As filed with the Securities and Exchange Commission on January 28, 2020

Securities Act Registration No. 333-230801

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ Registration Statement under the Securities Act of 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

GOLDMAN SACHS BDC, INC.

(Exact Name of Registrant as Specified in the Charter)

200 West Street

New York, New York 10282

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 902-0300

Jonathan Lamm

Caroline Kraus

Goldman Sachs BDC, Inc.

200 West Street

New York, New York 10282

(Name and Address of Agent for Service)

Copies of information to:

Joshua Wechsler, Esq. Lee T. Barnum, Esq. Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, New York 10004 Telephone: (212) 859-8000 Facsimile: (212) 859-4000	Geoffrey R.T. Kenyon, Esq. Thomas J. Friedmann, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110 Telephone: (617) 728-7100 Facsimile: (617) 426-6567	Cynthia M. Krus Steven B. Boehm Eversheds Sutherland (US) LLP 700 Sixth Street, NW Washington, DC 20004 Tel: (202) 383-0100 Fax: (202) 637-3593	Paul D. Tropp, Esq. Christopher J. Capuzzi, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, NY 10036 Tel: (212) 596-9000 Fax: (212) 596-9090

Approximate date of proposed public offering:

As soon as practicable after the effective date of this Registration Statement

Check box if any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (1)
% Notes due	$300,000,000	$300,000,000	$38,940 (2)
(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee.
(2)	In connection with the initial filing of this Registration Statement on April 10, 2019, a filing fee of $90,900 was previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. GSBD may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, DATED JANUARY [•], 2020

GOLDMAN SACHS BDC, INC.

% Notes due 20

Goldman Sachs BDC, Inc. (“GSBD”) is offering $        million in aggregate principal amount of its % notes due 20        (the “Notes”). The Notes will mature on         , 20         . GSBD will pay interest on the Notes on            and             of each year, beginning             , 2020. GSBD may redeem the Notes in whole or in part at any time or from time to time at the redemption price discussed under the caption “Description of the Notes—Optional Redemption” in this prospectus. In addition, holders of the Notes can require GSBD to repurchase the Notes at 100% of their principal amount upon the occurrence of a Change of Control Repurchase Event (as defined herein). The Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Notes will be GSBD’s direct unsecured obligations and rank pari passu, or equal, in right of payment with all outstanding and future unsecured unsubordinated indebtedness issued by GSBD. As of September 30, 2019, GSBD had $731.8 million of indebtedness outstanding, of which $155.0 million is unsecured and unsubordinated indebtedness, and $576.8 million is secured indebtedness and, therefore, will be effectively and/or structurally senior to the Notes. As of September 30, 2019, on a pro forma basis after giving effect to the Merger (as defined below) and related transactions, GSBD would have had $1,371.4 million of indebtedness outstanding, of which $155.0 million would have been unsecured and unsubordinated indebtedness, and $1,216.4 million would have been secured indebtedness, and, therefore, would be effectively and/or structurally senior to the Notes.

GSBD is an externally managed specialty finance company that is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). GSBD is focused on lending to “middle-market companies,” a term it generally uses to refer to companies with between $5 million and $200 million of annual earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) excluding certain one-time, and non-recurring items that are outside the operations of these companies. GSBD’s investment objective is to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche, including last out portions of such loans, second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

GSBD is managed by its investment adviser, Goldman Sachs Asset Management, L.P. (“GSAM”), a wholly-owned subsidiary of The Goldman Sachs Group, Inc. (“Group Inc.”). Group Inc., together with Goldman Sachs & Co. LLC (including its predecessors, “GS & Co.”), GSAM and its other subsidiaries and affiliates, is referred to herein as “Goldman Sachs.”

On December 9, 2019, GSBD entered into a Merger Agreement (as defined below) with Goldman Sachs Middle Market Lending Corp. (“MMLC”), and other parties thereto. The Merger is currently anticipated to be completed during the second quarter of calendar year 2020, and is subject to certain closing conditions. Please see “Prospectus Summary — Recent Developments — Combination of GSBD and MMLC” for more information regarding the Merger Agreement and the Merger.

This prospectus contains important information you should know before investing in the Notes. Please read it before you invest and keep it for future reference. GSBD files annual, quarterly and current reports, proxy statements and other information about itself with the Securities and Exchange Commission (the “SEC”). You may obtain this information or make stockholder inquiries by written or oral request and free of charge by contacting GSBD at 71 S Wacker Drive, Suite 500, Chicago, Illinois, 60606, Attention: AI Shareholder Services, on its website at www.goldmansachsbdc.com, or by calling collect at (312) 655-4702. Information contained on GSBD’s website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Investing in the Notes involves a high degree of risk, and is highly speculative. Before investing in the Notes, you should read the discussion of the material risks of investing in GSBD’s securities in “Risk Factors” beginning on page 21 of this prospectus.

The securities in which GSBD invests are generally not rated by any rating agency, and if they were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service and lower than “BBB-” by Fitch Ratings or Standard & Poor’s Ratings Services (“S&P”)). These securities, which may be referred to as “junk bonds,” “high yield bonds” or “leveraged loans,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Per Note	Total
Public offering price(1)%	$
Underwriting discount (sales load)%	$
Proceeds to us, before expenses(2)%	$

(1) The public offering price set forth above does not include accrued interest, if any. Interest on the Notes must be paid by the purchaser if the Notes are delivered after , 2020.

(2)	GSBD estimates that it will incur offering expenses of approximately $[•] in connection with this offering.

Delivery of the Notes in book-entry only form through The Depository Trust Company is expected to be made on             , 2020.

Joint Book-Running Managers
[•]	[•]	[•]

The date of this prospectus is             , 2020

You should rely only on the information contained in this prospectus. GSBD has not, and the underwriters have not, authorized any other person to provide you with different information or to make any representations not contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. GSBD is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. GSBD’s business, financial condition, results of operations, cash flows and prospects may have changed since that date.

TRADEMARKS

This prospectus contains trademarks and service marks owned by Goldman Sachs. This prospectus may also contain trademarks and service marks owned by third parties.

PROSPECTUS SUMMARY

This summary highlights some of the information contained elsewhere in this prospectus. This summary may not contain all of the information that you should consider before investing in the Notes. You should review the more detailed information contained in this prospectus, especially the information set forth under the heading “Risk Factors.”

Unless indicated otherwise in this prospectus or the context requires otherwise, the terms, “GSBD” and the “Company” refer to Goldman Sachs BDC, Inc. and its consolidated subsidiaries, as the context may require. The term “MMLC” refers to Goldman Sachs Middle Market Lending Corp. and, where applicable, its consolidated subsidiaries.

Goldman Sachs BDC, Inc.

GSBD is a specialty finance company focused on lending to middle-market companies. GSBD is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act. GSBD is a Delaware corporation, and shares of GSBD’s common stock are currently listed on the New York Stock Exchange under the symbol “GSBD.” In addition, GSBD has elected to be treated, and expects to qualify annually, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with GSBD’s taxable year ended December 31, 2013. From GSBD’s formation in 2012 through September 30, 2019, GSBD has originated more than $3.53 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits and repayments. GSBD seeks to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche, including last-out portions of such loans, second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

“Unitranche” loans are first lien loans that may extend deeper in a company’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority between different lenders in the unitranche loan. In a number of instances, GSBD may find another lender to provide the “first-out” portion of such loan and retain the “last-out” portion of such loan, in which case, the “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that GSBD would continue to hold. In exchange for the greater risk of loss, the “last-out” portion generally earns a higher interest rate than the “first-out” portion. GSBD uses the term “mezzanine” to refer to debt that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. GSBD may make multiple investments in the same portfolio company.

GSBD invests primarily in U.S. middle-market companies, which GSBD believes are underserved by traditional providers of capital such as banks and the public debt markets. In describing GSBD’s business, GSBD generally uses the term “middle-market companies” to refer to companies with between $5 million and $200 million of annual EBITDA excluding certain one-time, and non-recurring items that are outside the operations of these companies. However, GSBD may from time to time invest in larger or smaller companies. GSBD generates revenues primarily through receipt of interest income from the investments GSBD holds. In addition, GSBD generates income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to GSBD, unless, to the extent required by applicable law or exemptive relief therefrom, GSBD only receives its allocable portion of such fees when invested in the same portfolio company as another client account managed by GSAM (such accounts, including MMLC, Goldman Sachs Private Middle Market Credit LLC (“GS PMMC”) and Goldman Sachs Private Middle Market Credit II LLC (“GS PMMC II” and, together with GSBD, MMLC and GS PMMC, the “GS BDCs”), are referred to collectively as the “Accounts”). The companies in which GSBD invests use its capital for a variety of purposes, including to support organic growth, fund acquisitions, make capital investments or refinance indebtedness.

Investment Strategy

GSBD’s origination strategy focuses on leading the negotiation and structuring of the loans or securities in which GSBD invests and holding the investments in its portfolio to maturity. GSBD generally seeks to control or obtain significant influence over the rights of investors in the loan or security, including in cases where there are multiple investors. GSBD generally seeks to make investments that have maturities between three and ten years and range in size between $10 million and $75 million, although GSBD may make larger or smaller investments on occasion.

Investment Portfolio

As of September 30, 2019 and December 31, 2018, GSBD’s portfolio (excluding its investment in a money market fund, if any, managed by an affiliate of Group Inc.) consisted of the following:

	September 30, 2019		December 31, 2018
Investment Type	Cost	Fair Value	Cost	Fair Value
	(in millions)
First Lien/Senior Secured Debt	$1,051.04	$1,036.75	$738.63	$729.60
First Lien/Last-Out Unitranche	35.31	35.29	114.00	106.88
Second Lien/Senior Secured Debt	271.46	251.25	411.55	391.93
Unsecured Debt	7.05	7.05	6.71	6.70
Preferred Stock	41.66	49.71	16.85	21.53
Common Stock	67.88	50.11	37.82	22.34
Investment Funds & Vehicles(1)	–	–	100.00	96.46
Total Investments	$1,474.40	$1,430.16	$1,425.56	$1,375.44
(1)	Includes equity investment in Senior Credit Fund, LLC (the “Senior Credit Fund”) as of December 31, 2018.

As of September 30, 2019, GSBD’s portfolio consisted of 199 investments in 102 portfolio companies across 35 different industries. The largest industries in GSBD’s portfolio, based on fair value as of September 30, 2019, were Health Care Providers & Services, Software, Internet Software & Services and Health Care Technology, which represented 11.4%, 8.3%, 7.3% and 6.3%, respectively, of GSBD’s portfolio at fair value.

As of September 30, 2019, on a fair value basis, approximately 2.1% of GSBD’s performing debt investments bore interest at a fixed rate (including income producing preferred stock investments), and approximately 97.9% of GSBD’s performing debt investments bore interest at a floating rate, which was primarily LIBOR plus a spread.

The geographic composition of GSBD’s portfolio at fair value as of September 30, 2019 was United States 95.6%, Canada 2.7%, Ireland 1.3%, Germany 0.3% and Singapore 0.1%.

As of December 31, 2018, GSBD’s portfolio consisted of 136 investments in 72 portfolio companies across 33 different industries. The largest industries in GSBD’s portfolio, based on fair value as of December 31, 2018, were Software, Health Care Providers & Services, Investment Funds & Vehicles and Distributors, which represented 11.5%, 8.0%, 7.0% and 5.8%, respectively, of GSBD’s portfolio at fair value.

As of December 31, 2018, on a fair value basis, approximately 3.4% of GSBD’s performing debt investments bore interest at a fixed rate (including income producing preferred stock investments), and approximately 96.6% of GSBD’s performing debt investments bore interest at a floating rate, which was primarily LIBOR plus a spread.

The geographic composition of GSBD’s portfolio at fair value as of December 31, 2018 was United States 97.9%, Ireland 1.4%, Germany 0.6% and Singapore 0.1%.

As of September 30, 2019 and December 31, 2018, the weighted average yield by asset type of GSBD’s total portfolio (excluding its investment in a money market fund managed by an affiliate of Group Inc.), at amortized cost and fair value, was as follows:

	September 30, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Weighted Average Yield(1)
First Lien/Senior Secured Debt(2)	8.7%	9.1%	10.4%	11.0%
First Lien/Last-Out Unitranche(2) (3)	10.2	10.2	6.0	6.5
Second Lien/Senior Secured Debt(2)	9.8	11.3	9.7	10.4
Unsecured Debt(2)	11.7	11.7	11.7	11.9
Preferred Stock(4)	–	–	–	–
Common Stock(4)	–	–	–	–
Investment Funds & Vehicles(5)	–	–	11.2	11.4
Total Portfolio	8.3%	8.9%	9.5%	10.1%
(1)	The weighted average yield of GSBD’s portfolio does not represent the total return to its stockholders.
(2)

Computed based on (a) the annual actual interest rate or yield earned plus amortization of fees and discounts on the performing debt and other income producing investments as of the reporting date, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively. This calculation excludes exit fees that are receivable upon repayment of certain loan investments.

(3)	The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments.
(4)

Computed based on (a) the stated coupon rate, if any, for each income-producing investment, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively.

(5)

Computed based on (a) the net investment income earned from the Senior Credit Fund for the respective trailing twelve months ended on the measurement date, which may include dividend income and loan origination and structuring fees, divided by (b) GSBD’s average member’s equity at cost and fair value, adjusted for equity contributions.

As of September 30, 2019, the total portfolio weighted average yield measured at amortized cost and fair value was 8.3% and 8.9%, respectively, which decreased from 9.5% and 10.1%, respectively, at December 31, 2018. The decrease in weighted average yield at amortized cost and fair value was primarily driven by the decrease in LIBOR on GSBD’s variable rate secured debt investments and receipt of its pro rata portion of senior secured loans from the liquidation and dissolution of the Senior Credit Fund.

As of September 30, 2019, the senior secured loans received had a weighted average yield at amortized cost and fair value of 7.9% and 9.8%, respectively. In addition, the increase in the first lien/last-out unitranche weighted average yield at amortized cost and fair value was primarily driven by the exit from GSBD’s investments in NTS Communications, Inc.

The following table presents certain selected information regarding GSBD’s investment portfolio (excluding its investment in a money market fund, if any, managed by an affiliate of Group Inc.) as of September 30, 2019 and December 31, 2018:

	September 30, 2019	December 31, 2018
Number of portfolio companies(1)	102	72
Percentage of performing debt bearing a floating rate(2)	97.9%	96.6%
Percentage of performing debt bearing a fixed rate(2)(3)	2.1%	3.4%
Weighted average yield on debt and income producing investments, at amortized cost(4)	9.1%	10.9%
Weighted average yield on debt and income producing investments, at fair value(4)	9.7%	11.3%
Weighted average leverage (net debt/EBITDA)(5)	5.4x	5.6x
Weighted average interest coverage(5)	2.4x	2.2x
Median EBITDA(5)	$37.74 million	$26.87 million

(1)	As of December 31, 2018, includes the Senior Credit Fund as a single portfolio company.
(2)	Measured on a fair value basis. Excludes investments, if any, placed on non-accrual.
(3)	Includes income producing preferred stock investments.
(4)

Computed based on (a) the annual actual interest rate or yield earned plus amortization of fees and discounts on the performing debt and other income producing investments as of the reporting date, divided by (b) the total performing debt and other income producing investments (excluding investments on non-accrual).

(5)

For a particular portfolio company, GSBD calculates the level of contractual indebtedness net of cash (“net debt”) owed by the portfolio company and compares that amount to measures of cash flow available to service the net debt. To calculate net debt, GSBD includes debt that is both senior and pari passu to the tranche of debt owned by GSBD but excludes debt that is legally and contractually subordinated in ranking to the debt owned by GSBD. GSBD believes this calculation method assists in describing the risk of GSBD’s portfolio investments, as it takes into consideration contractual rights of repayment of the tranche of debt owned by GSBD relative to other senior and junior creditors of a portfolio company. GSBD typically calculates cash flow available for debt service at a portfolio company by taking EBITDA for the trailing twelve month period. Weighted average net debt to EBITDA is weighted based on the fair value of GSBD’s debt investments and excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue. The weighted average net debt to EBITDA calculation for GSBD as of December 31, 2018 includes its exposure to underlying debt investments in the Senior Credit Fund.

For a particular portfolio company, GSBD also calculates the level of contractual interest expense owed by the portfolio company, and compares that amount to EBITDA (“interest coverage ratio”). GSBD believes this calculation method assists in describing the risk of GSBD’s portfolio investments, as it takes into consideration contractual interest obligations of the portfolio company. Weighted average interest coverage is weighted based on the fair value of GSBD’s performing debt investments, including GSBD’s exposure to underlying debt investments in the Senior Credit Fund and excluding investments where interest coverage may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Median EBITDA is based on GSBD’s debt investments, including its exposure to underlying debt investments in the Senior Credit Fund and excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the reported end date. Statistics of the portfolio companies have not been independently verified by GSBD and may reflect a normalized or adjusted amount. As of September 30, 2019 and December 31, 2018, investments where net debt to EBITDA may not be the appropriate measure of credit risk represented 23.0% and 18.3%, respectively, of total debt investments, including as of December 31, 2018, GSBD’s investment in the Senior Credit Fund, at fair value. Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the respective reported end date. Portfolio company statistics have not been independently verified by GSBD and may reflect a normalized or adjusted amount.

Floating rates are primarily LIBOR plus a spread.

The following table shows the amortized cost of GSBD’s performing and non-accrual investments as of September 30, 2019 and December 31, 2018:

	As of
	September 30, 2019		December 31, 2018
	Amortized Cost	Percentage of Total Portfolio at Amortized Cost	Amortized Cost	Percentage of Total Portfolio at Amortized Cost
	(in millions)		(in millions)
Performing	$1,453.97	98.6%	$1,306.55	91.7%
Non-accrual	20.43	1.4	119.01	8.3

Total Investments	$1,474.40	100.0%	$1,425.56	100.0%

Investments are placed on non-accrual status when it is probable that principal, interest or dividends will not be collected according to the contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. GSBD may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

Corporate Structure

GSBD was formed as a private fund in September 2012 and commenced operations in November 2012, using seed capital contributions GSBD received from Group Inc. In March 2013, GSBD elected to be treated as a BDC. GSBD has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with GSBD’s taxable year ended December 31, 2013. On March 18, 2015, GSBD’s common stock began trading on NYSE under the symbol “GSBD”. On March 23, 2015, GSBD closed its initial public offering, issuing 6,000,000 shares of common stock at a public offering price of $20.00 per share. Net of offering and underwriting costs, GSBD received cash proceeds of $114.57 million. On April 21, 2015, GSBD issued an additional 900,000 shares of GSBD’s common stock pursuant to the exercise of the underwriters’ over-allotment option in connection with the initial public offering. On May 24, 2017, GSBD sold 3,250,000 shares of its common stock at a public offering price of $22.50 per share. Net of underwriting costs and offering expenses, GSBD received cash proceeds of $69.65 million. On May 26, 2017, GSBD issued an additional 487,500 shares of its common stock pursuant to the underwriters’ exercise of the option to purchase additional shares that GSBD granted in connection with the May 24, 2017 sale of common stock. Net of underwriting costs, GSBD received additional cash proceeds of $10.64 million. As a result of the conversion from a Delaware limited liability company to a Delaware corporation, subsequent share repurchases, the initial public offering and the follow-on equity offering completed in May 2017, as of September 30, 2019, Group Inc. owned approximately 16.07% of GSBD’s common stock. On December 9, 2019, GSBD entered into the Merger Agreement with MMLC. See “Business of Goldman Sachs BDC, Inc.—Corporate Structure” and “—Recent Developments.”

GSBD’s Investment Adviser

GSAM serves as GSBD’s investment adviser and has been registered as an investment adviser with the SEC since 1990. Subject to the supervision of the board of directors of GSBD (the “GSBD Board”), a majority of which is made up of independent directors (including an independent Chairman), GSAM manages GSBD’s day-to-day operations and provides GSBD with investment advisory and management services and certain administrative services. GSAM is an indirect, wholly-owned subsidiary of Group Inc. and an affiliate of GS & Co. Founded in 1869, Group, Inc. is a publicly-held financial holding company (“FHC”) and a leading global investment banking, securities and investment management firm. As of September 30, 2019, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.6 trillion.

The GSAM Private Credit Group

The Private Credit Group of GSAM (the “GSAM Private Credit Group”) is responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, negotiating and structuring GSBD’s investments and monitoring and servicing its investments. The GSAM Private Credit Group was comprised of 25 investment professionals, as of September 30, 2019, all of whom are dedicated to GSBD’s investment strategy and other funds that share a similar investment strategy with GSBD. The GSAM Private Credit Group sits with a broader team known as the “GSAM Credit Alternatives Team” which has additional responsibilities other than those relating to GSBD. In addition, GSAM has risk management, legal, accounting, tax, information technology and compliance personnel, among others, who provide services to GSBD. GSBD benefits from the expertise provided by these personnel in GSBD’s operations.

The GSAM Private Credit Group is dedicated primarily to private corporate credit investment opportunities in North America and utilizes a bottom-up, fundamental research approach to lending. The senior members of the GSAM Private Credit Group have been working together since 2006 and have an average of over 15 years of experience in leveraged finance and private transactions.

All investment decisions are made by the Investment Committee, which currently consists of five voting members: Brendan McGovern, Jon Yoder, David Yu, Jordan Walter and Michael Mastropaolo, as well as three non-voting members with operational and/or legal expertise. For biographical information about the voting members of the Investment Committee, see “Management of Goldman Sachs BDC, Inc.—Biographical Information.” The Investment Committee is responsible for approving all of GSBD’s investments. The Investment Committee also monitors investments in GSBD’s portfolio and approves all asset dispositions. GSBD expects to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. The voting members of the Investment Committee collectively have over 50 years of experience in middle-market investment and activities related to middle-market investing. The membership of the Investment Committee may change from time to time.

Allocation of Opportunities

GSBD’s investment objectives and investment strategies are similar to those of other Accounts, and an investment appropriate for GSBD may also be appropriate for those Accounts. This creates potential conflicts in allocating investment opportunities among GSBD and such other Accounts, particularly in circumstances where the availability of such investment opportunities is limited, where the liquidity of such investment opportunities is limited or where co-investments by GSBD and other Accounts are not permitted under applicable law. For a further explanation of the allocation of opportunities and other conflicts and the risks related thereto, please see “Business of Goldman Sachs BDC, Inc.—Allocation of Opportunities” and “Potential Conflicts of Interest.”

Market Opportunity

According to the National Center for the Middle Market and the CIA World Factbook, the U.S. middle market is comprised of approximately 200,000 companies that represent approximately 33% of the private sector gross domestic product, employing approximately 47.9 million people.1 The GSAM Private Credit Group believes that there is an attractive investment environment for GSBD to provide loans to U.S. middle market companies. For a further discussion of the market opportunities associated with GSBD’s focus on middle market companies, see “Business of Goldman Sachs BDC, Inc.—Market Opportunity.”

Competitive Advantages

The Goldman Sachs Platform: Group Inc. is a leading global financial institution that provides a wide range of financial services to a substantial and diversified client base, including companies and high net worth individuals, among others. The firm is headquartered in New York, and maintains offices across the United States and in all major financial centers around the world. Group Inc.’s asset management subsidiary, GSAM, is one of the world’s leading investment managers with over 690 investment professionals and approximately $1.6 trillion in assets under supervision as of September 30, 2019. GSAM’s investment teams, including the GSAM Private Credit Group, capitalize on the relationships, market insights, risk management expertise, technology and infrastructure of Goldman Sachs. The GSAM Private Credit Group believes the Goldman Sachs platform delivers a meaningful competitive advantage to GSBD. For a detailed discussion of GSBD’s competitive advantages, see “Business of Goldman Sachs BDC, Inc.—Competitive Advantages.”

Operating and Regulatory Structure

GSBD has elected to be treated as a BDC under the 1940 Act. As a BDC, GSBD is generally prohibited from acquiring assets other than qualifying assets unless, after giving effect to any acquisition, at least 70% of GSBD’s total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (i) private U.S. operating companies, (ii) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the NYSE) or registered under the Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) public U.S. operating companies having a market capitalization of less than $250 million. Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through OTC Markets Group Inc. are not listed on a national securities exchange and therefore are eligible portfolio companies.

GSBD has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with GSBD’s taxable year ended December 31, 2013. As a RIC, GSBD generally will not be required to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that GSBD timely distributes to its stockholders as dividends if GSBD meets certain source of income, distribution and asset diversification requirements. GSBD intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that GSBD may retain certain net capital gains for reinvestment and GSBD may choose to carry forward taxable income for distribution in the following year and pay any applicable tax. In addition, the distributions GSBD pays to its stockholders in a year may exceed its net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.

Use of Leverage

GSBD’s senior secured revolving credit agreement (as amended, the “Existing GSBD Credit Agreement”) with SunTrust Bank, as administrative agent, and Bank of America, N.A., as syndication agent, and its 4.50% Convertible Notes due 2022 (the “Convertible Notes”), allow GSBD to borrow money and lever its investment portfolio, subject to the limitations of the 1940 Act, with the objective of increasing its yield. This is known as “leverage” and could increase or decrease returns to GSBD’s stockholders. The use of leverage involves significant risks. On June 15, 2018, GSBD’s stockholders approved the application of the reduced asset

[1]

Estimate for 2019 by the National Center for the Middle Market, which defined middle market as companies with annual revenue of $10 million—$1 billion. See http://www.middlemarketcenter.org (relying on data from the CIA World Factbook, available at https://www.cia.gov/library/publications/the-world-factbook/).

coverage requirements in Section 61(a)(2) of the 1940 Act to GSBD. As a result of this approval, GSBD is now permitted to borrow amounts such that its asset coverage ratio, as defined in the 1940 Act, is at least 150% after such borrowing (if certain requirements are met), rather than 200%, as previously required. As of December 31, 2018 and December 31, 2017, GSBD’s asset coverage ratio based on the aggregate amount outstanding of its senior securities was 206% and 233%, respectively.

Certain trading practices and investments, such as reverse repurchase agreements, may be considered borrowings or involve leverage and thus may be subject to 1940 Act restrictions. In accordance with applicable SEC staff guidance and interpretations, when GSBD engages in such transactions, instead of maintaining an asset coverage ratio of at least 150% (if certain requirements are met), it will segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to GSBD’s exposure, on a mark-to-market basis, to such transactions (as calculated pursuant to requirements of the SEC). Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered borrowings for these purposes. Practices and investments that may involve leverage but are not considered borrowings are not subject to the 1940 Act’s asset coverage requirement, and GSBD will not otherwise segregate or earmark liquid assets or enter into offsetting positions for such transactions. The amount of leverage that GSBD employs will depend on GSAM’s and the GSBD Board’s assessment of market conditions and other factors at the time of any proposed borrowing.

Recent Developments

Combination of GSBD and MMLC

On December 9, 2019, GSBD entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MMLC, Evergreen Merger Sub Inc., a Delaware corporation and GSBD’s wholly owned subsidiary (“Merger Sub”), and GSAM. The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into MMLC, with MMLC continuing as the surviving company and as a wholly-owned subsidiary of GSBD (the “First Merger”) and, immediately thereafter, MMLC will merge with and into GSBD, with GSBD continuing as the surviving company (the “Second Merger” and, together with the First Merger, the “Mergers” or the “Merger”). The boards of directors of both GSBD and MMLC, including all of the respective independent directors, in each case, on the recommendation of a committee (such company’s “Special Committee”) comprising solely the independent directors of GSBD or MMLC, as applicable, have approved the Merger Agreement and the transactions contemplated therein. The parties to the Merger Agreement intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

In the First Merger, each share of MMLC’s common stock issued and outstanding immediately prior to the effective time of the First Merger (other than certain excluded shares as described in the Merger Agreement) will be converted into 0.9939 shares of GSBD’s common stock (the “Exchange Ratio”). The Exchange Ratio will only be adjusted if, between the date of the Merger Agreement and the effective time of the First Merger, (i) either GSBD or MMLC declares or pays an extraordinary dividend, or (ii) the respective outstanding shares of GSBD’s common stock or MMLC’s common stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be declared with a record date within such period, other than shares issued pursuant to GSBD’s distribution reinvestment plan, as permitted by the Merger Agreement. For the avoidance of doubt, (i) any dividend by GSBD of up to $0.45 per share per quarter, (ii) any dividend by MMLC of up to $0.43 per share per quarter, or (iii) any dividend by GSBD payable to stockholders with a record date after the closing of the Merger (the “Closing”) will not be an extraordinary dividend pursuant to the Merger Agreement. Each holder of MMLC’s common stock converted pursuant to the First Merger that would otherwise have been entitled to receive a fraction of a share of GSBD’s common stock will receive cash in lieu thereof.

The Merger Agreement contains representations, warranties and covenants, including, among others, covenants relating to the operation of each of GSBD’s and MMLC’s businesses during the period prior to the Closing. GSBD and MMLC have agreed to convene and hold stockholder meetings for the purpose of obtaining the approvals required of GSBD’s and MMLC’s stockholders, respectively, and the boards of directors of GSBD and MMLC have agreed to recommend that their respective stockholders approve the applicable proposals (as described below).

The Merger Agreement provides that neither GSBD nor MMLC may solicit proposals relating to alternative transactions, or, subject to certain exceptions, initiate or participate in discussions or negotiations regarding, or provide information with respect to, any proposal for an alternative transaction. However, each of the GSBD Board and the board of directors of MMLC (the “MMLC Board”) may, subject to certain conditions, change its recommendation to the applicable stockholders or, on payment of a termination fee of approximately $20.5 million by GSBD and $27.8 million by MMLC, terminate the Merger Agreement and enter into an agreement with respect to, in the case of GSBD, a “GSBD Superior Proposal” or, in the case of MMLC, a “MMLC Superior Proposal” (each as defined in the Merger Agreement) if it determines in its reasonable good faith judgment, after consultation with its outside legal counsel and on the recommendation of the applicable special committee, that the failure to take such action would be reasonably likely to breach its fiduciary duty under applicable law (taking into account any changes to the Merger Agreement proposed by MMLC or GSBD, as applicable).

Consummation of the First Merger, which is currently anticipated to be completed during the second quarter of calendar year 2020, is subject to certain closing conditions, including (1) adoption of the Merger Agreement by a majority of the outstanding shares of MMLC’s common stock and by a majority of the outstanding shares of MMLC’s common stock not held by GSAM or its affiliates, (2) adoption of the Merger Agreement by a majority of the outstanding shares of GSBD’s common stock and by a majority of the outstanding shares of GSBD’s common stock not held by GSAM or its affiliates, (3) approval of the issuance of GSBD’s common stock to be issued in the First Merger by a majority of the votes cast by GSBD’s stockholders on the matter, (4) the requisite approval of GSBD’s stockholders of an amendment (the “New Investment Management Agreement”) to the Second Amended and Restated Investment Management Agreement (the “Current GSBD Investment Management Agreement”) between GSBD and GSAM and the amended and restated certificate of incorporation to be effective upon the closing of the Second Merger (the “GSBD Charter Amendment”), (5) the requisite approval of MMLC stockholders of the GSBD Charter Amendment, (6) the absence of certain legal impediments to the consummation of the Mergers, (7) effectiveness of the registration statement for GSBD’s common stock to be issued as consideration in the First Merger, (8) approval for listing on the New York Stock Exchange of GSBD’s common stock to be issued as consideration in the First Merger, (9) subject to certain materiality standards, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement, (10) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), (11) a requirement that, as of a determination date that is within 48 hours (excluding Sundays and holidays) prior to the closing of the First Merger, both (a) the product of the Exchange Ratio and the greater of (i) the closing market price and (ii) the net asset value (“NAV”) per share of the shares of GSBD’s common stock is greater than or equal to the NAV per share of MMLC’s common stock and (b) the product of the Exchange Ratio and the NAV per share of GSBD’s common stock is less than or equal to the NAV per share of MMLC’s common stock, and (12) a requirement that either (i) GSBD amend or replace the Existing GSBD Credit Facility to permit GSBD to pay off in full the existing MMLC credit facility (the “Existing MMLC Credit Facility”), and the Existing MMLC Credit Facility be repaid in full at Closing, or (ii) GSBD amend and replace the Existing GSBD Credit Facility to permit the existence and incurrence of indebtedness and liens under the MMLC credit facility, and MMLC amend, waive or replace the Existing MMLC Credit Facility to permit its credit facility to remain outstanding post-closing.

The Merger Agreement also contains certain termination rights in favor of GSBD and MMLC, including if the First Merger is not completed on or before December 9, 2020 or if the requisite approvals of GSBD’s stockholders or MMLC stockholders are not obtained. The Merger Agreement also provides that, upon the termination of the Merger Agreement under certain circumstances, GSBD or a third party may be required to pay MMLC a termination fee of approximately $20.5 million, or MMLC or a third party may be required to pay GSBD a termination fee of approximately $27.8 million.

The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses. No assurance can be given that the Merger will be completed, and this offering of Notes is not conditioned on the Merger.

Goldman Sachs Middle Market Lending Corp.

MMLC is a specialty finance company focused on lending to middle-market companies. MMLC is a Delaware corporation and a closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, MMLC has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending December 31, 2017. From MMLC’s commencement of operations on January 11, 2017 through September 30, 2019, MMLC has originated $2.02 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits and repayments. MMLC seeks to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche, including last-out portions of such loans, second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments. MMLC’s portfolio of investments and investment objectives are substantially similar to those of GSBD.

Investment Portfolio

As of September 30, 2019 and December 31, 2018, MMLC’s portfolio (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.) consisted of the following:

	As of
	September 30, 2019			December 31, 2018
	Amortized Cost	Fair Value	Percentage of Total Portfolio at Fair Value	Amortized Cost	Fair Value	Percentage of Total Portfolio at Fair Value
	($ in millions)			($ in millions)
First Lien/Senior Secured Debt	$1,129.83	$1,124.80	70.8%	$646.33	$644.91	58.2%
First Lien/Last-Out Unitranche	100.81	100.79	6.3	90.48	90.58	8.2
Second Lien/Senior Secured Debt	355.70	340.60	21.4	359.04	353.77	32.0
Preferred Stock	7.20	9.49	0.6	7.20	8.10	0.7
Common Stock	11.05	13.63	0.9	10.00	9.83	0.9

Total Investments	$1,604.59	$1,589.31	100.0%	$1,113.05	$1,107.19	100.0%

As of September 30, 2019 and December 31, 2018, the weighted average yield on MMLC’s total portfolio by asset type (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.), at amortized cost and fair value, was as follows:

	As of
	September 30, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Weighted Average Yield(1)
First Lien/Senior Secured Debt(2)	9.0%	9.0%	9.9%	10.0%
First Lien/Last-Out Unitranche(2)(4)	10.3	10.3	11.0	10.9
Second Lien/Senior Secured Debt(2)	10.7	11.5	11.2	11.5
Preferred Stock(3)	–	–	–	–
Common Stock(3)	–	–	–	–
Total Portfolio	9.4%	9.5%	10.3%	10.4%

(1)	The weighted average yield of MMLC’s portfolio does not represent the total return to its stockholders.
(2)

Computed based on (a) the annual actual interest rate or yield earned plus amortization of fees and discounts on the performing debt and other income producing investments as of the reporting date, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively.

(3)

Computed based on the (a) stated coupon rate, if any, for each income-producing investment, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively.

(4)	The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments.

As of September 30, 2019, the total portfolio weighted average yield at amortized cost and fair value was 9.4% and 9.5%, respectively, which decreased from 10.3% and 10.4%, respectively, as of December 31, 2018. Within First Lien/Senior Secured Debt the decrease in weighted average yield at amortized cost and fair value was primarily driven by the decrease in LIBOR on MMLC’s variable rate secured debt investments.

The following table presents certain selected information regarding MMLC’s investment portfolio (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.) as of September 30, 2019 and December 31, 2018:

	As of
	September 30, 2019	December 31, 2018
Number of portfolio companies	74	55
Percentage of performing debt bearing a floating rate(1)	100.0%	100.0%
Percentage of performing debt bearing a fixed rate(1)(2)	0.0%	0.0%
Weighted average leverage (net debt/EBITDA)(3)	5.9x	5.7x
Weighted average interest coverage(3)	2.2x	2.1x
Median EBITDA(3)	$37.80 million	$45.11 million

(1)	Measured on a fair value basis. Excludes investments, if any, placed on non-accrual.
(2)	Includes income producing preferred stock investments, if applicable.
(3)

For a particular portfolio company, MMLC calculates the level of contractual indebtedness net of cash (“net debt”) owed by the portfolio company and compares that amount to measures of cash flow available to service the net debt. To calculate net debt, MMLC includes debt that is both senior and pari passu to the tranche of debt owned by it but excludes debt that is legally and contractually subordinated in ranking to the debt owned by MMLC. MMLC believes this calculation method assists in describing the risk of MMLC’s portfolio investments, as it takes into consideration contractual rights of repayment of the tranche of debt owned by MMLC relative to other senior and junior creditors of a portfolio company. MMLC typically calculates cash flow available for debt service at a portfolio company by taking EBITDA for the trailing twelve month period. Weighted average net debt to EBITDA is weighted based on the fair value of MMLC’s debt investments, excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

For a particular portfolio company, MMLC also calculates the level of contractual interest expense owed by the portfolio company, and compare that amount to EBITDA (“interest coverage ratio”). MMLC believes this calculation method assists in describing the risk of MMLC’s portfolio investments, as it takes into consideration contractual interest obligations of the portfolio company. Weighted average interest coverage is weighted based on the fair value of MMLC’s performing debt investments, excluding investments where interest coverage may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Median EBITDA is based on MMLC’s debt investments, excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the reported end date. Statistics of the portfolio companies have not been independently verified by MMLC and may reflect a normalized or adjusted amount. As of September 30, 2019 and December 31, 2018, investments where net debt to EBITDA may not be the appropriate measure of credit risk represented 28.8% and 32.5%, respectively, of total debt investments at fair value. Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the respective reported end date. Portfolio company statistics have not been independently verified by MMLC and may reflect a normalized or adjusted amount.

Floating rates are primarily LIBOR plus a spread.

	As of
	September 30, 2019		December 31, 2018
Investment Performance Rating	Fair Value	Percentage of Total Portfolio at Fair Value	Fair Value	Percentage of Total Portfolio at Fair Value
	(in millions)		(in millions)
Grade 1	$67.55	4.2%	$–	–%
Grade 2	1,498.10	94.3	1,097.23	99.1
Grade 3	23.66	1.5	9.96	0.9
Grade 4	–	–	–	–
Total Investments	$1,589.31	100.0%	$1,107.19	100.0%

The increase in investments with a grade 1 investment performance rating as of September 30, 2019 compared to December 31, 2018 was driven by two portfolio companies with an aggregate fair value of $67.55 million being upgraded due to potential exits. The increase in investments with a grade 2 investment performance rating as of September 30, 2019 compared to December 31, 2018 was primarily driven by an increase in net investment activity.

The following table shows the amortized cost of MMLC’s performing and non-accrual investments (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.) as of September 30, 2019 and December 31, 2018:

	As of
	September 30, 2019		December 31, 2018
	Amortized Cost	Percentage of Total Portfolio at Amortized Cost	Amortized Cost	Percentage of Total Portfolio at Amortized Cost
	(in millions)		(in millions)
Performing	$1,604.59	100.0%	$1,113.05	100.0%
Non-accrual	–	–	–	–
Total Investments	$1,604.59	100.0%	$1,113.05	100.0%

Investments are placed on non-accrual status when it is probable that principal, interest or dividends will not be collected according to the contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. MMLC may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

Summary Risk Factors

Investing in the Notes involves a high degree of risk and you could lose all or part of your investment. Certain of these risks are set forth below:

•	The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness GSBD has currently incurred or may incur in the future.

•	The Notes will be structurally subordinated to the indebtedness and other liabilities of GSBD’s subsidiaries.

•	GSBD’s current indebtedness could adversely affect its business, financial condition and results of operations and its ability to meet its payment obligations under the Notes and its other debt.

•

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to GSBD or the Notes, if any, or change in the debt markets, could cause the liquidity or market value of the Notes to decline significantly.

•	The indenture will contain limited protection for holders of the Notes.

•	The optional redemption provision may materially adversely affect your return on the Notes.

•	If GSBD defaults on its obligations to pay its other indebtedness, GSBD may not be able to make payments on the Notes.

•	GSBD may not be able to repurchase the Notes upon a Change of Control Repurchase Event (as defined below).

•	If an active trading market does not develop for the Notes, you may not be able to resell them.

•

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on GSBD’s business and operations.

•

GSBD’s operation as a BDC imposes numerous constraints on GSBD and significantly reduces its operating flexibility. In addition, if GSBD fails to maintain its status as a BDC, GSBD might be regulated as a closed-end investment company, which would subject it to additional regulatory restrictions.

•

GSBD will be subject to corporate-level U.S. federal income tax on all of its income if it is unable to maintain its qualification for tax treatment as a RIC under Subchapter M of the Code, which would have a material adverse effect on its financial performance.

•	GSBD is dependent upon management personnel of GSAM for GSBD’s future success.

•	GSBD’s ability to grow depends on its ability to raise additional capital.

•	GSBD borrows money, which may magnify the potential for gain or loss and may increase the risk of investing in GSBD’s securities.

•	GSBD operates in a highly competitive market for investment opportunities.

•	Potential conflicts of interest with other businesses of Goldman Sachs could impact GSBD’s investment returns.

•	Goldman Sachs has influence, and may continue to exert influence, over GSBD’s management and affairs and over most votes requiring stockholder approval.

•	The GSBD Board may change GSBD’s investment objective, operating policies and strategies without prior notice or stockholder approval.

•

GSAM can resign as GSBD’s investment adviser on 60 days’ notice. GSBD may not be able to find a suitable replacement within that time, resulting in a disruption in GSBD’s operations that could adversely affect its financial condition, business and results of operations.

•	GSBD’s ability to enter into transactions with its affiliates is restricted.

•	GSBD is exposed to risks associated with changes in interest rates, including risks if LIBOR ceases to exist.

•	GSBD’s activities may be limited as a result of potentially being deemed to be controlled by a bank holding company.

•	GSBD’s investments are very risky and highly speculative.

•	The lack of liquidity in GSBD’s investments may adversely affect its business.

•	Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of GSBD’s portfolio, which in turn would reduce its NAV.

•	The Merger may not be completed pursuant to the terms of the Merger Agreement, or at all.

•	GSBD may be unable to realize the benefits anticipated by the Merger, or it may take longer than anticipated to achieve such benefits.

•

The Merger may trigger certain “change of control” provisions and other restrictions in contracts of GSBD, MMLC or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

•	If the Merger does not close, GSBD will not benefit from the expenses incurred in its pursuit.

•	The termination of the Merger Agreement could negatively impact GSBD.

•	Under certain circumstances, GSBD is obligated to pay (or cause a third party to pay) MMLC a termination fee upon termination of the Merger Agreement

•	The Merger Agreement limits the ability of GSBD and MMLC to pursue alternatives to the Merger.

•	The Merger is subject to closing conditions, including stockholder approvals that, if not satisfied or (to the extent legally allowed) waived, will result in the Merger not being completed.

•	GSBD will be subject to operational uncertainties and contractual restrictions while the Merger is pending.

•	GSBD and MMLC may, to the extent legally allowed, waive one or more conditions to the Merger without resoliciting stockholder approval.

Corporate Information

GSBD’s principal executive offices are located at 200 West Street, New York, New York 10282 and its telephone number is (212) 902-0300. GSBD maintains a website located at www.goldmansachsbdc.com. Information on GSBD’s website is not incorporated into or a part of this prospectus.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This section outlines certain legal and financial terms of the Notes. You should read this section together with the more detailed description of the Notes under the heading “Description of the Notes” in this prospectus before investing in the Notes. Capitalized terms used in this prospectus and not otherwise defined have the meanings ascribed to them in the indenture governing the Notes (as amended from time to time, the “indenture”).

Issuer	Goldman Sachs BDC, Inc., a Delaware corporation

Title of the Securities	% Notes due , 20

Initial Aggregate Principal Amount Being Offered	$ million

Initial Public Offering Price	% of the aggregate principal amount of Notes

Interest Rate	%

Yield to Maturity	%

Trade Date	, 2020

Issue Date	, 2020

Maturity Date	, 20

Interest Payment Dates	and , commencing , 2020

Ranking of Notes	The Notes will be GSBD’s direct, general unsecured obligations and will rank:

• senior in right of payment to all of GSBD’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes;

•  pari passu, or equal, in right of payment with all of GSBD’s existing and future indebtedness or other obligations that are not so subordinated, or junior, including, without limitation, the Convertible Notes, of which $155.0 million in aggregate principal amount was outstanding as of September 30, 2019; and

•  effectively subordinated, or junior, to any of GSBD’s secured indebtedness or other obligations (including unsecured indebtedness that it later secures) to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Existing GSBD Credit Facility, of which $576.8 million in aggregate principal amount was outstanding as of September 30, 2019.

As of September 30, 2019, GSBD’s total indebtedness was approximately $731.8 million aggregate principal amount outstanding. As of September 30, 2019, on a pro forma basis after giving effect to the Merger and related transactions, GSBD’s total indebtedness would have been approximately $1,371.4 million aggregate principal amount outstanding. See “Capitalization.”

Denominations	GSBD will issue the Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Optional Redemption	GSBD may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus basis points, plus, in each case, accrued and unpaid interest to the redemption date; provided, however, that if it redeems any Notes on or after , 20 (the date falling months prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. Any exercise of GSBD’s option to redeem the Notes will be done in compliance with the 1940 Act.

Sinking Fund	The Notes will not be subject to any sinking fund. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt.

Offer to Purchase upon a Change of Control Repurchase Event	If a Change of Control Repurchase Event occurs prior to maturity, unless GSBD has exercised its right to redeem the Notes in full, holders will have the right, at their option, to require it to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

Legal Defeasance	If there is a change in U.S. tax law or GSBD obtains an Internal Revenue Service ruling described herein, the Notes will be subject to legal defeasance by GSBD, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described herein under “Description of the Notes — Defeasance — Legal Defeasance”, GSBD can legally release itself from all payment and other obligations on the Notes.

Covenant Defeasance	Under current U.S. tax law and the indenture, the Notes are subject to covenant defeasance by GSBD, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described herein under “Description of the Notes — Defeasance — Covenant Defeasance”, GSBD will be released from some of the restrictive covenants in the indenture.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company, or DTC, or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent and Registrar

Events of Default	If an event of default (as described under “Description of the Notes”) on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest,

may be declared immediately due and payable, subject to conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving GSBD.

Other Covenants	In addition to the covenants described in this prospectus, the following covenants shall apply to the Notes:

•  GSBD agrees that for the period of time during which the Notes are outstanding, it will not violate, whether or not it is subject thereto, Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions, but giving effect, in either case, to any exemptive relief granted to it by the SEC.

•  If, at any time, GSBD is not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, it agrees to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, its audited annual consolidated financial statements, within 90 days of its fiscal year end, and unaudited interim consolidated financial statements, within 45 days of its fiscal quarter end (other than its fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles (“GAAP”).

No Established Trading Market	The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system. Although [certain of] the underwriter[s] have informed GSBD that they currently intend to make a market in the Notes, as permitted by applicable laws and regulations, they are not obligated to do so and may discontinue any such market making activities at any time without notice. See “Underwriting.” Accordingly, GSBD cannot assure you that a liquid market for the Notes will develop or be maintained.

Global Clearance and Settlement Procedures	Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of GSBD, the Trustee or the paying agent will have any responsibility or liability for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Governing Law	The Notes and the indenture will be governed by and construed in accordance with the laws of the State of New York.

SUMMARY CONSOLIDATED HISTORICAL FINANCIAL AND OTHER FINANCIAL DATA OF

GOLDMAN SACHS BDC, INC.

The summary consolidated historical financial information and other data presented below should be read in conjunction with the information contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Goldman Sachs BDC, Inc.” and GSBD’s financial statements and the notes thereto included in this prospectus. Financial information as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018 has been derived from the unaudited consolidated financial statements of GSBD included in this prospectus. Financial information as of December 31, 2018 and 2017 and financial information for the years ended December 31, 2018, 2017 and 2016 has been derived from the audited financial statements of Goldman Sachs BDC, Inc. included in this prospectus. Financial information as of December 31, 2016 has been derived from the audited financial statements of Goldman Sachs BDC, Inc. not included in this prospectus. The audited financial statements included in this prospectus were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. GSBD’s historical results are not necessarily indicative of future results.

The summary financial data in this section are not intended to replace the financial statements and are qualified in their entirety by the financial statements and related notes of GSBD included in this prospectus.

	For the Nine Months Ended September 30, 2019	For the Nine Months Ended September 30, 2018	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
	(Unaudited)
Consolidated statements of operations data (in thousands):
Total investment income	$111,794	$110,762	$146,731	$136,781	$125,108
Total expenses	50,100	49,281	62,313	55,236	47,844

Net investment income before income taxes	61,694	61,481	84,418	81,545	77,264
Income tax expenses, including excise tax	1,350	1,017	1,582	1,552	1,037

Net investment income after income taxes	60,344	60,464	82,836	79,993	76,227
Net realized and unrealized gain (loss)	(33,272)	(4,935)	(28,436)	(30,445)	(35,575)
(Provision) benefit for taxes on realized gain/loss on investments	121	(446)	(446)	—	—
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	52	(146)	(276)	—	—

Net increase in net assets resulting from operations after tax	$27,245	$54,937	$53,678	$49,548	$40,652

Per share data
Net investment income (basic and diluted)	$1.50	$1.51	$2.06	$2.07	$2.10
Earnings (basic and diluted)	$0.68	$1.37	$1.34	$1.28	$1.12
Distributions declared	$1.35	$1.35	$1.80	$1.80	$1.80

	As of September 30, 2019	As of September 30, 2018	As of December 31, 2018	As of December 31, 2017	As of December 31, 2016
	(Unaudited)
Consolidated statements of assets and liabilities data (at period end) (in thousands):
Total assets	$1,454,709	$1,343,203	$1,396,976	$1,298,592	$1,190,533
Total investments, at fair value	1,430,155	1,318,324	1,375,444	1,269,852	1,167,291
Total liabilities	769,870	614,563	687,084	572,762	525,396
Total debt	727,742	573,292	659,101	542,526	498,152
Total net assets	$684,839	$728,640	$709,892	$725,830	$665,137
Per share data
Net Asset Value	$16.98	$18.13	$17.65	$18.09	$18.31

SUMMARY CONSOLIDATED HISTORICAL FINANCIAL AND OTHER FINANCIAL DATA OF

GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

The summary consolidated historical financial information and other data presented below should be read in conjunction with the information contained in MMLC’s financial statements and the notes thereto included in this prospectus. Financial information as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018 has been derived from the unaudited consolidated financial statements of MMLC. Financial information as of and for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, has been derived from the audited financial statements of MMLC. The audited financial statements included in this prospectus were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. MMLC’s historical results are not necessarily indicative of future results.

The summary financial data in this section are not intended to replace the financial statements and are qualified in their entirety by the financial statements and related notes of MMLC included in this prospectus.

	For the Nine Months Ended September 30, 2019 (Unaudited)	For the Nine Months Ended September 30, 2018 (Unaudited)	For the Year Ended December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Consolidated statements of operations data (in thousands):
Total investment income	$104,676	$55,177	$84,234	$19,845
Total expenses	45,286	16,007	28,311	10,331

Net investment income before income taxes	59,390	39,170	55,923	9,514
Income tax expenses, including excise tax	—	—	4	—

Net investment income after income taxes	59,390	39,170	55,919	9,514
Net realized and unrealized gain (loss)	(17,127)	(231)	(4,281)	515
(Provision) benefit for taxes on realized gain/loss on investments	100	(372)	(372)	—
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	(614)	(205)	(387)	—

Net increase in net assets resulting from operations after tax	$41,749	$38,362	$50,879	$10,029

Per share data
Net investment income (basic and diluted)	$1.27	$1.44	$1.87	$0.89
Earnings (basic and diluted)	$0.89	$1.41	$1.70	$0.93
Distributions declared	$1.29	$1.29	$1.72	$1.29

	As of September 30, 2019 (Unaudited)	As of September 30, 2018 (Unaudited)	As of December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Balance Sheet Data at period end (in thousands):
Total assets	$1,612,688	$1,019,509	$1,131,948	$532,129
Total investments, at fair value	1,589,312	998,282	1,107,185	522,046
Total liabilities	686,729	299,478	311,794	74,001
Total debt	639,563	276,422	286,189	62,000
Total net assets	$925,959	$720,031	$820,154	$458,128
Per share data
Net Asset Value	$18.72	$19.12	$19.07	$18.89

SUMMARY UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

The following summary unaudited pro forma condensed consolidated financial information and explanatory notes illustrate the effect of the Merger on GSBD’s financial position and results of operations based upon GSBD’s and MMLC’s respective historical financial positions and results of operations under the asset acquisition method of accounting with GSBD treated as the acquirer.

The summary unaudited pro forma condensed consolidated income statements for the nine months ended September 30, 2019 and for the year ended December 31, 2018 were prepared assuming the Merger had been completed on January 1, 2018. The summary unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated balance sheet as of September 30, 2019 assuming the Merger had been completed on September 30, 2019. Such unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of GSBD and MMLC from publicly available information and certain assumptions and adjustments as discussed in the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Data.” The summary unaudited pro forma condensed and consolidated financial data should be read together with, the unaudited pro forma condensed and consolidated financial statements and related notes included in the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Data” in this prospectus. The summary unaudited pro forma condensed consolidated financial data is provided for informational purposes only and does not purport to represent what GSBD’s actual operating results would have been had the Merger occurred on the dates assumed, nor are they necessarily indicative of GSBD’s future results after the Merger.

	For the Nine Months Ended September 30, 2019
	Actual	Actual		Pro Forma
	Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.	Pro Forma Adjustments	Goldman Sachs BDC, Inc. Combined

	(Unaudited)

Performance Data (in thousands):

Total Investment Income	$ 111,794	$ 104,676	$ (23,980)	$ 192,490
Net expenses	51,450	45,286	(3,785)	92,951

Net investment income	60,344	59,390	(20,195)	99,539

Net realized gain (loss)	(41,085)	(10,484)	-	(51,569)

Net change in unrealized appreciation (depreciation)	7,813	(6,643)	23,980	25,150

Total net realized and unrealized gains (losses)	(33,272)	(17,127)	23,980	(26,419)

(Provision) benefit for taxes	173	(514)	-	(341)

Net increase (decrease) in net assets resulting from operations	27,245	41,749	3,785	72,779

Per Common Share Data

Net investment income per share (basic and diluted)	$1.50	$1.27		$1.11
Earnings (loss) per share (basic and diluted)	$0.68	$0.89		$0.81

	For the Year Ended December 31, 2018

	Actual	Actual		Pro Forma
	Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.	Pro Forma Adjustments	Goldman Sachs BDC, Inc. Combined

	(Unaudited)

Performance Data (in thousands):
Total Investment Income	$ 146,731	$ 84,234	$ (31,974)	$ 198,991
Net expenses	63,895	28,315	5,944	98,154

Net investment income	82,836	55,919	(37,918)	100,837
Net realized gain (loss)	1,549	1,010		2,559
Net change in unrealized appreciation (depreciation)	(29,985)	(5,291)	31,974	(3,302)
Total net realized and unrealized gains (losses)	(28,436)	(4,281)	31,974	(743)
(Provision) benefit for taxes	(722)	(759)	-	(1,481)

Net increase (decrease) in net assets resulting from operations	53,678	50,879	(5,944)	98,613
Per Common Share Data
Net investment income per share (basic and diluted)	$2.06	$1.87		$1.22
Earnings (loss) per share (basic and diluted)	$1.34	$1.70		$1.19

	As of September 30, 2019

	Actual	Actual		Pro Forma
	Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.	Pro Forma Adjustments	Goldman Sachs BDC, Inc. Combined

	(Unaudited)

Assets and Liabilities Data (in thousands, except per share data):
Total Assets	$1,454,709	$1,612,688	$4,495	$3,071,892
Investments, at fair value	1,430,155	1,589,312	-	3,019,467
Total Liabilities	769,870	686,729	15,500	1,472,099
Debt (net of debt issuance cost of $4,094, associated with GSBD)	727,742	639,563	-	1,367,305
Total Net Assets	684,839	925,959	(11,005)	1,599,793
Net asset value per share of common stock	16.98	18.72		17.87

RISK FACTORS

Investing in the Notes involves certain risks relating to GSBD’s structure and investment objective, as well as risks relating to the Merger. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in the Notes. The business of MMLC is subject to risks similar to those relating to GSBD. The risks set forth below are not the only risks GSBD faces, and GSBD may face other risks that it has not yet identified, which it does not currently deem material or which are not yet predictable. If any of the following risks occur, GSBD’s business, financial condition and results of operations could be materially adversely affected. In such case, GSBD’s NAV and the trading price of the Notes could decline, and you may lose all or part of your investment.

Risks Relating to the Notes

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness GSBD has currently incurred or may incur in the future.

The Notes will not be secured by any of GSBD’s assets or any of the assets of GSBD’s subsidiaries. As a result, the Notes will be effectively subordinated, or junior, to any secured indebtedness or other obligations GSBD or its subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured that GSBD later secures) to the extent of the value of the assets securing such indebtedness. The Existing GSBD Credit Facility is currently secured by a first priority security interest in substantially all of GSBD’s portfolio of investments and cash, with certain exceptions. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of GSBD’s existing or future secured indebtedness and the secured indebtedness of its subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of September 30, 2019, GSBD’s total indebtedness was approximately $731.8 million aggregate principal amount outstanding, of which approximately $576.8 million was secured by a first priority security interest in substantially all of GSBD’s portfolio of investments and cash, with certain exceptions, and, therefore, will be effectively senior to the Notes. Secured indebtedness is effectively senior to the Notes to the extent of the value of such assets. As of September 30, 2019, on a pro forma basis after giving effect to the Merger and related transactions, GSBD would have had $1,371.4 million of indebtedness outstanding, of which $155.0 million would have been unsecured and unsubordinated indebtedness, and $1,216.4 million would have been secured indebtedness, and, therefore, would be effectively and/or structurally senior to the Notes.

The Notes will be structurally subordinated to the indebtedness and other liabilities of GSBD’s subsidiaries.

The Notes are obligations exclusively of GSBD and not of any of its subsidiaries. None of GSBD’s subsidiaries are guarantors of the Notes and the Notes are not required to be guaranteed by any subsidiaries GSBD may acquire or create in the future. Except to the extent GSBD is a creditor with recognized claims against its subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of GSBD’s subsidiaries will have priority over GSBD’s equity interests in such subsidiaries (and therefore the claims of GSBD’s creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if GSBD is recognized as a creditor of one or more of its subsidiaries, GSBD’s claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to GSBD’s claims. Consequently, the Notes will be structurally subordinated, or junior, to all future indebtedness and other obligations (including trade payables) incurred by any of GSBD’s subsidiaries or financing vehicles that are subsidiaries of GSBD and any subsidiaries or financing vehicles that GSBD may in the future acquire or establish. As of September 30, 2019, GSBD’s subsidiaries had no indebtedness outstanding; however, GSBD’s subsidiaries may incur indebtedness in the future, all of which would be structurally senior to the Notes.

GSBD’s current indebtedness could adversely affect its business, financial condition and results of operations and its ability to meet its payment obligations under the Notes and its other debt.

As of September 30, 2019, GSBD’s total consolidated indebtedness was approximately $731.8 million aggregate principal amount outstanding, of which approximately $576.8 million was indebtedness secured by a first priority security interest in substantially all of GSBD’s portfolio of investments and cash, with certain exceptions. As of September 30, 2019, on a pro forma basis after giving effect to the Merger and related transactions, GSBD would have had $1,371.4 million of indebtedness outstanding, of which $155.0 million would have been unsecured and unsubordinated indebtedness, and $1,216.4 million would have been secured indebtedness, and, therefore, would be effectively and/or structurally senior to the Notes.

The use of debt could have significant consequences on GSBD’s future operations, including:

•	making it more difficult for GSBD to meet its payment and other obligations under the Notes and its other outstanding indebtedness;

•

resulting in an event of default if GSBD fails to comply with the financial and other restrictive covenants contained in its debt agreements, which event of default could result in substantially all of GSBD’s debt becoming immediately due and payable;

•	reducing the availability of GSBD’s cash flow to fund investments, acquisitions and other general corporate purposes, and limiting its ability to obtain additional financing for these purposes;

•	subjecting GSBD to the risk of increased sensitivity to interest rate increases or changes on its indebtedness with variable interest rates; and

•	limiting GSBD’s flexibility in planning for, or reacting to, and increasing its vulnerability to, changes in GSBD’s business, the industry in which GSBD operates and the general economy.

Any of these factors could have an adverse effect on GSBD’s business, financial condition and results of operations and its ability to meet its payment obligations under the Notes and its other debt.

GSBD’s ability to meet its payment and other obligations under its debt instruments depends on its ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond GSBD’s control.

GSBD cannot assure you that its business will generate sufficient cash flow from operations or that future borrowings will be available to GSBD under its financing arrangements or otherwise in an amount sufficient to enable it to pay its indebtedness, including the Notes, or to fund its other liquidity needs. GSBD may need to refinance all or a portion of its indebtedness, including the Notes, on or before its maturity. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future. GSBD cannot assure you that it will be able to refinance any of its indebtedness on commercially reasonable terms or at all. If GSBD cannot service its indebtedness, GSBD may have to take actions such as selling assets or seeking additional equity. GSBD cannot assure you that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to GSBD or on terms that would not require it to breach the terms and conditions of GSBD’s existing or future debt agreements, including its payment obligations under the Notes.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to GSBD or the Notes, if any, or change in the debt markets, could cause the liquidity or market value of the Notes to decline significantly.

GSBD’s credit ratings are an assessment by rating agencies of its ability to pay its debts when due. Consequently, actual or anticipated changes in GSBD’s credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither GSBD nor any underwriter undertakes any obligation to maintain GSBD’s credit ratings or to advise holders of Notes of any changes in GSBD’s credit ratings.

The indenture will contain limited protection for holders of the Notes.

The indenture offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict GSBD’s or any of its subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on GSBD’s or its subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be pari passu, or equal, in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the value of the assets securing such indebtedness, (3) indebtedness or other obligations of GSBD that are guaranteed by one or more of its subsidiaries and which therefore are structurally senior to the Notes and (4) securities, indebtedness or other obligations incurred by GSBD’s subsidiaries that would be senior to GSBD’s equity interests in its subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of those subsidiaries, in each case other than an incurrence of indebtedness or other obligations that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to GSBD by the SEC. Currently, these provisions generally prohibit GSBD from incurring additional borrowings, including through the issuance of additional debt securities, unless GSBD’s asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowings;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;

•	sell assets (other than certain limited restrictions on GSBD’s ability to consolidate, merge or sell all or substantially all of its assets);

•	create liens (including liens on the shares of GSBD’s subsidiaries) or enter into sale and leaseback transactions;

•	enter into transactions with affiliates;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to GSBD from GSBD’s subsidiaries.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that GSBD experiences changes (including significant adverse changes) in its financial condition, results of operations or credit ratings, as they do not require that GSBD or its subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity.

GSBD’s ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for GSBD to satisfy its obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of GSBD’s current debt instruments include more protections for their holders than the indenture and the Notes. In addition, other debt GSBD issues or incurs in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

The optional redemption provision may materially adversely affect your return on the Notes.

The Notes are redeemable in whole or in part at any time or from time to time at GSBD’s option. GSBD may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as that of the Notes being redeemed.

If GSBD defaults on its obligations to pay its other indebtedness, GSBD may not be able to make payments on the Notes.

Any default under the agreements governing GSBD’s indebtedness, or under other indebtedness to which GSBD may be a party, that is not waived by the required lenders or holders, and the remedies thereunder that are sought by the holders of such indebtedness, could make GSBD unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes.

If GSBD is unable to generate sufficient cash flow and is otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on GSBD’s indebtedness, or if GSBD otherwise fails to comply with the various covenants, including financial and operating covenants, in the instruments governing GSBD’s indebtedness, GSBD could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest; the lenders under GSBD’s current indebtedness or other debt GSBD may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against GSBD’s assets; and GSBD could be forced into bankruptcy or liquidation.

If GSBD’s operating performance declines, GSBD may in the future need to seek to obtain waivers from the required lenders or holders under the agreements governing its indebtedness, or other indebtedness that GSBD may incur in the future, to avoid being in default. If GSBD breaches its covenants under the agreements governing its indebtedness and seeks a waiver, GSBD may not be able to obtain a waiver from the required lenders or holders. If this occurs, GSBD would be in default and its lenders or debt holders could exercise their rights as described above, and GSBD could be forced into bankruptcy or liquidation.

If GSBD is unable to repay debt, lenders having secured obligations, including the lenders under the Existing GSBD Credit Facility, could proceed against the collateral securing the debt. Because GSBD’s Existing GSBD Credit Facility and its outstanding Convertible Notes have, the indenture will have, and any future debt will likely have, customary cross-default provisions, if the indebtedness thereunder, hereunder or under any future credit facility is accelerated, GSBD may be unable to repay or finance the amounts due. See “Description of the Notes” in this prospectus.

GSBD may not be able to repurchase the Notes upon a Change of Control Repurchase Event.

Upon the occurrence of a Change of Control Repurchase Event, as defined in the indenture that governs the Notes, subject to certain conditions, GSBD will be required to offer to repurchase all outstanding Notes at 100% of their principal amount, plus accrued and unpaid interest. The source of funds for that purchase of Notes will be GSBD’s available cash or cash generated from GSBD’s operations or other potential sources, including borrowings, investment repayments, sales of assets or sales of equity. GSBD cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. Before making any such repurchase of Notes, GSBD would also have to comply with certain requirements under the Existing GSBD Credit Facility, to the extent such requirements remain in effect at such time, or otherwise obtain consent from the lenders under the Existing GSBD Credit Facility. In addition, the indenture governing the Convertible Notes will contain a provision that would require GSBD to offer to purchase the Convertible Notes upon the occurrence of a fundamental change. GSBD’s future debt instruments may also contain similar restrictions and provisions. If the holders of the Notes exercise their right to require GSBD to repurchase all the Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under GSBD’s existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that GSBD will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes or GSBD’s other debt. See “Description of the Notes — Offer to Repurchase Upon a Change of Control Repurchase Event”.

If an active trading market does not develop for the Notes, you may not be able to resell them.

The Notes are a new issue of debt securities and there currently is no trading market for the Notes. GSBD does not intend to apply for listing of the Notes on any securities exchange or for quotation of the Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell the Notes at their fair market value or at all. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, GSBD’s credit ratings, general economic conditions, GSBD’s financial condition, performance and prospects and other factors. Certain of the underwriters have advised GSBD that they currently intend to make a market in the Notes after the offering, but they are not obligated to do so. Such underwriters may discontinue any market-making in the Notes at any time at their sole discretion. In addition, any market-making activity will be subject to limits imposed by law. Accordingly, GSBD cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell the Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

Risks Relating to GSBD

Risks Relating to GSBD’s Business and Structure

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on GSBD’s business and operations.

From time to time, capital markets may experience periods of disruption and instability. For example, from 2008 to 2009, the global capital markets were unstable as evidenced by the lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and various foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. There have been more recent periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves in the future. If similar adverse and volatile market conditions repeat in the future, GSBD and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be particularly difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, GSBD is generally not able to issue additional shares of GSBD’s common stock at a price less than NAV per share without first obtaining approval for such issuance from GSBD’s stockholders and GSBD’s independent directors (the “GSBD Independent Directors”). Volatile economic conditions may lead to strategic initiatives such as merger activity in the BDC space.

Moreover, the re-appearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time or worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could make it difficult for GSBD to borrow money or to extend the maturity of or refinance any indebtedness GSBD may have under similar terms and any failure to do so could have a material adverse effect on GSBD’s business. The debt capital that will be available to GSBD in the future, if any, may be at a higher cost and on less favorable terms and conditions than what GSBD currently experiences. If GSBD is unable to raise or refinance debt, then investors in GSBD’s common stock may not benefit from the potential for increased returns on equity resulting from leverage and GSBD may be limited in its ability to make new commitments or to fund existing commitments to its portfolio companies.

Given the periods of extreme volatility and dislocation in the capital markets from time to time, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. In addition, significant changes in the capital markets, including the extreme volatility and disruption over the past several years, has had, and may in the future have, a negative effect on asset valuations of GSBD’s investments and on the potential for liquidity events involving these investments. While most of GSBD’s investments are not publicly traded, applicable accounting standards require GSBD to assume as part of its valuation process that its investments are sold in a principal market to market participants (even if GSBD plans on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect GSBD’s investment valuations. Further, the illiquidity of GSBD’s investments may make it difficult for GSBD to sell such investments to access capital if required. As a result, GSBD could realize significantly less than the value at which GSBD has recorded its investments if GSBD were required to sell them for liquidity purposes. In addition, a prolonged period of market illiquidity may cause GSBD to reduce the volume of loans and debt securities it originates and/or fund and adversely affect the value of its portfolio investments, which could have a material and adverse effect on GSBD’s business, financial condition, results of operations and cash flows. An inability to raise or access capital could have a material adverse impact on GSBD’s business, financial condition or results of operations.

Global economic, political and market conditions may adversely affect GSBD’s business, financial condition and results of operations, including GSBD’s revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, have contributed and may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. GSBD monitors developments and seeks to manage its investments in a manner consistent with achieving its investment objective, but there can be no assurance that GSBD will be successful in doing so. In August 2011 and then affirmed in August 2013, Standard & Poor’s Rating Services lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+”. Additionally, in January 2012, Standard & Poor’s Rating Services lowered its long-term sovereign credit rating for several large European countries. These ratings negatively impacted global markets and economic conditions. Although U.S. lawmakers have taken steps to avoid further downgrades, U.S. budget deficit concerns and similar conditions in Europe, China and elsewhere have increased the possibility of additional credit-rating downgrades and worsening global economic and market conditions. There can be no assurance that current or future governmental measures to mitigate these conditions will be effective. These conditions, government actions and future developments may cause interest rates and borrowing costs to rise, which may adversely affect GSBD’s ability to access debt financing on favorable terms and may increase the interest costs of its borrowers, hampering their ability to repay GSBD. Continued or future adverse economic conditions could have a material adverse effect on GSBD’s business, financial condition and results of operations.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is possible that, without quantitative easing by the Federal Reserve, these developments, along with the United States government’s credit and deficit concerns and other global economic conditions, could cause interest rates and borrowing costs to rise, which may negatively impact GSBD’s ability to access the debt markets on favorable terms. Additionally, the Federal Reserve has raised its federal funds target rate five times since December 2016. However, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve’s objectives, the target range for the federal funds rate may further increase and cause interest rates and borrowing costs to rise, which may negatively impact GSBD’s ability to access the debt markets on favorable terms and may also increase the costs of its borrowers, hampering their ability to repay GSBD.

Legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and

the authority of the Federal Reserve and the Financial Stability Oversight Council. These or other regulatory changes could result in greater competition from banks and other lenders with which GSBD competes for lending and other investment opportunities. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. GSBD cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a material adverse effect on GSBD’s business, financial condition and results of operations.

GSBD’s operation as a BDC imposes numerous constraints on GSBD and significantly reduces its operating flexibility. In addition, if GSBD fails to maintain its status as a BDC, GSBD might be regulated as a closed-end investment company, which would subject GSBD to additional regulatory restrictions.

The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs generally are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private companies or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment. These constraints may hinder GSAM’s ability to take advantage of attractive investment opportunities and to achieve GSBD’s investment objective. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against GSBD and/or expose GSBD to claims of private litigants.

GSBD may be precluded from investing in what GSAM believes are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If GSBD does not invest a sufficient portion of its assets in qualifying assets, GSBD will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forgo attractive investment opportunities. Similarly, these rules could prevent GSBD from making follow-on investments in existing portfolio companies (which could result in the dilution of GSBD’s position).

If GSBD fails to maintain its status as a BDC, GSBD might be regulated as a closed-end investment company that is required to register under the 1940 Act, which would subject GSBD to additional regulatory restrictions and significantly decrease its operating flexibility. In addition, any such failure could cause an event of default under any outstanding indebtedness GSBD might have, which could have a material adverse effect on GSBD’s business, financial condition or results of operations.

GSBD will be subject to corporate-level U.S. federal income tax on all of its income if GSBD is unable to maintain its qualification for tax treatment as a RIC under Subchapter M of the Code, which would have a material adverse effect on its financial performance.

Although GSBD has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, GSBD cannot assure you that GSBD will be able to maintain RIC status. To maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to GSBD’s stockholders, GSBD must meet the annual distribution, source-of-income and asset diversification requirements described below.

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The annual distribution requirement for a RIC will generally be satisfied if GSBD distributes to its stockholders on an annual basis at least 90% of GSBD’s investment company taxable income (generally, GSBD’s net ordinary income plus the excess of its realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction) for each taxable year. Because GSBD uses debt financing, it is subject to an asset coverage ratio requirement under the 1940 Act, and GSBD is subject to certain covenants contained in its credit agreements and other debt financing agreements. This asset coverage ratio requirement and these covenants could, under certain circumstances, restrict GSBD from making distributions to its stockholders that are necessary for GSBD to satisfy the distribution requirement. If GSBD is unable to obtain cash from other sources, and thus is unable to make sufficient distributions to its stockholders, GSBD could fail to maintain its RIC tax treatment and thus become subject to corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes).

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The source-of-income requirement will be satisfied if at least 90% of GSBD’s gross income for each year is derived from dividends, interest, gains from the sale of stock or securities or foreign currencies, payments with respect to loans of certain securities, net income derived from an interest in a “qualified publicly traded partnership” or other income derived with respect to GSBD’s business of investing in such stock or securities or foreign currencies.

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The asset diversification requirement will be satisfied if, at the end of each quarter of GSBD’s taxable year, at least 50% of the value of GSBD’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other acceptable securities, and no more than 25% of the value of GSBD’s assets is invested in the securities (other than U.S. government securities or securities of other RICs) of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by GSBD and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in GSBD’s having to dispose of certain investments quickly in order to prevent the loss of its RIC status. Because most of GSBD’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If GSBD fails to maintain its RIC status for any reason, and GSBD does not qualify for certain relief provisions under the Code, GSBD would be subject to corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes). In this event, the resulting taxes and any resulting penalties could substantially reduce GSBD’s net assets, the amount of its income available for distribution and the amount of GSBD’s distributions to its stockholders, which would have a material adverse effect on its financial performance. For additional discussion regarding the tax implications of a RIC, see “Certain U.S. Federal Income Tax Considerations.”

GSBD may have difficulty paying its required distributions if it recognizes taxable income before or without receiving cash representing such income.

For U.S. federal income tax purposes, GSBD will include in its taxable income certain amounts that it has not yet received in cash, such as original issue discount (“OID”) or accruals on a contingent payment debt instrument, which may occur if GSBD receives warrants in connection with the origination of a loan, or possibly in other circumstances, or contracted payment-in kind (“PIK”) interest, which generally represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, which could be significant relative to GSBD’s overall investment assets, and increases in loan balances as a result of PIK interest will be included in GSBD’s taxable income before GSBD receives any corresponding cash payments. GSBD also may be required to include in its taxable income certain other amounts that it will not receive in cash. The credit risk associated with the collectability of deferred payments may be increased as and when a portfolio company increases the amount of interest on which it is deferring cash payment through deferred interest features. GSBD’s investments with a deferred interest feature may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the borrower could still default when GSBD’s actual collection is scheduled to occur upon maturity of the obligation.

Because in certain cases GSBD may recognize taxable income before or without receiving cash representing such income, GSBD may have difficulty making distributions to its stockholders that will be sufficient to enable GSBD to meet the annual distribution requirement necessary for it to maintain its status as a RIC. Accordingly, GSBD may need to sell some of its assets at times and/or at prices that it would not consider advantageous, it may need to raise additional equity or debt capital or it may need to forego new investment opportunities or otherwise take actions that are disadvantageous to its business (or be unable to take actions that are advantageous to its business) to enable GSBD to make distributions to its stockholders that will be sufficient to enable it to meet the annual distribution requirement. If GSBD is unable to obtain cash from other sources to meet the annual distribution requirement, it may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes).

GSBD is dependent upon management personnel of GSAM for GSBD’s future success.

GSBD does not have any employees. GSBD depends on the experience, diligence, skill and network of business contacts of the GSAM Credit Alternatives investment team. The GSAM Credit Alternatives investment team, together with other investment professionals that GSAM currently retains or may subsequently retain, identifies, evaluates, negotiates, structures, closes, monitors and manages GSBD’s investments. GSBD’s future success will depend to a significant extent on the continued service and coordination of GSAM’s senior investment professionals. The departure of any of GSAM’s key personnel, including members of the investment committee of GSAM’s Private Credit Group (the “Investment Committee”), or of a significant number of the investment professionals of GSAM, could have a material adverse effect on GSBD’s business, financial condition or results of operations. In addition, GSBD cannot assure you that GSAM will remain GSBD’s investment adviser or that GSBD will continue to have access to GSAM or its investment professionals. See “—GSAM can resign on 60 days’ notice. GSBD may not be able to find a suitable replacement within that time, resulting in a disruption in GSBD’s operations that could adversely affect its financial condition, business and results of operations.”

GSAM, its principals, investment professionals and employees and the members of its Investment Committee have certain conflicts of interest.

GSAM, its principals, affiliates, investment professionals and employees, the members of its Investment Committee and GSBD’s officers and directors serve or may serve now or in the future as investment advisers, officers, directors, principals of, or in other capacities with respect to, public or private entities (including other BDCs and other investment funds) that operate in the same or a related line of business as GSBD. For example, GSBD has the same management team and Investment Committee as the other GS BDCs, including MMLC. Therefore, GSBD expects these individuals may have obligations to investors in such other BDCs, the fulfillment of which might not be in GSBD’s best interests or the best interests of its stockholders and GSBD expects that investment opportunities will satisfy the investment criteria for both GSBD and such other BDCs. In addition, GSAM and its affiliates also manage other Accounts, and expect to manage other Accounts in the future, that have investment mandates that are similar, in whole or in part, to GSBD’s and, accordingly, may invest in asset classes similar to those targeted by GSBD. As a result, GSAM and/or its affiliates may face conflicts in allocating investment opportunities between GSBD and such other Accounts. The fact that GSBD’s investment advisory fees may be lower than those of certain other Accounts advised by GSAM could result in this conflict of interest affecting GSBD adversely relative to such other Accounts.

Subject to applicable law, GSBD may invest alongside Group Inc., together with GS & Co., GSAM and its other subsidiaries (collectively, “Goldman Sachs”) and its Accounts. In certain circumstances, negotiated co-investments by GSBD and other Accounts may be made only pursuant to an order from the SEC permitting GSBD to do so. Together with GSAM, GS PMMC, and MMLC, GSBD has received an exemptive order from the SEC that permits GSBD to participate in negotiated co-investment transactions with certain affiliates (including the other GS BDCs), each of whose investment adviser is GSAM, after the date of the exemptive order, subject to certain conditions, such as that co-investments be made in a manner consistent with GSBD’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the exemptive relief, and are allocated fairly among participants. As a result of such order, there could be significant overlap in GSBD’s investment portfolio and the investment portfolios of the other GS BDCs and/or other Accounts managed by GSAM. If GSBD is unable to rely on its exemptive relief for a particular opportunity, when GSAM identifies certain investments, it will be required to determine which Accounts should make the investment at the potential exclusion of other Accounts. In such circumstances, GSAM will adhere to its investment allocation policy in order to determine the Account to which to allocate the opportunity. The policy currently provides that GSAM allocate opportunities through a rotation system or in such other manner as GSAM determines to be equitable. Accordingly, it is possible that GSBD may not be given the opportunity to participate in investments made by other Accounts. See “—GSBD’s ability to enter into transactions with its affiliates is restricted.”

Goldman Sachs’ financial and other interests may incentivize Goldman Sachs to favor other Accounts.

GSAM receives performance-based compensation in respect of its investment management activities on GSBD’s behalf, which rewards GSAM for positive performance of GSBD’s investment portfolio. As a result, GSAM may make investments for GSBD that present a greater potential for return but also a greater risk of loss or that are more speculative than would be the case in the absence of performance-based compensation. In addition, GSAM may simultaneously manage other Accounts (including the other GS BDCs and future BDCs) for which GSAM may be entitled to receive greater fees or other compensation (as a percentage of performance or otherwise) than it receives in respect of GSBD. In addition, subject to applicable law, Goldman Sachs may invest in other Accounts (including other business development companies (including the GS BDCs)), and such investments may constitute substantial percentages of such other Accounts’ outstanding equity interests. Therefore, GSAM may have an incentive to favor such other Accounts over GSBD. To address these types of conflicts, GSAM has adopted policies and procedures under which investment opportunities will be allocated in a manner that it believes is consistent with its obligations as an investment adviser. However, the amount, timing, structuring or terms of an investment by GSBD may differ from, and performance may be different than, the investments and performance of other Accounts.

GSBD’s financial condition and results of operations depend on GSAM’s ability to manage GSBD’s future growth effectively.

GSBD’s ability to achieve its investment objective depends on GSAM’s ability to identify, invest in and monitor companies that meet GSBD’s investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the structuring of GSBD’s investment process and the ability of GSAM to provide competent, attentive and efficient services to GSBD. GSBD’s executive officers and the members of the Investment Committee have substantial responsibilities in connection with their roles at GSAM, with respect to the other GS BDCs and other clients of GSAM, as well as responsibilities under the Current GSBD Investment Management Agreement. GSBD may also be called upon to provide significant managerial assistance to certain of GSBD’s portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, GSAM may need to hire, train, supervise, manage and retain new employees. However, GSBD cannot assure you that they will be able to do so effectively. Any failure to manage GSBD’s future growth effectively could have a material adverse effect on GSBD’s business, financial condition and results of operations.

GSBD’s ability to grow depends on its ability to raise additional capital.

GSBD will need to periodically access the capital markets to raise cash to fund new investments. If GSBD does not have adequate capital available for investment, its performance could be adversely affected. In addition, GSBD has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ended December 31, 2013. To maintain GSBD’s status as a RIC, among other requirements, GSBD is required to distribute to its stockholders at least 90% of GSBD’s investment company taxable income (determined without regard to the dividends-paid deduction), which is generally GSBD’s net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any, for each taxable year. Consequently, such distributions will not be available to fund new investments. GSBD expects to use debt financing and issue additional securities to fund its growth, if any. Unfavorable economic or capital market conditions may increase

GSBD’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to GSBD. An inability to successfully access the capital markets could limit GSBD’s ability to grow its business and fully execute its business strategy and could decrease its earnings, if any. GSBD may pursue growth through acquisitions or strategic investments in new businesses. Completion and timing of any such acquisitions or strategic investments may be subject to a number of contingencies and risks. There can be no assurance that the integration of an acquired business will be successful or that an acquired business will prove to be profitable or sustainable.

Regulations governing GSBD’s operation as a BDC affect its ability to raise, and the way in which GSBD raises, additional capital. These constraints may hinder GSAM’s ability to take advantage of attractive investment opportunities and to achieve GSBD’s investment objective.

Regulations governing GSBD’s operation as a BDC affect its ability to raise additional capital, and the ways in which GSBD can do so. Raising additional capital may expose GSBD to risks, including the typical risks associated with leverage, and may result in dilution to GSBD’s current stockholders. The 1940 Act limits GSBD’s ability to borrow amounts or issue debt securities or preferred stock, which GSBD refers to collectively as “senior securities,” to amounts such that its asset coverage ratio, as defined under the 1940 Act, equals at least 150% immediately after such borrowing or issuance if certain requirements are met (except in connection with certain trading practices or investments), rather than 200%, as previously required and as described below. Consequently, if the value of GSBD’s assets declines, GSBD may be required to sell a portion of its investments and, depending on the nature of GSBD’s leverage, repay a portion of its indebtedness at a time when this may be disadvantageous to GSBD and, as a result, its stockholders. The Small Business Credit Availability Act (the “SBCAA”) modified the applicable provisions of the 1940 Act to reduce the required asset coverage ratio applicable to BDCs to 150%, subject to certain approval and disclosure requirements. Under the legislation, BDCs are able to increase their leverage capacity if stockholders approve a proposal to do so. At GSBD’s 2018 annual meeting of stockholders held on June 15, 2018, GSBD’s stockholders approved the proposal to apply the modified asset coverage requirements in Section 61(a)(2) of the 1940 Act to GSBD. As a result of this approval, (1) GSBD is now required to maintain asset coverage for GSBD’s senior securities of 150% rather than 200% and (2) GSBD and GSAM have reduced the management fee from 1.50% (0.375% per quarter) to 1.00% (0.25% per quarter) on the average value of GSBD’s gross assets, excluding cash and cash equivalents, but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters. Considerations and risks related to increased leverage include: (a) the potential for magnified gains and losses on amounts invested, (b) increased debt service costs, (c) the potential for increased incentive fees for GSAM and (d) fewer proceeds remaining for distributions for stockholders in the case of a liquidation event. On September 17, 2018, GSBD entered into an amendment to the Existing GSBD Credit Facility to, among other things, reduce the existing minimum asset coverage ratio covenant from 200% to 150%.

GSBD is generally not able to issue and sell its common stock at a price per share below NAV per share. GSBD may, however, sell its common stock, or warrants, options or rights to acquire GSBD’s common stock, at a price below the then-current NAV per share of its common stock (i) with the consent of a majority of GSBD’s common stockholders (and a majority of GSBD’s common stockholders who are not affiliates of it) and (ii) if, among other things, a majority of the GSBD Independent Directors and a majority of its directors who have no financial interest in the transaction determine that a sale is in the best interests of GSBD and its stockholders. If GSBD’s common stock trades at a discount to NAV, this restriction could adversely affect GSBD’s ability to raise capital.

GSBD borrows money, which may magnify the potential for gain or loss and may increase the risk of investing in GSBD.

As part of GSBD’s business strategy, GSBD may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. Holders of these senior securities will have fixed-dollar claims on GSBD’s assets that are superior to the claims of GSBD’s common stockholders. If the value of GSBD’s assets decreases, leveraging would cause the NAV to decline more sharply than it otherwise would have if GSBD did not employ leverage. Similarly, any decrease in GSBD’s income would cause net income to decline more sharply than it would have had GSBD not borrowed. Such a decline could negatively affect GSBD’s ability to make distributions to its common stockholders. In addition, GSBD would have to service any additional debt that it incurs, including interest expense on debt and dividends on preferred stock that GSBD may issue, as well as the fees and costs related to the entry into or amendments to debt facilities. These expenses (which may be higher than the expenses on GSBD’s current borrowings in a rising interest rate environment) would decrease net investment income, and GSBD’s ability to pay such expenses will depend largely on GSBD’s financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, leverage will increase the management fee payable to GSAM, which is based on GSBD’s gross assets, including those assets acquired through the use of leverage but excluding cash and cash equivalents. Additionally, GSBD will be able to incur additional leverage if GSBD is able to obtain exemptive relief from the SEC to exclude the debt of any small business investment company (“SBIC”) subsidiary GSBD may form in the future from the leverage requirements otherwise applicable to BDCs. GSBD has not yet applied to the Small Business Administration (the “SBA”) for approval to form a SBIC and has not yet applied for exemptive relief from the SEC. GSBD can offer no assurances as to whether or when GSBD will be able to form a SBIC subsidiary or obtain such exemptive relief.

In addition to having fixed-dollar claims on GSBD’s assets that are superior to the claims of GSBD’s common stockholders, any obligations to the lenders may be secured by a first priority security interest in GSBD’s portfolio of investments and cash. In the case of a liquidation event, those lenders would receive proceeds to the extent of their security interest before any distributions are made to GSBD’s stockholders. Furthermore, the Existing GSBD Credit Facility imposes, and any credit agreement or other debt financing agreement into which GSBD may enter may impose, financial and operating covenants that restrict its investment activities (including restrictions on industry concentrations), remedies on default and similar matters. In connection with borrowings, GSBD’s lenders may also require GSBD to pledge assets.

Lastly, GSBD may be unable to obtain its desired leverage, which would, in turn, affect stockholders’ return on investment.

At GSBD’s 2018 annual meeting of stockholders held on June 15, 2018, GSBD’s stockholders approved the proposal to apply the modified asset coverage requirements in Section 61(a)(2) of the 1940 Act to GSBD. As a result of this approval, (1) GSBD is now required to maintain asset coverage for its senior securities of 150% (if certain requirements are met) rather than 200% and (2) GSBD and GSAM have reduced the management fee from 1.50% (0.375% per quarter) to 1.00% (0.25% per quarter) on the average value of GSBD’s gross assets, excluding cash and cash equivalents, but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters. In addition, on September 17, 2018, GSBD amended the Existing GSBD Credit Facility to, among other things, reduce the existing minimum asset coverage ratio financial covenant from 200% to 150%.

The following table illustrates the effect of leverage on returns from an investment in GSBD’s common stock assuming various annual returns on GSBD’s portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on GSBD’s Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Return to GSBD’s common stockholder(1)	(25.95)%	(15.30)%	(4.65)%	6.00%	16.65%

(1) Based on (i) $1,458.80 million in total assets including debt issuance costs as of September 30, 2019, (ii) $731.84 million in outstanding indebtedness as of September 30, 2019, (iii) $684.84 million in net assets as of September 30, 2019 and (iv) an annualized average interest rate on GSBD’s indebtedness, as of September 30, 2019, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 4.35%.

GSBD operates in a highly competitive market for investment opportunities.

A number of entities, including the other GS BDCs, compete with GSBD to make the types of investments that GSBD makes in middle-market companies. GSBD competes with other BDCs, commercial and investment banks, commercial financing companies, collateralized loan obligations (“CLOs”), private funds, including hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of GSBD’s competitors are more experienced, substantially larger and have considerably greater financial, technical and marketing resources than GSBD does. Some competitors may have a lower cost of funds and access to funding sources that are not available to GSBD. In addition, some of GSBD’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than GSBD. Furthermore, certain of GSBD’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on GSBD as a BDC and that the Code imposes on GSBD as a RIC. Additionally, an investment opportunity may be appropriate for one or more of GSBD and the other GS BDCs or any other Accounts and co-investment may not be possible. In these instances GSAM will adhere to its investment allocation policy in order to determine to which entity to allocate the opportunity. Also, as a result of this competition, GSBD may not be able to secure attractive investment opportunities from time to time.

GSBD does not seek to compete primarily based on the interest rates GSBD offers and GSAM believes that some of GSBD’s competitors may make loans with interest rates that are comparable to or lower than the rates GSBD offers. Rather, GSBD competes with its competitors based on GSBD’s reputation in the market, its existing investment platform, the seasoned investment professionals of GSAM, its experience and focus on middle-market companies, its disciplined investment philosophy, its extensive industry focus and relationships and its flexible transaction structuring.

GSBD may lose investment opportunities if GSBD does not match its competitors’ pricing, terms and structure. If GSBD matches its competitors’ pricing, terms and structure, GSBD may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, GSBD may make investments that are on less favorable terms than what GSBD may have originally anticipated, which may impact its return on these investments. GSBD cannot assure investors that the competitive pressures GSBD faces will not have a material adverse effect on its business, financial condition and results of operations.

GSAM will be paid the management fee even if the value of stockholders’ investments declines and GSAM’s incentive fee may create incentives for it to make certain kinds of investments.

The management fee is payable even in the event the value of stockholders’ investment declines. The management fee is calculated as a percentage of the average value of GSBD’s gross assets including borrowed funds (excluding cash or cash equivalents) at the end of the prior two completed calendar quarters. Accordingly, the management fee is payable regardless of whether the value of GSBD’s gross assets and/or its common stock has decreased during the then-current quarter and creates an incentive for GSAM to incur leverage.

In addition, the incentive fee payable by GSBD to GSAM may create an incentive for GSAM to make investments on GSBD’s behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement and also to incur leverage, which will tend to enhance returns where GSBD’s portfolio has positive returns. GSAM receives the incentive fee based, in part, upon capital gains realized on GSBD’s investments. As a result, GSAM may have an incentive to invest more in companies whose securities are likely to yield capital gains, as compared to income-producing securities. Such a practice could result in GSBD’s investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

The incentive fee payable by GSBD to GSAM also may create an incentive for GSAM to invest on GSBD’s behalf in instruments that have a deferred interest feature. Under these investments, GSBD accrues the interest over the life of the investment but does not receive the cash income from the investment until the end of the term. GSBD’s net investment income used to calculate the income portion of its incentive fee, however, includes accrued interest. Thus, a portion of this incentive fee is based on income that GSBD has not yet received in cash. This risk could be increased because GSAM is not obligated to reimburse GSBD for any incentive fees received even if GSBD subsequently incurs losses or never receives in cash the accrued income (including accrued income with respect to OID, PIK interest and zero coupon securities).

When GSBD uses financial leverage, the management fees payable to GSAM will be higher than if GSBD did not use leverage, irrespective of the return on the incremental assets. In addition, as leverage generally would magnify positive returns, if any, on GSBD’s portfolio, as noted above, the use of leverage may cause GSBD’s net investment income to exceed the quarterly hurdle rate for the incentive fee on income payable to GSAM at a lower average return on GSBD’s portfolio.

The incentive fee based on income takes into account GSBD’s past performance.

The incentive fee based on income will be determined and paid quarterly in arrears at the end of each calendar quarter by reference to GSBD’s aggregate net investment income, as adjusted, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2015) (such period the “GSBD Trailing Twelve Quarters”). The effect of calculating the incentive fee using reference to the GSBD Trailing Twelve Quarters is that, in certain limited circumstances, an incentive fee based on income will be payable to GSAM although GSBD’s net income for such quarter did not exceed the hurdle rate or the incentive fee will be higher than it would have been if calculated based on GSBD’s performance for the applicable quarter without taking into account the GSBD Trailing Twelve Quarters. For example, if GSBD experiences a net loss for any particular quarter, an incentive fee may still be paid to GSAM if such net loss is less than the net loss for the most recent quarter that preceded the GSBD Trailing Twelve Quarters. In such circumstances, GSAM would be entitled to an incentive fee whereas it would not have been entitled to an incentive fee if calculated solely on the basis of GSBD’s performance for the applicable quarter.

GSBD incurs significant costs as a result of being a public company.

GSBD incurs legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). These requirements may place a strain on GSBD’s systems and resources. The Exchange Act requires that GSBD file annual, quarterly and current reports with respect to GSBD’s business and financial condition. The Sarbanes-Oxley Act requires that GSBD maintain effective disclosure controls and procedures and internal control over financial reporting, which requires significant resources and management oversight. GSBD is implementing additional procedures, processes, policies and practices for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on GSBD’s business, financial condition, results of operations and cash flows. GSBD has incurred, and expects to incur in the future, significant additional annual expenses related to these steps and directors’ and officers’ liability insurance, director fees, reporting requirements of the SEC, transfer agent fees, additional administrative expenses payable to State Street Bank and Trust Company (the “Administrator”) to compensate it for hiring additional accounting, legal and administrative personnel, increased auditing and legal fees and similar expenses associated with being a public company.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect GSBD and the market price of its securities.

GSBD is subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, GSBD is required to report on internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and regulations of the SEC thereunder, and GSBD’s independent registered public accounting firm must audit the effectiveness of internal controls over financial reporting. GSBD is required to review on an annual basis its internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in its internal control over financial reporting.

As a result, GSBD incurs additional expenses that may negatively impact its financial performance and its ability to make distributions. This process also may result in a diversion of management’s time and attention. GSBD cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on its operations, and GSBD may not be able to ensure that the process is effective or that its internal control over financial reporting is or will be effective in a timely manner. In the event that GSBD is unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, GSBD and the market price of GSBD’s common stock would be adversely affected.

Potential conflicts of interest with other businesses of Goldman Sachs could impact GSBD’s investment returns.

There are significant potential conflicts of interest that could negatively impact GSBD’s investment returns. A number of these potential conflicts of interest with affiliates of GSAM and Group Inc. are discussed in more detail elsewhere in this prospectus.

Group Inc., including its affiliates and personnel, is a BHC and a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs and its affiliates advise clients in all markets and transactions and purchase, sell, hold, and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equity, bank loans and other markets in which GSBD invests or may invest. Such additional businesses and interests will likely give rise to potential conflicts of interest and may restrict the way GSBD operates its business. For example, (1) GSBD may not be able to conduct transactions relating to investments in portfolio companies because GSAM is not permitted to obtain or use material nonpublic information in effecting purchases and sales in public securities transactions for GSBD or (2) Goldman Sachs, the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with GSBD (subject to any limitations under the law), and/or may compete for commercial arrangements or transactions in the same types of companies, assets, securities or other assets or instruments as GSBD. Transactions by, advice to and activities of such accounts (including potentially Goldman Sachs acting on a proprietary basis), may involve the same or related companies, securities or other assets or instruments as those in which GSBD invests and may negatively affect GSBD (including its ability to engage in a transaction or other activities) or the prices or terms at which its transactions or other activities may be effected. For example, Goldman Sachs may be engaged to provide advice to an account that is considering entering into a transaction with GSBD, and Goldman Sachs may advise the account not to pursue the transaction with GSBD, or otherwise in connection with a potential transaction provide advice to the account that would be adverse to GSBD. See “—GSAM, its principals, investment professionals and employees and the members of its Investment Committee have certain conflicts of interest” and “—GSBD’s ability to enter into transactions with its affiliates is restricted.” In addition, GS & Co. may, to the extent permitted by applicable law, including the limitations set forth in Section 57(k) of the 1940 Act, receive compensation from GSBD or from the borrowers if GSBD makes any investments based on opportunities that such employees or personnel of GS & Co. have referred to GSBD. Such compensation might incentivize GS & Co. or its employees or personnel to refer opportunities or to recommend investments that might otherwise be unsuitable for GSBD. Further, any such compensation paid by GSBD, or paid by the borrower (to which GSBD would otherwise have been entitled) in connection with such investments, may negatively impact its returns. Furthermore, Goldman Sachs is currently, and in the future expects to be, raising capital for new public and private investment vehicles that have, or when formed will have, the primary purpose of middle-market direct lending. These investment vehicles, as well as existing investment vehicles (including the other GS BDCs), will compete with GSBD for investments. Although GSAM and its affiliates will endeavor to allocate investment opportunities among their clients, including GSBD, in a fair and equitable manner and consistent with applicable allocation procedures, it is expected that, in the future, GSBD may not be given the opportunity to participate in investments made by other accounts or that GSBD may participate in such investments to a lesser extent due to participation by such other accounts.

In addition, Goldman Sachs or another investment account or vehicle managed or controlled by Goldman Sachs may hold securities, loans or other instruments of a portfolio company in a different class or a different part of the capital structure than securities, loans or other instruments of such portfolio company held by GSBD. As a result, Goldman Sachs or such other investment account or vehicle may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of its own account, that could have an adverse effect on GSBD. In addition, to the extent Goldman Sachs has invested in a portfolio company for its own account, Goldman Sachs may limit the transactions engaged in by GSBD with respect to such portfolio company or issuer for reputational, legal, regulatory or other reasons.

Goldman Sachs has influence, and may continue to exert influence, over GSBD’s management and affairs and over most votes requiring stockholder approval.

Group Inc. has owned a significant portion of GSBD’s common stock since the inception of GSBD’s operations. As of September 30, 2019, Group Inc. owned approximately 16.07% of GSBD’s common stock. Group Inc. and its affiliates may in the future acquire additional shares of GSBD’s common stock in the open market, but will limit its collective ownership to below 25.0% of GSBD’s common stock. Therefore, Group Inc. is able to exert, and may be able to continue to exert, influence over GSBD’s management and policies and have significant voting influence on most votes requiring stockholder approval. This concentration of ownership may also have the effect of delaying, preventing or deterring a change of control of GSBD, could deprive its stockholders of an opportunity to receive a premium for their common stock as part of a sale of GSBD and might ultimately affect the market price of GSBD’s common stock. GSAM has the authority to vote securities held by Group Inc., including on matters that may present a conflict of interest between GSAM and other stockholders.

The GSBD Board may change GSBD’s investment objective, operating policies and strategies without prior notice or stockholder approval.

The GSBD Board has the authority to modify or waive certain of GSBD’s operating policies and strategies without prior notice (except as required by the 1940 Act or other applicable laws) and without stockholder approval. However, absent stockholder approval, GSBD may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC. GSBD cannot predict the effect any changes to its current operating policies and strategies would have on its business, operating results and market price of its securities. Nevertheless, the effects may adversely affect GSBD’s business and impact its ability to make distributions or make payments with respect to its indebtedness.

Changes in laws or regulations governing GSBD’s operations or the operations of its portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, or any failure by GSBD or its portfolio companies to comply with these laws or regulations, could require changes to certain of GSBD’s or its portfolio companies’ business practices, negatively impact GSBD’s or its portfolio companies’ operations, cash flows or financial condition, impose additional costs on GSBD or its portfolio companies or otherwise adversely affect GSBD’s business or the business of its portfolio companies.

GSBD and its portfolio companies are subject to regulation at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, are likely to change from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations, or any failure by GSBD or its portfolio companies to comply with these laws or regulations, could require changes to certain of GSBD’s or its portfolio companies’ business practices, negatively impact GSBD’s or its portfolio companies’ operations, cash flows or financial condition, impose additional costs on GSBD or its portfolio companies or otherwise adversely affect GSBD’s business or the business of its portfolio companies. In addition to the legal, tax and regulatory changes that are expected to occur, there may be unanticipated changes and uncertainty regarding any such changes. The legal, tax and regulatory environment for BDCs, investment advisers and the instruments that they utilize (including derivative instruments) is continuously evolving. In addition, there is significant uncertainty regarding certain legislation and the regulations that have been adopted and future regulations that will need to be adopted pursuant to such legislation) and, consequently, the full impact that such legislation will ultimately have on GSBD and the markets in which GSBD trades and invests is not fully known. Such uncertainty and any resulting confusion may itself be detrimental to the efficient functioning of the markets and the success of certain investment strategies.

The Dodd-Frank Act impacts many aspects of the financial services industry. Many of the provisions of the Dodd-Frank Act have been implemented, while others will still require final rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on GSBD and its portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including current rules and regulations and proposed rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of GSBD and its portfolio companies, impose additional costs on GSBD and its portfolio companies, intensify the regulatory supervision of GSBD and its portfolio companies or otherwise adversely affect GSBD’s business or the business of its portfolio companies.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact GSBD’s operations, cash flows or financial condition, impose additional costs on GSBD, intensify the regulatory supervision of GSBD or otherwise adversely affect its business.

On March 23, 2018, President Trump signed into law the SBCAA, which modified the applicable provisions of the 1940 Act to reduce the required asset coverage ratio applicable to BDCs from 200% to 150%, subject to certain approval and disclosure requirements (including either stockholder approval or approval of both a majority of the directors who have no financial interest in the matter and a majority of the directors who are not “interested persons,” as defined in the 1940 Act, of the BDC). On May 1, 2018, the GSBD Board approved the submission to stockholders of a proposal to approve the application of the modified asset coverage requirements at GSBD’s 2018 annual meeting of stockholders. On June 15, 2018, GSBD’s stockholders approved the application of the modified asset coverage requirements in Section 61(a)(2) of the 1940 Act to GSBD. See “—Regulations governing GSBD’s operation as a BDC affect its ability to raise, and the way in which GSBD raises, additional capital. These constraints may hinder GSAM’s ability to take advantage of attractive investment opportunities and to achieve GSBD’s investment objective.”

The Tax Cuts and Jobs Act could have a negative effect on GSBD, GSBD’s subsidiaries, its portfolio companies and the holders of its securities.

On December 22, 2017, President Trump signed H.R. 1 (the “Tax Cuts and Jobs Act”) into law. The Tax Cuts and Jobs Act makes significant changes to the United States income tax rules applicable to both individuals and entities, including corporations. The Tax Cuts and Jobs Act includes provisions that, among other things, reduce the U.S. corporate tax rate, introduce a capital investment deduction, limit the interest deduction, limit the use of net operating losses to offset future taxable income and make extensive changes to the U.S. international tax system. The Tax Cuts and Jobs Act is complex and far-reaching, and GSBD cannot predict the impact its enactment will have on GSBD, GSBD’s subsidiaries, its portfolio companies and the holders of its securities.

GSAM can resign on 60 days’ notice. GSBD may not be able to find a suitable replacement within that time, resulting in a disruption in GSBD’s operations that could adversely affect its financial condition, business and results of operations.

GSAM has the right, under the Current GSBD Investment Management Agreement, to resign at any time upon 60 days’ written notice, regardless of whether GSBD has found a replacement investment adviser. If GSAM resigns, GSBD may not be able to find a new external investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If GSBD is unable to do so quickly, its operations are likely to experience a disruption, GSBD’s financial condition, business and results of operations as well as its ability to pay distributions are likely to be adversely affected, and the market price of GSBD’s securities may decline.

GSAM’s responsibilities and its liability to GSBD are limited under the Current GSBD Investment Management Agreement, which may lead GSAM to act in a riskier manner on GSBD’s behalf than it would when acting for its own account.

GSAM has not assumed any responsibility to GSBD other than to render the services described in the Current GSBD Investment Management Agreement, and it will not be responsible for any action of the GSBD Board in declining to follow GSAM’s advice or recommendations. Pursuant to the Current GSBD Investment Management Agreement, GSAM and its directors, members, stockholders, partners, officers, employees or controlling persons will not be liable to GSBD for its acts under the Current GSBD Investment Management Agreement, absent willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Current GSBD Investment Management Agreement. These protections may lead GSAM to act in a riskier manner when acting on GSBD’s behalf than it would when acting for its own account. See “—GSAM will be paid the management fee even if the value of stockholders’ investments declines and GSAM’s incentive fee may create incentives for it to make certain kinds of investments.”

GSBD’s ability to enter into transactions with its affiliates is restricted.

As a BDC, GSBD is prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of a majority of the GSBD Independent Directors who have no financial interest in the transaction or, in some cases, the prior approval of the SEC. For example, any person that owns, directly or indirectly, 5% or more of GSBD’s outstanding voting securities is deemed GSBD’s affiliate for purposes of the 1940 Act and, if this is the only reason such person is GSBD’s affiliate, GSBD is generally prohibited from buying any asset from or selling any asset (other than GSBD’s capital stock) to such affiliate, absent the prior approval of such directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include joint investments in the same portfolio company, without approval of the GSBD Independent Directors or, in some cases, the prior approval of the SEC. Moreover, except in certain limited circumstances, GSBD is prohibited from buying any asset from or selling any asset to a holder of more than 25% of GSBD’s voting securities, absent prior approval of the SEC. The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing.

In certain circumstances, negotiated co-investments may be made only pursuant to an order from the SEC permitting GSBD to do so. On January 4, 2017, GSBD received an exemptive order from the SEC that permits GSBD to participate in negotiated co-

investment transactions with certain affiliates (including the other GS BDCs), each of whose investment adviser is GSAM, in a manner consistent with GSBD’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the exemptive relief. As a result of such order, there could be significant overlap in GSBD’s investment portfolio and the investment portfolios of the other GS BDCs and/or other Accounts. Additionally, if GSAM advises other vehicles in the future, GSBD may co-invest on a concurrent basis with such other affiliates, subject to compliance with the exemptive relief, applicable regulations and regulatory guidance, as well as applicable allocation procedures.

GSBD may experience fluctuations in its quarterly results.

GSBD could experience fluctuations in its quarterly operating results due to a number of factors, including interest rates payable on debt investments GSBD makes, default rates on such investments, the level of GSBD’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which GSBD encounters competition in certain markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods or the full fiscal year.

GSBD is exposed to risks associated with changes in interest rates.

GSBD’s debt investments may be based on floating rates, such as LIBOR, the Euro Interbank Offered Rate, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on GSBD’s investments, the value of its securities and its rate of return on invested capital. Currently, most of GSBD’s floating rate investments are linked to LIBOR and it is unclear how increased regulatory oversight and the future of LIBOR may affect market liquidity and the value of the financial obligations to be held by or issued to GSBD that are linked to LIBOR, or how such changes could affect GSBD’s investments and transactions and financial condition or results of operations. Central banks and regulators in a number of major jurisdictions (for example, the United States, United Kingdom, European Union, Switzerland and Japan) have convened working groups to find, and implement the transition to, suitable replacements for interbank offered rates (“IBORs”). The U.K. Financial Conduct Authority, which regulates LIBOR, has announced that it will not compel panel banks to contribute to LIBOR after 2021. The E.U. Benchmarks Regulation imposed conditions under which only compliant benchmarks may be used in new contracts after 2021. To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.-based group convened by the Federal Reserve Board and the Federal Reserve Bank of New York, was formed. The ARRC has identified the Secured Overnight Financing Rate (“SOFR”) as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere. The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR or alternative reference rates could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to GSBD. In addition, if LIBOR ceases to exist, GSBD may need to renegotiate the credit agreements extending beyond 2021 with GSBD’s portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with an alternative reference rate, which may be the new standard that is established, which may have an adverse effect on GSBD’s overall financial condition or results of operations. As such, some or all of these credit agreements may bear a lower interest rate, which would adversely impact GSBD’s financial condition or results of operations. Moreover, if LIBOR ceases to exist, GSBD may need to renegotiate certain terms of the Existing GSBD Credit Facility. If GSBD is unable to do so, amounts drawn under the Existing GSBD Credit Facility may bear interest at a higher rate, which would increase the cost of GSBD’s borrowings and, in turn, affect its results of operations.

Because GSBD has borrowed money, and may issue preferred stock to finance investments, GSBD’s net investment income depends, in part, upon the difference between the rate at which GSBD borrows funds or pays distributions on preferred stock and the rate that GSBD’s investments yield. As a result, GSBD can offer no assurance that a significant change in market interest rates will not have a material adverse effect on GSBD’s net investment income.

A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on GSBD’s net interest income. However, an increase in interest rates could decrease the value of any investments GSBD holds which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase GSBD’s interest expense, thereby decreasing its net income. Also, an increase in interest rates available to investors could make an investment in GSBD’s common stock less attractive if GSBD is not able to increase its dividend rate, which could reduce the value of GSBD’s common stock.

In periods of rising interest rates, to the extent GSBD borrows money subject to a floating interest rate, GSBD’s cost of funds would increase, which could reduce its net investment income. Further, rising interest rates could also adversely affect GSBD’s performance if such increases cause its borrowing costs to rise at a rate in excess of the rate that GSBD’s investments yield. Further, rising interest rates could also adversely affect GSBD’s performance if GSBD holds investments with floating interest rates, subject to specified minimum interest rates (such as a LIBOR floor), while at the same time engaging in borrowings subject to floating interest rates not subject to such minimums. In such a scenario, rising interest rates may increase GSBD’s interest expense, even though its interest income from investments is not increasing in a corresponding manner as a result of such minimum interest rates.

Further, rising interest rates could also adversely affect GSBD’s performance if GSBD holds investments with floating interest rates, subject to specified minimum interest rates (such as a LIBOR floor), while at the same time engaging in borrowings subject to floating interest rates not subject to such minimums. In such a scenario, rising interest rates may increase GSBD’s interest expense, even though its interest income from investments is not increasing in a corresponding manner as a result of such minimum interest rates.

If general interest rates rise, there is a risk that the portfolio companies in which GSBD holds floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents with GSBD. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on GSBD to provide fixed rate loans to its portfolio companies, which could adversely affect GSBD’s net investment income, as increases in GSBD’s cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

A change in the general level of interest rates can be expected to lead to a change in the interest rate GSBD receives on many of its debt investments. Accordingly, a change in the interest rate could make it easier for GSBD to meet or exceed the performance threshold in the Current GSBD Investment Management Agreement and may result in a substantial increase in the amount of incentive fees payable to GSAM with respect to the portion of the incentive fee based on income.

The continued uncertainty related to the sustainability and pace of economic recovery in the U.S. and globally could have a negative impact on GSBD’s business.

GSBD’s business is directly influenced by the economic cycle, and could be negatively impacted by a downturn in economic activity in the United States as well as globally. Fiscal and monetary actions taken by U.S. and non-U.S. government and regulatory authorities could have a material adverse impact on GSBD’s business. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, GSBD’s business, financial condition and results of operations could be adversely affected. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, along with the general policies of the current Presidential administration, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could adversely affect GSBD’s business.

GSBD’s activities may be limited as a result of potentially being deemed to be controlled by a bank holding company.

Goldman Sachs is a BHC under the Bank Holding Company Act of 1956, as amended (the “BHCA”) and therefore subject to supervision and regulation by the Federal Reserve. In addition, Goldman Sachs is a FHC under the BHCA, which is a status available to BHCs that meet certain criteria. FHCs may engage in a broader range of activities than BHCs that are not FHCs. However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations. Because Goldman Sachs may be deemed to “control” GSBD within the meaning of the BHCA, these restrictions could apply to GSBD as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including the Federal Reserve, may restrict GSBD’s investments, transactions and operations and may restrict the transactions and relationships between GSAM, Goldman Sachs and their affiliates, on the one hand, and GSBD on the other hand. For example, the BHCA regulations applicable to Goldman Sachs and GSBD may, among other things, restrict its ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of its investments and restrict GSBD’s and GSAM’s ability to participate in the management and operations of the companies in which GSBD invests. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by Goldman Sachs and its affiliates (including GSAM) for client and proprietary accounts may need to be aggregated with positions held by GSBD. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, Goldman Sachs may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require GSBD to limit and/or liquidate certain investments.

These restrictions may materially adversely affect GSBD by, among other things, affecting GSAM’s ability to pursue certain strategies within GSBD’s investment program or trade in certain securities. In addition, Goldman Sachs may cease in the future to qualify as an FHC, which may subject GSBD to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to Goldman Sachs and GSBD, or the interpretation thereof, will not change, or that any such change will not have a material adverse effect on GSBD.

Goldman Sachs may in the future, in its sole discretion and without notice to investors, engage in activities impacting GSBD and/or GSAM in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulations or other restrictions on, Goldman Sachs, GSBD or other Accounts. Goldman Sachs may seek to accomplish this result by causing GSAM to resign as GSBD’s investment adviser, voting for changes to the GSBD Board, causing Goldman Sachs personnel to resign from the GSBD Board, reducing the amount of Goldman Sachs’ investment in GSBD (if any), revoking GSBD’s right to use the Goldman Sachs name or any combination of the foregoing, or by such other means as it determines in its sole discretion. Any replacement investment adviser appointed by GSBD may be unaffiliated with Goldman Sachs.

Commodity Futures Trading Commission rules may have a negative impact on GSBD and GSAM.

The Commodity Futures Trading Commission (the “CFTC”) and the SEC have issued final rules establishing that certain swap transactions are subject to CFTC regulation. Engaging in such swap or other commodity interest transactions such as futures contracts or options on futures contracts may cause GSBD to fall within the definition of “commodity pool” under the Commodity Exchange Act and related CFTC regulations. GSAM has claimed relief from CFTC registration and regulation as a commodity pool operator pursuant to CFTC Rule 4.5 with respect to GSBD’s operations, with the result that GSBD will be limited in its ability to use futures contracts or options on futures contracts or engage in swap transactions. Specifically, CFTC Rule 4.5 imposes strict limitations on using such derivatives other than for hedging purposes, whereby the use of derivatives not used solely for hedging purposes is generally limited to situations where (i) the aggregate initial margin and premiums required to establish such positions does not exceed five percent of the liquidation value of GSBD’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; or (ii) the aggregate net notional value of such derivatives does not exceed 100% of the liquidation value of GSBD’s portfolio. Moreover, GSBD anticipates entering into transactions involving such derivatives to a very limited extent solely for hedging purposes or otherwise within the limitations of CFTC Rule 4.5.

GSBD is dependent on information systems, and systems failures, as well as operating failures, could significantly disrupt GSBD’s business, which may, in turn, negatively affect its liquidity, financial condition or results of operations.

GSBD’s business is dependent on GSAM’s and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of the Current GSBD Investment Management Agreement or an agreement with any third party service providers, could cause delays or other problems in GSBD’s activities. GSBD’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond GSBD’s control and adversely affect its business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

In addition to GSBD’s dependence on information systems, poor operating performance by its service providers could adversely impact GSBD.

These events, in turn, could have a material adverse effect on GSBD’s operating results and negatively affect the market price of its securities and its ability to pay distributions to its stockholders.

Cybersecurity risks and cyber incidents may adversely affect GSBD’s business by causing a disruption to its operations, a compromise or corruption of its confidential information and/or damage to its business relationships, all of which could negatively impact GSBD’s business, financial condition and operating results.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of GSBD’s information resources. These incidents may be an intentional attack or an unintentional event and could involve a third party or GSBD’s own personnel gaining unauthorized access to its information systems for purposes of obtaining ransom payments, misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for loss or misappropriation of data, stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to GSBD’s reputation or business relationships. As GSBD’s reliance on technology has increased, so have the risks posed to its information systems, both internal and those provided by Goldman Sachs and third party service providers. Goldman Sachs and these third party service providers have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as GSBD’s increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that GSBD’s financial results, operations or confidential information will not be negatively impacted by such an incident.

There are risks associated with any potential merger with or purchase of assets of another fund, including the Merger.

GSAM recommended the Merger to the GSBD Board and may in the future recommend to the GSBD Board that GSBD merges with or acquires all or substantially all of the assets of one or more funds including a fund that could be managed by GSAM (including another BDC). GSBD does not expect that GSAM would recommend any such merger or asset purchase unless it determines that it would be in GSBD’s best interests, with such determination dependent on factors it deems relevant, which may include historical and projected financial performance of GSBD and any proposed merger partner, portfolio composition, potential synergies from the merger or asset sale, available alternative options and market conditions. In addition, no such merger or asset purchase would be consummated absent the meeting of various conditions required by applicable law or contract, at such time, which may include approval of the board of directors and common equity holders of both funds. If GSAM is the investment adviser of both funds, as is the case in the Merger, various conflicts of interest exist with respect to such transaction. Such conflicts of interest may potentially arise from, among other things, differences between the compensation payable to GSAM by GSBD and by the entity resulting from such a merger or asset sale or efficiencies or other benefits to GSAM as a result of managing a single, larger fund or account instead of two separate funds.

GSBD’s ability to enter into transactions involving derivatives and financial commitment transactions may be limited.

In November 2019, the SEC published a proposed rule regarding the ability of a BDC (or a registered investment company) to use derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions). If adopted as proposed, BDCs that use derivatives would be subject to a value-at-risk leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless the BDC qualified as a “limited derivatives user,” as defined in the SEC’s proposal. A BDC that enters into reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the BDC’s asset coverage ratio. Under the proposed rule, a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. If the BDC cannot meet this test, it is required to treat unfunded commitments as a derivatives transaction subject to the requirements of the rule. Collectively, these proposed requirements, if adopted, may limit GSBD’s ability to use derivatives and/or enter into certain other financial contracts.

The United Kingdom referendum decision to leave the European Union may create significant risks and uncertainty for global markets and GSBD’s investments.

The decision made in the United Kingdom referendum in June 2016 to leave the European Union (commonly known as “Brexit”) has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in political, regulatory, consumer, corporate and financial confidence in the United Kingdom and Europe. The United Kingdom and European Union announced in March 2018 an agreement in principle to transitional provisions under which European Union law would remain in force in the United Kingdom until the end of December 2020, but this remains subject to the successful conclusion of an agreement between the United Kingdom and the European Union. In the absence of such an agreement there would be no transitional provisions and the United Kingdom would exit the European Union and the relationship between the United Kingdom and the European Union would be based on the World Trade Organization rules (a “hard Brexit”). On October 28, 2019, the United Kingdom came to an agreement with the European Union to delay the deadline for withdrawal. Unless the United Kingdom parliament approves the withdrawal agreement by January 31, 2020, it is expected that there will be a hard Brexit on that date absent any further agreements to delay the withdrawal. Consequently, due to this political uncertainty, it is not possible to anticipate, in the absence of an intervening action, when the United Kingdom will leave the European Union and whether such departure will benefit from the terms of the withdrawal agreement and the transitional provisions. While it is not currently possible to determine the extent of the impact a hard Brexit may have on GSBD’s investments, certain measures are being proposed and/or will be introduced, at the European Union level or at the member state level, which are designed to minimize disruption in the financial markets. Notwithstanding the foregoing, the extent and process by the United Kingdom to exit the European Union, and the longer term economic, legal, political, regulatory and social framework to be put in place between the United Kingdom and the European

Union remain unclear and may lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. The mid-to-long-term uncertainty may have a negative effect on the performance of any investments in issuers that are economically tied to the United Kingdom or Europe. Additionally, the decision made in the United Kingdom referendum may lead to a call for similar referenda in other European jurisdictions which may cause increased economic volatility and uncertainty in the European and global markets. This volatility and uncertainty may have an adverse effect on the economy generally and on the ability of GSBD and its portfolio companies to execute their respective strategies and to receive attractive returns.

In particular, currency volatility may mean that the returns of GSBD and its portfolio companies are adversely affected by market movements and may make it more difficult, or more expensive, for GSBD to implement appropriate currency hedging. A decline in the value of the British pound and/or the euro, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have a negative impact on the performance of GSBD’s portfolio companies economically tied to the United Kingdom or Europe.

Risks Relating to GSBD’s Portfolio Company Investments

GSBD’s investments are very risky and highly speculative.

GSBD invests primarily through direct originations of secured debt, including first lien, unitranche, and last-out portions of such loans; second lien debt; unsecured debt, including mezzanine debt; and select equity investments. The securities in which GSBD invests typically are not rated by any rating agency, and if they were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service and lower than “BBB-” by Fitch Ratings or S&P), which is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Investments that are rated below investment grade are sometimes referred to as “junk bonds,” “high yield bonds” or “leveraged loans.” Therefore, GSBD’s investments may result in an above average amount of risk and volatility or loss of principal. GSBD also may invest in other assets, including U.S. government securities and structured securities. These investments entail additional risks that could adversely affect GSBD’s investment returns.

Secured Debt. When GSBD makes a secured debt investment, GSBD generally takes a security interest in the available assets of the portfolio company, including the equity interests of any subsidiaries, which GSBD expects to help mitigate the risk that GSBD will not be repaid. However, there is a risk that the collateral securing GSBD’s debt investment may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, GSBD’s lien could be subordinated to claims of other creditors, such as trade creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt investment. Consequently, the fact that GSBD’s debt is secured does not guarantee that GSBD will receive principal and interest payments according to the debt investment’s terms, or at all, or that GSBD will be able to collect on the loan, in full or at all, should GSBD enforce its remedies.

Unsecured Debt, including Mezzanine Debt. GSBD’s unsecured debt investments, including mezzanine debt investments, generally will be subordinated to senior debt in the event of an insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments. When GSBD invests in secured debt or unsecured debt, including mezzanine debt, GSBD may acquire equity securities from the company in which GSBD makes the investment. In addition, GSBD may invest in the equity securities of portfolio companies independent of any debt investment. GSBD’s goal is ultimately to dispose of such equity interests and realize gains upon GSBD’s disposition of such interests. However, the equity interests GSBD holds may not appreciate in value and, in fact, may decline in value. Accordingly, GSBD may not be able to realize gains from its equity interests, and any gains that GSBD does realize on the disposition of any equity interests may not be sufficient to offset any other losses GSBD experiences.

Investing in middle-market companies involves a number of significant risks.

Investing in middle-market companies involves a number of significant risks, including:

•

such companies may have limited financial resources and may be unable to meet their obligations under their debt securities that GSBD holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of GSBD’s realizing any guarantees it may have obtained in connection with GSBD’s investment;

•

such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

such companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on GSBD’s portfolio company and, in turn, on GSBD;

•

such companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•

there is generally little public information about these companies, they and their financial information are not subject to the reporting requirements of the Exchange Act and other regulations that govern public companies and GSBD may be unable to uncover all material information about these companies, which may prevent GSBD from making a fully informed investment decision and cause GSBD to lose money on GSBD’s investments;

•

GSBD’s executive officers, directors and investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from GSBD’s investments in the portfolio companies; and

•

such companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness, including any debt securities held by GSBD, upon maturity.

Many of GSBD’s portfolio securities do not have a readily available market price, and GSBD values these securities at fair value as determined in good faith under procedures adopted by the GSBD Board, which valuation is inherently subjective and may not reflect what GSBD may actually realize for the sale of the investment.

The majority of GSBD’s investments are, and are expected to continue to be, in debt instruments that do not have readily ascertainable market prices. The fair value of assets that are not publicly traded or whose market prices are not readily available are determined in good faith under procedures adopted by the GSBD Board. The GSBD Board utilizes the services of independent third party valuation firms (“Independent Valuation Advisors”) in determining the fair value of a portion of the securities in GSBD’s portfolio as of each quarter end. Investment professionals from GSAM also prepare portfolio company valuations using sources and/or proprietary models depending on the availability of information on GSBD’s assets and the type of asset being valued, all in accordance with GSBD’s valuation policy. The participation of GSAM in GSBD’s valuation process could result in a conflict of interest, since the management fee is based in part on GSBD’s gross assets and also because GSAM is receiving a performance-based incentive fee.

Because fair valuations, and particularly fair valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, it may be more difficult for investors to value accurately GSBD’s investments and could lead to undervaluation or overvaluation of GSBD’s common stock. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility.

GSBD’s NAV as of a particular date may be materially greater than or less than the value that would be realized if GSBD’s assets were to be liquidated as of such date. For example, if GSBD was required to sell a certain asset or all or a substantial portion of GSBD’s assets on a particular date, the actual price that GSBD would realize upon the disposition of such asset or assets could be materially less than the value of such asset or assets as reflected in GSBD’s NAV. Volatile market conditions could also cause reduced liquidity in the market for certain assets, which could result in liquidation values that are materially less than the values of such assets as reflected in GSBD’s NAV.

The lack of liquidity in GSBD’s investments may adversely affect its business.

Various restrictions render GSBD’s investments relatively illiquid, which may adversely affect its business. As GSBD generally makes investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. GSAM is not permitted to obtain or use material nonpublic information in effecting purchases and sales in public securities transactions for GSBD, which could create an additional limitation on the liquidity of GSBD’s investments. The illiquidity of GSBD’s investments may make it difficult for GSBD to sell such investments if the need arises. Therefore, if GSBD is required to or desires to liquidate all or a portion of its portfolio quickly, GSBD could realize significantly less than the value at which GSBD has recorded its investments or could be unable to dispose of its investments in a timely manner or at such times as GSBD deems advisable.

GSBD’s portfolio may be focused in a limited number of portfolio companies, which will subject GSBD to a risk of significant loss if any of these companies default on their obligations under any of their debt instruments or if there is a downturn in a particular industry.

GSBD is classified as a non-diversified investment company within the meaning of the 1940 Act, which means that GSBD is not limited by the 1940 Act with respect to the proportion of its assets that GSBD may invest in securities of a single issuer, excluding limitations on investments in certain other financial and investment companies. To the extent that GSBD assumes large positions in the securities of a small number of issuers or industries, GSBD’s NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. GSBD may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. In addition, the aggregate returns GSBD realizes may be significantly adversely affected if a small number of investments perform poorly or if GSBD needs to write down the value of any one investment. Additionally, a downturn in any particular industry in which GSBD is invested could significantly affect its aggregate returns. Further, any industry in which GSBD is meaningfully concentrated at any given time could be subject to significant risks that could adversely impact GSBD’s aggregate returns. For example, as of December 31, 2018, Software, together with Internet Software & Services, represented 16.7% of GSBD’s portfolio at fair value. GSBD’s investments in Software and Internet Software & Services are subject to substantial risks, including, but not limited to, intense competition, changing technology, shifting user needs, frequent introductions of new products and services, competitors in different industries and ranging from large established companies to emerging startups, decreasing average selling prices of products and services resulting from rapid technological changes, cybersecurity risks and cyber incidents and various legal and regulatory risks.

GSBD may not be in a position to exercise control over its portfolio companies or to prevent decisions by management of its portfolio companies that could decrease the value of GSBD’s investments.

GSBD does not generally hold controlling equity positions in its portfolio companies. While GSBD is obligated as a BDC to offer to make managerial assistance available to its portfolio companies, there can be no assurance that management personnel of its portfolio companies will accept or rely on such assistance. To the extent that GSBD does not hold a controlling equity interest in a portfolio company, GSBD is subject to the risk that such portfolio company may make business decisions with which GSBD disagrees, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to GSBD’s interests. Due to the lack of liquidity for the debt and equity investments that GSBD typically holds in its portfolio companies, GSBD may not be able to dispose of its investments in the event GSBD disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of GSBD’s investments.

In addition, GSBD may not be in a position to control any portfolio company by investing in its debt securities. As a result, GSBD is subject to the risk that a portfolio company in which GSBD invests may make business decisions with which GSBD disagrees and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve GSBD’s interests as debt investors.

GSBD may be subject to risks associated with investments in real estate loans.

GSAM, on GSBD’s behalf, may periodically invest in loans related to real estate and real estate-related assets, and such investments will be subject to the risks inherent to investment in real estate-related assets generally. These risks include, but are not limited to, regional, national and international economic conditions; the supply and demand for properties; the financial resources of tenants, buyers and sellers of properties; changes in building, environmental, zoning and other laws and regulations; changes in real property tax rates; changes in interest rates and the availability of financing; which may render the sale or refinancing of properties difficult or impracticable; environmental liabilities; uninsured losses; acts of God; natural disasters; terrorist attacks; acts of war (declared and undeclared); strikes; and other factors which are beyond the control of GSAM and GSBD.

GSBD may be subject to risks associated with investments in energy companies.

The energy industry has been in a period of disruption and volatility that has been characterized by fluctuations in oil and gas prices and production levels. This disruption and volatility has led to, and future disruptions and volatility may lead to, decreases in the credit quality and performance of GSBD’s potential debt and equity investments in energy companies, which could, in turn, negatively impact the fair value of GSBD’s investments in energy companies. Any prolonged decline in oil and gas prices or production levels could adversely impact the ability of GSBD’s potential portfolio companies in the energy industry to satisfy financial or operating covenants that may be imposed by GSBD and other lenders or to make payments to GSBD as and when due, which could have a material adverse effect on GSBD’s business, financial condition and results of operations. In addition, energy companies are subject to supply and demand fluctuations in the markets in which they operate, which are impacted by numerous factors, including weather, use of renewable fuel sources, natural disasters, governmental regulation and general economic conditions, in addition to the effects of increasing regulation and general operational risks, any of which could have a material adverse effect on the performance and value of GSBD’s energy-related investments as well as its cash flows from such investments.

GSBD’s failure to make follow-on investments in its portfolio companies could impair the value of GSBD’s portfolio.

Following an initial investment in a portfolio company, GSBD may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part GSBD’s equity ownership percentage or debt participation;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of GSBD’s investment.

GSBD may elect not to make follow-on investments or may lack sufficient funds to make those investments.

GSBD will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and GSBD’s initial investment, or may result in a missed opportunity for GSBD to increase its participation in a successful operation. Even if GSBD has sufficient capital to make a desired follow-on investment, GSBD may elect not to make a follow-on investment because GSBD may not want to increase its concentration of risk, because GSBD prefers other opportunities or because GSBD is inhibited by compliance with BDC requirements, compliance with covenants contained in the agreements governing its indebtedness or compliance with the requirements for maintenance of GSBD’s RIC status.

GSBD’s portfolio companies may prepay loans, which may reduce stated yields in the future if the capital returned cannot be invested in transactions with equal or greater expected yields.

Certain of the loans GSBD makes are prepayable at any time, with some prepayable at no premium to par. GSBD cannot predict when such loans may be prepaid. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that permit such company to replace existing financing with less expensive capital. In periods of rising interest rates, the risk of prepayment of floating-rate loans may increase if other financing sources are available. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan prepaid early may reduce the achievable yield for GSBD in the future below the current yield disclosed for GSBD’s portfolio if the capital returned cannot be invested in transactions with equal or greater expected yields.

Investments in common and preferred equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

Although common stock has historically generated higher average total returns than fixed income securities over the long term, common stock also has experienced significantly more volatility in those returns. GSBD’s equity investments may fail to appreciate and may decline in value or become worthless, and GSBD’s ability to recover its investment will depend on its portfolio company’s success. Investments in equity securities involve a number of significant risks, including:

•

any equity investment GSBD makes in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

•	to the extent that the portfolio company requires additional capital and is unable to obtain it, GSBD may not recover its investment; and

•

in some cases, equity securities in which GSBD invests will not pay current dividends, and GSBD’s ability to realize a return on its investment, as well as to recover its investment, will be dependent on the success of the portfolio company.

Even if the portfolio company is successful, GSBD’s ability to realize the value of its investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or GSBD can otherwise sell its investment. In addition, the equity securities GSBD receives or invests in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

There are special risks associated with investing in preferred securities, including:

•

preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If GSBD owns a preferred security that is deferring its distributions, GSBD may be required to report income for tax purposes before GSBD receives such distributions;

•	preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

•	preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

•	generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

Additionally, when GSBD invests in debt securities, GSBD may acquire warrants or other equity securities as well. GSBD’s goal is ultimately to dispose of such equity interests and realize gains upon its disposition of such interests. However, the equity interests GSBD receives may not appreciate in value and, in fact, may decline in value. Accordingly, GSBD may not be able to realize gains from its equity interests and any gains that GSBD does realize on the disposition of any equity interests may not be sufficient to offset any other losses GSBD experiences.

GSBD may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the 1940 Act and, to the extent GSBD so invests, will bear GSBD’s ratable share of any such company’s expenses, including management and performance fees. GSBD will also remain obligated to pay the management fee and incentive fee to GSAM with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of GSBD’s common stockholders will bear his or her share of the management fee and incentive fee due to GSAM as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

By originating loans to companies that are experiencing significant financial or business difficulties, GSBD may be exposed to distressed lending risks.

As part of GSBD’s lending activities, GSBD may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to GSBD, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. There is no assurance that GSBD will correctly evaluate the value of the assets collateralizing GSBD’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that GSBD funds, GSBD may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by GSBD to the borrower.

GSBD may be exposed to special risks associated with bankruptcy cases.

Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions that may be contrary to GSBD’s interests. Furthermore, there are instances where creditors can lose their ranking and priority if they are considered to have taken over management of a borrower.

The reorganization of a company can involve substantial legal, professional and administrative costs to a lender and the borrower; it is subject to unpredictable and lengthy delays; and during the process a company’s competitive position may erode, key management may depart and a company may not be able to invest its capital adequately. In some cases, the debtor company may not be able to reorganize and may be required to liquidate assets. The debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value.

In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, GSBD could become subject to a lender’s liability claim, if, among other things, the borrower requests significant managerial assistance from GSBD and GSBD provides such assistance as contemplated by the 1940 Act.

Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of GSBD’s portfolio, which in turn would affect its results of operations.

As a BDC, GSBD is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith under procedures adopted by the GSBD Board. GSBD may take into account the following types of factors, if relevant, in determining the fair value of GSBD’s investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow (taking into consideration current market interest rates and credit spreads), the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, GSBD uses the pricing indicated by the external event to corroborate its valuation. While most of GSBD’s investments are not publicly traded, applicable accounting standards require GSBD to assume as part of its valuation process that GSBD’s investments are sold in a principal market to market participants (even if GSBD plans on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect GSBD’s investment valuations. Decreases in the market values or fair values of GSBD’s investments are recorded as unrealized depreciation. The effect of all of these factors on GSBD’s portfolio can reduce GSBD’s NAV by increasing net unrealized depreciation in its portfolio. Depending on market conditions, GSBD could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse impact on GSBD’s business, financial condition and results of operations.

Economic recessions or downturns could impair GSBD’s portfolio companies and harm its operating results.

GSBD’s portfolio companies may be susceptible to economic downturns or recessions and may be unable to repay loans made by GSBD during these periods. Therefore, during these periods GSBD’s non-performing assets may increase and the value of its portfolio may decrease if GSBD is required to write down the values of its investments. Adverse economic conditions may also decrease the value of collateral securing some of GSBD’s loans and the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in GSBD’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase GSBD’s funding costs, limit GSBD’s access to the capital markets or result in a decision by lenders not to extend credit to GSBD. These events could prevent GSBD from increasing investments and harm its operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by GSBD or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on the portfolio company’s assets representing collateral for its obligations. This could trigger cross defaults under other agreements and jeopardize GSBD’s portfolio company’s ability to meet its obligations under the debt that GSBD holds and the value of any equity securities GSBD owns. GSBD may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

GSBD’s portfolio companies may have incurred or issued, or may in the future incur or issue, debt or equity securities that rank equally with, or senior to, GSBD’s investments in such companies, which could have an adverse effect on GSBD in any liquidation of the portfolio company.

GSBD’s portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities that rank equally with, or senior to, GSBD’s investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which GSBD is entitled to receive payments in respect of GSBD’s investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying GSBD’s investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to GSBD’s investment in that portfolio company typically are entitled to receive payment in full before GSBD receives any distribution in respect of its investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to GSBD. In the case of securities ranking equally with GSBD’s investments, GSBD would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that GSBD makes to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt, which will be secured on a first priority basis. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before GSBD. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then GSBD, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights GSBD may have with respect to the collateral securing any junior priority loans GSBD makes to its portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that GSBD enters into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, GSBD may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. GSBD may not have the ability to control or direct such actions, even if GSBD’s rights as a junior lender are adversely affected. In addition, a bankruptcy court may choose not to enforce an intercreditor agreement or other arrangement with creditors. Similar risks to the foregoing may apply where GSBD holds the last-out piece of a unitranche loan.

GSBD may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before GSBD. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy GSBD’s unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then GSBD’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

GSBD’s portfolio companies may be highly leveraged.

Some of GSBD’s portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to GSBD as an investor. These companies may be subject to restrictive financial and operating covenants, and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

GSBD’s investments in non-U.S. companies may involve significant risks in addition to the risks inherent in U.S. investments.

GSBD’s investment strategy contemplates potential investments in securities of non-U.S. companies to the extent permissible under the 1940 Act. Investing in non-U.S. companies may expose GSBD to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of non-U.S. taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks are likely to be more pronounced for investments in companies located in emerging markets and particularly for middle-market companies in these economies.

Although most of GSBD’s investments are denominated in U.S. dollars, GSBD’s investments that are denominated in a non-U.S. currency will be subject to the risk that the value of a particular currency will change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. GSBD may employ hedging techniques to minimize these risks, but GSBD cannot assure you that such strategies will be effective or without risk to GSBD.

GSBD may be exposed to risks if it engages in hedging transactions.

Subject to applicable provisions of the 1940 Act and applicable CFTC regulations, GSBD may enter into hedging transactions in a manner consistent with SEC guidance, which may expose GSBD to risks associated with such transactions. Such hedging may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of GSBD’s portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counterparty credit risk.

Hedging against a decline in the values of GSBD’s portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that GSBD is not able to enter into a hedging transaction at an acceptable price.

The success of any hedging transactions GSBD may enter into will depend on its ability to correctly predict movements in currencies and interest rates. Therefore, while GSBD may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if GSBD had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, GSBD may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent GSBD from achieving the intended hedge and expose GSBD to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also “—Risks Relating to GSBD’s Business and Structure—GSBD is exposed to risks associated with changes in interest rates.”

GSBD may form one or more CLOs, which may subject GSBD to certain structured financing risks.

To the extent permissible under risk retention rules adopted pursuant to Section 941 of the Dodd-Frank Act and applicable provisions of the 1940 Act, to finance investments, GSBD may securitize certain of GSBD’s investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. Any interest in any such CLO held by GSBD may be considered a “non-qualifying asset” for purposes of Section 55 of the 1940 Act.

If GSBD creates a CLO, GSBD will depend on distributions from the CLO’s assets out of its earnings and cash flows to enable GSBD to make distributions to its stockholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, tests (based on interest coverage or other financial ratios or other criteria) may restrict GSBD’s ability, as holder of a CLO’s equity interests, to receive cash flow from these investments. There is no assurance any such performance tests will be satisfied. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower, or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a CLO, or cash flow may be completely restricted for the life of the CLO. If GSBD does not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining GSBD’s RIC status, and GSBD is unable to obtain cash from other sources necessary to satisfy this requirement, GSBD could fail to maintain its status as a RIC, which would have a material adverse effect on GSBD’s financial performance.

In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing its earnings and, in turn, cash potentially available for distribution to GSBD for distribution to GSBD’s stockholders.

To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by GSBD as owner of equity interests. Finally, any equity interests that GSBD retains in a CLO will not be secured by the assets of the CLO and GSBD will rank behind all creditors of the CLO.

Risks Relating to the Merger

GSBD may be unable to realize the benefits anticipated by the Merger, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

The realization of certain benefits anticipated as a result of the Merger will depend in part on the integration of MMLC’s investment portfolio with GSBD’s and the integration of MMLC’s business with GSBD’s. There can be no assurance that MMLC’s investment portfolio or business can be operated profitably or integrated successfully into GSBD’s operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the combined company and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including, but not limited to, incurring unexpected costs or delays in connection with such integration and failure of MMLC’s investment portfolio to perform as expected, could have a material adverse effect on the financial results of the combined company.

GSBD also expects to achieve certain cost savings from the Merger when the two companies have fully integrated their portfolios. It is possible that the estimates of the potential cost savings could ultimately be incorrect. The cost savings estimates also assume GSBD will be able to combine the operations of GSBD and MMLC in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect or if GSBD is not able to successfully combine MMLC’s investment portfolio or business with the operations of GSBD, the anticipated cost savings may not be fully realized or realized at all or may take longer to realize than expected.

The Merger may trigger certain “change of control” provisions and other restrictions in contracts of GSBD, MMLC or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.

Certain agreements of GSBD and MMLC or their affiliates, which may include agreements governing indebtedness of GSBD or MMLC, will or may require the consent or waiver of one or more counterparties in connection with the Merger. The failure to obtain any such consent or waiver may permit such counterparties to terminate, or otherwise increase their rights or GSBD’s or MMLC’s obligations under, any such agreement because the Merger or other transactions contemplated by the Merger Agreement may violate an anti-assignment, change of control or similar provision relating to any of such transactions. If this occurs, GSBD may have to seek to replace that agreement with a new agreement or seek an amendment to such agreement. GSBD cannot assure you that GSBD will be able to replace or amend any such agreement on comparable terms or at all. If these types of provisions are triggered in agreements governing indebtedness of GSBD or MMLC, the lender or holder of the debt instrument could accelerate repayment under such indebtedness and negatively affect GSBD’s business, financial condition, results of operations and cash flows.

If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the Merger, including preventing GSBD from operating a material part of MMLC’s business.

In addition, the consummation of the Merger may violate, conflict with, result in a breach of provisions of, or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under, certain agreements of GSBD or MMLC. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Merger.

The Merger may not be completed on the terms contemplated, or at all, and if the Merger does not close, GSBD will not benefit from the expenses incurred in its pursuit.

The Merger may be delayed, may be consummated on terms different than those contemplated in the Merger Agreement or may not be completed at all. If the Merger is not completed, GSBD will have incurred substantial expenses for which no ultimate benefit will have been received. Both GSBD and MMLC have incurred out-of-pocket expenses in connection with the Merger for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Merger is not completed. Any delay in the consummation of the Merger or any uncertainty about the consummation of the Merger could have a material adverse effect on GSBD’s operating results.

The termination of the Merger Agreement could negatively impact GSBD.

If the Merger Agreement is terminated, there may be various consequences, including:

•

GSBD’s business may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Merger, without realizing any of the anticipated benefits of completing the Merger;

•	the market price of GSBD common stock might decline to the extent that the market price prior to termination reflects a market assumption that the Merger will be completed; and
•	the payment of any termination fee, if required under the circumstances, could adversely affect the financial condition and liquidity of GSBD.

Under certain circumstances, GSBD is obligated to pay (or cause a third party to pay) MMLC a termination fee upon termination of the Merger Agreement.

No assurance can be given that the Merger will be completed. The Merger Agreement provides for the payment, subject to applicable law, by GSBD (or a third party), of a termination fee of $20.5 million to MMLC, if the Merger Agreement is terminated by GSBD under certain circumstances, including if (i) the GSBD Board has changed its recommendation in favor of the proposals with respect to the Merger, and/or has approved an alternative takeover proposal; GSBD fails to recommend that its stockholders vote in favor of the proposals with respect to the Merger; a takeover proposal by a third party is announced and the GSBD Board fails to reaffirm its recommendation that its stockholders vote in favor of the proposals with respect to the Merger; or a tender or exchange offer for GSBD common stock is initiated by a third party and the GSBD Board does not recommend rejection of such tender or exchange offer; (ii) GSBD materially breaches any of its obligations relating to the solicitation and administration of takeover proposals from third parties; or (iii) (1) the Merger is not completed by December 9, 2020, the GSBD stockholders do not approve the proposals with respect to the Merger at the special meeting called for such purpose, or GSBD willfully or intentionally breaches its representations, warranties, covenants or agreements in the Merger Agreement, (2) an alternative takeover proposal of GSBD is disclosed after the date of the Merger Agreement and (3) GSBD enters into an agreement with respect to such takeover proposal within twelve (12) months after the Merger Agreement is terminated and such takeover is subsequently completed, subject to applicable law. MMLC will be entitled to receive any termination fees under the Merger Agreement. The GSBD Board has approved the amount of the termination fee which may be paid.

The Merger Agreement limits the ability of GSBD and MMLC to pursue alternatives to the Merger.

The Merger Agreement contains provisions that limit each of GSBD’s and MMLC’s ability to discuss, facilitate or commit to competing third party proposals to acquire all or a significant part of GSBD or MMLC, as applicable. These provisions, which are typical for transactions of this type, include a termination fee of $27.8 million or $20.5 million payable to GSBD or MMLC, respectively, under certain circumstances, might discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of GSBD or MMLC from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in the Merger or might result in a potential competing acquirer proposing to pay a lower per share price to acquire GSBD or MMLC than it might otherwise have proposed to pay.

The Merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or (to the extent legally allowed) waived, will result in the Merger not being completed, which may result in material adverse consequences to GSBD’s business and operations.

The Merger is subject to closing conditions, including certain approvals of MMLC’s and GSBD’s respective stockholders that, if not satisfied, will prevent the Merger from being completed. The closing condition that MMLC stockholders approve the Merger may not be waived under applicable law and must be satisfied for the Merger to be completed. MMLC currently expects that all directors and executive officers of MMLC will vote their shares of MMLC common stock in favor of the proposals presented at the special meeting of the MMLC stockholders to approve the Merger. The closing condition that GSBD stockholders approve the Merger, a proposed amended and restated certificate of incorporation of GSBD to be approved by GSBD’s stockholders, which would restrict stockholders that acquire shares of GSBD’s common stock pursuant to the Merger from transferring such shares for certain periods of time (the “GSBD Charter Amendment Proposal”) and the Merger Stock Issuance Proposal may not be waived under applicable law and must be satisfied for the Merger to be completed. In addition, the Closing is conditioned upon approval of the certain amendments to the Current GSBD Investment Management Agreement regarding the exclusion of purchase accounting adjustments resulting from the Merger from the calculation of the income incentive fee and the incentive fee cap by GSBD stockholders. GSBD currently expects that all directors and executive officers of GSBD will vote their shares of GSBD common stock in favor of the proposals presented at the special meeting of the GSBD stockholders to approve the Merger. If GSBD stockholders do not approve each of the Merger, the GSBD Charter Amendment Proposal, the proposal to issue shares of GSBD common stock to holders of MMLC common stock in the Merger and the proposal to amend the Current GSBD Investment Management Agreement and the Merger is not completed, the resulting failure of the Merger could have a material adverse impact on GSBD’s business and operations. In addition to the required approvals of MMLC’s and GSBD stockholders, the Merger is subject to a number of other conditions beyond GSBD’s control that may prevent, delay or otherwise materially adversely affect its completion. GSBD cannot predict whether and when these other conditions will be satisfied.

GSBD will be subject to operational uncertainties and contractual restrictions while the Merger is pending.

Uncertainty about the effect of the Merger may have an adverse effect on GSBD and, consequently, on the combined company following completion of the Merger. These uncertainties may cause those that deal with GSBD to seek to change their existing business relationships with GSBD. In addition, the Merger Agreement restricts GSBD from taking actions that it might otherwise consider to be in its best interests. These restrictions may prevent GSBD from pursuing certain business opportunities that may arise prior to the completion of the Merger.

GSBD and MMLC may, to the extent legally allowed, waive one or more conditions to the Merger without resoliciting stockholder approval.

Certain conditions to GSBD’s and MMLC’s obligations to complete the Merger may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of GSBD and MMLC. In the event that any such waiver does not require resolicitation of stockholders, the parties to the Merger Agreement will have the discretion to complete the Merger without seeking further stockholder approval. The conditions requiring the approval of GSBD stockholders and MMLC stockholders, however, cannot be waived.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with GSBD

Goldman Sachs (which, for purposes of this “Potential Conflicts of Interest” section, shall mean, collectively, Group Inc., GSAM and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises. Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which GSBD may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings, including on behalf of GSBD, may affect GSBD in ways that may disadvantage or restrict GSBD and/or benefit Goldman Sachs or other Accounts. In managing conflicts of interest that may arise as a result of the foregoing, GSAM generally will be subject to fiduciary requirements.

The following are descriptions of certain conflicts and potential conflicts of interest that may be associated with the financial or other interests that GSAM and Goldman Sachs may have in transactions effected by, with or on behalf of GSBD. The conflicts herein do not purport to be a complete list or explanation of the conflicts or potential conflicts associated with the financial or other interests GSBD or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding GSAM and Goldman Sachs is set forth in GSAM’s Form ADV. A copy of Part 1 and Part 2A of GSAM’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). A copy of Part 2 of GSAM’s Form ADV will be provided to investors or prospective investors upon request.

Other Activities of Goldman Sachs, the Sale of GSBD’s Stock and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of GSAM, may receive benefits and earn fees and compensation for services provided to Accounts (including GSBD). Moreover, Goldman Sachs and its personnel, including employees of GSAM, may have relationships (both involving and not involving GSBD, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, GSBD. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or GSBD in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote GSBD.

To the extent permitted by applicable law, GSBD and Goldman Sachs may make payments to authorized dealers and other financial intermediaries and to salespersons (collectively, “Intermediaries”) from time to time to promote GSBD. These payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs. These payments may create an incentive for a particular Intermediary to highlight, feature or recommend GSBD.

Allocation of Investment Opportunities and Expenses Among GSBD and Other Accounts

GSBD’s investment objectives and investment strategies are similar to those of other Accounts managed by GSAM (including the other GS BDCs) (including Accounts in which Goldman Sachs and its personnel have an interest), and an investment appropriate for GSBD may also be appropriate for those Accounts (including the other GS BDCs). This creates potential conflicts in allocating investment opportunities among GSBD and such other Accounts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited or where co-investments by GSBD and other Accounts are not permitted under applicable law.

GSBD is prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the Independent Directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of GSBD’s outstanding voting securities will be an affiliate of GSBD for purposes of the 1940 Act, and GSBD is generally prohibited from buying or selling any assets from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of the Independent Directors. GSAM and its affiliates, including persons that control, or are under common control with, GSBD or GSAM, are also considered to be affiliates of GSBD under the 1940 Act, and GSBD is generally prohibited from buying or selling any assets from or to, or entering into “joint” transactions with, such affiliates without exemptive relief from the SEC.

Subject to applicable law, GSBD may invest alongside Goldman Sachs and its Accounts. In certain circumstances, negotiated co-investments by GSBD and other Accounts may be made only pursuant to an order from the SEC permitting GSBD to do so. Together with GSAM, GS PMMC and MMLC, GSBD applied for and received an exemptive order from the SEC that permits GSBD to participate in negotiated co-investment transactions with certain affiliates (including the other GS BDCs), each of whose investment adviser is GSAM, after the date of the exemptive order, subject to certain conditions, such as that co-investments be made in a manner consistent with GSBD’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the exemptive relief, and are allocated fairly among participants. As a result of such order, there could be significant overlap in GSBD’s investment portfolio and the investment portfolios of GS PMMC, GS PMMC II and MMLC and/or other Accounts. If GSAM identifies an investment and GSBD is unable to rely on its exemptive relief for that particular opportunity, GSAM will be required to determine which Accounts should make the investment at the potential exclusion of other Accounts. In such circumstances, GSAM will adhere to its investment allocation policy in order to determine the Account to which to allocate the opportunity. The policy currently provides that GSAM allocate opportunities through a rotation system or in such other manner as GSAM determines to be equitable. Accordingly, it is possible that GSBD may not be given the opportunity to participate in certain investments made by other Accounts.

GSBD may also invest alongside other Accounts advised by GSAM and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, GSBD may invest alongside such Accounts consistent with guidance promulgated by the staff of the SEC permitting GSBD and such other Accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met. GSBD may also invest alongside GSAM’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of GSAM.

To address these potential conflicts, GSAM has developed allocation policies and procedures that provide that personnel of GSAM making portfolio decisions for Accounts will make purchase and sale decisions for, and allocate investment opportunities among, Accounts consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases such allocations reflect numerous other factors as described below.

Accounts managed outside the GSAM Private Credit Group are generally viewed separately for allocation purposes. There will be cases where certain Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) receive an allocation of an investment opportunity when GSBD does not and vice versa.

Personnel of GSAM involved in decision-making for Accounts may make allocation related decisions for GSBD and other Accounts by reference to one or more factors, including: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; client instructions; the expected future capacity of the applicable Accounts; cash and liquidity needs and considerations; the availability of other appropriate or substantially similar investment opportunities; and differences in benchmark factors and hedging strategies among Accounts. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of different Accounts that have similar strategies. In addition, in some cases GSAM may make investment recommendations to Accounts where the Accounts make the investment independently of GSAM, which may result in a reduction in the availability of the investment opportunity for other Accounts (including GSBD) irrespective of GSAM’s policies regarding allocation of investments. Additional information about GSAM’s allocation policies is set forth in Item 6 (“Performance-based Fees and Side-by-Side Management—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of GSAM’s Form ADV.

GSAM, including the GSAM Credit Alternatives investment team, may, from time to time, develop and implement new trading strategies or seek to participate in new investment opportunities and trading strategies. These opportunities and strategies may not be employed in all Accounts or pro rata among Accounts where they are employed, even if the opportunity or strategy is consistent with the objectives of such Accounts. Further, a trading strategy employed for GSBD that is similar to, or the same as that of, another Account may be implemented differently, sometimes to a material extent. For example, GSBD may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of GSBD’s trading strategy will depend on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above.

During periods of unusual market conditions, GSAM may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

GSBD may receive opportunities referred by Goldman Sachs businesses and affiliates, but in no event does GSBD have any rights with respect to such opportunities. Subject to applicable law, including the 1940 Act, such opportunities or any portion thereof may be offered to other Accounts, Goldman Sachs, all or certain investors in GSBD, or such other persons or entities as determined by Goldman Sachs in its sole discretion. GSBD will have no rights and will not receive any compensation related to such opportunities. Certain of such opportunities may be referred to GSBD by employees or other personnel of GS & Co., or by third-parties. If GSBD invests in any such opportunities, GS & Co. or such third-parties may be entitled, to the extent permitted by applicable law, including the limitations set forth in Section 57(k) of the 1940 Act, to compensation from GSBD or from the borrowers in connection with such investments. Any compensation GSBD pays in connection with such referrals will be an operating expense and will accordingly be borne by GSBD (and will not serve to offset any management fee or incentive fee payable to GSAM). For a further explanation of the allocation of opportunities and other conflicts and the risks related thereto, please see “Risk Factors—Risks Relating to GSBD—Risks Relating to GSBD’s Business and Structure—Potential conflicts of interest with other businesses of Goldman Sachs could impact GSBD’s investment returns.”

Expenses are generally allocated to Accounts (including GSBD) based on whose behalf the expenses are incurred. Where GSBD and one or more other Accounts participate in a particular investment or collectively incur other expenses, GSAM generally allocates investment-related and other expenses in a manner GSAM determines to be fair and equitable, which may be pro rata or on a different basis.

GSBD and other Accounts may contract for and incur expenses in connection with certain services provided by third parties, including valuation agents, rating agencies, attorneys, accountants and other professional service providers, while other Accounts that did not contract for such services may not incur such expenses even though they directly or indirectly receive benefit from such services. For example, the work of valuation firms retained by GSBD at the request of the GSBD Board benefit certain Accounts that invest in the same assets as GSBD, but because such other Accounts did not request such services they are not allocated any costs associated therewith. While it is generally expected that the Accounts requesting third party services will bear the full expense associated therewith, GSAM may in its sole discretion determine to bear the portion of such expenses that would be allocable to the non-requesting Accounts had such Accounts requested the services.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of GSBD’s Common Stock or Favor Other Accounts.

GSAM receives performance-based compensation in respect of its investment management activities on GSBD’s behalf, which rewards GSAM for positive performance of GSBD’s investment portfolio. As a result, GSAM may make investments for GSBD that present a greater potential for return but also a greater risk of loss or that are more speculative than would be the case in the absence of performance-based compensation. In addition, GSAM may simultaneously manage other Accounts (including other BDCs (including the other GS BDCs)) for which GSAM may be entitled to receive greater fees or other compensation (as a percentage of performance or otherwise) than it receives in respect of GSBD. In addition, subject to applicable law, Goldman Sachs may invest in other Accounts (including other BDCs (including GS PMMC, GS PMMC II and MMLC)), and such investments may constitute substantial percentages of such other Accounts’ outstanding equity interests. Therefore, GSAM may have an incentive to favor such other Accounts over GSBD. To address these types of conflicts, GSAM has adopted policies and procedures under which investment opportunities will be allocated in a manner that it believes is consistent with its obligations as an investment adviser. However, the amount, timing, structuring or terms of an investment by GSBD may differ from, and performance may be different than, the investments and performance of other Accounts.

Management of GSBD by GSAM

Considerations Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, GSAM generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not be able to manage GSBD with the benefit of information held by such other areas. Such other areas, including without limitation, Goldman Sachs’ prime brokerage and administration businesses, will have broad access to detailed information that is not available to GSAM, including information in respect of markets and investments, which, if known to GSAM, might cause GSAM to seek to dispose of, retain or increase interests in investments held by GSBD or acquire certain positions on GSBD’s behalf, or take other actions. Goldman Sachs will be under no obligation or fiduciary or other duty to make any such information available to GSAM or personnel of GSAM involved in decision-making for GSBD. There may be circumstances in which, as a result of information held by certain of GSAM’s portfolio management teams, GSAM limits an activity or a transaction for GSBD, including if the team holding such information is not managing GSBD. In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available any information regarding its trading activities, strategies or views, or the activities, strategies or views used for other Accounts, for the benefit of GSBD. Different areas of GSAM and Goldman Sachs may take views, and make decisions or recommendations, that are different than those of other areas of GSAM and Goldman Sachs. Different portfolio management teams within GSAM may make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner that may be different than with respect, or adverse, to GSBD. Such teams may not share information with GSBD’s portfolio management team, including as a result of certain information barriers and other policies and will not have any obligation to do so.

Valuation of GSBD’s Investments

GSAM performs certain valuation services related to securities and assets held in GSBD. GSAM, pursuant to delegated authority, and subject to the supervision of the GSBD Board, values GSBD’s securities and assets according to GSBD’s valuation policies, and may value an identical asset differently than another division or unit within Goldman Sachs or another Account values the asset, including because such other division or unit or Account has information or uses valuation techniques and models that it does not share with, or that are different than those of, GSAM or GSBD. This is particularly the case in respect of difficult-to-value assets. GSAM may face a conflict with respect to valuations generally because of their effect on GSAM’s fees and other compensation.

Goldman Sachs’ and GSAM’s Activities on Behalf of Other Accounts

GSAM’s decisions and actions on behalf of GSBD may differ from those on behalf of other Accounts. Advice given to, or investment or voting decisions made for, one or more Accounts, may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment or voting decisions made for GSBD.

Goldman Sachs engages in a variety of activities in the global financial markets. The extent of Goldman Sachs’ activities in the global financial markets, including without limitation in its capacity as an investment banker, market maker, financier, lender, investor, prime broker, derivatives dealer, adviser, counterparty, agent, principal and research provider, may have potential adverse effects on GSBD. Goldman Sachs, the clients it advises, and its personnel have interests in and advise Accounts which have investment objectives or portfolios similar to, related to or opposed to those of GSBD.

Goldman Sachs (including GSAM), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of GSBD. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from GSBD. In addition, Goldman Sachs (including GSAM), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or may compete for commercial arrangements or transactions in the same types of companies, assets, securities and other instruments, as GSBD. Decisions and actions of GSAM on behalf of GSBD may differ from those by Goldman Sachs (including GSAM) on behalf of other Accounts. Advice given to, or investment or voting decisions made for, GSBD may compete with, affect, differ from, conflict with, or involve timing different from, advice given to, or investment or voting decisions made for, other Accounts. Transactions by, advice to and activities of such Accounts may involve the same or related companies, securities or other assets or instruments as those in which GSBD invests, and such Accounts may engage in a strategy while GSBD is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage GSBD (including its ability to engage in a transaction or other activities) or the prices or terms at which GSBD’s transactions or other activities may be effected. For example, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with GSBD, and Goldman Sachs may advise the Account not to pursue the transaction with GSBD, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to GSBD. Additionally, GSBD may buy a security and Goldman Sachs may establish a short position in that same security or in similar securities. This short position may result in the impairment of the price of the security that GSBD holds or may be designed to profit from a decline in the price of the security. GSBD could similarly be adversely impacted if it establishes a short position, following which Goldman Sachs takes a long position in the same security or in similar securities. To the extent GSBD engages in transactions in the same or similar types of securities or other investments as other Accounts, GSBD and other Accounts may compete for such transactions or investments, and transactions or investments by such other Accounts may negatively affect the investments of GSBD (including the ability of GSBD to engage in such a transaction or investment or other activities), or the price or terms at which GSBD’s transactions or investments or other activities may be effected. Moreover, Goldman Sachs or Accounts, on the one hand, and GSBD, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to GSBD.

Goldman Sachs (including, as applicable, GSAM) and its personnel, when acting as an investment banker, market maker, financier, lender, investor, prime broker, derivatives dealer, adviser, counterparty, agent, principal or research provider, or in other capacities, may advise on transactions, may make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, GSBD’s interests and activities. Accounts may be offered access to advisory services through several different Goldman Sachs advisory businesses (including GS & Co. and GSAM). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and may also apply different criteria to the same or similar strategies and may have differing investment views in respect of an issuer or a security or other investment. Similarly, within GSAM, certain portfolio management teams may have differing or opposite investment views in respect of an issuer or a security, and the actions GSBD’s portfolio management team takes in respect of GSBD’s investments may be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other portfolio management teams of GSAM. Research analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to GSBD any research or analysis prior to its public dissemination. GSAM is responsible for making investment decisions on GSBD’s behalf, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs may, on behalf of other Accounts and in accordance with its management of such Accounts, implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for GSBD. The relative timing for the implementation of investment decisions or strategies among Accounts and GSBD may disadvantage GSBD. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in GSBD receiving less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.

Subject to applicable law, GSAM may cause GSBD to invest in securities, loans or other obligations of companies affiliated with Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divesting of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investments in and activities with respect to such companies.

Goldman Sachs may, in its discretion, recommend that GSBD have ongoing business dealings, arrangements or agreements with persons who are former employees of Goldman Sachs. GSBD may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. These recommendations and recommendations relating to continuing any such dealings, arrangements or agreements may pose conflicts of interest.

Potential Conflicts Relating to Follow-On Investments

To the extent permitted by law, from time to time, GSAM may provide opportunities to Accounts (including potentially GSBD) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including GSBD). Follow-on investment opportunities may be available to GSBD notwithstanding that GSBD has no existing investment in the issuer, resulting in the assets of GSBD potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including GSBD) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions may arise between Accounts (including GSBD) with existing investments in a company and Accounts making subsequent investments in the company, which may have opposing interests regarding pricing and other terms. The subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including GSBD).

Diverse Interests

The various types of investors in and beneficiaries of GSBD, including to the extent applicable GSAM and its affiliates, may have conflicting investment, tax and other interests with respect to their interest in GSBD. When considering a potential investment for GSBD, GSAM will generally consider the investment objectives of GSBD, not the investment objectives of any particular investor or beneficiary. GSAM may make decisions, including with respect to tax matters, from time to time that may be more beneficial to one type of investor or beneficiary than another, or to GSAM and its affiliates than to investors or beneficiaries unaffiliated with GSAM. In addition, Goldman Sachs may face certain tax risks based on positions taken by GSBD, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to GSBD or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.

Selection of Service Providers

GSBD expects to engage service providers (including attorneys and consultants) that may also provide services to other Goldman Sachs affiliates. GSAM intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with GSAM, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs, which may or may not influence GSAM’s selection of these service providers for GSBD. In such circumstances, there may be a conflict of interest between Goldman Sachs (acting on behalf of GSBD) and GSBD, if GSBD determines not to engage or continue to engage these service providers. Notwithstanding the foregoing, the selection of service providers for GSBD will be conducted in accordance with GSAM’s fiduciary obligations to GSBD. The service providers selected by GSAM may charge different rates to different recipients based on the specific services provided, the personnel providing the services, or other factors. As a result, the rates paid to these service providers by GSBD, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs or other Accounts, on the other hand. Goldman Sachs (including GSAM) may hold investments in companies that provide services to entities in which GSBD invests generally, and, subject to applicable law, GSAM may refer or introduce such companies’ services to entities that have issued securities held by GSBD.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, GSBD may invest in money market and other funds sponsored, managed or advised by Goldman Sachs. Advisory fees paid to GSAM by GSBD will not be reduced by any fees payable by GSBD to Goldman Sachs as manager of such money market funds (i.e., there could be “double fees” involved in making any such investment because Goldman Sachs could receive fees with respect to both GSBD’s management and such money market fund). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to GSBD will be required.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including GSAM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to GSBD in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Potential Merger with or Asset Sale to Another Fund Managed by GSAM, including the Merger

GSAM recommended the Merger to the GSBD Board and may in the future recommend to the GSBD Board that GSBD merge with or acquire all or substantially all of the assets of one or more funds including a fund that could be managed by GSAM (including another BDC). GSBD does not expect that GSAM would recommend any such merger or asset purchase unless it determines that it would be in GSBD’s best interests, with such determination dependent on factors it deems relevant, which may include historical and projected financial performance of GSBD and any proposed merger partner, portfolio composition, potential synergies from the merger or asset purchase, available alternative options and market conditions. In addition, no such merger or asset sale would be consummated absent the meeting of various conditions required by applicable law or contract, at such time, which may include approval of the board of directors and common equity holders of both funds and/or accounts. If GSAM is the investment adviser of both funds, as is the case in the Merger, various conflicts of interest exist with respect to such transaction. Such conflicts of interest may potentially arise from, among other things, differences between the compensation payable to GSAM by GSBD and by the entity resulting from such a merger or asset purchase or efficiencies or other benefits to GSAM as a result of managing a single, larger fund or account instead of two separate funds and/or accounts.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to GSBD

Investments in Different Parts of an Issuer’s Capital Structure

When permitted by applicable law, Goldman Sachs or Accounts, on the one hand, and GSBD, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. As a result, Goldman Sachs (including GSAM) or Accounts may take actions that adversely affect GSBD. In addition, when permitted by applicable law, Goldman Sachs (including GSAM) may advise Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which GSBD invests. Goldman Sachs (including GSAM) may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which GSBD has invested, and such actions (or refraining from action) may have a material adverse effect on GSBD.

For example, in the event that Goldman Sachs (including GSAM) or an Account holds loans, securities or other positions in the capital structure of an issuer that rank senior in preference to the holdings of GSBD in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including GSAM), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer, or terms in connection with the foregoing, that may have an adverse effect on or otherwise conflict with the interests of GSBD’s holdings in the issuer. In connection with any such liquidation, reorganization or restructuring, GSBD’s holdings in the issuer may be extinguished or substantially diluted, while Goldman Sachs (including GSAM) or another Account may receive a recovery of some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including GSAM) or an Account participates, Goldman Sachs (including GSAM) or the Account may seek to exercise its rights under the applicable loan agreement or other document, which may be detrimental to GSBD. Alternatively, in situations in which GSBD holds a more senior position in the capital structure of an issuer experiencing financial or other difficulties as compared to positions held by other Accounts (which may include those of Goldman Sachs, including GSAM), GSAM may determine not to pursue actions and remedies that may be available to GSBD or particular terms that might be unfavorable to the Accounts holding the less senior position. In addition, in the event that Goldman Sachs

(including GSAM) or the Accounts hold voting securities of an issuer in which GSBD holds loans, bonds or other credit-related assets or securities, Goldman Sachs (including GSAM) or the Accounts may vote on certain matters in a manner that has an adverse effect on the positions held by GSBD. Conversely, Accounts may hold voting securities of an issuer in which Goldman Sachs (including GSAM) or Accounts hold credit-related assets or securities, and GSAM may determine on behalf of the Accounts not to vote in a manner adverse to Goldman Sachs (including GSAM) or the Accounts. These potential issues are examples of conflicts that Goldman Sachs (including GSAM) will face in situations in which GSBD and Goldman Sachs (including GSAM) or other Accounts invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including GSAM) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including GSAM) may determine to rely on information barriers between different Goldman Sachs (including GSAM) business units or portfolio management teams. Also in connection with a conflicted situation regarding GSBD, or an Account other than GSBD or its own account, Goldman Sachs may determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Account. As a result of the various conflicts and related issues described in this paragraph, GSBD could sustain losses during periods in which Goldman Sachs and other Accounts achieve profits generally or with respect to particular holdings, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. The negative effects described above may be more pronounced in connection with transactions in, or GSBD’s use of, small capitalization, emerging market, distressed or less liquid strategies.

Cross Transactions

When permitted by applicable law and GSAM’s and GSBD’s policies, GSAM, acting on behalf of GSBD, may enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by GSAM or its affiliates, and may (but is under no obligation or other duty to) cause GSBD to engage in transactions in which GSAM, advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, GSBD on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory restrictions relating to these transactions which could limit GSAM’s decision to engage in these transactions for GSBD. Goldman Sachs will have potentially conflicting division of loyalties and responsibilities to the parties in such transactions, including with respect to a decision to enter into such transactions as well as with respect to valuation, pricing and other terms. GSAM has developed policies and procedures in relation to such transactions and conflicts. However, there can be no assurance that such transactions will be effected, or that such transactions will be effected in the manner that is most favorable to GSBD as a party to any such transaction. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including GSBD, due to the relative amount of market savings obtained by the Accounts. Cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law.

Goldman Sachs May Act in Multiple Commercial Capacities

To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or adviser or in other commercial capacities for GSBD or issuers of securities held by GSBD.

Goldman Sachs may be entitled to compensation in connection with the provision of such services, and GSBD will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and may take commercial steps in its own interests, or may advise the parties to which it is providing such services to take steps or engage in transactions, that negatively affect GSBD. For example, Goldman Sachs may require repayment of all or part of a loan at any time and from time to time or declare a default under an agreement with GSBD or a portfolio company of GSBD, liquidate GSBD’s assets or redeem positions more rapidly (and at significantly lower prices) than might otherwise be desirable. In addition, due to its access to and knowledge of funds, markets and securities based on its other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held directly or indirectly by GSBD in a manner that may be adverse to GSBD. Goldman Sachs may also derive benefits from providing services to GSBD, which may enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.

Goldman Sachs has acted in the past, and is expected to act in the future, as an underwriter, placement agent, dealer or in other capacities in connection with fundraising by GSBD. Goldman Sachs has been compensated by GSBD for such activities in the past and would be compensated by GSBD for any such activities undertaken in the future. For example, Goldman Sachs served as joint bookrunning manager in an offering of GSBD’s common stock in May 2017, for which Goldman Sachs received underwriting discounts and commissions of $0.675 per share with respect to its allocation of 260,000 shares plus its allocable portion of the option to purchase additional shares of GSBD’s common stock, and in July 2016 and October 2016, Goldman Sachs served as joint bookrunning manager in offerings of GSBD’s Convertible Notes.

Goldman Sachs’ activities on behalf of its clients may also restrict investment opportunities that may be available to GSBD. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that may be potential investment opportunities for GSBD. There may be circumstances in which GSBD is precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on GSBD. Goldman Sachs may also represent creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these proceedings. From time to time, Goldman Sachs may serve on creditor or equity committees. These actions, for which Goldman Sachs may be compensated, may limit or preclude the flexibility that GSBD may otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also refer to “—Management of GSBD by GSAM—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of GSAM and GSBD” below.

Subject to applicable law, Goldman Sachs or Accounts may invest in GSBD and such investments may constitute substantial percentages of GSBD’s outstanding equity interests.

To the extent permitted by applicable law, Goldman Sachs may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to GSBD, or with respect to GSBD’s underlying securities or assets, or which may be otherwise based on or seek to replicate or hedge GSBD’s performance. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of GSBD.

Goldman Sachs may make loans or enter into margin, asset-based or other credit facilities or similar transactions that may be secured by a client’s assets or interests, including GSBD’s equity, interests in an Account or assets in which GSBD or an Account has an interest. Some of these borrowers may be public or private companies, or founders, officers or shareholders in companies in which GSBD (directly or indirectly) invests, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by GSBD. In connection with its rights as lender, Goldman Sachs may take actions that adversely affect the Account and which may in turn adversely affect GSBD (e.g., if GSBD holds the same type of security that is providing the credit support to the borrower Account, such holding may be disadvantaged when the borrower Account liquidates assets in response to an action taken by Goldman Sachs).

Code of Ethics and Personal Trading

Each of GSBD, GSAM, as GSBD’s investment adviser, and GS & Co. and Goldman Sachs International, as principal underwriters (if applicable), has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act designed to provide that GSBD’s directors, personnel of GSAM, and certain additional Goldman Sachs personnel who support GSAM, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in GSBD, and may also take positions that are the same as, different from, or made at different times than, positions taken by GSBD. Additionally, Goldman Sachs personnel, including personnel of GSAM, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Related Party Transaction Review Policy

The Audit Committee of GSBD (the “GSBD Audit Committee”) will review any potential related party transactions brought to its attention and, during these reviews, will consider any conflicts of interest brought to its attention pursuant to GSBD’s Code of Ethics. Each of GSBD’s directors and executive officers completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

Proxy Voting by GSAM

GSAM has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including GSBD, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by GSAM with respect to securities held by GSBD may benefit the interests of Goldman Sachs and Accounts other than GSBD.

Potential Limitations and Restrictions on Investment Opportunities and Activities of GSAM and GSBD

GSAM may restrict its investment decisions and activities on behalf of GSBD in various circumstances, including as a result of applicable regulatory requirements, information held by Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it may give to such clients or commercial arrangements or transactions that may be undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk or disadvantage to Accounts, including GSBD, and Goldman Sachs. GSAM might not engage in transactions or other activities for, or enforce certain rights in favor of, GSBD due to Goldman Sachs’ activities outside services provided to GSBD and regulatory requirements, policies and reputational risk assessments.

In addition, GSAM may restrict or limit the amount of GSBD’s investment, or restrict the type of governance or voting rights it acquires or exercises, where GSBD (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or have other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including GSAM, or on other Accounts, or where exceeding a threshold is prohibited or may result in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations may arise include, without limitation: (i) a strict prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that would have a material dilutive impact on the holdings of GSBD in the issuer should a threshold be exceeded; (iii) provisions that would cause Goldman Sachs to be considered an “interested stockholder” of an issuer should a threshold be exceeded; (iv) provisions that may cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations.

When faced with the foregoing limitations, Goldman Sachs will generally avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of Goldman Sachs to conduct its business activities. GSAM may also reduce GSBD’s interest in, or restrict GSBD from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies may be able to acquire an interest in the investment opportunity. GSAM may determine not to engage in certain transactions or activities which may be beneficial to GSBD because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, GSAM or create the potential risk of trade or other errors. In circumstances in which GSBD and one or more registered investment funds are permitted under applicable law to make side-by-side investments, Goldman Sachs, acting on behalf of GSBD, may be limited in the terms of the transactions that it may negotiate under applicable law. This may have the effect of limiting the ability of GSBD from participating in certain transactions or result in terms to GSBD that are less favorable than would have otherwise been the case.

GSAM is not permitted to use material non-public information in effecting purchases and sales in public securities transactions for GSBD. GSAM may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by GSBD, including as a result of information held by Goldman Sachs (including information held by a portfolio management team in GSAM other than the team managing GSBD). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which GSBD invests. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, GSAM (or certain of its investment teams) would be limited and/or restricted in its or their ability to trade in the securities of the company.

GSAM may also limit the activities and transactions engaged in by GSBD, and may limit its exercise of rights on GSBD’s behalf or in respect of GSBD, for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of GSBD, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, or where such activity or transaction or the exercise of such rights on behalf of GSBD or in respect of GSBD could affect Goldman Sachs, GSAM or their activities.

Furthermore, GSAM operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations that GSBD may be subject to). Such economic and trade sanctions prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. These economic and trade sanctions, and the application by GSAM of its compliance program in respect thereof, may significantly restrict or limit GSBD’s intended investment activities.

In light of the BHCA and the Volcker Rule, GSAM may be required to, or may choose to, dispose of certain investments on behalf of GSBD earlier or at a different time than GSAM would otherwise have determined to do so (or earlier or at a different time than may be the case for Accounts that are not pooled investment vehicles).

In order to engage in certain transactions on behalf of GSBD, GSAM will also be subject to (or cause GSBD to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where GSAM and/or GSBD may be required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearinghouses and other venues, or may be required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue may result in GSAM and/or GSBD being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, GSBD, GSAM or its affiliates and/or their service providers or agents may be required, or may determine that it is advisable, to disclose certain information about GSBD, including, but not limited to, investments held by GSBD, and the names and percentage interest of beneficial owners thereof, to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, GSAM or GSBD. GSAM generally expects to comply with requests to disclose such information as it so determines, including through electronic delivery platforms; however, GSAM may determine to cause the sale of certain assets for GSBD rather than make certain required disclosures, and such sale may be at a time that is inopportune from a pricing or other standpoint.

Pursuant to the BHCA, for so long as GSAM acts as investment adviser of GSBD or in certain other capacities, the periods during which certain investments may be held are limited. As a result, GSBD may be required to dispose of investments at an earlier date than would otherwise have been the case had the BHCA not been applicable. In addition, under the Volcker Rule, the size of Goldman Sachs’ and Goldman Sachs’ personnel’s ownership interest in certain types of funds is limited, and as a result, Goldman Sachs and Goldman Sachs’ personnel may be required to dispose of all or a portion of its investment in GSBD, if applicable, including at times that other investors in GSBD may not have the opportunity to dispose of their investments in GSBD. Any such sale of interests in GSBD by Goldman Sachs and Goldman Sachs’ personnel could reduce the alignment of interest of Goldman Sachs with other investors in GSBD.

Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on GSBD’s activities. In addition, to the extent permitted by law, GSAM may restrict its investment decisions and activities on behalf of GSBD and not other Accounts.

Brokerage Transactions

GSAM may select broker-dealers (including affiliates of GSAM) that furnish GSAM, GSBD, their affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in GSAM’s view, appropriate assistance to GSAM in the investment decision-making process. GSAM may pay for such brokerage and research services with “soft” or commission dollars.

Subject to applicable law, brokerage and research services may be used to service GSBD and any or all other Accounts, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, the brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to GSBD based on the amount of commissions paid by GSBD in comparison to such other Accounts. GSAM does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Since GSBD will generally acquire and dispose of investments in privately negotiated transactions, it will infrequently use brokers in the normal course of its business. Subject to policies established by the GSBD Board, GSAM will be primarily responsible for the execution of the publicly traded securities portion of its portfolio transactions and the allocation of brokerage commissions. GSAM does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for GSBD, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While GSAM generally will seek reasonably competitive trade execution costs, GSBD will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, GSAM may select a broker based partly upon brokerage or research services provided to GSAM and GSBD and any other Accounts. In return for such services, GSBD may pay a higher commission than other brokers would charge if GSAM determines in good faith that such commission is reasonable in relation to the services provided.

Aggregation of Trades by GSAM

GSAM follows policies and procedures pursuant to which, subject to applicable law, it may combine or aggregate purchase or sale orders for the same security or other instrument for multiple clients (sometimes referred to as “bunching”) (including Accounts that are proprietary to Goldman Sachs), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. GSAM aggregates orders, when subject to applicable law, GSAM considers doing so appropriate and in the interests of its clients generally and may elect block trade treatment when available. In addition, under certain circumstances and subject to applicable law, trades for GSBD may be aggregated with Accounts that contain Goldman Sachs assets.

When a bunched order or block trade is completely filled, or, if the order is only partially filled, at the end of the day, GSAM generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on GSBD’s relative size order. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission. However, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, GSAM does not always bunch or aggregate orders for different Accounts, elect block trade treatment or net buy and sell orders for the same Account, if portfolio management decisions relating to the orders are made separately, or if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from GSAM’s operational or other perspective. GSAM may be able to negotiate a better price and lower commission rate on aggregated trades than on trades that are not aggregated, and incur lower transaction costs on netted trades than trades that are not netted. Where transactions for an Account are not aggregated with other orders, or not netted against orders for GSBD or other Accounts, GSBD may not benefit from a better price and lower commission rate or lower transaction cost. Aggregation and netting of trades may disproportionately benefit some Accounts relative to other Accounts, including GSBD, due to the relative amount of market savings obtained by the Accounts.

Other present and future activities of Goldman Sachs may give rise to additional conflicts of interest.

Certain Business Relationships

Certain of GSBD’s current directors and officers are directors or officers of affiliated Goldman Sachs entities.

USE OF PROCEEDS

GSBD estimates that the net proceeds that it will receive from this offering will be approximately $        million, based on an offering price of $        per Note, after deducting fees paid to the underwriters and estimated offering expenses of approximately $[•] payable by GSBD. This estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount.

GSBD intends to use the net proceeds of this offering to pay down a portion of the Existing GSBD Credit Facility on or about the date of the closing of this offering. After giving effect to the issuance of the Notes and assuming the proceeds therefrom are used to repay outstanding borrowings under the Existing GSBD Credit Facility, approximately $[·] million would have been outstanding under the Existing GSBD Credit Facility as of September 30, 2019 (which does not give effect to the expected amendment of the Existing GSBD Credit Facility). However, through reborrowing under the Existing GSBD Credit Facility, GSBD intends to make new investments in accordance with its investment objective and strategies described in this prospectus. For the nine months ended September 30, 2019, amounts outstanding under the Existing GSBD Credit Facility bore interest at a weighted average interest rate of 4.32%. The Existing GSBD Credit Facility matures in full on February 1, 2023. Affiliates of [[•] and [·]] are lenders under the Existing GSBD Credit Facility. Accordingly, affiliates of [[•] and [·]] may receive more than 5% of the proceeds of this offering to the extent the proceeds are used to pay down outstanding indebtedness under the Existing GSBD Credit Facility.

CAPITALIZATION

The following table sets forth:

(1)	the actual consolidated capitalization of GSBD as of September 30, 2019;

(2)	the capitalization of GSBD as adjusted to give pro forma effect to the Merger as of September 30, 2019 (see “Unaudited Pro Forma Condensed Consolidated Financial Data” in this prospectus); and

(3)

the capitalization of GSBD as of September 30, 2019, as adjusted to give pro forma effect to the Merger in accordance with (2) above, and as further adjusted to reflect the assumed sale of $        aggregate principal amount of the Notes at an offering price of $        per Note in this offering, after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $[•] payable by GSBD and application of the net proceeds as discussed in more detail under “Use of Proceeds.”

You should read this table together with “Use of Proceeds” and the consolidated financial statements and the related notes thereto of GSBD and MMLC and the unaudited pro forma condensed consolidated financial statements and the related notes thereto, included elsewhere in this prospectus.

	As of September 30, 2019
	(unaudited, dollar amounts in thousands, except per share data)

	Actual	Pro Forma for the Merger(1)	As Further Adjusted
Cash and cash equivalents	$11,102	$22,419	$

Debt (2)
Existing GSBD Credit Facility	576,836	576,836
Existing MMLC Credit Facility	—	639,563
Convertible Notes	150,906	150,906
Notes offered hereby	—	—

Total Debt (3)	727,742	1,367,305
Total net assets	684,839	1,599,793

NAV per share	$16.98	$17.87	$

(1)	See “Unaudited Pro Forma Condensed Consolidated Financial Statements” in this prospectus.

(2)	Actual debt represents debt outstanding as of September 30, 2019. As of December 31, 2019, GSBD had outstanding $ .

(3)	Net of debt issuance costs of $4,094 relating to the Convertible Notes.

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA AND OTHER INFORMATION

OF GOLDMAN SACHS BDC, INC.

The following selected consolidated historical financial information and other data presented below should be read in conjunction with the information contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Goldman Sachs BDC, Inc.” and GSBD’s financial statements and the notes thereto included in this prospectus. Financial information as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018 is derived from the unaudited consolidated financial statements of GSBD included in this prospectus. Financial information as of December 31, 2018 and 2017 and financial information for the years ended December 31, 2018, 2017 and 2016 has been derived from the audited financial statements of GSBD included in this prospectus. Financial information as of December 31, 2016, 2015 and 2014 and financial information for the years ended December 31, 2015 and 2014 has been derived from the audited financial statements of GSBD that are not included in this prospectus. The audited financial statements included in this prospectus were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. GSBD’s historical results are not necessarily indicative of future results.

The selected financial data in this section are not intended to replace the financial statements and are qualified in their entirety by the financial statements and related notes of GSBD included in this prospectus.

	For the Nine Months Ended September 30, 2019	For the Nine Months Ended September 30, 2018	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
	(Unaudited)
Consolidated statements of operations data (in thousands):
Total investment income	$111,794	$110,762	$146,731	$136,781	$125,108	$118,436	$73,279
Net expenses	50,100	49,281	62,313	55,236	47,844	43,338	20,422

Net investment income before income taxes	61,694	61,481	84,418	81,545	77,264	75,098	52,857
Income tax expenses, including excise tax	1,350	1,017	1,582	1,552	1,037	518	119

Net investment income after income taxes	60,344	60,464	82,836	79,993	76,227	74,580	52,738
Net realized and unrealized gain (loss)	(33,272)	(4,935)	(28,436)	(30,445)	(35,575)	(27,952)	(15,816)
(Provision) benefit for taxes on realized gain/loss on investments	121	(446)	(446)	—	—	—	—
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	52	(146)	(276)	—	—	—	—

Net increase in net assets resulting from operations after tax	$27,245	$54,937	$53,678	$49,548	$40,652	$46,628	$36,922

Per share data:
Net investment income (basic and diluted)	$1.50	$1.51	$2.06	$2.07	$2.10	$2.14	$1.77
Earnings (basic and diluted)	$0.68	$1.37	$1.34	$1.28	$1.12	$1.34	$1.24
Distributions declared	$1.35	$1.35	$1.80	$1.80	$1.80	$1.80	$1.69

	As of September 30, 2019	As of September 30, 2018	As of December 31, 2018	As of December 31, 2017	As of December 31, 2016	As of December 31, 2015	As of December 31, 2014
	(Unaudited)
Consolidated statements of assets and liabilities data (at period end) (in thousands):
Total assets	$1,454,709	$1,343,203	$1,396,976	$1,298,592	$1,190,533	$1,132,759	$967,492
Total investments, at fair value	1,279,441	1,076,354	1,375,444	1,269,852	1,167,291	1,091,181	943,515
Total liabilities	769,870	614,563	687,084	572,762	525,396	444,109	392,910
Total debt	727,742	573,292	659,101	542,526	498,152	419,000	350,000
Total net assets	684,839	728,640	709,892	725,830	665,137	688,650	574,582
Per share data:
Net Asset Value	$16.98	$18.13	$17.65	$18.09	$18.31	$18.97	$19.56

The following table sets forth certain quarterly financial information for the quarters during the nine months ended September 30, 2019 and the years ended December 31, 2018 and 2017. This information was derived from GSBD’s unaudited consolidated financial statements.

	For the Quarter Ended September 30, 2019	For the Quarter Ended June 30, 2019	For the Quarter Ended March 31, 2019	For the Quarter Ended December 31, 2018	For the Quarter Ended September 30, 2018	For the Quarter Ended June 30, 2018	For the Quarter Ended March 31, 2018	For the Quarter Ended December 31, 2017	For the Quarter Ended September 30, 2017	For the Quarter Ended June 30, 2017	For the Quarter Ended March 31, 2017
Statement of operations data (unaudited) (in thousands):
Investment income	$36,856	$38,401	$36,537	$35,969	$37,983	$37,238	$35,541	$34,160	$34,412	$36,017	$32,192
Total expenses	17,425	18,862	13,813	13,032	15,989	16,771	16,521	14,724	15,084	11,556	13,872

Net investment income before taxes.	19,431	19,539	22,724	22,937	21,994	20,467	19,020	19,436	19,328	24,461	18,320
Income tax expense, including excise tax	459	452	439	565	428	304	285	436	383	368	365
Net investment income after taxes	18,972	19,087	22,285	22,372	21,566	20,163	18,735	19,000	18,945	24,093	17,955
Net realized and unrealized gain (losses)	(10,072)	(2,926)	(20,274)	(23,501)	(2,401)	(2,697)	163	(6,714)	(833)	(19,508)	(3,390)
Income tax expense	—	(31)	204	(130)	(146)	1	(447)	—	—	—	—

Net increase in net assets resulting from operations after tax	$8,900	$16,130	2,215	(1,259)	$19,019	$17,467	$18,451	$12,286	$18,112	$4,585	$14,565

Per share data:
Net investment income per share (basic and diluted)	$0.47	$0.47	$0.55	$0.56	$0.54	$0.50	$0.47	$0.47	$0.47	$0.64	$0.49
Earnings per share (basic and diluted)	$0.22	$0.40	$0.06	$(0.03)	$0.47	$0.43	$0.46	$0.31	$0.45	$0.12	$0.40

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA AND OTHER INFORMATION

OF GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

The following selected consolidated historical financial information and other data presented below should be read in conjunction with the information contained in MMLC’s financial statements and the notes thereto. Financial information as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018 is derived from the unaudited consolidated financial statements of MMLC. Financial information as of and for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, has been derived from the audited financial statements of MMLC included in this prospectus. The audited financial statements included in this prospectus were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. MMLC’s historical results are not necessarily indicative of future results.

The selected financial data in this section are not intended to replace the financial statements and are qualified in their entirety by the financial statements and related notes of MMLC included in this prospectus.

	As of and for the nine months ended September 30,		As of and for the Year Ended December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
	2019	2018
	(Unaudited)
Consolidated statements of operations data (in thousands):
Total investment income	$104,676	55,177	$84,234	$19,845
Base management fee	10,145	6,248
Incentive fee	14,605	(77)
Interest and other debt financing expenses	16,469	6,577
Net expenses	45,286	16,007	28,311	10,331
Net investment income	59,390	39,170	55,923	9,514
Net realized and unrealized gain (loss)	(17,127)	(231)	(4,281)	515
(Provision) benefit for taxes on realized gain/loss on investments	100	(372)	(372)	–
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	(614)	(205)	(387)	–

Net increase in members’ capital resulting from operations	$41,749	$38,362	$50,879	$10,029

Per Share Data:
Net Asset Value	$18.72	$19.12	$19.07	$18.89
Net investment income (basic and diluted)	$1.27	$1.44	$1.87	$0.89
Earnings (basic and diluted)	$0.89	$1.41	$1.70	$0.93
Distributions declared	$1.29	$1.29	$1.72	$1.29

	As of September 30, 2019	As of September 30, 2018	As of December 31, 2018	As of December 31, 2017
	(Unaudited)
Balance Sheet Data at period end (in thousands):
Total assets	$1,612,688	$1,019,509	$1,131,948	$532,129
Total investments, at fair value	1,589,312	961,677	1,107,185	522,046
Total liabilities	686,729	299,478	311,794	74,001
Total debt	639,563	276,422	286,189	62,000
Total net assets	925,959	720,031	820,154	458,128

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

The following unaudited pro forma condensed consolidated financial information and explanatory notes illustrate the effect of the Merger on GSBD’s financial position and results of operations based upon GSBD’s and MMLC’s respective historical financial positions and results of operations under the asset acquisition method of accounting with GSBD treated as the acquirer. The unaudited pro forma condensed consolidated financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of both GSBD and MMLC, which are included elsewhere in this prospectus. See “Index to Consolidated Financial Statements.”

The unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated balance sheet as of September 30, 2019 assuming the Merger had been completed on September 30, 2019. The unaudited pro forma condensed consolidated income statements for the nine months ended September 30, 2019 and for the year ended December 31, 2018 were prepared assuming the Merger had been completed on January 1, 2018. Such unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of GSBD and MMLC from publicly available information and certain assumptions and adjustments as discussed in Note 3 “—Preliminary Pro Forma Adjustments” of the accompanying notes to the unaudited pro forma condensed consolidated financial statements in this section.

The Merger Agreement provides that the holders of MMLC common stock will be entitled to receive, for each share of MMLC common stock, 0.9939 shares of GSBD common stock, subject to adjustment if, between the date of the Merger Agreement and the effective time of the Merger, (i) either MMLC or GSBD declares or pays an extraordinary dividend, or (ii) the respective outstanding shares of GSBD common stock or MMLC common stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be declared with a record date within such period, other than shares issued pursuant to GSBD’s distribution reinvestment plan, as permitted by the Merger Agreement.

Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than certain “non-qualifying” assets (for example cash) and does not give rise to goodwill. GSBD believes that the acquisition of MMLC should be accounted for as an asset acquisition based on the nature of its pre-acquisition operations and other factors outlined in ASC 805-50 - Business Combinations - Related Issues, with the fair value of total consideration paid in conjunction with the Mergers allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of the Mergers.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Merger been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed consolidated financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed consolidated financial information involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Merger.

See notes to unaudited pro forma condensed consolidated financial statements.

Goldman Sachs BDC, Inc.

Pro Forma Condensed Consolidated Statement of Assets and Liabilities

As of September 30, 2019

Unaudited

(In thousands, except share and per share data)

	Actual	Actual				Pro Forma
	Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.	Pro Forma Adjustments			Goldman Sachs BDC, Inc. Combined

Assets and Liabilities Data:

Investments, at fair value	$1,430,155	$1,589,312	$-	(A	)	$3,019,467

Cash and cash equivalents, and foreign currencies	11,102	11,317	-			22,419

Deferred financing costs	4,790	3,005	4,495	(B	)	12,290

Other assets	8,662	9,054	-			17,716

Total assets	1,454,709	1,612,688	4,495			3,071,892

Liabilities & Net Assets

Debt (net of debt issuance cost of $4,094, associated with GSBD)	727,742	639,563	-	(B	)	1,367,305

Other liabilities	42,128	47,166	15,500	(B	)(C)	104,794

Total liabilities	769,870	686,729	15,500			1,472,099

Total Net Assets	684,839	925,959	(11,005)			1,599,793

Total liabilities and net assets	$1,454,709	$1,612,688	$4,495			$3,071,892

Number of shares of common stock outstanding	40,337,930	49,470,258	(301,769)	(D	)	89,506,419

Net asset value per share	$16.98	$18.72				$17.87

See notes to unaudited pro forma condensed consolidated financial statements.

Goldman Sachs BDC, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2019

Unaudited

(In thousands, except share and per share data)

	Actual	Actual			Pro Forma
	Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.	Pro Forma Adjustments		Goldman Sachs BDC, Inc. Combined

Performance Data:

Interest and dividend income	$109,734	$103,154	$(23,980)	(A)	$188,908

Other income	2,060	1,522	-		3,582

Total investment income	111,794	104,676	(23,980)		192,490

Interest and other debt expenses	27,850	16,469	(1,384)	(B)	42,935

Management fees	11,044	10,145	1,682	(E)	22,871

Incentive fees	6,976	14,605	(3,386)	(E)	18,195

Other expenses	5,580	4,067	(697)	(F)	8,950

Total expenses	51,450	45,286	(3,785)		92,951

Net investment income	60,344	59,390	(20,195)		99,539

Net realized gain (loss)	(41,085)	(10,484)	-		(51,569)

Net change in unrealized appreciation (depreciation)	7,813	(6,643)	23,980	(A)	25,150

Total net realized and unrealized gains (losses)	(33,272)	(17,127)	23,980		(26,419)

(Provision) benefit for taxes	173	(514)	-		(341)

Net increase (decrease) in net assets resulting from operations	27,245	41,749	3,785		72,779

Per Common Share Data

Weighted average shares outstanding(1)	40,297,158	46,754,248	2,414,241		89,465,647

Net investment income per share (basic and diluted)	$1.50	$1.27			$1.11

Earnings per share (basic and diluted)	$0.68	$0.89			$0.81

(1) Basic and diluted weighted average shares outstanding for Pro Forma Goldman Sachs BDC, Inc. is estimated by adding estimated share issuance to MMLC stockholders of 49,168,489 shares based on outstanding shares of MMLC common stock as of September 30, 2019 to weighted average shares outstanding for GSBD for the nine months ended September 30, 2019.

See notes to unaudited pro forma condensed consolidated financial statements.

Goldman Sachs BDC, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2018

Unaudited

(In thousands, except share and per share data)

	Actual	Actual			Pro Forma
	Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.	Pro Forma Adjustments		Goldman Sachs BDC, Inc. Combined

Performance Data:

Interest and dividend income	$144,630	$82,779	$(31,974)	(A)	$195,435

Other income	2,101	1,455	-		3,556

Total investment income	146,731	84,234	(31,974)		198,991

Interest and other debt expenses	26,232	10,856	(1,001)	(B)	36,087

Management fees	15,971	9,147	428	(E)	25,546

Incentive fees	13,988	3,435	7,229	(E)	24,652

Other expenses	7,704	4,877	(712)	(F)	11,869

Total expenses	63,895	28,315	5,944		98,154

Net investment income	82,836	55,919	(37,918)		100,837

Net realized gain (loss)	1,549	1,010	-		2,559

Net change in unrealized appreciation (depreciation)	(29,985)	(5,291)	31,974	(A)	(3,302)

Total net realized and unrealized gains (losses)	(28,436)	(4,281)	31,974		(743)

(Provision) benefit for taxes	(722)	(759)	-		(1,481)

Net increase (decrease) in net assets resulting from operations	53,678	50,879	(5,944)		98,613

Per Common Share Data

Weighted average shares outstanding(1)	40,184,715	29,908,301	12,834,249		82,927,265

Net investment income per share (basic and diluted)	$2.06	$1.87			$1.22

Earnings per share (basic and diluted)	$1.34	$1.70			$1.19

(1) Basic and diluted weighted average shares outstanding for Pro Forma Goldman Sachs BDC, Inc. is estimated by adding estimated share issuance to MMLC stockholders of 42,742,550 shares to weighted average shares outstanding for GSBD for the year ended December 31, 2018.

See notes to unaudited pro forma condensed consolidated financial statements.

Goldman Sachs BDC, Inc.

Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited

(In thousands, except share and per share data)

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed consolidated financial information related to the Merger is included as of and for the nine months ended September 30, 2019 and the year ended December 31, 2018. On December 9, 2019, GSBD and MMLC entered into the Merger Agreement. For the purposes of the pro forma condensed consolidated financial statements, the purchase price is approximately $1.07 billion in stock consideration which is based upon a price of $21.86 per share of GSBD common stock as of December 27, 2019 and an implied value per share of MMLC common stock of $21.73. The pro forma adjustments included herein reflect the conversion of MMLC common stock into GSBD common stock using an exchange ratio of 0.9939 of a share of GSBD common stock, for each of the 49,470,258 shares of MMLC common stock outstanding as of September 30, 2019.

The Merger will be accounted for as an asset acquisition of MMLC by GSBD in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues. In applying the asset acquisition method of accounting, GSBD uses a cost approach to allocate the cost of the assets purchased against the assets being acquired. The cost of the acquisition is determined to be the fair value of the consideration given or the fair value of the assets acquired, whichever is more clearly evident. GSBD has determined the fair value of the shares of GSBD common stock to be issued pursuant to the Merger Agreement based on GSBD’s close price to be most evident of fair value. On a pro forma basis, GSBD’s share price on the NYSE as of December 27, 2019, as well as the addition of estimated transaction costs expected to be incurred by GSBD, was used as a preliminary estimate of purchase price. The fair value of the merger consideration paid by GSBD is allocated to assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition and will not give rise to goodwill. Preliminary purchase accounting allocations are detailed in Note 2 “—Preliminary Purchase Accounting Allocations”.

GSBD’s financial statements include its accounts and the accounts of all its consolidated subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates: The preparation of the unaudited pro forma condensed consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Valuation of Portfolio Investments: The valuation processes and oversight are identical for GSBD and MMLC. As BDCs, GSBD and MMLC conduct the valuation of their assets, pursuant to which their NAV is determined, consistent with GAAP and the 1940 Act. The GSBD Board and MMLC Board, with the assistance of the GSBD Audit Committee and the Audit Committee of MMLC (the “MMLC Audit Committee”), respectively, determines the fair value of each fund’s assets within the meaning of the 1940 Act, on at least a quarterly basis, in accordance with the terms of Financial Accounting Standards Board ASC Topic 820, Fair Value Measurement and Disclosures (“ASC 820”).

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same – to estimate the price when an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instruments and their specific characteristics. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, generally will have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three-level hierarchy for fair value measurement is defined as follows:

Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

Level 2—inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The type of financial instruments in this category includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given financial instrument is based on the lowest level of input that is significant to the fair value measurement. Each of GSBD’s and MMLC’s assessment of the significance of a particular input to the fair value measurement requires judgment and considers factors specific to the financial instrument.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the GSBD Board and MMLC Board contemplates a multi-step valuation process each quarter, as described below:

(1)	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of GSAM responsible for the portfolio investment;

(2)

The GSBD Board and MMLC Board also engage independent valuation firms (“the Independent Valuation Advisors”) to provide independent valuations of the investments for which market quotations are not readily available, or are readily available but deemed not reflective of the fair value of an investment. The Independent Valuation Advisors independently value such investments using quantitative and qualitative information provided by the investment professionals of the GSAM as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The Independent Valuation Advisors also provide analyses to support their valuation methodology and calculations. The Independent Valuation Advisors provide an opinion on a final range of values on such investments to the GSBD Board or the GSBD Audit Committee or the MMLC Board or the MMLC Audit Committee. The Independent Valuation Advisors define fair value in accordance with ASC 820 and utilize valuation approaches including the market approach, the income approach or both. A portion of the portfolio is reviewed on a quarterly basis, and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, are reviewed at least annually by an Independent Valuation Advisor;

(3)

The Independent Valuation Advisors’ preliminary valuations are reviewed by GSAM and the Valuation Oversight Group (“VOG”), a team that is part of the Controllers Department within the Finance Division of Goldman Sachs. The Independent Valuation Advisors’ ranges are compared to GSAM’s valuations to ensure GSAM’s valuations are reasonable. VOG presents the valuations to the Private Investment Valuation and Side Pocket Working Group of the Investment Management Division Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment making decision process;

(4)	The Investment Management Division Valuation Committee ratifies fair valuations and makes recommendations to the GSBD Audit Committee or the MMLC Audit Committee;

(5)

The audit committee of each of the GSBD Board or the MMLC Board, as applicable, reviews valuation information provided by the Investment Management Division Valuation Committee, GSAM and the Independent Valuation Advisors. The relevant audit committee then assesses such valuation recommendations; and

(6)

Each of the GSBD Board and the MMLC Board discusses the valuations and, within the meaning of the 1940 Act, determines the fair value of investments in good faith, based on the input of GSAM, the Independent Valuation Advisors and the relevant audit committee.

Income Taxes: GSBD has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, GSBD generally will not be required to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that GSBD timely distributes to its stockholders as dividends. To maintain its RIC status, GSBD must meet specified source-of-income and asset diversification requirements and timely distribute to stockholders at least 90% of GSBD’s investment company taxable income for each year. Depending upon the level of taxable income earned in a year, GSBD may choose to carry forward taxable income for distribution in the following year and pay any applicable tax. GSBD generally will be required to pay a U.S. federal excise tax if GSBD’s distributions during a calendar year do not exceed the sum of (1) 98% of GSBD’s net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of GSBD’s capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years

Transaction Costs: Both GSBD and MMLC incur direct transaction costs resulting from the Merger. GSBD, as the acquirer in an asset acquisition, will capitalize its transaction costs and such costs will be reflected as an adjustment to the purchase price of MMLC. MMLC will expense its transaction costs as incurred.

GSBD expects to incur approximately $3.0 million in estimated transaction costs, which will be capitalized for the purposes of the purchase price allocation and will be reflected in the premium to the price of the assets purchased. MMLC expects to incur approximately $5.0 million in estimated transaction costs. Neither GSBD nor MMLC has recognized any transaction costs for the nine months ended September 30, 2019.

2. PRELIMINARY PURCHASE ACCOUNTING ALLOCATIONS

The unaudited pro forma condensed consolidated financial information includes the unaudited Pro Forma Condensed Consolidated Statement of Assets and Liabilities as of September 30, 2019 assuming the Merger had been completed on September 30, 2019. The unaudited pro forma condensed consolidated income statements for the nine months ended September 30, 2019 and for the year ended December 31, 2018 were prepared assuming the Merger had been completed on January 1, 2018.

The table below reflects the calculation of purchase price for purposes of the Pro Forma Condensed Consolidated Statement of Assets and Liabilities. To estimate pro forma purchase price, the fair value or price of each share of GSBD common stock issued is based on the closing price on December 27, 2019 of $21.86. As the Merger is likely to occur in the first half of 2020, changes in the price of GSBD common stock used to determine total purchase price are expected and the pro forma purchase price is likely to change. Additionally, the amount of shares of MMLC common stock outstanding as of the closing date of the Merger could be more than the shares outstanding as of September 30, 2019, used below in the calculation of purchase price. The unaudited Pro Forma Condensed Consolidated Statement of Assets and Liabilities reflects the issuance of 49,168,489 shares of GSBD common stock pursuant to the Merger Agreement.

		Increase to Price of GSBD Common Stock of 5%	Decrease to Price of GSBD Common Stock of 5%
Shares of GSBD common stock to be issued to MMLC stockholders(1)	49,168,489	49,168,489	49,168,489
Price of GSBD common stock at time of Merger	$21.86	$22.95	$20.77

Total pro forma purchase price (in thousands)	$1,074,823	$1,128,416	$1,021,229

Estimated transaction costs (in thousands)	$3,000	$3,000	$3,000

Total pro forma purchase price (in thousands)	$1,077,823	$1,131,416	$1,024,229

(1) The number of shares of GSBD common stock to be issued to MMLC stockholders may change as a result of future drawdowns of MMLC’s uncalled equity capital commitments.

The Merger will be accounted for using the asset acquisition method of accounting. Accordingly, the purchase price paid by GSBD in connection with the Merger will be allocated to the acquired assets and assumed liabilities of MMLC at their relative fair values estimated by GSBD as of the effective date. GSBD intends to assign all acquired assets and assumed liabilities the same fair value as MMLC before the Merger. The investments held by MMLC are substantially identical to GSBD’s investments, therefore the fair value ascribed to investments by MMLC will be in agreement with GSBD’s prices on already held investments. Further, the valuation methodology and processes of GSBD as described above in the “Valuation of Portfolio Investments” note are identical to the valuation methodology and processes of MMLC. It is expected other assets and other liabilities are short-term in nature and therefore it can be assumed that fair value approximates carrying value. The excess fair value of the merger consideration paid by GSBD over the fair value of MMLC’s net assets acquired (henceforth referred to as the “purchase premium”) is further allocated to the cost of the investments acquired from MMLC, resulting in unrealized depreciation as of the first day of operations after the Merger. The purchase premium allocated to the former MMLC investments in loan securities would amortize over the life of the loans through interest income with a corresponding reversal of the initial unrealized depreciation on the MMLC loans acquired through their ultimate disposition. The purchase premium allocated to investments in equity securities would not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the MMLC equity securities acquired and disposition of such equity securities at fair value, would be recognized as realized loss with a corresponding reversal of the unrealized depreciation upon disposition of the MMLC equity securities acquired.

The following table summarizes calculation of pro forma purchase price and adjustments to assets acquired and the liabilities assumed based on MMLC’s estimate of relative fair values:

	Goldman Sachs Middle Market Lending Corp. September 30, 2019	Pro Forma Adjustments(1)	Pro Forma September 30, 2019

Common stock issued			$1,074,823

Transaction costs			3,000

Total purchase price			1,077,823

Investments, at fair value	$1,589,312	$-	$1,589,312

Cash and cash equivalents	11,317	-	11,317

Deferred financing costs	3,005	(3,005)	-

Other assets	9,054	-	9,054

Total assets acquired	1,612,688	(3,005)	1,609,683

Debt	639,563	-	639,563

Other liabilities assumed (including transaction costs)	47,166	5,000	52,166

Total liabilities	686,729	5,000	691,729

Net assets acquired	$925,959	$(8,005)	$917,954

Purchase premium(2)			$159,869

(1) Pro forma adjustments are detailed in Note 3 “Preliminary Pro Forma Adjustments”.

(2) Purchase premium is allocated to cost of investments acquired after initial recognition of cost at fair value of assets acquired, illustrated in the table below.

	Pro Forma Adjustments
	Goldman Sachs Middle Market Lending Corp. September 30, 2019	Recognition of Cost at Fair Value of Assets Acquired	Purchase Premium	Pro Forma September 30, 2019

Investments, at fair value:

Amortized Cost	$1,604,589	$(15,277)	$159,869	$1,749,181

Unrealized appreciation (depreciation) on investments	(15,277)	15,277	(159,869)	(159,869)

	$1,589,312			$1,589,312

3. PRELIMINARY PRO FORMA ADJUSTMENTS

(A) The pro forma adjustment to investments at fair value reflects the initial recognition by GSBD of MMLC investments at fair value, an increase in cost of investments equal to the calculated pro forma purchase premium and a corresponding reduction to unrealized appreciation (depreciation) on investments. The pro forma adjustment to interest and dividend income reflects the amortization of the purchase premium resulting from the purchase premium paid in the Merger allocated to the investments in loan securities acquired from MMLC over a period of five years (represents the average remaining term of loan securities acquired) and the corresponding reversal of the unrealized depreciation, described in the preceding sentence, on the loans acquired from MMLC. The adjustment assumes the estimated purchase premium calculated as of September 30, 2019 of $159.9 million equates to the purchase premium if the Merger had occurred on January 1, 2018. Based on these assumptions, Pro Forma Condensed Consolidated Statements of Operations reflect reductions to interest income and corresponding reversals of unrealized depreciation.

(B) The pro forma adjustment relates to the extinguishment of the debt balance under the Existing MMLC Credit Facility on the Pro Forma Condensed Consolidated Statement of Asset and Liabilities, which is offset by the anticipated increase in capacity and amount outstanding of the Existing GSBD Credit Facility following the consummation of the Merger.

The pro forma adjustment reflects the elimination $3.0 million of unamortized deferred financing costs associated with the aforementioned extinguishment of the Existing MMLC Credit Facility on the Pro Forma Condensed Consolidated Statement of Asset and Liabilities. In addition, the pro forma adjustment reflects approximately $7.5 million in fees and expenses estimated to be incurred in connection with an anticipated increase to the capacity and amounts outstanding of Existing GSBD Credit Facility and the corresponding liability for the estimated fees and expenses.

The adjustment of $1.4 million and $1.0 million to interest and other debt expenses on the Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2019 and the year ended December 31, 2018, respectively, includes (i) the elimination of unamortized deferred financing costs associated with the Existing MMLC Credit Facility that will not be acquired as part of the Merger; (ii) amortization of deferred financing costs associated with the aforementioned amendment to the Existing GSBD Credit Facility; and (iii) a recalculation of the interest expense related to MMLC’s outstanding debt balance utilizing the weighted average interest rate of 4.19% as of September 30, 2019 for the Existing GSBD Credit Facility that will remain in place following the consummation of the Merger.

(C) Estimated transaction costs of GSBD have been capitalized as part of the purchase premium into cost of investments acquired. As transaction costs were not incurred by GSBD or MMLC for the nine months ended September 30, 2019, a liability equal to the estimated transaction costs of $8.0 million was added to the Pro Forma Condensed Consolidated Statement of Assets and Liabilities.

(D) This pro forma adjustment reflects shares of GSBD common stock issued to MMLC stockholders based on an exchange ratio of 0.9939 of a share of GSBD common stock for each share of MMLC common stock held as of September 30, 2019 resulting in a reduction in total combined shares outstanding of 301,769.

(E) After the Merger, MMLC’s assets will be subject to the New Investment Management Agreement. The adjustments included in the Pro Forma Condensed Consolidated Statements of Operations are to account for differences in the calculation of management and incentive fees between the Investment Management Agreement, dated as of January 13, 2017, by and between MMLC and GSAM, and the Current GSBD Investment Management Agreement. Prior to the Merger, MMLC is subject to a management fee of 1.50% of MMLC’s average NAV (including un-invested cash and cash equivalents). Under the New Investment Management Agreement, the combined assets of GSBD and MMLC will be subject to a management fee of 1.00% of the average value of gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts).

For incentive fees, the adjustments on the Pro Forma Condensed Consolidated Statements of Operations were calculated in accordance with the terms of the New Investment Management Agreement with respect to the combined assets of GSBD and MMLC, and will exclude any amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger from the calculation of the incentive fee based on income.

In addition, GSAM has agreed to waive a portion of its incentive fee for the next five quarters, commencing with the quarter ending December 31, 2019 and through and including the quarter ending December 31, 2020 for each such quarter in an amount sufficient to ensure that GSBD’s net investment income per weighted share outstanding is at least $0.48 per share. Because such waiver is temporary and short-term, the calculation of incentive fees presented in the Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2019 and the year ended December 31, 2018 does not take into account such fee waiver.

(F) This pro forma adjustment reflects impact of the Merger on professional fees and general and administrative expenses representing cost savings attributable to the Merger.

Goldman Sachs BDC, Inc.

Pro Forma Condensed Schedule of Investments

Unaudited

As of September 30, 2019

(In thousands)

					Actual		Actual
					Goldman Sachs BDC, Inc.		Goldman Sachs Middle Market Lending Corp.		Pro Forma Combined
Portfolio Company (1)	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Footnotes
1st Lien Senior Secured Debt
3SI Security Systems, Inc.	Commercial Services & Supplies	7.90%	L + 5.75%; 1.00% Floor	6/16/2023	14,677	14,663	-	-	14,677	14,663	(2)
A Place For Mom, Inc.	Diversified Consumer Services	5.79%	L + 3.75%; 1.00% Floor	8/10/2024	8,858	8,643	-	-	8,858	8,643
Accuity Delivery Systems, LLC	Health Care Providers & Services	9.13%	L + 7.00%; 1.00% Floor	6/13/2023	9,931	9,992	14,139	14,227	24,070	24,219	^ (2) (3)
Animal Supply Holdings, LLC	Distributors	12.26%	L + 10.00% (incl. 2.50% PIK); 1.50% Floor	2/22/2022	3,811	3,768	-	-	3,811	3,768	^^ (2) (4)
Ansira Partners, Inc.	Media	7.79%	L + 5.75%; 1.00% Floor	12/20/2022	4,562	4,567	-	-	4,562	4,567
Ansira Partners, Inc.	Media	7.79%	L + 5.75%; 1.00% Floor	12/20/2022	185	185	-	-	185	185	(5)
Apptio, Inc.	IT Services	9.56%	L + 7.25%; 1.00% Floor	1/10/2025	32,103	32,048	45,602	45,523	77,705	77,571	(2) (3)
Apptio, Inc.	IT Services		L + 7.25%; 1.00% Floor	1/10/2025	(39)	(44)	(56)	(63)	(95)	(107)	(2) (3) (5) (6)
Artesyn Embedded Technologies, Inc.	Electronic Equipment, Instruments & Components	9.75%		10/15/2020	20,000	20,000	-	-	20,000	20,000	(7)
Associations, Inc.	Real Estate Management & Development	9.32%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	7/30/2024	13,303	13,308	18,954	18,961	32,257	32,269	(2) (3)
Associations, Inc.	Real Estate Management & Development	9.32%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	7/30/2024	1,697	1,697	2,418	2,418	4,115	4,115	(2) (3) (5)
Associations, Inc.	Real Estate Management & Development		L + 4.00%; 1.00% Floor	7/30/2024	(6)	(6)	(8)	(8)	(14)	(14)	(2) (3) (5) (6)
ATX Networks Corp.	Communications Equipment	9.10%	L + 7.00% (incl. 1.00% PIK); 1.00% Floor	6/11/2021	7,310	6,859	-	-	7,310	6,859
ATX Networks Corp.	Communications Equipment	9.10%	L + 7.00% (incl. 1.00% PIK); 1.00% Floor	6/11/2021	461	436	-	-	461	436

Badger Sportswear, Inc.	Textiles, Apparel & Luxury Goods	6.54%	L + 4.50%; 1.00% Floor	9/11/2023	7,106	6,793	-	-	7,106	6,793
Barbri, Inc.	Media	6.46%	L + 4.25%; 1.00% Floor	12/1/2023	6,220	6,150	-	-	6,220	6,150
BJH Holdings III Corp.	Hotels, Restaurants & Leisure	7.79%	L + 5.75%	8/19/2025	6,163	6,162	9,030	9,028	15,193	15,190	(3)
Brillio, LLC	IT Services	6.79%	L + 4.75%; 1.00% Floor	2/6/2025	4,479	4,475	6,540	6,534	11,019	11,009	(2) (3)
Brillio, LLC	IT Services		L + 4.75%; 1.00% Floor	2/6/2025	-	(15)	-	(22)	-	(37)	(2) (3) (5)
Bullhorn, Inc.	Internet Software & Services		L + 5.50%; 1.00% Floor	10/1/2025	10,830	10,830	15,868	15,868	26,698	26,698	(3) (8)
Bullhorn, Inc.	Internet Software & Services		L + 5.50%; 1.00% Floor	10/1/2025	-	-	-	-	-	-	(3) (5) (8)
Bullhorn, Inc.	Internet Software & Services		L + 5.50%; 1.00% Floor	10/1/2025	-	-	-	-	-	-	(3) (5) (8)
Bullhorn, Inc.	Internet Software & Services	8.91%	L + 6.75%; 1.00% Floor	11/21/2022	-	-	18,724	18,867	18,724	18,867	(2) (3)
Bullhorn, Inc.	Internet Software & Services	8.91%	L + 6.75%; 1.00% Floor	11/21/2022	-	-	4,488	4,519	4,488	4,519	(2) (3)
Bullhorn, Inc.	Internet Software & Services		L + 6.75%; 1.00% Floor	11/21/2022	-	-	(12)	-	(12)	-	(2) (3) (4) (5)
Businessolver.com, Inc.	Health Care Technology	9.66%	L + 7.50%; 1.00% Floor	5/15/2023	12,356	12,329	29,612	29,550	41,968	41,879	(2) (3)
Businessolver.com, Inc.	Health Care Technology	9.66%	L + 7.50%; 1.00% Floor	5/15/2023	1,323	1,316	3,171	3,154	4,494	4,470	(2) (3) (5)
Businessolver.com, Inc.	Health Care Technology	9.55%	L + 7.50%; 1.00% Floor	5/15/2023	322	318	772	761	1,094	1,079	(2) (3) (5)
CFS Management, LLC	Health Care Providers & Services	7.95%	L + 5.75%; 1.00% Floor	7/1/2024	4,762	4,761	6,941	6,940	11,703	11,701	(3)
CFS Management, LLC	Health Care Providers & Services		L + 5.75%; 1.00% Floor	7/1/2024	(14)	(14)	(20)	(21)	(34)	(35)	(3) (5) (6)
Clarkson Eyecare, LLC	Health Care Providers & Services	8.37%	L + 6.25%; 1.00% Floor	4/2/2021	7,347	7,340	10,770	10,760	18,117	18,100	(3)
Clarkson Eyecare, LLC	Health Care Providers & Services	8.39%	L + 6.25%; 1.00% Floor	4/2/2021	4,856	4,856	7,114	7,114	11,970	11,970	(3)
Collaborative Imaging, LLC	Health Care Providers & Services	8.76%	L + 6.50%; 1.00% Floor	3/28/2025	8,789	8,722	12,541	12,446	21,330	21,168	^^^ (2) (3)
Continuum Managed Services LLC	IT Services	8.05%	L + 6.00%; 1.00% Floor	6/8/2023	20,778	21,173	18,696	19,051	39,474	40,224	(2) (3)
Continuum Managed Services LLC	IT Services	8.05%	L + 6.00%; 1.00% Floor	6/8/2023	5,991	6,094	5,386	5,479	11,377	11,573	(2) (3)
Continuum Managed Services LLC	IT Services	8.05%	L + 6.00%; 1.00% Floor	6/8/2023	1,755	1,786	1,586	1,614	3,341	3,400	(2) (3)
Continuum Managed Services LLC	IT Services		L + 6.00%; 1.00% Floor	6/8/2022	(33)	-	(30)	-	(63)	-	(2) (3) (5) (6)
Convene 237 Park Avenue, LLC	Real Estate Management & Development	9.54%	L + 7.50%; 1.50% Floor	8/30/2024	20,782	20,776	30,389	30,380	51,171	51,156	(3)

Convene 237 Park Avenue, LLC	Real Estate Management & Development		L + 7.50%; 1.50% Floor	8/30/2024	(61)	(62)	(90)	(91)	(151)	(153)	(3) (5) (6)
CorePower Yoga LLC	Diversified Consumer Services	6.61%	L + 4.50%	5/14/2025	8,217	8,211	12,243	12,233	20,460	20,444	(3)
CorePower Yoga LLC	Diversified Consumer Services		L + 4.75%	5/14/2025	(10)	(10)	(14)	(15)	(24)	(25)	(3) (5) (6)
CorePower Yoga LLC	Diversified Consumer Services		L + 4.50%	5/14/2025	(26)	(27)	(38)	(40)	(64)	(67)	(3) (5) (6)
CST Buyer Company	Diversified Consumer Services	7.04%	L + 5.00%; 1.00% Floor	3/1/2023	9,030	9,142	-	-	9,030	9,142	(2)
CST Buyer Company	Diversified Consumer Services		L + 5.00%; 1.00% Floor	3/1/2023	(14)	(4)	-	-	(14)	(4)	(2) (5) (6)
DDS USA Holding, Inc.	Health Care Equipment & Supplies	7.35%	L + 5.25%; 1.00% Floor	6/30/2022	3,800	3,795	5,397	5,391	9,197	9,186	(2) (3)
DDS USA Holding, Inc.	Health Care Equipment & Supplies	7.35%	L + 5.25%; 1.00% Floor	6/30/2022	3,594	3,590	5,106	5,100	8,700	8,690	(2) (3)
DDS USA Holding, Inc.	Health Care Equipment & Supplies		L + 5.25%; 1.00% Floor	6/30/2022	(4)	(5)	(6)	(8)	(10)	(13)	(2) (3) (5) (6)
Diligent Corporation	Professional Services	7.75%	L + 5.50%; 1.00% Floor	4/14/2022	18,407	17,326	26,229	24,689	44,636	42,015	(2) (3)
Diligent Corporation	Professional Services	7.73%	L + 5.50%; 1.00% Floor	4/14/2022	2,032	2,029	2,896	2,892	4,928	4,921	(2) (3) (5)
Diligent Corporation	Professional Services	7.81%	L + 5.50%; 1.00% Floor	4/14/2022	1,464	1,464	2,088	2,087	3,552	3,551	(2) (3)
Diligent Corporation	Professional Services	7.64%	L + 5.50%; 1.00% Floor	4/14/2022	1,121	1,131	1,552	1,566	2,673	2,697	(2) (3) (5)
Diligent Corporation	Professional Services	7.56%	L + 5.50%; 1.00% Floor	4/14/2022	502	503	721	721	1,223	1,224	(2) (3)
Diligent Corporation	Professional Services	7.81%	L + 5.50%; 1.00% Floor	4/14/2022	243	243	349	349	592	592	(2) (3)
DiscoverOrg, LLC	Software	6.54%	L + 4.50%	2/2/2026	15,969	16,043	23,362	23,471	39,331	39,514	(3)
DocuTAP, Inc.	Health Care Technology	7.79%	L + 5.75%; 1.00% Floor	5/12/2025	23,581	23,912	34,320	34,802	57,901	58,714	(2) (3)
E2open, LLC	Software	7.87%	L + 5.75%; 1.00% Floor	11/26/2024	16,143	16,137	24,066	24,057	40,209	40,194	(3)
Elemica Parent, Inc.	Chemicals	7.65%	L + 5.50%	9/18/2025	2,840	2,840	4,162	4,161	7,002	7,001	(3)
Elemica Parent, Inc.	Chemicals	7.63%	L + 5.50%	9/18/2025	105	105	151	151	256	256	(3) (5)
Elemica Parent, Inc.	Chemicals		L + 5.50%	9/18/2025	(7)	(7)	(10)	(10)	(17)	(17)	(3) (5) (6)
Empirix, Inc.	Diversified Telecommunication Services	8.36%	L + 6.25%; 1.00% Floor	9/25/2024	21,803	21,087	31,092	30,070	52,895	51,157	(2) (3)
Empirix, Inc.	Diversified Telecommunication Services		L + 6.25%; 1.00% Floor	9/25/2023	(18)	(62)	(25)	(85)	(43)	(147)	(2) (3) (5) (6)

Fenergo Finance 3 Limited	Diversified Financial Services	8.31%	L + 6.25%; 1.00% Floor	9/5/2024	20,379	19,207	28,966	27,300	49,345	46,507	(2) (3) (9)
Fenergo Finance 3 Limited	Diversified Financial Services		L + 6.25%; 1.00% Floor	9/5/2024	(17)	(12)	(24)	(17)	(41)	(29)	(2) (3) (5) (6) (9)

Fenergo Finance 3 Limited	Diversified Financial Services		L + 6.25%; 1.00% Floor	9/5/2024	(25)	(125)	(37)	(183)	(62)	(308)	(2) (3) (5) (6) (9)
FWR Holding Corporation	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	8/21/2023	4,382	4,416	11,237	11,323	15,619	15,739	(2)
FWR Holding Corporation	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	8/21/2023	876	882	2,246	2,262	3,122	3,144	(2)
FWR Holding Corporation	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	8/21/2023	554	558	1,420	1,430	1,974	1,988	(2)
FWR Holding Corporation	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	8/21/2023	137	141	351	361	488	502	(2) (5)
FWR Holding Corporation	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	8/21/2023	-	-	4,017	4,012	4,017	4,012	(3)
FWR Holding Corporation	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	8/21/2023	-	-	3,005	3,002	3,005	3,002	(3)
FWR Holding Corporation	Hotels, Restaurants & Leisure		L + 5.50%; 1.00% Floor	8/21/2023	-	-	(26)	(30)	(26)	(30)	(3) (4) (5)
Gastro Health Holdco, LLC	Health Care Providers & Services	8.11%	L + 6.00%; 1.00% Floor	9/4/2024	12,444	12,440	17,699	17,693	30,143	30,133	(2) (3)
Gastro Health Holdco, LLC	Health Care Providers & Services	8.12%	L + 6.00%; 1.00% Floor	9/4/2024	5,003	5,003	7,063	7,063	12,066	12,066	(2) (3)
Gastro Health Holdco, LLC	Health Care Providers & Services		L + 6.00%; 1.00% Floor	9/4/2023	(32)	(35)	(46)	(51)	(78)	(86)	(2) (3) (5) (6)
Gastro Health Holdco, LLC	Health Care Providers & Services		L + 6.00%; 1.00% Floor	9/4/2024	(36)	(85)	(52)	(121)	(88)	(206)	(2) (3) (5) (6)
Gastro Health Holdco, LLC	Health Care Providers & Services		L + 6.00%; 1.00% Floor	9/4/2024	(44)	(89)	(62)	(126)	(106)	(215)	(2) (3) (5) (6)
GH Holding Company	Real Estate Management & Development	6.54%	L + 4.50%	2/28/2023	7,361	7,351	-	-	7,361	7,351	(2)
GI Revelation Acquisition LLC	Internet Software & Services	7.04%	L + 5.00%	4/16/2025	4,674	4,486	-	-	4,674	4,486
GK Holdings, Inc.	IT Services	8.10%	L + 6.00%; 1.00% Floor	1/20/2021	8,557	7,012	-	-	8,557	7,012
GlobalTranz Enterprises, Inc.	Road & Rail	7.06%	L + 5.00%	5/15/2026	7,552	7,367	11,252	10,976	18,804	18,343	(3)
Granicus, Inc.	Software	6.85%	L + 4.75%; 1.00% Floor	9/7/2022	8,265	8,252	12,102	12,084	20,367	20,336	(3)
Halo Branded Solutions, Inc.	Commercial Services & Supplies	6.54%	L + 4.50%; 1.00% Floor	6/30/2025	8,438	8,384	-	-	8,438	8,384
HS4 AcquisitionCo, Inc.	Hotels, Restaurants & Leisure	8.85%	L + 6.75%; 1.00% Floor	7/9/2025	22,708	22,694	33,831	33,811	56,539	56,505	(3)
HS4 AcquisitionCo, Inc.	Hotels, Restaurants & Leisure		L + 6.75%; 1.00% Floor	7/9/2025	(36)	(38)	(54)	(56)	(90)	(94)	(3) (5) (6)

Hygiena Borrower LLC	Life Sciences Tools & Services	6.10%	L + 4.00%; 1.00% Floor	8/26/2022	12,457	12,302	5,270	5,221	17,727	17,523
Hygiena Borrower LLC	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	8/26/2022	(4)	(14)	(4)	(16)	(8)	(30)	(5) (6)
Hygiena Borrower LLC	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	8/26/2022	(12)	(26)	(6)	(11)	(18)	(37)	(5) (6)
iCIMS, Inc.	Software	8.56%	L + 6.50%; 1.00% Floor	9/12/2024	29,382	29,372	41,862	41,849	71,244	71,221	(2) (3)
iCIMS, Inc.	Software	8.56%	L + 6.50%; 1.00% Floor	9/12/2024	5,400	5,409	7,695	7,707	13,095	13,116	(2) (3)
iCIMS, Inc.	Software		L + 6.50%; 1.00% Floor	9/12/2024	(31)	(33)	(44)	(47)	(75)	(80)	(2) (3) (5) (6)
Infinity Sales Group	Media	12.61%	L + 10.50%; 1.00% Floor	11/23/2020	30,941	29,965	-	-	30,941	29,965	(2) (4)
Integral Ad Science, Inc.	Media	9.37%	L + 7.25% (incl. 1.25% PIK); 1.00% Floor	7/19/2024	23,564	23,539	33,576	33,541	57,140	57,080	(2) (3)
Integral Ad Science, Inc.	Media		L + 6.00%; 1.00% Floor	7/19/2023	(28)	(32)	(40)	(45)	(68)	(77)	(2) (3) (5) (6)
Internet Truckstop Group, LLC	Transportation Infrastructure	7.61%	L + 5.50%; 1.00% Floor	4/2/2025	21,746	21,708	31,703	31,647	53,449	53,355	(2) (3)
Internet Truckstop Group, LLC	Transportation Infrastructure		L + 5.50%; 1.00% Floor	4/2/2025	(41)	(45)	(60)	(65)	(101)	(110)	(2) (3) (5) (6)
Iracore International Holdings, Inc.	Energy Equipment & Services	11.13%	L + 9.00%; 1.00% Floor	4/12/2021	3,389	3,389	-	-	3,389	3,389	^ (2)
Jill Acquisition LLC	Textiles, Apparel & Luxury Goods	7.26%	L + 5.00%; 1.00% Floor	5/8/2022	6,835	6,305	-	-	6,835	6,305
Kawa Solar Holdings Limited	Construction & Engineering			5/26/2020	3,603	3,855	-	-	3,603	3,855	^ (2) (9) (10)
Kawa Solar Holdings Limited	Construction & Engineering			5/26/2020	2,683	-	-	-	2,683	-	^ (2) (9) (10)
Legacy Buyer Corp.	Health Care Providers & Services	10.11%	L + 8.00%; 1.00% Floor	10/24/2019	20,777	20,783	-	-	20,777	20,783	(2)
Legacy Buyer Corp.	Health Care Providers & Services		L + 8.00%; 1.00% Floor	10/24/2019	(1)	-	-	-	(1)	-	(2) (5) (6)
Lithium Technologies, Inc.	Internet Software & Services	10.04%	L + 8.00%; 1.00% Floor	10/3/2022	38,326	38,284	49,225	49,171	87,551	87,455	(2) (3)
Lithium Technologies, Inc.	Internet Software & Services	10.04%	L + 8.00%; 1.00% Floor	10/3/2022	496	490	638	629	1,134	1,119	(2) (3) (5)
Mailgun Technologies, Inc.	Internet Software & Services	7.61%	L + 5.50%; 1.00% Floor	3/26/2025	12,879	12,862	18,767	18,741	31,646	31,603	(2) (3) (5)
Mailgun Technologies, Inc.	Internet Software & Services		L + 5.50%; 1.00% Floor	3/26/2025	-	-	-	-	-	-	(2) (3) (5)
Mailgun Technologies, Inc.	Internet Software & Services		L + 5.50%; 1.00% Floor	3/26/2025	(28)	(31)	(41)	(45)	(69)	(76)	(2) (3) (5) (6)
Mervin Manufacturing, Inc.	Leisure Equipment & Products	9.54%	L + 7.50%; 1.00% Floor	9/30/2022	10,912	10,804	-	-	10,912	10,804	(2)
Midwest Transport, Inc.	Road & Rail	9.06%	L + 7.00%; 1.00% Floor	10/2/2023	11,964	11,944	17,051	17,023	29,015	28,967	(2) (3)
MMIT Holdings, LLC	Health Care Technology	7.60%	L + 5.50%; 1.00% Floor	11/15/2024	20,386	20,402	29,263	29,285	49,649	49,687	(2) (3)

MMIT Holdings, LLC	Health Care Technology		L + 5.50%; 1.00% Floor	11/15/2024	(55)	(56)	(78)	(79)	(133)	(135)	(2) (3) (5) (6)
Netvoyage Corporation	Software	10.30%	L + 8.25%; 1.00% Floor	3/22/2024	8,416	8,429	7,846	7,858	16,262	16,287	(2) (3)
Netvoyage Corporation	Software		L + 8.25%; 1.00% Floor	3/24/2022	(7)	(8)	(6)	(8)	(13)	(16)	(2) (3) (5) (6)
Output Services Group, Inc.	Diversified Consumer Services	6.54%	L + 4.50%; 1.00% Floor	3/27/2024	3,451	2,978	-	-	3,451	2,978
Output Services Group, Inc.	Diversified Consumer Services		L + 4.50%; 1.00% Floor	3/27/2024	-	(72)	-	-	-	(72)	(5)
Pathway Vet Alliance LLC	Health Care Providers & Services	6.55%	L + 4.50%	12/20/2024	4,740	4,735	6,910	6,904	11,650	11,639	(2) (3)
Pathway Vet Alliance LLC	Health Care Providers & Services	6.55%	L + 4.50%	12/20/2024	1,295	1,292	1,888	1,883	3,183	3,175	(2) (3) (5)
Pharmalogic Holdings Corp.	Health Care Equipment & Supplies	6.04%	L + 4.00%	6/11/2023	3,240	3,230	-	-	3,240	3,230	(2)
Pharmalogic Holdings Corp.	Health Care Equipment & Supplies	6.04%	L + 4.00%	6/11/2023	1,761	1,755	-	-	1,761	1,755	(2)
Pharmalogic Holdings Corp.	Health Care Equipment & Supplies	6.04%	L + 4.00%	6/11/2023	1,725	1,725	-	-	1,725	1,725	(2)
Pharmalogic Holdings Corp.	Health Care Equipment & Supplies	6.04%	L + 4.00%	6/11/2023	930	928	-	-	930	928	(2)
Picture Head Midco LLC	Media	8.79%	L + 6.75%; 1.00% Floor	8/31/2023	18,123	18,160	26,988	27,055	45,111	45,215	(2) (3)
Picture Head Midco LLC	Media	8.81%	L + 6.75%; 1.00% Floor	8/31/2023	1,840	1,812	2,750	2,709	4,590	4,521	(2) (3)
PlanSource Holdings, Inc.	Health Care Technology	8.81%	L + 6.25%; 1.00% Floor	4/22/2025	22,351	22,324	33,300	33,261	55,651	55,585	(2) (3)
PlanSource Holdings, Inc.	Health Care Technology		L + 6.25%; 1.00% Floor	4/22/2025	(58)	(63)	(87)	(94)	(145)	(157)	(2) (3) (5) (6)
Power Stop, LLC	Auto Components	6.85%	L + 4.75%	10/19/2025	7,526	7,468	10,794	10,710	18,320	18,178	(3)
Professional Physical Therapy	Health Care Providers & Services	8.85%	L + 6.75% (incl. 0.75% PIK); 1.00% Floor	12/16/2022	5,065	4,954	-	-	5,065	4,954	(2)
Regulatory DataCorp, Inc.	Diversified Financial Services	6.60%	L + 4.50%; 1.00% Floor	9/21/2022	2,462	2,413	-	-	2,462	2,413
Riverpoint Medical, LLC	Health Care Equipment & Supplies	7.10%	L + 5.00%; 1.00% Floor	6/21/2025	8,977	8,930	13,375	13,305	22,352	22,235	(2) (3)
Riverpoint Medical, LLC	Health Care Equipment & Supplies		L + 5.00%; 1.00% Floor	6/21/2025	(8)	(16)	(12)	(24)	(20)	(40)	(2) (3) (5) (6)
SF Home Décor, LLC	Household Products	11.86%	L + 9.75%; 1.00% Floor	7/13/2022	18,801	18,634	23,721	23,510	42,522	42,144	(2) (3)

Shopatron, LLC	Internet & Catalog Retail	11.83%	L + 9.50%; 1.00% Floor	12/18/2020	4,209	4,204	6,264	6,257	10,473	10,461	(2) (3)
SMS Systems Maintenance Services, Inc.	IT Services	7.04%	L + 5.00%; 1.00% Floor	10/30/2023	7,270	5,677	-	-	7,270	5,677
SPay, Inc.	Internet Software & Services	7.80%	L + 5.75%; 1.00% Floor	6/17/2024	10,162	9,996	14,504	14,266	24,666	24,262	(2) (3)
SPay, Inc.	Internet Software & Services	7.90%	L + 5.75%; 1.00% Floor	6/17/2024	742	723	1,060	1,034	1,802	1,757	(2) (3) (5)
SPay, Inc.	Internet Software & Services	8.06%	L + 5.75%; 1.00% Floor	6/17/2024	378	369	539	526	917	895	(2) (3)
The Center for Orthopedic and Research Excellence, Inc.	Health Care Providers & Services	7.56%	L + 5.50%; 1.00% Floor	8/15/2025	13,267	13,230	19,338	19,284	32,605	32,514	(3)
The Center for Orthopedic and Research Excellence, Inc.	Health Care Providers & Services	7.56%	L + 5.50%; 1.00% Floor	8/15/2025	251	246	366	359	617	605	(3) (5)
The Center for Orthopedic and Research Excellence, Inc.	Health Care Providers & Services		L + 5.50%; 1.00% Floor	8/15/2025	(38)	(41)	(56)	(59)	(94)	(100)	(3) (5) (6)
Tronair Parent Inc.	Air Freight & Logistics	6.93%	L + 4.75%; 1.00% Floor	9/8/2023	6,749	6,111	-	-	6,749	6,111
U.S. Acute Care Solutions, LLC	Health Care Providers & Services	8.20%	L + 6.00% (incl. 1.00% PIK); 1.00% Floor	5/17/2021	6,295	6,068	-	-	6,295	6,068	(2)
US Med Acquisition, Inc.	Health Care Equipment & Supplies	11.10%	L + 9.00%; 1.00% Floor	8/13/2021	29,494	28,830	-	-	29,494	28,830	(2)
VRC Companies, LLC	Commercial Services & Supplies	8.54%	L + 6.50%; 1.00% Floor	3/31/2023	18,527	18,597	9,946	9,951	28,473	28,548	(2)
VRC Companies, LLC	Commercial Services & Supplies	9.33%	L + 6.50%; 1.00% Floor	3/31/2022	578	581	164	164	742	745	(2) (5)
WebPT, Inc.	Health Care Technology	8.89%	L + 6.75%; 1.00% Floor	8/28/2024	9,991	9,988	14,639	14,635	24,630	24,623	(3)
WebPT, Inc.	Health Care Technology		L + 6.75%; 1.00% Floor	8/28/2024	(13)	(13)	(18)	(19)	(31)	(32)	(3) (5) (6)
WebPT, Inc.	Health Care Technology		L + 6.75%; 1.00% Floor	8/28/2024	(21)	(21)	(31)	(31)	(52)	(52)	(3) (5) (6)
Wine.com, LLC	Beverages	9.59%	L + 7.00%; 1.00% Floor	11/14/2024	6,287	6,272	8,840	8,820	15,127	15,092	(2) (3)
Wolfpack IP Co.	Real Estate Management & Development	8.56%	L + 6.50%; 1.00% Floor	6/13/2025	31,085	31,060	46,312	46,275	77,397	77,335	(2) (3) (9)
Wolfpack IP Co.	Real Estate Management & Development		L + 6.50%; 1.00% Floor	6/13/2025	(60)	(63)	(90)	(94)	(150)	(157)	(2) (3) (5) (6) (9)
WorkForce Software, LLC	Software	8.76%	L + 6.50%; 1.00% Floor	7/31/2025	8,564	8,560	12,483	12,477	21,047	21,037	(3)
WorkForce Software, LLC	Software		L + 6.50%; 1.00% Floor	7/31/2025	(15)	(15)	(22)	(22)	(37)	(37)	(3) (5) (6)

Wrike, Inc.	Professional Services	8.80%	L + 6.75%; 1.00% Floor	12/31/2024	15,930	15,899	22,628	22,583	38,558	38,482	(2) (3)
Wrike, Inc.	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	(28)	(32)	(40)	(46)	(68)	(78)	(2) (3) (5) (6)
Xactly Corporation	Internet Software & Services	9.30%	L + 7.25%; 1.00% Floor	7/29/2022	26,803	26,834	34,377	34,416	61,180	61,250	(2) (3)
Xactly Corporation	Internet Software & Services		L + 7.25%; 1.00% Floor	7/29/2022	(19)	(21)	(25)	(27)	(44)	(48)	(2) (3) (5) (6)
Yasso, Inc.	Food Products	9.79%	L + 7.75%; 1.00% Floor	3/23/2022	7,962	7,769	7,349	7,172	15,311	14,941	(2) (3)

Total 1st Lien Senior Secured Debt					1,051,036	1,036,750	1,129,825	1,124,800	2,180,861	2,161,550

1st Lien/Last-Out Unitranche (11)
Doxim, Inc.	Diversified Financial Services	8.10%	L + 6.00%; 1.00% Floor	2/28/2024	11,596	11,573	26,603	26,549	38,199	38,122	(2) (3)
Doxim, Inc.	Diversified Financial Services	8.15%	L + 6.00%; 1.00% Floor	2/28/2024	609	607	21,819	21,760	22,428	22,367	(2) (3)
RugsUSA, LLC	Household Products	8.55%	L + 6.50%; 1.00% Floor	4/30/2023	5,796	5,796	8,267	8,268	14,063	14,064	(2) (3)
Smarsh, Inc.	Software	9.93%	L + 7.88%; 1.00% Floor	3/31/2021	17,311	17,314	44,121	44,208	61,432	61,522	(2) (3)

Total 1st Lien/Last-Out Unitranche					35,312	35,290	100,810	100,785	136,122	136,075

2nd Lien Senior Secured Debt
American Dental Partners, Inc.	Health Care Providers & Services	10.60%	L + 8.50%; 1.00% Floor	9/25/2023	5,638	5,637	5,241	5,239	10,879	10,876	(2) (3)
Bolttech Mannings, Inc.	Commercial Services & Supplies	10.13%	L + 8.00% PIK	11/19/2021	22,868	22,639	-	-	22,868	22,639	^^ (2)
Chase Industries, Inc.	Building Products	10.05%	L + 8.00%; 1.00% Floor	5/11/2026	-	-	23,659	22,781	23,659	22,781	(2) (3)
Chase Industries, Inc.	Building Products		L + 8.00%; 1.00% Floor	5/11/2026	-	-	(153)	(381)	(153)	(381)	(2) (3) (4) (5)
DiscoverOrg, LLC	Software	10.60%	L + 8.50%	2/1/2027	9,858	9,917	14,392	14,478	24,250	24,395	(3)
ERC Finance, LLC	Health Care Providers & Services	10.26%	L + 8.22%; 1.00% Floor	9/22/2025	19,436	19,454	24,933	24,956	44,369	44,410	(2) (3)
Genesis Acquisition Co.	Diversified Financial Services	9.82%	L + 7.50%	7/31/2025	6,846	6,825	9,780	9,750	16,626	16,575	(2) (3)
Genesis Acquisition Co.	Diversified Financial Services		L + 7.50%	7/31/2025	(19)	(45)	(26)	(63)	(45)	(108)	(2) (3) (5) (6)
GK Holdings, Inc.	IT Services	12.35%	L + 10.25%; 1.00% Floor	1/20/2022	2,975	2,250	-	-	2,975	2,250
Hygiena Borrower LLC	Life Sciences Tools & Services	9.85%	L + 7.75%; 1.00% Floor	8/26/2023	1,830	1,827	2,608	2,604	4,438	4,431	(2)
Hygiena Borrower LLC	Life Sciences Tools & Services	10.08%	L + 7.75%; 1.00% Floor	8/26/2023	91	85	130	122	221	207	(2) (5)

ICP Industrial, Inc.	Chemicals	10.31%	L + 8.25%; 1.00% Floor	5/3/2024	20,008	19,992	28,345	28,322	48,353	48,314	(2) (3)
IHS Intermediate Inc.	Health Care Providers & Services	10.53%	L + 8.25%; 1.00% Floor	7/20/2022	9,902	7,675	-	-	9,902	7,675	(2)
Intelligent Medical Objects, Inc.	Health Care Technology	10.81%	L + 8.50%; 1.00% Floor	12/22/2024	-	-	21,444	21,626	21,444	21,626	(2) (3)
Market Track, LLC	Internet & Catalog Retail	9.79%	L + 7.75%; 1.00% Floor	6/5/2025	21,677	21,312	19,529	19,200	41,206	40,512	(2) (3)
MPI Products LLC	Auto Components		L + 9.00%; 1.00% Floor	1/30/2020	19,653	14,100	-	-	19,653	14,100	(2) (4) (12)
National Spine and Pain Centers, LLC	Health Care Providers & Services	10.29%	L + 8.25%; 1.00% Floor	12/2/2024	18,661	18,527	17,000	16,878	35,661	35,405	(2) (3)
Odyssey Logistics & Technology Corporation	Road & Rail	10.04%	L + 8.00%; 1.00% Floor	10/12/2025	18,370	18,348	26,126	26,093	44,496	44,441	(3)
RSC Acquisition, Inc.	Insurance	10.26%	L + 8.00%; 1.00% Floor	11/30/2023	-	-	12,006	11,979	12,006	11,979	(2) (3)
RSC Acquisition, Inc.	Insurance	10.26%	L + 8.00%; 1.00% Floor	11/30/2023	-	-	7,776	7,762	7,776	7,762	(2) (3)
RSC Acquisition, Inc.	Insurance	10.18%	L + 8.00%; 1.00% Floor	11/30/2023	-	-	6,639	6,692	6,639	6,692	(2) (3)
RSC Acquisition, Inc.	Insurance	10.18%	L + 8.00%; 1.00% Floor	11/30/2023	-	-	6,055	6,039	6,055	6,039	(2) (3)
SMB Shipping Logistics, LLC	Air Freight & Logistics	10.17%	L + 8.00%; 1.00% Floor	2/3/2025	41,086	40,937	24,651	24,563	65,737	65,500	(2) (3)
Spectrum Plastics Group, Inc.	Containers & Packaging	9.04%	L + 7.00%; 1.00% Floor	1/31/2026	6,221	5,623	6,251	5,650	12,472	11,273	(3)
USRP Holdings, Inc.	Insurance	10.79%	L + 8.75%; 1.00% Floor	9/29/2025	-	-	9,596	9,603	9,596	9,603	(2) (3)
USRP Holdings, Inc.	Insurance	10.79%	L + 8.75%; 1.00% Floor	9/29/2025	-	-	1,560	1,560	1,560	1,560	(2) (3) (4)
Viant Medical Holdings, Inc.	Health Care Equipment & Supplies	9.85%	L + 7.75%	7/2/2026	8,186	7,641	11,665	10,887	19,851	18,528	(3)
Xcellence, Inc.	IT Services	10.86%	L + 8.75%; 1.00% Floor	6/22/2024	-	-	25,544	25,708	25,544	25,708	(2) (3)
YI, LLC	Health Care Equipment & Supplies	9.85%	L + 7.75%; 1.00% Floor	11/7/2025	14,857	14,816	21,071	21,014	35,928	35,830	(2) (3)
Zep Inc.	Chemicals	10.35%	L + 8.25%; 1.00% Floor	8/11/2025	23,317	13,685	29,881	17,538	53,198	31,223	(3)

Total 2nd Lien Senior Secured Debt					271,461	251,245	355,703	340,600	627,164	591,845

Unsecured Debt
CB-HDT Holdings, Inc.	Aerospace & Defense	12.00% PIK		3/6/2021	4,165	4,165	-	-	4,165	4,165	^ (2)
CB-HDT Holdings, Inc.	Aerospace & Defense	12.00% PIK		3/6/2021	1,818	1,818	-	-	1,818	1,818	^ (2)
Conergy Asia Holdings, Ltd.	Construction & Engineering			5/26/2020	1,064	1,064	-	-	1,064	1,064	^ (2) (9)

Total Unsecured Debt			7,047	7,047	-	-	7,047	7,047

Total Corporate Debt			1,364,856	1,330,332	1,586,338	1,566,185	2,951,194	2,896,517

Preferred Stock
Accuity Delivery Systems, LLC	Health Care Providers & Services		3,200	4,800	4,500	6,750	7,700	11,550	^ (2) (3) (7) (10)
Animal Supply Holdings, LLC	Distributors		25,000	26,598	-	-	25,000	26,598	^^ (2) (7) (10)
CB-HDT Holdings, Inc.	Aerospace & Defense		10,186	16,381	-	-	10,186	16,381	^ (2) (7) (10)
Conergy Asia Holdings, Ltd.	Construction & Engineering		600	-	-	-	600	-	^ (2) (7) (9) (10)
Kawa Solar Holdings Limited	Construction & Engineering	8.00% PIK	778	-	-	-	778	-	^ (2) (7) (9) (12)
Wine.com, LLC	Beverages		1,900	1,930	2,700	2,743	4,600	4,673	(2) (3) (7) (10)

Total Preferred Stock			41,664	49,709	7,200	9,493	48,864	59,202

Common Stock
Animal Supply Holdings, LLC	Distributors		29,230	24,942	-	-	29,230	24,942	^^ (2) (7) (10)
Bolttech Mannings, Inc.	Commercial Services & Supplies		6,591	1,388	-	-	6,591	1,388	^^ (2) (7) (10)
CB-HDT Holdings, Inc.	Aerospace & Defense		2,393	6,474	-	-	2,393	6,474	^ (2) (7) (10)
Collaborative Imaging, LLC	Health Care Providers & Services		1,141	1,574	1,580	2,179	2,721	3,753	^^^ (2) (3) (7)
Collaborative Imaging, LLC	Health Care Providers & Services		159	405	220	561	379	966	^^^ (2) (3) (7) (9) (10)
Conergy Asia Holdings, Ltd.	Construction & Engineering		4,700	-	-	-	4,700	-	^ (2) (7) (9) (10)
Continuum Managed Services LLC	IT Services		733	900	663	815	1,396	1,715	(2) (3) (7) (10)
Continuum Managed Services LLC	IT Services		7	1,480	7	1,340	14	2,820	(2) (3) (7) (10)
Country Fresh Holding Company Inc.	Food Products		839	780	1,053	979	1,892	1,759	(2) (3) (7) (10)
Elah Holdings, Inc.	Capital Markets		2,234	2,234	3,163	3,163	5,397	5,397	^ (2) (3) (7) (10)
Iracore International Holdings, Inc.	Energy Equipment & Services		7,003	6,357	-	-	7,003	6,357	^ (2) (7) (10)
Kawa Solar Holdings Limited	Construction & Engineering		-	-	-	-	-	-	^ (2) (7) (9) (10)
National Spine and Pain Centers, LLC	Health Care Providers & Services		600	173	500	144	1,100	317	(2) (3) (7) (10)
Prairie Provident Resources, Inc.	Oil, Gas & Consumable Fuels		9,237	149	-	-	9,237	149	^^^ (9) (10)
Wrike, Inc.	Professional Services		2,165	2,903	3,075	4,123	5,240	7,026	(2) (3) (7) (10)

Yasso, Inc.	Food Products	850	355	790	330	1,640	685	(2) (3) (7) (10)

Total Common Stock		67,882	50,114	11,051	13,634	78,933	63,748

Total investment before Pro Forma Adjustments		1,474,402	1,430,155	1,604,589	1,589,312	3,078,991	3,019,467

Pro Forma Adjustments
Estimated Purchase Price Allocation Adjustment Before Purchase Premium						(15,277)

Estimated Purchase Premium Adjustment						159,869

TOTAL INVESTMENTS		1,474,402	1,430,155	1,604,589	1,589,312	3,223,583	3,019,467

(+)	The Pro Forma Condensed Schedule of Investments discloses the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of September 30, 2019, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 2.03%, 2.06%, 2.09%, 2.07%, 2.02% and 1.91%, respectively. As of September 30, 2019, P was 5.00%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at September 30, 2019.

^	As defined in the 1940 Act, the investment is deemed to be an “affiliated person” of the combined company because the combined company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities.

^^	As defined in the 1940 Act, the investment is deemed to be a “controlled affiliated person” of the combined company because the combined company owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of the combined company under the 1940 Act.

(1)	Assets are pledged as collateral for the Existing GSBD Credit Facility.

(2)	The fair value of the investment was determined using significant unobservable inputs.

(3)	Represent co-investments made with the combined company’s affiliates in accordance with the terms of the exemptive relief that GSBD received from the SEC.

(4)	The investment includes an exit fee that is receivable upon repayment of the loan.

(5)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated.

(6)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(7)	Securities exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	06/13/2018
Animal Supply Holdings, LLC – Common Stock	02/22/2019
Animal Supply Holdings, LLC – Preferred Stock	02/22/2019
Artesyn Embedded Technologies, Inc. – 1st Lien/Senior Secured Debt	09/26/2013
Bolttech Mannings, Inc. – Common Stock	12/22/2017
CB-HDT Holdings, Inc. – Preferred Stock	07/01/2016
CB-HDT Holdings, Inc. – Common Stock	07/01/2016
Collaborative Imaging Holdco, LLC – Class B – Common Stock	03/30/2018
Collaborative Imaging Holdco, LLC – Performance Units – Common Stock	03/30/2018
Conergy Asia Holdings, Ltd. – Common Stock	07/31/2017
Conergy Asia Holdings, Ltd. – Preferred Stock	08/23/2017
Continuum Managed Services LLC – Class A – Common Stock	06/08/2017
Continuum Managed Services LLC – Class B – Common Stock	06/08/2017
Country Fresh Holding Company Inc. – Common Stock	04/29/2019
Elah Holdings, Inc. – Common Stock	05/09/2018
Iracore International Holdings, Inc. – Common Stock	04/13/2017
Kawa Solar Holdings Limited – Common Stock	08/17/2016
Kawa Solar Holdings Limited – Preferred Stock	10/25/2016
National Spine and Pain Centers, LLC – Common Stock	06/02/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	03/23/2017

(8)	Position or portion thereof unsettled as of September 30, 2019.

(9)	The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The combined company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the combined company’s total assets.

(10)	Non-income producing security.

(11)	In exchange for the greater risk of loss, the “last-out” portion of the combined company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that GSBD would continue to hold.

(12)	The investment is on non-accrual status as of September 30, 2019.

PIK – Payment-In-Kind

FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue” or “believe” or the negatives of, or other variations on, these terms or comparable terminology. You should read statements that contain these words carefully because they discuss GSBD’s plans, strategies, prospects and expectations concerning GSBD’s business, operating results, financial condition and other similar matters. GSBD believes that it is important to communicate its future expectations to its investors. GSBD’s forward-looking statements include information in this prospectus regarding general domestic and global economic conditions, its future financing plans, its ability to operate as a BDC and the expected performance of, and the yield on, its portfolio companies. In particular, there are forward-looking statements under “Prospectus Summary—Goldman Sachs BDC, Inc.,” “Business of Goldman Sachs BDC, Inc.” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Goldman Sachs BDC, Inc.” There may be events in the future, however, that GSBD is not able to predict accurately or control. The factors listed under “Risk Factors,” as well as any cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause GSBD’s actual results to differ materially from the expectations described in GSBD’s forward-looking statements. The occurrence of the events described in these risk factors and elsewhere in this prospectus could have a material adverse effect on GSBD’s business, results of operations and financial position. Any forward-looking statement made by GSBD in this prospectus speaks only as of the date of this prospectus. Factors or events that could cause GSBD’s actual results to differ from its forward-looking statements may emerge from time to time, and it is not possible for GSBD to predict all of them. GSBD undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are advised to consult any additional disclosures that GSBD may make directly to you or through reports that GSBD has filed or in the future may file with the SEC, including annual reports on Form 10-K, registration statements on Form N-2, quarterly reports on Form 10-Q and current reports on Form 8-K. Under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in the periodic reports GSBD files under the Exchange Act.

The following factors are among those that may cause actual results to differ materially from GSBD’s forward-looking statements:

•	GSBD’s future operating results;
•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets;
•	uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China;
•	GSBD’s business prospects and the prospects of its portfolio companies;
•	the impact of investments that GSBD expects to make;
•	the impact of increased competition;
•	GSBD’s contractual arrangements and relationships with third parties;
•	the dependence of GSBD’s future success on the general economy and its impact on the industries in which GSBD invests;
•	the ability of GSBD’s current and prospective portfolio companies to achieve their objectives;
•	the relative and absolute performance of GSAM;
•	the use of borrowed money to finance a portion of GSBD’s investments;
•	GSBD’s ability to make distributions;
•	the adequacy of GSBD’s cash resources and working capital;
•	the timing of cash flows, if any, from the operations of GSBD’s portfolio companies;
•	changes in interest rates, including the decommissioning of LIBOR;
•	the impact of future acquisitions and divestitures;
•	the effect of changes in tax laws and regulations and interpretations thereof;
•	GSBD’s ability to maintain its status as a BDC and a regulated investment company under Subchapter M of the Code;
•	actual and potential conflicts of interest with GSAM and its affiliates;
•	general price and volume fluctuations in the stock market;
•	the ability of GSAM to attract and retain highly talented professionals;
•	the impact on GSBD’s business from new or amended legislation or regulations;
•	the availability of credit and/or GSBD’s ability to access the equity and capital markets;
•	currency fluctuations, particularly to the extent that GSBD receives payments denominated in foreign currency rather than U.S. dollars;
•	the ability of the parties to consummate the Merger on the expected timeline, or at all;
•	the ability to realize the anticipated benefits of the proposed Merger;
•	the effects of disruption on the business of GSBD and MMLC from the proposed Merger;
•	the combined company’s plans, expectations, objectives and intentions, as a result of the Merger; and

•	any potential termination of the Merger Agreement or action of GSBD or MMLC stockholders with respect to any proposed transaction.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF GOLDMAN SACHS BDC, INC.

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the audited consolidated financial statements and related notes thereto and other financial information appearing elsewhere in this prospectus. Many of the amounts and percentages presented in this section have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

GSBD cannot assure you that the Merger will be consummated as scheduled, or at all. See “Risk Factors—Risks Related to the Merger” for a description of the risks associated with a failure to consummate the Merger and a description of the risks that the combined company may face if the Merger is consummated.

Overview

GSBD is a specialty finance company focused on lending to middle-market companies. GSBD is a closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, GSBD has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with GSBD’s taxable year ended December 31, 2013. From GSBD’s formation in 2012 through September 30, 2019, GSBD originated more than $3.53 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits and repayments. GSBD seeks to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche, including last-out portions of such loans, second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

“Unitranche” loans are first lien loans that may extend deeper in a company’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority between different lenders in the unitranche loan. In a number of instances, GSBD may find another lender to provide the “first-out” portion of such loan and retain the “last-out” portion of such loan, in which case, the “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that GSBD would continue to hold. In exchange for the greater risk of loss, the “last-out” portion generally earns a higher interest rate than the “first-out” portion. GSBD uses the term “mezzanine” to refer to debt that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. GSBD may make multiple investments in the same portfolio company.

GSBD invests primarily in U.S. middle-market companies, which GSBD believes are underserved by traditional providers of capital such as banks and the public debt markets. In this discussion and analysis, GSBD generally uses the term “middle market companies” to refer to companies with between $5 million and $200 million of annual EBITDA excluding certain one-time, and non-recurring items that are outside the operations of these companies. However, GSBD may from time to time invest in larger or smaller companies. GSBD generates revenues primarily through receipt of interest income from the investments GSBD holds. In addition, GSBD may generate income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to GSBD, unless, to the extent required by applicable law or exemptive relief therefrom, GSBD only receives its allocable portion of such fees when invested in the same portfolio company as another Account. The companies in which GSBD invests use its capital for a variety of purposes, including to support organic growth, fund acquisitions, make capital investments or refinance indebtedness.

GSBD’s origination strategy focuses on leading the negotiation and structuring of the loans or securities in which GSBD invests and holding the investments in its portfolio to maturity. GSBD generally seeks to control or obtain significant influence over the rights of investors in the loan or security, including in cases where there are multiple investors. GSBD generally seeks to make investments that have maturities between three and ten years and range in size between $10 million and $75 million, although GSBD may make larger or smaller investments on occasion.

Key Components of Operations

Investments

GSBD’s level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment, the amount of capital GSBD has available to GSBD and the competitive environment for the type of investments GSBD makes.

As a BDC, GSBD may not acquire any assets other than “qualifying assets” specified in the 1940 Act, unless, at the time the acquisition is made, at least 70% of GSBD’s total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Pursuant to rules adopted by the SEC, “eligible portfolio companies” include certain companies that do not have any securities listed on a national securities exchange and public companies whose securities are listed on a national securities exchange but whose market capitalization is less than $250 million.

Revenues

GSBD generates revenues in the form of interest income on debt investments and, to a lesser extent, capital gains and distributions, if any, on equity securities that GSBD may acquire in portfolio companies. Some of GSBD’s investments may provide for deferred interest payments or PIK income. The principal amount of the debt investments and any accrued but unpaid interest generally becomes due at the maturity date.

GSBD generates revenues primarily through receipt of interest income from the investments GSBD holds. In addition, GSBD may generate revenue in the form of commitment, origination, structuring, syndication, exit or diligence fees, fees for providing managerial assistance and consulting fees. Portfolio company fees (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) will be paid to GSBD, unless, to the extent required by applicable law or exemptive relief, if any, therefrom, GSBD receives its allocable portion of such fees when invested in the same portfolio company as other Accounts, which other Accounts could receive their allocable portion of such fee. GSBD does not expect to receive material fee income as that is not its principal investment strategy. GSBD records contractual prepayment premiums on loans and debt securities as interest income.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Interest and dividend income are presented net of withholding tax, if any.

Expenses

GSBD’s primary operating expenses include the payment of the management fee and the incentive fee to GSAM, legal and professional fees, interest and other debt expenses and other operating and overhead related expenses. The management fee and incentive fee compensate GSAM for its work in identifying, evaluating, negotiating, closing and monitoring GSBD’s investments. GSBD bears all other expenses of its operations and transactions in accordance with the Current GSBD Investment Management Agreement and the administration agreement by and between GSBD and the Administrator (the “GSBD Administration Agreement”), including those relating to:

•	GSBD’s operational and organizational expenses;
•

fees and expenses, including travel expenses, incurred by GSAM or payable to third parties related to GSBD’s investments, including, among others, professional fees (including the fees and expenses of consultants and experts) and fees and expenses from evaluating, monitoring, researching and performing due diligence on investments and prospective investments;

•	interest payable on debt, if any, incurred to finance GSBD’s investments;
•	fees and expenses incurred by GSBD in connection with membership in investment company organizations;
•	brokers’ commissions;
•	the expenses of and fees for registering or qualifying GSBD’s shares for sale and of maintaining GSBD’s registration and registering GSBD as a broker or a dealer;
•	fees and expenses associated with calculating GSBD’s NAV (including the costs and expenses of any Independent Valuation Advisor);
•	legal, auditing or accounting expenses;
•	taxes or governmental fees;
•	the fees and expenses of the Administrator, transfer agent or sub-transfer agent;
•	the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of GSBD’s shares;

•	the fees and expenses of GSBD’s directors who are not affiliated with GSAM;
•	the cost of preparing and distributing reports, proxy statements and notices to GSBD stockholders, the SEC and other regulatory authorities;
•	costs of holding stockholder meetings;
•	listing fees;
•

the fees or disbursements of custodians of GSBD’s assets, including expenses incurred in the performance of any obligations enumerated by GSBD’s certificate of incorporation or bylaws insofar as they govern agreements with any such custodian;

•	insurance premiums; and
•

costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with GSBD’s business and the amount of any judgment or settlement paid in connection therewith, or the enforcement of GSBD’s rights against any person and indemnification or contribution expenses payable by GSBD to any person and other extraordinary expenses not incurred in the ordinary course of GSBD’s business.

GSBD expects its general and administrative expenses to be relatively stable or decline as a percentage of total assets during periods of asset growth and to increase during periods of asset decline. Costs relating to future offerings of securities would be incremental.

Leverage

The Existing GSBD Credit Facility and Convertible Notes allow GSBD to borrow money and lever its investment portfolio, subject to the limitations of the 1940 Act, with the objective of increasing its yield. This is known as “leverage” and could increase or decrease returns to GSBD stockholders. The use of leverage involves significant risks. On June 15, 2018, GSBD stockholders approved the application of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act to GSBD. As a result of this approval, GSBD is now permitted to borrow amounts such that GSBD’s asset coverage ratio, as defined in the 1940 Act, is at least 150% after such borrowing (if certain requirements are met), rather than 200%, as previously required. As of September 30, 2019 and December 31, 2018, GSBD’s asset coverage ratio based on the aggregate amount outstanding of senior securities was 193% and 206%, respectively.

Certain trading practices and investments, such as reverse repurchase agreements, may be considered borrowings or involve leverage and thus may be subject to 1940 Act restrictions. In accordance with applicable SEC staff guidance and interpretations, when GSBD engages in such transactions, instead of maintaining an asset coverage ratio of at least 150% (if certain requirements are met), GSBD may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to GSBD’s exposure, on a mark-to-market basis, to such transactions (as calculated pursuant to requirements of the SEC). Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered borrowings for these purposes. Practices and investments that may involve leverage but are not considered borrowings are not subject to the 1940 Act’s asset coverage requirement, and GSBD will not otherwise segregate or earmark liquid assets or enter into offsetting positions for such transactions. The amount of leverage that GSBD employs will depend on GSAM’s and the GSBD Board’s assessment of market conditions and other factors at the time of any proposed borrowing.

Portfolio and Investment Activity

As of September 30, 2019 and December 31, 2018, GSBD’s portfolio (excluding its investment in a money market fund, if any, managed by an affiliate of Group Inc.) consisted of the following:

	As of
	September 30, 2019			December 31, 2018
	Amortized Cost	Fair Value	Percentage of Total Portfolio at Fair Value	Amortized Cost	Fair Value	Percentage of Total Portfolio at Fair Value
	(in millions)			(in millions)
First Lien/Senior Secured Debt	$1,051.04	$1,036.75	72.4%	$738.63	$729.60	53.0%
First Lien/Last-Out Unitranche	35.31	35.29	2.5	114.00	106.88	7.8
Second Lien/Senior Secured Debt	271.46	251.25	17.6	411.55	391.93	28.5
Unsecured Debt	7.05	7.05	0.5	6.71	6.70	0.5
Preferred Stock	41.66	49.71	3.5	16.85	21.53	1.6
Common Stock	67.88	50.11	3.5	37.82	22.34	1.6
Investment Funds & Vehicles	–	–	–	100.00	96.46	7.0

Total Investments	$1,474.40	$1,430.16	100.0%	$1,425.56	$1,375.44	100.0%

As of September 30, 2019 and December 31, 2018, the weighted average yield by asset type of GSBD’s total portfolio at amortized cost and fair value, was as follows:

	As of
	September 30, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Weighted Average Yield(1)
First Lien/Senior Secured Debt(2)	8.7%	9.1%	10.4%	11.0%
First Lien/Last-Out Unitranche(2) (3)	10.2	10.2	6.0	6.5
Second Lien/Senior Secured Debt(2)	9.8	11.3	9.7	10.4
Unsecured Debt(2)	11.7	11.7	11.7	11.9
Preferred Stock(4)	–	–	–	–
Common Stock(4)	–	–	–	–
Investment Funds & Vehicles(5)	–	–	11.2 (5)	11.4 (5)
Total Portfolio	8.3%	8.9%	9.5%	10.1%
(1)	The weighted average yield of GSBD’s portfolio does not represent the total return to GSBD stockholders.
(2)

Computed based on (a) the annual actual interest rate or yield earned plus amortization of fees and discounts on the performing debt and other income producing investments as of the reporting date, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively. This calculation excludes exit fees that are receivable upon repayment of certain loan investments.

(3)	The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments.
(4)

Computed based on (a) the stated coupon rate, if any, for each income-producing investment, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively.

(5)

Computed based on (a) the net investment income earned from the Senior Credit Fund, LLC for the respective trailing twelve months ended on the measurement date, which may include dividend income and loan origination and structuring fees, divided by (b) GSBD’s average member’s equity at cost and fair value, adjusted for equity contributions.

As of September 30, 2019, the total portfolio weighted average yield measured at amortized cost and fair value was 8.3% and 8.9%, respectively, which decreased from 9.5% and 10.1%, respectively, at December 31, 2018. The decrease in weighted average yield at amortized cost and fair value was primarily driven by the decrease in LIBOR on GSBD’s variable rate secured debt investments and receipt of GSBD’s pro rata portion of senior secured loans from the liquidation and dissolution of the Senior Credit Fund. As of September 30, 2019, the senior secured loans received had a weighted average yield at amortized cost and fair value of 7.9% and 9.8%, respectively. In addition, the increase in the first lien/last-out unitranche weighted average yield at amortized cost and fair value was primarily driven by the exit from GSBD’s investments in NTS Communications, Inc.

The following table presents certain selected information regarding GSBD’s investment portfolio (excluding its investment in a money market fund, if any, managed as of September 30, 2019 and December 31, 2018:

	As of
	September 30, 2019	December 31, 2018
Number of portfolio companies(1)	102	72
Percentage of performing debt bearing a floating rate(2)	97.9%	96.6%
Percentage of performing debt bearing a fixed rate(2)(3)	2.1%	3.4%
Weighted average yield on debt and income producing investments, at amortized cost(4)	9.1%	10.9%
Weighted average yield on debt and income producing investments, at fair value(4)	9.7%	11.3%
Weighted average leverage (net debt/EBITDA)(5)	5.4x	5.6x
Weighted average interest coverage(5)	2.4x	2.2x
Median EBITDA(5)	$37.74 million	$26.87 million

(1)	As of December 31, 2018, includes the Senior Credit Fund as a single portfolio company.
(2)	Measured on a fair value basis. Excludes investments, if any, placed on non-accrual.
(3)	Includes income producing preferred stock investments.
(4)

Computed based on (a) the annual actual interest rate or yield earned plus amortization of fees and discounts on the performing debt and other income producing investments as of the reporting date, divided by (b) the total performing debt and other income producing investments (excluding investments on non-accrual).

(5)

For a particular portfolio company, GSBD calculates the level of contractual indebtedness net of cash (“net debt”) owed by the portfolio company and compares that amount to measures of cash flow available to service the net debt. To calculate net debt, GSBD includes debt that is both senior and pari passu to the tranche of debt owned by GSBD but excludes debt that is legally and contractually subordinated in ranking to the debt owned by GSBD. GSBD believes this calculation method assists in describing the risk of GSBD’s portfolio investments, as it takes into consideration contractual rights of repayment of the tranche of debt owned by GSBD relative to other senior and junior creditors of a portfolio company. GSBD typically calculates cash flow available for debt service at a portfolio company by taking EBITDA for the trailing twelve month period. Weighted average net debt to EBITDA is weighted based on the fair value of GSBD’s debt investments and excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue. The weighted average net debt to EBITDA calculation for GSBD as of December 31, 2018 includes its exposure to underlying debt investments in the Senior Credit Fund.

For a particular portfolio company, GSBD also calculates the level of contractual interest expense owed by the portfolio company, and compares that amount to EBITDA (“interest coverage ratio”). GSBD believes this calculation method assists in describing the risk of GSBD’s portfolio investments, as it takes into consideration contractual interest obligations of the portfolio company. Weighted average interest coverage is weighted based on the fair value of GSBD’s performing debt investments, including its exposure to underlying debt investments in the Senior Credit Fund and excluding investments where interest coverage may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Median EBITDA is based on GSBD’s debt investments, including its exposure to underlying debt investments in the Senior Credit Fund (as of December 31, 2018) and excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the reported end date. Statistics of the portfolio companies have not been independently verified by GSBD and may reflect a normalized or adjusted amount. As of September 30, 2019 and December 31, 2018, investments where net debt to EBITDA may not be the appropriate measure of credit risk represented 23.0% and 18.3%, respectively, of total debt investments, including, as of December 31, 2018, GSBD’s investment in the Senior Credit Fund, at fair value. Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the respective reported end date. Portfolio company statistics have not been independently verified by GSBD and may reflect a normalized or adjusted amount.

Floating rates are primarily LIBOR plus a spread.

GSAM monitors GSBD’s portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if it is meeting its respective business plan and to assess the appropriate course of action for each company. GSAM has several methods of evaluating and monitoring the performance and fair value of GSBD’s investments, which may include the following:

•	assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;
•	periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor to discuss financial position, requirements and accomplishments;
•	comparisons to GSBD’s other portfolio companies in the industry, if any;
•	attendance at and participation in board meetings or presentations by portfolio companies; and
•	review of monthly and quarterly financial statements and financial projections of portfolio companies.

As part of the monitoring process, GSAM also employs an investment rating system to categorize GSBD’s investments. In addition to various risk management and monitoring tools, GSAM grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to GSBD’s initial cost basis in respect of such portfolio investment (e.g., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors. The grading system is as follows:

•

investments with a grade of 1 involve the least amount of risk to GSBD’s initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit;

•

investments with a grade of 2 involve a level of risk to GSBD’s initial cost basis that is similar to the risk to its initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to GSBD’s ability to ultimately recoup the cost of its investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 2;

•

investments with a grade of 3 indicate that the risk to GSBD’s ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due; and

•

investments with a grade of 4 indicate that the risk to GSBD’s ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 4, in most cases, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 4, it is anticipated that GSBD will not recoup its initial cost basis and may realize a substantial loss of its initial cost basis upon exit.

GSAM grades the investments in GSBD’s portfolio at least quarterly and it is possible that the grade of a portfolio investment may be reduced or increased over time. For investments graded 3 or 4, GSAM enhances its level of scrutiny over the monitoring of such portfolio company. The following table shows the composition of GSBD’s portfolio on the 1 to 4 grading scale as of September 30, 2019 and December 31, 2018:

	As of
	September 30, 2019		December 31, 2018
Investment Performance Rating	Fair Value	Percentage of Total Portfolio at Fair Value	Fair Value	Percentage of Total Portfolio at Fair Value
	(in millions)		(in millions)
Grade 1	$81.35	5.7%	$87.76	6.4%
Grade 2	1,272.39	88.9	1,138.12	82.8
Grade 3	62.32	4.4	60.93	4.4
Grade 4	14.10	1.0	88.63	6.4

Total Investments	$1,430.16	100.0%	$1,375.44	100.0%

The decrease in investments with a grade 4 investment performance rating as of September 30, 2019 compared to December 31, 2018 was primarily due to investments with an aggregate fair value of $39.58 million as of December 31, 2018 being exchanged for common and preferred equity as well as the exit of a portfolio company with a fair value of $49.05 million. The decrease was partially offset by one investment with an aggregate fair value of $14.1 million being downgraded from grade 3 investment performance rating as a result of being placed on non-accrual status.

The following table shows the amortized cost of GSBD’s performing and non-accrual investments as of September 30, 2019 and December 31, 2018:

	As of
	September 30, 2019		December 31, 2018
	Amortized Cost	Percentage of Total Portfolio at Amortized Cost	Amortized Cost	Percentage of Total Portfolio at Amortized Cost
	(in millions)		(in millions)
Performing	$1,453.97	98.6%	$1,306.55	91.7%
Non-accrual	20.43	1.4	119.01	8.3

Total Investments	$1,474.40	100.0%	$1,425.56	100.0%

Investments are placed on non-accrual status when it is probable that principal, interest or dividends will not be collected according to the contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. GSBD may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

The following table shows GSBD’s investment activity for the three months ended September 30, 2019 and 2018 by investment type:

	For the Three Months Ended
	September 30, 2019	September 30, 2018
	($ in millions)
New investments committed at cost:
Gross originations	$172.51	$205.61
Less: Syndications(1)	–	–

Net amount of new investments committed at cost:	$172.51	$205.61
Amount of investments committed at cost(2)(12):
First Lien/Senior Secured Debt	$170.30	$182.30
First Lien/Last-Out Unitranche	0.61	–
Second Lien/Senior Secured Debt	1.60	22.75
Unsecured Debt	–	0.56
Preferred Stock	–	–
Common Stock	–	–
Investment Funds & Vehicles	–	–

Total	$172.51	$205.61

Proceeds from investments sold or repaid(10)(12):
First Lien/Senior Secured Debt	$158.37	$7.88
First Lien/Last-Out Unitranche	56.12	57.30
Second Lien/Senior Secured Debt	26.22	46.50
Unsecured Debt	–	–
Preferred Stock	–	–
Common Stock	–	–
Investment Funds & Vehicles	–	–

Total	$240.71	$111.68

Net increase (decrease) in portfolio	$(68.20)	$93.93

Number of new portfolio companies with new investment commitments(3)	10	7
Total new investment commitment amount in new portfolio companies(3)	$145.71	$152.56
Average new investment commitment amount in new portfolio companies(3)	$14.57	$21.79
Number of existing portfolio companies with new investment commitments(3)	7	8
Total new investment commitment amount in existing portfolio companies(3)	$26.80	$53.06
Weighted average remaining term for new investment commitments (in years)(3)(4)	5.1	5.5
Percentage of new debt investment commitments at floating interest rates(3)(11)	100.0%	99.7%
Percentage of new debt investment commitments at fixed interest rates(3)(5)(11)	–%	0.3%
Weighted average yield on new debt and income producing investment commitments(2)(3)(6)	8.9%	9.6%
Weighted average yield on new investment commitments(2)(3)(7)	8.9%	9.6%
Weighted average yield on debt and income producing investments sold or paid down(8)(10)	10.3%	11.3%
Weighted average yield on investments sold or paid down(9)(10)	8.2%	11.2%

(1)	Only includes syndications that occurred at the initial close of the investment.
(2)	Net of capitalized fees, expenses and OID that occurred at the initial close of the investment.
(3)	May include positions originated during the period but not held at the reporting date.
(4)	Calculated as of the end of the relevant period and the maturity date of the individual investments.
(5)	May include preferred stock investments.
(6)

Computed based on (a) the annual actual interest rate on new debt and income producing investment commitments divided by (b) the total new debt and income producing investment commitments. The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes investments that are non-accrual. The annual actual interest rate used is as of the respective quarter end date when the investment activity occurred.

(7)

Computed based on (a) the annual actual interest rate on new investment commitments divided by (b) the total new investment commitments (including investments on non-accrual and non-income producing investments). The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments. The annual actual interest rate used is as of the respective quarter end date when the investment activity occurred.

(8)

Computed based on (a) the annual actual interest rate on debt and income producing investments sold or paid down, divided by (b) the total debt and income producing investments sold or paid down. The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes prepayment premiums earned on exited investments and investments that are on non-accrual.

(9)

Computed based on (a) the annual actual interest rate on investments sold or paid down, divided by (b) the total investments sold or paid down (including investments on non-accrual and non-income producing investments). The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes prepayment premiums earned on exited investments.

(10)	Excludes unfunded commitments that may have expired or otherwise been terminated without receipt of cash proceeds or other consideration.
(11)	Computed based on amount of investments committed at cost.
(12)

In May 2019, in connection with the effective liquidation and dissolution of the Senior Credit Fund, GSBD received its pro rata portion of senior secured loans of $215.10 million and $210.09 million at amortized cost and at fair value, respectively and assumed GSBD’s pro rata portion of unfunded loan commitments totaling $5.66 million. The senior secured loans received consisted of 48 investments in 30 portfolio companies. As of September 30, 2019 the senior secured loans received had a weighted average yield at amortized cost and fair value of 7.9% and 9.8%, respectively. The impact of this transaction is excluded from the information presented in the table. For additional information see Note 4 “Investments” in GSBD’s consolidated financial statements included in this prospectus.

The following table shows GSBD’s investment activity for the years ended December 31, 2018, 2017 and 2016 by investment type:

	For the Years Ended December 31,
	2018	2017	2016
New investments committed at cost:
Gross originations	$519.71	$632.52	$337.05
Less: Syndications (1)	—	—	20.00
Net amount of new investments committed at cost:	$519.71	$632.52	$317.05
Amount of investments committed at cost (2):
First Lien/Senior Secured Debt	$392.87	$177.96	$107.25
First Lien/Last-Out Unitranche	25.67	47.44	8.65
Second Lien/Senior Secured Debt	82.49	386.58	157.83
Unsecured Debt	2.22	0.40	3.10
Preferred Stock	5.10	0.60	8.79
Common Stock	5.70	2.79	—
Investment Funds & Vehicles	5.66	16.75	31.43

Total	$519.71	$632.52	$317.05

Proceeds from investments sold or repaid(14):
First Lien/Senior Secured Debt	$24.66	$166.09	$49.76
First Lien/Last-Out Unitranche	152.72	73.25	35.12
Second Lien/Senior Secured Debt	143.41	264.67	92.79
Unsecured Debt	—	—	—
Preferred Stock	—	—	21.25
Common Stock	2.15	—	—
Investment Funds & Vehicles	—	—	—

Total	$322.94		$504.01		$198.92

Net increase (decrease) in portfolio	$196.77		$128.51		$118.13

Number of new portfolio companies with new investment commitments (3)	24		28		5
Total new investment commitment amount in new portfolio companies (3)	366.63		459.54		223.89
Average new investment commitment amount in new portfolio companies (3)	15.28		16.41		44.78
Number of existing portfolio companies with new investment commitments (3)	21		6		7
Total new investment commitment amount in existing portfolio companies (3)	153.08		172.98		93.16
Weighted average remaining term for new investment commitments (in years) (3)(4)	5.1		6.0		5.2
Percentage of new debt investment commitments at floating interest rates (3)(15)	99.7%		99.9%		98.9%
Percentage of new debt investment commitments at fixed interest rates (3)(5)(15)	0.3%		0.1%		1.1%
Weighted average yield on new debt and income producing investment commitments (2)(3)	10.0	%(6)	10.2	%(10)	11.5	%(10)
Weighted average yield on new investment commitments (2)(3)	9.8	%(7)	10.1	%(11)	11.1	%(11)
Weighted average yield on debt and income producing investments sold or paid down(14)	10.9	%(8)	10.7	%(12)	10.9	%(12)
Weighted average yield on investments sold or paid down(14)	10.8	%(9)	10.6	%(13)	10.9	%(13)

(1)	Only includes syndications that occurred at the initial close of the investment.
(2)	Net of capitalized fees, expenses and OID that occurred at the initial close of the investment.
(3)	May include positions originated during the period but not held at the reporting date.
(4)	Calculated as of the end of the relevant period and the maturity date of the individual investments.
(5)	May include preferred stock investments.
(6)

Computed based on (a) the annual actual interest rate on new debt and income producing investment commitments, divided by (b) the total new debt and income producing investment commitments. The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes investments that are non-accrual. The annual actual interest rate used is as of the respective quarter end date when the investment activity occurred.

(7)

Computed based on (a) the annual actual interest rate on new investment commitments, divided by (b) the total new investment commitments (including investments on non-accrual and non-income producing investments). The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments. The annual actual interest rate used is as of the respective quarter end date when the investment activity occurred.

(8)

Computed based on (a) the annual actual interest rate on debt and income producing investments sold or paid down, divided by (b) the total debt and income producing investments sold or paid down. The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes prepayment premiums earned on exited investments and investments that are non-accrual.

(9)

Computed based on (a) the annual actual interest rate on investments sold or paid down, divided by (b) the total investments sold or paid down (including investments on non-accrual and non-income producing investments). The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes prepayment premiums earned on exited investments.

(10)

Computed based on (a) the annual stated interest rate on new debt and income producing investment commitments, divided by (b) the total new debt and income producing investment commitments. The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes investments that are non-accrual. For investments that are subject to a LIBOR floor, the calculation assumes the greater of the applicable LIBOR floor or 3 month LIBOR as of the respective period end date. The actual interest rate may vary.

(11)

Computed based on (a) the annual stated interest rate on new investment commitments, divided by (b) the total new investment commitments (including investments on non-accrual and non-income producing investments). The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments. For investments that are subject to a LIBOR floor, the calculation assumes the greater of the applicable LIBOR floor or 3 month LIBOR as of the respective period end date. The actual interest rate may vary.

(12)

Computed based on (a) the annual stated interest rate on debt and income producing investments sold or paid down, divided by (b) the total debt and income producing investments sold or paid down. The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes prepayment premiums earned on exited investments and investments that are non-accrual. For investments that are subject to a LIBOR floor, the calculation assumes the greater of the applicable LIBOR floor or 3 month LIBOR as of the respective period end date. The actual interest rate may vary.

(13)

Computed based on (a) the annual stated interest rate on investments sold or paid down, divided by (b) the total investments sold or paid down (including investments on non-accrual and non-income producing investments). The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments and excludes prepayment premiums earned on exited investments. For investments that are subject to a LIBOR floor, the calculation assumes the greater of the applicable LIBOR floor or 3 month LIBOR as of the respective period end date. The actual interest rate may vary.

(14)	Excludes unfunded commitments that may have expired or otherwise been terminated without receipt of cash proceeds or other consideration.
(15)	Computed based on amount of investments committed at cost.

Results of Operations

Comparison of the Three and Nine Months Ended September 30, 2019 and 2018

GSBD’s operating results for the three and nine months ended September 30, 2019 and 2018 were as follows:

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
	(in millions)
Total investment income	$36.86	$37.98	$111.79	$110.76
Net expenses	(17.43)	(15.99)	(50.10)	(49.28)

Net investment income (loss) before taxes	19.43	21.99	61.69	61.48
Income tax expense, including excise tax	(0.46)	(0.43)	(1.35)	(1.02)

Net investment income (loss) after taxes	18.97	21.56	60.34	60.46
Net realized gain (loss) on investments	(7.18)	–	(41.15)	1.78
Net realized gain (loss) on foreign currency transactions	0.03	(0.18)	0.07	(0.18)
Net unrealized appreciation (depreciation) on investments	(4.53)	(2.39)	5.87	(6.70)
Net unrealized appreciation (depreciation) on foreign currency forward contracts and translations	1.61	0.17	1.95	0.17
Income tax (provision) benefit for realized and unrealized gain/loss	–	(0.14)	0.17	(0.59)

Net increase in net assets resulting from operations	$8.90	$19.02	$27.25	$54.94

Net increase in net assets resulting from operations can vary from period to period as a result of various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. As a result, comparisons may not be meaningful.

Investment Income

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
	(in millions)
Interest	$35.22	$31.20	$102.76	$93.28
Dividend income	0.06	3.09	3.59	8.10
Payment-in-kind	1.06	3.17	3.38	7.87
Other income	0.52	0.52	2.06	1.51

Total investment income	$36.86	$37.98	$111.79	$110.76

Interest

Interest from investments, which includes prepayment premiums and accelerated accretion of upfront loan origination fees and unamortized discounts, increased from $31.20 million for the three months ended September 30, 2018 to $35.22 million for the three months ended September 30, 2019. The increase is primarily due to an increase in recurring interest income due to an increase in the size of GSBD’s portfolio and earning exit fees on certain investments. Included in interest for the three months ended September 30, 2019 and 2018 are $0.00 million and $0.55 million, respectively, in prepayment premiums; $1.23 million and $1.37 million, respectively, in accelerated accretion of upfront loan origination fees and unamortized discounts; and $0.88 million and $0.43 million, respectively, for exit fees on investments.

Interest from investments, which includes prepayment premiums and accelerated accretion of upfront loan origination fees and unamortized discounts, increased from $93.28 million for the nine months ended September 30, 2018 to $102.76 million for the nine months ended September 30, 2019. The increase is primarily due to an increase in recurring interest income due to an increase in the size of GSBD’s portfolio and earning exit fees on certain investments. Included in interest for the nine months ended September 30, 2019 and 2018 is $1.71 million and $2.41 million, respectively, in prepayment premiums and $3.92 million and $2.71 million, respectively, in accelerated accretion of upfront loan origination fees and unamortized discounts, and $2.68 million and $0.43 million, respectively, for exit fees on investments.

Dividend income

Dividend income decreased from $3.09 million for the three months ended September 30, 2018 to $0.06 million for the three months ended September 30, 2019. Dividend income decreased from $8.10 million for the nine months ended September 30, 2018 to $3.59 million for the nine months ended September 30, 2019. The decrease was due to the effective liquidation and dissolution of the Senior Credit Fund in May 2019. For additional information see Note 4 “Investments” in GSBD’s consolidated financial statements included in this prospectus.

Payment-in-kind

PIK income from investments decreased from $3.17 million for the three months ended September 30, 2018 to $1.06 million for the three months ended September 30, 2019. The decrease is primarily driven by the full exit from GSBD’s investments in NTS Communication, Inc. in August 2019, which was previously on non-accrual status.

PIK income from investments decreased from $7.87 million for the nine months ended September 30, 2018 to $3.38 million for the nine months ended September 30, 2019. The decrease is primarily driven by the full exit from GSBD’s investments in NTS Communication, Inc. in August 2019. Which was previously on non-accrual status.

Other income

Other income for the three months ended September 30, 2019 remained relatively consistent as compared to the three months ended September 30, 2018.

Other income increased from $1.51 million for the nine months ended September 30, 2018 to $2.06 million for the nine months ended September 30, 2019. The increase was primarily driven by an increase in commitment fee income earned on certain investments and the increase in administrative agent fees earned as a result of increase in size of GSBD’s portfolio.

Expenses

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
	(in millions)
Interest and other debt expenses	$9.90	$6.43	$27.85	$18.33
Management fees	3.77	3.26	11.04	12.54
Incentive fees	2.34	4.96	6.98	13.99
Professional fees	0.73	0.58	2.07	2.31
Administration, custodian and transfer agent fees	0.25	0.23	0.73	0.69
Directors’ fees	0.12	0.12	0.34	0.33
Other expenses	0.32	0.41	1.09	1.09

Total Expenses	$17.43	$15.99	$50.10	$49.28

Interest and other debt expenses

Interest and other debt expenses increased from $6.43 million for the three months ended September 30, 2018 to $9.90 million for the three months ended September 30, 2019. The increase was primarily driven by the increase in weighted average interest rate for the Existing GSBD Credit Facility from 4.04% to 4.19% and the increase in average daily borrowings under the Existing GSBD Credit Facility from $351.36 to $683.37 million.

Interest and other debt expenses increased from $18.33 million for the nine months ended September 30, 2018 to $27.85 million for the nine months ended September 30, 2019. The increase was primarily driven by the increase in weighted average interest rate for the Existing GSBD Credit Facility from 3.88% to 4.32% and the increase in average daily borrowings under the Existing GSBD Credit Facility from $389.82 to $614.32 million. In addition, costs associated with the Convertible Notes increased from $5.16 million for the nine months ended September 30, 2018 to $6.46 million for the nine months ended September 30, 2019. The increase was primarily driven by the incremental issuance of $40.00 million aggregate principal amount of Convertible Notes on July 2, 2018.

Management fees and incentive fees

Management fees increased from $3.26 million for the three months ended September 30, 2018 to $3.77 million for the three months ended September 30, 2019. The increase was primarily driven by an increase in gross assets, excluding cash or cash equivalents. Incentive fees decreased from $4.96 million for the three months ended September 30, 2018 to $2.34 million for the three months ended September 30, 2019. The decrease was primarily driven by net capital losses on certain portfolio companies.

Management fees decreased from $12.54 million for the nine months ended September 30, 2018 to $11.04 million for the nine months ended September 30, 2019. The decrease was primarily driven by the reduction in the management fee from an annual rate of 1.50% to an annual rate of 1.00% effective on June 15, 2018, partially offset by an increase in gross assets, excluding cash or cash equivalents. Incentive fees decreased from $13.99 million for the nine months ended September 30, 2018 to $6.98 million for the nine months ended September 30, 2019. The decrease was primarily driven by net capital losses on certain portfolio companies.

Professional fees and other general and administrative expenses

Professional fees and other general and administrative expenses for the three months ended September 30, 2019 remained relatively consistent as compared to the three months ended September 30, 2018.

Professional fees and other general and administrative expenses for the nine months ended September 30, 2019 remained relatively consistent as compared to the three months ended September 30, 2018.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation) on Investments

The realized gains and losses on fully exited and partially exited portfolio companies for the three and nine months ended September 30, 2019 and 2018 consisted of the following:

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
	(in millions)		(in millions)
ASC Acquisition Holdings, LLC	$–	$–	$(24.72)	$–
Country Fresh Holding Company Inc.	–	–	(8.41)	–
NTS Communications, Inc.	(7.21)	–	(7.21)	–
Senior Credit Fund, LLC	0.01	–	(0.66)	–
P2 Upstream Acquisition Co.	–	–	(0.08)	(0.02)
myON, LLC	–	–	–	1.55
Global Tel*Link Corporation	–	–	–	0.24
Kawa Solar Holdings Limited	–	–	–	0.01
Other, net	0.02	–	(0.07)	–

Net realized gain (loss)	$(7.18)	$–	$(41.15)	$1.78

For the three and nine months ended September 30, 2019, net realized losses were primarily driven by GSBD’s investments in two portfolio companies. In February 2019, GSBD’s first lien/last-out unitranche debt and second lien debt investment in ASC Acquisition Holdings, LLC was exchanged for preferred and common equity, which resulted in a realized loss of $24.72 million. In April 2019, GSBD’s second lien debt investment in Country Fresh was exchanged for common equity, which resulted in a realized loss of $8.41 million. In addition, in August 2019, GSBD fully exited its investments in NTS Communications, Inc., which resulted in a realized loss of $7.21 million.

In connection with the proceeds received from the exit of GSBD’s equity investment in myON, LLC, GSBD recorded an income tax provision on realized gains of $0.45 million for the nine months ended September 30, 2018.

Any changes in fair value are recorded as a change in unrealized appreciation (depreciation) on investments. For further details on the valuation process, refer to “Critical Accounting Policies—Valuation of Portfolio Investments.” Net change in unrealized appreciation (depreciation) on investments for the three and nine months ended September 30, 2019 and 2018 were as follows:

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
	($ in millions)
Unrealized appreciation	$12.25	$3.21	$40.24	$7.25
Unrealized depreciation	(16.78)	(5.60)	(34.37)	(13.95)

Net change in unrealized appreciation (depreciation) on investments	$(4.53)	$(2.39)	$5.87	$(6.70)

The change in unrealized appreciation (depreciation) on investments for the three and nine months ended September 30, 2019 and 2018 consisted of the following:

	For the Three Months Ended September 30, 2019	For the Nine Months Ended September 30, 2019
	($ in millions)
Portfolio Company:
NTS Communications, Inc.	$7.30	$6.92
CB-HDT Holdings, Inc.	1.36	1.65
SMS Systems Maintenance Services, Inc.	0.70	(1.59)
US Med Acquisition, Inc.	0.42	1.20
Accuity Delivery Systems, LLC	0.33	1.02
Continuum Managed Services LLC—Class B	0.23	1.21
ASC Acquisition Holdings, LLC	–	14.57

Senior Credit Fund, LLC	–	3.54
Iracore International Holdings, Inc.	–	1.94
GK Holdings, Inc.	(0.02)	(2.27)
Country Fresh Holding Company Inc.	(0.04)	1.39
Artesyn Embedded Technologies, Inc.	(0.30)	1.60
Fenergo Finance 3 Limited	(0.92)	(0.88)
Bolttech Mannings, Inc.	(1.11)	(3.08)
IHS Intermediate Inc.	(1.53)	(1.70)
Other, net	(2.09)	(3.57)
Zep Inc.	(2.44)	(8.02)
Animal Supply Holdings, LLC	(2.70)	(2.73)
MPI Products LLC	(3.72)	(5.33)

Total	$(4.53)	$5.87

(1)

For the three and nine months ended September 30, 2019 other, net includes gross unrealized appreciation of $1.91 million and $5.20 million, respectively, and gross unrealized depreciation of $(4.00) million and $(8.77) million, respectively.

	For the Three Months Ended September 30, 2018	For the Nine Months Ended September 30, 2018
	($ in millions)
Portfolio Company:
CB-HDT Holdings, Inc.	$0.71	$2.82
Infinity Sales Group	0.46	0.67
Vexos, Inc.	0.33	0.62
Accuity Delivery Systems, LLC	0.31	0.31
Senior Credit Fund, LLC	0.25	0.49
Continuum Managed Services LLC - Class B	0.15	0.38
Conergy Asia Holdings, Ltd.	–	(4.43)
US Med Acquisition, Inc.	(0.02)	(0.59)
Avenue Stores, LLC	(0.04)	(0.58)
Heligear Acquisition Co.	(0.19)	(0.62)
Iracore International Holdings, Inc.	(0.51)	(0.51)
Zep Inc.	(0.67)	(0.99)
Bolttech Mannings, Inc.	(0.73)	(2.02)
Other, net(1)	(0.75)	(2.34)
MedPlast Holdings, Inc.	(0.79)	0.18
NTS Communications, Inc.	(0.90)	(0.09)

Total	$(2.39)	$(6.70)

(1)

For the three and nine months ended September 30, 2018, other, net includes gross unrealized appreciation of $1.00 million and $1.78 million, respectively, and gross unrealized depreciation of $(1.75) million and $(4.12) million, respectively.

Net change in unrealized appreciation (depreciation) in GSBD’s investments for the three and nine months ended September 30, 2019 was primarily driven by the reversal of unrealized depreciation in connection with the aforementioned exchange with ASC Acquisition Holdings, LLC, and the full exit from GSBD’s investments in NTS Communications, Inc. The net change was offset by the unrealized depreciation in Zep, Inc., which was due to financial underperformance, and the placement of MPI Products LLC on non-accrual status due to its capital condition.

Net change in unrealized appreciation (depreciation) in GSBD’s investments for the three and nine months ended September 30, 2018 was primarily driven by the unrealized depreciation in Conergy Asia Holdings, Ltd. due to its capital condition.

Comparison of the Years Ended December 31, 2018, 2017 and 2016

GSBD’s operating results for the years ended December 31, 2018, 2017 and 2016 were as follows:

	For the Years Ended December 31,
	2018	2017	2016
	(in millions)
Total investment income	$146.73	$136.78	$125.11
Net expenses	(62.31)	(55.24)	(47.85)

Net investment income (loss) before taxes	84.42	81.54	77.26
Income tax expense, including excise tax	(1.58)	(1.55)	(1.04)
Net investment income (loss) after taxes	82.84	79.99	76.22
Net realized gain (loss) on investments	1.73	(66.31)	(21.99)

Net realized gain (loss) on foreign currency transactions	(0.18)	–	–
Net unrealized appreciation (depreciation) on investments	(30.76)	35.87	(13.58)
Net unrealized appreciation (depreciation) on foreign currency forward contracts and translations	0.78	–	–
Income tax provision, realized gain	(0.45)	–	–
Income tax provision, unrealized gain	(0.28)	–	–

Net increase in net assets resulting from operations	$53.68	$49.55	$40.65

Net increase in net assets resulting from operations can vary from period to period as a result of various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. As a result, comparisons may not be meaningful.

Investment Income

	For the Years Ended December 31,
	2018	2017	2016
	(in millions)
Interest	$125.14	$115.26	$110.60
Dividend income	10.70	9.68	8.73
Payment-in-kind	8.79	7.23	1.50
Other income	2.10	4.61	4.28

Total investment income	$146.73	$136.78	$125.11

Interest

Interest from investments, which includes prepayment premiums and accelerated accretion of upfront loan origination fees and unamortized discounts, increased from $115.26 million for the year ended December 31, 2017 to $125.14 million for the year ended December 31, 2018, which resulted primarily from an increase in the size of GSBD’s portfolio and the increase in LIBOR on GSBD’s variable rate secured debt investments. Included in interest for the years ended December 31, 2018 and 2017 is $2.64 million and $2.54 million, respectively, in prepayment premiums, $3.27 million and $4.53 million, respectively, in accelerated accretion of upfront loan origination fees and unamortized discounts, and $1.30 million and $0.00 million, respectively, for exit fees on investments.

Interest from investments, which includes prepayment premiums and accelerated accretion of upfront loan origination fees and unamortized discounts, increased from $110.60 million for the year ended December 31, 2016 to $115.26 million for the year ended December 31, 2017, primarily due to an increase in nonrecurring prepayment premiums and accelerated accretion of upfront loan origination fees and unamortized discounts. Included in interest for the years ended December 31, 2017 and 2016 is $2.54 million and $0.70 million, respectively, in prepayment premiums and $4.53 million and $1.25 million, respectively, in accelerated accretion of upfront loan origination fees and unamortized discounts.

Dividend income

Dividend income increased from $9.68 million for the year ended December 31, 2017 to $10.70 million for the year ended December 31, 2018 primarily as a result of increased distributions from the Senior Credit Fund during the year ended December 31, 2018,. The dividend income from Senior Credit Fund increased from $9.65 million for the year ended December 31, 2017 to $10.55 million for the year ended December 31, 2018.

Dividend income increased from $8.73 million for the year ended December 31, 2016 to $9.68 million for the year ended December 31, 2017 primarily as a result of increased distributions from the Senior Credit Fund during the year ended December 31, 2017, partially offset by the exit from Crowley Holdings Preferred LLC during the year ended December 31, 2016. The dividend income from Senior Credit Fund increased from $6.58 million for the year ended December 31, 2016 to $9.65 million for the year ended December 31, 2017.

Payment-in-kind

Payment-in-kind (“PIK”) income from investments increased from $7.23 million for the year ended December 31, 2017 to $8.79 million for the year ended December 31, 2018. The increase is primarily driven by GSBD’s investment in Bolttech Mannings, Inc., earning PIK income for an entire year, and the increase in the number of investments earning PIK income for the year ended December 31, 2018 which was partially offset by the placement of certain investments on non-accrual in the fourth quarter of 2018.

Payment-in-kind income from investments increased from $1.50 million for the year ended December 31, 2016 to $7.23 million for the year ended December 31, 2017 primarily as a result of an increase in the number of investments earning PIK income for the year ended December 31, 2017.

Other income

Other income decreased from $4.61 million for the year ended December 31, 2017 to $2.10 million for the year ended December 31, 2018 primarily due to not earning loan origination and structuring fee income from the Senior Credit Fund and syndication fee income, as well as lower amendment fee income earned.

Other income for the year ended December 31, 2017 remained relatively consistent as compared to the year ended December 31, 2016.

Expenses

	For the Years Ended December 31,
	2018	2017	2016
	(in millions)
Interest and other debt expenses	$26.23	$19.61	$14.30
Management fees	15.97	17.83	17.01
Incentive fees	13.99	12.78	10.42
Professional fees	3.08	2.19	2.56
Administration, custodian and transfer agent fees	0.94	0.82	0.87
Directors’ fees	0.46	0.72	1.01
Other expenses	1.64	1.29	1.68

Total Expenses	$62.31	$55.24	$47.85

Interest and other debt expenses

Interest and other debt expense increased from $19.61 million for the year ended December 31, 2017 to $26.23 million for the year ended December 31, 2018 primarily due to the increase in weighted average interest rate for the Existing GSBD Credit Facility from 3.14% to 3.97% and the increase in average daily borrowings under the Existing GSBD Credit Facility from $360.98 to $416.12 million. In addition, costs associated with the Convertible Notes increased from $6.04 million for the year ended December 31, 2017 to $7.32 million for the year ended December 31, 2018 due the incremental issuance of $40.00 million aggregate principal amount of Convertible Notes on July 2, 2018.

Interest and other debt expense increased from $14.30 million for the year ended December 31, 2016 to $19.61 million for the year ended December 31, 2017 primarily due to the interest expenses related to the Convertible Notes that were issued on October 3, 2016.

Management Fees and Incentive Fees

Management fees decreased from $17.83 million for the year ended December 31, 2017 to $15.97 million for the year ended December 31, 2018 as a result of the reduction in the management fee from an annual rate of 1.50% to an annual rate of 1.00% effective on June 15, 2018, partially offset by an increase in gross assets, excluding cash or cash equivalents. Incentive fees increased from $12.78 million for the year ended December 31, 2017 to $13.99 million for the year ended December 31, 2018 as a result of an increase in the incentive fee cap, which is primarily due to an increase in net investment income and a decrease in net capital loss on portfolio companies.

Management fees increased from $17.01 million for the year ended December 31, 2016 to $17.83 million for the year ended December 31, 2017 as a result of an increase in gross assets, excluding cash and investments in a money market fund managed by an affiliate of Group Inc. Incentive fees increased from $10.42 million for the year ended December 31, 2016 to $12.78 million for the year ended December 31, 2017 as a result of an increase in the cap on Incentive fees for the period which is primarily due to an increase in net investment income and a decrease in net capital loss on portfolio companies.

Professional fees and other general and administrative expenses

Professional fees for the year ended December 31, 2018 increased from $2.19 million for the year ended December 31, 2017 to $3.08 million for the year ended December 31, 2018 primarily due to an increase in legal expenses; and other general and administrative expenses for the year ended December 31, 2018 remained relatively consistent as compared to the year ended December 31, 2017

Professional fees for the year ended December 31, 2017 remained relatively consistent as compared to the year ended December 31, 2016; and other general and administrative expenses decreased from $3.56 million for the year ended December 31, 2016 to $2.83 million for the year ended December 31, 2017 primarily due to a decrease in expenses related to the reduction in the number of directors.

Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation) on Investments

The realized gains and losses on fully exited and partially exited portfolio companies during the years ended December 31, 2018, 2017 and 2016 consisted of the following:

	For the Years Ended December 31,
	2018	2017	2016
	(in millions)
Bolttech Mannings, Inc.	$–	$(25.09)	$–
Global Tel*Link Corporation	0.24	–	–
Hunter Defense Technologies	–	–	(22.12)
Iracore International Holdings, Inc.	–	(14.40)	–
myON, LLC	1.55	–	–
Washington Inventory Service	–	(23.71)	–
Other, net	(0.06)	(3.11)	0.13

Net realized gain (loss)	$1.73	$(66.31)	$(21.99)

In connection with the proceeds received from the exit of GSBD’s equity investment in myON, LLC, GSBD recorded an income tax provision of $0.45 million for the year ended December 31, 2018.

For the year ended December 31, 2017, net realized losses were primarily driven by three portfolio companies. Effective December 22, 2017, GSBD completed a restructuring with Bolttech Mannings, Inc. whereby the first lien/last out unitranche debt held by GSBD was converted into non-income producing common equity and new first lien/last out unitranche debt investments. As a result, $22.70 million of unrealized depreciation was reversed, and GSBD realized a loss of $25.09 million. Effective April 13, 2017, GSBD entered into an exchange agreement with Iracore International Holdings, Inc. whereby the first lien debt held by GSBD was exchanged for non-income producing common equity. As a result, $13.62 million of unrealized depreciation was reversed, and GSBD realized a loss of $14.40 million. In addition, effective June 6, 2017, GSBD fully exited Washington Inventory Service. As a result, $15.03 million of unrealized depreciation was reversed, and GSBD realized a loss of $23.71 million.

Any changes in fair value are recorded as a change in unrealized appreciation (depreciation) on investments. For further details on the valuation process, refer to “Critical Accounting Policies—Valuation of Portfolio Investments.” Net change in unrealized appreciation (depreciation) on investments for the years ended December 31, 2018, 2017 and 2016 were as follows:

	For the Years Ended December 31,
	2018	2017	2016
	(in millions)
Change in unrealized appreciation	$9.08	$56.16	$37.71
Change in unrealized depreciation	(39.84)	(20.29)	(51.29)

Net change in unrealized appreciation (depreciation) on investments	$(30.76)	$35.87	$(13.58)

The change in unrealized appreciation (depreciation) on investments for years ended December 31, 2018, 2017 and 2016 consisted of the following:

	For the Years Ended December 31,
	2018	2017	2016
Portfolio Company:	(in millions)
ASC Acquisition Holdings, LLC	$(14.99)	$(0.39)	$0.82
Bolttech Mannings, Inc.	(2.35)	15.89	(14.43)
CB-HDT Holdings, Inc.	5.36	0.45	2.82
Conergy Asia Holdings, Ltd.	(4.43)	(0.87)	–
Data Driven Delivery Systems, LLC	–	(2.01)	(0.29)
Global Tel*Link Corporation	(0.19)	0.72	10.26
Iracore International Holdings, Inc.	(1.80)	13.62	(9.30)
Kawa Solar Holdings Limited	(0.35)	(3.24)	0.05
NTS Communications, Inc.	(2.44)	(3.05)	0.03
Pathway Partners Vet Management Company, LLC	–	–	–
Prairie Provident Resources, Inc.	(0.73)	(0.95)	(1.87)
Pro-Pet, LLC	(0.03)	1.75	(0.69)
Reddy Ice Corporation	–	1.56	2.72
Securus Technologies Holdings, Inc.	–	0.50	8.57
Senior Credit Fund, LLC	(1.30)	(3.05)	2.07
US Med Acquisition, Inc.	(0.46)	(1.91)	(0.09)
Washington Inventory Service	–	15.03	(11.14)
Zep Inc.	(2.02)	0.40	–
Other, net(1)	(5.03)	1.42	(3.11)

Total	$(30.76)	$35.87	$(13.58)

(1)

For the years ended December 31, 2018, 2017 and 2016 other, net includes gross unrealized appreciation of $3.72 million, $6.24 million, and $10.37 million, respectively, and gross unrealized depreciation of $8.75 million, $4.82 million, and $13.48 million, respectively.

Net change in unrealized appreciation (depreciation) in GSBD’s investments for the year ended December 31, 2018 was primarily driven by the unrealized depreciation in ASC Acquisition Holdings, LLC due to financial underperformance, and the unrealized depreciation in Conergy Asia Holdings, Ltd. due to its capital condition, which was partially offset by the unrealized appreciation in CB-HDT Holdings, Inc. due to improved financial performance.

Net change in unrealized appreciation (depreciation) in GSBD’s investments for year ended December 31, 2017 was primarily driven by the reversal of unrealized depreciation in connection with Bolttech Mannings, Inc., Iracore International Holdings, Inc. and Washington Inventory Service, each as described above.

Net change in unrealized appreciation (depreciation) in GSBD’s investments for the year ended December 31, 2016 was primarily due unrealized depreciation in Bolttech Mannings, Inc., Iracore International Holdings, Inc., and Washington Inventory Service, due to financial underperformance, which was partially offset by unrealized appreciation in Global Tel*Link Corporation and Securus Technologies Holdings, Inc. due to a favorable changes in regulation impacting the diversified telecommunication services industry.

SENIOR CREDIT FUND, LLC

Overview

The Senior Credit Fund, an unconsolidated Delaware limited liability company, was formed on May 7, 2014 and commenced operations on October 1, 2014. GSBD invested together with the Regents of the University of California (“Cal Regents”) through the Senior Credit Fund. The Senior Credit Fund’s principal purpose was to make investments, either directly or indirectly through its wholly owned subsidiary, Senior Credit Fund SPV I, LLC (“SPV I”), primarily in senior secured loans to middle-market companies. Each of GSBD and Cal Regents were responsible for sourcing the Senior Credit Fund’s investments. Each of GSBD and Cal Regents had a 50% economic ownership in the Senior Credit Fund and each had subscribed to and has fully contributed $100.00 million. On December 19, 2016, SPV I entered into an amended and restated credit facility (as amended, the “Asset Based Facility”), which consisted of a revolving credit facility (the “SPV I Revolving Credit Facility”), a term loan facility (the “SPV I Term Loan Facility”) and a Class B loan facility (the “SPV I Class B Facility”), with various lenders. For the Asset Based Facility, Natixis, New York Branch served as the facility agent, and State Street Bank and Trust Company served as the collateral agent.

On February 27, 2019, the board of managers of the Senior Credit Fund authorized the liquidation and subsequent dissolution of the Senior Credit Fund and the pro-rata distribution of its assets and liabilities to the members of the Senior Credit Fund. On May 8, 2019, GSBD and Cal Regents each contributed $125.56 million to the Senior Credit Fund, which was used by the Senior Credit Fund to repay in full all outstanding indebtedness, including all accrued and unpaid interest and fees, under the Asset Based Facility and to fund certain other related expenses that the Senior Credit Fund expects to incur in connection with its dissolution. The Asset Based Facility was then terminated and all liens securing the collateral under the Asset Based Facility were released and terminated.

Following the repayment and termination of the aforementioned Asset Based Facility, the Senior Credit Fund distributed to its members their pro rata share of the assets of the Senior Credit Fund. The pro rata portion of the assets received by GSBD included senior secured loans of $215.10 million and $210.09 million at amortized cost and at fair value, respectively and cash of $9.63 million. In addition, GSBD assumed the obligation to fund outstanding unfunded commitments of the Senior Credit Fund that totaled $5.66 million, representing its pro rata portion of all unfunded commitments of the Senior Credit Fund at such time. The pro rata portion of the assets received by GSBD have been included in GSBD’s consolidated financial statements and notes thereto.

As of September 30, 2019, the Senior Credit Fund consisted of cash and cash equivalents, and other liabilities that represents an amount due to its members of approximately $0.33 million. GSBD included $0.17 million within Other Assets on the Consolidated Statements of Asset and Liabilities in respect of GSBD’s pro rata portion of the amount due from the Senior Credit Fund to its members. After the satisfaction of all remaining liabilities and the distribution of any remaining assets the Senior Credit Fund will be terminated.

Senior Credit Fund Portfolio as of December 31, 2018
Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (++)	Maturity	Par Amount	Cost	Fair Value
					(in millions)
1st Lien/Senior Secured Debt(+)
3SI Security Systems, Inc.	Commercial Services & Supplies	8.54%	L + 5.75%; 1.00% Floor	06/16/2023	$29.85	$29.53	$29.55
A Place For Mom, Inc.	Diversified Consumer Services	6.27%	L + 3.75%; 1.00% Floor	08/10/2024	17.86	17.85	17.86

AMCP Clean Acquisition Company, LLC(1)	Commercial Services & Supplies	7.05%	L+4.25%	06/16/2025	8.83	8.79	8.70
AMCP Clean Acquisition Company, LLC	Commercial Services & Supplies	6.93%	L+4.25%	06/16/2025	2.13	0.83	0.80
Ansira Partners, Inc.	Media	8.27%	L + 5.75%; 1.00% Floor	12/20/2022	9.25	9.18	9.20
Ansira Partners, Inc.(1)	Media	8.27%	L + 5.75%; 1.00% Floor	12/20/2022	0.57	0.14	0.14
ATX Networks Corp.	Communications Equipment	9.80%	L + 7.00% (Incl. 1.00% PIK); 1.00% Floor	06/11/2021	14.98	14.90	14.08
ATX Networks Corp.	Communications Equipment	9.80%	L + 7.00% (Incl. 1.00% PIK); 1.00% Floor	06/11/2021	0.95	0.94	0.90
Badger Sportswear, Inc.	Textiles, Apparel & Luxury Goods	7.02%	L + 4.50%; 1.00% Floor	09/11/2023	14.66	14.56	14.37
Barbri, Inc.	Media	6.60%	L + 4.25%; 1.00% Floor	12/01/2023	12.49	12.43	12.17
CST Buyer Company	Diversified Consumer Services	7.52%	L + 5.00%; 1.00% Floor	03/01/2023	18.67	18.29	18.44
CST Buyer Company(1) (2)	Diversified Consumer Services		L + 5.00%; 1.00% Floor	03/01/2023	1.80	(0.04)	(0.02)

DBRS Limited	Capital Markets	7.96%	L + 5.25%; 1.00% Floor	03/04/2022	$11.55	$11.49	$11.38
DiscoverOrg, LLC(3)	Software	7.03%	L + 4.50%; 1.00% Floor	08/25/2023	7.90	7.87	7.86
Drilling Info Holdings, Inc.	Oil & Gas	6.77%	L+4.25%	07/30/2025	17.00	16.92	16.89
Drilling Info Holdings, Inc.(1)(2)	Oil & Gas		L+4.25%	07/30/2025	1.46	(0.01)	(0.01)
FWR Holding Corporation	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	8.99	8.81	8.81
FWR Holding Corporation	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	1.79	1.76	1.76
FWR Holding Corporation	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	1.14	1.11	1.11
FWR Holding Corporation(1)	Hotels, Restaurants & Leisure	10.25%	P + 4.75%; 2.00% Floor	08/21/2023	1.17	0.42	0.42
GH Holding Company	Real Estate Management & Development	7.02%	L + 4.50%	02/28/2023	14.89	14.83	14.81
GI Revelation Acquisition LLC	Internet Software & Services	7.52%	L+5.00%	04/16/2025	9.46	9.42	9.28
GK Holdings, Inc.	IT Services	8.80%	L + 6.00%; 1.00% Floor	01/20/2021	17.28	17.23	15.73
GlobalTranz Enterprises, Inc.	Road & Rail	6.77%	L+4.25%	06/29/2025	21.94	21.84	21.84
GlobalTranz Enterprises, Inc.(1) (2)	Road & Rail		L+4.25%	06/29/2025	4.00	—	(0.02)
Halo Branded Solutions, Inc.	Commercial Services & Supplies	7.02%	L + 4.50%; 1.00% Floor	06/30/2025	10.50	10.40	10.19
Halo Branded Solutions, Inc.	Commercial Services & Supplies	7.02%	L + 4.50%; 1.00% Floor	06/30/2025	4.42	4.38	4.29
HC Group Holdings III, Inc.	Health Care Providers & Services	6.27%	L + 3.75%	04/07/2022	8.71	8.68	8.60
Hygiena Borrower LLC(3)	Life Sciences Tools & Services	6.80%	L + 4.00%; 1.00% Floor	08/26/2022	17.76	17.62	17.41
Hygiena Borrower LLC(1) (2) (3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	0.29	(0.00)	(0.01)
Hygiena Borrower LLC(1) (2) (3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	1.87	(0.02)	(0.04)
Jill Acquisition LLC	Textiles, Apparel & Luxury Goods	7.53%	L + 5.00%; 1.00% Floor	05/08/2022	13.84	13.77	13.62

Lattice Semiconductor Corporation	Semiconductors & Semiconductor Equipment	6.63%	L + 4.25%; 1.00% Floor	03/10/2021	9.21	9.12	9.21
Output Services Group, Inc.	Diversified Consumer Services	6.77%	L + 4.25%; 1.00% Floor	03/27/2024	$6.98	$6.95	$6.75
Output Services Group, Inc.(1) (2)	Diversified Consumer Services		L + 4.25%; 1.00% Floor	03/27/2024	1.03	—	(0.03)
Pharmalogic Holdings Corp.	Health Care Equipment and Supplies	6.52%	L+4.00%	06/11/2023	6.54	6.53	6.53
Pharmalogic Holdings Corp.	Health Care Equipment and Supplies	6.52%	L+4.00%	06/11/2023	1.88	1.87	1.87
Pharmalogic Holdings Corp.(1) (2)	Health Care Equipment and Supplies		L+4.00%	06/11/2023	3.54	(0.01)	(0.01)
Professional Physical Therapy(4)	Health Care Providers & Services		L + 7.50% PIK; 1.00% Floor	12/16/2022	11.26	10.28	9.35
Regulatory DataCorp, Inc.	Diversified Financial Services	7.02%	L+4.50%; 1.00% Floor	09/21/2022	4.96	4.96	4.86
SciQuest, Inc.	Internet Software & Services	6.53%	L + 4.00%; 1.00% Floor	12/28/2024	19.85	19.76	19.45
SMS Systems Maintenance Services, Inc.	IT Services	7.52%	L + 5.00%; 1.00% Floor	10/30/2023	14.70	14.64	10.92
Stackpath, LLC	Internet Software & Services	7.59%	L + 5.00%; 1.00% Floor	02/03/2023	16.70	16.58	16.03
Tronair Parent Inc.	Air Freight & Logistics	7.56%	L + 4.75%; 1.00% Floor	09/08/2023	13.68	13.59	13.14
U.S. Acute Care Solutions, LLC	Health Care Providers & Services	7.52%	L + 5.00%; 1.00% Floor	05/14/2021	12.74	12.67	12.68
VRC Companies, LLC(3)	Commercial Services & Supplies	9.02%	L + 6.50%; 1.00% Floor	03/31/2023	27.36	26.97	27.09
VRC Companies, LLC(1) (3)	Commercial Services & Supplies	9.45%	L + 6.50%; 1.00% Floor	03/31/2022	1.41	0.70	0.71

Total 1st Lien/Senior Secured Debt						438.53	428.66
1st Lien/First-Out Unitranche(5)
ASC Acquisition Holdings, LLC(3).	Distributors	10.03%	L + 7.50%; 1.00% Floor	12/15/2021	8.06	8.01	7.86

Total 1st Lien/First-Out Unitranche						8.01	7.86
2nd Lien/Senior Secured Debt
DiscoverOrg, LLC(3)	Software	11.03%	L + 8.50%; 1.00% Floor	02/23/2024	10.50	10.37	10.42
GK Holdings, Inc.	IT Services	13.05%	L +10.25%; 1.00% Floor	01/20/2022	6.01	5.94	4.86

Total 2nd Lien/Senior Secured Debt						16.31	15.28

Total Corporate Debt						$462.85	$451.80

(+)

The terms in the schedule above disclose the actual interest rate for partially or fully funded debt in effect as of the reporting date. For The terms in the Schedule above disclose the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2018, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 3.01%, 2.88%, 2.81%, 2.61%, 2.50% and 2.41%, respectively. As of December 31, 2018, P was 5.50%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2018.

(1)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated.

(2)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.
(3)	GSBD also hold a portion of senior secured debt in this portfolio company.
(4)	The investment is on non-accrual status as of December 31, 2018.
(5)

In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that GSBD would continue to hold.

PIK — Payment-In-Kind

Senior Credit Fund Portfolio as of December 31, 2017
Portfolio Company	Industry	Interest (+)	Maturity	Par Amount	Cost	Fair Value
				(in millions)
3SI Security Systems, Inc.	Commercial Services & Supplies	7.87% (L + 6.25%; 1.00% Floor)	06/16/2023	$14.96	$14.75	$14.74
A Place For Mom, Inc.	Diversified Consumer Services	5.69% (L + 4.00%; 1.00% Floor)	08/10/2024	3.99	3.97	3.99
Ansira Partners, Inc.	Media	8.19% (L + 6.50%; 1.00% Floor)	12/20/2022	8.64	8.56	8.57
Ansira Partners, Inc.(1)	Media	8.19% (L + 6.50%; 1.00% Floor)	12/20/2022	1.27	0.69	0.69
ASC Acquisition Holdings, LLC (2)	Distributors	8.89% (L + 7.50%; 1.00% Floor)	12/15/2021	10.69	10.60	10.47
ASC Acquisition Holdings, LLC(1)(2)(3)	Distributors	(L + 7.50%; 1.00% Floor)	12/15/2021	3.75	(0.04)	(0.08)
ATX Networks Corp.	Communications Equipment	8.69% (L + 6.00%; 1.00% Floor) (7.69% Cash and 1.00% PIK)	06/11/2021	16.42	16.30	16.18
Badger Sportswear, Inc.	Textiles, Apparel & Luxury Goods	6.07% (L + 4.50%; 1.00% Floor)	09/11/2023	14.81	14.69	14.54
Barbri, Inc.	Media	5.73% (L + 4.25%; 1.00% Floor)	12/01/2023	14.00	13.93	13.97
Crowne Group, LLC	Auto Components	10.73% (L + 9.25%; 1.00% Floor)	05/26/2021	16.36	16.24	16.53
CST Buyer Company	Diversified Consumer Services	7.75% (L + 6.25%; 1.00% Floor)	03/01/2023	19.66	19.18	19.27
CST Buyer Company(1)(3)	Diversified Consumer Services	(L + 6.25%; 1.00% Floor)	03/01/2023	1.80	(0.04)	(0.04)
DBRS Limited	Capital Markets	6.73% (L + 5.25%; 1.00% Floor)	03/04/2022	$11.67	$11.59	$11.67
DiscoverOrg, LLC(2)	Software	6.07% (L + 4.50%; 1.00% Floor)	08/25/2023	7.98	7.94	7.90
FWR Holding Corporation	Hotels, Restaurants & Leisure	7.66% (L + 6.00%; 1.00% Floor)	08/21/2023	9.08	8.86	8.85
FWR Holding Corporation(1)	Hotels, Restaurants & Leisure	7.57% (L + 6.00%; 1.00% Floor)	08/21/2023	1.18	0.12	0.12
FWR Holding Corporation(1)	Hotels, Restaurants & Leisure	7.60% (L + 6.00%; 1.00% Floor)	08/21/2023	2.93	0.40	0.40
GK Holdings, Inc.	IT Services	7.69% (L + 6.00%; 1.00% Floor)	01/20/2021	17.46	17.39	13.63
HC Group Holdings III, Inc.	Health Care Providers & Services	6.57% (L + 5.00%; 1.00% Floor)	04/07/2022	8.80	8.77	8.87
Help/Systems, LLC	Software	6.19% (L + 4.50%; 1.00% Floor)	10/08/2021	17.72	17.30	17.77
Hygiena Borrower LLC	Life Sciences Tools & Services	6.44% (L + 4.75%; 1.00% Floor)	08/26/2022	15.88	15.74	15.56
Hygiena Borrower LLC(1)(3)	Life Sciences Tools & Services	(L + 4.75%; 1.00% Floor)	08/26/2022	1.67	(0.02)	(0.03)
Jill Acquisition LLC	Textiles, Apparel & Luxury Goods	6.38% (L + 5.00%; 1.00% Floor)	05/08/2022	14.00	13.91	13.18
Lattice Semiconductor Corporation	Semiconductors & Semiconductor Equipment	5.65% (L + 4.25%; 1.00% Floor)	03/10/2021	10.75	10.61	10.85
Liquidnet Holdings, Inc.	Capital Markets	5.82% (L + 4.25%; 1.00% Floor)	07/15/2024	9.75	9.66	9.77
MB Aerospace Holdings Inc.	Aerospace & Defense	7.13% (L + 5.50%; 1.00% Floor)	12/15/2022	15.69	15.57	15.65
Netsmart Technologies, Inc.	Health Care Technology	6.19% (L + 4.50%; 1.00% Floor)	04/19/2023	18.75	18.70	18.94
Pathway Partners Vet Management Company, LLC(2)	Health Care Providers & Services	5.82% (L + 4.25%; 1.00% Floor)	10/10/2024	6.96	6.93	6.96
Pathway Partners Vet Management Company, LLC(1)(2)	Health Care Providers & Services	5.82% (L + 4.25%; 1.00% Floor)	10/10/2024	3.02	0.28	0.29
Pomeroy Group LLC	IT Services	7.51% (L + 6.00%; 1.00% Floor)	11/30/2021	15.76	15.39	15.40
Professional Physical Therapy	Health Care Providers & Services	9.50% (P + 5.00%)	12/16/2022	10.40	10.31	10.19
Radiology Partners Holdings, LLC	Health Care Providers & Services	7.59% (L + 5.75%; 1.00% Floor)	12/04/2023	7.71	7.63	7.71
Radiology Partners Holdings, LLC (1)	Health Care Providers & Services	7.59% (L + 5.75%; 1.00% Floor)	12/04/2023	2.29	1.39	1.41
RealD, Inc.	Media	8.98% (L + 7.50%; 1.00% Floor)	03/22/2021	16.64	16.52	16.43

SciQuest, Inc.(4)	Internet Software & Services	5.56% (L + 4.00%; 1.00% Floor)	12/28/2024	$20.00	$19.90	$19.90
Smarte Carte, Inc.	Air Freight & Logistics	7.20% (L + 5.50%; 1.00% Floor)	08/30/2021	10.56	10.48	10.48
SMS Systems Maintenance Services, Inc.	IT Services	6.57% (L + 5.00%; 1.00% Floor)	10/30/2023	14.85	14.78	12.47
Stackpath, LLC	Internet Software & Services	6.38% (L + 5.00%; 1.00% Floor)	02/03/2023	16.91	16.77	16.75
Tronair Parent Inc.	Air Freight & Logistics	6.16% (L + 4.75%; 1.00% Floor)	09/08/2023	13.82	13.71	13.65
U.S. Acute Care Solutions, LLC	Health Care Providers & Services	6.69% (L + 5.00%; 1.00% Floor)	05/14/2021	12.87	12.76	12.74
VRC Companies, LLC	Commercial Services & Supplies	8.12% (L + 6.50%; 1.00% Floor)	03/31/2023	19.91	19.50	19.66
VRC Companies, LLC	Commercial Services & Supplies	7.85% (L + 6.50%; 1.00% Floor)	03/31/2023	3.52	3.45	3.48
VRC Companies, LLC (1)	Commercial Services & Supplies	7.97% (L + 6.50%; 1.00% Floor)	03/31/2023	4.20	2.18	2.18
VRC Companies, LLC (1)	Commercial Services & Supplies	10.00% (P + 5.50%)	03/31/2022	1.41	1.10	1.11

Total 1st Lien/Senior Secured Debt					448.45	442.77
1st Lien/First-Out Unitranche
Infogix, Inc.	Software	6.69% (L + 5.00%; 1.00% Floor)	12/31/2021	9.59	9.52	9.57

Total 1st Lien/First-Out Unitranche					9.52	9.57

2nd Lien/Senior Secured Debt
DiscoverOrg, LLC (2)	Software	10.07% (L + 8.50%; 1.00% Floor)	02/23/2024	10.50	10.35	10.39
GK Holdings, Inc.	IT Services	11.94% (L + 10.25%; 1.00% Floor)	01/20/2022	6.00	5.92	4.34

Total 2nd Lien/Senior Secured Debt					16.27	14.73

Total Corporate Debt					$474.24	$467.07

(+)

The schedule above discloses the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2017, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 2.11%, 1.84%, 1.69%, 1.62%, 1.56% and 1.48%, respectively. As of December 31, 2017, P was 4.50%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2017.

(1)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated.

(2)	GSBD also hold a portion of the 2nd lien/senior secured debt in this portfolio company.
(3)

The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(4)	Position or portion thereof unsettled as of December 31, 2017.

PIK — Payment-In-Kind

Below is certain summarized balance sheet information for the Senior Credit Fund as of December 31, 2018 and December 31, 2017:

	As of
	December 31, 2018	December 31, 2017
Selected Balance Sheet Information
Total investments, at fair value	$457.09	$472.91
Cash and other assets	42.85	31.83

Total assets	$499.94	$504.74

Debt (1)	298.34	291.52
Other liabilities	8.69	29.03

Total liabilities	$307.03	$320.55

Members’ equity	192.91	184.19

Total liabilities and members’ equity	$499.94	$504.74

(1)

Net of deferred financing costs for the SPV I Term Loan Facility (as defined below) as of December 31, 2018 and December 31, 2017, which were in the amount of $2.16 million and $2.49 million, respectively.

Below is certain summarized Statement of Operations information for the Senior Credit Fund for the years ended December 31, 2018, 2017 and 2016:

	For the Years Ended
	December 31, 2018	December 31, 2017	December 31, 2016
	(in millions)
Selected Statement of Operations Information
Total investment income	$39.13	$37.68	$25.53
Expenses
Interest and other debt expenses	15.60	13.45	9.10
Excess loan origination and structuring fees	—	1.31	2.31
Professional fees	0.69	0.62	0.43
Administration and custodian fees	0.40	0.40	0.35
Other expenses	0.07	0.15	0.10

Total expenses	16.76	15.93	12.29

Net investment income (loss)	22.37	21.75	13.24
Net realized gain (loss) on investments	—	0.11	(0.02)
Net change in unrealized appreciation (depreciation) on investments	(3.87)	(8.65)	4.07

Net increase (decrease) in members’ equity	$18.50	$13.21	$17.29

Financial Condition, Liquidity and Capital Resources

The primary use of existing funds and any funds raised in the future is expected to be for GSBD’s investments in portfolio companies, cash distributions to GSBD stockholders or for other general corporate purposes, including paying for operating expenses or debt service to the extent GSBD borrows or issues senior securities.

GSBD expects to generate cash primarily from the net proceeds of any future offerings of securities, future borrowings and cash flows from operations. To the extent GSBD determines that additional capital would allow GSBD to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if the GSBD Board otherwise determines that leveraging GSBD’s portfolio would be in its best interest and the best interests of its stockholders, GSBD may enter into credit facilities in addition to its existing credit facilities as discussed below, or issue other senior securities. GSBD would expect any such credit facilities may be secured by certain of its assets and may contain advance rates based upon pledged collateral. The pricing and other terms of any such facilities would depend upon market conditions when GSBD enters into any such facilities as well as the performance of GSBD’s business, among other factors. As a BDC, with certain limited exceptions, GSBD is only permitted to borrow amounts such that its asset coverage ratio, as defined in the 1940 Act, is at least 150% after such borrowing (if certain requirements are met). See “—Key Components of Operations—Leverage.” As of September 30, 2019 and December 31, 2018, GSBD’s asset coverage ratio based on the aggregate amount outstanding of senior securities was 193% and 206%, respectively. GSBD may also refinance or repay any of its indebtedness at any time based on its financial condition and market conditions.

GSBD may enter into investment commitments through signed commitment letters which may ultimately become investment transactions in the future. GSBD regularly evaluates and carefully considers its unfunded commitments using GSAM’s proprietary risk management framework for the purpose of planning GSBD’s capital resources and ongoing liquidity, including its financial leverage.

As of September 30, 2019, GSBD had cash of approximately $11.10 million, an increase of $4.99 million from December 31, 2018. Cash provided by operating activities for the nine months ended September 30, 2019 was approximately $9.61 million, primarily driven by a decrease in net assets resulting from operations of $27.25 million, proceeds from sales and principal repayments of $476.10 million and cash used by other operating activities of $50.52 million, offset by purchases of investments of $563.48 million. Cash used by financing activities for the nine months ended September 30, 2019 was approximately $14.63 million, primarily driven by repayments on debt of $390.50 million, distributions paid of $52.25 million and other financing activities of $0.54 million, offset by borrowings on debt of $457.92 million.

As of December 31, 2018, GSBD had cash of approximately $6.11 million, a decrease of $5.49 million from December 31, 2017. Cash used by operating activities for year ended December 31, 2018 was approximately $49.24 million, primarily driven by an increase in net assets resulting from operations of $53.68 million, proceeds from sales and principal repayments of $321.72 million, proceeds from other operating activities of $13.90 million and proceeds from net sale of investments in affiliated money market fund of $11.54 million, offset by purchases of investments of $450.08 million. Cash provided by financing activities for the year ended December 31, 2018 was approximately $43.75 million, primarily driven by repayments on debt of $365.75 million, distributions paid of $70.37 million and other financing activities of $4.05 million, offset by borrowings on debt of $483.92 million.

As of December 31, 2017, GSBD had cash of approximately $11.61 million, an increase of $7.04 million from December 31, 2016. Cash used by operating activities for year ended December 31, 2017 was approximately $49.30 million, primarily driven by an increase in net assets resulting from operations of $49.55 million, proceeds from sales and principal repayments of $464.26 million and proceeds from other operating activities of $17.89 million, offset by purchases of investments of $569.46 million and net purchase of investments in affiliated money market fund of $11.54 million. Cash provided by financing activities for the year ended December 31, 2017 was approximately $56.34 million, primarily driven by repayments on debt of $473.35 million, distributions paid of $67.43 million and other financing activities of $1.30 million, offset by borrowings on debt of $516.85 million and proceeds from the issuance of common stock (net of underwriting and offering costs) of $81.57 million.

As of December 31, 2016, GSBD had cash of approximately $4.57 million, a decrease of $18.14 million from December 31, 2015. Cash used by operating activities for the year ended December 31, 2016 was approximately $31.35 million, primarily driven by purchases of investments of $310.17 million, partially offset by an increase in net assets resulting from operations of $40.65 million, proceeds from sales and principal repayments of $195.36 million, net purchase of investments in the affiliated money market fund of $10.12 million and proceeds from other operating activities of $32.69 million. Cash provided by financing activities for the year ended December 31, 2016 was approximately $13.21 million, primarily driven by proceeds from the borrowings on debt of $387.00 million, partially offset by repayments on debt of $303.25 million, distributions paid of $64.87 million, and other financing activities of $5.67 million.

To the extent permissible under the risk retention rules and applicable provisions of the 1940 Act, GSBD may raise capital by securitizing certain of its investments, including through the formation of one or more CLOs or asset based facilities, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. GSBD may also pursue other forms of debt financing, including potentially from the Small Business Administration through a future SBIC subsidiary (subject to regulatory approvals).

Equity Issuances

There were no sales of GSBD common stock during the nine months ended September 30, 2019 nor during the year ended December 31, 2018.

On May 24, 2017, GSBD completed a follow-on offering under GSBD’s shelf registration statement, issuing 3,250,000 shares of GSBD common stock at a public offering price of $22.50 per share. Net of offering and underwriting costs, GSBD received cash proceeds of $69.65 million.

On May 26, 2017, GSBD sold an additional 487,500 shares of GSBD common stock pursuant to the underwriters’ exercise of the option to purchase additional shares GSBD granted in connection with the aforementioned offering. Net of underwriting costs, GSBD received additional cash proceeds of $10.64 million.

There were no sales of GSBD common stock during the year ended December 31, 2016.

Common Stock Repurchase Plans

In February 2016, the GSBD Board authorized GSBD to repurchase up to $25.00 million of GSBD common stock if the stock trades below the most recently announced NAV per share (including any updates, corrections or adjustments publicly announced by GSBD to any previously announced NAV per share), from March 18, 2016 to March 18, 2017, subject to certain limitations. In February 2017, the GSBD Board renewed its authorization of the stock repurchase plan to extend the expiration to March 18, 2018, in

February 2018, again renewed its authorization of the stock repurchase plan to extend the expiration to March 18, 2019 and, in February 2019, again renewed its authorization of the stock repurchase plan to extend the expiration to March 18, 2020.

In connection with this authorization, GSBD entered into a 10b5-1 plan (the “Initial GSBD 10b5-1 Plan”). The Initial GSBD 10b5-1 Plan took effect on March 18, 2016 (with any purchases to commence after the opening of NYSE trading on March 21, 2016), was subsequently renewed and expired on March 18, 2018. GSBD entered into an agreement to renew the Initial GSBD 10b5-1 Plan on May 14, 2018, which was terminated on June 27, 2018 in connection with GSBD’s offering of Convertible Notes described below in “—Convertible Notes.” On June 27, 2018, GSBD entered into an agreement to renew the Initial GSBD 10b5-1 Plan with any purchases pursuant to the agreement to commence on September 25, 2018. The Initial GSBD 10b5-1 Plan expired on March 18, 2019.

In February 2019, the GSBD Board approved the GSBD 10b5-1 Plan, a new common stock repurchase plan that provides for GSBD to repurchase of up to $25.00 million of shares of GSBD common stock if the stock trades below the most recently announced NAV per share, subject to limitations. Under the GSBD 10b5-1 Plan, no purchases will be made if such purchases would (i) cause the aggregate ownership of GSBD’s outstanding stock by Group Inc. and GS & Co. to equal or exceed 25.0% (due to the reduction in outstanding shares of stock as a result of purchase) or (ii) cause GSBD’s Debt/Equity Ratio to exceed the lower of (a) 1.40 or (b) the Maximum Debt/Equity Ratio. In the GSBD 10b5-1 Plan, “Debt/Equity Ratio” means the sum of debt on the Consolidated Statements of Assets and Liabilities and the total notional value of the purchaser’s unfunded commitments divided by 85% of total equity, as of the most recent reported financial statement end date, and “Maximum Debt/Equity Ratio” means the sum of debt on the balance sheet and committed uncalled debt divided by net assets, as of the most recent reported financial statement end date. The GSBD 10b5-1 Plan took effect on March 18, 2019, expires on March 18, 2020 and purchases thereunder will be conducted on a programmatic basis in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act and other applicable securities laws. The GSBD 10b5-1 Plan was temporarily suspended on December 9, 2019 and remains suspended as of the date of this prospectus.

Repurchases of GSBD common stock under the GSBD 10b5-1 Plan or otherwise may result in the price of GSBD common stock being higher than the price that otherwise might exist in the open market. For the three and nine months ended September 30, 2019 and 2018, GSBD did not repurchase any of GSBD common stock pursuant to the Initial GSBD 10b5-1 Plan, the GSBD 10b5-1 Plan or otherwise.

Dividend Reinvestment Plan

Concurrent with the IPO, GSBD adopted a dividend reinvestment plan that provides for reinvestment of all cash distributions declared by the GSBD Board unless a stockholder elects to “opt out” of the plan. As a result, if GSBD Board declares a cash distribution, then the stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of common stock, rather than receiving the cash distribution. Due to regulatory considerations, Group Inc. has opted out of the dividend reinvestment plan, and GS & Co. has opted out of the dividend reinvestment plan in respect of any shares of GSBD common stock acquired through the GSBD 10b5-1 Plan.

The following table summarizes shares distributed pursuant to the dividend reinvestment plan during the nine months ended September 30, 2019 to stockholders who had not opted out of the dividend reinvestment plan.

Date Declared	Record Date	Payment Date	Shares

October 30, 2018	December 31, 2018	January 15, 2019	39,591
February 20, 2019	March 29, 2019	April 15, 2019	35,306
May 7, 2019	June 28, 2019	July 15, 2019	35,408

The following table summarizes shares distributed pursuant to the dividend reinvestment plan during the year ended December 31, 2018 to stockholders who had not opted out of the dividend reinvestment plan.

Date Declared	Record Date	Payment Date	Shares
October 31, 2017	December 29, 2017	January 16, 2018	23,824
February 21, 2018	March 30, 2018	April 16, 2018	20,916
May 1, 2018	June 29, 2018	July 16, 2018	20,644
August 1, 2018	September 28, 2018	October 15, 2018	31,576

The following table summarizes shares distributed pursuant to the dividend reinvestment plan during the year ended December 31, 2017 to stockholders who had not opted out of the dividend reinvestment plan.

Date Declared	Record Date	Payment Date	Shares
November 1, 2016	December 31, 2016	January 17, 2017	11,124

February 22, 2017	March 31, 2017	April 17, 2017	11,202
May 1, 2017	June 30, 2017	July 17, 2017	18,417
August 1, 2017	September 29, 2017	October 16, 2017	20,760

The following table summarizes shares distributed pursuant to the dividend reinvestment plan during the year ended December 31, 2016 to stockholders who had not opted out of the dividend reinvestment plan.

Date Declared	Record Date	Payment Date	Shares
November 3, 2015	December 31, 2015	January 28, 2016	8,206
February 25, 2016	March 31, 2016	April 15, 2016	5,555
May 3, 2016	June 30, 2016	July 15, 2016	8,937
August 2, 2016	September 30, 2016	October 17, 2016	10,288

Contractual Obligations

GSBD has entered into certain contracts under which GSBD has future commitments. Payments under the Current GSBD Investment Management Agreement, pursuant to which GSAM has agreed to serve as GSBD’s investment adviser, are equal to (1) a percentage of value of GSBD’s average gross assets and (2) a two-part incentive fee. Under the GSBD Administration Agreement, pursuant to which State Street has agreed to furnish GSBD with the administrative services necessary to conduct its day-to-day operations, GSBD pays its administrator such fees as may be agreed between GSBD and its administrator that GSBD determines are commercially reasonable in GSBD’s sole discretion. Either party or the stockholders, by a vote of a majority of GSBD’s outstanding voting securities, may terminate the Current GSBD Investment Management Agreement without penalty on at least 60 days’ written notice to the other party. Either party may terminate the GSBD Administration Agreement without penalty upon at least 30 days’ written notice to the other party.

The following table shows GSBD’s contractual obligations as of September 30, 2019:

	Payments Due by Period (in millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
Existing GSBD Credit Facility	$540.05	$–	$–	$540.05	$–
Existing GSBD Credit Facility	€33.75	€–	€–	€33.75	€–
Convertible Notes	$155.00	$–	$155.00	$–	$–

Existing GSBD Credit Facility

On September 19, 2013, GSBD entered into the Existing GSBD Credit Facility. GSBD amended and restated the Existing GSBD Credit Facility on October 3, 2014, November 3, 2015, December 16, 2016, February 21, 2018 and September 17, 2018. On February 27, 2019, GSBD entered into a joinder agreement with MUFG Union Bank, N.A., pursuant to which MUFG Union Bank, N.A. agreed to provide a $100.00 million commitment through the accordion feature in the Existing GSBD Credit Facility. The joinder agreement increased the aggregate commitments under the Existing the GSBD Credit Facility from $695.00 million to $795.00 million.

The aggregate committed borrowing amount under the Existing GSBD Credit Facility is $795.00 million. The Existing GSBD Credit Facility includes an uncommitted accordion feature that allows GSBD, under certain circumstances, to increase the borrowing capacity of the Existing GSBD Credit Facility up to $1,000.00 million.

Borrowings denominated in USD, including amounts drawn in respect of letters of credit, bear interest (at GSBD’s election) of either (i) LIBOR plus a margin of either 1.75% or 2.00%, subject to borrowing base conditions or (ii) an alternative base rate, which is the higher of the Prime Rate, Federal Funds Rate plus 0.50% or overnight LIBOR plus 1.00%, plus either 0.75% or 1.00%, subject to borrowing base conditions. Borrowings denominated in EUR bear interest (at GSBD’s election) or EUR LIBOR plus a margin of either 1.75% or 2.00%, subject to borrowing base conditions. GSBD may elect either the LIBOR, EUR LIBOR, or an alternative base rate at the time of borrowing, and borrowings may be converted from one rate to another at any time, subject to certain conditions. Interest is payable quarterly in arrears. GSBD pays a fee of 0.375% per annum on committed but undrawn amounts under the Existing GSBD Credit Facility, payable quarterly in arrears. Any amounts borrowed under the Existing GSBD Credit Facility will mature, and all accrued and unpaid interest will be due and payable, on February 21, 2023.

The Existing GSBD Credit Facility may be guaranteed by certain of GSBD’s domestic subsidiaries, including any that are formed or acquired by GSBD in the future (collectively, the “Guarantors”). Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

GSBD’s obligations to the lenders under Existing GSBD Credit Facility are secured by a first priority security interest in substantially all of GSBD’s portfolio of investments and cash, with certain exceptions. The Existing GSBD Credit Facility contains certain covenants, including: (i) maintaining a minimum shareholder’s equity of $500.00 million plus 25% of net proceeds of the sale of equity interests after February 21, 2018, (ii) maintaining a minimum asset coverage ratio of at least 150%, (iii) maintaining a minimum asset coverage ratio of 200% with respect to consolidated assets (with certain limitations on the contribution of equity in financing subsidiaries as specified therein) of GSBD and GSBD’s subsidiary guarantors to the secured debt of GSBD and its subsidiary guarantors, (iv) maintaining a minimum Company net worth of at least $350.00 million, (v) maintaining a minimum liquidity test of at least 10% of the covered debt amount during any period when the adjusted covered debt balance is greater than 90% of the adjusted borrowing base, as defined in the Existing GSBD Credit Facility, and (vi) complying with restrictions on industry concentrations in GSBD’s investment portfolio. GSBD is in compliance with these covenants.

The Existing GSBD Credit Facility also includes customary representations and warranties, conditions precedent to funding of draws and events of default.

Convertible Notes

On October 3, 2016, GSBD closed an offering of $115.00 million aggregate principal amount of unsecured Convertible Notes, which included $15.00 million aggregate principal amount issued pursuant to the initial purchasers’ exercise in full of an over-allotment option (the “Initial Convertible Notes”). The sale of the Initial Convertible Notes generated net proceeds of approximately $110.90 million. GSBD used the net proceeds of the offering to pay down debt under the Existing GSBD Credit Facility.

On July 2, 2018, GSBD closed an offering of $40.00 million aggregate additional principal amount (the “Additional Convertible Notes”). The Additional Convertible Notes have identical terms, are fungible and are part of the Initial Convertible Notes. The sale of the Additional Convertible Notes generated net proceeds of approximately $38.57 million. GSBD used the net proceeds of the offering to pay down debt under the Existing GSBD Credit Facility.

The Convertible Notes were issued pursuant to an indenture between GSBD and Wells Fargo Bank, National Association, as Trustee. Wells Fargo Bank, National Association and/or its affiliates provide bank lending and distribution services to certain Goldman Sachs funds. The Convertible Notes bear interest at a rate of 4.50% per year, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2017. The Convertible Notes will mature on April 1, 2022, unless repurchased or converted in accordance with their terms prior to such date. In certain circumstances, the Convertible Notes will be convertible into cash, shares of GSBD common stock or a combination of cash and shares of GSBD common stock, based on an initial conversion rate of 40.8397 shares of GSBD common stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $24.49 per share of common stock, subject to customary anti-dilution adjustments and the other terms of the indenture governing the Convertible Notes. The conversion price is approximately 10.0% above the $22.26 per share closing price of GSBD common stock on September 27, 2016 and 16.7% above the $20.99 per share closing price of GSBD common stock on June 26, 2018. GSBD will not have the right to redeem the Convertible Notes prior to maturity.

Holders may convert their notes at their option at any time prior to the close of business on the business day immediately preceding October 1, 2021 only under the following circumstances: (1) during any calendar quarter, if the last reported sales price of GSBD common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sales price of GSBD common stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. On or after October 1, 2021, until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the occurrence or nonoccurrence of any of the foregoing circumstances.

The Convertible Notes are accounted for in accordance with Accounting Standards Codification (“ASC”) Topic 470-20, Debt with Conversion and Other Options. Upon conversion of any of the Convertible Notes, GSBD intends to pay the outstanding principal amount in cash and, to the extent that the conversion value exceeds the principal amount, GSBD has the option to pay the excess amount in cash or shares of GSBD common stock (or a combination of cash and shares), subject to the requirements of the indenture governing the Convertible Notes. GSBD has determined that the embedded conversion options in the Convertible Notes are not required to be separately accounted for as derivatives under ASC 815, Derivatives and Hedging. At the time of issuance the values of the debt and equity components of the Initial Convertible Notes and Additional Convertible Notes were approximately 99.4% and 0.6%, and 97.9% and 2.1%, respectively.

The OID equal to the equity component of the Convertible Notes was recorded in “paid-in capital in excess of par” in the accompanying Consolidated Statements of Assets and Liabilities. GSBD records interest expense comprised of both stated interest and amortization of the OID. At the time of issuance, the equity components of the Initial Convertible Notes and the Additional Convertible Notes were $0.74 million and $0.84 million, respectively. Additionally, the issuance costs associated with the Convertible Notes were allocated to the debt and equity components in proportion to the allocation of the values at the time of issuance and accounted for as debt issuance costs and equity issuance costs, respectively.

Hedging

Subject to applicable provisions of the 1940 Act and applicable CFTC regulations, GSBD may enter into hedging transactions in a manner consistent with SEC guidance. To the extent that any of GSBD’s loans are denominated in a currency other than U.S. dollars, GSBD may enter into currency hedging contracts to reduce GSBD’s exposure to fluctuations in currency exchange rates. GSBD may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in settling them, if any, will be borne by GSBD. GSAM has claimed relief from CFTC registration and regulation as a commodity pool operator pursuant to CFTC Rule 4.5 with respect to GSBD’s operations, with the result that GSBD will be limited in its ability to use futures contracts or options on futures contracts or engage in swap transactions. Specifically, CFTC Rule 4.5 imposes strict limitations on using such derivatives other than for hedging purposes, whereby the use of derivatives not used solely for hedging purposes is generally limited to situations where (i) the aggregate initial margin and premiums required to establish such positions does not exceed five percent of the liquidation value of GSBD’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; or (ii) the aggregate net notional value of such derivatives does not exceed 100% of the liquidation value of GSBD’s portfolio. Moreover, GSBD anticipates entering into transactions involving such derivatives to a very limited extent solely for hedging purposes or otherwise within the limitations of CFTC Rule 4.5.

Off-Balance Sheet Arrangements

GSBD may become a party to investment commitments and to financial instruments with off-balance sheet risk in the normal course of GSBD’s business to fund investments and to meet the financial needs of its portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet.

As of September 30, 2019, GSBD believed that it had adequate financial resources to satisfy its unfunded commitments. As of September 30, 2019 and December 31, 2018, GSBD’s unfunded commitments to provide funds to portfolio companies were as follows:

	As of
	September 30, 2019	December 31, 2018
	(in millions)
Unfunded Commitments
First Lien/Senior Secured Debt	$91.00	$94.40
Second Lien/Senior Secured Debt	2.38	2.35

Total	$93.38	$96.75

Recent Developments

On October 30, 2019, the GSBD Board declared a quarterly distribution of $0.45 per share payable on January 15, 2020 to holders of record as of December 31, 2019.

Critical Accounting Policies

GSBD’s discussion and analysis of its financial condition and results of operations is based upon its consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, GSBD’s critical accounting policies are further described in the notes to the consolidated financial statements.

Valuation of Portfolio Investments

As a BDC, GSBD conducts the valuation of its assets, pursuant to which its NAV is determined, consistent with GAAP and the 1940 Act. The GSBD Board, with the assistance of the GSBD Audit Committee, determines the fair value of GSBD’s assets within the meaning of the 1940 Act, on at least a quarterly basis, in accordance with the terms of ASC 820.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same – to estimate the price if an orderly transaction to sell the asset or transfer the liability were to take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instruments and their specific characteristics. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, generally will have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities.

The three-level hierarchy for fair value measurement is defined as follows:

Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

Level 2—inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The type of financial instruments in this category includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given financial instrument is based on the lowest level of input that is significant to the fair value measurement. GSBD’s assessment of the significance of a particular input to the fair value measurement requires judgment and considers factors specific to the financial instrument.

Currently, the majority of GSBD’s investments fall within Level 3 of the fair value hierarchy. GSBD does not expect that there will be readily available market values for most of the investments that are in GSBD’s portfolio, and GSBD values such investments at fair value as determined in good faith by or under the direction of the GSBD Board using a documented valuation policy, described below, and a consistently applied valuation process.

The factors that may be taken into account in pricing GSBD’s investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, and the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. Available current market data are considered such as applicable market yields and multiples of publicly traded securities, comparison of financial ratios of peer companies, and changes in the interest rate environment and the credit markets that may affect the price at which similar investments would trade in their principal market, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, GSBD considers the pricing indicated by the external event to corroborate or revise its valuation.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the GSBD Board contemplates a multi-step valuation process each quarter, as described below:

1.	GSBD’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of GSAM responsible for the portfolio investment;
2.

The GSBD Board also engages Independent Valuation Advisors to provide independent valuations of the investments for which market quotations are not readily available, or are readily available but deemed not reflective of the fair value of an investment. The Independent Valuation Advisors independently value such investments using quantitative and qualitative information provided by the investment professionals of GSAM as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The Independent Valuation Advisors also provide analyses to support their valuation methodology and calculations. The Independent Valuation Advisors provide an opinion on a final range of values on such investments to the GSBD Board or the GSBD Audit Committee. The Independent Valuation Advisors define fair value in accordance with ASC 820 and utilize valuation approaches including the market approach, the income approach or both. A portion of the portfolio is reviewed on a quarterly basis, and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, are reviewed at least annually by an Independent Valuation Advisor;

3.

The Independent Valuation Advisors’ preliminary valuations are reviewed by GSAM and VOG, a team that is part of the Controllers Department within the Finance Division of Goldman Sachs. The Independent Valuation Advisors’ ranges are compared to GSAM’s valuations to ensure GSAM’s valuations are reasonable. VOG presents the valuations to the Private Investment Valuation and Side Pocket Working Group of the Investment Management Division Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment making decision process;

4.	The Investment Management Division Valuation Committee ratifies fair valuations and makes recommendations to the GSBD Audit Committee;
5.

The GSBD Audit Committee reviews valuation information provided by the Investment Management Division Valuation Committee, GSAM and the Independent Valuation Advisors. The GSBD Audit Committee then assesses such valuation recommendations; and

6.

The GSBD Board discusses the valuations and, within the meaning of the 1940 Act, determines the fair value of GSBD’s investments in good faith, based on the input of GSAM, the Independent Valuation Advisors and the GSBD Audit Committee.

Investment Transactions and Related Investment Income

GSBD records its investment transactions on a trade date basis, which is the date when GSBD assumes the risks for gains and losses related to that instrument. Realized gains and losses are based on the specific identification method. Dividend income on common equity investments is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Interest income and dividend income are presented net of withholding tax, if any. Accretion of discounts and amortization of premiums, which are included in interest income and expense, are recorded over the life of the underlying instrument using the effective interest method.

Fair value generally is based on quoted market prices, broker or dealer quotations, or alternative price sources. In the absence of quoted market prices, broker or dealer quotations, or alternative price sources, investments in securities are measured at fair value as determined by GSAM and/or by one or more independent third parties.

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. For additional information, see Note 2 “Significant Accounting Policies” to GSBD’s consolidated financial statements included in this prospectus.

Non-Accrual Status

Investments are placed on non-accrual status when it is probable that principal, interest or dividends will not be collected according to the contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. GSBD may make exceptions to this treatment if the investment has sufficient collateral value and is in the process of collection. As of September 30, 2019, GSBD had certain investments held in three portfolio companies on non-accrual status, which represented 1.4% and 1.0% of the total investments (excluding GSBD’s investment in a money market fund, if any, managed by an affiliate of Group Inc.) at amortized cost and at fair value, respectively. As of December 31, 2018, GSBD had certain investments held in three portfolio companies on non-accrual status, which represented 8.3% and 7.0% of the total investments (excluding GSBD’s investment in a money market fund, if any, managed by an affiliate of Group Inc.) at amortized cost and at fair value, respectively.

Distribution Policy

GSBD intends to pay quarterly distributions to its stockholders out of assets legally available for distribution. Future quarterly distributions, if any, will be determined by the GSBD Board. All distributions will be subject to lawfully available funds therefor, and no assurance can be given that GSBD will be able to declare distributions in future periods.

GSBD has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with GSBD’s taxable year ended December 31, 2013. To maintain GSBD’s tax treatment as a RIC, GSBD must, among other things, timely distribute to its stockholders at least 90% of its investment company taxable income for each taxable year. GSBD intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that GSBD may retain certain net capital gains for reinvestment and carry forward taxable income for distribution in the following year and pay any applicable tax. The distributions GSBD pays to its stockholders in a year may exceed GSBD’s net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of GSBD’s distributions will be reported to stockholders after the end of the calendar year. Stockholders should read carefully any written disclosure regarding a distribution from GSBD and should not assume that the source of any distribution is GSBD’s net ordinary income or capital gains.

GSBD has adopted an “opt out” dividend reinvestment plan for GSBD common stockholders. As a result, if the GSBD Board declares a cash distribution, each stockholder that has not “opted out” of GSBD’s dividend reinvestment plan will have its distribution automatically reinvested in additional shares of GSBD common stock rather than receiving the cash distribution. Stockholders who receive distributions in the form of shares of common stock will generally be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions; however, since their cash distributions will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes. Due to regulatory considerations, Group Inc. has opted out of the dividend reinvestment plan, and GS & Co. has opted out of the dividend reinvestment plan in respect of any shares of GSBD common stock acquired through the GSBD 10b5-1 Plan.

Federal Income Taxes

As a RIC, GSBD generally will not be required to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that GSBD timely distributes to its stockholders as dividends. To maintain GSBD’s RIC status, GSBD must meet specified source-of-income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income for each year. Depending upon the level of taxable income earned in a year, GSBD may choose to carry forward taxable income for distribution in the following year and pay any applicable tax. GSBD generally will be required to pay a U.S. federal excise tax if GSBD’s distributions during a calendar year do not exceed the sum of (1) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

BUSINESS OF GOLDMAN SACHS BDC, INC.

The following is a discussion of GSBD’s business. MMLC’s business is substantially similar to the business of GSBD.

GSBD is a specialty finance company focused on lending to middle-market companies. GSBD is a closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, GSBD has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with GSBD’s taxable year ended December 31, 2013. From GSBD’s formation in 2012 through September 30, 2019, GSBD has originated more than $3.53 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits and repayments. GSBD seeks to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche, including last-out portions of such loans, second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

“Unitranche” loans are first lien loans that may extend deeper in a company’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority between different lenders in the unitranche loan. In a number of instances, GSBD may find another lender to provide the “first-out” portion of such loan and retain the “last-out” portion of such loan, in which case, the “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that GSBD would continue to hold. In exchange for the greater risk of loss, the “last-out” portion generally earns a higher interest rate than the “first-out” portion. GSBD uses the term “mezzanine” to refer to debt that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. GSBD may make multiple investments in the same portfolio company.

GSBD invests primarily in U.S. middle-market companies, which GSBD believes are underserved by traditional providers of capital such as banks and the public debt markets. In describing GSBD’s business, GSBD generally uses the term “middle-market companies” to refer to companies with between $5 million and $200 million of annual EBITDA excluding certain one-time, and non-recurring items that are outside the operations of these companies. However, GSBD may from time to time invest in larger or smaller companies. GSBD generates revenues primarily through receipt of interest income from the investments GSBD holds. In addition, GSBD generates income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to GSBD, unless, to the extent required by applicable law or exemptive relief therefrom, GSBD only receives its allocable portion of such fees when invested in the same portfolio company as another Account. The companies in which GSBD invests use its capital for a variety of purposes, including to support organic growth, fund acquisitions, make capital investments or refinance indebtedness.

Available Information

GSBD files with or submits to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. GSBD maintains a website at www.goldmansachsbdc.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Information contained on GSBD’s website is not incorporated by reference into this prospectus, and you should not consider information contained on GSBD’s website to be part of this prospectus or any other report GSBD files with the SEC. You may also obtain such information by contacting GSBD, in writing at: 71 S Wacker Drive, Suite 500, Chicago, Illinois 60606, or by telephone (collect) at (312) 655-4702. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information filed electronically by GSBD with the SEC. Copies of these reports, proxy and information statements and other information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Strategy

GSBD’s origination strategy focuses on leading the negotiation and structuring of the loans or securities in which GSBD invests and holding the investments in its portfolio to maturity. GSBD generally seeks to control or obtain significant influence over the rights of investors in the loan or security, including in cases where there are multiple investors. GSBD generally seeks to make investments that have maturities between three and ten years and range in size between $10 million and $75 million, although GSBD may make larger or smaller investments on occasion.

Investment Portfolio

As of September 30, 2019 and December 31, 2018, GSBD’s portfolio (excluding its investment in a money market fund, if any, managed by an affiliate of Group Inc.) consisted of the following:

	September 30, 2019		December 31, 2018
Investment Type	Cost	Fair Value	Cost	Fair Value
	(in thousands)
First Lien/Senior Secured Debt	$1,051,036	$1,036,750	$738,626	$729,604
First Lien/Last-Out Unitranche	35,312	35,290	114,004	106,879
Second Lien/Senior Secured Debt	271,461	251,245	411,551	391,931
Unsecured Debt	7,047	7,047	6,711	6,697
Preferred Stock	41,664	49,709	16,851	21,534
Common Stock	67,882	50,114	37,815	22,343
Investment Funds & Vehicles(1)	–	–	100,000	96,456
Total Investments	$1,474,402	$1,430,155	$1,425,558	$1,375,444
(1)	Includes equity investment in the Senior Credit Fund as of December 31, 2018.

As of September 30, 2019, GSBD’s portfolio consisted of 199 investments in 102 portfolio companies across 35 different industries. The largest industries in GSBD’s portfolio, based on fair value as of September 30, 2019, were Health Care Providers & Services, Software, Internet Software & Services and Health Care Technology, which represented 11.4%, 8.3%, 7.3% and 6.3%, respectively, of GSBD’s portfolio at fair value.

As of September 30, 2019, on a fair value basis, approximately 2.1% of GSBD’s performing debt investments bore interest at a fixed rate (including income producing preferred stock investments), and approximately 97.9% of GSBD’s performing debt investments bore interest at a floating rate, which was primarily LIBOR plus a spread.

The geographic composition of GSBD’s portfolio at fair value as of September 30, 2019 was United States 95.6%, Canada 2.7%, Ireland 1.3%, Germany 0.3% and Singapore 0.1%.

As of December 31, 2018, GSBD’s portfolio consisted of 136 investments in 72 portfolio companies across 33 different industries. The largest industries in GSBD’s portfolio, based on fair value as of December 31, 2018, were Software, Health Care Providers & Services, Investment Funds & Vehicles and Distributors, which represented 11.5%, 8.0%, 7.0% and 5.8%, respectively, of GSBD’s portfolio at fair value.

As of December 31, 2018, on a fair value basis, approximately 3.4% of GSBD’s performing debt investments bore interest at a fixed rate (including income producing preferred stock investments), and approximately 96.6% of GSBD’s performing debt investments bore interest at a floating rate, which was primarily LIBOR plus a spread.

The geographic composition of GSBD’s portfolio at fair value as of December 31, 2018 was United States 97.9%, Ireland 1.4%, Germany 0.6% and Singapore 0.1%.

As of September 30, 2019 and December 31, 2018, the weighted average yield by asset type of GSBD’s total portfolio (excluding its investment in a money market fund managed by an affiliate of Group Inc.), at amortized cost and fair value, was as follows:

	September 30, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Weighted Average Yield(1)
First Lien/Senior Secured Debt(2)	8.7%	9.1%	10.4%	11.0%
First Lien/Last-Out Unitranche(2) (3)	10.2	10.2	6.0	6.5
Second Lien/Senior Secured Debt(2)	9.8	11.3	9.7	10.4
Unsecured Debt(2)	11.7	11.7	11.7	11.9
Preferred Stock(4)	–	–	–	–
Common Stock(4)	–	–	–	–
Investment Funds & Vehicles(5)	–	–	11.2	11.4
Total Portfolio	8.3%	8.9%	9.5%	10.1%
(1)	The weighted average yield of GSBD’s portfolio does not represent the total return to its stockholders.
(2)

Computed based on (a) the annual actual interest rate or yield earned plus amortization of fees and discounts on the performing debt and other income producing investments as of the reporting date, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively. This calculation excludes exit fees that are receivable upon repayment of certain loan investments.

(3)	The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments.
(4)

Computed based on (a) the stated coupon rate, if any, for each income-producing investment, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively.

(5)

Computed based on (a) the net investment income earned from the Senior Credit Fund for the respective trailing twelve months ended on the measurement date, which may include dividend income and loan origination and structuring fees, divided by (b) GSBD’s average member’s equity at cost and fair value, adjusted for equity contributions.

As of September 30, 2019, the total portfolio weighted average yield measured at amortized cost and fair value was 8.3% and 8.9%, respectively, which decreased from 9.5% and 10.1%, respectively, at December 31, 2018. The decrease in weighted average yield at amortized cost and fair value was primarily driven by the decrease in LIBOR on GSBD’s variable rate secured debt investments and receipt of GSBD’s pro rata portion of senior secured loans from the liquidation and dissolution of the Senior Credit Fund. As of September 30, 2019, the senior secured loans received had a weighted average yield at amortized cost and fair value of 7.9% and 9.8%, respectively. In addition, the increase in the first lien/last-out unitranche weighted average yield at amortized cost and fair value was primarily driven by the exit from GSBD’s investments in NTS Communications, Inc.

The following table presents certain selected information regarding GSBD’s investment portfolio (excluding its investment in a money market fund, if any, managed by an affiliate of Group Inc.) as of September 30, 2019 and December 31, 2018:

	September 30, 2019	December 31, 2018
Number of portfolio companies(1)	102	72
Percentage of performing debt bearing a floating rate(2)	97.9%	96.6%
Percentage of performing debt bearing a fixed rate(2)(3)	2.1%	3.4%
Weighted average yield on debt and income producing investments, at amortized cost(4)	9.1%	10.9%
Weighted average yield on debt and income producing investments, at fair value(4)	9.7%	11.3%
Weighted average leverage (net debt/EBITDA)(5)	5.4x	5.6x
Weighted average interest coverage(5)	2.4x	2.2x
Median EBITDA(5)	$37.74 million	$26.87 million

(1)	As of December 31, 2018, includes the Senior Credit Fund as a single portfolio company.
(2)	Measured on a fair value basis. Excludes investments, if any, placed on non-accrual.
(3)	Includes income producing preferred stock investments.
(4)

Computed based on (a) the annual actual interest rate or yield earned plus amortization of fees and discounts on the performing debt and other income producing investments as of the reporting date, divided by (b) the total performing debt and other income producing investments (excluding investments on non-accrual).

(5)

For a particular portfolio company, GSBD calculates the level of contractual indebtedness net of cash (“net debt”) owed by the portfolio company and compares that amount to measures of cash flow available to service the net debt. To calculate net debt, GSBD includes debt that is both senior and pari passu to the tranche of debt owned by GSBD but excludes debt that is legally and contractually subordinated in ranking to the debt owned by GSBD. GSBD believes this calculation method assists in describing the risk of GSBD’s portfolio investments, as it takes into consideration contractual rights of repayment of the tranche of debt owned by GSBD relative to other senior and junior creditors of a portfolio company. GSBD typically calculates cash flow available for debt service at a portfolio company by taking EBITDA for the trailing twelve month period. Weighted average net debt to EBITDA is weighted based on the fair value of GSBD’s debt investments and excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue. The weighted average net debt to EBITDA calculation for GSBD as of December 31, 2018 includes its exposure to underlying debt investments in the Senior Credit Fund.

For a particular portfolio company, GSBD also calculates the level of contractual interest expense owed by the portfolio company, and compares that amount to EBITDA (“interest coverage ratio”). GSBD believes this calculation method assists in describing the risk of GSBD’s portfolio investments, as it takes into consideration contractual interest obligations of the portfolio company. Weighted average interest coverage is weighted based on the fair value of GSBD’s performing debt investments, including GSBD’s exposure to underlying debt investments in the Senior Credit Fund and excluding investments where interest coverage may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Median EBITDA is based on GSBD’s debt investments, including its exposure to underlying debt investments in the Senior Credit Fund (as of December 31, 2018) and excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the reported end date. Statistics of the portfolio companies have not been independently verified by GSBD and may reflect a normalized or adjusted amount. As of September 30, 2019 and December 31, 2018, investments where net debt to EBITDA may not be the appropriate measure of credit risk represented 23.0% and 18.3%, respectively, of total debt investments, including as of December 31, 2018, GSBD’s investment in the Senior Credit Fund, at fair value. Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the respective reported end date. Portfolio company statistics have not been independently verified by GSBD and may reflect a normalized or adjusted amount.

Floating rates are primarily LIBOR plus a spread.

The following table shows the amortized cost of GSBD’s performing and non-accrual investments as of September 30, 2019 and December 31, 2018:

	As of
	September 30, 2019		December 31, 2018
	Amortized Cost	Percentage of Total Portfolio at Amortized Cost	Amortized Cost	Percentage of Total Portfolio at Amortized Cost
	(in millions)		(in millions)
Performing	$1,453.97	98.6%	$1,306.55	91.7%
Non-accrual	20.43	1.4	119.01	8.3

Total Investments	$1,474.40	100.0%	$1,425.56	100.0%

Investments are placed on non-accrual status when it is probable that principal, interest or dividends will not be collected according to the contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. GSBD may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

Corporate Structure

GSBD was formed as a private fund in September 2012 and commenced operations in November 2012, using seed capital contributions GSBD received from Group Inc. In March 2013, GSBD elected to be treated as a BDC. GSBD has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with GSBD’s taxable year ended December 31, 2013. On March 18, 2015, GSBD’s common stock began trading on NYSE under the symbol “GSBD”. On March 23, 2015, GSBD closed its initial public offering, issuing 6,000,000 shares of common stock at a public offering price of $20.00 per share. Net of offering and underwriting costs, GSBD received cash proceeds of $114.57 million. On April 21, 2015, GSBD issued an additional 900,000 shares of GSBD’s common stock pursuant to the exercise of the underwriters’ over-allotment option in connection with the initial public offering. On May 24, 2017, GSBD sold 3,250,000 shares of GSBD’s common stock at a public offering price of $22.50 per share. Net of underwriting costs and offering expenses, GSBD received cash proceeds of $69.65 million. On May 26, 2017, GSBD issued an additional 487,500 shares of GSBD’s common stock pursuant to the underwriters’ exercise of the option to purchase additional shares that GSBD granted in connection with the May 24, 2017 sale of GSBD’s common stock. Net of underwriting costs, GSBD received additional cash proceeds of $10.64 million. As a result of the conversion from a Delaware limited liability company to a Delaware corporation, subsequent share repurchases, the initial public offering and the follow-on equity offering completed in May 2017, as of September 30, 2019, Group Inc. owned approximately 16.07% of GSBD’s common stock.

GSAM

GSAM serves as GSBD’s investment adviser and has been registered as an investment adviser with the SEC since 1990. Subject to the supervision of the GSBD Board, a majority of which is made up of independent directors (including an independent Chairman), GSAM manages GSBD’s day-to-day operations and provides GSBD with investment advisory and management services and certain administrative services. GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of Group Inc. and an affiliate of GS & Co. Founded in 1869, Group, Inc. is a publicly-held FHC and a leading global investment banking, securities and investment management firm. As of September 30, 2019, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.6 trillion.

The GSAM Private Credit Group

The Private Credit Group of GSAM (the “GSAM Private Credit Group”) is responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, negotiating and structuring GSBD’s investments and monitoring and servicing its investments. The GSAM Private Credit Group was comprised of 25 investment professionals, as of September 30, 2019, all of whom are dedicated to GSBD’s investment strategy and other funds that share a similar investment strategy with GSBD. The GSAM Private Credit Group sits with a broader team known as the “GSAM Credit Alternatives Team” which has additional responsibilities other than those relating to GSBD. In addition, GSAM has risk management, legal, accounting, tax, information technology and compliance personnel, among others, who provide services to GSBD. GSBD benefits from the expertise provided by these personnel in GSBD’s operations.

The GSAM Private Credit Group is dedicated primarily to private corporate credit investment opportunities in North America and utilizes a bottom-up, fundamental research approach to lending. The senior members of the GSAM Private Credit Group have been working together since 2006 and have an average of over 15 years of experience in leveraged finance and private transactions.

All investment decisions are made by the Investment Committee, which currently consists of five voting members: Brendan McGovern, Jon Yoder, David Yu, Jordan Walter and Michael Mastropaolo, as well as three non-voting members with operational and/or legal expertise. The Investment Committee is responsible for approving all of GSBD’s investments. The Investment Committee also monitors investments in GSBD’s portfolio and approves all asset dispositions. GSBD expects to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. The voting members of the Investment Committee collectively have over 50 years of experience in middle-market investment and activities related to middle-market investing. The membership of the Investment Committee may change from time to time.

Allocation of Opportunities

GSBD’s investment objectives and investment strategies are similar to those of other Accounts, and an investment appropriate for GSBD may also be appropriate for those Accounts. This creates potential conflicts in allocating investment opportunities among GSBD and such other Accounts, particularly in circumstances where the availability of such investment opportunities is limited, where the liquidity of such investment opportunities is limited or where co-investments by GSBD and other Accounts are not permitted under applicable law.

GSBD is prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the GSBD Independent Directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of GSBD’s outstanding voting securities is its affiliate for purposes of the 1940 Act, and GSBD is generally prohibited from buying or selling any assets from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of the Independent Directors. GSAM and its affiliates, including persons that control, or are under common control with, GSBD or GSAM, are also considered GSBD’s affiliates under the 1940 Act, and GSBD is generally prohibited from buying or selling any assets from or to, or entering into “joint” transactions with, such affiliates without exemptive relief from the SEC.

Subject to applicable law, GSBD may invest alongside Goldman Sachs and its Accounts. In certain circumstances, negotiated co-investments by GSBD and other Accounts may be made only pursuant to an order from the SEC permitting GSBD to do so. Together with GSAM, GS PMMC and MMLC, GSBD applied for and received an exemptive order from the SEC that permits GSBD to participate in negotiated co-investment transactions with certain affiliates (including the other GS BDCs), each of whose investment adviser is GSAM. After the date of the exemptive order, co-investments may be made subject to certain conditions, including that co-investments are made in a manner consistent with GSBD’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the exemptive relief and the co-investments are allocated fairly among participants. As a result of such order, there could be significant overlap in GSBD’s investment portfolio and the investment portfolios of the other GS BDCs and/or other Accounts. If GSAM identifies an investment and GSBD is unable to rely on its exemptive relief for that particular opportunity, GSAM will be required to determine which Accounts should make the investment at the potential exclusion of other Accounts. In such circumstances, GSAM will adhere to its investment allocation policy in order to determine the Account to which to allocate the opportunity. The policy currently provides that GSAM allocate opportunities through a rotation system or in such other manner as GSAM determines to be equitable. Accordingly, it is possible that GSBD may not be given the opportunity to participate in investments made by other Accounts.

GSBD may also invest alongside other Accounts advised by GSAM and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, GSBD may invest alongside such Accounts consistent with guidance promulgated by the staff of the SEC permitting GSBD and such other Accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met. GSBD may also invest alongside GSAM’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of GSAM.

To address these potential conflicts, GSAM has developed allocation policies and procedures that provide that personnel of GSAM making portfolio decisions for Accounts will make purchase and sale decisions and allocate investment opportunities among Accounts consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed outside of the GSAM Private Credit Group are generally viewed separately for allocation purposes. There will be cases where certain Accounts receive an allocation of an investment opportunity when GSBD does not and vice versa.

In some cases, due to information barriers that are in place, other Accounts may compete with GSBD for specific investment opportunities without being aware that they are competing against each other. Goldman Sachs has a conflicts system in place above these information barriers to identify potential conflicts early in the process and determine if an allocation decision needs to be made. If the conflicts system detects a potential conflict, the legal and compliance departments of Goldman Sachs assess investment opportunities to determine whether a particular investment opportunity is required to be allocated to a particular Account (including GSBD) or is prohibited from being allocated to a particular Account. Subject to a determination by the legal and compliance departments (if applicable), portfolio management teams are then charged with ensuring that investment opportunities are allocated to the appropriate Account.

Personnel of GSAM involved in decision-making for Accounts may make allocation related decisions for GSBD and other Accounts by reference to one or more factors, including: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the applicable Accounts; limits on GSAM’s brokerage discretion; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of different Accounts that have similar strategies. In addition, in some cases GSAM may make investment recommendations to Accounts where the Accounts make the investment independently of GSAM, which may result in a reduction in the availability of the investment opportunity for other Accounts (including GSBD) irrespective of GSAM’s policies regarding allocation of investments.

GSAM, including the GSAM Credit Alternatives Team, may, from time to time, develop and implement new trading strategies or seek to participate in new investment opportunities and trading strategies. These opportunities and strategies may not be employed in all Accounts or may be employed pro rata among Accounts, even if the opportunity or strategy is consistent with the objectives of such Accounts.

During periods of unusual market conditions, GSAM may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

GSBD may or may not receive opportunities referred by Goldman Sachs businesses and affiliates, but in no event does GSBD have any rights with respect to such opportunities. Subject to applicable law, including the 1940 Act, such opportunities or any portion thereof may be offered to other Accounts, Goldman Sachs, all or certain investors in GSBD, or such other persons or entities as determined by Goldman Sachs in its sole discretion. GSBD will have no rights and will not receive any compensation related to such opportunities. Certain of such opportunities may be referred to GSBD by employees or other personnel of GS & Co., or by third-parties. If GSBD invests in any such opportunities, GS & Co. or such third-parties may be entitled, to the extent permitted by applicable law, including the limitations set forth in Section 57(k) of the 1940 Act, to compensation from GSBD or from the borrowers in connection with such investments. Any compensation GSBD pays in connection with such referrals will be an operating expense and will accordingly be borne by GSBD (and will not serve to offset any management fee or incentive fee payable to GSAM).

In connection with certain of GSBD’s investments, following GSAM’s determination that the appropriate portion of an applicable investment opportunity has been offered to GSBD and other Accounts in accordance with GSAM’s allocation policy and applicable legal requirements, including the 1940 Act and, if applicable, the terms of the SEC exemptive order on co-investments disclosed herein (collectively, “Applicable Law”), GSBD and/or GSAM may have the opportunity to offer all or a portion of the excess amounts of such investment opportunity to other persons or entities. These opportunities include, for example, where GSAM has determined that while it is in GSBD’s best interests to acquire the full amount of an investment available to it if the alternative is to not make the investment at all, it is further in GSBD’s best interests of, due to diversification, portfolio management, leverage management, investment profile, risk tolerance or other exposure guidelines or limitations, cash flow or other considerations, for GSBD to hold less economic exposure to the investment than such full amount. Subject to Applicable Law, such opportunities may be structured as an investment alongside GSBD or as a purchase of a portion of the investment from GSBD (through a syndication, participation or otherwise).

In all cases, subject to Applicable Law, GSAM has broad discretion in determining to whom and in what relative amounts to offer such opportunities, and factors GSAM may take into account, in its sole discretion, include whether such potential recipient is able to assist or provide a benefit to GSBD in connection with the potential transaction or otherwise, whether GSAM believes the potential recipient is able to execute a transaction quickly, whether the potential recipient is expected to provide expertise or other advantages in connection with a particular investment, whether GSAM is aware of such potential recipient’s expertise or interest in these types of opportunities generally or in a subset of such opportunities or, the potential recipient’s target investment sizing. Recipients of these opportunities may, in accordance with Applicable Law, include one or more investors in GSBD, one or more investors in other Accounts managed by the GSAM Credit Alternatives Team, clients or potential clients of Goldman Sachs, or funds or Accounts established for any such persons. These opportunities may give rise to potential conflicts of interest. These opportunities will be offered to the recipients thereof on such terms as GSAM determines in its sole discretion, subject to Applicable Law, including on a no-fee basis or at prices higher or lower than those paid by GSBD. As a result of these and other reasons, returns with respect to an opportunity may exceed investors’ returns with respect to GSBD’s investment in the same opportunity.

Market Opportunity

The GSAM Private Credit Group believes there is an attractive investment opportunity to invest in U.S. middle-market companies. Specifically:

The middle-market represents a large target market opportunity. According to the National Center for the Middle Market and the CIA World Factbook, the U.S. middle market is comprised of approximately 200,000 companies that represent approximately 33% of the private sector gross domestic product, employing approximately 47.9 million people.2 The GSAM Private Credit Group believes that there is an attractive investment environment for GSBD to provide loans to U.S. middle market companies.

There have been secular changes in ownership structures of middle-market companies. The GSAM Private Credit Group has observed a transformation in the ownership structures of private and public companies. The number of U.S. private-equity companies is at its highest level since 2000. Conversely, the number of listed U.S. domestic companies has dramatically declined over the same time period, yet the average market capitalization of listed U.S. companies has grown. The GSAM Private Credit Group believes that this has resulted in a shift in the ownership of middle-market companies and thus creating a larger market opportunity for GSBD to provide debt capital to the companies that GSBD expects to target.

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There is a large amount of un-invested private equity capital for middle-market companies. There is a large amount of un-invested private equity capital for North America buyout funds. The GSAM Private Credit Group believes this creates additional capacity for GSBD as the GSAM Private Credit Group expects private equity firms will seek to leverage their investments by combining equity capital with debt capital.

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Changes in business strategy by banks have further reduced the supply of capital to middle-market companies. The trend of consolidation of regional banks into money center banks has reduced the focus of these businesses on middle-market lending. Money center banks traditionally focus on lending and providing other services to large corporate clients to whom they can deploy larger amounts of capital more efficiently. The GSAM Private Credit Group believes that this has resulted in fewer bank lenders to U.S. middle-market companies and reduced the availability of debt capital to the companies that GSBD expects to target.

2         Estimate for 2019 by the National Center for the Middle Market, which defined middle market as companies with annual revenue of $10 million—$1 billion.

See http://www.middlemarketcenter.org (relying on data from the CIA World Factbook, available at https://www.cia.gov/library/publications/the-world-factbook/).

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The capital markets have been unable to fill the void in middle-market finance left by banks. While underwritten bond and syndicated loan markets have been robust in recent years, middle-market companies are rarely able to access these markets as participants are generally highly focused on the liquidity characteristics of the bond or loan being issued. For example, mutual funds and exchange traded funds (“ETFs”) are significant buyers of underwritten bonds and broadly syndicated loans. However, mutual funds and ETFs generally require the ability to liquidate their investments quickly in order to fund investor redemptions. Accordingly, the existence of an active secondary market for their investments is an important consideration in the initial investment decision. Because there is typically no active secondary market for the debt of U.S. middle-market companies, mutual funds and ETFs generally do not provide capital to U.S. middle-market companies. The GSAM Private Credit Group believes that this is likely to be a persistent problem for the capital markets and creates an advantage for investors like GSBD who have a more stable capital base and can therefore invest in illiquid assets.

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It is difficult for new lending platforms to enter the middle market and fill the capital void because it is very fragmented. While the middle market is a very large component of the U.S. economy, it is a highly fragmented space with thousands of companies operating in many different geographies and industries. Typically, companies that need capital find lenders and investors based on pre-existing relationships, referrals and word of mouth. Developing the many relationships and wide-spread recognition required to become source of capital to the middle market is a time consuming, highly resource-intensive endeavor. As a result, the GSAM Private Credit Group believes that it is difficult for new lending platforms to successfully enter the middle market, thereby providing insulation from rapid shifts in the supply of capital to the middle market that might otherwise disrupt pricing of capital.

Competitive Advantages

The Goldman Sachs Platform: Group Inc. is a leading global financial institution that provides a wide range of financial services to a substantial and diversified client base, including companies and high net worth individuals, among others. The firm is headquartered in New York, and maintains offices across the United States and in all major financial centers around the world. Group Inc.’s asset management subsidiary, GSAM, is one of the world’s leading investment managers with over 690 investment professionals and approximately $1.6 trillion in assets under supervision as of September 30, 2019. GSAM’s investment teams, including the GSAM Private Credit Group, capitalize on the relationships, market insights, risk management expertise, technology and infrastructure of Goldman Sachs. The GSAM Private Credit Group believes the Goldman Sachs platform delivers a meaningful competitive advantage in the following ways:

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Origination of Investment Opportunities: Goldman Sachs has a preeminent network of relationships and the ability to provide valued intellectual, as well as financial, capital to middle-market borrowers which the GSAM Private Credit Group believes significantly enhances its origination capability. The GSAM Private Credit Group believes that many borrowers prefer to do business with Goldman Sachs and its advised funds because of its ability to offer further services to middle-market companies as they grow in their life cycle, including financial advice, acquisition opportunities and capital markets expertise. The GSAM Private Credit Group is also able to leverage the Goldman Sachs platform to provide borrowers with access to Goldman Sachs’ broad client network, which can be utilized to find new customers and partners as they seek to grow and execute their strategic plans.

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Evaluation of Investment Opportunities: The GSAM Private Credit Group is comprised of seasoned professionals with significant private credit investing experience. The team draws on a diverse array of skill sets, spanning fundamental credit and portfolio management, as well as legal and transactional structuring expertise. The GSAM Private Credit Group is trained in, and utilizes, proprietary investment practices and procedures developed over many decades by Goldman Sachs, including those related to performing due diligence on prospective portfolio investments and reviewing the backgrounds of potential partners. Further, Goldman Sachs is an active participant in a wide array of industries, both in service to clients operating in many different industries and acting as a principal or customer in such industries. Accordingly, Goldman Sachs houses a tremendous amount of industry knowledge and experience. Subject to internal information barriers and related limitations, the GSAM Private Credit Group is able to draw upon these industry insights and expertise as it evaluates investment opportunities.

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Risk Monitoring of Investments: The GSAM Private Credit Group has significant processes and procedures in place, including proprietary information technology systems, to monitor and evaluate the performance of its investments at the asset level. In addition, the GSAM Private Credit Group benefits from Goldman Sachs’ extensive risk management capabilities, which have been developed and honed over many investment cycles. The GSAM Private Credit Group’s portfolio is regularly reviewed and stressed under various scenarios by senior risk management personnel within Goldman Sachs. These scenarios are drawn from the expertise developed by Goldman Sachs for its own balance sheet. This risk monitoring is designed to minimize the risk of capital loss and maintain an investment portfolio that is expected to perform in a broad range of economic conditions

Operating and Regulatory Structure

GSBD has elected to be treated as a BDC under the 1940 Act. As a BDC, GSBD is generally prohibited from acquiring assets other than qualifying assets unless, after giving effect to any acquisition, at least 70% of GSBD’s total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (i) private U.S. operating companies, (ii) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the NYSE) or registered under the Exchange Act, and (iii) public U.S. operating companies having a market capitalization of less than $250 million. Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through OTC Markets Group Inc. are not listed on a national securities exchange and therefore are eligible portfolio companies.

GSBD has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code, commencing with GSBD’s taxable year ended December 31, 2013. As a RIC, GSBD generally will not be required to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that GSBD timely distributes to its stockholders as dividends if GSBD meets certain source of income, distribution and asset diversification requirements. GSBD intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that GSBD may retain certain net capital gains for reinvestment and GSBD may choose to carry forward taxable income for distribution in the following year and pay any applicable tax. In addition, the distributions GSBD pays to its stockholders in a year may exceed its net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.

Investments

GSBD seeks to create a portfolio that includes primarily direct originations of secured debt, including first lien, unitranche, and last-out portions of such loans; second lien debt; unsecured debt, including mezzanine debt; and select equity investments. GSBD expects to make investments through both primary originations and open-market secondary purchases. GSBD currently does not limit its focus to any specific industry. If GSBD is successful in achieving its investment objective, GSBD believes that GSBD will be able to provide its stockholders with consistent dividend distributions and attractive risk adjusted total returns.

As of September 30, 2019, GSBD’s portfolio (which term does not include its investment in a money market fund managed by an affiliate of Group Inc.) on a fair value basis, was comprised of approximately 92.5% secured debt investments (74.9% in first lien debt (including 2.5% in first lien/last-out unitranche loans) and 17.6% in second lien debt), 0.5% in unsecured debt investments, 3.5% in preferred stock, 3.5% in common stock and 0% in investment funds & vehicles. As of December 31, 2018, GSBD’s portfolio (which term does not include GSBD’s investment in a money market fund managed by an affiliate of Group Inc.) on a fair value basis, was comprised of approximately 89.3% secured debt investments (60.8% in first lien debt (including 7.8% in first lien/last-out unitranche loans) and 28.5% in second lien debt), 0.5% in unsecured debt investments, 1.6% in preferred stock, 1.6% in common stock and 7.0% in investment funds & vehicles.

GSBD expects that its portfolio will continue to include secured debt, including first lien, unitranche, including last-out portions of such loans, and second lien debt, unsecured debt (including mezzanine debt) and, to a lesser extent, equities. In addition to investments in U.S. middle-market companies, GSBD may invest a portion of its capital in opportunistic investments, such as in large U.S. companies, foreign companies, stressed or distressed debt, structured products or private equity. Such investments are intended to enhance GSBD’s risk adjusted returns to stockholders, and the proportion of these types of investments will change over time given GSBD’s views on, among other things, the economic and credit environment in which GSBD is operating, although these types of investments generally will constitute less than 30% of its total assets.

In the future, GSBD may also securitize a portion of its investments in any or all of its assets. GSBD expects that its primary use of funds will be to make investments in portfolio companies, distribute cash to holders of GSBD’s common stock and pay its operating expenses, including debt service to the extent GSBD borrows or issue senior securities to fund its investments.

On January 4, 2017, the SEC granted GS PMMC, MMLC and GSBD exemptive relief to co-invest with other funds managed by the GSAM Credit Alternatives investment team in a manner consistent with GSBD’s investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Additionally, if GSAM forms other funds in the future, GSBD may co-invest on a concurrent basis with such other affiliates, subject to compliance with the exemptive relief, applicable regulations and regulatory guidance, as well as applicable allocation procedures.

Investment Criteria

GSBD is committed to a value-oriented philosophy implemented by GSAM, which manages GSBD’s portfolio and seeks to minimize the risk of capital loss without foregoing the potential for capital appreciation. GSBD has identified several criteria, discussed below, that GSAM believes are important in identifying and investing in prospective portfolio companies.

These criteria provide general guidelines for GSBD’s investment decisions. However, not all of these criteria will be met by each prospective portfolio company in which GSBD chooses to invest. Generally, GSBD seeks to use its experience and access to market information to identify investment candidates and to structure investments quickly and effectively.

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Value orientation and positive cash flow. GSBD’s investment philosophy places a premium on fundamental analysis and has a distinct value orientation. GSBD focuses on companies in which GSBD can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, GSBD does not expect to invest in start-up companies or companies having speculative business plans.

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Experienced management and established financial sponsor relationships. GSBD generally requires that its portfolio companies have an experienced management team. GSBD also requires the portfolio companies to have proper incentives in place to induce management to succeed and to act in concert with GSBD’s interests as investors. In addition, GSBD focuses its investments in companies backed by strong financial sponsors that have a history of creating value and with whom members of GSAM have an established relationship.

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Strong and defensible competitive market position. GSBD seeks to invest in target companies that have developed leading market positions within their respective markets and are well-positioned to capitalize on growth opportunities. GSBD also seeks companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability while enabling GSBD to protect GSBD’s principal and avoid capital losses.

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Viable exit strategy. GSBD seeks to invest in companies that GSAM believes will provide a steady stream of cash flow to repay GSBD’s loans and reinvest in their respective businesses. GSBD expects that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, its investments in portfolio companies to be a key means by which GSBD exits from its investments over time. In addition, GSBD also seeks to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay GSBD’s investments through an initial public offering of common stock or other capital markets transactions.

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Due diligence. GSAM takes a bottom-up, fundamental research approach to GSBD’s potential investments. It believes it is critical to conduct extensive due diligence on investment targets and in evaluating new investments. GSAM conducts a rigorous due diligence process that is applied to prospective portfolio companies and draws from its experience, industry expertise and network of contacts. In conducting due diligence, GSAM uses information provided by companies, financial sponsors and publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers.

•	GSBD’s due diligence typically includes:
○	review of historical and prospective financial information;
○	review of the capital structure;
○	analysis of the business and industry in which GSBD operates;
○	on-site visits;
○	interviews with management, employees, customers and vendors of the potential portfolio company;
○	review of loan documents;
○	background checks; and
○	research relating to the portfolio company’s management, industry, markets, products and services and competitors.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the team leading the investment presents the investment opportunity to GSBD’s Investment Committee. This committee determines whether to pursue the potential investment. All new investments are required to be reviewed by the Investment Committee. The members of the Investment Committee are employees of GSAM and they do not receive separate compensation from GSBD or GSAM for serving on the Investment Committee.

Additional due diligence with respect to any investment may be conducted on GSBD’s behalf (and at GSBD’s expense) by attorneys prior to the closing of the investment, as well as other outside advisers, as appropriate.

Investment Committee

All investment decisions are made by the Investment Committee which consists of five voting members, Brendan McGovern, Jon Yoder, David Yu, Jordan Walter and Michael Mastropaolo, as well as three non-voting members with operational or legal expertise. The Investment Committee is responsible for approving all of GSBD’s investments. GSBD’s Investment Committee also monitors investments in GSBD’s portfolio and approves all asset dispositions. GSBD expects to benefit from the extensive and varied relevant experience of the investment professionals serving the Investment Committee, which includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity.

The purpose of the Investment Committee is to evaluate and approve, as deemed appropriate, all investments by GSAM. GSBD’s Investment Committee process is intended to bring the diverse experience and perspectives of the Investment Committee’s members to the analysis and consideration of every investment. GSBD’s Investment Committee also serves to provide investment consistency and adherence to GSAM’s investment philosophies and policies. GSBD’s Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, the Investment Committee meetings serve as a forum for discussing credit views and outlooks, as well as reviewing investments. Potential transactions and investment opportunities are also reviewed on a regular basis. Members of GSAM’s investment team are encouraged to share information and views on credits with the Investment Committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Investment Structure

Once GSBD determines that a prospective portfolio company is suitable for investment, GSBD works with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. GSBD negotiates among these parties and use creative and flexible approaches to structure GSBD’s investment relative to the other capital in the portfolio company’s capital structure.

GSBD expects its secured debt to have terms of approximately three to ten years. GSBD generally obtains security interests in the assets of its portfolio companies that will serve as collateral in support of the repayment of this debt. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

GSBD uses the term “mezzanine” to refer to debt that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. Mezzanine debt typically has interest-only payments in the early years, payable in cash or in-kind, with amortization of principal deferred to the later years of the mezzanine debt. In some cases, GSBD may enter into mezzanine debt that, by its terms, converts into equity (or is issued along with warrants for equity) or additional debt securities or defers payments of interest for the first few years after GSBD’s investment. Typically, GSBD’s mezzanine debt investments have maturities of three to ten years.

GSBD also invests in unitranche loans, which are loans that combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In a number of instances, GSBD may find another lender to provide the “first-out” portion of such loan and retain the “last-out” portion of such loan, in which case, the “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and other amounts due thereunder over the “last-out” portion that GSBD would continue to hold.

In the case of GSBD’s secured debt and unsecured debt, including mezzanine debt investments, GSBD seeks to tailor the terms of the investments to the facts and circumstances of the transactions and the prospective portfolio companies, negotiating a structure that protects GSBD’s rights and manages its risk while creating incentives for the portfolio companies to achieve their business plan and improve their profitability. For example, in addition to seeking a senior position in the capital structure of GSBD’s portfolio companies, GSBD seeks to limit the downside potential of its investments by:

•	requiring a total return on GSBD’s investments (including both interest and potential equity appreciation) that compensates GSBD for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

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negotiating covenants in connection with GSBD’s investments that afford its portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of its capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights. GSBD’s investments may include equity features, such as direct investments in the equity or convertible securities of portfolio companies or warrants or options to buy a minority interest in a portfolio company. Any warrants GSBD may receive with its debt securities generally require only a nominal cost to exercise, so as a portfolio company appreciates in value, GSBD may achieve additional investment return from these equity investments. GSBD may structure the warrants to provide provisions protecting its rights as a minority-interest holder, as well as puts, or rights to sell such securities back to GSBD, upon the occurrence of specified events. In many cases, GSBD may also obtain registration rights in connection with these equity investments, which may include demand and “piggyback” registration rights.

GSBD expects to hold most of its investments to maturity or repayment but may sell certain investments earlier if a liquidity event takes place, such as the sale or refinancing of a portfolio company. GSBD also may turn over its investments to better position the portfolio as market conditions change.

Ongoing relationships with portfolio companies

Monitoring

GSAM monitors GSBD’s portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company. GSAM has several methods of evaluating and monitoring the performance and fair value of GSBD’s investments, which may include the following:

•	assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;
•	periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor to discuss financial position, requirements and accomplishments;
•	comparisons to GSBD’s other portfolio companies in the industry, if any;
•	attendance at and participation in board meetings or presentations by portfolio companies; and
•	review of monthly and quarterly financial statements and financial projections of portfolio companies.

As part of the monitoring process, GSAM also employs an investment rating system to categorize GSBD’s investments. In addition to various risk management and monitoring tools, GSAM grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to GSBD’s initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors. The grading system is as follows:

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investments with a grade of 1 involve the least amount of risk to GSBD’s initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit;

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investments with a grade of 2 involve a level of risk to GSBD’s initial cost basis that is similar to the risk to its initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to GSBD’s ability to ultimately recoup the cost of its investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 2;

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investments with a grade of 3 indicate that the risk to GSBD’s ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due; and

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investments with a grade of 4 indicate that the risk to GSBD’s ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 4, in most cases, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 4, it is anticipated that GSBD will not recoup its initial cost basis and may realize a substantial loss of its initial cost basis upon exit.

GSAM grades the investments in GSBD’s portfolio at least quarterly, and it is possible that the grade of a portfolio investment may be reduced or increased over time. For investments graded 3 or 4, GSAM enhances its level of scrutiny over the monitoring of such portfolio company.

Managerial Assistance

As a BDC, GSBD must offer, and must provide upon request, significant managerial assistance to certain of GSBD’s eligible portfolio companies within the meaning of Section 55 of the 1940 Act. This assistance could involve, among other things, monitoring the operations of GSBD’s portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. GSAM or an affiliate thereof may provide such managerial assistance on GSBD’s behalf to portfolio companies that request such assistance. GSBD may receive fees for these services. See “Regulation—Managerial Assistance to Portfolio Companies.”

Competition

GSBD’s primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial financing companies, CLOs, private funds, including hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Some of GSBD’s existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than GSBD does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to GSBD.

In addition, some of GSBD’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than GSBD. Furthermore, many of GSBD’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on GSBD as a BDC.

While GSBD expects to use the industry information of GSAM’s investment professionals to which GSBD has access to assess investment risks and determine appropriate pricing for its investments in portfolio companies, GSBD does not seek to compete primarily based on the interest rates GSBD offers and GSAM believes that some of GSBD’s competitors may make loans with interest rates that are comparable to or lower than the rates GSBD offers. Rather, GSBD competes with its competitors based on GSBD’s reputation in the market, its existing investment platform, the seasoned investment professionals of GSAM, GSBD’s experience and focus on middle-market companies, its disciplined investment philosophy, its extensive industry focus and relationships and its flexible transaction structuring.

Staffing

GSBD does not currently have any employees. GSBD’s day-to-day operations are managed by GSAM. GSAM has hired and expects to continue to hire professionals with skills applicable to GSBD’s business plan, including experience in middle-market investing, leveraged finance and capital markets.

Properties

GSBD does not own any real estate or other properties materially important to its operations. GSBD’s principal executive offices are located at 200 West Street, New York, NY 10282. GSBD believes that its office facilities are suitable and adequate for its business as it is contemplated to be conducted.

Legal Proceedings

GSBD and GSAM are not currently subject to any material legal proceedings, although GSBD and GSAM may, from time to time, be involved in litigation arising out of operations in the normal course of business or otherwise.

GSBD’s Administrator

Pursuant to the GSBD Administration Agreement, the Administrator is responsible for providing various accounting and administrative services to GSBD.

The GSBD Administration Agreement provides that the administrator is not liable to GSBD for any damages or other losses arising out of the performance of its services thereunder except under certain circumstances, and contains provisions for the indemnification of the administrator by GSBD against liabilities to other parties arising in connection with the performance of its services to GSBD.

GSBD pays the administrator fees for its services as GSBD determines are commercially reasonable in GSBD’s sole discretion. GSBD also reimburses the administrator for all reasonable expenses. To the extent that the Administrator outsources any of its functions, the administrator pays any compensation associated with such functions.

GSBD is not obligated to retain the Administrator. The GSBD Administration Agreement may be terminated by either party without penalty upon 30 days’ written notice to the other party.

The terms of any administration agreement that GSBD may enter with any subsequent administrator may differ materially from the terms of the GSBD Administration Agreement with State Street in effect prior to such retention, including providing for a fee structure that results in GSBD, directly or indirectly, bearing higher fees for similar services and other terms that are potentially less advantageous to GSBD. GSBD stockholders will not be entitled to receive prior notice of the engagement of an alternate administrator or of the terms of any agreement that is entered into with such administrator.

PORTFOLIO AND INVESTMENT ACTIVITY OF GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

As of September 30, 2019 and December 31, 2018, MMLC’s portfolio (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.) consisted of the following:

	As of
	September 30, 2019			December 31, 2018
	Amortized Cost	Fair Value	Percentage of Total Portfolio at Fair Value	Amortized Cost	Fair Value	Percentage of Total Portfolio at Fair Value
	($ in millions)			($ in millions)
First Lien/Senior Secured Debt	$1,129.83	$1,124.80	70.8%	$646.33	$644.91	58.2%
First Lien/Last-Out Unitranche	100.81	100.79	6.3	90.48	90.58	8.2
Second Lien/Senior Secured Debt	355.70	340.60	21.4	359.04	353.77	32.0
Preferred Stock	7.20	9.49	0.6	7.20	8.10	0.7
Common Stock	11.05	13.63	0.9	10.00	9.83	0.9

Total Investments	$1,604.59	$1,589.31	100.0%	$1,113.05	$1,107.19	100.0%

As of September 30, 2019 and December 31, 2018, the weighted average yield on MMLC’s total portfolio by asset type (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.), at amortized cost and fair value, was as follows:

	As of
	September 30, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Weighted Average Yield(1)
First Lien/Senior Secured Debt(2)	9.0%	9.0%	9.9%	10.0%
First Lien/Last-Out Unitranche(2)(4)	10.3	10.3	11.0	10.9
Second Lien/Senior Secured Debt(2)	10.7	11.5	11.2	11.5
Preferred Stock(3)	–	–	–	–
Common Stock(3)	–	–	–	–
Total Portfolio	9.4%	9.5%	10.3%	10.4%

(1)	The weighted average yield of MMLC’s portfolio does not represent the total return to MMLC stockholders.
(2)

Computed based on (a) the annual actual interest rate or yield earned plus amortization of fees and discounts on the performing debt and other income producing investments as of the reporting date, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively.

(3)

Computed based on the (a) stated coupon rate, if any, for each income-producing investment, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value, respectively.

(4)	The calculation includes incremental yield earned on the “last-out” portion of the unitranche loan investments.

As of September 30, 2019, the total portfolio weighted average yield at amortized cost and fair value was 9.4% and 9.5%, respectively, which decreased from 10.3% and 10.4%, respectively, as of December 31, 2018. Within First Lien/Senior Secured Debt the decrease in weighted average yield at amortized cost and fair value was primarily driven by the decrease in LIBOR on MMLC’s variable rate secured debt investments.

The following table presents certain selected information regarding MMLC’s investment portfolio (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.) as of September 30, 2019 and December 31, 2018:

	As of
	September 30, 2019	December 31, 2018
Number of portfolio companies	74	55
Percentage of performing debt bearing a floating rate(1)	100.0%	100.0%
Percentage of performing debt bearing a fixed rate(1)(2)	0.0%	0.0%
Weighted average leverage (net debt/EBITDA)(3)	5.9x	5.7x
Weighted average interest coverage(3)	2.2x	2.1x
Median EBITDA(3)	$37.80 million	$45.11 million

(1)	Measured on a fair value basis. Excludes investments, if any, placed on non-accrual.
(2)	Includes income producing preferred stock investments, if applicable.
(3)

For a particular portfolio company, MMLC calculates the level of contractual indebtedness net of cash (“net debt”) owed by the portfolio company and compares that amount to measures of cash flow available to service the net debt. To calculate net debt, MMLC includes debt that is both senior and pari passu to the tranche of debt owned by MMLC but excludes debt that is legally and contractually subordinated in ranking to the debt owned by MMLC. MMLC believes this calculation method assists in describing the risk of MMLC’s portfolio investments, as it takes into consideration contractual rights of repayment of the tranche of debt owned by MMLC relative to other senior and junior creditors of a portfolio company. MMLC typically calculates cash flow available for debt service at a portfolio company by taking EBITDA for the trailing twelve month period. Weighted average net debt to EBITDA is weighted based on the fair value of MMLC’s debt investments, excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

For a particular portfolio company, MMLC also calculates the level of contractual interest expense owed by the portfolio company, and compares that amount to EBITDA (“interest coverage ratio”). MMLC believes this calculation method assists in describing the risk of MMLC’s portfolio investments, as it takes into consideration contractual interest obligations of the portfolio company. Weighted average interest coverage is weighted based on the fair value of MMLC’s performing debt investments, excluding investments where interest coverage may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Median EBITDA is based on MMLC’s debt investments, excluding investments where net debt to EBITDA may not be the appropriate measure of credit risk, such as cash collateralized loans and investments that are underwritten and covenanted based on recurring revenue.

Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the reported end date. Statistics of the portfolio companies have not been independently verified by MMLC and may reflect a normalized or adjusted amount. As of September 30, 2019 and December 31, 2018, investments where net debt to EBITDA may not be the appropriate measure of credit risk represented 28.8% and 32.5%, respectively, of total debt investments at fair value. Portfolio company statistics are derived from the most recently available financial statements of each portfolio company as of the respective reported end date. Portfolio company statistics have not been independently verified by MMLC and may reflect a normalized or adjusted amount.

Floating rates are primarily LIBOR plus a spread.

	As of
	September 30, 2019		December 31, 2018
Investment Performance Rating	Fair Value	Percentage of Total Portfolio at Fair Value	Fair Value	Percentage of Total Portfolio at Fair Value
	(in millions)		(in millions)
Grade 1	$67.55	4.2%	$–	–%
Grade 2	1,498.10	94.3	1,097.23	99.1
Grade 3	23.66	1.5	9.96	0.9
Grade 4	–	–	–	–
Total Investments	$1,589.31	100.0%	$1,107.19	100.0%

The increase in investments with a grade 1 investment performance rating as of September 30, 2019 compared to December 31, 2018 was driven by two portfolio companies with an aggregate fair value of $67.55 million being upgraded due to potential exits. The increase in investments with a grade 2 investment performance rating as of September 30, 2019 compared to December 31, 2018 was primarily driven by an increase in net investment activity.

The following table shows the amortized cost of MMLC’s performing and non-accrual investments (excluding MMLC’s investment in a money market fund, if any, managed by an affiliate of Group Inc.) as of September 30, 2019 and December 31, 2018:

	As of
	September 30, 2019		December 31, 2018
	Amortized Cost	Percentage of Total Portfolio at Amortized Cost	Amortized Cost	Percentage of Total Portfolio at Amortized Cost
	(in millions)		(in millions)
Performing	$1,604.59	100.0%	$1,113.05	100.0%
Non-accrual	–	–	–	–
Total Investments	$1,604.59	100.0%	$1,113.05	100.0%

Investments are placed on non-accrual status when it is probable that principal, interest or dividends will not be collected according to the contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. MMLC may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

MANAGEMENT OF GOLDMAN SACHS BDC, INC.

GSBD’s business and affairs are managed under the direction of the GSBD Board. The GSBD Board consists of five members, four of whom are GSBD Independent Directors. The GSBD Board elects GSBD’s officers, who serve at the discretion of the GSBD Board. The responsibilities of the GSBD Board include quarterly valuation of GSBD’s assets, corporate governance activities, oversight of its financing arrangements and oversight of its investment activities.

Under GSBD’s certificate of incorporation, the GSBD Board is divided into three classes. Each class of directors holds office for a three-year term. At each annual meeting of GSBD stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

Each director holds office for the term to which he or she is elected or appointed and until his or her successor is duly elected and qualifies, or until his or her earlier death, resignation, retirement, disqualification or removal. In addition, the GSBD Board has adopted policies which provide that (a) no director will hold office for more than 15 years and (b) a director will retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement has been adopted by a majority of the other directors. These policies may be changed by the directors without a stockholder vote.

Upon the consummation of the Merger, GSBD intends to expand the size of the GSBD Board to eight directors and to appoint the independent directors of MMLC as of December 9, 2019 who are also members of the MMLC Board as of the closing date of the Merger to the GSBD Board (the “MMLC Designated Directors”). The MMLC Designated Directors will be apportioned among Class I (to serve until the 2021 annual meeting of stockholders) and Class II (to serve until the 2022 annual meeting of stockholders) of the GSBD Board. In addition, the GSBD Board will appoint the chairman of the MMLC Audit Committee as of the Closing to serve as the chairman of the GSBD Audit Committee, effective as of the Closing. Upon the consummation of the Merger, the officers of GSBD immediately prior to the Merger will remain the officers of GSBD.

The GSBD Board’s Oversight Role in Management

The GSBD Board’s role in the management of GSBD is one of oversight. Oversight of GSBD’s investment activities extends to oversight of the risk management processes employed by GSAM as part of its day-to-day management of GSBD’s investment activities. The GSBD Board reviews risk management processes at both regular and special GSBD Board meetings throughout the year, consulting with appropriate representatives of GSAM as necessary and periodically requesting the production of risk management reports or presentations. The goal of the GSBD Board’s risk oversight function is to ensure that the risks associated with GSBD’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. You should note, however, that the GSBD Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of GSBD’s investments. The GSBD Board also has primary responsibility for the valuation of GSBD’s assets.

The GSBD Board has established a Governance and Nominating Committee, Compensation Committee, Compliance Committee, Contract Review Committee and the GSBD Audit Committee. The scope of each committee’s responsibilities is discussed in greater detail below.

Jaime Ardila, an Independent Director, serves as Chairman of the GSBD Board. The GSBD Board believes that it is in the best interests of the stockholders for Mr. Ardila to lead the GSBD Board because of his familiarity with GSBD’s portfolio companies, his broad corporate background, his experience with financial and investment matters, and his significant senior management experience, as described below. Mr. Ardila generally acts as a liaison between GSBD’s management, officers and attorneys between meetings of the GSBD Board and presides over all executive sessions of the GSBD Independent Directors without management. The GSBD Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight.

The GSBD Board had six formal meetings in 2019. During the fiscal year ended December 31, 2019, each director attended at least 75% of the aggregate number of meetings of the GSBD Board and of the respective committees on which he or she served. To promote effectiveness of the GSBD Board, directors are strongly encouraged to attend regularly scheduled GSBD Board meetings in person.

Biographical Information

Directors

Set forth below are the names of GSBD’s current directors, and their addresses, ages, terms of office, principal occupations for at least the past five years and any other directorships they hold in companies that are subject to the reporting requirements of the Exchange Act, or are registered as investment companies under the 1940 Act. In addition to not being an “interested person,” as defined in the 1940 Act, of GSBD, each Independent Director (1) meets the definition of “independent directors” under the corporate governance standards of the NYSE and (2) meets the independence requirements of Section 10A(m)(3) of the Exchange Act. Ms. Uniacke is deemed to be an “interested person” of GSBD and is referred to as an “Interested Director.”

Name, Age and Address (1)	Position with GSBD	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Independent Directors

Jaime Ardila (64)	Chairman of the GSBD Board; Class II Director	Chairman of the Board since January 2018, Director since February 2016; term expires 2022

Mr. Ardila is retired. He is Director, Accenture plc (2013–Present) and Director, Nexa Resources (2019-Present); and formerly was director of Ecopetrol (2016-2019) and held senior management positions with General Motors Company (an automobile manufacturer) (1984–1996 and 1998–2016), most recently as Executive Vice President, and President of General Motors’ South America region (2010-2016).

Chairman of the Board of Directors—GSBD, GS PMMC and GS PMMC II.

Accenture plc (a management consulting services company); Nexa Resources (a mining company)

Ross J. Kari (61)	Class III Director	Director since August 2015; term expires 2020

Mr. Kari is retired. He is a Director, Summit Bank (2014-Present). Formerly, he was Executive Vice President and Chief Financial Officer, Federal Home Loan Mortgage Corporation (Freddie Mac) (2009–2013); and was a Member of the Board of Directors of KKR Financial Holdings, LLC (2007–2014).

Director—GSBD, GS

None
PMMC and GS PMMC II.

Ann B. Lane (65)	Class III Director	Director since February 2016; term expires 2020	Ms. Lane is retired. Formerly, she was Director, Dealertrack Technologies, Inc. (an automotive software solutions and services company) (2007–2015); and Managing Director, Co-Head of Syndicated & Leveraged Finance and Head of Loan Syndications Capital Markets, JPMorgan Chase & Co. (a financial services company) (2000–2005).	None

Director—GSBD, GS PMMC

and GS PMMC II.

Susan B. McGee (60)	Class I Director	Director since June 2018; term expires 2021

Ms. McGee is retired. She formerly held senior management positions with U.S. Global Investors, Inc. (an investment management firm), including Chief Compliance Officer (2016–2018), President (1998–2018) and General Counsel (1997–2018). She was also formerly Vice President of the U.S. Global Investors Funds (2016–2018).

Director—GSBD, GS PMMC and GS PMMC II.

None

Interested Director*

Katherine (“Kaysie”) Uniacke (58)	Class II Director	Director since January 2014; term expires 2022

Chair of the Board—Goldman Sachs Asset Management International (2013–Present); Director—Goldman Sachs Funds, plc (2013–Present); Advisory Director—Goldman Sachs (2013–Present); Global Chief Operating Officer—GSAM (2007–2012); Partner, Goldman Sachs (2002–2012); and Managing Director—Goldman Sachs (1997–2002).

Director—GSBD, GS PMMC and GS PMMC II.

None

*

Ms. Uniacke is considered to be an “Interested Director” because she holds positions with GS & Co. and owns securities issued by Group Inc. Ms. Uniacke holds comparable positions with certain other companies of which GS & Co., GSAM or an affiliate thereof is investment adviser, administrator and/or distributor.

(1)	Each director may be contacted by writing to the director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, NY 10282.

Independent Directors

Jaime Ardila. Mr. Ardila was appointed as one of GSBD’s directors on February 25, 2016 and has served as the Chairman of the Board since January 2018. Mr. Ardila is retired. He also serves as director and as Chairman of the Board of Directors of GS PMMC. Mr. Ardila is a member of the Board of Directors of Accenture plc, a management consulting services company, where he serves as Chair of the Finance Committee, and a member of the Board of Directors of Nexa Resources, a mining company, where he serves as a member of the Finance Committee. Previously, Mr. Ardila worked for 29 years at General Motors Company, an automobile manufacturer, where he held several senior management positions, most recently as Executive Vice President of the company and President of General Motors’ South America region. Mr. Ardila joined General Motors in 1984. From 1996 to 1998, Mr. Ardila served as the managing director, Colombian Operations, of N M Rothschild & Sons Ltd, before rejoining General Motors in 1998. Mr. Ardila also served as a member of the Board of Directors of Ecopetrol, an integrated oil company, where he was a member of the Business Committee and the Corporate Governance and Sustainability Committee. Based on the foregoing, Mr. Ardila is experienced with financial and investment matters.

Ross J. Kari. Mr. Kari was elected as one of GSBD’s directors in August 2015. Mr. Kari is retired. He also serves on the Board of Directors of GS PMMC. Previously, Mr. Kari was Executive Vice President and Chief Financial Officer of Federal Home Loan Mortgage Corporation (Freddie Mac), where he worked for four years. Previously, he held senior management positions at

SAFECO Corporation, a personal insurance company, Federal Home Loan Bank of San Francisco, and Wells Fargo & Company, where he began his career and worked for 19 years. Mr. Kari also serves as a Director and a member of the GSBD Audit Committee and ALCO Chairman of Summit Bank. Based on the foregoing, Mr. Kari is experienced with financial and investment matters.

Ann B. Lane. Ms. Lane was appointed as one of GSBD’s directors on February 25, 2016. Ms. Lane is retired. She also serves on the Board of Directors of GS PMMC. Ms. Lane was a Director of Dealertrack Technologies, Inc., an automotive software solutions and services company, from 2007 to 2015. Previously, she worked for five years at JPMorgan Chase & Co., a financial services company, as a Managing Director and Co-Head of Syndicated & Leveraged Finance and Head of Loan Syndications Capital Markets. Prior to joining JPMorgan Chase & Co., Ms. Lane held several senior management positions at Citigroup, Inc., a financial services company, where she worked for 18 years. Based on the foregoing, Ms. Lane is experienced with financial and investment matters.

Susan B. McGee. Ms. McGee was elected to the Board on May 1, 2018, with such election effective as of June 1, 2018. Ms. McGee is retired. She was also elected to the Board of Directors of GS PMMC on May 1, 2018. Ms. McGee worked for 26 years at U.S. Global Investors, Inc., an investment management firm, until June 2018, during which time she held several senior management positions, including President, General Counsel and Chief Compliance Officer. She has also been involved in the governance of the U.S. Global Investors Funds, serving as Vice President until June 2018. Ms. McGee also serves on the Board of Directors of ETTL Engineers & Consultants, Inc. and Nobul Corporation. In addition, Ms. McGee serves on the Board of Governors of the Investment Company Institute and as Chairperson of the Investment Company Institute Small Funds Committee. She is also a member of the Board of Directors of the San Antonio Sports Foundation, a not-for-profit organization. Based on the foregoing, Ms. McGee is experienced with financial and investment matters.

Interested Director

Kaysie Uniacke. Ms. Uniacke was elected as one of GSBD’s directors in January 2014. Ms. Uniacke is the chair of the board of Goldman Sachs Asset Management International; serves on the boards of the Goldman Sachs Luxembourg and Dublin family of funds, several GSAM-managed pooled vehicles organized in the Cayman Islands, and GS PMMC, GS PMMC II and MMLC; and is an advisory director to Group Inc. Previously, she was global chief operating officer of GSAM’s portfolio management business until 2012 and served on the Investment Management Division Client and Business Standards Committee. Prior to this, she was president of Goldman Sachs Trust, the GS mutual fund family, and was head of the Fiduciary Management business within

Global Manager Strategies, responsible for business development and client service globally. Earlier in her career, Ms. Uniacke managed GSAM’s U.S. and Canadian Distribution groups. In that capacity, she was responsible for overseeing all North American institutional and third party sales channels, marketing and client service functions, for which client assets exceeded $200 billion. Before that, Ms. Uniacke was head of GSAM’s Global Cash Services business, where she was responsible for overseeing the management of assets exceeding $100 billion. Ms. Uniacke worked at Goldman Sachs from 1983 to 2012, where she was named managing director in 1997 and partner in 2002. Ms. Uniacke serves on the board of Person-to-Person, a non-profit organization that supports the working poor in lower Fairfield County, CT. Based on the foregoing, Ms. Uniacke is experienced with financial and investment matters.

Executive Officers Who Are Not Directors

The following information regarding GSBD’s executive officers who are not directors is as of September 30, 2019:

Name	Age	Position
Brendan McGovern	48	Chief Executive Officer and President
Jon Yoder	46	Chief Operating Officer
Jonathan Lamm	45	Chief Financial Officer and Treasurer
Julien Yoo	48	Chief Compliance Officer
Michael Mastropaolo	40	Executive Vice President
Jordan Walter	38	Executive Vice President
David Yu	38	Executive Vice President and Head of Research
Carmine Rossetti	41	Principal Accounting Officer

The address for each executive officer is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, NY 10282.

Brendan McGovern. Mr. McGovern was appointed as GSBD’s chief executive officer and president in March 2013. Mr. McGovern heads GSAM’s Private Credit Group, is chief executive officer and president of GS PMMC, GS PMMC II and MMLC and also serves as co-head and senior portfolio manager of the GSAM Credit Alternatives portfolio management team. He is also the Chair and a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of GSBD’s investments. Mr. McGovern joined the firm in 2006. Prior to joining the firm, Mr. McGovern served as a managing director in the Global Investment Group at Amaranth Advisors, where he co-headed the fund’s private placement efforts for both debt and equity linked products in the United States. He is also on the board of directors for the Oxalosis and Hyperoxaluria Foundation.

Jon Yoder. Mr. Yoder was appointed as GSBD’s chief operating officer in March 2013. Mr. Yoder is the chief operating officer of GS PMMC, GS PMMC II and MMLC and a member of GSAM’s Private Credit Group with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of GSBD’s investments. Mr. Yoder joined the firm in 2005. Prior to joining the firm, he was a member of the mergers and acquisitions and private equity groups at Paul, Weiss, Rifkind, Wharton & Garrison, LLP.

Jonathan Lamm. Mr. Lamm was appointed as GSBD’s chief financial officer and treasurer in March 2013. Mr. Lamm is also the chief financial officer and treasurer of GS PMMC, GS PMMC II and MMLC and chief operating officer of the GSAM Credit Alternatives portfolio management team, responsible for the operations of the business, including business financials, infrastructure support, and IT project management, as well as the continuous improvement of the control environment. Mr. Lamm is secretary and a non-voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of GSBD’s investments. He joined the firm in 2002. Prior to joining the firm, Mr. Lamm worked in the securities audit practice at Deloitte & Touche LLP.

Julien Yoo. Ms. Yoo was appointed as GSBD’s chief compliance officer in June 2019. Ms. Yoo is Managing Director of GSAM Compliance, Head of the US Regulatory Compliance team within GSAM Compliance, and Chief Compliance Officer of GSBD, GS PMMC and GS PMMC II. Ms. Yoo joined the firm in 2013. Prior to joining the firm, Julien was a Vice President in the legal department of Morgan Stanley Investment Management for 5 years. Prior to joining Morgan Stanley, Ms. Yoo was an associate at Shearman & Sterling, LLP and at Swidler Berlin Shereff Friedman, LLP.

Michael Mastropaolo. Mr. Mastropaolo was appointed as an executive vice president of GSBD in February 2019. Mr. Mastropaolo is also an executive vice president of GS PMMC, GS PMMC II and MMLC and a member of the GSAM Credit Alternatives Team with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of GSBD’s investments. Mr. Mastropaolo joined the firm in 2016. Prior to joining the firm, Mr. Mastropaolo was a director at Golub Capital where he originated and managed middle market debt and equity investments. Mr. Mastropaolo started his career investing at General Electric in the Investment Analyst training program at GE Capital.

Jordan Walter. Mr. Walter was appointed as an executive vice president of GSBD in February 2018. Mr. Walter is executive vice president of GS PMMC, GS PMMC II and MMLC and a member of the GSAM Credit Alternatives team with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of GSBD’s investments. Mr. Walter joined the firm in 2014. Prior to joining the firm, Mr. Walter was a vice president at MCG Capital where he originated and managed middle market debt and equity investments. Prior to joining MCG Capital, Mr. Walter was in the Financial Management Program at General Electric.

David Yu. Mr. Yu was appointed as an executive vice president and Head of Research of GSBD in March 2013. Mr. Yu is executive vice president and Head of Research of GS PMMC, GS PMMC II and MMLC and a member of the GSAM Private Credit Group with a focus on sourcing, structuring and executing privately negotiated debt financings and serves as its Head of Research. Mr. Yu is a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of GSBD’s investments. Mr. Yu joined the firm in 2006. Prior to joining the firm, Mr. Yu was an associate in the Global Investments Group at Amaranth Advisors, where he similarly worked with public and private issuers to structure and execute debt and equity financings. Prior to joining Amaranth, he worked in the Leveraged Finance and Sponsor Coverage Group at CIBC World Markets.

Carmine Rossetti. Mr. Rossetti was appointed as GSBD’s principal accounting officer in May 2017. Mr. Rossetti is also the principal accounting officer of GS PMMC, GS PMMC II and MMLC and head of the GSAM Hedge Fund and BDC Fund Controller teams. He is responsible for fund accounting and financial reporting oversight as well as the continuous improvement of the control environment. He joined the firm in 2004. Prior to joining the firm, Mr. Rossetti worked in the audit practice at Ernst & Young LLP.

Committees of the GSBD Board

Audit Committee

The members of the GSBD Audit Committee are Mr. Ardila, Mr. Kari, Ms. Lane and Ms. McGee, each of whom is an Independent Director. Mr. Ardila simultaneously serves on the audit committee of more than three public companies, and the GSBD Board has determined that his simultaneous service on the audit committees of other public companies does not impair his ability to effectively serve on the GSBD Audit Committee. Mr. Kari serves as Chairman of the GSBD Audit Committee. The GSBD Board and the GSBD Audit Committee have determined that Mr. Kari is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K under the Exchange Act. The GSBD Audit Committee is responsible for overseeing matters relating to the appointment and activities of GSBD’s auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by GSBD’s independent public accountants. The GSBD Audit Committee is also responsible for aiding the GSBD Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The GSBD Audit Committee charter is available on GSBD’s website.

The GSBD Audit Committee held six formal meetings in 2019.

Governance and Nominating Committee

The members of GSBD’s Governance and Nominating Committee are Mr. Ardila, Mr. Kari, Ms. Lane and Ms. McGee, each of whom is an Independent Director. Mr. Ardila serves as the Chairman of GSBD’s Governance and Nominating Committee. GSBD’s Governance and Nominating Committee is responsible for identifying, researching and nominating Independent Directors for election by GSBD’s stockholders, selecting nominees to fill vacancies on the GSBD Board or a committee of the GSBD Board, developing and recommending to the GSBD Board a set of corporate governance principles and overseeing the evaluation of the GSBD Board and GSBD’s management.

All candidates nominated for an Independent Director position must meet applicable independence requirements and have the capacity to address financial and legal issues and exercise reasonable business judgment. GSBD’s Governance and Nominating Committee considers a variety of criteria in evaluating candidates (including candidates nominated by a stockholder), including (1) experience in business, financial or investment matters or in other fields of endeavor; (2) financial literacy and/or whether he or she is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K; (3) reputation; (4) ability to attend scheduled committee meetings of the GSBD Board and its committees; (5) general availability to attend to business of the GSBD Board on short notice; (6) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of GSBD; (7) length of potential service; (8) commitment to the representation of the interests of GSBD and GSBD’s stockholders; (9) commitment to maintaining and improving his or her skills and education; (10) experience in corporate governance and best business practices; and (11) the diversity that he or she would bring to the GSBD Board’s composition.

GSBD’s Governance and Nominating Committee considers nominees properly recommended by a stockholder. GSBD’s bylaws provide that for any nomination to be properly brought by a stockholder for a meeting, such stockholder must comply with advance notice requirements and provide GSBD with certain information. Generally, to be timely, a stockholder’s notice must be received at GSBD’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. GSBD’s bylaws further provide that nominations of persons for election to the GSBD Board at a special meeting may be made only by or at the direction of the GSBD Board and, provided that the GSBD Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. See “Description of GSBD’s Capital Stock—Provisions of the DGCL and GSBD’s Certificate of Incorporation and Bylaws—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.” The Governance and Nominating Committee’s charter is available on GSBD’s website.

GSBD’s Governance and Nominating Committee held three formal meetings in 2019.

Compensation Committee

The members of GSBD’s Compensation Committee are Mr. Ardila, Mr. Kari, Ms. Lane and Ms. McGee, each of whom is an Independent Director. GSBD’s Compensation Committee is responsible for determining, or recommending to the GSBD Board for determination, the compensation, if any, of GSBD’s chief executive officer and all other executive officers. GSBD’s Compensation Committee also assists the GSBD Board with matters related to compensation generally, except with respect to compensation of the directors. As discussed in “—Compensation of Directors,” below, it is the responsibility of the Independent Directors to review their own compensation and recommend to all of the directors the appropriate level of compensation. As none of GSBD’s executive officers currently are compensated by GSBD, GSBD’s Compensation Committee does not produce and/or review a report on executive compensation practices. GSBD’s Compensation Committee’s charter is available on GSBD’s website.

GSBD’s Compensation Committee did not hold any formal meetings in 2019.

Compliance Committee

The members of GSBD’s Compliance Committee are Mr. Ardila, Mr. Kari, Ms. Lane and Ms. McGee, each of whom is an Independent Director. Mr. Ardila serves as Chairman of GSBD’s Compliance Committee. GSBD’s Compliance Committee is responsible for overseeing GSBD’s compliance processes, and insofar as they relate to services provided to GSBD, the compliance processes of GSAM, underwriters (if any), administrator and transfer agent, except that compliance processes relating to the accounting and financial reporting processes and certain related matters are overseen by the GSBD Audit Committee. In addition, GSBD’s Compliance Committee provides assistance to the full GSBD Board with respect to compliance matters. GSBD’s Compliance Committee’s charter is available on GSBD’s website.

GSBD’s Compliance Committee held four formal meetings in 2019.

Contract Review Committee

The members of GSBD’s Contract Review Committee are Mr. Ardila, Mr. Kari, Ms. Lane and Ms. McGee, each of whom is an Independent Director. Mr. Ardila serves as Chairman of GSBD’s Contract Review Committee. GSBD’s Contract Review Committee is responsible for overseeing the processes of the GSBD Board for reviewing and monitoring performance under GSBD’s investment management, placement agent (if any), principal underwriting (if any) and certain other agreements with GSAM and its affiliates. GSBD’s Contract Review Committee also provides appropriate assistance to the GSBD Board in connection with the GSBD Board’s approval, oversight and review of GSBD’s other service providers, including its custodian/accounting agent, transfer agent, printing firms, and professional firms (other than GSBD’s independent auditor, which is the responsibility of the GSBD Audit Committee). GSBD’s Contract Review Committee’s charter is available on GSBD’s website.

GSBD’s Contract Review Committee held two formal meetings in 2019.

Compensation of Directors

From January 1, 2018 to December 31, 2018, each Independent Director was compensated with a $100,000 annual fee for his or her services as director. In addition, the Chairman of the GSBD Board earned an additional annual fee of $36,000 and the director designated as the “audit committee financial expert,” as defined in Item 407 of Regulation S-K, earned an additional annual fee of $12,000 for their additional services in these capacities. The Independent Directors are reimbursed for travel and other expenses incurred in connection with attending board and committee meetings. GSBD may also pay the incidental costs of a director to attend training or other types of conferences relating to the BDC industry. In addition, GSBD purchases directors’ and officers’ liability insurance on behalf of its directors.

It is the responsibility of the Independent Directors to review their own compensation and recommend to all of the directors the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the directors in fulfilling their responsibilities to GSBD.

The following table shows information regarding the compensation earned by the Independent Directors for the fiscal year ended December 31, 2018. No compensation is paid by GSBD to any Interested Director or executive officer of GSBD.

	Total Compensation From GSBD (1)(2)	Total Compensation From the Goldman Sachs Fund Complex (1)
Interested Director

Kaysie Uniacke (3)	—	—

Independent Directors
Jaime Ardila (4)	$136,000	$240,000
Ross Kari (5)	$112,000	$200,000
Ann B. Lane	$100,000	$180,000
Susan B. McGee (6)	$58,333	$105,000

Former Independent Directors
Janet F. Clark (7)	$33,333	$60,000

(1)

Reflects compensation earned during the year ended December 31, 2018. For the Independent Directors, the Goldman Sachs Fund Complex includes compensation for services as a director of GSBD, GS PMMC and GS PMMC II.

(2)

GSBD did not award any portion of the fees earned by its directors in stock or options during the year ended December 31, 2018. GSBD does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from GSBD.

(3)	Ms. Uniacke is an Interested Director and, as such, receives no compensation from GSBD or the Goldman Sachs Fund Complex for her service as director or trustee.
(4)	Includes compensation as Chairman of the Board.
(5)	Includes compensation as “audit committee financial expert.”
(6)	Ms. McGee was elected to the Board in June 2018.
(7)

Ms. Clark resigned from the Board effective as of the conclusion of the meeting of the Board held on May 1, 2018. Prior to her resignation, Ms. Clark was an Independent Director and was a member of the GSBD Audit Committee GSBD’s Governance and Nominating Committee, GSBD’s Compensation Committee, GSBD’s Compliance Committee and GSBD’s Contract Review Committee.

Portfolio Managers

The individual listed below is GSBD’s portfolio manager and a voting member of GSAM’s Investment Committee. In addition, four other voting members and three non-voting members serve on the Investment Committee. The Investment Committee is responsible for approving all of GSBD’s investments. The Investment Committee also monitors investments in GSBD’s portfolio and approves all asset dispositions. GSBD expects to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Committee, which includes expertise in primary and secondary leveraged credit, private mezzanine finance, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. As of December 31, 2018, GSBD’s portfolio manager, who is primarily responsible for GSBD’s day-to-day management, manages 4 registered investment companies with a total of approximately $4.0 billion in assets under management, 5 pooled investment vehicles with a total of approximately $2.0 billion in assets under management and 4 other accounts with a total of approximately $0.9 billion in assets under management. GSBD’s portfolio manager does not receive any direct compensation from GSBD or from the previously listed accounts for serving in such capacity and the members of the Investment Committee will receive no separate compensation from GSBD or GSAM for serving on the Investment Committee.

The table below shows the dollar range of shares of common stock to be beneficially owned by GSBD’s portfolio manager as of December 31, 2018.

Name	Aggregate Dollar Range of Equity Securities in Goldman Sachs BDC, Inc. (1)(2)
Brendan McGovern	$	500,001 – $	1,000,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.
(2)	Dollar range was determined using the number of shares beneficially owned as of December 31, 2018 multiplied by $18.38 per share, the closing price of GSBD’s stock on December 31, 2018.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS OF GOLDMAN SACHS BDC, INC.

GSBD is party to various agreements with affiliates of Group Inc., which owns a significant amount of its common stock. MMLC is party to similar agreements with GSAM and other affiliates of Group Inc., other than the 10b5-1 plan and the common stock repurchase plans described below under “—GS & Co. 10b5-1 Plan” and “—Common Stock Repurchase Plans.” GSAM and other affiliates of Group Inc. also perform services for other clients, which creates various conflicts of interest. See “Potential Conflicts of Interest” and “Risk Factors—Risks Relating to GSBD—Risks Relating to GSBD’s Business and Structure—Potential conflicts of interest with other businesses of Goldman Sachs could impact GSBD’s investment returns.”

Co-Investment Opportunities

GSBD has in the past co-invested, and in the future may co-invest, on a concurrent basis with other funds managed by GSAM and its affiliates, but not if such co-investment is impermissible under existing regulatory guidance, applicable regulations or GSAM’s allocation procedures. Certain types of negotiated co-investments may be made only if GSBD receives an order from the SEC permitting GSBD to do so. On January 4, 2017, the SEC granted GS PMMC, MMLC and GSBD, as well as certain other funds that may be managed by GSAM in the future, exemptive relief to make negotiated co-investments, subject to certain terms and conditions in the exemptive relief. See “Regulation.”

Material Non-Public Information

GSBD’s senior management and other investment professionals from its investment adviser may serve as directors of, or in a similar capacity with, companies in which it invests or in which it is considering making an investment. Through these and other relationships with a company, these individuals may obtain material, non-public information that might restrict GSBD’s ability to buy or sell securities of such company under the policies of the company or applicable law.

Transactions with Related Persons

Current GSBD Investment Management Agreement

GSBD is party to the Current GSBD Investment Management Agreement, pursuant to which it pays GSAM, a wholly owned subsidiary of Group Inc., a fee for investment management services consisting of a management fee based on its gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) and an incentive fee based on the performance of its investments. Certain of GSBD’s officers are also officers and employees of GSAM.

For the year ended December 31, 2016, GSBD paid GSAM a total of $26.15 million in fees (excluding fees that are accrued but not paid) pursuant to the Current GSBD Investment Management Agreement, which consisted of $16.84 million in management fees and $9.31 million in incentive fees.

For the year ended December 31, 2017, GSBD paid GSAM a total of $28.66 million in fees (excluding fees that are accrued but not paid) pursuant to the Current GSBD Investment Management Agreement, which consisted of $17.59 million in management fees and $11.07 million in incentive fees.

For the year ended December 31, 2018, GSBD paid GSAM a total of $34.35 million in fees (excluding fees that are accrued but not paid) pursuant to the Current GSBD Investment Management Agreement, which consisted of $17.18 million in management fees and $17.17 million in incentive fees.

The management fee and incentive fee paid to GSAM are based on the value of GSBD’s investments and there may be a conflict of interest when personnel of GSAM are involved in the valuation process for its portfolio investments.

The Current GSBD Investment Management Agreement is expected to be amended and restated in connection with the consummation of the Merger in order to exclude any amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger, such as the premium to NAV to be paid for the shares of MMLC common stock in the Merger, from the calculation of the income component of incentive fees and from the calculation of an incentive fee cap. None of the other material terms are expected to change in the New Investment Management Agreement as compared to the Current GSBD Investment Management Agreement, including the services to be provided, the base management fee and the capital gain incentive fee.

License Agreement

GSBD is party to a license agreement with an affiliate of Goldman Sachs pursuant to which it has been granted a non-exclusive, royalty-free license to use the “Goldman Sachs” name. Under this agreement, it does not have a right to use the Goldman Sachs name if GSAM or another affiliate of Goldman Sachs is not its investment adviser or if its continued use of such license results in a violation of applicable law, results in a regulatory burden or has adverse regulatory consequences. Other than with respect to this limited license, GSBD has no legal right to the “Goldman Sachs” name.

GS & Co. 10b5-1 Plan

GS & Co. adopted a 10b5-1 plan (the “GS 10b5-1 Plan”) in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act, which provided for the purchase by GS & Co. in the open market of up to the lesser of (i) $25.00 million in the aggregate of GSBD’s common stock and (ii) such amount that would not bring its collective ownership (with Group Inc.) of GSBD’s common stock over 19.9%. The GS 10b5-1 Plan expired on March 18, 2016. The GS 10b5-1 Plan required GS & Co. to purchase shares of GSBD’s common stock when the market price per share was below GSBD’s most recently reported NAV per share (including any updates, corrections or adjustments publicly announced by GSBD to any previously announced NAV per share). The purchase of shares by GS & Co. pursuant to the GS 10b5-1 Plan was intended to satisfy the conditions of Rules 10b5-1 and 10b-18 under the Exchange Act, and was otherwise subject to applicable law. Under the GS 10b5-1 Plan, GS & Co. increased the volume of purchases made anytime the market price per share of GSBD’s common stock declined below the most recently reported NAV per share, subject to volume restrictions. Purchases of GSBD’s common stock by GS & Co. under the GS 10b5-1 Plan may have resulted in the price of GSBD’s common stock being higher than the price that otherwise might have existed in the open market. For the period January 1, 2016 through March 18, 2016, GS & Co. purchased 432,638 shares of GSBD’s common stock pursuant to the GS 10b5-1 Plan.

Common Stock Repurchase Plans

In February 2016, the GSBD Board authorized GSBD to repurchase up to $25.00 million of its common stock if the stock trades below the most recently announced NAV per share (including any updates, corrections or adjustments publicly announced by GSBD to any previously announced NAV per share), from March 18, 2016 to March 18, 2017, subject to certain limitations. In February 2017, the GSBD Board renewed its authorization of the stock repurchase plan to extend the expiration to March 18, 2018, and, in February 2018, again renewed its authorization of the stock repurchase plan to extend the expiration to March 18, 2019.

In connection with this authorization, GSBD entered into a 10b5-1 plan (the “Company 10b5-1 Plan”). The Company 10b5-1 Plan initially took effect on March 18, 2016 (with any purchases to commence after the opening of NYSE trading on March 21, 2016), was subsequently renewed, and expired on March 18, 2018. GSBD entered into an agreement to renew the Company 10b5-1 Plan on May 14, 2018, which was terminated on June 27, 2018 in connection with its offering of Convertible Notes described below in “—Convertible Notes.” On June 27, 2018, GSBD entered into an agreement to renew the Company 10b5-1 Plan with any purchases pursuant to the agreement to commence on September 25, 2018. The Company 10b5-1 Plan expired on March 18, 2019.

In February 2019 the GSBD Board approved a new common stock repurchase plan (the “New Company 10b5-1 Plan”), which provides for GSBD to repurchase up to $25.00 million of shares of its common stock if the stock trades below the most recently announced NAV per share, subject to limitations. Under the New Company 10b5-1 Plan, no purchases will be made if such purchases would (i) cause the aggregate ownership of its outstanding stock by Group Inc. and GS & Co. to equal or exceed 25.0% (due to the reduction in outstanding shares of stock as a result of purchase) or (ii) cause its Debt/Equity Ratio to exceed the lower of (a) 1.40 or (b) the Maximum Debt/Equity Ratio. In the New Company 10b5-1 Plan, “Debt/Equity Ratio” means the sum of debt on the Consolidated Statements of Assets and Liabilities and the total notional value of the purchaser’s unfunded commitments divided by 85% of total equity, as of the most recent reported financial statement end date, and “Maximum Debt/Equity Ratio” means the sum of debt on the balance sheet and committed uncalled debt divided by net assets, as of the most recent reported financial statement end date. The New Company 10b5-1 Plan took effect on March 18, 2019, expires on March 18, 2020 and purchases thereunder will be conducted on a programmatic basis in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act and other applicable securities laws.

Repurchases of GSBD’s common stock under the New Company 10b5-1 Plan or otherwise may result in the price of its common stock being higher than the price that otherwise might exist in the open market. For the nine months ended September 30, 2019 and the years ended December 31, 2018, 2017 and 2016, GSBD did not repurchase any of its common stock pursuant to the Company 10b5-1 Plan, the New Company 10b5-1 Plan or otherwise. The New Company 10b5-1 Plan was temporarily suspended during the pendency of the Merger.

Related Party Transaction Review Policy

The GSBD Audit Committee will review any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to GSBD’s Code of Ethics. Each of GSBD’s directors and executive officers completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF GOLDMAN SACHS BDC, INC.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if the person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire these powers within 60 days. As of December 31, 2019, there were 40,367,071 shares of GSBD common stock outstanding. The following table sets forth, as of December 31, 2019, certain ownership information with respect to shares of GSBD common stock for each of GSBD’s current directors (including the nominees), executive officers and directors and executive officers as a group, and each person known to GSBD to beneficially own 5% or more of the outstanding shares of GSBD common stock. With respect to persons known to GSBD to beneficially own 5% or more of the outstanding shares of GSBD common stock, such knowledge is based on beneficial ownership filings made by the holders with the SEC and other information known to GSBD. The percentage ownership is based on 40,367,071 shares of GSBD common stock outstanding as of December 31, 2019.

Name and Address	Type of Ownership (3)	Shares Owned	Percentage
Beneficial owners of 5% or more
The Goldman Sachs Group, Inc. (1)	Beneficial	6,483,653	16.1%

Interested Director
Kaysie Uniacke	Beneficial	10,000	*

Independent Directors
Jaime Ardila	Beneficial	13,850	*
Ross J. Kari	Beneficial	5,000	*
Ann B. Lane	Beneficial	6,890	*
Susan B. McGee	—	—	—

Executive Officers
Brendan McGovern	Beneficial	35,000	*
Jon Yoder	Beneficial	5,000	*
Jonathan Lamm	Beneficial	5,000	*
Julien Yoo	—	—	—
David Yu	Beneficial	8,000	*
Jordan Walter	—	—	—
Carmine Rossetti	—	—	—
Michael Mastropaolo	—	—	—
All executive officers and directors as a group (13 persons) (2)	Beneficial	88,740	*

*	Less than 1%.
(1)

Based on a Schedule 13G/A filed with the SEC on February 14, 2018. The address of Group Inc. is 200 West Street, New York, NY 10282. The shares of GSBD’s common stock shown in the above table as being owned by Group Inc. include 652,354 shares held directly by GS & Co. LLC, a wholly owned subsidiary of Group Inc. Group Inc. disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. Each of Group Inc. and GS & Co. has indicated that it intends to vote GSBD’s shares over which it has voting discretion in the same manner and proportion as shares of GSBD over which Group Inc. or GS & Co. does not have voting discretion.

(2)	The address for each of GSBD’s directors and executive officers is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, NY 10282.
(3)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

SENIOR SECURITIES OF GOLDMAN SACHS BDC, INC.

Information about GSBD’s senior securities is shown in the following table as of December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014. The report of GSBD’s independent registered public accounting firm, PricewaterhouseCoopers LLP, on the senior securities table as of December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 is attached as an exhibit to this prospectus. There were no senior securities outstanding as of December 31, 2013 and December 31, 2012. This information about GSBD’s senior securities should be read in conjunction with GSBD’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Goldman Sachs BDC, Inc.”

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)		Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(In thousands)
Revolving Credit Facility(5)
September 30, 2019 (Unaudited)	$576.83		$1,933.35	-	N/A
December 31, 2018	$509.42		$2,062.21	-	N/A
December 31, 2017	$431.25		$2,328.75	-	N/A
December 31, 2016	$387.75		$2,323.00	-	N/A
December 31, 2015	$419.00		$2,643.56	-	N/A
December 31, 2014	$350.00		$2,641.66	-	N/A
December 31, 2013	$-	$	N/A	-	N/A
December 31, 2012	$-	$	N/A	-	N/A
Convertible Notes due 2022(6)
September 30, 2019 (Unaudited)	$155.00		$1,933.35	-	N/A
December 31, 2018	$155.00		$2,062.21	-	N/A
December 31, 2017	$115.00		$2,328.75	-	N/A
December 31, 2016	$115.00		$2,323.00	-	N/A
Foreign Currency Forward Contracts(7)
September 30, 2019 (Unaudited)	$1.91		$1,933.35	-	N/A
December 31, 2018	$3.90		$2,062.21	-	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of GSBD’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “-” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because such senior securities are not registered for public trading.
(5)	The Existing GSBD Credit Facility was entered into on September 19, 2013.
(6)	$115 million aggregate principal amount of Convertible Notes were issued on October 3, 2016 and an additional $40 million aggregate principal amount of Convertible Notes were issued on July 2, 2018.
(7)

GSBD enters into foreign currency forward contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of GSBD’s investments denominated in foreign currencies. The above table sets forth GSBD’s net exposure to foreign currency forward contracts as of December 31, 2018.

PORTFOLIO COMPANIES OF GOLDMAN SACHS BDC, INC.

The following table sets forth certain information as of September 30, 2019 for each portfolio company in which GSBD had an investment. Other than these investments, GSBD’s only formal relationships with its portfolio companies are the significant managerial assistance that GSBD may provide upon request and the board observation or participation rights GSBD may receive in connection with GSBD’s investment. As defined by the 1940 Act, GSBD does not “control” any of the portfolio companies; however, GSBD is considered an “affiliate” of one of its portfolio companies. In general, under the 1940 Act, GSBD would be presumed to “control” a portfolio company if GSBD owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if GSBD owned more than 5% of its outstanding voting securities.

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held

Investments at Fair Value – 208.83% #

Corporate Debt (1) – 194.25%

1st Lien/Senior Secured Debt – 151.38%
3SI Security Systems, Inc. (2)	101 Lindenwood Drive, Suite 200, Malvern, PA 19355	Commercial Services & Supplies	7.90%	L + 5.75%; 1.00% Floor	06/16/2023	$14,811	$14,677	$14,663	—
A Place For Mom, Inc.	701 5th Ave, Suite 3200, Seattle, WA 98104	Diversified Consumer Services	5.79%	L + 3.75%; 1.00% Floor	08/10/2024	8,865	8,858	8,643	—
Accuity Delivery Systems, LLC^ (2) (3)	810 7th Avenue, Suite 1110, New York, NY 10019	Health Care Providers & Services	9.13%	L + 7.00%; 1.00% Floor	06/13/2023	10,170	9,931	9,992	—
Animal Supply Holdings, LLC^^ (2) (4)	600 E. Las Colinas Boulevard, Suite 700, Irving, TX 75039	Distributors	12.26%	L + 10.00% (incl. 2.50% PIK); 1.50% Floor	02/22/2022	3,854	3,811	3,768	—
Ansira Partners, Inc.	2300 Locust Street, Saint Louis, MO 63103	Media	7.79%	L + 5.75%; 1.00% Floor	12/20/2022	4,590	4,562	4,567	—
Ansira Partners, Inc. (5)	2300 Locust Street, Saint Louis, MO 63103	Media	7.79%	L + 5.75%; 1.00% Floor	12/20/2022	282	185	185	—
Apptio, Inc. (2) (3)	11100 N.E. 8th Street, Suite 600 Bellevue, WA 98004	IT Services	9.56%	L + 7.25%; 1.00% Floor	01/10/2025	32,702	32,103	32,048	—
Apptio, Inc. (2) (3) (5) (6)	11100 N.E. 8th Street, Suite 600 Bellevue, WA 98004	IT Services		L + 7.25%; 1.00% Floor	01/10/2025	2,225	(39)	(44)	—
Artesyn Embedded Technologies, Inc. (7)	7900 Glades Road, Suite 500, Boca Raton, FL 33434	Electronic Equipment, Instruments & Components	9.75%		10/15/2020	20,000	20,000	20,000	—
Associations, Inc. (2) (3)	5401 N. Central Expressway, Suite 290 Dallas, TX 75205	Real Estate Management & Development	9.32%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	13,443	13,303	13,308	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
Associations, Inc. (2) (3) (5)	5401 N. Central Expressway, Suite 290 Dallas, TX 75205	Real Estate Management & Development	9.32%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	2,968	1,697	1,697	—
Associations, Inc. (2) (3) (5) (6)	5401 N. Central Expressway, Suite 290 Dallas, TX 75205	Real Estate Management & Development		L + 4.00%; 1.00% Floor	07/30/2024	587	(6)	(6)	—
ATX Networks Corp.	8-1602 Tricont Avenue Whitby, ON L1N 7C3 Canada	Communications Equipment	9.10%	L + 7.00% (incl. 1.00% PIK); 1.00% Floor	06/11/2021	7,336	7,310	6,859	—
ATX Networks Corp.	8-1602 Tricont Avenue Whitby, ON L1N 7C3 Canada	Communications Equipment	9.10%	L + 7.00% (incl. 1.00% PIK); 1.00% Floor	06/11/2021	466	461	436	—
Badger Sportswear, Inc.	111 Badger Lane, Statesville, NC 28625-2758	Textiles, Apparel & Luxury Goods	6.54%	L + 4.50%; 1.00% Floor	09/11/2023	7,150	7,106	6,793	—
Barbri, Inc.	12222 Merit Drive, Suite 1340, Dallas, TX 75251	Media	6.46%	L + 4.25%; 1.00% Floor	12/01/2023	6,243	6,220	6,150	—
BJH Holdings III Corp. (3)	124 W Oxmoor Rd, Birmingham, AL 35209	Hotels, Restaurants & Leisure	7.79%	L + 5.75%	08/19/2025	6,224	6,163	6,162	—
Brillio, LLC (2) (3)	5201 Great America Parkway, Santa Clara, CA 95054	IT Services	6.79%	L + 4.75%; 1.00% Floor	02/06/2025	4,509	4,479	4,475	—
Brillio, LLC (2) (3) (5)	5201 Great America Parkway Santa Clara, CA 95054	IT Services		L + 4.75%; 1.00% Floor	02/06/2025	1,510	—	(15)	—
Bullhorn, Inc. (3) (8)	100 Summer Street, 17th FL Boston, MA 02210	Internet Software & Services		L + 5.50%; 1.00% Floor	10/01/2025	10,995	10,830	10,830	—
Bullhorn, Inc. (3) (5) (8)	100 Summer Street, 17th FL Boston, MA 02210	Internet Software & Services		L + 5.50%; 1.00% Floor	10/01/2025	909	—	—	—
Bullhorn, Inc. (3) (5) (8)	100 Summer Street, 17th FL Boston, MA 02210	Internet Software & Services		L + 5.50%; 1.00% Floor	10/01/2025	545	—	—	—
Businessolver.com, Inc. (2) (3)	1025 Ashworth Road, Suite 101 West Des Moines, IA 50265	Health Care Technology	9.66%	L + 7.50%; 1.00% Floor	05/15/2023	12,549	12,356	12,329	—
Businessolver.com, Inc. (2) (3) (5)	1025 Ashworth Road, Suite 101 West Des Moines, IA 50265	Health Care Technology	9.66%	L + 7.50%; 1.00% Floor	05/15/2023	1,882	1,323	1,316	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
Businessolver.com, Inc. (2) (3) (5)	1025 Ashworth Road, Suite 101 West Des Moines, IA 50265	Health Care Technology	9.55%	L + 7.50%; 1.00% Floor	05/15/2023	1,569	322	318	—
CFS Management, LLC (3)	2601 S. Tamiami Trail Sarasota, FL 34239	Health Care Providers & Services	7.95%	L + 5.75%; 1.00% Floor	07/01/2024	4,809	4,762	4,761	—
CFS Management, LLC (3) (5) (6)	2601 S. Tamiami Trail Sarasota, FL 34239	Health Care Providers & Services		L + 5.75%; 1.00% Floor	07/01/2024	1,418	(14)	(14)	—
Clarkson Eyecare, LLC (3)	15933 Clayton Road, Suite 210 Ballwin, MO 63011	Health Care Providers & Services	8.37%	L + 6.25%; 1.00% Floor	04/02/2021	7,490	7,347	7,340	—
Clarkson Eyecare, LLC (3)	15933 Clayton Road, Suite 210 Ballwin, MO 63011	Health Care Providers & Services	8.39%	L + 6.25%; 1.00% Floor	04/02/2021	4,955	4,856	4,856	—
Collaborative Imaging, LLC^^^ (2) (3)	8214 Westchester Drive, Suite 950 Dallas, TX 75225	Health Care Providers & Services	8.76%	L + 6.50%; 1.00% Floor	03/28/2025	8,900	8,789	8,722	—
Continuum Managed Services LLC (2) (3)	99 High Street, 31st Floor Boston, MA 02110	IT Services	8.05%	L + 6.00%; 1.00% Floor	06/08/2023	21,173	20,778	21,173	—
Continuum Managed Services LLC (2) (3)	99 High Street, 31st Floor Boston, MA 02110	IT Services	8.05%	L + 6.00%; 1.00% Floor	06/08/2023	6,094	5,991	6,094	—
Continuum Managed Services LLC (2) (3)	99 High Street, 31st Floor Boston, MA 02110	IT Services	8.05%	L + 6.00%; 1.00% Floor	06/08/2023	1,786	1,755	1,786	—
Continuum Managed Services LLC (2) (3) (5) (6)	99 High Street, 31st Floor Boston, MA 02110	IT Services		L + 6.00%; 1.00% Floor	06/08/2022	2,220	(33)	—	—
Convene 237 Park Avenue, LLC (3)	101 Greenwich Street, New York, NY 10006	Real Estate Management & Development	9.54%	L + 7.50%; 1.50% Floor	08/30/2024	21,200	20,782	20,776	—
Convene 237 Park Avenue, LLC (3) (5) (6)	101 Greenwich Street, New York, NY 10006	Real Estate Management & Development		L + 7.50%; 1.50% Floor	08/30/2024	6,220	(61)	(62)	—
CorePower Yoga LLC (3)	3001 Brighton Blvd, Suite 269 Denver, CO 80216	Diversified Consumer Services	6.61%	L + 4.50%	05/14/2025	8,336	8,217	8,211	—
CorePower Yoga LLC (3) (5) (6)	3001 Brighton Blvd, Suite 269 Denver, CO 80216	Diversified Consumer Services		L + 4.75%	05/14/2025	678	(10)	(10)	—
CorePower Yoga LLC (3) (5) (6)	3001 Brighton Blvd, Suite 269 Denver, CO 80216	Diversified Consumer Services		L + 4.50%	05/14/2025	1,807	(26)	(27)	—
CST Buyer Company (2)	11035 Aurora Avenue, Urbandale, IA 50322	Diversified Consumer Services	7.04%	L + 5.00%; 1.00% Floor	03/01/2023	9,188	9,030	9,142	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
CST Buyer Company (2) (5) (6)	11035 Aurora Avenue, Urbandale, IA 50322	Diversified Consumer Services		L + 5.00%; 1.00% Floor	03/01/2023	900	(14)	(4)	—
DDS USA Holding, Inc. (2) (3)	5440 Beaumont Center Blvd., Suite 400, Tampa, FL 33634	Health Care Equipment & Supplies	7.35%	L + 5.25%; 1.00% Floor	06/30/2022	3,815	3,800	3,795	—
DDS USA Holding, Inc. (2) (3)	5440 Beaumont Center Blvd., Suite 400, Tampa, FL 33634	Health Care Equipment & Supplies	7.35%	L + 5.25%; 1.00% Floor	06/30/2022	3,608	3,594	3,590	—
DDS USA Holding, Inc. (2) (3) (5) (6)	5440 Beaumont Center Blvd., Suite 400, Tampa, FL 33634	Health Care Equipment & Supplies		L + 5.25%; 1.00% Floor	06/30/2022	1,079	(4)	(5)	—
Diligent Corporation (2) (3)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.75%	L + 5.50%; 1.00% Floor	04/14/2022	€16,057	18,407	17,326	—
Diligent Corporation (2) (3) (5)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.73%	L + 5.50%; 1.00% Floor	04/14/2022	8,104	2,032	2,029	—
Diligent Corporation (2) (3)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.81%	L + 5.50%; 1.00% Floor	04/14/2022	1,479	1,464	1,464	—
Diligent Corporation (2) (3) (5)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.64%	L + 5.50%; 1.00% Floor	04/14/2022	1,300	1,121	1,131	—
Diligent Corporation (2) (3)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.56%	L + 5.50%; 1.00% Floor	04/14/2022	508	502	503	—
Diligent Corporation (2) (3)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.81%	L + 5.50%; 1.00% Floor	04/14/2022	246	243	243	—
DiscoverOrg, LLC (3)	805 Broadway Street, Suite 900, Vancouver, WA 98660	Software	6.54%	L + 4.50%	02/02/2026	16,119	15,969	16,043	—
DocuTAP, Inc. (2) (3)	101 South Phillips Avenue, Suite 300 Sioux Falls, SD 57104	Health Care Technology	7.79%	L + 5.75%; 1.00% Floor	05/12/2025	24,154	23,581	23,912	—
E2open, LLC (3)	9600 Great Hills Trail, Suite 300E Austin, TX 78759	Software	7.87%	L + 5.75%; 1.00% Floor	11/26/2024	16,300	16,143	16,137	—
Elemica Parent, Inc. (3)	550 E Swedesford Road, Suite 310Wayne, PA 19087	Chemicals	7.65%	L + 5.50%	09/18/2025	2,913	2,840	2,840	—
Elemica Parent, Inc. (3) (5)	550 E Swedesford Road, Suite 310 Wayne, PA 19087	Chemicals	7.63%	L + 5.50%	09/18/2025	380	105	105	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
Elemica Parent, Inc. (3) (5) (6)	550 E Swedesford Road, Suite 310Wayne, PA 19087	Chemicals		L + 5.50%	09/18/2025	560	(7)	(7)	—
Empirix, Inc. (2) (3)	600 Technology Park Drive, Suite 100 Billerica, MA 01821	Diversified Telecommunication Services	8.36%	L + 6.25%; 1.00% Floor	09/25/2024	22,138	21,803	21,087	—
Empirix, Inc. (2) (3) (5) (6)	600 Technology Park Drive, Suite 100 Billerica, MA 01821	Diversified Telecommunication Services		L + 6.25%; 1.00% Floor	09/25/2023	1,300	(18)	(62)	—
Fenergo Finance 3 Limited (2) (3) (9)	Castleforbes House, Mayor Street, North Dock, Dublin 1, Ireland	Diversified Financial Services	8.31%	L + 6.25%; 1.00% Floor	09/05/2024	€17,800	20,379	19,207	—
Fenergo Finance 3 Limited (2) (3) (5) (6) (9)	Castleforbes House, Mayor Street, North Dock, Dublin 1, Ireland	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	1,182	(17)	(12)	—
Fenergo Finance 3 Limited (2) (3) (5) (6) (9)	Castleforbes House, Mayor Street, North Dock, Dublin 1, Ireland	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€1,500	(25)	(125)	—
FWR Holding Corporation (2)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	4,460	4,382	4,416	—
FWR Holding Corporation (2)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	891	876	882	—
FWR Holding Corporation (2)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	563	554	558	—
FWR Holding Corporation (2) (5)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	587	137	141	—
Gastro Health Holdco, LLC (2) (3)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services	8.11%	L + 6.00%; 1.00% Floor	09/04/2024	12,661	12,444	12,440	—
Gastro Health Holdco, LLC (2) (3)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services	8.12%	L + 6.00%; 1.00% Floor	09/04/2024	5,092	5,003	5,003	—
Gastro Health Holdco, LLC (2) (3) (5) (6)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2023	2,000	(32)	(35)	—
Gastro Health Holdco, LLC (2) (3) (5) (6)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2024	4,876	(36)	(85)	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
Gastro Health Holdco, LLC (2) (3) (5) (6)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2024	5,100	(44)	(89)	—
GH Holding Company (2)	15 S Main St, Suite 500, Greenville, SC 29601	Real Estate Management & Development	6.54%	L + 4.50%	02/28/2023	7,388	7,361	7,351	—
GI Revelation Acquisition LLC	1209 Orange Street, Wilmington, DE 19801	Internet Software & Services	7.04%	L + 5.00%	04/16/2025	4,694	4,674	4,486	—
GK Holdings, Inc.	9000 Regency Parkway, Suite 400, Cary, NC 27518	IT Services	8.10%	L + 6.00%; 1.00% Floor	01/20/2021	8,572	8,557	7,012	—
GlobalTranz Enterprises, Inc. (3)	7350 North Dobson Road, Suite 130, Scottsdale, AZ 85256	Road & Rail	7.06%	L + 5.00%	05/15/2026	7,701	7,552	7,367	—
Granicus, Inc. (3)	707 17th Street, Suite 4000, Denver, CO 80202	Software	6.85%	L + 4.75%; 1.00% Floor	09/07/2022	8,336	8,265	8,252	—
Halo Branded Solutions, Inc.	1500 HALO Way, Sterling, IL 61081	Commercial Services & Supplies	6.54%	L + 4.50%; 1.00% Floor	06/30/2025	8,512	8,438	8,384	—
HS4 AcquisitionCo, Inc. (3)	6504 Bridge Point Parkway, Suite 425 Austin, TX 78730	Hotels, Restaurants & Leisure	8.85%	L + 6.75%; 1.00% Floor	07/09/2025	23,157	22,708	22,694	—
HS4 AcquisitionCo, Inc. (3) (5) (6)	6504 Bridge Point Parkway, Suite 425, Austin, TX 78730	Hotels, Restaurants & Leisure		L + 6.75%; 1.00% Floor	07/09/2025	1,883	(36)	(38)	—
Hygiena Borrower LLC	941 Avenida Acaso, Camarillo, CA 93012	Life Sciences Tools & Services	6.10%	L + 4.00%; 1.00% Floor	08/26/2022	12,553	12,457	12,302	—
Hygiena Borrower LLC (5) (6)	941 Avenida Acaso Camarillo, CA 93012	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	715	(4)	(14)	—
Hygiena Borrower LLC (5) (6)	941 Avenida Acaso Camarillo, CA 93012	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	1,313	(12)	(26)	—
iCIMS, Inc. (2) (3)	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Software	8.56%	L + 6.50%; 1.00% Floor	09/12/2024	29,895	29,382	29,372	—
iCIMS, Inc. (2) (3)	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Software	8.56%	L + 6.50%; 1.00% Floor	09/12/2024	5,506	5,400	5,409	—
iCIMS, Inc. (2) (3) (5) (6)	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Software		L + 6.50%; 1.00% Floor	09/12/2024	1,868	(31)	(33)	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
Infinity Sales Group (2) (4)	5201 Congress Avenue, Suite 150, Boca Raton, FL 33487	Media	12.61%	L + 10.50%; 1.00% Floor	11/23/2020	27,491	30,941	29,965	—
Integral Ad Science, Inc. (2) (3)	95 Morton Street, 8th Floor, New York, NY 10014	Media	9.37%	L + 7.25% (incl. 1.25% PIK); 1.00% Floor	07/19/2024	23,959	23,564	23,539	—
Integral Ad Science, Inc. (2) (3) (5) (6)	95 Morton Street, 8th Floor, New York, NY 10014	Media		L + 6.00%; 1.00% Floor	07/19/2023	1,815	(28)	(32)	—
Internet Truckstop Group, LLC (2) (3)	222 N. Plymouth Avenue, New Plymouth, ID 83655	Transportation Infrastructure	7.61%	L + 5.50%; 1.00% Floor	04/02/2025	22,264	21,746	21,708	—
Internet Truckstop Group, LLC (2) (3) (5) (6)	222 N. Plymouth Avenue, New Plymouth, ID 83655	Transportation Infrastructure		L + 5.50%; 1.00% Floor	04/02/2025	1,800	(41)	(45)	—
Iracore International Holdings, Inc.^ (2)	3516 13th Avenue, Hibbing, MN 55746	Energy Equipment & Services	11.13%	L + 9.00%; 1.00% Floor	04/12/2021	3,389	3,389	3,389	—
Jill Acquisition LLC	4 Batterymarch Park Quincy, MA 02169 United States	Textiles, Apparel & Luxury Goods	7.26%	L + 5.00%; 1.00% Floor	05/08/2022	6,861	6,835	6,305	—
Kawa Solar Holdings Limited^ (2) (9) (10)	Anckelmannsplatz 1, 20537 Hamburg, Germany	Construction & Engineering			05/26/2020	3,917	3,603	3,855	—
Kawa Solar Holdings Limited^ (2) (9) (10)	Anckelmannsplatz 1, 20537 Hamburg, Germany	Construction & Engineering			05/26/2020	5,201	2,683	—	—
Legacy Buyer Corp. (2)	9205 Legacy Drive, Frisco, TX 75033	Health Care Providers & Services	10.11%	L + 8.00%; 1.00% Floor	10/24/2019	20,783	20,777	20,783	—
Legacy Buyer Corp. (2) (5) (6)	9205 Legacy Drive, Frisco, TX 75033	Health Care Providers & Services		L + 8.00%; 1.00% Floor	10/24/2019	2,500	(1)	—	—
Lithium Technologies, Inc. (2) (3)	225 Bush St., 15th Floor, San Francisco, CA 94104	Internet Software & Services	10.04%	L + 8.00%; 1.00% Floor	10/03/2022	38,966	38,326	38,284	—
Lithium Technologies, Inc. (2) (3) (5)	225 Bush St., 15th Floor, San Francisco, CA 94104	Internet Software & Services	10.04%	L + 8.00%; 1.00% Floor	10/03/2022	2,684	496	490	—
Mailgun Technologies, Inc. (2) (3) (5)	112 E Pecan St. #1135, San Antonio, TX 78205	Internet Software & Services	7.61%	L + 5.50%; 1.00% Floor	03/26/2025	13,124	12,879	12,862	—
Mailgun Technologies, Inc. (2) (3) (5)	112 E Pecan St. #1135, San Antonio, TX 78205	Internet Software & Services		L + 5.50%; 1.00% Floor	03/26/2025	2,812	—	—	—
Mailgun Technologies, Inc. (2) (3) (5) (6)	112 E Pecan St. #1135, San Antonio, TX 78205	Internet Software & Services		L + 5.50%; 1.00% Floor	03/26/2025	1,530	(28)	(31)	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
Mervin Manufacturing, Inc. (2)	3400 Stone Way, Suite 200, Seattle, WA 98103	Leisure Equipment & Products	9.54%	L + 7.50%; 1.00% Floor	09/30/2022	10,913	10,912	10,804	—
Midwest Transport, Inc. (2) (3)	11385 N. Trimble Rd, Robinson, IL 62454	Road & Rail	9.06%	L + 7.00%; 1.00% Floor	10/02/2023	12,065	11,964	11,944	—
MMIT Holdings, LLC (2) (3)	1040 Stony Hill Road, Suite 300, Yardley, PA 1967	Health Care Technology	7.60%	L + 5.50%; 1.00% Floor	11/15/2024	20,765	20,386	20,402	—
MMIT Holdings, LLC (2) (3) (5) (6)	1040 Stony Hill Road, Suite 300, Yardley, PA 19067	Health Care Technology		L + 5.50%; 1.00% Floor	11/15/2024	3,188	(55)	(56)	—
Netvoyage Corporation (2) (3)	2500 W Executive Parkway, Suite 350, Lehi, UT 84043	Software	10.30%	L + 8.25%; 1.00% Floor	03/22/2024	8,536	8,416	8,429	—
Netvoyage Corporation (2) (3) (5) (6)	2500 W Executive Parkway, Suite 350, Lehi, UT 84043	Software		L + 8.25%; 1.00% Floor	03/24/2022	654	(7)	(8)	—
Output Services Group, Inc.	100 Challenger Road, Suite 303, Ridgefield Park, NJ 07660	Diversified Consumer Services	6.54%	L + 4.50%; 1.00% Floor	03/27/2024	3,463	3,451	2,978	—
Output Services Group, Inc. (5)	100 Challenger Road, Suite 303, Ridgefield Park, NJ 07660	Diversified Consumer Services		L + 4.50%; 1.00% Floor	03/27/2024	513	—	(72)	—
Pathway Vet Alliance LLC (2) (3)	800 W Cesar Chavez St, B-100, Austin, TX 78701	Health Care Providers & Services	6.55%	L + 4.50%	12/20/2024	4,783	4,740	4,735	—
Pathway Vet Alliance LLC (2) (3) (5)	800 W Cesar Chavez St, B-100, Austin, TX 78701	Health Care Providers & Services	6.55%	L + 4.50%	12/20/2024	1,690	1,295	1,292	—
Pharmalogic Holdings Corp. (2)	1 South Ocean Blvd., Suite 206 Boca Raton, FL 33432	Health Care Equipment & Supplies	6.04%	L + 4.00%	06/11/2023	3,247	3,240	3,230	—
Pharmalogic Holdings Corp. (2)	1 South Ocean Blvd., Suite 206 Boca Raton, FL 33432	Health Care Equipment & Supplies	6.04%	L + 4.00%	06/11/2023	1,764	1,761	1,755	—
Pharmalogic Holdings Corp. (2)	1 South Ocean Blvd., Suite 206 Boca Raton, FL 33432	Health Care Equipment & Supplies	6.04%	L + 4.00%	06/11/2023	1,733	1,725	1,725	—
Pharmalogic Holdings Corp. (2)	1 South Ocean Blvd., Suite 206 Boca Raton, FL 33432	Health Care Equipment & Supplies	6.04%	L + 4.00%	06/11/2023	932	930	928	—
Picture Head Midco LLC (2) (3)	1132 N Vine. St. Hollywood, CA 90038	Media	8.79%	L + 6.75%; 1.00% Floor	08/31/2023	18,437	18,123	18,160	—
Picture Head Midco LLC (2) (3)	1132 N Vine. St. Hollywood, CA 90038	Media	8.81%	L + 6.75%; 1.00% Floor	08/31/2023	1,840	1,840	1,812	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
PlanSource Holdings, Inc. (2) (3)	101 South Garland Avenue Orlando, FL 32801	Health Care Technology	8.81%	L + 6.25%; 1.00% Floor	04/22/2025	22,780	22,351	22,324	—
PlanSource Holdings, Inc. (2) (3) (5) (6)	101 South Garland Avenue Orlando, FL 32801	Health Care Technology		L + 6.25%; 1.00% Floor	04/22/2025	3,142	(58)	(63)	—
Power Stop, LLC (3)	6112 W. 73rd Street, Unit C, Bedford Park, IL 60638	Auto Components	6.85%	L + 4.75%	10/19/2025	7,543	7,526	7,468	—
Professional Physical Therapy (2)	576 Broadhollow Road Melville, NY 11747	Health Care Providers & Services	8.85%	L + 6.75% (incl. 0.75% PIK); 1.00% Floor	12/16/2022	5,828	5,065	4,954	—
Regulatory DataCorp, Inc.	211 South Gulph Road #125, King of Prussia, PA 19406	Diversified Financial Services	6.60%	L + 4.50%; 1.00% Floor	09/21/2022	2,462	2,462	2,413	—
Riverpoint Medical, LLC (2) (3)	825 NE 25th Avenue Portland, OR 97232	Health Care Equipment & Supplies	7.10%	L + 5.00%; 1.00% Floor	06/21/2025	9,020	8,977	8,930	—
Riverpoint Medical, LLC (2) (3) (5) (6)	825 NE 25th Avenue Portland, OR 97232	Health Care Equipment & Supplies		L + 5.00%; 1.00% Floor	06/21/2025	1,644	(8)	(16)	—
SF Home Décor, LLC (2) (3)	8000 Quarry Road, Alburtis, PA 18011	Household Products	11.86%	L + 9.75%; 1.00% Floor	07/13/2022	19,260	18,801	18,634	—
Shopatron, LLC (2) (3)	717 North Harwood Street, Suite 1900, Dallas, TX 75201	Internet & Catalog Retail	11.83%	L + 9.50%; 1.00% Floor	12/18/2020	4,268	4,209	4,204	—
SMS Systems Maintenance Services, Inc.	10420 Harris Oaks Blvd, Suite C, Charlotte, NC 28269	IT Services	7.04%	L + 5.00%; 1.00% Floor	10/30/2023	7,294	7,270	5,677	—
SPay, Inc. (2) (3)	5360 Legacy Drive, Suite 150, Plano, TX 75024	Internet Software & Services	7.80%	L + 5.75%; 1.00% Floor	06/17/2024	10,332	10,162	9,996	—
SPay, Inc. (2) (3) (5)	5360 Legacy Drive, Suite 150, Plano, TX 75024	Internet Software & Services	7.90%	L + 5.75%; 1.00% Floor	06/17/2024	1,140	742	723	—
SPay, Inc. (2) (3)	5360 Legacy Drive, Suite 150, Plano, TX 75024	Internet Software & Services	8.06%	L + 5.75%; 1.00% Floor	06/17/2024	381	378	369	—
The Center for Orthopedic and Research Excellence, Inc. (3)	14520 W Granite Valley Drive Sun City West, AZ 85375	Health Care Providers & Services	7.56%	L + 5.50%; 1.00% Floor	08/15/2025	13,466	13,267	13,230	—
The Center for Orthopedic and Research Excellence, Inc. (3) (5)	14520 W Granite Valley Drive Sun City West, AZ 85375	Health Care Providers & Services	7.56%	L + 5.50%; 1.00% Floor	08/15/2025	1,857	251	246	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
The Center for Orthopedic and Research Excellence, Inc. (3) (5) (6)	14520 W Granite Valley Drive, Sun City West, AZ 85375	Health Care Providers & Services		L + 5.50%; 1.00% Floor	08/15/2025	4,643	(38)	(41)	—
Tronair Parent Inc.	1 Air Cargo Parkway East, Swanton, OH 43558	Air Freight & Logistics	6.93%	L + 4.75%; 1.00% Floor	09/08/2023	6,790	6,749	6,111	—
U.S. Acute Care Solutions, LLC (2)	4535 Dressler Rd NW, Canton, OH 44718	Health Care Providers & Services	8.20%	L + 6.00% (incl. 1.00% PIK); 1.00% Floor	05/17/2021	6,321	6,295	6,068	—
US Med Acquisition, Inc. (2)	8260 NW 27 Street, Suite 403, Doral, FL 33122	Health Care Equipment & Supplies	11.10%	L + 9.00%; 1.00% Floor	08/13/2021	29,721	29,494	28,830	—
VRC Companies, LLC (2)	5400 Meltech Blvd., Suite 101, Memphis, TN 38118	Commercial Services & Supplies	8.54%	L + 6.50%; 1.00% Floor	03/31/2023	18,737	18,527	18,597	—
VRC Companies, LLC (2) (5)	5400 Meltech Blvd., Suite 101, Memphis, TN 38118	Commercial Services & Supplies	9.33%	L + 6.50%; 1.00% Floor	03/31/2022	882	578	581	—
WebPT, Inc. (3)	625 S 5th Street, Phoenix, AZ 85004	Health Care Technology	8.89%	L + 6.75%; 1.00% Floor	08/28/2024	10,192	9,991	9,988	—
WebPT, Inc. (3) (5) (6)	625 S 5th Street, Phoenix, AZ 85004	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,274	(13)	(13)	—
WebPT, Inc. (3) (5) (6)	625 S 5th Street, Phoenix, AZ 85004	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,062	(21)	(21)	—
Wine.com, LLC (2) (3)	222 Sutter Street, Suite 450, San Francisco, CA 94108	Beverages	9.59%	L + 7.00%; 1.00% Floor	11/14/2024	6,400	6,287	6,272	—
Wolfpack IP Co. (2) (3) (9)	231 Shearson Crescent, Suite 310, Cambridge, ON N1T 1J5 Canada	Real Estate Management & Development	8.56%	L + 6.50%; 1.00% Floor	06/13/2025	31,694	31,085	31,060	—
Wolfpack IP Co. (2) (3) (5) (6) (9)	231 Shearson Crescent, Suite 310, Cambridge, ON N1T 1J5 Canada	Real Estate Management & Development		L + 6.50%; 1.00% Floor	06/13/2025	3,169	(60)	(63)	—
WorkForce Software, LLC (3)	38705 Seven Mile Road, Livonia, MI 48152	Software	8.76%	L + 6.50%; 1.00% Floor	07/31/2025	8,735	8,564	8,560	—
WorkForce Software, LLC (3) (5) (6)	38705 Seven Mile Road, Livonia, MI 48152	Software		L + 6.50%; 1.00% Floor	07/31/2025	771	(15)	(15)	—
Wrike, Inc. (2) (3)	70 N. 2nd Street, San Jose, CA 95113	Professional Services	8.80%	L + 6.75%; 1.00% Floor	12/31/2024	16,223	15,930	15,899	—
Wrike, Inc. (2) (3) (5) (6)	70 N. 2nd Street, San Jose, CA 95113	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	1,600	(28)	(32)	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
Xactly Corporation (2) (3)	300 Park Avenue, Suite 1700, San Jose, CA 95110	Internet Software & Services	9.30%	L + 7.25%; 1.00% Floor	07/29/2022	27,173	26,803	26,834	—
Xactly Corporation (2) (3) (5) (6)	300 Park Avenue, Suite 1700, San Jose, CA 95110	Internet Software & Services		L + 7.25%; 1.00% Floor	07/29/2022	1,697	(19)	(21)	—
Yasso, Inc. (2) (3)	2 Heritage Drive, #501, Quincy, MA 02171	Food Products	9.79%	L + 7.75%; 1.00% Floor	03/23/2022	8,051	7,962	7,769	—
Total 1st Lien/Senior Secured Debt							$1,051,036	$1,036,750	—

1st Lien/Last-Out Unitranche (11) – 5.15%
Doxim, Inc. (2) (3)	220 Spring Street, Suite 650, Herndon, VA 20170	Diversified Financial Services	8.10%	L + 6.00%; 1.00% Floor	02/28/2024	11,900	11,596	11,573	—
Doxim, Inc. (2) (3)	220 Spring Street, Suite 650, Herndon, VA 20170	Diversified Financial Services	8.15%	L + 6.00%; 1.00% Floor	02/28/2024	624	609	607	—
RugsUSA, LLC (2) (3)	134 West 29th Street, 5th Floor New York, NY 10001	Household Products	8.55%	L + 6.50%; 1.00% Floor	04/30/2023	5,840	5,796	5,796	—
Smarsh, Inc. (2) (3)	851 SW 6th Avenue, Suite 800, Portland, OR 97204	Software	9.93%	L + 7.88%; 1.00% Floor	03/31/2021	17,445	17,311	17,314	—
Total 1st Lien/Last-Out Unitranche							$35,312	$35,290	—

2nd Lien/Senior Secured Debt – 36.69%
American Dental Partners, Inc. (2) (3)	401 Edgewater Place, Suite 430 Wakefield, MA 01880	Health Care Providers & Services	10.60%	L + 8.50%; 1.00% Floor	09/25/2023	5,738	5,638	5,637	—
Bolttech Mannings, Inc.^^ (2)	501 Mosside Boulevard, North Versailles, PA 15137	Commercial Services & Supplies	10.13%	L + 8.00% PIK	11/19/2021	22,867	22,868	22,639	—
DiscoverOrg, LLC (3)	805 Broadway Street, Suite 900, Vancouver, WA 98660	Software	10.60%	L + 8.50%	02/01/2027	10,000	9,858	9,917	—
ERC Finance, LLC (2) (3)	7351 E. Lowry Blvd., Suite 200, Denver, CO 80230	Health Care Providers & Services	10.26%	L + 8.22%; 1.00% Floor	09/22/2025	19,800	19,436	19,454	—
Genesis Acquisition Co. (2) (3)	1 West Main St., Suite 201, Medford, OR 97501	Diversified Financial Services	9.82%	L + 7.50%	07/31/2025	7,000	6,846	6,825	—
Genesis Acquisition Co. (2) (3) (5) (6)	1 West Main St., Suite 201, Medford, OR 97501	Diversified Financial Services		L + 7.50%	07/31/2025	1,800	(19)	(45)	—
GK Holdings, Inc.	9000 Regency Parkway, Suite 400, Cary, NC 27518	IT Services	12.35%	L + 10.25%; 1.00% Floor	01/20/2022	3,000	2,975	2,250	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
Hygiena Borrower LLC (2)	941 Avenida Acaso, Camarillo, CA 93012	Life Sciences Tools & Services	9.85%	L + 7.75%; 1.00% Floor	08/26/2023	1,860	1,830	1,827	—
Hygiena Borrower LLC (2) (5)	941 Avenida Acaso, Camarillo, CA 93012	Life Sciences Tools & Services	10.08%	L + 7.75%; 1.00% Floor	08/26/2023	680	91	85	—
ICP Industrial, Inc. (2) (3)	101 Huntington Avenue, Floor 24, Boston, MA 02199	Chemicals	10.31%	L + 8.25%; 1.00% Floor	05/03/2024	20,400	20,008	19,992	—
IHS Intermediate Inc. (2)	1700 East Golf Road, Suite 900, Schaumburg, IL 60173	Health Care Providers & Services	10.53%	L + 8.25%; 1.00% Floor	07/20/2022	10,000	9,902	7,675	—
Market Track, LLC (2) (3)	233 S. Wacker Drive, Suite 2105, Chicago, IL 60606	Internet & Catalog Retail	9.79%	L + 7.75%; 1.00% Floor	06/05/2025	22,200	21,677	21,312	—
MPI Products LLC (2) (4) (12)	2129 Austin Street, Rochester Hills, MI 48309	Auto Components		L + 9.00%; 1.00% Floor	01/30/2020	20,000	19,653	14,100	—
National Spine and Pain Centers, LLC (2) (3)	11921 Rockville Pike, Suite 505, Rockville, MD 20852	Health Care Providers & Services	10.29%	L + 8.25%; 1.00% Floor	12/02/2024	19,100	18,661	18,527	—
Odyssey Logistics & Technology Corporation (3)	39 Old Ridgebury Road Danbury, CT 06810	Road & Rail	10.04%	L + 8.00%; 1.00% Floor	10/12/2025	18,722	18,370	18,348	—
SMB Shipping Logistics, LLC (2) (3)	2323 Victory Avenue, Suite 1600, Dallas, TX 75219	Air Freight & Logistics	10.17%	L + 8.00%; 1.00% Floor	02/03/2025	41,667	41,086	40,937	—
Spectrum Plastics Group, Inc. (3)	2500 Northwinds Parkway, Suite 472, Alpharetta, GA 30009	Containers & Packaging	9.04%	L + 7.00%; 1.00% Floor	01/31/2026	6,248	6,221	5,623	—
Viant Medical Holdings, Inc. (3)	2 Hampshire Street, Foxborough, MA 02035	Health Care Equipment & Supplies	9.85%	L + 7.75%	07/02/2026	8,260	8,186	7,641	—
YI, LLC (2) (3)	2260 Wendt Street, Algonquin, IL 60102	Health Care Equipment & Supplies	9.85%	L + 7.75%; 1.00% Floor	11/07/2025	15,235	14,857	14,816	—
Zep Inc. (3)	3330 Cumberland Blvd. SE, #700, Atlanta, GA 30339	Chemicals	10.35%	L + 8.25%; 1.00% Floor	08/11/2025	23,800	23,317	13,685	—

Total 2nd Lien/Senior Secured Debt							$271,461	$251,245	—

Unsecured Debt – 1.03%
CB-HDT Holdings, Inc.^ (2)	30500 Aurora Road, Suite 100, Solon, OH 44139	Aerospace & Defense	12.00% PIK		03/06/2021	4,165	4,165	4,165	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
CB-HDT Holdings, Inc.^ (2)	30500 Aurora Road, Suite 100, Solon, OH 44139	Aerospace & Defense	12.00% PIK		03/06/2021	1,818	1,818	1,818	—
Conergy Asia & ME Pte. LTD.^ (2) (9)	80 Anson Road #09-01 Fuji Xerox Towers, Singapore 079907	Construction & Engineering	10.00%		05/26/2020	1,064	1,064	1,064	—

Total Unsecured Debt							$7,047	$7,047	—

Total Corporate Debt							$1,364,856	$1,330,332	—

Portfolio Company	Industry			Coupon			Shares	Cost	Fair Value
Preferred Stock (1) – 7.26%
Accuity Delivery Systems, LLC^ (2) (3) (7) (10)	Health Care Providers & Services						97,130	$3,200	$4,800
Animal Supply Holdings, LLC^^ (2) (7) (10)	Distributors						250,000	25,000	26,598
CB-HDT Holdings, Inc.^ (2) (7) (10)	Aerospace & Defense						1,108,333	10,186	16,381
Conergy Asia Holdings, Ltd.^ (2) (7) (9) (10)	Construction & Engineering						600,000	600	—
Kawa Solar Holdings Limited^ (2) (7) (9) (12)	Construction & Engineering			8.00% PIK			62,006	778	—
Wine.com, LLC(2) (3) (7) (10)	Beverages						221,072	1,900	1,930

Total Preferred Stock								41,664	49,709

Portfolio Company	Industry	Coupon	Shares	Cost	Fair Value

Common Stock (1) – 7.32%
Animal Supply Holdings, LLC^^ (2) (7) (10)	Distributors		406,226	29,230	24,942
Bolttech Mannings, Inc.^^ (2) (7) (10)	Commercial Services & Supplies		8,000	6,591	1,388
CB-HDT Holdings, Inc.^ (2) (7) (10)	Aerospace & Defense		453,383	2,393	6,474
Collaborative Imaging Holdco, LLC – Class B^^^ (2) (3) (7)	Health Care Providers & Services		8,464	1,141	1,574
Collaborative Imaging Holdco, LLC – Performance Units^^^ (2) (3) (7) (9) (10)	Health Care Providers & Services		7,988	159	405
Conergy Asia Holdings, Ltd.^ (2) (7) (9) (10)	Construction & Engineering		2,000	4,700	—
Continuum Managed Services LLC – Class A(2) (3) (7) (10)	IT Services		733	733	900
Continuum Managed Services LLC – Class B(2) (3) (7) (10)	IT Services		496,698	7	1,480
Country Fresh Holding Company Inc.(2) (3) (7) (10)	Food Products		671	839	780
Elah Holdings, Inc.^ (2) (3) (7) (10)	Capital Markets		46,214	2,234	2,234
Iracore International Holdings, Inc.^ (2) (7) (10)	Energy Equipment & Services		28,898	7,003	6,357
Kawa Solar Holdings Limited^ (2) (7) (9) (10)	Construction & Engineering		1,399,556	—	—
National Spine and Pain Centers, LLC(2) (3) (7) (10)	Health Care Providers & Services		600	600	173

Portfolio Company	Industry	Coupon	Shares	Cost	Fair Value
Prairie Provident Resources, Inc.^^^ (9) (10)	Oil, Gas & Consumable Fuels		3,579,988	9,237	149
Wrike, Inc.(2) (3) (7) (10)	Professional Services		348,478	2,165	2,903
Yasso, Inc.(2) (3) (7) (10)	Food Products		850	850	355

Total Common Stock				67,882	50,114
TOTAL INVESTMENTS – 208.83%				$1,474,402	$1,430,155
LIABILITIES IN EXCESS OF OTHER ASSETS – (108.83%)					$(745,316)
NET ASSETS – 100.00%					$684,839

(+)	The table of portfolio companies discloses the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of September 30, 2019, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 2.03%, 2.06%, 2.09%, 2.07%, 2.02% and 1.91%, respectively. As of September 30, 2019, P was 5.00%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at September 30, 2019.

(++)	Par amount is denominated in U.S. Dollars (“$”) unless otherwise noted, Euro (“€”).

#	Percentages are based on net assets.

^	As defined in the 1940 Act, the investment is deemed to be an “affiliated person” of GSBD because GSBD owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities.

^^	As defined in the 1940 Act, the investment is deemed to be a “controlled affiliated person” of GSBD because GSBD owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of GSBD under the 1940 Act.

(1)	Assets are pledged as collateral for the Existing GSBD Credit Facility.

(2)	The fair value of the investment was determined using significant unobservable inputs.

(3)	Represent co-investments made with GSBD’s affiliates in accordance with the terms of the exemptive relief that GSBD received from the SEC.

(4)	The investment includes an exit fee that is receivable upon repayment of the loan.

(5)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated.

(6)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(7)	Securities exempt from registration under the Securities Act, and may be deemed to be “restricted securities” under the Securities Act. As of September 30, 2019, the aggregate fair value of these securities is $119,674 or 17.48% of GSBD’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	06/13/2018
Animal Supply Holdings, LLC – Common Stock	02/22/2019
Animal Supply Holdings, LLC – Preferred Stock	02/22/2019
Artesyn Embedded Technologies, Inc. – 1st Lien/Senior Secured Debt	09/26/2013
Bolttech Mannings, Inc. – Common Stock	12/22/2017
CB-HDT Holdings, Inc. – Preferred Stock	07/01/2016
CB-HDT Holdings, Inc. – Common Stock	07/01/2016
Collaborative Imaging Holdco, LLC – Class B – Common Stock	03/30/2018
Collaborative Imaging Holdco, LLC – Performance Units – Common Stock	03/30/2018
Conergy Asia Holdings, Ltd. – Common Stock	07/31/2017
Conergy Asia Holdings, Ltd. – Preferred Stock	08/23/2017
Continuum Managed Services LLC – Class A – Common Stock	06/08/2017
Continuum Managed Services LLC – Class B – Common Stock	06/08/2017
Country Fresh Holding Company Inc. – Common Stock	04/29/2019
Elah Holdings, Inc. – Common Stock	05/09/2018
Iracore International Holdings, Inc. – Common Stock	04/13/2017
Kawa Solar Holdings Limited – Common Stock	08/17/2016
Kawa Solar Holdings Limited – Preferred Stock	10/25/2016

Investment	Acquisition Date
National Spine and Pain Centers, LLC – Common Stock	06/02/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	03/23/2017

(8)	Position or portion thereof unsettled as of September 30, 2019.

(9)	The investment is not a qualifying asset under Section 55(a) of the 1940 Act. GSBD may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of GSBD’s total assets. As of September 30, 2019 the aggregate fair value of these securities is $55,540 or 3.82% of GSBD’s total assets.

(10)	Non-income producing security.

(11)	In exchange for the greater risk of loss, the “last-out” portion of GSBD’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that GSBD would continue to hold.

(12)	The investment is on non-accrual status as of September 30, 2019.

PIK –	Payment-In-Kind

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	USD 394	EUR 329	10/04/2019	$ 36
Bank of America, N.A.	USD 324	EUR 269	11/05/2019	30
Bank of America, N.A.	USD 393	EUR 325	01/06/2020	36
Bank of America, N.A.	USD 399	EUR 327	04/06/2020	38
Bank of America, N.A.	USD 400	EUR 325	07/06/2020	39
				$ 179

Currency Abbreviations:

EUR – Euro

USD –U.S. Dollar

SENIOR SECURITIES OF GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

Information about MMLC’s senior securities is shown as of the dates indicated in the below table. This information about MMLC’s senior securities should be read in conjunction with MMLC’s consolidated financial statements and related notes included in this prospectus for more information.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)		Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(In thousands)
Revolving Credit Facility
September 30, 2019 (Unaudited)	$639.56		$2,441.89	-	N/A
December 31, 2018	$286.19		$3,813.24	-	N/A
December 31, 2017	$62.00		$8,389.16	-	N/A
Foreign Currency Forward Contracts
September 30, 2019 (Unaudited)	$2.62		$2,441.89	-	N/A
December 31, 2018	$5.35		$3,813.24	-	N/A
December 31, 2017	$-	$	N/A	-	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of MMLC’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “-” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because such senior securities are not registered for public trading.

PORTFOLIO COMPANIES OF GOLDMAN SACHS MIDDLE MARKET LENDING CORP.

The following table sets forth certain information as of September 30, 2019 for each portfolio company in which MMLC had an investment. Other than these investments, MMLC’s only formal relationships with its portfolio companies are the significant managerial assistance that MMLC may provide upon request and the board observation or participation rights MMLC may receive in connection with its investment. As defined by the 1940 Act, MMLC does not “control” any of the portfolio companies; however, MMLC is considered an “affiliate” of three of its portfolio companies. In general, under the 1940 Act, MMLC would be presumed to “control” a portfolio company if MMLC owned more than 25% of the portfolio company’s voting securities and would be an “affiliate” of a portfolio company if MMLC owned more than 5% of the portfolio company’s outstanding voting securities.

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
Investments at Fair Value – 171.64% #
Corporate Debt (1) – 169.14%
1st Lien/Senior Secured Debt – 121.47%
Accuity Delivery Systems, LLC^ (2) (3)	810 7th Avenue, Suite 1110, New York, NY 10019	Health Care Providers & Services	9.13%	L + 7.00%; 1.00% Floor	06/13/2023	$14,480	$14,139	$14,227	—
Apptio, Inc. (2) (3)	11100 N.E. 8th Street, Suite 600 Bellevue, WA 98004	IT Services	9.56%	L + 7.25%; 1.00% Floor	01/10/2025	46,452	45,602	45,523	—
Apptio, Inc. (2) (3) (4) (5)	11100 N.E. 8th Street, Suite 600 Bellevue, WA 98004	IT Services		L + 7.25%; 1.00% Floor	01/10/2025	3,160	(56)	(63)	—
Associations, Inc. (2) (3)	5401 N. Central Expressway, Suite 290 Dallas, TX 75205	Real Estate Management & Development	9.32%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	19,153	18,954	18,961	—
Associations, Inc. (2) (3) (4)	5401 N. Central Expressway, Suite 290 Dallas, TX 75205	Real Estate Management & Development	9.32%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	4,229	2,418	2,418	—
Associations, Inc. (2) (3) (4) (5)	5401 N. Central Expressway, Suite 290 Dallas, TX 75205	Real Estate Management & Development		L + 4.00%; 1.00% Floor	07/30/2024	836	(8)	(8)	—
BJH Holdings III Corp. (2)	124 W Oxmoor Rd, Birmingham, AL 35209	Hotels, Restaurants & Leisure	7.79%	L + 5.75%	08/19/2025	9,119	9,030	9,028	—
Brillio, LLC (2) (3)	5201 Great America Parkway, Santa Clara, CA 95054	IT Services	6.79%	L + 4.75%; 1.00% Floor	02/06/2025	6,584	6,540	6,534	—
Brillio, LLC (2) (3) (4)	5201 Great America Parkway, Santa Clara, CA 95054	IT Services		L + 4.75%; 1.00% Floor	02/06/2025	2,200	—	(22)	—
Bullhorn, Inc. (2) (3)	100 Summer Street, 17th FL, Boston, MA 02210	Internet Software & Services	8.91%	L + 6.75%; 1.00% Floor	11/21/2022	18,867	18,724	18,867	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
Bullhorn, Inc. (2) (10)	100 Summer Street, 17th FL, Boston, MA 02210	Internet Software & Services		L + 5.50%; 1.00% Floor	10/01/2025	16,109	15,868	15,868	—
Bullhorn, Inc. (2) (3)	100 Summer Street, 17th FL, Boston, MA 02210	Internet Software & Services	8.91%	L + 6.75%; 1.00% Floor	11/21/2022	4,519	4,488	4,519	—
Bullhorn, Inc. (2) (4) (10)	100 Summer Street, 17th FL, Boston, MA 02210	Internet Software & Services		L + 5.50%; 1.00% Floor	10/01/2025	1,331	—	—	—
Bullhorn, Inc. (2) (3) (4) (5)	100 Summer Street, 17th FL, Boston, MA 02210	Internet Software & Services		L + 6.75%; 1.00% Floor	11/21/2022	899	(12)	—	—
Bullhorn, Inc. (2) (4) (10)	100 Summer Street, 17th FL, Boston, MA 02210	Internet Software & Services		L + 5.50%; 1.00% Floor	10/01/2025	799	—	—	—
Businessolver.com, Inc. (2) (3)	1025 Ashworth Road, Suite 101 West Des Moines, IA 50265	Health Care Technology	9.66%	L + 7.50%; 1.00% Floor	05/15/2023	30,076	29,612	29,550	—
Businessolver.com, Inc. (2) (3) (4)	1025 Ashworth Road, Suite 101 West Des Moines, IA 50265	Health Care Technology	9.66%	L + 7.50%; 1.00% Floor	05/15/2023	4,511	3,171	3,154	—
Businessolver.com, Inc. (2) (3) (4)	1025 Ashworth Road, Suite 101 West Des Moines, IA 50265	Health Care Technology	9.55%	L + 7.50%; 1.00% Floor	05/15/2023	3,760	772	761	—
CFS Management, LLC (2)	2601 S. Tamiami Trail Sarasota, FL 34239	Health Care Providers & Services	7.95%	L + 5.75%; 1.00% Floor	07/01/2024	7,010	6,941	6,940	—
CFS Management, LLC (2) (4) (5)	2601 S. Tamiami Trail Sarasota, FL 34239	Health Care Providers & Services		L + 5.75%; 1.00% Floor	07/01/2024	2,067	(20)	(21)	—
Clarkson Eyecare, LLC (2)	15933 Clayton Road, Suite 210 Ballwin, MO 63011	Health Care Providers & Services	8.37%	L + 6.25%; 1.00% Floor	04/02/2021	10,980	10,770	10,760	—
Clarkson Eyecare, LLC (2)	15933 Clayton Road, Suite 210 Ballwin, MO 63011	Health Care Providers & Services	8.39%	L + 6.25%; 1.00% Floor	04/02/2021	7,260	7,114	7,114	—
Collaborative Imaging, LLC^^^ (2) (3)	8214 Westchester Drive, Suite 950, Dallas, TX 75225	Health Care Providers & Services	8.76%	L + 6.50%; 1.00% Floor	03/28/2025	12,700	12,541	12,446	—
Continuum Managed Services LLC (2) (3)	99 High Street, 31st Floor Boston, MA 02110	IT Services	8.05%	L + 6.00%; 1.00% Floor	06/08/2023	19,051	18,696	19,051	—
Continuum Managed Services LLC (2) (3)	99 High Street, 31st Floor Boston, MA 02110	IT Services	8.05%	L + 6.00%; 1.00% Floor	06/08/2023	5,479	5,386	5,479	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
Continuum Managed Services LLC (2) (3)	99 High Street, 31st Floor Boston, MA 02110	IT Services	8.05%	L + 6.00%; 1.00% Floor	06/08/2023	1,614	1,586	1,614	—
Continuum Managed Services LLC (2) (3) (4) (5)	99 High Street, 31st Floor Boston, MA 02110	IT Services		L + 6.00%; 1.00% Floor	06/08/2022	2,000	(30)	—	—
Convene 237 Park Avenue, LLC (2)	101 Greenwich Street, New York, NY 10006	Real Estate Management & Development	9.54%	L + 7.50%; 1.50% Floor	08/30/2024	31,000	30,389	30,380	—
Convene 237 Park Avenue, LLC (2) (4) (5)	101 Greenwich Street, New York, NY 10006	Real Estate Management & Development		L + 7.50%; 1.50% Floor	08/30/2024	9,120	(90)	(91)	—
CorePower Yoga LLC (2)	3001 Brighton Blvd, Suite 269 Denver, CO 80216	Diversified Consumer Services	6.61%	L + 4.50%	05/14/2025	12,420	12,243	12,233	—
CorePower Yoga LLC (2) (4) (5)	3001 Brighton Blvd, Suite 269 Denver, CO 80216	Diversified Consumer Services		L + 4.75%	05/14/2025	1,010	(14)	(15)	—
CorePower Yoga LLC (2) (4) (5)	3001 Brighton Blvd, Suite 269 Denver, CO 80216	Diversified Consumer Services		L + 4.50%	05/14/2025	2,692	(38)	(40)	—
DDS USA Holding, Inc. (2) (3)	5440 Beaumont Center Blvd., Suite 400, Tampa, FL 33634	Health Care Equipment & Supplies	7.35%	L + 5.25%; 1.00% Floor	06/30/2022	5,418	5,397	5,391	—
DDS USA Holding, Inc. (2) (3)	5440 Beaumont Center Blvd., Suite 400, Tampa, FL 33634	Health Care Equipment & Supplies	7.35%	L + 5.25%; 1.00% Floor	06/30/2022	5,126	5,106	5,100	—
DDS USA Holding, Inc. (2) (3) (4) (5)	5440 Beaumont Center Blvd., Suite 400, Tampa, FL 33634	Health Care Equipment & Supplies		L + 5.25%; 1.00% Floor	06/30/2022	1,533	(6)	(8)	—
Diligent Corporation (2) (3)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.75%	L + 5.50%; 1.00% Floor	04/14/2022	€ 22,880	26,229	24,689	—
Diligent Corporation (2) (3) (4)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.73%	L + 5.50%; 1.00% Floor	04/14/2022	11,551	2,896	2,892	—
Diligent Corporation (2) (3)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.81%	L + 5.50%; 1.00% Floor	04/14/2022	2,108	2,088	2,087	—
Diligent Corporation (2) (3) (4)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.64%	L + 5.50%; 1.00% Floor	04/14/2022	1,800	1,552	1,566	—
Diligent Corporation (2) (3)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.56%	L + 5.50%; 1.00% Floor	04/14/2022	728	721	721	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
Diligent Corporation(2) (3)	111 West 33rd St. 16th Floor New York, NY 10120	Professional Services	7.81%	L + 5.50%; 1.00% Floor	04/14/2022	352	349	349	—
DiscoverOrg, LLC(2)	805 Broadway Street, Suite 900, Vancouver, WA 98660	Software	6.54%	L + 4.50%	02/02/2026	23,582	23,362	23,471	—
DocuTAP, Inc.(2) (3)	101 South Phillips Avenue, Suite 300 Sioux Falls, SD 57104	Health Care Technology	7.79%	L + 5.75%; 1.00% Floor	05/12/2025	35,154	34,320	34,802	—
E2open, LLC(2)	9600 Great Hills Trail, Suite 300E Austin, TX 78759	Software	7.87%	L + 5.75%; 1.00% Floor	11/26/2024	24,300	24,066	24,057	—
Elemica Parent, Inc.(2)	550 E Swedesford Road, Suite 310 Wayne, PA 19087	Chemicals	7.65%	L + 5.50%	09/18/2025	4,268	4,162	4,161	—
Elemica Parent, Inc.(2) (4)	550 E Swedesford Road, Suite 310 Wayne, PA 19087	Chemicals	7.63%	L + 5.50%	09/18/2025	550	151	151	—
Elemica Parent, Inc.(2) (4) (5)	550 E Swedesford Road, Suite 310 Wayne, PA 19087	Chemicals		L + 5.50%	09/18/2025	830	(10)	(10)	—
Empirix, Inc.(2) (3)	600 Technology Park Drive, Suite 100 Billerica, MA 01821	Diversified Telecommunication Services	8.36%	L + 6.25%; 1.00% Floor	09/25/2024	31,569	31,092	30,070	—
Empirix, Inc.(2) (3) (4) (5)	600 Technology Park Drive, Suite 100 Billerica, MA 01821	Diversified Telecommunication Services		L + 6.25%; 1.00% Floor	09/25/2023	1,800	(25)	(85)	—
Fenergo Finance 3 Limited(2) (3) (6)	Castleforbes House, Mayor Street, North Dock, Dublin 1, Ireland	Diversified Financial Services	8.31%	L + 6.25%; 1.00% Floor	09/05/2024	€25,300	28,966	27,300	—
Fenergo Finance 3 Limited(2) (3) (4) (5) (6)	Castleforbes House, Mayor Street, North Dock, Dublin 1, Ireland	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	1,683	(24)	(17)	—
Fenergo Finance 3 Limited(2) (3) (4) (5) (6)	Castleforbes House, Mayor Street, North Dock, Dublin 1, Ireland	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€2,200	(37)	(183)	—
FWR Holding Corporation(3)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	11,437	11,237	11,323	—
FWR Holding Corporation(3)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	4,053	4,017	4,012	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
FWR Holding Corporation(3)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	3,032	3,005	3,002	—
FWR Holding Corporation(3)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	2,285	2,246	2,262	—
FWR Holding Corporation(3)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	1,445	1,420	1,430	—
FWR Holding Corporation(3) (4)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	1,506	351	361	—
FWR Holding Corporation(3) (4) (5)	8027 Cooper Creek Blvd University Park, FL 34201	Hotels, Restaurants & Leisure		L + 5.50%; 1.00% Floor	08/21/2023	3,040	(26)	(30)	—
Gastro Health Holdco, LLC(2) (3)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services	8.11%	L + 6.00%; 1.00% Floor	09/04/2024	18,008	17,699	17,693	—
Gastro Health Holdco, LLC(2) (3)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services	8.12%	L + 6.00%; 1.00% Floor	09/04/2024	7,189	7,063	7,063	—
Gastro Health Holdco, LLC(2) (3) (4) (5)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2023	2,900	(46)	(51)	—
Gastro Health Holdco, LLC(2)(3) (4) (5)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2024	6,933	(52)	(121)	—
Gastro Health Holdco, LLC(2)(3) (4) (5)	9500 South Dadeland Blvd., Suite 200, Miami, FL 33156	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2024	7,200	(62)	(126)	—
GlobalTranz Enterprises, Inc.(2)	7350 North Dobson Road, Suite 130 Scottsdale, AZ 85256	Road & Rail	7.06%	L + 5.00%	05/15/2026	11,473	11,252	10,976	—
Granicus, Inc.(2)	707 17th Street, Suite 4000 Denver, CO 80202	Software	6.85%	L + 4.75%; 1.00% Floor	09/07/2022	12,206	12,102	12,084	—
HS4 AcquisitionCo, Inc.(2)	6504 Bridge Point Parkway, Suite 425 Austin, TX 78730	Hotels, Restaurants & Leisure	8.85%	L + 6.75%; 1.00% Floor	07/09/2025	34,501	33,831	33,811	—
HS4 AcquisitionCo, Inc.(2) (4) (5)	6504 Bridge Point Parkway, Suite 425 Austin, TX 78730	Hotels, Restaurants & Leisure		L + 6.75%; 1.00% Floor	07/09/2025	2,805	(54)	(56)	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
Hygiena Borrower LLC	941 Avenida Acaso Camarillo, CA 93012	Life Sciences Tools & Services	6.10%	L + 4.00%; 1.00% Floor	08/26/2022	5,328	5,270	5,221	—
Hygiena Borrower LLC(4) (5)	941 Avenida Acaso Camarillo, CA 93012	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	550	(6)	(11)	—
Hygiena Borrower LLC(4) (5)	941 Avenida Acaso Camarillo, CA 93012	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	814	(4)	(16)	—
iCIMS, Inc.(2) (3)	101 Crawfords Corner Road Suite 3-100 Holmdel, NJ 07733	Software	8.56%	L + 6.50%; 1.00% Floor	09/12/2024	42,594	41,862	41,849	—
iCIMS, Inc.(2) (3)	101 Crawfords Corner Road Suite 3-100 Holmdel, NJ 07733	Software	8.56%	L + 6.50%; 1.00% Floor	09/12/2024	7,844	7,695	7,707	—
iCIMS, Inc.(2) (3) (4) (5)	101 Crawfords Corner Road Suite 3-100 Holmdel, NJ 07733	Software		L + 6.50%; 1.00% Floor	09/12/2024	2,662	(44)	(47)	—
Integral Ad Science, Inc.(2) (3)	95 Morton Street, 8th Floor New York, NY 10014	Media	9.37%	L + 7.25% (incl. 1.25% PIK); 1.00% Floor	07/19/2024	34,139	33,576	33,541	—
Integral Ad Science, Inc.(2) (3) (4) (5)	95 Morton Street, 8th Floor New York, NY 10014	Media		L + 6.00%; 1.00% Floor	07/19/2023	2,586	(40)	(45)	—
Internet Truckstop Group, LLC(2) (3)	222 N. Plymouth Avenue New Plymouth, ID 83655	Transportation Infrastructure	7.61%	L + 5.50%; 1.00% Floor	04/02/2025	32,459	31,703	31,647	—
Internet Truckstop Group, LLC(2) (3) (4) (5)	222 N. Plymouth Avenue New Plymouth, ID 83655	Transportation Infrastructure		L + 5.50%; 1.00% Floor	04/02/2025	2,600	(60)	(65)	—
Lithium Technologies, Inc.(2) (3)	225 Bush St., 15th Floor San Francisco, CA 94104	Internet Software & Services	10.04%	L + 8.00%; 1.00% Floor	10/03/2022	50,047	49,225	49,171	—
Lithium Technologies, Inc.(2) (3) (4)	225 Bush St., 15th Floor San Francisco, CA 94104	Internet Software & Services	10.04%	L + 8.00%; 1.00% Floor	10/03/2022	3,448	638	629	—
Mailgun Technologies, Inc.(2) (3)	112 E Pecan St. #1135 San Antonio, TX 78205	Internet Software & Services	7.61%	L + 5.50%; 1.00% Floor	03/26/2025	19,124	18,767	18,741	—
Mailgun Technologies, Inc.(2)(3) (4)	112 E Pecan St. #1135 San Antonio, TX 78205	Internet Software & Services		L + 5.50%; 1.00% Floor	03/26/2025	4,104	—	—	—
Mailgun Technologies, Inc.(2) (3) (4) (5)	112 E Pecan St. #1135 San Antonio, TX 78205	Internet Software & Services		L + 5.50%; 1.00% Floor	03/26/2025	2,230	(41)	(45)	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
Midwest Transport, Inc.(2) (3)	11385 N. Trimble Rd Robinson, IL 62454	Road & Rail	9.06%	L + 7.00%; 1.00% Floor	10/02/2023	17,195	17,051	17,023	—
MMIT Holdings, LLC(2) (3)	1040 Stony Hill Road, Suite 300 Yardley, PA 19067	Health Care Technology	7.60%	L + 5.50%; 1.00% Floor	11/15/2024	29,807	29,263	29,285	—
MMIT Holdings, LLC(2) (3) (4) (5)	1040 Stony Hill Road, Suite 300 Yardley, PA 19067	Health Care Technology		L + 5.50%; 1.00% Floor	11/15/2024	4,525	(78)	(79)	—
Netvoyage Corporation(2) (3)	2500 W Executive Parkway, Suite 350 Lehi, UT 84043	Software	10.30%	L + 8.25%; 1.00% Floor	03/22/2024	7,957	7,846	7,858	—
Netvoyage Corporation(2) (3) (4) (5)	2500 W Executive Parkway, Suite 350 Lehi, UT 84043	Software		L + 8.25%; 1.00% Floor	03/24/2022	610	(6)	(8)	—
Pathway Vet Alliance LLC(2) (3)	800 W Cesar Chavez St, B-100 Austin, TX 78701	Health Care Providers & Services	6.55%	L + 4.50%	12/20/2024	6,973	6,910	6,904	—
Pathway Vet Alliance LLC(2) (3) (4)	800 W Cesar Chavez St, B-100 Austin, TX 78701	Health Care Providers & Services	6.55%	L + 4.50%	12/20/2024	2,465	1,888	1,883	—
Picture Head Midco LLC(2) (3)	1132 N Vine. St. Hollywood, CA 90038	Media	8.79%	L + 6.75%; 1.00% Floor	08/31/2023	27,467	26,988	27,055	—
Picture Head Midco LLC(2) (3)	1132 N Vine. St. Hollywood, CA 90038	Media	8.81%	L + 6.75%; 1.00% Floor	08/31/2023	2,750	2,750	2,709	—
PlanSource Holdings, Inc.(2) (3)	101 South Garland Avenue Orlando, FL 32801	Health Care Technology	8.81%	L + 6.25%; 1.00% Floor	04/22/2025	33,940	33,300	33,261	—
PlanSource Holdings, Inc.(2) (3) (4) (5)	101 South Garland Avenue Orlando, FL 32801	Health Care Technology		L + 6.25%; 1.00% Floor	04/22/2025	4,681	(87)	(94)	—
Power Stop, LLC(2)	6112 W. 73rd Street, Unit C, Bedford Park, IL 60638	Auto Components	6.85%	L + 4.75%	10/19/2025	10,818	10,794	10,710	—
Riverpoint Medical, LLC(2) (3)	825 NE 25th Avenue Portland, OR 97232	Health Care Equipment & Supplies	7.10%	L + 5.00%; 1.00% Floor	06/21/2025	13,439	13,375	13,305	—
Riverpoint Medical, LLC(2) (3) (4) (5)	825 NE 25th Avenue Portland, OR 97232	Health Care Equipment & Supplies		L + 5.00%; 1.00% Floor	06/21/2025	2,450	(12)	(24)	—
SF Home Décor, LLC(2) (3)	8000 Quarry Road, Alburtis, PA 18011	Household Products	11.86%	L + 9.75%; 1.00% Floor	07/13/2022	24,300	23,721	23,510	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
Shopatron, LLC(2) (3)	717 North Harwood Street, Suite 1900 Dallas, TX 75201	Internet & Catalog Retail	11.83%	L + 9.50%; 1.00% Floor	12/18/2020	6,352	6,264	6,257	—
SPay, Inc.(2) (3)	5360 Legacy Drive, Suite 150 Plano, TX 75024	Internet Software & Services	7.80%	L + 5.75%; 1.00% Floor	06/17/2024	14,745	14,504	14,266	—
SPay, Inc.(2) (3) (4)	5360 Legacy Drive, Suite 150 Plano, TX 75024	Internet Software & Services	7.90%	L + 5.75%; 1.00% Floor	06/17/2024	1,630	1,060	1,034	—
SPay, Inc.(2) (3)	5360 Legacy Drive, Suite 150 Plano, TX 75024	Internet Software & Services	8.06%	L + 5.75%; 1.00% Floor	06/17/2024	543	539	526	—
The Center for Orthopedic and Research Excellence, Inc.(2)	14520 W Granite Valley Drive, Sun City West, AZ 85375	Health Care Providers & Services	7.56%	L + 5.50%; 1.00% Floor	08/15/2025	19,627	19,338	19,284	—
The Center for Orthopedic and Research Excellence, Inc.(2) (4)	14520 W Granite Valley Drive Sun City West, AZ 85375	Health Care Providers & Services	7.56%	L + 5.50%; 1.00% Floor	08/15/2025	2,707	366	359	—
The Center for Orthopedic and Research Excellence, Inc.(2) (4) (5)	14520 W Granite Valley Drive Sun City West, AZ 85375	Health Care Providers & Services		L + 5.50%; 1.00% Floor	08/15/2025	6,768	(56)	(59)	—
VRC Companies, LLC(3)	5400 Meltech Blvd., Suite 101 Memphis, TN 38118	Commercial Services & Supplies	8.54%	L + 6.50%; 1.00% Floor	03/31/2023	10,026	9,946	9,951	—
VRC Companies, LLC(3) (4)	5400 Meltech Blvd., Suite 101 Memphis, TN 38118	Commercial Services & Supplies	9.33%	L + 6.50%; 1.00% Floor	03/31/2022	249	164	164	—
WebPT, Inc.(2)	625 S 5th Street Phoenix, AZ 85004	Health Care Technology	8.89%	L + 6.75%; 1.00% Floor	08/28/2024	14,933	14,639	14,635	—
WebPT, Inc.(2) (4) (5)	625 S 5th Street Phoenix, AZ 85004	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,867	(18)	(19)	—
WebPT, Inc.(2) (4) (5)	625 S 5th Street Phoenix, AZ 85004	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,556	(31)	(31)	—
Wine.com, LLC(2) (3)	222 Sutter Street, Suite 450 San Francisco, CA 94108	Beverages	9.59%	L + 7.00%; 1.00% Floor	11/14/2024	9,000	8,840	8,820	—
Wolfpack IP Co.(2) (3) (6)	231 Shearson Crescent, Suite 310, Cambridge, ON N1T 1J5 Canada	Real Estate Management & Development	8.56%	L + 6.50%; 1.00% Floor	06/13/2025	47,220	46,312	46,275	—
Wolfpack IP Co.(2) (3) (4) (5) (6)	231 Shearson Crescent, Suite 310, Cambridge, ON N1T 1J5 Canada	Real Estate Management & Development		L + 6.50%; 1.00% Floor	06/13/2025	4,722	(90)	(94)	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
WorkForce Software, LLC(2)	38705 Seven Mile Road Livonia, MI 48152	Software	8.76%	L + 6.50%; 1.00% Floor	07/31/2025	12,732	12,483	12,477	—
WorkForce Software, LLC(2) (4) (5)	38705 Seven Mile Road Livonia, MI 48152	Software		L + 6.50%; 1.00% Floor	07/31/2025	1,123	(22)	(22)	—
Wrike, Inc.(2) (3)	70 N. 2nd Street, San Jose, CA 95113	Professional Services	8.80%	L + 6.75%; 1.00% Floor	12/31/2024	23,044	22,628	22,583	—
Wrike, Inc.(2) (3) (4) (5)	70 N. 2nd Street, San Jose, CA 95113	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	2,300	(40)	(46)	—
Xactly Corporation(2) (3)	300 Park Avenue, Suite 1700 San Jose, CA 95110	Internet Software & Services	9.30%	L + 7.25%; 1.00% Floor	07/29/2022	34,852	34,377	34,416	—
Xactly Corporation(2) (3) (4) (5)	300 Park Avenue, Suite 1700 San Jose, CA 95110	Internet Software & Services		L + 7.25%; 1.00% Floor	07/29/2022	2,177	(25)	(27)	—
Yasso, Inc.(2) (3)	2 Heritage Drive, #501 Quincy, MA 02171	Food Products	9.79%	L + 7.75%; 1.00% Floor	03/23/2022	7,432	7,349	7,172	—
Total 1st Lien/Senior Secured Debt							$1,129,825	$1,124,800	—
1st Lien/Last-Out Unitranche (7) – 10.89%
Doxim, Inc.(2) (3)	220 Spring Street, Suite 650 Herndon, VA 20170	Diversified Financial Services	8.10%	L + 6.00%; 1.00% Floor	02/28/2024	27,300	26,603	26,549	—
Doxim, Inc.(2) (3)	220 Spring Street, Suite 650 Herndon, VA 20170	Diversified Financial Services	8.15%	L + 6.00%; 1.00% Floor	02/28/2024	22,376	21,819	21,760	—
RugsUSA, LLC(2) (3)	134 West 29th Street, 5th Floor New York, NY 10001	Household Products	8.55%	L + 6.50%; 1.00% Floor	04/30/2023	8,330	8,267	8,268	—
Smarsh, Inc.(2) (3)	851 SW 6th Avenue, Suite 800 Portland, OR 97204	Software	9.93%	L + 7.88%; 1.00% Floor	03/31/2021	44,542	44,121	44,208	—
Total 1st Lien/Last-Out Unitranche							$100,810	$100,785	—
2nd Lien/Senior Secured Debt – 36.78%
American Dental Partners, Inc.(2) (3)	401 Edgewater Place, Suite 430 Wakefield, MA 01880	Health Care Providers & Services	10.60%	L + 8.50%; 1.00% Floor	09/25/2023	5,333	5,241	5,239	—
Chase Industries, Inc.(2) (3)	10021 Commerce Park Dr., Cincinnati, OH 45246	Building Products	10.05%	L + 8.00%; 1.00% Floor	05/11/2026	24,300	23,659	22,781	—
Chase Industries, Inc.(2) (3) (4) (5)	10021 Commerce Park Dr., Cincinnati, OH 45246	Building Products		L + 8.00%; 1.00% Floor	05/11/2026	6,100	(153)	(381)	—
DiscoverOrg, LLC(2)	805 Broadway Street, Suite 900, Vancouver, WA 98660	Software	10.60%	L + 8.50%	02/01/2027	14,600	14,392	14,478	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
ERC Finance, LLC(2) (3)	ERC Finance, LLC 7351 E. Lowry Blvd., Suite 200 Denver, CO 80230	Health Care Providers & Services	10.26%	L + 8.22%; 1.00% Floor	09/22/2025	25,400	24,933	24,956	—
Genesis Acquisition Co.(2) (3)	1 West Main St., Suite 201 Medford, OR 97501	Diversified Financial Services	9.82%	L + 7.50%	07/31/2025	10,000	9,780	9,750	—
Genesis Acquisition Co.(2) (3) (4) (5)	1 West Main St., Suite 201 Medford, OR 97501	Diversified Financial Services		L + 7.50%	07/31/2025	2,500	(26)	(63)	—
Hygiena Borrower LLC(3)	941 Avenida Acaso Camarillo, CA 93012	Life Sciences Tools & Services	9.85%	L + 7.75%; 1.00% Floor	08/26/2023	2,650	2,608	2,604	—
Hygiena Borrower LLC(3) (4)	941 Avenida Acaso Camarillo, CA 93012	Life Sciences Tools & Services	10.08%	L + 7.75%; 1.00% Floor	08/26/2023	970	130	122	—
ICP Industrial, Inc.(2) (3)	101 Huntington Avenue, Floor 24 Boston, MA 02199	Chemicals	10.31%	L + 8.25%; 1.00% Floor	05/03/2024	28,900	28,345	28,322	—
Intelligent Medical Objects, Inc.(2) (3)	9600 West Bryn Mawr Ave. Ste 100, Rosemont, IL 60018	Health Care Technology	10.81%	L + 8.50%; 1.00% Floor	12/22/2024	21,900	21,444	21,626	—
Market Track, LLC(2) (3)	233 S. Wacker Drive, Suite 2105, Chicago, IL 60606	Internet & Catalog Retail	9.79%	L + 7.75%; 1.00% Floor	06/05/2025	20,000	19,529	19,200	—
National Spine and Pain Centers, LLC(2) (3)	11921 Rockville Pike, Suite 505, Rockville, MD 20852	Health Care Providers & Services	10.29%	L + 8.25%; 1.00% Floor	12/02/2024	17,400	17,000	16,878	—
Odyssey Logistics & Technology Corporation(2)	39 Old Ridgebury Road, Danbury, CT 06810	Road & Rail	10.04%	L + 8.00%; 1.00% Floor	10/12/2025	26,626	26,126	26,093	—
RSC Acquisition, Inc.(2) (3)	160 Federal Street, Boston, MA 02110	Insurance	10.26%	L + 8.00%; 1.00% Floor	11/30/2023	12,100	12,006	11,979	—
RSC Acquisition, Inc.(2) (3)	160 Federal Street, Boston, MA 02110	Insurance	10.26%	L + 8.00%; 1.00% Floor	11/30/2023	7,840	7,776	7,762	—
RSC Acquisition, Inc.(2) (3)	160 Federal Street, Boston, MA 02110	Insurance	10.18%	L + 8.00%; 1.00% Floor	11/30/2023	6,760	6,639	6,692	—
RSC Acquisition, Inc.(2) (3)	160 Federal Street, Boston, MA 02110	Insurance	10.18%	L + 8.00%; 1.00% Floor	11/30/2023	6,100	6,055	6,039	—
SMB Shipping Logistics, LLC(2) (3)	2323 Victory Avenue, Suite 1600 Dallas, TX 75219	Air Freight & Logistics	10.17%	L + 8.00%; 1.00% Floor	02/03/2025	25,000	24,651	24,563	—
Spectrum Plastics Group, Inc.(2)	2500 Northwinds Parkway, Suite 472 Alpharetta, GA 30009	Containers & Packaging	9.04%	L + 7.00%; 1.00% Floor	01/31/2026	6,278	6,251	5,650	—

Portfolio Company	Address	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value	Percentage of Class Held
USRP Holdings, Inc.(2) (3)	99 Wood Avenue South, Suite 501, Iselin, NJ 08830	Insurance	10.79%	L + 8.75%; 1.00% Floor	09/29/2025	9,700	9,596	9,603	—
USRP Holdings, Inc.(2) (3) (4)	99 Wood Avenue South, Suite 501, Iselin, NJ 08830	Insurance	10.79%	L + 8.75%; 1.00% Floor	09/29/2025	2,400	1,560	1,560	—
Viant Medical Holdings, Inc.(2)	2 Hampshire Street, Foxborough, MA 02035	Health Care Equipment & Supplies	9.85%	L + 7.75%	07/02/2026	11,770	11,665	10,887	—
Xcellence, Inc.(2) (3)	5800 Foxridge Drive, Suite 406, Mission, KS 66202	IT Services	10.86%	L + 8.75%; 1.00% Floor	06/22/2024	26,100	25,544	25,708	—
YI, LLC(2) (3)	2260 Wendt Street Algonquin, IL 60102	Health Care Equipment & Supplies	9.85%	L + 7.75%; 1.00% Floor	11/07/2025	21,608	21,071	21,014	—
Zep Inc.(2)	3330 Cumberland Blvd. SE, #700 Atlanta, GA 30339	Chemicals	10.35%	L + 8.25%; 1.00% Floor	08/11/2025	30,500	29,881	17,538	—
Total 2nd Lien/Senior Secured Debt							$355,703	$340,600	—
Total Corporate Debt							$1,586,338	$1,566,185	—

Portfolio Company	Address	Industry	Coupon	Shares	Cost	Fair Value	Percentage of Class Held
Preferred Stock (1) – 1.03%
Accuity Delivery Systems, LLC^ (2) (3) (8) (9)	810 7th Avenue, Suite 1110, New York, NY 10019	Health Care Providers & Services		136,589	$4,500	$6,750	36.0%
Wine.com, LLC(2) (3) (8) (9)	222 Sutter Street, Suite 450, San Francisco, CA 94108	Beverages		314,154	2,700	2,743	28.6%
Total Preferred Stock					$7,200	$9,493
Common Stock (1) – 1.47%
Collaborative Imaging Holdco, LLC – Class B^^^ (2) (3) (8)	8214 Westchester Drive, Suite 950 Dallas, TX 75225	Health Care Providers & Services		11,719	1,580	2,179	5.9%
Collaborative Imaging Holdco, LLC – Performance Units^^^ (2) (3) (6) (8) (9)	8214 Westchester Drive, Suite 950 Dallas, TX 75225	Health Care Providers & Services		11,060	220	561	5.4%
Continuum Managed Services LLC – Class A(2) (3) (8) (9)	99 High Street, 31st Floor, Boston, MA 02110	IT Services		663	663	815	0.5%
Continuum Managed Services LLC – Class B(2) (3) (8) (9)	99 High Street, 31st Floor, Boston, MA 02110	IT Services		449,713	7	1,340	0.4%
Country Fresh Holding Company Inc.(2) (3) (8) (9)	15479 Pin Oak Drive Conroe, TX 77384	Food Products		843	1,053	979	0.8%
Elah Holdings, Inc.^ (2) (3) (8) (9)	8214 Westchester Dr,, Suite 950, Dallas TX 75225	Capital Markets		65,436	3,163	3,163	8.9%
National Spine and Pain Centers, LLC(2) (3) (8) (9)	11921 Rockville Pike, Suite 505 Rockville, MD 20852	Health Care Providers & Services		500	500	144	1.8%
Wrike, Inc.(2) (3) (8) (9)	70 N. 2nd Street, San Jose, CA 95113	Professional Services		494,952	3,075	4,123	0.5%
Yasso, Inc.(2) (3) (8) (9)	2 Heritage Drive, #501 Quincy, MA 02171	Food Products		790	790	330	0.5%
Total Common Stock					$11,051	$13,634
TOTAL INVESTMENTS – 171.64%					$1,604,589	$1,589,312
LIABILITIES IN EXCESS OF OTHER ASSETS – (71.64%)						$(663,353)
NET ASSETS – 100.00%						$925,959

#	Percentages are based on net assets.

(+)

The table of portfolio companies discloses the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of September 30, 2019, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 2.03%, 2.06%, 2.09%, 2.07%, 2.02% and 1.91%, respectively. As of September 30, 2019, P was 5.00%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at September 30, 2019.

(++)	Par amount is denominated in U.S. Dollars (“$”) unless noted as denominated in Euro (“€”).

^

As defined in the 1940 Act, the portfolio company is deemed to be an “affiliated person” of MMLC because MMLC owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of MMLC under the 1940 Act.

(1)	Assets are pledged as collateral for the Existing MMLC Credit Facility.

(2)	Represent co-investments made with certain funds managed by GSAM in accordance with the terms of the exemptive relief that MMLC received from the SEC.

(3)	The fair value of the investment was determined using significant unobservable inputs.

(4)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated.

(5)

The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(6)

The investment is not a qualifying asset under Section 55(a) of the 1940 Act. MMLC may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of MMLC’s total assets. As of September 30, 2019 the aggregate fair value of these securities is $73,842 or 4.58% of MMLC’s total assets.

(7)

In exchange for the greater risk of loss, the “last-out” portion of MMLC’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that MMLC would continue to hold.

(8)

Securities exempt from registration under the Securities Act, and may be deemed to be “restricted securities” under the Securities Act. As of September 30, 2019, the aggregate fair value of these securities is $23,127 or 2.50% of MMLC’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	06/13/2018
Collaborative Imaging Holdco, LLC – Class B – Common Stock	03/30/2018
Collaborative Imaging Holdco, LLC – Performance Units – Common Stock	03/30/2018
Continuum Managed Services LLC – Class A – Common Stock	06/08/2017
Continuum Managed Services LLC – Class B – Common Stock	06/08/2017
Country Fresh Holding Company Inc. – Common Stock	04/29/2019
Elah Holdings, Inc. – Common Stock	05/09/2018
National Spine and Pain Centers, LLC – Common Stock	06/02/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	03/23/2017

(9)	Non-income producing security.
(10)	Position or portion thereof unsettled as of September 30, 2019.
PIK –	Payment-In-Kind

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A	USD 541	EUR 451	10/04/2019	$ 49
Bank of America, N.A	USD 444	EUR 369	11/05/2019	41
Bank of America, N.A	USD 540	EUR 446	01/06/2020	50
Bank of America, N.A	USD 547	EUR 448	04/06/2020	52

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A	USD 549	EUR 446	07/06/2020	53
				$ 245

Currency Abbreviations:

EUR	– Euro
USD	–U.S. Dollar

DETERMINATION OF NET ASSET VALUE

In accordance with the procedures adopted by the GSBD Board, the NAV per share of GSBD’s outstanding shares of common stock is determined by dividing the value of total assets minus liabilities by the total number of shares outstanding.

As a BDC, GSBD generally invests in illiquid securities including debt and equity investments of middle-market companies. Under procedures adopted by the GSBD Board market quotations are generally used to assess the value of GSBD’s investments for which market quotations are readily available. GSBD obtains these market values from independent pricing services or at the bid prices obtained from at least two brokers/dealers if available, otherwise by a principal market maker or a primary market dealer. If the GSBD Board or its delegate has a bona fide reason to believe any such market quotation does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

Currently, the majority of GSBD’s investments fall within Level 3 of the fair value hierarchy. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Goldman Sachs BDC, Inc.—Critical Accounting Policies—Valuation of Portfolio Investments.” GSBD does not expect that there will be readily available market values for most of the investments which are in its portfolio, and it values such investments at fair value as determined in good faith by or under the direction of the GSBD Board using a documented valuation policy, described below, and a consistently applied valuation process. The factors that may be taken into account in pricing its investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, and the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. Available current market data are considered such as applicable market yields and multiples of publicly traded securities, comparison of financial ratios of peer companies, and changes in the interest rate environment and the credit markets that may affect the price at which similar investments would trade in their principal market, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, GSBD considers the pricing indicated by the external event to corroborate or revise its valuation. Under current auditing standards, the notes to its financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on its financial statements. For more information, see “Risk Factors—Risks Relating to GSBD—Risks Relating to Its Portfolio Company Investments—Many of GSBD’s portfolio securities do not have a readily available market price, and GSBD values these securities at fair value as determined in good faith under procedures adopted by the GSBD Board, which valuation is inherently subjective and may not reflect what GSBD may actually realize for the sale of the investment.”

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the GSBD Board contemplates a multi-step valuation process each quarter, as described below:

(1)	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of GSAM responsible for the portfolio investment;

(2)

The GSBD Board also engages the Independent Valuation Advisors to provide independent valuations of the investments for which market quotations are not readily available, or are readily available but deemed not reflective of the fair value of an investment. The Independent Valuation Advisors independently value such investments using quantitative and qualitative information provided by the investment professionals of GSAM as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The Independent Valuation Advisors also provide analyses to support their valuation methodology and calculations. The Independent Valuation Advisors provide an opinion on a final range of values on such investments to the GSBD Board or the GSBD Audit Committee. The Independent Valuation Advisors define fair value in accordance with ASC 820 and utilize valuation approaches including the market approach, the income approach or both. A portion of the portfolio is reviewed on a quarterly basis, and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, are reviewed at least annually by an Independent Valuation Advisor;

(3)

The Independent Valuation Advisors’ preliminary valuations are reviewed by GSAM and the VOG, a team that is part of the Controllers Department within the Finance Division of Goldman Sachs. The Independent Valuation Advisors’ ranges are compared to GSAM’s valuations to ensure GSAM’s valuations are reasonable. VOG presents the valuations to the Private Investment Valuation and Side Pocket Working Group of the Investment Management Division Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment making decision process;

(4)	The Investment Management Division Valuation Committee ratifies fair valuations and makes recommendations to the GSBD Audit Committee;

(5)

The GSBD Audit Committee reviews valuation information provided by the Investment Management Division Valuation Committee, GSAM and the Independent Valuation Advisors. The GSBD Audit Committee then assesses such valuation recommendations; and

(6)

The GSBD Board discusses the valuations and, within the meaning of the 1940 Act, determines the fair value of its investments in good faith, based on the input of GSAM, the Independent Valuation Advisors and the GSBD Audit Committee.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same—to estimate the price when an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instruments and their specific characteristics. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, generally will have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities.

DIVIDEND REINVESTMENT PLAN

GSBD has adopted a dividend reinvestment plan, pursuant to which it will reinvest all cash distributions declared by the GSBD Board on behalf of investors who do not elect to receive their cash distributions in cash as provided below. As a result, if the GSBD Board declares a cash distribution, then GSBD’s stockholders who have not elected (or have not previously been deemed to have elected) to “opt out” of its dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of its common stock as described below. GSBD intends to continue to pay quarterly distributions to its stockholders out of assets legally available for distribution. Future quarterly distributions, if any, will be determined by the GSBD Board. All future distributions will be subject to lawfully available funds therefor, and no assurance can be given that GSBD will be able to declare such distributions in future periods.

Each registered stockholder may elect to have distributions distributed in cash rather than participate in the plan. For any registered stockholder that does not so elect, distributions on such stockholder’s shares will be reinvested by Computershare Trust Company, N.A., as the plan agent, in additional shares. The number of shares to be issued to the stockholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes. The plan agent maintains all participants’ accounts in the plan and furnishes written confirmation of all transactions in the accounts. Shares in the account of each participant are held by the plan agent on behalf of the participant in book entry form in the plan agent’s name or the plan agent’s nominee. Those stockholders whose shares are held through a broker or other nominee may receive cash distributions in cash by notifying their broker or nominee of their election.

The shares are acquired by the plan agent for the participants’ accounts either through (i) newly issued shares or (ii) by purchase of outstanding shares on the open market. If, on the payment date for any distribution, the most recently computed NAV per share as of the dividend payment date is equal to or less than the closing market price plus estimated per share fees (which include any applicable brokerage commissions the plan agent is required to pay) (such condition often referred to as a “premium”), the plan agent will invest the distribution amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to a participant’s account will be determined by dividing the dollar amount of the distribution by the most recently computed NAV per share as of the dividend payment date; provided that, if the most recently computed NAV per share as of the dividend payment date is less than or equal to 95% of the closing market price on the dividend payment date, the dollar amount of the distribution will be divided by 95% of the closing market price per share on the dividend payment date. If on the dividend payment date, the most recently computed NAV per share as of that date is greater than the closing market price per share plus per share fees (such condition referred to as a “market discount”), the plan agent will invest the dividend amount in shares acquired on behalf of the participants by purchasing shares on the open market. Such open market purchases will continue on each successive business day until the entire dividend amount has been invested pursuant to open market purchases; provided, however, that if (a) the market discount shifts to a market premium, or (b) the open market purchases have not been completed by the last business day before the next date on which the common stock trades on an “ex-dividend” basis or 30 days after the dividend payment date, whichever is sooner, the plan agent will cease making open market purchases and will invest the entire uninvested portion of the dividend amount in newly issued common stock in the manner contemplated above.

Open-market purchases may be made on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the plan agent will determine. Shares purchased in open market transactions by the plan agent will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares purchased in the open market with respect to any such distribution. The number of shares of GSBD’s common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of GSBD’s stockholders have been tabulated.

If a participant elects by telephone, Internet, or written notice to the plan agent to have the plan agent sell all or a part of his or her shares and remit the proceeds to the participant, the plan agent will process all sale instructions received no later than five business days after the date on which the order is received. Such sale will be made through the plan agent’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In each case, the price to each participant will be the weighted average sale price obtained by the plan agent’s broker net of fees for each aggregate order placed by the plan agent and executed by the broker.

The plan agent’s fees for the handling of the reinvestment of distributions will be paid by GSBD. However, each participant will pay a per share fee (currently $0.05) incurred in connection with open market purchases. If a participant elects by telephone, Internet, or written notice to the plan agent to have the plan agent sell all or a part of his or her shares and remit the proceeds to the participant, the plan agent is authorized to deduct a $15 sales fee per trade and a per share fee of $0.12 from such proceeds. All per share fees include any applicable brokerage commissions the plan agent is required to pay.

Participation in the plan is completely voluntary and may be terminated or resumed at any time without penalty. Participants may terminate their accounts under the plan by notifying the plan agent by telephone, Internet, or written notice prior to the distribution record date. Such termination will be effective immediately if received by the plan agent prior to a distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. The plan agent seeks to process termination notices received after the dividend record date but before the dividend payment date prior to such dividend payment date to the extent practicable but may in its sole discretion reinvest the participant’s dividends in common stock, as described above. If such dividends are reinvested, the plan agent will process the late termination notice as soon as practicable, but in no event later than five business days after the reinvestment is completed.

A stockholder who does not opt out of the dividend reinvestment plan will generally be subject to the same U.S. federal, state and local tax consequences as a stockholder who elects to receive its distributions in cash, and, for this purpose, a stockholder receiving a distribution in the form of additional shares will generally be treated as receiving a distribution in the amount of cash that the stockholder would have received if it had elected to receive the distribution in cash. If GSBD issues additional shares with a fair market value equal to or greater than net asset value, however, stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares. Because a stockholder that participates in the dividend reinvestment plan will not actually receive any cash, such a stockholder will not have such cash available to pay any applicable taxes on the deemed distribution. A stockholder that participates in the dividend reinvestment plan and thus is treated as having invested in additional shares of GSBD’s stock will have a basis in such additional shares of stock equal to the total dollar amount treated as a distribution for U.S. federal income tax purposes. The stockholder’s holding period for such stock will commence on the day following the day on which the shares are credited to the stockholder’s account. Stockholders that participate in the dividend reinvestment plan will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the plan, participants should consult with their own tax advisers.

GSBD reserves the right to amend or terminate the plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by it. There is no direct transaction fee to participants with regard to purchases in the plan; however, GSBD reserves the right to amend the plan to include a transaction fee payable by the participants. Notice will be sent to participants of any amendments as soon as practicable after such action by GSBD.

All correspondence concerning the plan should be directed to the plan agent at Computershare Trust Company, N.A, P.O. Box 505000, Louisville, KY 40233, with overnight correspondence being directed to the plan agent at Computershare Trust Company, N.A, 462 South 4th Street, Suite 1600, Louisville, KY 40202; by calling 855-807-2742; or through the plan agent’s website at www.computershare.com/investor. Participants who hold their shares through a broker or other nominee should direct correspondence or questions concerning the dividend reinvestment plan to their broker or nominee.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the ownership and disposition of the Notes and the qualification and taxation of GSBD as a RIC for U.S. federal income tax purposes. This summary applies only to beneficial owners of the Notes that acquire the Notes for cash in this offering for a price equal to the “issue price” of the Notes (i.e., the first price at which a substantial amount of the Notes is sold for money to investors, other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers) and hold the Notes as capital assets (generally, assets held for investment). The discussion is based upon the U.S. Internal Revenue Code of 1986, as amended, the regulations of the U.S. Department of Treasury promulgated thereunder (the “Treasury regulations”) the legislative history of the Code, current administrative interpretations and practices of the U.S. Internal Revenue Service (the “IRS”) (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings), and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. GSBD has not sought, and will not seek, any ruling from the IRS with respect to any of the matters discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax considerations discussed below.

You should note that this summary is necessarily general and does not purport to be a complete description of all the tax aspects affecting GSBD or the beneficial owners of the Notes. For example, this summary does not describe all of the U.S. federal income tax consequences and other considerations that may be relevant to certain types of beneficial owners of the Notes subject to special treatment under the U.S. federal income tax laws, including persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, Non-U.S. holders (as defined below) engaged in a trade or business in the United States or entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, persons holding the Notes in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans, trusts, and financial institutions. This summary does not discuss any aspects of U.S. estate or gift taxation, U.S. state or local taxation or non-U.S. taxation. It does not discuss the special treatment under U.S. federal income tax laws that could result if GSBD invests in tax-exempt securities or certain other investment assets.

U.S. holders that use an accrual method of accounting for U.S. federal income tax purposes generally are required to include certain amounts in income no later than the time such amounts are reflected on certain applicable financial statements. The application of this rule may require the accrual of income earlier than would be the case under the general U.S. federal income tax rules described below. U.S. holders that use an accrual method of accounting for U.S. federal income tax purposes should consult with their tax advisers regarding the potential applicability of this rule to their particular situation.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of a Note that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•

a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States persons” (as defined in the Code) have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For purposes of this discussion, a “Non-U.S. holder” is a beneficial owner of a Note that is not a U.S. holder and not a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.

If a partnership (or other entity or arrangement treated as a partnership) for U.S. federal income tax purposes holds the Notes, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership holding the Notes, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the ownership and disposition of the Notes.

Tax matters are very complicated and the tax consequences to each beneficial owner of the ownership and disposition of shares of the Notes will depend on the facts of his, her or its particular situation. Each beneficial owner should consult its own tax adviser regarding the specific tax consequences of the ownership and disposition of shares of the Notes to such beneficial owner, including tax reporting requirements, the applicability of U.S. federal, state and local tax laws and non-U.S. tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Taxation of U.S. Holders of the Notes

The following discussion only applies to U.S. holders of the Notes. Prospective holders of the Notes that are not U.S. holders should refer to “—Taxation of Non-U.S. Holders of the Notes” below.

Payments of Stated Interest

Stated interest on the Notes will be included in a U.S. holder’s gross income and taxed as ordinary interest income at the time such interest is accrued or received in accordance with the U.S. holder’s method of accounting for U.S. federal income tax purposes.

Sale, Exchange, Redemption, Retirement or Other Taxable Disposition

A U.S. holder will generally recognize taxable gain or loss upon the sale, exchange, redemption, retirement or other taxable disposition (each a “disposition”) of a Note equal to the difference between the amount realized on the disposition (less any amount attributable to accrued but unpaid stated interest on such Note, which will be taxed as interest income to the extent not previously so taxed) and the U.S. holder’s tax basis in the Note. A U.S. holder’s tax basis in a Note generally will be equal to the amount paid by the U.S. holder for the Note. Any gain or loss recognized on a taxable disposition of the Note will generally constitute capital gain or loss. A non-corporate U.S. holder whose holding period for the Note exceeds one year at the time of disposition generally will be eligible for reduced rates of taxation on such gain. The ability to deduct capital losses is limited.

Information Reporting and Backup Withholding

Information returns will generally be filed with the IRS in connection with payments on the Notes and the proceeds from a sale or other disposition of the Notes. The relevant withholding agent may be required to withhold U.S. federal income tax (“backup withholding”), at a current rate of 24%, from any such payments to a U.S. holder of the Notes, unless the U.S. holder provides its correct taxpayer identification number and complies with the requirements of the backup withholding rules or establishes for an exemption from backup withholding. Backup withholding is not an additional tax, and any amount withheld under the backup withholding rules is allowed as a credit against the U.S. holder’s U.S. federal income tax liability (which may entitle the U.S. holder to a refund if the amount withheld exceeds such tax liability), provided that proper information is timely furnished to the IRS.

Medicare Tax on Net Investment Income

A U.S. holder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. holder’s “net investment income” (or “undistributed net investment income” in the case of an estate or trust) for a taxable year and (ii) the excess of the U.S. holder’s modified adjusted gross income for such taxable year over a certain threshold, which for individuals is generally $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” will generally include interest paid with respect to the Notes and net gain attributable to the disposition of the Notes (in each case, unless such Notes are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such interest or net gain.

Taxation of Non-U.S. Holders of the Notes

The following discussion only applies to Non-U.S. holders of the Notes. Prospective holders of the Notes that are U.S. holders should refer to “—Taxation of U.S. Holders of the Notes” above.

U.S. Federal Withholding Tax

Subject to the discussions below under “Information Reporting and Backup Withholding” and “Foreign Account Tax Compliance Act,” U.S. federal withholding tax generally will not apply to payments of stated interest on the Notes, under the “portfolio interest” exception of the Code, provided that:

•      stated interest paid on the Notes is not effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States;

•      the Non-U.S. holder does not actually or constructively own 10% or more of the total combined voting power of all classes of GSBD’s stock that are entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury regulations thereunder;

•      the Non-U.S. holder is not a “controlled foreign corporation” for U.S. federal income tax purposes that is related to GSBD (actually or constructively) through sufficient stock ownership (as provided in the Code);

•      the Non-U.S. holder is not a bank whose receipt of interest on a Note is described in Section 881(c)(3)(A) of the Code; and

•      the Non-U.S. holder provides its name and address, and certifies, under penalties of perjury, to the applicable withholding agent that it is not a “United States person” within the meaning of the Code (which certification may be made on an IRS W-8BEN or W-8BEN-E (or other applicable form)) or (b) the Non-U.S. holder holds the Notes through certain foreign intermediaries or certain foreign partnerships, and satisfies the certification requirements of applicable Treasury regulations.

If a Non-U.S. holder cannot satisfy the requirements described above, payments of stated interest made to the Non-U.S. holder will be subject to a 30% U.S. federal withholding tax, unless the Non-U.S. holder provides the applicable withholding agent with a properly executed (1) IRS Form W-8BEN or W-8BEN-E (or other applicable form) claiming an exemption from or reduction in withholding under the benefit of an applicable income tax treaty between the United States and its country of residence or (2) IRS Form W-8ECI (or other applicable form) stating that interest paid on the Notes is not subject to withholding tax because it is effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States (in which case the Non-U.S. holder will be subject to U.S. federal income tax in respect of interest income on the Notes in the same manner as a U.S. holder). For a corporate Non-U.S. holder, any effectively connected interest income may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

Any gain recognized by a Non-U.S. holder upon a disposition of a Note (other than any amount representing accrued but unpaid stated interest, which is treated as described immediately above) generally will not be subject to U.S. federal withholding tax, subject to the discussions below regarding backup withholding and the Foreign Account Tax Compliance Act.

U.S. Federal Income Tax

Except for the possible application of U.S. federal withholding tax discussed above, and subject to the discussions below regarding backup withholding and the Foreign Account Tax Compliance Act, a Non-U.S. holder generally will not be subject to U.S. federal income tax on payments of principal of and stated interest on the Notes, or on any gain realized from (or accrued stated interest treated as received in connection with) the sale, exchange or other disposition of a Note, unless:

•      in the case of stated interest payments or disposition proceeds representing accrued stated interest, the Non-U.S. holder cannot satisfy the requirements of the “portfolio interest” exception described above (and the Non-U.S. holder’s U.S. federal income tax liability has not otherwise been fully satisfied through the U.S. federal withholding tax described above);

•      any stated interest or gain is effectively connected with the conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment); or

•      in the case of gain, the Non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition and certain other conditions are met.

A Non-U.S. holder described in the first bullet point above will be subject to U.S. federal income tax on the net gain derived from the sale or other disposition in the same manner as a U.S. holder. If a Non-U.S. holder is eligible for the benefits of an applicable income tax treaty between the United States and its country of residence, any such gain will be subject to U.S. federal income tax in the manner specified by the treaty and generally will only be subject to such tax if such gain is attributable to a permanent establishment maintained by the Non-U.S. holder in the United States. To claim the benefit of a treaty, a Non-U.S. holder must properly submit an IRS Form W-8BEN or W-8BEN-E (or suitable successor or substitute form). For a corporate Non-U.S.

holder, any effectively connected gain may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). A Non-U.S. holder described in the second bullet point above will be subject to a flat 30% (or a lower rate if provided for by an applicable income tax treaty) U.S. federal income tax on the gain derived from the sale or other disposition, which may be offset by U.S. source capital losses, even though the Non-U.S. holder is not considered a resident of the United States.

Information Reporting and Backup Withholding

Generally, payors must report to the IRS and to Non-U.S. holders the amount of interest paid to the Non-U.S. holder and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the holder resides under the provisions of an applicable tax treaty or agreement.

In general, a Non-U.S. holder will not be subject to backup withholding with respect to payments of interest if the Non-U.S. holder has provided the statement described above in the fifth bullet point under “—Taxation of Non-U.S. Holders of the Notes—Payments of Stated Interest.” A Non-U.S. holder will be subject to information reporting and, depending on the circumstances, backup withholding with respect to the proceeds of the sale or other disposition (including a redemption or retirement) of Notes within the United States or conducted through certain U.S.-related payors, unless the payor of the proceeds receives the statement described above or the Non-U.S. holder otherwise establishes an exemption. Backup withholding is not an additional tax, and any amount withheld under the backup withholding rules is allowed as a credit against the Non-U.S. holder’s U.S. federal income tax liability (which may entitle the Non-U.S. holder to a refund if the amount withheld exceeds such tax liability), provided that proper information is timely provided to the IRS.

Foreign Account Tax Compliance Act

The Foreign Account Tax Compliance Act and related Treasury guidance (collectively referred to as “FATCA”) impose U.S. federal withholding tax at a rate of 30% on payments to certain foreign entities of (i) U.S.-source interest (including interest paid on the Notes) and (ii) the gross proceeds from the sale or other disposition of an obligation that produces U.S.-source interest (including a disposition of the Notes). Under recently proposed Treasury regulations that may be relied upon pending finalization, the withholding tax on gross proceeds would be eliminated and, consequently, FATCA withholding on gross proceeds is not currently expected to apply. This withholding tax applies to a foreign entity, whether acting as a beneficial owners or an intermediary, unless such foreign entity complies with (i) certain information reporting requirements regarding its U.S. account holders and its U.S. owners and (ii) certain withholding obligations regarding certain payments to its account holders and certain other persons. Accordingly, the entity through which a U.S. holder or a Non-U.S. holder holds its Notes will affect the determination of whether such withholding is required. GSBD will not pay any additional amounts to U.S. holders or Non-U.S. holders in respect of any amounts withheld under FATCA. U.S. holders that own their interests in a Note through a foreign entity or intermediary, and Non-U.S. holders, are encouraged to consult their tax advisors regarding FATCA.

Election to be Taxed as a RIC

GSBD has elected to be treated, and expects to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, it generally will not be required to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it timely distributes to its stockholders as dividends. Rather, dividends it distributes generally will be taxable to its stockholders, and any net operating losses, foreign tax credits and other of its tax attributes generally will not pass through to its stockholders, subject to special rules for certain items such as net capital gains and qualified dividend income it recognizes. See “—Taxation of U.S. Stockholders” and “—Taxation of Non-U.S. Stockholders” below.

To maintain GSBD’s status as a RIC, it must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to maintain its status as a RIC, it must timely distribute to its stockholders at least 90% of its investment company taxable income (determined without regard to the dividends paid deduction), which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any, for each taxable year (the “Annual Distribution Requirement”).

Taxation as a RIC

If GSBD maintains its status as a RIC and satisfies the Annual Distribution Requirement, then it will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) that it timely distributes (or is deemed to timely distribute) to its stockholders. It will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to its stockholders.

GSBD generally will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income for a calendar year unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gains in excess of capital losses for the one-year period ending October 31 in that calendar year and (3) any net ordinary income and capital gains in excess of capital losses recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). GSBD will not be subject to the U.S. federal excise tax on amounts on which it is required to pay U.S. federal income tax (such as retained net capital gains). Depending upon the level of taxable income and net capital gain earned in a year, GSBD may retain certain net capital gain for reinvestment and carry forward taxable income for distribution in the following year and pay any applicable tax.

In order to maintain GSBD’s status as a RIC for U.S. federal income tax purposes, it must, among other things:

•	qualify and have in effect an election to be treated as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or other income derived with respect to its business of investing in such stock or securities or foreign currencies (the “90% Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

○

at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of the issuer; and

○

no more than 25% of the value of its assets is invested in (a) the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable Code rules, by itself and that are engaged in the same or similar or related trades or businesses or (b) the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

For U.S. federal income tax purposes, GSBD will include in its taxable income certain amounts that it has not yet received in cash. For example, if it holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), it must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether it receives cash representing such income in the same taxable year. GSBD may also be required to include in its taxable income other amounts that it has not yet received in cash, such as accruals on a contingent payment debt instrument, accruals of interest income and/or original issue discount on defaulted debt or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Moreover, under the Tax Cuts and Jobs Act, GSBD generally will be required to take certain amounts in income no later than the time such amounts are reflected on its financial statements. Because such original issue discount or other amounts accrued will be included in GSBD’s investment company taxable income for the year of accrual, it may be required to make distributions to its stockholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Avoidance Requirement, even though it will have not received any corresponding cash payments. Accordingly, to enable GSBD to make distributions to its stockholders that will be sufficient to enable it to satisfy the Annual Distribution Requirement, it may need to sell some of its assets at times and/or at prices that it would not consider advantageous, it may need to raise additional equity or debt capital or it may need to forego new investment opportunities or otherwise take actions that are disadvantageous to its business (or be unable to take actions that are advantageous to its business). If GSBD is unable to obtain cash from other sources to enable it to satisfy the Annual Distribution Requirement, it may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).

Because GSBD expects to use debt financing, it may be prevented by covenants contained in its debt financing agreements from making distributions to its stockholders in certain circumstances. In addition, under the 1940 Act, GSBD is generally not permitted to make distributions to its stockholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Indebtedness and Senior Securities.” Limits on GSBD’s distributions to its stockholders may prevent it from satisfying the Annual Distribution Requirement and, therefore, may jeopardize its qualification for taxation as a RIC, or subject it to the 4% U.S. federal excise tax.

Although GSBD does not presently expect to do so, it may borrow funds and sell assets in order to make distributions to its stockholders that are sufficient for it to satisfy the Annual Distribution Requirement. However, GSBD’s ability to dispose of assets may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a RIC, including the Diversification Tests. If GSBD disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, it may make such dispositions at times and/or values that, from an investment standpoint, are not advantageous. Alternatively, although GSBD currently does not intend to do so, to satisfy the Annual Distribution Requirement, it may declare a taxable dividend payable in its stock or cash at the election of each stockholder. In such case, for U.S. federal income tax purposes, the amount of the dividend paid in GSBD’s common stock will generally be equal to the amount of cash that could have been received instead of its stock. See “—Taxation of U.S. Stockholders” below for a discussion of the tax consequences to stockholders upon receipt of such dividends.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If GSBD’s expenses in a given year exceed its investment company taxable income, it would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset future capital gains, indefinitely. As a result of these limits on the deductibility of expenses and net capital losses, GSBD may for tax purposes have aggregate taxable income for several years that it is required to distribute and that is taxable to its stockholders even if such income is greater than the aggregate net income it actually earned during those years. In addition, if future capital gains are offset by carried forward capital losses, such future capital gains are not subject to any corporate-level U.S. federal income tax, regardless of whether they are distributed to GSBD’s stockholders. Accordingly, GSBD does not expect to distribute any such offsetting capital gains.

Distributions GSBD makes to its stockholders may be made from its cash assets or by liquidation of its investments, if necessary. GSBD may recognize gains or losses from such liquidations. In the event GSBD recognizes net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Failure to Qualify as a RIC

If GSBD were to fail to satisfy the 90% Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, it might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require it to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If GSBD were to fail to qualify for treatment as a RIC and such relief provisions did not apply to it, it would be subject to U.S. federal income tax on all of its taxable income at regular corporate U.S. federal income tax rates (and GSBD also would be subject to any applicable state and local taxes), regardless of whether its makes any distributions to its stockholders. GSBD would not be able to deduct distributions to its stockholders, nor would distributions to its stockholders be required to be made for U.S. federal income tax purposes. Any distributions GSBD makes generally would be taxable to its U.S. stockholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum rate applicable to individuals and other non-corporate U.S. stockholders, to the extent paid out of its current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. stockholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of GSBD’s current and accumulated earnings and profits would be treated first as a return of capital that would reduce the stockholder’s adjusted tax basis in its common stock or preferred stock (and correspondingly increase such stockholder’s gain, or reduce such stockholder’s loss, on disposition of such common stock or preferred stock), and any remaining distributions in excess of the stockholder’s adjusted tax basis would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, GSBD could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized during the 5-year period after its requalification as a RIC, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification as a RIC. GSBD may decide to be taxed as a regular corporation even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.

GSBD’s Investments—General

Certain of GSBD’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss

(the deductibility of which is more limited), (5) cause GSBD to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. GSBD intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that it will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

Gain or loss recognized by GSBD from warrants or other securities acquired by it, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long GSBD held a particular warrant or security.

A portfolio company in which GSBD invests may face financial difficulties that require GSBD to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in GSBD receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Tests.

GSBD’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, its yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by GSBD.

If GSBD purchases shares in a “passive foreign investment company” (a “PFIC”), GSBD may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if it distributes such income as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on GSBD in respect of deferred taxes arising from any such excess distribution or gain. If GSBD invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, it will be required to include in income each year its proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, GSBD may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, it will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. GSBD’s ability to make a QEF election will depend on factors beyond its control, and is subject to restrictions which may limit the availability of the benefit of this election. Under either election, GSBD may be required to recognize in a year income in excess of any distributions it receives from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether GSBD satisfies the Excise Tax Avoidance Requirement. See “—Taxation as a RIC” above.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time GSBD accrues income, expenses or other liabilities denominated in a foreign currency and the time it actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Some of the income that GSBD might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to its investments, income recognized in a work-out or restructuring of a portfolio investment or income recognized from an equity investment in an operating partnership, may not be qualifying income for purposes of the 90% Income Test. To manage the risk that such income might disqualify GSBD as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to GSBD’s stockholders on such fees and income.

The remainder of this discussion assumes that GSBD qualifies as a RIC for each taxable year.

Change in Tax Laws

Each prospective investor should be aware that tax laws and regulations are changing on an ongoing basis, and such laws and/or regulations may be changed with retroactive effect. Moreover, the interpretation and/or application of tax laws and regulations by certain tax authorities may not be clear, consistent or transparent. Uncertainty in the tax law may require GSBD to accrue potential tax liabilities even in situations in which it does not expect to be ultimately subject to such tax liabilities. In that regard, accounting standards and/or related tax reporting obligations may change, giving rise to additional accrual and/or other obligations.

DESCRIPTION OF OTHER INDEBTEDNESS

Existing GSBD Credit Facility

On September 19, 2013, GSBD entered into the Existing GSBD Credit Facility. GSBD amended and restated the Existing GSBD Credit Facility on October 3, 2014, November 3, 2015, December 16, 2016, February 21, 2018 and September 17, 2018.

The aggregate committed borrowing amount under the Existing GSBD Credit Facility is $795.00 million. The Existing GSBD Credit Facility includes an uncommitted accordion feature that allows GSBD, under certain circumstances, to increase the borrowing capacity of the Existing GSBD Credit Facility up to $1,000.00 million.

Borrowings denominated in USD, including amounts drawn in respect of letters of credit, bear interest (at GSBD’s election) at either (i) LIBOR plus a margin of either 1.75% or 2.00%, subject to borrowing base conditions or (ii) an alternative base rate, which is the higher of the Prime Rate, Federal Funds Rate plus 0.50% or overnight LIBOR plus 1.00%, plus either 0.75% or 1.00%, subject to borrowing base conditions. Borrowings denominated in EUR bear interest (at GSBD’s election) or EUR LIBOR plus a margin of either 1.75% or 2.00%, subject to borrowing base conditions. GSBD may elect either the LIBOR, EUR LIBOR, or an alternative base rate at the time of borrowing, and borrowings may be converted from one rate to another at any time, subject to certain conditions. Interest is payable quarterly in arrears. GSBD pays a fee of 0.375% per annum on committed but undrawn amounts under the Existing GSBD Credit Facility, payable quarterly in arrears. Any amounts borrowed under the Existing GSBD Credit Facility will mature, and all accrued and unpaid interest will be due and payable, on February 21, 2023.

The Existing GSBD Credit Facility may be guaranteed by the Guarantors. Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

GSBD’s obligations to the lenders under the Existing GSBD Credit Facility are secured by a first priority security interest in substantially all of its portfolio of investments and cash, with certain exceptions. The Existing GSBD Credit Facility contains certain covenants, including: (i) maintaining a minimum shareholder’s equity of $500.00 million plus 25% of net proceeds of the sale of equity interests after February 21, 2018, (ii) maintaining a minimum asset coverage ratio of at least 150%, (iii) maintaining a minimum asset coverage ratio of 200% with respect to consolidated assets (with certain limitations on the contribution of equity in financing subsidiaries as specified therein) of GSBD and its subsidiary guarantors to the secured debt of GSBD and its subsidiary guarantors, (iv) maintaining a minimum GSBD net worth of at least $350.00 million, (v) maintaining a minimum liquidity test of at least 10% of the covered debt amount during any period when the adjusted covered debt balance is greater than 90% of the adjusted borrowing base, as defined in the Existing GSBD Credit Facility, and (vi) complying with restrictions on industry concentrations in GSBD’s investment portfolio. GSBD is in compliance with these covenants.

The Existing GSBD Credit Facility also includes customary representations and warranties, conditions precedent to funding of draws and events of default.

The Existing GSBD Credit Facility is expected to be amended or replaced such that the amended or new GSBD credit facility will provide for sufficient additional debt capacity to permit GSBD to incur additional indebtedness thereunder to pay off in full the Existing MMLC Credit Facility at the Closing.

Convertible Notes

On October 3, 2016, GSBD closed the offering of the Initial Convertible Notes. The sale of the Initial Convertible Notes generated net proceeds of approximately $110.90 million. GSBD used the net proceeds of the offering to pay down debt under the Existing GSBD Credit Facility.

On July 2, 2018, GSBD closed an offering of $40.00 million aggregate additional principal amount. The Additional Convertible Notes have identical terms, are fungible with and are part of the same series as the Initial Convertible Notes. The sale of the Additional Convertible Notes generated net proceeds of approximately $38.57 million. GSBD used the net proceeds of the offering of Additional Convertible Notes to pay down debt under the Existing GSBD Credit Facility.

The Convertible Notes were issued pursuant to an indenture between GSBD and Wells Fargo Bank, National Association, as Trustee. Wells Fargo Bank, National Association and/or its affiliates provide bank lending and distribution services to certain Goldman Sachs funds. The Convertible Notes bear interest at a rate of 4.50% per year, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2017. The Convertible Notes will mature on April 1, 2022, unless repurchased or converted in accordance with their terms prior to such date. In certain circumstances, the Convertible Notes will be convertible into cash, shares of GSBD’s common stock or a combination of cash and shares of GSBD’s common stock, based on an initial conversion rate of 40.8397 shares of GSBD’s common stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $24.49 per share of common stock, subject to customary anti-dilution adjustments and the other terms of the indenture governing the Convertible Notes. The conversion price is approximately 10.0% above the $22.26 per share closing price of GSBD’s common stock on September 27, 2016 and 16.7% above the $20.99 per share closing price of GSBD’s common stock on June 26, 2018. GSBD will not have the right to redeem the Convertible Notes prior to maturity.

Holders may convert their notes at their option at any time prior to the close of business on the business day immediately preceding October 1, 2021 only under the following circumstances: (1) during any calendar quarter, if the last reported sale price of GSBD’s common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of GSBD’s common stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. On or after October 1, 2021, until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the occurrence or nonoccurrence of any of the foregoing circumstances.

The Convertible Notes are accounted for in accordance with ASC Topic 470-20, Debt with Conversion and Other Options. Upon conversion of any of the Convertible Notes, GSBD intends to pay the outstanding principal amount in cash and, to the extent that the conversion value exceeds the principal amount, it has the option to pay the excess amount in cash or shares of GSBD’s common stock (or a combination of cash and shares), subject to the requirements of the indenture governing the Convertible Notes. GSBD has determined that the embedded conversion options in the Convertible Notes are not required to be separately accounted for as derivatives under ASC 815, Derivatives and Hedging. At the time of issuance the values of the debt and equity components of the Initial Convertible Notes and Additional Convertible Notes were approximately 99.4% and 0.6%, and 97.9% and 2.1%, respectively.

The OID equal to the equity component of the Convertible Notes was recorded in “paid-in capital in excess of par” in GSBD’s consolidated statements of assets and liabilities. GSBD records interest expense comprised of both stated interest and amortization of the OID. At the time of issuance, the equity component of the Initial Convertible Notes and the Additional Convertible Notes were $0.74 million and $0.84 million, respectively. Additionally, the issuance costs associated with the Convertible Notes were allocated to the debt and equity components in proportion to the allocation of the values at the time of issuance and accounted for as debt issuance costs and equity issuance costs, respectively.

DESCRIPTION OF THE NOTES

GSBD will issue the Notes under a base indenture to be entered into between GSBD and                , as trustee (the “trustee”), as supplemented by a first supplemental indenture each to be dated as of the settlement date for the offering of the Notes. As used in this section, all references to the indenture mean the base indenture as supplemented by the supplemental indenture. The terms of the Notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended (the “TIA”).

The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. GSBD urges you to read these documents because they, and not this description, define your rights as a holder of the Notes.

For purposes of this description, references to “GSBD” and the “Company” refer only to Goldman Sachs BDC, Inc., and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to GSBD’s consolidated subsidiaries and exclude any investments held by GSBD in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of GSBD and its subsidiaries.

General

The Notes:

•	will be GSBD’s direct, general unsecured, senior obligations;

•	will initially be issued in an aggregate principal amount of $ million;

•	will mature on , 20 , unless earlier redeemed or repurchased, as discussed below;

•	will bear interest from , 2020 at an annual rate of % payable semi-annually on and of each year, beginning on , 2020;

•	will be subject to redemption at GSBD’s option as described under “— Optional Redemption”;

•

will be subject to repurchase by GSBD at the option of the holders following a Change of Control Repurchase Event (as defined below under “— Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase;

•	will be issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof; and

•	will be represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See “— Book-Entry, Settlement and Clearance”.

The indenture does not limit the amount of debt that may be issued by GSBD or its subsidiaries under the indenture or otherwise. The indenture does not contain any financial covenants and does not restrict GSBD from paying dividends or issuing or repurchasing its other securities. Other than restrictions described under “— Offer to Repurchase Upon a Change of Control Repurchase Event” and “— Merger, Consolidation or Sale of Assets” below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving GSBD or in the event of a decline in GSBD’s credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving GSBD that could adversely affect such holders. GSBD may, without the consent of the holders, issue additional Notes under the indenture with the same terms (except that the first payment date and the date from which interest may accrue may be different) in an unlimited aggregate principal amount; provided that such additional Notes must be part of the same issue as the Notes offered hereby for U.S. federal income tax purposes if represented by the same CUSIP number as the Notes offered hereby.

GSBD does not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

GSBD will pay the principal of, and interest on, Notes in global form registered in the name of or held by The Depository Trust Company (“DTC”) or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).

Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the paying agent, which initially shall be the trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, in the case of notes that are not in global form, at GSBD’s option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.

A holder of Notes may transfer or exchange Notes at the office of the registrar in accordance with the indenture. A holder may be required, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by GSBD, the trustee or the registrar for any registration of transfer or exchange of Notes, but GSBD may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture.

The registered holder of the Notes will be treated as its owner for all purposes.

Interest

The Notes will bear cash interest at a rate of                % per year until maturity. Interest on the Notes will accrue from                , 2020 or from the most recent date on which interest has been paid or duly provided for. Interest will be payable semiannually in arrears on                and                of each year, beginning on                , 2020.

Interest will be paid to the person in whose name the Notes is registered at 5:00 p.m. New York City time (the “close of business”) on or (whether or not a business day), as the case may be, immediately preceding the relevant interest payment date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

If any interest payment date, redemption date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of the Notes falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any of the Notes, any day other than a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the corporate trust office of the trustee is located are authorized or obligated by law or executive order to close.

Ranking

The Notes will be GSBD’s direct, general unsecured obligations that will rank:

•	senior in right of payment to all of GSBD’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes;

•

pari passu, or equal, in right of payment with all of GSBD’s existing and future indebtedness or other obligations that are not so subordinated, or junior, including, without limitation, its 4.50% convertible notes due 2022 (the “Convertible Notes”), of which $155.0 million in aggregate principal amount was outstanding as of September 30, 2019;

•

effectively subordinated, or junior, to any of GSBD’s secured indebtedness or other obligations (including unsecured indebtedness that it later secures) to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under its senior secured revolving credit agreement (as amended, the “Revolving Credit Facility”), of which $576.8 million was outstanding as of September 30, 2019; and

•	structurally subordinated, or junior, to all future indebtedness and other obligations (including trade payables) incurred by GSBD’s subsidiaries.

As of September 30, 2019, GSBD’s total indebtedness was approximately $731.8 million aggregate principal amount outstanding, of which approximately $576.8 million was secured by a first priority security interest in substantially all of GSBD’s portfolio of investments and cash, with certain exceptions. After giving effect to the issuance of the Notes, GSBD’s total indebtedness would have been approximately $                million aggregate principal amount outstanding as of September 30, 2019. See “Capitalization”.

In the event of GSBD’s bankruptcy, liquidation, reorganization or other winding up, its assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. GSBD advises you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

Optional Redemption

GSBD may redeem some or all of the Notes at any time, or from time to time. If GSBD chooses to redeem any of the Notes prior to maturity, GSBD will pay a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

•	100% of the principal amount of the Notes to be redeemed or

•

the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus                 basis points;

provided, however, that if GSBD redeems any of the Notes on or after                , 20                (the date falling                 months prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

If GSBD chooses to redeem any of the Notes, GSBD will deliver a notice of redemption to holders of the Notes not less than 30 nor more than 60 days before the redemption date. Any exercise of GSBD’s option to redeem the Notes will be done in compliance with the 1940 Act. If GSBD is redeeming less than all of the Notes, the particular Notes to be redeemed will be selected by the trustee on a pro rata basis to the extent practicable, or, if a pro rata basis is not practicable for any reason, by lot or in such other manner as the Trustee shall deem fair and appropriate, and in any case in accordance with the applicable procedures of DTC and in accordance with the 1940 Act as directed by GSBD; provided, however, that no such partial redemption shall reduce the portion of the principal amount of the Notes not redeemed to less than $2,000. Unless GSBD defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.

“Comparable Treasury Price” means (1) the average of the remaining Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer quotations, the average of all such quotations.

“Quotation Agent” means a Reference Treasury Dealer selected by GSBD.

“Reference Treasury Dealer” means [each of (1) [•] and [•]], or their respective affiliates which are primary U.S. government securities dealers in the United States (a “Primary Treasury Dealer”) and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a Primary Treasury Dealer, GSBD shall select another Primary Treasury Dealer, and (2) two other Primary Treasury Dealers selected by GSBD.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The redemption price and the Treasury Rate will be determined by GSBD.

All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the redemption price will be final and binding absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless GSBD has exercised its right to redeem the Notes in full, GSBD will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount thereabove) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at GSBD’s option, prior to any Change of Control, but after the public announcement of the Change of Control, GSBD will send a notice to each holder and the trustee describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is sent. The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. GSBD will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, GSBD will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act, GSBD will, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to GSBD’s offer;

(2)	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by GSBD.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

GSBD will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by GSBD and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be GSBD’s available cash or cash generated from its operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. GSBD cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Goldman Sachs BDC, Inc. — Financial Condition, Liquidity and Capital Resources” for a general discussion of GSBD’s indebtedness. Before making any such repurchase of Notes, GSBD would also have to comply with certain requirements under its Revolving Credit Facility, to the extent such requirements remain in effect at such time, or otherwise obtain consent from the lenders under the Revolving Credit Facility. GSBD’s future debt instruments may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require GSBD to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under its existing or future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that GSBD will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes or its other debt. See “Risk Factors — Risks Relating to the Notes — GSBD may not be able to repurchase the Notes upon a Change of Control Repurchase Event”.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of GSBD’s properties or assets and those of its subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require GSBD to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of its assets and the assets of its subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform GSBD in writing that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)

the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of GSBD and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of GSBD or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)

the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of GSBD, measured by voting power rather than number of shares; or

(3)	the approval by GSBD’s stockholders of any plan or proposal relating to the liquidation or dissolution of GSBD.

For avoidance of doubt, the Merger shall not constitute a Change of Control.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of GSBD, 50% or more of the outstanding equity interests of which are owned by GSBD and its direct or indirect subsidiaries and of which GSBD possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Fitch” means Fitch, Inc., also known as Fitch Ratings, or any successor thereto.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and Baa3 by Moody’s (or its equivalent under any successor rating categories of Moody’s) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of GSBD’s control, the equivalent investment grade credit rating from any Rating Agency selected by GSBD as a replacement Rating Agency).

“Merger” means the transactions entered into pursuant to the Agreement and Plan of Merger, dated December 9, 2019, among GSBD, Goldman Sachs Middle Market Lending Corp. (“MMLC”), Evergreen Merger Sub Inc., a Delaware corporation and GSBD’s wholly owned subsidiary, and Goldman Sachs Asset Management, L.P. (“GSAM”), pursuant to which Evergreen Merger Sub, Inc. will merge with and into MMLC, with MMLC continuing as the surviving company and, immediately thereafter, MMLC will merge with and into GSBD, with GSBD continuing as the surviving company.

“Moody’s means Moody’s Investor Service or any successor thereto.

“Permitted Holders” means (i) GSBD, (ii) one or more of GSBD’s Controlled Subsidiaries and (iii) GSAM or any affiliate of GSAM that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients.

“Rating Agency” means:

(1)	each of Fitch and Moody’s; and

(2)

if either of Fitch or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of GSBD’s control, a “nationally recognized statistical rating organization” as defined in Section (3)(a)(62) of the Exchange Act selected by GSBD as a replacement agency for Fitch or Moody’s, or both, as the case may be.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

In addition to the covenants described in the base indenture, the following covenants shall apply to the Notes.

Merger, Consolidation or Sale of Assets

The indenture will provide that GSBD will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into GSBD), or sell, transfer, lease, convey or otherwise dispose of all or substantially all GSBD’s property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of GSBD or its subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition; and provided further that this covenant shall not apply to any sale, transfer, lease, conveyance, or other disposition of all or substantially all of GSBD’s property to a wholly owned subsidiary of GSBD) in any one transaction or series of related transactions unless:

•

GSBD is the surviving person (the “Surviving Person”) or the Surviving Person (if other than GSBD) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company or trust organized and existing under the laws of the United States of America or any state or territory thereof or the District of Columbia;

•

the Surviving Person (if other than GSBD) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture to be performed by GSBD;

•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default shall have occurred and be continuing; and

•

GSBD shall deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant, that all conditions precedent in the indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of GSBD’s subsidiaries, which property, if held by GSBD instead of such subsidiaries, would constitute all or substantially all of GSBD’s property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of GSBD’s property.

Although there is a limited body of case law interpreting the phrase “substantially all”, there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions are permitted under the indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require GSBD to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the beneficial owners thereof, potentially resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the beneficial owners. Beneficial owners of the Notes should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•

GSBD agrees that for the period of time during which the Notes are outstanding, it will not violate, whether or not GSBD is subject thereto, Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions, but giving effect, in either case, to any exemptive relief granted to GSBD by the SEC.

•

If, at any time, GSBD is not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, GSBD agrees to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, GSBD’s audited annual consolidated financial statements, within 90 days of its fiscal year end, and unaudited interim consolidated financial statements, within 45 days of its fiscal quarter end (other than its fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable. Delivery of such financial statements to the trustee is for informational purposes only and the trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including GSBD’s compliance with any of its covenants hereunder (as to which the trustee is entitled to rely exclusively on officers’ certificates).

Modification or Waiver

There are three types of changes GSBD can make to the indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that GSBD cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on the Notes;

•	reduce any amounts due on the Notes;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the Notes;

•	reduce the percentage of holders of the Notes whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of the Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify certain of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation GSBD has to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture, and certain other changes that would not adversely affect holders of the outstanding Notes in any material respect, including adding additional covenants or event of default. GSBD also does not need any approval to make any change that affects only Notes to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the Notes would require the following approval:

•	If the change affects only one series of the Notes, it must be approved by the holders of a majority in principal amount of the Notes.

•

If the change affects more than one series of the Notes issued under the same indenture, it must be approved by the holders of a majority in aggregate principal amount of all of the Notes affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of a series of debt securities issued under an indenture, or all series, voting together as one class for this purpose, may waive GSBD’s compliance with some of its covenants in that indenture. However, GSBD cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval”.

Further Details Concerning Voting

When taking a vote, GSBD will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if GSBD has deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Legal Defeasance”.

GSBD will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If GSBD sets a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if GSBD seeks to change the indenture or the Notes or request a waiver.

Events of Default

Each of the following is an event of default:

(1)	default in the payment of any interest upon any Notes when due and payable and the default continues for a period of 30 days;

(2)	default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity, including upon any redemption date or required repurchase date;

(3)

GSBD’s failure for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding to GSBD and the trustee, as applicable, has been received to comply with any of GSBD’s other agreements contained in the Notes or indenture;

(4)

default by GSBD or any of its significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with GSBD for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of GSBD and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to GSBD by the trustee or to GSBD and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5)

Pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, or any successor provisions, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the 1940 Act) of less than 100%, giving effect to any amendments to such provisions of the 1940 Act or to any exemptive relief granted to GSBD by the SEC; and

(6)	certain events of bankruptcy, insolvency, or reorganization involving GSBD occur and remain undischarged or unstayed for a period of 90 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of Notes to be due and immediately payable, by a notice in writing to GSBD (and to the trustee if given by the holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to GSBD and the trustee, may rescind and annul such declaration and its consequences if (i) GSBD has paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the indenture, or for the appointment of a receiver or trustee, or for any other remedy under the indenture, unless:

(i)	such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes;

(ii)	the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the trustee to institute proceedings in respect of such event of default;

(iii)	such holder or holders have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)	the trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such proceeding; and

(v)	no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

The trustee shall be under no obligation to exercise any of the rights or powers vested in it by the indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with this indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial (it being understood that the trustee does not have an affirmative duty to ascertain whether or not any such directions are unduly prejudicial to such holders) to the holders of Notes not consenting.

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any of the Notes, or (ii) in respect of a covenant or provision of the indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose, but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.

GSBD is required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers’ certificate stating that to the knowledge of the signers whether GSBD is in default in the performance of any of the terms, provisions or conditions of the indenture.

Within 90 days after the occurrence of any default under the indenture with respect to the Notes, the trustee shall transmit notice of such default actually known to a responsible officer of the trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of

(or premium, if any, on) or interest, if any, on any of the Notes, the trustee shall be protected in withholding such notice if and so long as it in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge

GSBD may satisfy and discharge its obligations under the indenture by delivering to the securities registrar for cancellation all outstanding Notes or by depositing with the trustee, in trust, funds in U.S. dollars in an amount sufficient to pay all of the outstanding Notes after the Notes have become due and payable or will become due and payable within one year (or scheduled for redemption within one year). Such discharge is subject to terms contained in the indenture.

Defeasance

The Notes will be subject to covenant defeasance and legal defeasance.

Covenant Defeasance

If certain conditions are satisfied, GSBD can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, GSBD must do the following:

•

deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates.

•

deliver to the trustee a legal opinion of GSBD’s counsel confirming, subject to customary limitations and exclusions, that, under current U.S. federal income tax law, GSBD may make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such covenant defeasance or to be taxed on the Notes any differently than if GSBD did not make the deposit and repaid the Notes at maturity.

•	deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If GSBD accomplished covenant defeasance, you can still look to GSBD for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as GSBD’s bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Legal Defeasance

If there is a change in U.S. federal tax law, as described below, GSBD can legally release itself from all payment and other obligations on the Notes (called “defeasance” or “legal defeasance”) if GSBD puts in place the following other arrangements for you to be repaid:

•

GSBD must deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates.

•

GSBD must deliver to the trustee a legal opinion confirming, subject to customary limitations and exclusions, that there has been a change in current U.S. federal tax law or an IRS ruling that allows it to make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such defeasance or to be taxed on the Notes any differently than if GSBD did not make the deposit and repaid the Notes at maturity. Under current U.S. federal tax law, the deposit and GSBD’s legal release from the Notes would be treated as though GSBD paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit.

•	GSBD must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If GSBD ever accomplished legal defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to GSBD for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of GSBD’s lenders and other creditors if GSBD ever became bankrupt or insolvent.

Trustee

is the trustee, security registrar and paying agent.                        , in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning GSBD or its affiliates or any other party contained in this prospectus or the related documents or for any failure by GSBD or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by GSBD, including but not limited to settlement amounts and any other information.

GSBD may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Resignation of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

No Personal Liability of Directors, Officers, Employees and Stockholders

No past, present or future director, officer, employee, incorporator or stockholder of GSBD, as such, will have any liability for any obligations of GSBD’s under the indenture or the Notes or for any claim based on, in respect of, or by reason of, such obligations or their creation. By accepting any Note, each holder of the Notes will be deemed to waive and release all such liability, and such waiver and release are part of the consideration for the issuance of the Notes.

Governing Law

The indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

The Notes will be initially issued in the form of one or more registered Notes in global form, without interest coupons (the “Global Notes”). Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC (“DTC participants”) or persons who hold interests through DTC participants. GSBD expects that under procedures established by DTC:

•	upon deposit of a Global Note with DTC’s custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the DTC participants designated by the underwriters; and

•

ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. GSBD provides the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither GSBD, the trustee nor the underwriters are responsible for those operations or procedures.

DTC has advised GSBD that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the underwriters; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

So long as DTC’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•

will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to receiving notices or the giving of any direction, instruction or approval to the trustee under the indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest). Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC’s nominee as the registered holder of the Global Note. Neither GSBD nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither GSBD nor the trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.

Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

•	DTC notifies GSBD at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

DESCRIPTION OF GSBD’S CAPITAL STOCK

The following description of GSBD’s capital stock is based on relevant portions of the Delaware General Corporation Law (the “DGCL”) and on GSBD’s certificate of incorporation and bylaws. This summary is not necessarily complete, and GSBD refers you to the DGCL and GSBD’s certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of the date of this prospectus, GSBD’s authorized stock consists of 200,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. GSBD’s common stock is traded on the NYSE under the symbol “GSBD.” There are no outstanding options or warrants to purchase GSBD’s stock. Under Delaware law, GSBD’s stockholders will generally not be personally liable for its debts or obligations.

Unless the GSBD Board determines otherwise, GSBD will issue all shares of its capital stock in uncertificated form.

The following table sets forth information on GSBD’s capital stock as of December 31, 2019:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by GSBD or for GSBD’s Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	200,000,000	—	40,367,071
Preferred Stock	1,000,000	—	—

See “Unaudited Pro Forma Condensed Consolidated Financial Data” for the number of shares of common stock to be outstanding after giving pro forma effect to the Merger.

Common Stock

All shares of GSBD’s common stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be made or paid to the holders of GSBD’s common stock if, as and when declared by the GSBD Board out of funds legally available therefor, subject to the rights of holders of shares of any series of its preferred stock then outstanding. Shares of GSBD’s common stock have no exchange, conversion or redemption rights. Shares of GSBD’s common stock are subject to the transfer restrictions set forth in GSBD’s certificate of incorporation, as described more fully below, as well as any restrictions on transfer arising under federal and state securities laws or by contract. Following the time at which the transfer restrictions contained in GSBD’s certificate of incorporation terminate, shares of GSBD’s common stock will be freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of GSBD’s liquidation, dissolution or winding up, each share of its common stock would be entitled to share ratably in all of its assets that are legally available for distribution after GSBD pays all debts and other liabilities and subject to any preferential rights of holders of shares of any series of GSBD’s preferred stock then outstanding. Each share of GSBD’s common stock is entitled to one vote on all matters submitted to a vote of stockholders generally, including the election of directors elected by a vote of stockholders generally. Except as provided with respect to any other class or series of stock, including GSBD’s preferred stock, as more fully described below, the holders of GSBD’s common stock possess exclusive voting power. There is no cumulative voting in the election of the GSBD Board, which means that holders of a majority of the outstanding shares of its capital stock entitled to vote in the election of such directors are entitled to elect that number of nominees equal to the number of directors to be elected by such holders, and holders of less than a majority of such shares will be unable to elect one or more specific directors for any available directorship. In addition, holders of GSBD’s common stock may participate in its dividend reinvestment plan.

Assuming approval of the GSBD Charter Amendment Proposal and a proposed amended and restated certificate of incorporation of GSBD to be approved by MMLC’s stockholders, which would restrict stockholders that acquire shares of GSBD’s common stock pursuant to the Merger from transferring such shares for certain periods of time (the “MMLC Charter Amendment Proposal”), the amended and restated certificate of incorporation of GSBD (the “Amended and Restated GSBD Charter”) will provide that following the Closing, without the prior consent of the GSBD Board, MMLC stockholders who acquire shares of GSBD common stock in the Merger (each, an “Affected Stockholder”) will not be able to transfer or sell:

•	any shares of GSBD common stock acquired by such Affected Stockholder in the Merger for 90 days following the date of the filing of the Amended and Restated GSBD Charter (the “Filing Date”);

•	two-thirds of the shares of GSBD common stock acquired by such Affected Stockholder in the Merger for 180 days following the Filing Date; and

•	one-third of the shares of GSBD common stock acquired by such Affected Stockholder in the Merger for 270 days following the Filing Date.

Any purported transfer by an Affected Stockholder in violation of these transfer restrictions under the Amended and Restated GSBD Charter (the “Transfer Restrictions”) would have no force or effect. The Transfer Restrictions under the Amended and Restated Charter will apply only to the Affected Stockholders, and will not apply to shares of GSBD common stock acquired by any other stockholder, whether prior to or following the Closing.

Preferred Stock

GSBD’s certificate of incorporation authorizes the GSBD Board to create and issue one or more series of preferred stock to the extent permitted by the 1940 Act. Prior to the issuance of shares of each series of preferred stock, the GSBD Board will be required by Delaware law and by GSBD’s certificate of incorporation to establish the voting powers (full or limited, or no voting powers), and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of each series of GSBD’s preferred stock. Thus, to the extent permitted by the 1940 Act, the GSBD Board could authorize the issuance of shares of a series of GSBD’s preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of its common stock or otherwise be in their best interest.

Any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to GSBD’s common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66 2/3% of GSBD’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act), including any outstanding perpetual preferred stock, voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

Provisions of the DGCL and GSBD’s Certificate of Incorporation and Bylaws

Limitation on Liability of Directors; Indemnification and Advancement of Expenses

The indemnification of GSBD’s officers and directors is governed by Section 145 of the DGCL and GSBD’s certificate of incorporation and bylaws. Section 145(a) of the DGCL empowers GSBD to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of GSBD) by reason of the fact that the person is or was a director, officer, employee or agent of GSBD, or is or was serving at the request of GSBD as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of GSBD and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL empowers GSBD to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of GSBD to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of GSBD, or is or was serving at the request of GSBD as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of GSBD, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to GSBD unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of GSBD has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding.

Section 145(d) of the DGCL provides that in all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by GSBD only if it is consistent with the 1940 Act and as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person to be indemnified has met the applicable standard of conduct set forth in those subsections. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders.

Section 145(e) authorizes GSBD to pay expenses (including attorneys’ fees) incurred by an officer or director of GSBD in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person to whom the advancement will be made to repay the advanced amounts if it is ultimately determined that he or she was not entitled to be indemnified by GSBD as authorized by Section 145. Section 145(e) also provides that such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of GSBD, or persons serving at the request of GSBD as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as GSBD deems appropriate.

Section 145(f) provides that indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of such Section are not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

Section 145(g) authorizes GSBD to purchase and maintain insurance on behalf of its current and former directors, officers, employees and agents (and on behalf of any person who is or was serving at the request of GSBD as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, regardless of whether GSBD would have the power to indemnify such persons against such liability under Section 145.

Section 102(b)(7) of the DGCL allows GSBD to provide in its certificate of incorporation a provision that limits or eliminates the personal liability of a director of GSBD to GSBD or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision may not limit or eliminate the liability of a director (1) for any breach of the director’s duty of loyalty to GSBD or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derived an improper personal benefit. GSBD’s certificate of incorporation will provide that its directors will not be liable to GSBD or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended.

GSBD’s certificate of incorporation requires GSBD to indemnify to the full extent permitted by Section 145 of the DGCL all persons whom it may indemnify under that section. GSBD’s certificate of incorporation also provides that expenses incurred by its officers or directors in defending any action, suit or proceeding for which they may be entitled to indemnification under its certificate of incorporation shall be paid in advance of the final disposition of the action, suit or proceeding. However, any indemnification or payment or reimbursement of expenses made pursuant to such provisions of its certificate of incorporation will be subject to the applicable requirements of the 1940 Act. In addition, GSBD’s bylaws provide that, except for certain proceedings initiated by its directors or officers, GSBD must indemnify, and advance expenses to, its current and former directors and officers to the fullest extent permitted by the DGCL, but provide that any indemnification or reimbursement of expenses thereunder is subject to the applicable requirements of the 1940 Act.

Delaware Anti-Takeover Law

The DGCL contains, and GSBD’s certificate of incorporation and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire GSBD by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of GSBD to negotiate first with the GSBD Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of GSBD’s stockholders. GSBD believes, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

GSBD has elected in its certificate of incorporation not to be subject to Section 203 of the DGCL, an antitakeover law. However, GSBD’s certificate of incorporation contains provisions that, at any point in time in which GSBD’s common stock is registered under Section 12(b) or Section 12(g) of the Exchange Act, have the same effect as Section 203, except that it exempts Group Inc. and its affiliates, and certain of its or their respective direct or indirect transferees and any group as to which such persons are a party, from the effect of those provisions. In general, these provisions will prohibit GSBD from engaging in any “business combination” with any “interested stockholder” for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the GSBD Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of GSBD outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by persons who are directors and also officers of GSBD; or

•

at or subsequent the such time the business combination is approved by the GSBD Board and authorized at a meeting of stockholders, and not by written consent, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

These provisions define “business combination” to include the following:

•	any merger or consolidation involving GSBD or any direct or indirect majority-owned subsidiary of GSBD with the interested stockholder;

•

any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of such corporation, to or with the interested stockholder, of 10% or more of either the aggregate market value of all the assets of GSBD or the aggregate market value of all the outstanding stock of GSBD; subject to certain exceptions, any transaction that results in the issuance or transfer by GSBD or by any direct or indirect majority-owned subsidiary of GSBD of any stock of GSBD or of such subsidiary to the interested stockholder;

•

any transaction involving GSBD or any direct or indirect majority-owned subsidiary of GSBD that has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series (or securities convertible into the stock of any class or series) of GSBD or of any such subsidiary owned by the interested stockholder, except as to immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

•

the receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of GSBD), of any loans, advances, guarantees, pledges or other financial benefits provided by or through GSBD or any direct or indirect majority-owned subsidiary.

In general, these provisions define an “interested stockholder” as any entity or person that is the beneficial owner of 15% or more of GSBD’s outstanding voting stock or is an affiliate or associate of GSBD and was the beneficial owner of 15% or more of its outstanding voting stock at any time within the three-year period immediately prior to the relevant date, and the affiliates or associates of any such entity or person, but Group Inc. and its affiliates and certain of its or their respective direct or indirect transferees and any group as to which such persons are a party are excluded from the definition of interested stockholder.

These provisions could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire GSBD.

Election of Directors

GSBD’s bylaws provide that, unless otherwise provided in its certificate of incorporation (including with respect to the special rights of holders of one or more series of its preferred stock to elect directors), its directors are elected by the affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote thereon present in person or by proxy at a meeting of stockholders called for the purpose of electing directors. Under GSBD’s certificate of incorporation, the GSBD Board has the power to amend its bylaws, including the provisions specifying the vote required to elect directors. Under Section 216 of the DGCL, however, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the GSBD Board.

Classified Board of Directors

Under GSBD’s certificate of incorporation, subject to the special right of the holders of one or more series of preferred stock to elect additional preferred directors, its directors are divided into three classes of directors, serving staggered three-year terms, with the term of office of directors in only one of the three classes expiring each year. As a result, one-third of such directors will then be elected each year. A classified board may render a change in control of GSBD or removal of GSBD’s incumbent management more difficult. GSBD believes, however, that the longer time required to elect a majority of a classified board will help to ensure the continuity and stability of its management and policies.

Number of Directors; Removal; Vacancies

GSBD’s certificate of incorporation provides that, subject to any rights of holders of one or more series of preferred stock to elect additional preferred directors, the total number of directors is fixed from time to time exclusively pursuant to a resolution adopted by the GSBD Board. Under the DGCL, unless the certificate of incorporation provides otherwise (which GSBD’s certificate of incorporation does not), directors on a classified board may be removed only for cause. GSBD’s certificate of incorporation provides that its directors are divided into classes serving staggered three-year terms and such directors may only be removed for cause, and only upon the affirmative vote of holders of at least two-thirds of the outstanding shares entitled to vote generally in the election of directors. Under its certificate of incorporation, subject to the applicable requirements of the 1940 Act and the rights of the holders of one or more series of preferred stock, any vacancy on the GSBD Board resulting from the death, resignation, retirement, removal or disqualification of a director or other cause, or any vacancy resulting from an increase in the number of directors, may be filled only by vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director; provided that when the holders of any class or series of GSBD’s stock are entitled under the certificate of incorporation to elect directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected. Any such limitations on the ability of GSBD’s stockholders to remove directors and fill vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of GSBD.

Action by Stockholders

GSBD’s certificate of incorporation provides that GSBD’s stockholders are only able to take action at an annual or special meeting of stockholders and may not take action by written consent of stockholders in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

GSBD’s bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the GSBD Board and the proposal of other business to be considered by stockholders may be made only (1) by or at the direction of the GSBD Board (or a duly authorized committee thereof), (2) pursuant to GSBD’s notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. For any nomination or business proposal to be properly brought by a stockholder for a meeting, such stockholder will have to comply with advance notice requirements and provide GSBD with certain information. Generally, to be timely, a stockholder’s notice must be received at GSBD’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. GSBD’s bylaws specify requirements as to the form and content of any such stockholder’s notice. GSBD’s bylaws also allow the presiding officer at a meeting of the stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. GSBD’s bylaws further provide that nominations of persons for election to the GSBD Board at a special meeting may be made only by or at the direction of the GSBD Board, and provided that the GSBD Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give GSBD advance notice of nominations and other business is to afford the GSBD Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the GSBD Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although GSBD’s bylaws do not give the GSBD Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to GSBD and GSBD’s stockholders.

Stockholder Meetings

GSBD’s certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the GSBD Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of GSBD’s outstanding voting securities.

Calling of Special Meetings of Stockholders

GSBD’s certificate of incorporation and bylaws provide that special meetings of stockholders may be called by the GSBD Board, the chairman of the GSBD Board and GSBD’s chief executive officer, and not by any other person.

Amendments to the Certificate of Incorporation and Bylaws

Section 242 of the DGCL generally provides any amendment to the certificate of incorporation must be approved and declared advisable by the GSBD Board and adopted by the affirmative vote of holders of a majority of the outstanding shares of capital stock entitled to vote thereon, and by a majority of the outstanding stock of each class entitled to vote thereon as a class. Section 109 of the DGCL provides that, after a corporation has received payment for its capital stock, the power to adopt, amend or repeal the bylaws shall be in the stockholders entitled to vote, but any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. GSBD’s certificate of incorporation provides the GSBD Board with such power. The DGCL provides that the certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL. GSBD’s certificate of incorporation provides that the following provisions, among others, may be amended by GSBD’s stockholders only by a vote of at least two-thirds of the outstanding shares of its capital stock entitled to vote thereon:

•	the provisions regarding the classification of the GSBD Board;

•	the provisions specifying the percentage of votes required to remove directors for cause;

•	the provisions limiting stockholder action by written consent;

•	the provisions regarding the calling of special meetings;

•	the provisions regarding the number of directors and filling vacancies on the GSBD Board and newly created directorships;

•	the provision requiring a supermajority vote to amend GSBD’s bylaws;

•	the limitation of directors’ personal liability to GSBD or GSBD’s stockholders for breach of fiduciary duty as a director;

•	the provisions regarding indemnification and advancement of expenses under GSBD’s certificate of incorporation;

•	the provision regarding restrictions on business combinations with interested stockholders; and

•	the amendment provision requiring that the above provisions be amended only with a two-thirds supermajority vote.

GSBD’s bylaws generally are able to be amended by approval of (i) a majority of the total number of authorized directors or (ii) the affirmative vote of the holders of at least two-thirds of the outstanding shares of its capital stock entitled to vote thereon.

In connection with the consummation of the Merger, GSBD’s certificate of incorporation is expected to be amended in the event that GSBD’s stockholders approve the GSBD Charter Amendment Proposal.

Conflict with 1940 Act

GSBD’s bylaws provide that, if and to the extent that any provision of the DGCL or any provision of GSBD’s certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

GSBD has elected to be treated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in 1940 Act. In addition, the 1940 Act provides that GSBD may not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC unless approved by a majority of its outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the vote: (i) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of such company, whichever is less.

Any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to GSBD’s common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66 2/3% of GSBD’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain other matters under the 1940 Act require a separate class vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately as a class from the holders of common stock on a proposal involving a plan of reorganization adversely affecting such securities.

GSBD may invest up to 100% of its assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, GSBD may, for the purpose of public resale, be deemed a “principal underwriter” as that term is defined under the Securities Act. GSBD may purchase or otherwise receive warrants, which offer an opportunity (not a requirement) to purchase common stock of a portfolio company in connection with an acquisition financing or other investments. Similarly, it may acquire rights that obligate an issuer of acquired securities or their affiliates to repurchase the securities at certain times, under certain circumstances. GSBD does not intend to acquire securities issued by any investment company whereby its investment would exceed the limits imposed by the 1940 Act. Under these limits, GSBD generally cannot (1) acquire more than 3% of the total outstanding voting stock of any registered investment company, (2) invest more than 5% of the value of its total assets in the securities of one registered investment company or (3) invest more than 10% of the value of its total assets in the securities of registered investment companies in general. These limitations do not apply where GSBD acquires interests in a money market fund as long as it does not pay a sales charge or service fee in connection with the purchase. With respect to the portion of GSBD’s portfolio invested in securities issued by investment companies, it should be noted that such investments might subject its stockholders to additional expenses. None of GSBD’s policies described above are fundamental and each such policy may be changed without stockholder approval, subject to any limitations imposed by the 1940 Act.

Private funds that are excluded from the definition of “investment company” pursuant to either Section 3(c)(1) or 3(c)(7) of the 1940 Act are also subject to certain of the limits under the 1940 Act noted above. Specifically, such private funds may not acquire directly or through a controlled entity more than 3% of its total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the 1940 Act are also subject to the restriction as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in GSBD’s securities. As a result, certain investors would be required to hold a smaller position in GSBD’s shares than if they were not subject to such restrictions.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets (not including certain assets specified in the 1940 Act) represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to GSBD’s proposed business are the following:

(1)

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding thirteen months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules and regulations as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a SBIC wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

•

does not have any class of securities listed on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding common equity of less than $250 million;

•	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any eligible portfolio company that GSBD controls.

(3)

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and GSBD already owns at least 60% of the outstanding equity of the eligible portfolio company.

(5)

Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

A BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above under “—Qualifying Assets.” However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must also either control the issuer of the securities or offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance (as long as the BDC does not make available significant managerial assistance solely in this fashion). Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

As a BDC, pending investment in other types of “qualifying assets,” as described above, GSBD’s investments may consist of cash, cash items (such as money market funds), U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to, collectively, as temporary investments, so that 70% of GSBD’s assets are qualifying assets. GSBD may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as GSBD, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of GSBD’s assets that may be invested in such repurchase agreements. However, if more than 25% of GSBD’s total assets constitute repurchase agreements from a single counterparty, it would generally not meet the asset diversification requirements in order to qualify as a RIC for U.S. federal income tax purposes. Thus, GSBD does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. GSAM will monitor the creditworthiness of the counterparties with which GSBD enters into repurchase agreement transactions.

Indebtedness and Senior Securities

As a BDC, GSBD is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares of stock senior to its common stock if its asset coverage ratio, as defined under the 1940 Act, is at least equal to 200%, or 150% if certain requirements are met, immediately after each such issuance. The Small Business Credit Availability Act modified the applicable provisions of the 1940 Act to reduce the required asset coverage ratio applicable to BDCs to 150%, subject to certain approval and disclosure requirements. On June 15, 2018, GSBD’s stockholders approved the application of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act to GSBD. As a result of this approval, GSBD is now permitted to borrow amounts such that its asset coverage ratio, as defined in the 1940 Act, is at least 150% after such borrowing (if certain requirements are met), rather than 200%, as previously required.

In addition, except in limited circumstances, while any indebtedness and senior securities remain outstanding, GSBD must make provisions to prohibit any distribution to its stockholders or the repurchase of such securities or stock unless it meets the applicable asset coverage ratios at the time of the distribution or repurchase. GSBD may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage. A loan is presumed to be made for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed to not be for temporary purposes. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to GSBD—Risks Relating to GSBD’s Business and Structure—Regulations governing GSBD’s operation as a BDC affect its ability to raise, and the way in which GSBD raises, additional capital. These constraints may hinder GSAM’s ability to take advantage of attractive investment opportunities and to achieve GSBD’s investment objective.”

Code of Ethics

GSBD has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and has also approved GSAM’s Code of Ethics that GSAM adopted in accordance with Rule 17j-1 and Rule 204A-1 under the Investment Advisers Act of 1940. These Codes of Ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by GSBD. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained by electronic request to publicinfo@sec.gov.

Proxy Voting Policies and Procedures

GSBD has delegated the voting of portfolio securities to GSAM. For client accounts for which GSAM has voting discretion, GSAM has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, GSAM’s guiding principles in performing proxy voting are to make decisions that favor proposals that tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly traded equities, GSAM has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to assure that it continues to be consistent with GSAM’s guiding principles. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.

GSAM has retained a third-party proxy voting service (the “Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including operational, recordkeeping, and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is GSAM’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, GSAM’s portfolio management teams (the “Portfolio Management Teams”) may, on certain proxy votes, seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override the vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service.

From time to time, GSAM may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect GSAM’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients and the nature of GSAM’s voting in such securities. GSAM’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person; (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

GSAM conducts periodic due diligence meetings with the Proxy Service which include a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that GSAM makes on behalf of a client account and to help assure that such decisions are made in accordance with GSAM’s fiduciary obligations to its clients. These policies and procedures include GSAM’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between GSAM and other Goldman Sachs’ businesses. Notwithstanding such proxy voting policies and procedures, actual proxy voting decision of GSAM may have the effect of benefitting the interest of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates, provided that GSAM believes such voting decisions to be in accordance with its fiduciary obligations. See “Potential Conflicts of Interest.”

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by GSAM based on its assessment of the particular transactions or other matters at issue.

Information regarding how GSBD has voted proxies relating to portfolio securities during the twelve-month period ended December 31, 2018 is available upon request by writing to Goldman Sachs BDC, Inc., Attention: Katherine Schneider, Investor Relations, 200 West Street, New York, New York 10282.

Privacy Principles

The following information is provided to help investors understand what personal information GSBD collects, how it protects that information and why, in certain cases, it may share information with select other parties.

GSBD generally will not receive any nonpublic personal information relating to stockholders who purchase its common stock. GSBD may collect nonpublic personal information regarding its existing investors from sources such as subscription agreements, investor questionnaires and other forms; individual investors’ account histories; and correspondence between GSBD and individual investors. GSBD may share information that it collects regarding an investor with its affiliates and the employees of such affiliates for everyday business purposes, for example, to service the investor’s accounts and, unless an investor opts out, provide the investor with information about other products and services offered by GSBD or its affiliates that may be of interest to the investor. In addition, GSBD may disclose information that it collects regarding investors to third parties who are not affiliated with it (i) as authorized by its investors in investor subscription agreements or its organizational documents; (ii) as required by applicable law or in connection with a properly authorized legal or regulatory investigation, subpoena or summons, or to respond to judicial process or government regulatory authorities having property jurisdiction; (iii) as required to fulfill investor instructions; or (iv) as otherwise permitted by applicable law to perform support services for investor accounts or process investor transactions with GSBD or its affiliates.

Any party not affiliated with GSBD that receives nonpublic personal information relating to investors from it is required to adhere to confidentiality agreements and to maintain appropriate safeguards to protect your information. Additionally, for officers, employees and agents of GSBD and its affiliates, access to such information is restricted to those who need such access to provide services to GSBD and investors. GSBD maintains physical, electronic and procedural safeguards to seek to guard investor nonpublic personal information.

Other

GSBD may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of the members of the GSBD Board who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions by BDCs with affiliates to prohibit “joint” transactions among entities that share a common investment adviser or under common control with the investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. Except in certain limited circumstances, GSBD will be unable to invest in any issuer in which another client sponsored or managed by GSAM has previously invested, including GS PMMC and MMLC. On January 4, 2017, the SEC granted GS PMMC, MMLC and GSBD, as well as certain other funds that may be managed by GSAM, including the GSAM Credit Alternatives investment team, in the future, exemptive relief to make negotiated co-investments, subject to certain terms and conditions in the exemptive relief. As a result of the exemptive relief, there could be significant overlap in GSBD’s portfolio and the investment portfolios of GS PMMC, MMLC and/or other funds established by the GSAM Credit Alternatives Team that are able to rely on the order.

As a BDC, the SEC will periodically examine GSBD for compliance with the 1940 Act.

GSBD is required to provide and maintain a bond issued by a reputable fidelity insurance company, to protect against larceny and embezzlement, covering each of its officers and employees, who may singly, or jointly with others, have access to its securities or funds. Furthermore, as a BDC, GSBD is prohibited from protecting any director, officer, investment adviser or underwriter against any liability to GSBD or GSBD’s stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

GSBD and GSAM are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect GSBD. For example:

•	GSBD’s principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in its periodic reports;

•	GSBD’s periodic reports must disclose the conclusions of its principal executive and principal financial officers about the effectiveness of its disclosure controls and procedures;

•

GSBD’s management must prepare an annual report regarding its assessment of GSBD’s internal control over financial reporting, which must be audited by its independent registered public accounting firm; and

•

GSBD’s periodic reports must disclose whether there were any changes in GSBD’s internal controls over financing reporting that has materially affected, or is reasonably likely to materially affect, its internal controls over financial reporting.

The Sarbanes-Oxley Act requires GSBD to review its policies and procedures to determine whether it complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. GSBD will continue to monitor its compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that it is in compliance therewith.

Compliance with Listing Requirements

GSBD’s common stock is listed on the NYSE under the symbol “GSBD.” As a listed company on the NYSE, GSBD is subject to various listing standards including corporate governance listing standards. GSBD believes it is in compliance with these rules.

Compliance with the Bank Holding Company Act

As a BHC and FHC, the activities of Group Inc. and its affiliates are subject to certain restrictions imposed by the BHCA and related regulations. BHCs and FHCs are subject to supervision and regulation by the Federal Reserve. Because Group Inc. may be deemed to “control” GSBD within the meaning of the BHCA, restrictions under the BHCA could apply to GSBD as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including the Federal Reserve, may restrict GSBD’s investments, transactions and operations and may restrict the transactions and relationships between GSAM, Group Inc. and their affiliates, on the one hand, and GSBD on the other hand. For example, the BHCA regulations applicable to Group Inc. and

GSBD may, among other things, restrict GSBD’s ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of its investments and restrict GSBD and GSAM’s ability to participate in the management and operations of the companies in which it invests. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by Group Inc. and its affiliates (including GSAM) for client and proprietary accounts may need to be aggregated with positions held by GSBD. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, Goldman Sachs may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require GSBD to limit and/or liquidate certain investments. See “Potential Conflicts of Interest.” Additionally, Goldman Sachs may in the future, in its sole discretion and without notice to investors, engage in activities impacting GSBD and/or GSAM in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, Goldman Sachs, GSBD or other funds and accounts managed by GSAM and its affiliates. In addition, Goldman Sachs may cease in the future to qualify as a FHC, which may subject GSBD to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to Goldman Sachs and GSBD, or the interpretation thereof, will not change, or that any such change will not have a material adverse effect on GSBD. See “Risk Factors—Risks Relating to GSBD—Risks Relating to GSBD’s Business and Structure—GSBD’s activities may be limited as a result of potentially being deemed to be controlled by a bank holding company.”

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR

GSBD’s assets are held by State Street Bank and Trust Company pursuant to a custody agreement. State Street Bank and Trust Company also acts as GSBD’s administrator. See “Business of Goldman Sachs BDC, Inc.—GSBD’s Administrator.” The principal business address of State Street Bank and Trust Company is One Lincoln Street, Boston, Massachusetts 02111. Computershare Trust Company, N.A. serves as GSBD’s transfer agent, dividend disbursing agent and registrar. The principal business address of Computershare Trust Company, N.A. is 250 Royall Street, Canton, Massachusetts 02021.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Since GSBD generally acquires and disposes of investments in privately negotiated transactions, it infrequently uses brokers in the normal course of its business. Subject to policies established by the GSBD Board, GSAM is primarily responsible for the execution of the publicly traded securities portion of GSBD’s portfolio transactions and the allocation of brokerage commissions. GSAM does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for GSBD, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While GSAM generally seeks reasonably competitive trade execution costs, GSBD does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, GSAM may select a broker based partly upon brokerage or research services provided to GSBD, GSAM and any other Accounts. Such brokerage or research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. In return for such services, GSBD may pay a higher commission than other brokers would charge if GSAM determines in good faith that such commission is reasonable in relation to the services provided.

The Current GSBD Investment Management Agreement permits GSAM, subject to review by the GSBD Board from time to time, to purchase and sell portfolio securities to and from brokers who provide GSAM with access to supplemental investment and market research and security and economic analyses. Such brokers may execute brokerage transactions at a higher cost to GSBD than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Brokerage and research services furnished by firms through which GSBD effects its securities transactions may be used by GSAM in servicing other clients and not all of these services may be used by GSAM in connection with the client generating the brokerage credits. The fees received under the Current GSBD Investment Management Agreement are not reduced by reason of an investment adviser receiving such brokerage and research services.

GSBD’s portfolio transactions are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with GSBD as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. The Current GSBD Investment Management Agreement provides that GSAM, on occasions when it deems the purchase or sale of a security to be in the best interests of GSBD as well as other customers, to aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased for GSBD with those to be sold or purchased for other customers in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, is made by GSAM in the manner it considers to be equitable. In some instances, this procedure may adversely affect the size and price of the position obtainable for GSBD.

Subject to the above considerations, GSAM may use Group Inc. or another affiliate as its broker. In order for Group Inc. or another affiliate, acting as agent, to effect securities or futures transactions for GSBD, the commissions, fees or other remuneration received by Group Inc. or another affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar services, securities or futures contracts. Furthermore, the GSBD Board, including a majority of GSBD’s Independent Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law. The amount of brokerage commissions paid by GSBD may vary substantially from year to year because of differences in portfolio turnover rates and other factors. See “Potential Conflicts of Interest—Brokerage Transactions.”

UNDERWRITING

GSBD is offering the Notes described in this prospectus through a number of underwriters. [[•] and [•] [are] acting as representative[s] of the underwriters. GSBD has entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, GSBD has agreed to sell to the underwriters, and each underwriter has severally agreed to purchase, the aggregate principal amount of notes listed next to its name in the following table:

Name	Principal Amount of Notes
[●]	$
[●]
[●]
Total	$

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the underwriting agreement if any of these Notes are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

GSBD has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Notes, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The following table shows the per Note and total underwriting discounts and commissions that GSBD is to pay to the underwriters in connection with this offering.

	Per Note	Amount
Public offering price	$	$
Underwriting discount (sales load)	$	$
Proceeds to GSBD, before expenses	$	$

The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus and some of the Notes to certain other dealers at the public offering price less a concession not in excess of            % of the aggregate principal amount of the Notes. The underwriters may allow, and the dealers may reallow, a discount not in excess of            % of the aggregate principal amount of the Notes. After the initial offering of the Notes to the public, the public offering price and other selling terms may be changed. No such change shall change the amount of proceeds to be received by GSBD as set forth on the cover page of this prospectus.

The expenses of the offering, not including the underwriting discount, are estimated at $[•] and are payable by GSBD.

No Sales of Similar Securities

Subject to certain exceptions, GSBD has agreed not to directly or indirectly, offer, pledge, sell, contract to sell, grant any option for the sale of or otherwise transfer or dispose of any debt securities issued or guaranteed by GSBD or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by GSBD or file any registration statement under the Securities Act with respect to any of the foregoing through the closing date without first obtaining the written consent of the representative. This consent may be given at any time without public notice.

Listing

The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system.

GSBD has been advised by certain of the underwriters that they currently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Price Stabilization, Short Positions

In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include over-allotment, covering transactions and stabilizing transactions. Over-allotment involves sales of Notes in excess of the aggregate principal amount of Notes to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the Notes in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of Notes made for the purpose of preventing or retarding a decline in the market price of the Notes while the offering is in progress.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

Neither GSBD nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither GSBD nor any of the underwriters make any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Other Relationships

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage, valuation services and other financial and non-financial activities and services. Certain of the underwriters and their respective affiliates have provided, and may in the future provide, a variety of these services to GSBD and to persons and entities with relationships with GSBD, for which they received or will receive customary fees and expenses. Additionally, affiliates of certain underwriters are lenders under certain of GSBD’s credit facilities.

In the ordinary course of their various business activities, the underwriters and their respective affiliates, officers, directors and employees may purchase, sell or hold a broad array of investments and actively trade securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to GSBD’s assets, securities or instruments (directly, as collateral securing other obligations or otherwise) or persons and entities with relationships with GSBD. Certain of the underwriters and their affiliates that have a lending relationship with GSBD routinely hedge their credit exposure to GSBD consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in GSBD’s securities, including potentially the Notes. Any such credit default swaps or short positions could adversely affect future trading prices of the Notes. The underwriters and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas or publish or express independent research views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long or short positions in such assets, securities and instruments.

GSBD intends to use the net proceeds of this offering to pay down a portion of the Existing GSBD Credit Facility on or about the date of the closing of this offering. Affiliates of [[•] and [·]] are lenders under the Existing GSBD Credit

Facility. Accordingly, affiliates of [[•] and [·]] may receive more than 5% of the proceeds of this offering to the extent the proceeds are used to pay down outstanding indebtedness under the Existing GSBD Credit Facility.

Settlement

GSBD expects that delivery of the Notes will be made to investors on or about                , 2020, which will be the [second] business day following the date hereof. [Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Purchasers of the Notes who wish to trade the Notes on the date hereof should consult their advisors.]

Principal Business Addresses

The principal business address of [●] is [●].

Other Jurisdictions

Other than in the United States, no action has been taken by GSBD or the underwriters that would permit a public offering of the Notes offered by this prospectus in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus comes are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this prospectus. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any Notes offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Goldman Sachs BDC, Inc. by Fried, Frank, Harris, Shriver & Jacobson LLP. In addition, Dechert LLP serves as counsel to Goldman Sachs BDC, Inc. and to the Independent Directors. Certain legal matters in connection with the offering will be passed upon for the underwriters by Ropes & Gray LLP.

EXPERTS

The financial statements of Goldman Sachs BDC, Inc. as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2018 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Goldman Sachs Middle Market Lending Corp. as of December 31, 2018 and 2017 and for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

GSBD has filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Notes offered by this prospectus. The registration statement contains additional information about GSBD and the Notes being offered by this prospectus.

GSBD files with or submits to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. GSBD maintains a website at www.GoldmanSachsBDC.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. You may also obtain such information by contacting GSBD, in writing at: 71 S Wacker Drive, Suite 500, Chicago, Illinois 60606, Attention: AI Shareholder Services, or by telephone (collect) at (312) 655-4702. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by GSBD with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

INDEX TO FINANCIAL STATEMENTS

Page

Goldman Sachs BDC, Inc. Financial Statements for the three and nine months ended September 30, 2019 and 2018
Consolidated Statements of Assets and Liabilities as of September 30, 2019 (Unaudited) and December 31, 2018	F-2
Consolidated Statements of Operations for the three and nine months ended September 30, 2019 (Unaudited) and 2018 (Unaudited)	F-3
Consolidated Statements of Changes in Net Assets for the three and nine months ended September 30, 2019 (Unaudited) and 2018 (Unaudited)	F-4
Consolidated Statements of Cash Flows for the nine months ended September 30, 2019 (Unaudited) and 2018 (Unaudited)	F-5
Consolidated Schedules of Investments as of September 30, 2019 (Unaudited) and December 31, 2018	F-6
Notes to Consolidated Financial Statements (Unaudited)	F-24

Goldman Sachs BDC, Inc. Financial Statements for the fiscal years ended December 31, 2018, 2017 and 2016
Management’s Report on Internal Control over Financial Reporting	F-57
Report of Independent Registered Public Accounting Firm	F-58
Consolidated Statements of Assets and Liabilities as of December 31, 2018 and 2017	F-59
Consolidated Statements of Operations for the years ended December 31, 2018, 2017 and 2016	F-60
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2018, 2017 and 2016	F-61
Consolidated Statements of Cash Flows for the years ended December 31, 2018, 2017 and 2016	F-62
Consolidated Schedules of Investments as of December 31, 2018 and 2017	F-63
Notes to Consolidated Financial Statements	F-75

Goldman Sachs Middle Market Lending Corp. Financial Statements for the three and nine months ended September 30, 2019 and 2018
Consolidated Statements of Assets and Liabilities as of September 30, 2019 (Unaudited) and December 31, 2018	F-116
Consolidated Statements of Operations for the three and nine months ended September 30, 2019 (Unaudited) and 2018 (Unaudited)	F-117
Consolidated Statements of Changes in Net Assets for the three and nine months ended September 30, 2019 (Unaudited) and 2018 (Unaudited)	F-118
Consolidated Statements of Cash Flows for the nine months ended September 30, 2019 (Unaudited) and 2018 (Unaudited)	F-119
Consolidated Schedules of Investments as of September 30, 2019 (Unaudited) and December 31, 2018	F-120
Notes to Consolidated Financial Statements (Unaudited)	F-134

Goldman Sachs Middle Market Lending Corp. Financial Statements for the fiscal year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017
Report of Independent Registered Public Accounting Firm	F-161
Consolidated Statements of Assets and Liabilities as of December 31, 2018 and 2017	F-162
Consolidated Statements of Operations for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017	F-163
Consolidated Statements of Changes in Net Assets for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017	F-164
Consolidated Statements of Cash Flows for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017	F-165
Consolidated Schedules of Investments as of December 31, 2018 and 2017	F-166
Notes to Consolidated Financial Statements	F-174

Goldman Sachs BDC, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

	September 30, 2019 (Unaudited)	December 31, 2018
Assets
Investments, at fair value
Non-controlled/non-affiliated investments (cost of $1,309,829 and $1,155,641, respectively)	$1,279,441	$1,129,036
Non-controlled affiliated investments (cost of $77,073 and $143,700, respectively)	71,379	126,089
Controlled affiliated investments (cost of $87,500 and $126,217, respectively)	79,335	120,319
Cash	11,102	6,113
Receivable for investments sold	94	47
Unrealized appreciation on foreign currency forward contracts	179	89
Interest and dividends receivable from non-controlled/affiliated investments and non-controlled/non-affiliated investments	7,575	6,969
Dividend receivable from controlled affiliated investments	—	2,550
Deferred financing costs	4,790	5,436
Deferred offering costs	248	165
Other assets	566	163

Total assets	$1,454,709	$1,396,976

Liabilities
Debt (net of debt issuance costs of $4,094 and $5,318, respectively)	$727,742	$659,101
Interest and other debt expenses payable	3,987	2,428
Management fees payable	3,766	3,434
Incentive fees payable	2,339	—
Distribution payable	18,152	18,102
Payable for investments purchased	10,830	—
Directors’ fees payable	109	—
Accrued offering costs	39	2
Accrued expenses and other liabilities	2,906	4,017

Total liabilities	$769,870	$687,084

Commitments and Contingencies (Note 8)
Net Assets
Preferred stock, par value $0.001 per share (1,000,000 shares authorized, no shares issued and outstanding)	$—	$—
Common stock, par value $0.001 per share (200,000,000 shares authorized, 40,337,930 and 40,227,625 shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively)	40	40
Paid-in capital in excess of par	804,326	802,216
Distributable earnings	(118,106)	(90,943)
Allocated income tax expense	(1,421)	(1,421)

TOTAL NET ASSETS	$684,839	$709,892

TOTAL LIABILITIES AND NET ASSETS	$1,454,709	$1,396,976

Net asset value per share	$16.98	$17.65

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Investment Income:
From non-controlled/non-affiliated investments:
Interest income	$34,246	$30,322	$100,528	$91,340
Payment-in-kind	284	672	760	672
Other income	499	508	2,020	1,481

Total investment income from non-controlled/non-affiliated investments	35,029	31,502	103,308	93,493
From non-controlled affiliated investments:
Payment-in-kind	181	2,028	926	5,931
Interest income	871	889	2,065	1,936
Dividend income	58	86	143	103
Other income	18	11	40	26

Total investment income from non-controlled affiliated investments	1,128	3,014	3,174	7,996
From controlled affiliated investments:
Payment-in-kind	594	467	1,694	1,273
Interest income	105	—	168	—
Dividend income	—	3,000	3,450	8,000

Total investment income from controlled affiliated investments	699	3,467	5,312	9,273

Total investment income	$36,856	$37,983	$111,794	$110,762

Expenses:
Interest and other debt expenses	$9,896	$6,432	$27,850	$18,328
Management fees	3,766	3,255	11,044	12,537
Incentive fees	2,339	4,962	6,976	13,988
Professional fees	735	580	2,066	2,308
Administration, custodian and transfer agent fees	249	230	728	693
Directors’ fees	117	118	344	336
Other expenses	323	412	1,092	1,091

Total expenses	$17,425	$15,989	$50,100	$49,281

NET INVESTMENT INCOME BEFORE TAXES	$19,431	$21,994	$61,694	$61,481

Income tax expense, including excise tax	$459	$428	$1,350	$1,017

NET INVESTMENT INCOME AFTER TAXES	$18,972	$21,566	$60,344	$60,464

Net realized and unrealized gains (losses) on investment transactions:
Net realized gain (loss) from:
Non-controlled/non-affiliated investments	$22	$(1)	$(33,270)	$1,766
Non-controlled affiliated investments	(7,217)	—	(7,217)	9
Controlled affiliated investments	12	—	(661)	—
Foreign currency forward contracts	39	—	91	—
Foreign currency transactions	(12)	(182)	(28)	(182)
Net change in unrealized appreciation (depreciation) from:
Non controlled/non-affiliated investments	(9,554)	(1,985)	(3,783)	(2,769)
Non-controlled affiliated investments	8,833	75	11,917	(2,402)
Controlled affiliated investments	(3,813)	(481)	(2,267)	(1,530)
Foreign currency forward contracts	57	2	90	2
Foreign currency translations	1,561	171	1,856	171

Net realized and unrealized gains (losses)	$(10,072)	$(2,401)	$(33,272)	$(4,935)

(Provision) benefit for taxes on realized gain/loss on investments	—	—	121	(446)
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	—	(146)	52	(146)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,900	$19,019	$27,245	$54,937

Net investment income per share (basic and diluted)	$0.47	$0.54	$1.50	$1.51
Earnings per share (basic and diluted)	$0.22	$0.47	$0.68	$1.37
Weighted average shares outstanding	40,332,542	40,192,683	40,297,158	40,171,874

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Statements of Changes in Net Assets

(in thousands, except share and per share amounts)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Net assets at beginning of period	$693,427	$726,486	$709,892	$725,830
Increase (decrease) in net assets resulting from operations:
Net investment income	$18,972	$21,566	$60,344	$60,464
Net realized gain (loss)	(7,156)	(183)	(41,085)	1,593
Net change in unrealized appreciation (depreciation)	(2,916)	(2,218)	7,813	(6,528)
(Provision) benefit for taxes on realized gain/loss on investments	—	—	121	(446)
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	—	(146)	52	(146)

Net increase (decrease) in net assets resulting from operations	$8,900	$19,019	$27,245	$54,937

Distributions to stockholders from:
Distributable earnings	$(18,152)	$(18,089)	$(54,408)	$(54,237)

Total distributions to stockholders	$(18,152)	$(18,089)	$(54,408)	$(54,237)

Capital transactions:
Equity component of convertible notes	$—	$801	$—	$801
Reinvestment of stockholder distributions (35,408, 20,644, 110,305 and 65,384 shares, respectively)	664	423	2,110	1,309

Net increase (decrease) in net assets resulting from capital transactions	$664	$1,224	$2,110	$2,110

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(8,588)	$2,154	$(25,053)	$2,810

Net assets at end of period	$684,839	$728,640	$684,839	$728,640

Distributions declared per share	$0.45	$0.45	$1.35	$1.35

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Statements of Cash Flows

(in thousands, except share and per share amounts)

(Unaudited)

	For the Nine Months Ended
	September 30, 2019	September 30, 2018
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations:	$27,245	$54,937
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments	(563,475)	(319,846)
Payment-in-kind interest capitalized	(3,059)	(7,020)
Investments in affiliated money market fund, net	—	11,535
Proceeds from sales of investments and principal repayments	476,100	268,624
Dissolution of Senior Credit Fund, LLC	9,790	—
Net realized (gain) loss	41,148	(1,775)
Net change in unrealized (appreciation) depreciation on investments	(5,867)	6,701
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts and transactions	(61)	(2)
Amortization of premium and accretion of discount, net	(9,348)	(6,691)
Amortization of deferred financing and debt issuance costs	1,969	1,653
Amortization of original issue discount on convertible notes	316	164
Increase (decrease) in operating assets and liabilities:
(Increase) decrease in receivable for investments sold	(47)	(268)
(Increase) decrease in interest and dividends receivable	1,944	(3,113)
(Increase) decrease in other income receivable	—	1,308
(Increase) decrease in other assets	(403)	(226)
Increase (decrease) in interest and other debt expenses payable	1,638	2,491
Increase (decrease) in management fees payable	332	(1,392)
Increase (decrease) in incentive fees payable	2,339	1,782
Increase (decrease) in investments purchased payable	10,830	5,465
Increase (decrease) in directors’ fees payable	109	107
Increase (decrease) in accrued expenses and other liabilities	(1,111)	2,065

Net cash provided by (used for) operating activities	$(9,611)	$16,499

Cash flows from financing activities:
Offering costs paid	(46)	203
Distributions paid	(52,248)	(52,899)
Deferred financing and debt issuance costs paid	(494)	(3,447)
Borrowings on debt	457,917	347,436
Repayments of debt	(390,500)	(314,750)

Net cash provided by (used for) financing activities	$14,629	$(23,457)

Net increase (decrease) in cash	5,018	(6,958)
Effect of foreign exchange rate changes on cash and cash equivalents	(29)	—
Cash, beginning of period	6,113	11,606

Cash, end of period	$11,102	$4,648

Supplemental and non-cash financing activities
Interest expense paid	$23,231	$13,467
Accrued but unpaid excise tax expense	$1,510	$1,215
Accrued but unpaid deferred financing and debt issuance costs	$—	$415
Accrued but unpaid offering costs	$39	$362
Accrued but unpaid distributions	$18,152	$18,088
Reinvestment of stockholder distributions	$2,110	$1,309
Non-cash purchases of investments	$(262,085)	$(19,583)
Non-cash sales of investments	$271,864	$19,583

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of September 30, 2019

(in thousands, except share and per share amounts)

(Unaudited)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Investments at Fair Value – 208.83% #
Corporate Debt (1) – 194.25%
1st Lien/Senior Secured Debt – 151.38%
3SI Security Systems, Inc.(2)	Commercial Services & Supplies	7.90%	L + 5.75%; 1.00% Floor	06/16/2023	$14,811	$14,677	$14,663
A Place For Mom, Inc.	Diversified Consumer Services	5.79%	L + 3.75%; 1.00% Floor	08/10/2024	8,865	8,858	8,643
Accuity Delivery Systems, LLC^ (2) (3)	Health Care Providers & Services	9.13%	L + 7.00%; 1.00% Floor	06/13/2023	10,170	9,931	9,992
Animal Supply Holdings, LLC^^ (2) (4)	Distributors	12.26%	L + 10.00% (incl. 2.50% PIK); 1.50% Floor	02/22/2022	3,854	3,811	3,768
Ansira Partners, Inc.	Media	7.79%	L + 5.75%; 1.00% Floor	12/20/2022	4,590	4,562	4,567
Ansira Partners, Inc.(5)	Media	7.79%	L + 5.75%; 1.00% Floor	12/20/2022	282	185	185
Apptio, Inc.(2) (3)	IT Services	9.56%	L + 7.25%; 1.00% Floor	01/10/2025	32,702	32,103	32,048
Apptio, Inc.(2) (3) (5) (6)	IT Services		L + 7.25%; 1.00% Floor	01/10/2025	2,225	(39)	(44)
Artesyn Embedded Technologies, Inc.(7)	Electronic Equipment, Instruments & Components	9.75%		10/15/2020	20,000	20,000	20,000
Associations, Inc.(2) (3)	Real Estate Management & Development	9.32%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	13,443	13,303	13,308
Associations, Inc.(2) (3) (5)	Real Estate Management & Development	9.32%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	2,968	1,697	1,697
Associations, Inc.(2) (3) (5) (6)	Real Estate Management & Development		L + 4.00%; 1.00% Floor	07/30/2024	587	(6)	(6)
ATX Networks Corp.	Communications Equipment	9.10%	L + 7.00% (incl. 1.00% PIK); 1.00% Floor	06/11/2021	7,336	7,310	6,859
ATX Networks Corp.	Communications Equipment	9.10%	L + 7.00% (incl. 1.00% PIK); 1.00% Floor	06/11/2021	466	461	436
Badger Sportswear, Inc.	Textiles, Apparel & Luxury Goods	6.54%	L + 4.50%; 1.00% Floor	09/11/2023	7,150	7,106	6,793
Barbri, Inc.	Media	6.46%	L + 4.25%; 1.00% Floor	12/01/2023	6,243	6,220	6,150
BJH Holdings III Corp.(3)	Hotels, Restaurants & Leisure	7.79%	L + 5.75%	08/19/2025	6,224	6,163	6,162
Brillio, LLC(2) (3)	IT Services	6.79%	L + 4.75%; 1.00% Floor	02/06/2025	4,509	4,479	4,475
Brillio, LLC(2) (3) (5)	IT Services		L + 4.75%; 1.00% Floor	02/06/2025	1,510	—	(15)
Bullhorn, Inc.(3) (8)	Internet Software & Services		L + 5.50%; 1.00% Floor	10/01/2025	10,995	10,830	10,830
Bullhorn, Inc.(3) (5) (8)	Internet Software & Services		L + 5.50%; 1.00% Floor	10/01/2025	909	—	—
Bullhorn, Inc.(3) (5) (8)	Internet Software & Services		L + 5.50%; 1.00% Floor	10/01/2025	545	—	—
Businessolver.com, Inc.(2) (3)	Health Care Technology	9.66%	L + 7.50%; 1.00% Floor	05/15/2023	12,549	12,356	12,329
Businessolver.com, Inc.(2) (3) (5)	Health Care Technology	9.66%	L + 7.50%; 1.00% Floor	05/15/2023	1,882	1,323	1,316
Businessolver.com, Inc.(2) (3) (5)	Health Care Technology	9.55%	L + 7.50%; 1.00% Floor	05/15/2023	1,569	322	318

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of September 30, 2019 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
CFS Management, LLC(3)	Health Care Providers & Services	7.95%	L + 5.75%; 1.00% Floor	07/01/2024	$4,809	$4,762	$4,761
CFS Management, LLC(3) (5) (6)	Health Care Providers & Services		L + 5.75%; 1.00% Floor	07/01/2024	1,418	(14)	(14)
Clarkson Eyecare, LLC(3)	Health Care Providers & Services	8.37%	L + 6.25%; 1.00% Floor	04/02/2021	7,490	7,347	7,340
Clarkson Eyecare, LLC(3)	Health Care Providers & Services	8.39%	L + 6.25%; 1.00% Floor	04/02/2021	4,955	4,856	4,856
Collaborative Imaging, LLC^^^ (2) (3)	Health Care Providers & Services	8.76%	L + 6.50%; 1.00% Floor	03/28/2025	8,900	8,789	8,722
Continuum Managed Services LLC(2) (3)	IT Services	8.05%	L + 6.00%; 1.00% Floor	06/08/2023	21,173	20,778	21,173
Continuum Managed Services LLC(2) (3)	IT Services	8.05%	L + 6.00%; 1.00% Floor	06/08/2023	6,094	5,991	6,094
Continuum Managed Services LLC(2) (3)	IT Services	8.05%	L + 6.00%; 1.00% Floor	06/08/2023	1,786	1,755	1,786
Continuum Managed Services LLC(2) (3) (5) (6)	IT Services		L + 6.00%; 1.00% Floor	06/08/2022	2,220	(33)	—
Convene 237 Park Avenue, LLC(3)	Real Estate Management & Development	9.54%	L + 7.50%; 1.50% Floor	08/30/2024	21,200	20,782	20,776
Convene 237 Park Avenue, LLC(3) (5) (6)	Real Estate Management & Development		L + 7.50%; 1.50% Floor	08/30/2024	6,220	(61)	(62)
CorePower Yoga LLC(3)	Diversified Consumer Services	6.61%	L + 4.50%	05/14/2025	8,336	8,217	8,211
CorePower Yoga LLC(3) (5) (6)	Diversified Consumer Services		L + 4.75%	05/14/2025	678	(10)	(10)
CorePower Yoga LLC(3) (5) (6)	Diversified Consumer Services		L + 4.50%	05/14/2025	1,807	(26)	(27)
CST Buyer Company(2)	Diversified Consumer Services	7.04%	L + 5.00%; 1.00% Floor	03/01/2023	9,188	9,030	9,142
CST Buyer Company(2) (5) (6)	Diversified Consumer Services		L + 5.00%; 1.00% Floor	03/01/2023	900	(14)	(4)
DDS USA Holding, Inc.(2) (3)	Health Care Equipment & Supplies	7.35%	L + 5.25%; 1.00% Floor	06/30/2022	3,815	3,800	3,795
DDS USA Holding, Inc.(2) (3)	Health Care Equipment & Supplies	7.35%	L + 5.25%; 1.00% Floor	06/30/2022	3,608	3,594	3,590
DDS USA Holding, Inc.(2) (3) (5) (6)	Health Care Equipment & Supplies		L + 5.25%; 1.00% Floor	06/30/2022	1,079	(4)	(5)
Diligent Corporation(2) (3)	Professional Services	7.75%	L + 5.50%; 1.00% Floor	04/14/2022	€16,057	18,407	17,326
Diligent Corporation(2) (3) (5)	Professional Services	7.73%	L + 5.50%; 1.00% Floor	04/14/2022	8,104	2,032	2,029
Diligent Corporation(2) (3)	Professional Services	7.81%	L + 5.50%; 1.00% Floor	04/14/2022	1,479	1,464	1,464
Diligent Corporation(2) (3) (5)	Professional Services	7.64%	L + 5.50%; 1.00% Floor	04/14/2022	1,300	1,121	1,131
Diligent Corporation(2) (3)	Professional Services	7.56%	L + 5.50%; 1.00% Floor	04/14/2022	508	502	503
Diligent Corporation(2) (3)	Professional Services	7.81%	L + 5.50%; 1.00% Floor	04/14/2022	246	243	243
DiscoverOrg, LLC(3)	Software	6.54%	L + 4.50%	02/02/2026	16,119	15,969	16,043
DocuTAP, Inc.(2) (3)	Health Care Technology	7.79%	L + 5.75%; 1.00% Floor	05/12/2025	24,154	23,581	23,912

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of September 30, 2019 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
E2open, LLC(3)	Software	7.87%	L + 5.75%; 1.00% Floor	11/26/2024	$16,300	$16,143	$16,137
Elemica Parent, Inc.(3)	Chemicals	7.65%	L + 5.50%	09/18/2025	2,913	2,840	2,840
Elemica Parent, Inc.(3) (5)	Chemicals	7.63%	L + 5.50%	09/18/2025	380	105	105
Elemica Parent, Inc.(3) (5) (6)	Chemicals		L + 5.50%	09/18/2025	560	(7)	(7)
Empirix, Inc.(2) (3)	Diversified Telecommunication Services	8.36%	L + 6.25%; 1.00% Floor	09/25/2024	22,138	21,803	21,087
Empirix, Inc.(2) (3) (5) (6)	Diversified Telecommunication Services		L + 6.25%; 1.00% Floor	09/25/2023	1,300	(18)	(62)
Fenergo Finance 3 Limited(2) (3) (9)	Diversified Financial Services	8.31%	L + 6.25%; 1.00% Floor	09/05/2024	€17,800	20,379	19,207
Fenergo Finance 3 Limited(2) (3) (5) (6) (9)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	1,182	(17)	(12)
Fenergo Finance 3 Limited(2) (3) (5) (6) (9)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€1,500	(25)	(125)
FWR Holding Corporation(2)	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	4,460	4,382	4,416
FWR Holding Corporation(2)	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	891	876	882
FWR Holding Corporation(2)	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	563	554	558
FWR Holding Corporation(2) (5)	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	587	137	141
Gastro Health Holdco, LLC(2) (3)	Health Care Providers & Services	8.11%	L + 6.00%; 1.00% Floor	09/04/2024	12,661	12,444	12,440
Gastro Health Holdco, LLC(2) (3)	Health Care Providers & Services	8.12%	L + 6.00%; 1.00% Floor	09/04/2024	5,092	5,003	5,003
Gastro Health Holdco, LLC(2) (3) (5) (6)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2023	2,000	(32)	(35)
Gastro Health Holdco, LLC(2) (3) (5) (6)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2024	4,876	(36)	(85)
Gastro Health Holdco, LLC(2) (3) (5) (6)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2024	5,100	(44)	(89)
GH Holding Company(2)	Real Estate Management & Development	6.54%	L + 4.50%	02/28/2023	7,388	7,361	7,351
GI Revelation Acquisition LLC	Internet Software & Services	7.04%	L + 5.00%	04/16/2025	4,694	4,674	4,486
GK Holdings, Inc.	IT Services	8.10%	L + 6.00%; 1.00% Floor	01/20/2021	8,572	8,557	7,012
GlobalTranz Enterprises, Inc.(3)	Road & Rail	7.06%	L + 5.00%	05/15/2026	7,701	7,552	7,367
Granicus, Inc.(3)	Software	6.85%	L + 4.75%; 1.00% Floor	09/07/2022	8,336	8,265	8,252
Halo Branded Solutions, Inc.	Commercial Services & Supplies	6.54%	L + 4.50%; 1.00% Floor	06/30/2025	8,512	8,438	8,384
HS4 AcquisitionCo, Inc.(3)	Hotels, Restaurants & Leisure	8.85%	L + 6.75%; 1.00% Floor	07/09/2025	23,157	22,708	22,694

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of September 30, 2019 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
HS4 AcquisitionCo, Inc.(3) (5) (6)	Hotels, Restaurants & Leisure		L + 6.75%; 1.00% Floor	07/09/2025	$1,883	$(36)	$(38)
Hygiena Borrower LLC	Life Sciences Tools & Services	6.10%	L + 4.00%; 1.00% Floor	08/26/2022	12,553	12,457	12,302
Hygiena Borrower LLC(5) (6)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	715	(4)	(14)
Hygiena Borrower LLC(5) (6)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	1,313	(12)	(26)
iCIMS, Inc.(2) (3)	Software	8.56%	L + 6.50%; 1.00% Floor	09/12/2024	29,895	29,382	29,372
iCIMS, Inc.(2) (3)	Software	8.56%	L + 6.50%; 1.00% Floor	09/12/2024	5,506	5,400	5,409
iCIMS, Inc.(2) (3) (5) (6)	Software		L + 6.50%; 1.00% Floor	09/12/2024	1,868	(31)	(33)
Infinity Sales Group(2) (4)	Media	12.61%	L + 10.50%; 1.00% Floor	11/23/2020	27,491	30,941	29,965
Integral Ad Science, Inc.(2) (3)	Media	9.37%	L + 7.25% (incl. 1.25% PIK); 1.00% Floor	07/19/2024	23,959	23,564	23,539
Integral Ad Science, Inc.(2) (3) (5) (6)	Media		L + 6.00%; 1.00% Floor	07/19/2023	1,815	(28)	(32)
Internet Truckstop Group, LLC(2) (3)	Transportation Infrastructure	7.61%	L + 5.50%; 1.00% Floor	04/02/2025	22,264	21,746	21,708
Internet Truckstop Group, LLC(2) (3) (5) (6)	Transportation Infrastructure		L + 5.50%; 1.00% Floor	04/02/2025	1,800	(41)	(45)
Iracore International Holdings, Inc.^ (2)	Energy Equipment & Services	11.13%	L + 9.00%; 1.00% Floor	04/12/2021	3,389	3,389	3,389
Jill Acquisition LLC	Textiles, Apparel & Luxury Goods	7.26%	L + 5.00%; 1.00% Floor	05/08/2022	6,861	6,835	6,305
Kawa Solar Holdings Limited^ (2) (9) (10)	Construction & Engineering			05/26/2020	3,917	3,603	3,855
Kawa Solar Holdings Limited^ (2) (9) (10)	Construction & Engineering			05/26/2020	5,201	2,683	—
Legacy Buyer Corp.(2)	Health Care Providers & Services	10.11%	L + 8.00%; 1.00% Floor	10/24/2019	20,783	20,777	20,783
Legacy Buyer Corp.(2) (5) (6)	Health Care Providers & Services		L + 8.00%; 1.00% Floor	10/24/2019	2,500	(1)	—
Lithium Technologies, Inc.(2) (3)	Internet Software & Services	10.04%	L + 8.00%; 1.00% Floor	10/03/2022	38,966	38,326	38,284
Lithium Technologies, Inc.(2) (3) (5)	Internet Software & Services	10.04%	L + 8.00%; 1.00% Floor	10/03/2022	2,684	496	490
Mailgun Technologies, Inc.(2) (3) (5)	Internet Software & Services	7.61%	L + 5.50%; 1.00% Floor	03/26/2025	13,124	12,879	12,862
Mailgun Technologies, Inc.(2) (3) (5)	Internet Software & Services		L + 5.50%; 1.00% Floor	03/26/2025	2,812	—	—
Mailgun Technologies, Inc.(2) (3) (5) (6)	Internet Software & Services		L + 5.50%; 1.00% Floor	03/26/2025	1,530	(28)	(31)
Mervin Manufacturing, Inc.(2)	Leisure Equipment & Products	9.54%	L + 7.50%; 1.00% Floor	09/30/2022	10,913	10,912	10,804
Midwest Transport, Inc.(2) (3)	Road & Rail	9.06%	L + 7.00%; 1.00% Floor	10/02/2023	12,065	11,964	11,944
MMIT Holdings, LLC(2) (3)	Health Care Technology	7.60%	L + 5.50%; 1.00% Floor	11/15/2024	20,765	20,386	20,402
MMIT Holdings, LLC(2) (3) (5) (6)	Health Care Technology		L + 5.50%; 1.00% Floor	11/15/2024	3,188	(55)	(56)

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of September 30, 2019 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Netvoyage Corporation(2) (3)	Software	10.30%	L + 8.25%; 1.00% Floor	03/22/2024	$8,536	$8,416	$8,429
Netvoyage Corporation(2) (3) (5) (6)	Software		L + 8.25%; 1.00% Floor	03/24/2022	654	(7)	(8)
Output Services Group, Inc.	Diversified Consumer Services	6.54%	L + 4.50%; 1.00% Floor	03/27/2024	3,463	3,451	2,978
Output Services Group, Inc.(5)	Diversified Consumer Services		L + 4.50%; 1.00% Floor	03/27/2024	513	—	(72)
Pathway Vet Alliance LLC(2) (3)	Health Care Providers & Services	6.55%	L + 4.50%	12/20/2024	4,783	4,740	4,735
Pathway Vet Alliance LLC(2) (3) (5)	Health Care Providers & Services	6.55%	L + 4.50%	12/20/2024	1,690	1,295	1,292
Pharmalogic Holdings Corp.(2)	Health Care Equipment & Supplies	6.04%	L + 4.00%	06/11/2023	3,247	3,240	3,230
Pharmalogic Holdings Corp.(2)	Health Care Equipment & Supplies	6.04%	L + 4.00%	06/11/2023	1,764	1,761	1,755
Pharmalogic Holdings Corp.(2)	Health Care Equipment & Supplies	6.04%	L + 4.00%	06/11/2023	1,733	1,725	1,725
Pharmalogic Holdings Corp.(2)	Health Care Equipment & Supplies	6.04%	L + 4.00%	06/11/2023	932	930	928
Picture Head Midco LLC(2) (3)	Media	8.79%	L + 6.75%; 1.00% Floor	08/31/2023	18,437	18,123	18,160
Picture Head Midco LLC(2) (3)	Media	8.81%	L + 6.75%; 1.00% Floor	08/31/2023	1,840	1,840	1,812
PlanSource Holdings, Inc.(2) (3)	Health Care Technology	8.81%	L + 6.25%; 1.00% Floor	04/22/2025	22,780	22,351	22,324
PlanSource Holdings, Inc.(2) (3) (5) (6)	Health Care Technology		L + 6.25%; 1.00% Floor	04/22/2025	3,142	(58)	(63)
Power Stop, LLC(3)	Auto Components	6.85%	L + 4.75%	10/19/2025	7,543	7,526	7,468
Professional Physical Therapy(2)	Health Care Providers & Services	8.85%	L + 6.75% (incl. 0.75% PIK); 1.00% Floor	12/16/2022	5,828	5,065	4,954
Regulatory DataCorp, Inc.	Diversified Financial Services	6.60%	L + 4.50%; 1.00% Floor	09/21/2022	2,462	2,462	2,413
Riverpoint Medical, LLC(2) (3)	Health Care Equipment & Supplies	7.10%	L + 5.00%; 1.00% Floor	06/21/2025	9,020	8,977	8,930
Riverpoint Medical, LLC(2) (3) (5) (6)	Health Care Equipment & Supplies		L + 5.00%; 1.00% Floor	06/21/2025	1,644	(8)	(16)
SF Home Décor, LLC(2) (3)	Household Products	11.86%	L + 9.75%; 1.00% Floor	07/13/2022	19,260	18,801	18,634
Shopatron, LLC(2) (3)	Internet & Catalog Retail	11.83%	L + 8.00%; 1.00% Floor	12/18/2020	4,268	4,209	4,204
SMS Systems Maintenance Services, Inc.	IT Services	7.04%	L + 5.00%; 1.00% Floor	10/30/2023	7,294	7,270	5,677
SPay, Inc.(2) (3)	Internet Software & Services	7.80%	L + 5.75%; 1.00% Floor	06/17/2024	10,332	10,162	9,996
SPay, Inc.(2) (3) (5)	Internet Software & Services	7.90%	L + 5.75%; 1.00% Floor	06/17/2024	1,140	742	723

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of September 30, 2019 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
SPay, Inc.(2) (3)	Internet Software & Services	8.06%	L + 5.75%; 1.00% Floor	06/17/2024	$381	$378	$369
The Center for Orthopedic and Research Excellence, Inc.(3)	Health Care Providers & Services	7.56%	L + 5.50%; 1.00% Floor	08/15/2025	13,466	13,267	13,230
The Center for Orthopedic and Research Excellence, Inc.(3) (5)	Health Care Providers & Services	7.56%	L + 5.50%; 1.00% Floor	08/15/2025	1,857	251	246
The Center for Orthopedic and Research Excellence, Inc.(3) (5) (6)	Health Care Providers & Services		L + 5.50%; 1.00% Floor	08/15/2025	4,643	(38)	(41)
Tronair Parent Inc.	Air Freight & Logistics	6.93%	L + 4.75%; 1.00% Floor	09/08/2023	6,790	6,749	6,111
U.S. Acute Care Solutions, LLC(2)	Health Care Providers & Services	8.20%	L + 6.00% (incl. 1.00% PIK); 1.00% Floor	05/17/2021	6,321	6,295	6,068
US Med Acquisition, Inc.(2)	Health Care Equipment & Supplies	11.10%	L + 9.00%; 1.00% Floor	08/13/2021	29,721	29,494	28,830
VRC Companies, LLC(2)	Commercial Services & Supplies	8.54%	L + 6.50%; 1.00% Floor	03/31/2023	18,737	18,527	18,597
VRC Companies, LLC(2) (5)	Commercial Services & Supplies	9.33%	L + 6.50%; 1.00% Floor	03/31/2022	882	578	581
WebPT, Inc.(3)	Health Care Technology	8.89%	L + 6.75%; 1.00% Floor	08/28/2024	10,192	9,991	9,988
WebPT, Inc.(3) (5) (6)	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,274	(13)	(13)
WebPT, Inc.(3) (5) (6)	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,062	(21)	(21)
Wine.com, LLC(2) (3)	Beverages	9.59%	L + 7.00%; 1.00% Floor	11/14/2024	6,400	6,287	6,272
Wolfpack IP Co.(2) (3) (9)	Real Estate Management & Development	8.56%	L + 6.50%; 1.00% Floor	06/13/2025	31,694	31,085	31,060
Wolfpack IP Co.(2) (3) (5) (6) (9)	Real Estate Management & Development		L + 6.50%; 1.00% Floor	06/13/2025	3,169	(60)	(63)
WorkForce Software, LLC(3)	Software	8.76%	L + 6.50%; 1.00% Floor	07/31/2025	8,735	8,564	8,560
WorkForce Software, LLC(3) (5) (6)	Software		L + 6.50%; 1.00% Floor	07/31/2025	771	(15)	(15)
Wrike, Inc.(2) (3)	Professional Services	8.80%	L + 6.75%; 1.00% Floor	12/31/2024	16,223	15,930	15,899
Wrike, Inc.(2) (3) (5) (6)	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	1,600	(28)	(32)
Xactly Corporation(2) (3)	Internet Software & Services	9.30%	L + 7.25%; 1.00% Floor	07/29/2022	27,173	26,803	26,834
Xactly Corporation(2) (3) (5) (6)	Internet Software & Services		L + 7.25%; 1.00% Floor	07/29/2022	1,697	(19)	(21)
Yasso, Inc.(2) (3)	Food Products	9.79%	L + 7.75%; 1.00% Floor	03/23/2022	8,051	7,962	7,769

Total 1st Lien/Senior Secured Debt						1,051,036	1,036,750
1st Lien/Last-Out Unitranche (11) – 5.15%
Doxim, Inc.(2) (3)	Diversified Financial Services	8.10%	L + 6.00%; 1.00% Floor	02/28/2024	11,900	11,596	11,573
Doxim, Inc.(2) (3)	Diversified Financial Services	8.15%	L + 6.00%; 1.00% Floor	02/28/2024	624	609	607

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of September 30, 2019 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
RugsUSA, LLC(2) (3)	Household Products	8.55%	L + 6.50%; 1.00% Floor	04/30/2023	$5,840	$5,796	$5,796
Smarsh, Inc.(2) (3)	Software	9.93%	L + 7.88%; 1.00% Floor	03/31/2021	17,445	17,311	17,314

Total 1st Lien/Last-Out Unitranche						35,312	35,290
2nd Lien/Senior Secured Debt – 36.69%
American Dental Partners, Inc.(2) (3)	Health Care Providers & Services	10.60%	L + 8.50%; 1.00% Floor	09/25/2023	5,738	5,638	5,637
Bolttech Mannings, Inc.^^ (2)	Commercial Services & Supplies	10.13%	L + 8.00% PIK	11/19/2021	22,867	22,868	22,639
DiscoverOrg, LLC(3)	Software	10.60%	L + 8.50%	02/01/2027	10,000	9,858	9,917
ERC Finance, LLC(2) (3)	Health Care Providers & Services	10.26%	L + 8.22%; 1.00% Floor	09/22/2025	19,800	19,436	19,454
Genesis Acquisition Co.(2) (3)	Diversified Financial Services	9.82%	L + 7.50%	07/31/2025	7,000	6,846	6,825
Genesis Acquisition Co.(2) (3) (5) (6)	Diversified Financial Services		L + 7.50%	07/31/2025	1,800	(19)	(45)
GK Holdings, Inc.	IT Services	12.35%	L + 10.25%; 1.00% Floor	01/20/2022	3,000	2,975	2,250
Hygiena Borrower LLC(2)	Life Sciences Tools & Services	9.85%	L + 7.75%; 1.00% Floor	08/26/2023	1,860	1,830	1,827
Hygiena Borrower LLC(2) (5)	Life Sciences Tools & Services	10.08%	L + 7.75%; 1.00% Floor	08/26/2023	680	91	85
ICP Industrial, Inc.(2) (3)	Chemicals	10.31%	L + 8.25%; 1.00% Floor	05/03/2024	20,400	20,008	19,992
IHS Intermediate Inc.(2)	Health Care Providers & Services	10.53%	L + 8.25%; 1.00% Floor	07/20/2022	10,000	9,902	7,675
Market Track, LLC(2) (3)	Internet & Catalog Retail	9.79%	L + 7.75%; 1.00% Floor	06/05/2025	22,200	21,677	21,312
MPI Products LLC(2) (4) (12)	Auto Components		L + 9.00%; 1.00% Floor	01/30/2020	20,000	19,653	14,100
National Spine and Pain Centers, LLC(2) (3)	Health Care Providers & Services	10.29%	L + 8.25%; 1.00% Floor	12/02/2024	19,100	18,661	18,527
Odyssey Logistics & Technology Corporation(3)	Road & Rail	10.04%	L + 8.00%; 1.00% Floor	10/12/2025	18,722	18,370	18,348
SMB Shipping Logistics, LLC(2) (3)	Air Freight & Logistics	10.17%	L + 8.00%; 1.00% Floor	02/03/2025	41,667	41,086	40,937
Spectrum Plastics Group, Inc.(3)	Containers & Packaging	9.04%	L + 7.00%; 1.00% Floor	01/31/2026	6,248	6,221	5,623
Viant Medical Holdings, Inc.(3)	Health Care Equipment & Supplies	9.85%	L + 7.75%	07/02/2026	8,260	8,186	7,641
YI, LLC(2) (3)	Health Care Equipment & Supplies	9.85%	L + 7.75%; 1.00% Floor	11/07/2025	15,235	14,857	14,816
Zep Inc.(3)	Chemicals	10.35%	L + 8.25%; 1.00% Floor	08/11/2025	23,800	23,317	13,685

Total 2nd Lien/Senior Secured Debt						271,461	251,245
Unsecured Debt – 1.03%
CB-HDT Holdings, Inc.^ (2)	Aerospace & Defense	12.00% PIK		03/06/2021	4,165	4,165	4,165
CB-HDT Holdings, Inc.^ (2)	Aerospace & Defense	12.00% PIK		03/06/2021	1,818	1,818	1,818
Conergy Asia & ME Pte. LTD.^ (2) (9)	Construction & Engineering	10.00%		05/26/2020	1,064	1,064	1,064

Total Unsecured Debt						7,047	7,047

Total Corporate Debt						1,364,856	1,330,332

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of September 30, 2019 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Portfolio Company	Industry	Coupon	Shares	Cost	Fair Value
Preferred Stock (1) – 7.26%
Accuity Delivery Systems, LLC^ (2) (3) (7) (10)	Health Care Providers & Services		97,130	$3,200	$4,800
Animal Supply Holdings, LLC^^ (2) (7) (10)	Distributors		250,000	25,000	26,598
CB-HDT Holdings, Inc.^ (2) (7) (10)	Aerospace & Defense		1,108,333	10,186	16,381
Conergy Asia Holdings, Ltd.^ (2) (7) (9) (10)	Construction & Engineering		600,000	600	—
Kawa Solar Holdings Limited^ (2) (7) (9) (12)	Construction & Engineering	8.00% PIK	62,006	778	—
Wine.com, LLC(2) (3) (7) (10)	Beverages		221,072	1,900	1,930

Total Preferred Stock				41,664	49,709
Common Stock (1) – 7.32%
Animal Supply Holdings, LLC^^ (2) (7) (10)	Distributors		406,226	29,230	24,942
Bolttech Mannings, Inc.^^ (2) (7) (10)	Commercial Services & Supplies		8,000	6,591	1,388
CB-HDT Holdings, Inc.^ (2) (7) (10)	Aerospace & Defense		453,383	2,393	6,474
Collaborative Imaging Holdco, LLC – Class B^^^ (2) (3) (7)	Health Care Providers & Services		8,464	1,141	1,574
Collaborative Imaging Holdco, LLC – Performance Units^^^ (2) (3) (7) (9) (10)	Health Care Providers & Services		7,988	159	405
Conergy Asia Holdings, Ltd.^ (2) (7) (9) (10)	Construction & Engineering		2,000	4,700	—
Continuum Managed Services LLC – Class A(2) (3) (7) (10)	IT Services		733	733	900
Continuum Managed Services LLC – Class B(2) (3) (7) (10)	IT Services		496,698	7	1,480
Country Fresh Holding Company Inc.(2) (3) (7) (10)	Food Products		671	839	780
Elah Holdings, Inc.^ (2) (3) (7) (10)	Capital Markets		46,214	2,234	2,234
Iracore International Holdings, Inc.^ (2) (7) (10)	Energy Equipment & Services		28,898	7,003	6,357
Kawa Solar Holdings Limited^ (2) (7) (9) (10)	Construction & Engineering		1,399,556	—	—
National Spine and Pain Centers, LLC(2) (3) (7) (10)	Health Care Providers & Services		600	600	173
Prairie Provident Resources, Inc.^^^ (9) (10)	Oil, Gas & Consumable Fuels		3,579,988	9,237	149
Wrike, Inc.(2) (3) (7) (10)	Professional Services		348,478	2,165	2,903
Yasso, Inc.(2) (3) (7) (10)	Food Products		850	850	355

Total Common Stock				67,882	50,114

TOTAL INVESTMENTS – 208.83%				$1,474,402	$1,430,155

LIABILITIES IN EXCESS OF OTHER ASSETS – (108.83%)					$(745,316)

NET ASSETS – 100.00%					$684,839

(+)

The Consolidated Schedule of Investments discloses the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of September 30, 2019 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of September 30, 2019, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 2.03%, 2.06%, 2.09%, 2.07%, 2.02% and 1.91%, respectively. As of September 30, 2019, P was 5.00%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at September 30, 2019.
(++)	Par amount is denominated in U.S. Dollars (“$”) unless otherwise noted, Euro (“€”).
#	Percentages are based on net assets.
^

As defined in the Investment Company Act of 1940, the investment is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions”.

^^

As defined in the Investment Company Act of 1940, the investment is deemed to be a “controlled affiliated person” of the Company because the Company owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company. See Note 3 “Significant Agreements and Related Party Transactions”.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940. See Note 3 “Significant Agreements and Related Party Transactions”.
(1)	Assets are pledged as collateral for the Revolving Credit Facility. See Note 6 “Debt”.
(2)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(3)

Represent co-investments made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions”.

(4)	The investment includes an exit fee that is receivable upon repayment of the loan. See Note 2 “Significant Accounting Policies”.
(5)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See Note 8 “Commitments and Contingencies”.

(6)

The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(7)

Securities exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of September 30, 2019, the aggregate fair value of these securities is $119,674 or 17.48% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	06/13/2018
Animal Supply Holdings, LLC – Common Stock	02/22/2019
Animal Supply Holdings, LLC – Preferred Stock	02/22/2019
Artesyn Embedded Technologies, Inc. – 1st Lien/Senior Secured Debt	09/26/2013
Bolttech Mannings, Inc. – Common Stock	12/22/2017
CB-HDT Holdings, Inc. – Preferred Stock	07/01/2016
CB-HDT Holdings, Inc. – Common Stock	07/01/2016
Collaborative Imaging Holdco, LLC – Class B – Common Stock	03/30/2018
Collaborative Imaging Holdco, LLC – Performance Units – Common Stock	03/30/2018
Conergy Asia Holdings, Ltd. – Common Stock	07/31/2017
Conergy Asia Holdings, Ltd. – Preferred Stock	08/23/2017
Continuum Managed Services LLC – Class A – Common Stock	06/08/2017
Continuum Managed Services LLC – Class B – Common Stock	06/08/2017
Country Fresh Holding Company Inc. – Common Stock	04/29/2019
Elah Holdings, Inc. – Common Stock	05/09/2018
Iracore International Holdings, Inc. – Common Stock	04/13/2017
Kawa Solar Holdings Limited – Common Stock	08/17/2016
Kawa Solar Holdings Limited – Preferred Stock	10/25/2016
National Spine and Pain Centers, LLC – Common Stock	06/02/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	03/23/2017

(8)	Position or portion thereof unsettled as of September 30, 2019.

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of September 30, 2019 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

(9)

The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2019 the aggregate fair value of these securities is $55,540 or 3.82% of the Company’s total assets.

(10)	Non-income producing security.
(11)

In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.

(12)	The investment is on non-accrual status as of September 30, 2019.

 PIK – Payment-In-Kind

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	USD 394	EUR 329	10/04/2019	$36
Bank of America, N.A.	USD 324	EUR 269	11/05/2019	30
Bank of America, N.A.	USD 393	EUR 325	01/06/2020	36
Bank of America, N.A.	USD 399	EUR 327	04/06/2020	38
Bank of America, N.A.	USD 400	EUR 325	07/06/2020	39

				$179

Currency Abbreviations:

EUR – Euro

USD – U.S. Dollar

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Investments at Fair Value – 193.75% #
Corporate Debt (1) – 173.98%
1st Lien/Senior Secured Debt – 102.78%
Accuity Delivery Systems, LLC^ (2) (3)	Health Care Providers & Services	9.78%	L + 7.00%; 1.00% Floor	06/13/2023	$10,170	$9,892	$9,890
Apptio, Inc.(2) (4)	IT Services		L + 7.25%; 1.00% Floor	1/10/2025	26,696	—	—
Apptio, Inc.(2) (4)	IT Services		L + 7.25%; 1.00% Floor	1/10/2025	2,225	—	—
Artesyn Embedded Technologies, Inc.(5)	Electronic Equipment, Instruments & Components	9.75%		10/15/2020	20,000	20,000	18,400
Associations, Inc.(2) (3)	Real Estate Management & Development	9.40%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	11,788	11,650	11,671
Associations, Inc.(2) (3) (4)	Real Estate Management & Development	9.40%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	2,938	1,012	1,017
Associations, Inc.(2) (3) (4) (6)	Real Estate Management & Development		L + 4.00%; 1.00% Floor	07/30/2024	587	(7)	(6)
Avenue Stores, LLC(3)	Specialty Retail	10.62%	L + 8.00%; 1.00% Floor	09/18/2020	30,300	29,874	29,467
Businessolver.com, Inc.(2) (3)	Health Care Technology	10.12%	L + 7.50%; 1.00% Floor	05/15/2023	12,549	12,323	12,298
Businessolver.com, Inc.(2) (3) (4)	Health Care Technology	12.00%	P + 6.50%; 2.00% Floor	05/15/2023	1,569	600	596
Businessolver.com, Inc.(2) (3) (4)	Health Care Technology	10.12%	L + 7.50%; 1.00% Floor	05/15/2023	1,882	450	433
Collaborative Imaging, LLC^^^ (2) (3)	Health Care Providers & Services	9.03%	L + 6.50%; 1.00% Floor	03/28/2025	8,900	8,777	8,722
Continuum Managed Services LLC(2) (3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	21,335	20,870	20,908
Continuum Managed Services LLC(2) (3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	6,140	6,017	6,017
Continuum Managed Services LLC(2) (3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	1,800	1,763	1,764
Continuum Managed Services LLC(2) (3) (4) (6)	IT Services		L + 6.00%; 1.00% Floor	06/08/2022	2,220	(42)	(44)
Dade Paper & Bag, LLC(2) (3)	Distributors	10.02%	L + 7.50%; 1.00% Floor	06/10/2024	10,934	10,752	10,769
Dade Paper & Bag, LLC(2) (3)	Distributors	9.52%	L + 7.00%; 1.00% Floor	06/10/2024	1,395	1,382	1,342
Datto, Inc.(2)	IT Services	10.46%	L + 8.00%; 1.00% Floor	12/07/2022	37,027	36,429	36,749
Datto, Inc.(2) (4) (6)	IT Services		L + 8.00%; 1.00% Floor	12/07/2022	2,492	(39)	(19)
DDS USA Holding, Inc.(2)	Health Care Equipment & Supplies	8.57%	L + 5.75%; 1.00% Floor	06/30/2022	3,972	3,953	3,942
DDS USA Holding, Inc.(2)	Health Care Equipment & Supplies	8.57%	L + 5.75%; 1.00% Floor	06/30/2022	3,843	3,825	3,815
DDS USA Holding, Inc.(2) (4) (6)	Health Care Equipment & Supplies		L + 5.75%; 1.00% Floor	06/30/2022	1,079	(5)	(8)

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Diligent Corporation(2) (3)	Professional Services	8.03%	L + 5.50%; 1.00% Floor	04/14/2022	€16,179	$18,496	$18,305
Diligent Corporation(2) (3)	Professional Services	8.03%	L + 5.50%; 1.00% Floor	04/14/2022	512	505	505
Diligent Corporation(2) (3) (4)	Professional Services	8.28%	L + 5.50%; 1.00% Floor	04/14/2022	1,300	491	504
Diligent Corporation(2) (3) (4) (6)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	247	(3)	(3)
Diligent Corporation(2) (3) (4) (6)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	9,590	(120)	(120)
Elemica, Inc.(3)	Software	9.52%	L + 7.00%; 1.00% Floor	07/07/2021	41,438	40,844	40,920
Elemica, Inc.(3) (4) (6)	Software		L + 7.00%; 1.00% Floor	07/07/2021	6,000	(80)	(75)
Empirix, Inc.(2) (3)	Diversified Telecommunication Services	8.93%	L + 6.25%; 1.00% Floor	09/25/2024	22,300	21,924	21,910
Empirix, Inc.(2) (3) (4) (6)	Diversified Telecommunication Services		L + 6.25%; 1.00% Floor	09/25/2023	1,300	(22)	(23)
Fenergo Finance 3 Limited(2) (3) (7)	Diversified Financial Services	9.13%	L + 6.25%; 1.00% Floor	09/05/2024	€17,800	20,344	19,986
Fenergo Finance 3 Limited(2) (3) (4) (6) (7)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	1,182	(20)	(24)
Fenergo Finance 3 Limited(2) (3) (4) (6) (7)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€1,500	(29)	(59)
Gastro Health Holdco, LLC(2) (3)	Health Care Providers & Services	8.74%	L + 6.00%; 1.00% Floor	09/04/2024	10,200	10,005	9,996
Gastro Health Holdco, LLC(2) (3) (4) (6)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2023	2,000	(37)	(40)
Gastro Health Holdco, LLC(2) (3) (4) (6)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2024	5,100	(60)	(102)
Heligear Acquisition Co.(3) (5)	Aerospace & Defense	10.25%		10/15/2019	17,500	17,438	17,106
Hygiena Borrower LLC	Life Sciences Tools & Services	6.80%	L + 4.00%; 1.00% Floor	08/26/2022	3,769	3,719	3,694
Hygiena Borrower LLC(4) (6)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	380	(5)	(8)
Hygiena Borrower LLC(4) (6)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	571	(4)	(11)
iCIMS, Inc.(2) (3)	Software	8.94%	L + 6.50%; 1.00% Floor	09/12/2024	29,895	29,321	29,297
iCIMS, Inc.(2) (3) (4) (6)	Software		L + 6.50%; 1.00% Floor	09/12/2024	1,868	(35)	(37)
Infinity Sales Group(3) (8)	Media	13.31%	L + 10.50%; 1.00% Floor	11/23/2020	29,529	30,739	29,529
Integral Ad Science, Inc.(2) (3)	Media	9.78%	L + 7.25% (incl. 1. 25% PIK); 1.00% Floor	07/19/2024	23,733	23,289	23,258
Integral Ad Science, Inc.(2) (3) (4) (6)	Media		L + 6.00%; 1.00% Floor	07/19/2023	1,815	(33)	(36)
Iracore International Holdings, Inc.^ (3)	Energy Equipment & Services	11.63%	L + 9.00%; 1.00% Floor	04/12/2021	3,389	3,389	3,389
Kawa Solar Holdings Limited^ (3) (7) (9)	Construction & Engineering		L + 8.00% PIK	05/26/2020	8,460	8,150	8,066
Kawa Solar Holdings Limited^ (3) (7) (10)	Construction & Engineering			05/26/2020	5,201	2,683	—
Legacy Buyer Corp.(3)	Health Care Providers & Services	10.81%	L + 8.00%; 1.00% Floor	10/24/2019	22,841	22,746	22,841

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Legacy Buyer Corp.(3) (4) (6)	Health Care Providers & Services		L + 8.00%; 1.00% Floor	10/24/2019	$2,500	$(10)	$—
Lithium Technologies, Inc.(2) (3)	Internet Software & Services	10.39%	L + 8.00%; 1.00% Floor	10/03/2022	38,966	38,194	38,187
Lithium Technologies, Inc.(2) (3) (4) (6)	Internet Software & Services		L + 8.00%; 1.00% Floor	10/03/2022	2,684	(50)	(54)
Madison-Kipp Corporation(3)	Machinery	11.53%	L + 9.00%; 1.00% Floor	05/26/2020	29,879	29,677	29,805
Midwest Transport, Inc.(2)	Road & Rail	9.80%	L + 7.00%; 1.00% Floor	10/02/2023	12,541	12,421	12,416
MMIT Holdings, LLC(2)	Health Care Technology	8.02%	L + 5.50%; 1.00% Floor	11/15/2024	8,900	8,725	8,722
MMIT Holdings, LLC(2) (4) (6)	Health Care Technology		L + 5.50%; 1.00% Floor	11/15/2024	2,550	(50)	(51)
Netvoyage Corporation(2) (3)	Software	11.53%	L + 9.00%; 1.00% Floor	03/24/2022	8,601	8,477	8,494
Netvoyage Corporation(2) (3) (4) (6)	Software		L + 9.00%; 1.00% Floor	03/24/2022	654	(8)	(8)
Picture Head Midco LLC(2) (3)	Media	9.27%	L + 6.75%; 1.00% Floor	08/31/2023	23,120	22,683	22,658
Picture Head Midco LLC(2) (3) (4)	Media	9.27%	L + 6.75%; 1.00% Floor	08/31/2023	2,540	738	711
Picture Head Midco LLC(2) (3) (4) (6)	Media		L + 6.75%; 1.00% Floor	08/31/2023	2,540	(47)	(51)
Power Stop, LLC(2)	Auto Components	7.55%	L + 4.75%	10/19/2025	7,600	7,581	7,562
SF Home Décor, LLC(2) (3)	Household Products	12.31%	L + 9.50%; 1.00% Floor	07/13/2022	20,063	19,601	19,511
SPay, Inc.(2) (3)	Internet Software & Services	8.22%	L + 5.75%; 1.00% Floor	06/17/2024	10,300	10,109	10,042
SPay, Inc.(2) (3) (4)	Internet Software & Services	8.34%	L + 5.75%; 1.00% Floor	06/17/2024	1,140	815	807
SPay, Inc.(2) (3) (4) (6)	Internet Software & Services		L + 5.75%; 1.00% Floor	06/17/2024	5,720	(52)	(143)
The Merit Distribution Group, LLC(3)	Distributors	14.06%	L + 11.25%; 0.50% Floor	04/08/2021	22,375	22,071	22,207
US Med Acquisition, Inc.(3)	Health Care Equipment & Supplies	11.80%	L + 9.00%; 1.00% Floor	08/13/2021	29,954	29,643	27,782
Vexos, Inc.(3)	Electronic Equipment, Instruments & Components	11.90%	L + 9.50%; 1.00% Floor	10/09/2019	36,235	36,089	35,872
VRC Companies, LLC(3) (4)	Commercial Services & Supplies	9.03%	L + 6.50%; 1.00% Floor	03/31/2023	3,683	2,776	2,774
VRC Companies, LLC(3) (4)	Commercial Services & Supplies	9.45%	L + 6.50%; 1.00% Floor	03/31/2022	175	88	88
Wine.com, LLC(2)	Beverages	9.86%	L + 7.00%; 1.00% Floor	11/14/2024	6,400	6,274	6,272
Wrike, Inc.(2)	Professional Services	9.28%	L + 6.75%; 1.00% Floor	12/31/2024	19,712	19,317	19,317
Wrike, Inc.(2) (4) (6)	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	1,600	(32)	(32)
Xactly Corporation(2) (3)	Internet Software & Services	9.78%	L + 7.25%; 1.00% Floor	07/29/2022	22,860	22,504	22,517
Xactly Corporation(2) (3) (4) (6)	Internet Software & Services		L + 7.25%; 1.00% Floor	07/29/2022	1,697	(25)	(25)
Yasso, Inc.(2) (3)	Food Products	10.27%	L + 7.75%; 1.00% Floor	03/23/2022	8,119	8,006	7,733

Total 1st Lien/Senior Secured Debt						738,626	729,604

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
1st Lien/Last-Out Unitranche (11) – 15.05%
ASC Acquisition Holdings, LLC(3)	Distributors	10.03%	L + 7.50%; 1.00% Floor	12/15/2021	$6,000	$5,883	$5,850
Intelligent Document Solutions, Inc.(2) (3)	Diversified Financial Services	8.80%	L + 6.00%; 1.00% Floor	02/28/2024	11,900	11,555	11,543
Mervin Manufacturing, Inc.(3)	Leisure Equipment & Products	9.94%	L + 7.50%	10/10/2019	11,165	11,120	10,746
NTS Communications, Inc.^ (3) (9)	Diversified Telecommunication Services		L + 9.00% PIK; 1.25% Floor	06/06/2019	58,747	55,968	49,054
NTS Communications, Inc.^ (3)	Diversified Telecommunication Services	11.81%	L + 9.00% PIK; 1.25% Floor	06/06/2019	6,503	6,309	6,503
RugsUSA, LLC(2) (3)	Household Products	9.31%	L + 6.50%; 1.00% Floor	04/30/2023	5,840	5,788	5,781
Smarsh, Inc.(2) (3)	Software	10.41%	L + 7.88%; 1.00% Floor	03/31/2021	17,578	17,381	17,402

Total 1st Lien/Last-Out Unitranche						114,004	106,879
2nd Lien/Senior Secured Debt – 55.21%
American Dental Partners, Inc.(2) (3)	Health Care Providers & Services	11.30%	L + 8.50%; 1.00% Floor	09/25/2023	5,738	5,624	5,623
ASC Acquisition Holdings, LLC(3) (9)	Distributors		L + 17.00% (incl. 4.00% PIK); 1.00% Floor	12/15/2022	30,307	29,689	21,745
ASC Acquisition Holdings, LLC (3) (9)	Distributors		L + 17.00% (incl. 4.00% PIK); 1.00% Floor	12/15/2022	24,851	24,423	17,831
Bolttech Mannings, Inc.^^ (3)	Commercial Services & Supplies	10.74%	L + 8.00% PIK	11/19/2021	19,626	19,626	19,429
Country Fresh Holdings, LLC(2) (3)	Food Products	11.20%	L + 8.75%; 1.00% Floor	10/02/2023	9,400	9,246	7,802
DiscoverOrg, LLC(3)	Software	11.03%	L + 8.50%; 1.00% Floor	02/23/2024	59,500	58,540	59,054
DuBois Chemicals, Inc.(2)	Chemicals	10.52%	L + 8.00%; 1.00% Floor	03/15/2025	26,220	25,775	25,696
ERC Finance, LLC(2) (3)	Health Care Providers & Services	10.74%	L + 8.22%; 1.00% Floor	09/22/2025	19,800	19,404	19,404
Genesis Acquisition Co.(2) (3)	Diversified Financial Services	10.02%	L + 7.50%	07/31/2025	7,000	6,832	6,808
Genesis Acquisition Co.(2) (3) (4) (6)	Diversified Financial Services		L + 7.50%	07/31/2025	1,800	(21)	(49)
Hygiena Borrower LLC(3)	Life Sciences Tools & Services	10.55%	L + 7.75%; 1.00% Floor	08/26/2023	1,860	1,826	1,827
Hygiena Borrower LLC(3) (4)	Life Sciences Tools & Services	10.55%	L + 7.75%; 1.00% Floor	08/26/2023	680	90	85
ICP Industrial, Inc.(2) (3)	Chemicals	10.68%	L + 8.25%; 1.00% Floor	05/03/2024	20,400	19,960	19,941
IHS Intermediate Inc.(3)	Health Care Providers & Services	10.74%	L + 8.25%; 1.00% Floor	07/20/2022	10,000	9,880	9,350
Institutional Shareholder Services Inc.(2)	Diversified Financial Services	10.55%	L + 7.75%; 1.00% Floor	10/16/2025	5,100	5,077	4,998
Market Track, LLC(2) (3)	Internet Catalog & Retail	10.18%	L + 7.75%; 1.00% Floor	06/05/2025	22,200	21,628	21,090
MPI Products LLC(3)	Auto Components	11.71%	L + 9.00%; 1.00% Floor	01/30/2020	20,000	19,924	19,700
National Spine and Pain Centers, LLC(2) (3)	Health Care Providers & Services	10.77%	L + 8.25%; 1.00% Floor	12/02/2024	19,100	18,615	18,623
Odyssey Logistics & Technology Corporation(2)	Road & Rail	10.52%	L + 8.00%; 1.00% Floor	10/12/2025	18,722	18,339	18,207

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
P2 Upstream Acquisition Co.	Software	10.60%	L + 8.00%; 1.00% Floor	04/30/2021	$3,500	$3,486	$3,325
SMB Shipping Logistics, LLC(2)	Air Freight & Logistics	10.86%	L + 8.00%; 1.00% Floor	02/03/2025	41,667	41,027	40,833
Spectrum Plastics Group, Inc.(2)	Containers & Packaging	9.52%	L + 7.00%; 1.00% Floor	01/31/2026	6,248	6,219	6,060
Viant Medical Holdings, Inc.(2)	Health Care Equipment & Supplies	10.55%	L + 7.75%	07/02/2026	8,260	8,181	8,012
YI, LLC(2) (3)	Health Care Equipment & Supplies	10.55%	L + 7.75%; 1.00% Floor	11/07/2025	15,300	14,887	14,879
Zep Inc.(2)	Chemicals	11.05%	L + 8.25%; 1.00% Floor	08/11/2025	23,800	23,274	21,658

Total 2nd Lien/Senior Secured Debt						411,551	391,931
Unsecured Debt – 0.94%
CB-HDT Holdings, Inc.^ (3)	Aerospace & Defense	12.00% PIK		12/15/2019	3,931	3,931	3,922
CB-HDT Holdings, Inc.^ (3)	Aerospace & Defense	12.00% PIK		03/05/2021	1,716	1,716	1,711
Conergy Asia & ME Pte. LTD.^ (3) (7)	Construction & Engineering	10.00%		05/26/2020	1,064	1,064	1,064

Total Unsecured Debt						6,711	6,697

Total Corporate Debt						1,270,892	1,235,111

Portfolio Company	Industry	Coupon	Shares	Cost	Fair Value
Preferred Stock (1) – 3.03%
Accuity Delivery Systems, LLC^ (2) (3) (5) (10)	Health Care Providers & Services		97,130	$3,200	$3,840
CB-HDT Holdings, Inc.^ (3) (5) (10)	Aerospace & Defense		1,108,333	10,186	15,794
Conergy Asia Holdings, Ltd.^ (3) (5) (7) (10)	Construction & Engineering		600,000	600	—
Kawa Solar Holdings Limited^ (3) (5) (7) (9)	Construction & Engineering	8.00% PIK	58,430	778	—
NTS Communications, Inc.^ (3) (5) (10)	Diversified Telecommunication Services		263	187	—
Wine.com, LLC(2) (5) (10)	Beverages		221,072	1,900	1,900

Total Preferred Stock				16,851	21,534

Common Stock (1) – 3.15%
Bolttech Mannings, Inc.^^ (3) (5) (10)	Commercial Services & Supplies		8,000	6,591	4,434
CB-HDT Holdings, Inc.^ (3) (5) (10)	Aerospace & Defense		453,383	2,393	5,427
Collaborative Imaging Holdco, LLC – Class B^^^ (2) (3) (5)	Health Care Providers & Services		8,464	1,141	1,330
Collaborative Imaging Holdco, LLC – Class C^^^ (2) (3) (5) (7) (10)	Health Care Providers & Services		7,988	159	221
Conergy Asia Holdings, Ltd.^ (3) (5) (7) (10)	Construction & Engineering		2,000	4,700	—
Continuum Managed Services LLC – Class A(2) (3) (5) (10)	IT Services		733	732	842
Continuum Managed Services LLC – Class B(2) (3) (5) (10)	IT Services		496,698	7	268

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Coupon	Shares	Cost	Fair Value
Elah Holdings, Inc.^ (2) (3) (5) (10)	Capital Markets		46,214	$2,234	$2,234
Iracore International Holdings, Inc.^ (3) (5) (10)	Energy Equipment & Services		28,898	7,003	4,418
Kawa Solar Holdings Limited^ (3) (5) (7) (10)	Construction & Engineering		1,399,556	—	—
National Spine and Pain Centers, LLC(2) (3) (5) (10)	Health Care Providers & Services		600	600	318
NTS Communications, Inc.^ (3) (5) (10)	Diversified Telecommunication Services		595,215	3	—
Prairie Provident Resources, Inc.^^^ (7) (10)	Oil, Gas & Consumable Fuels		3,579,988	9,237	504
Wrike, Inc.(2) (5) (10)	Professional Services		348,478	2,165	2,165
Yasso, Inc.(2) (3) (5) (10)	Food Products		850	850	182

Total Common Stock				37,815	22,343

Portfolio Company			LLC Interest	Cost	Fair Value
Investment Funds & Vehicles (1) – 13.59%
Senior Credit Fund, LLC^^ (7)			$100,000	$100,000	$96,456

Total Investment Funds & Vehicles				100,000	96,456

TOTAL INVESTMENTS – 193.75%				$1,425,558	$1,375,444

LIABILITIES IN EXCESS OF OTHER ASSETS – (93.75%)					$(665,552)

NET ASSETS – 100.00%					$709,892

(+)

The Consolidated Schedule of Investments discloses the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2018, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 3.01%, 2.88%, 2.81%, 2.61%, 2.50% and 2.41%, respectively. As of December 31, 2018, P was 5.50%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2018.

(++)	Par amount is denominated in U.S. Dollars (“$”) unless otherwise noted, Euro (“€”).
#	Percentages are based on net assets.
^

As defined in the Investment Company Act of 1940, the investment is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions”.

^^

As defined in the Investment Company Act of 1940, the investment is deemed to be a “controlled affiliated person” of the Company because the Company owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company. See Note 3 “Significant Agreements and Related Party Transactions”.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940. See Note 3 “Significant Agreements and Related Party Transactions”.
(1)	Assets are pledged as collateral for the Revolving Credit Facility. See Note 6 “Debt”.
(2)

Represent co-investments made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions”.

(3)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(4)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See Note 8 “Commitments and Contingencies”.

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

(5)

Securities exempt from registration under the Securities Act, and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2018, the aggregate fair value of these securities is $78,879 or 11.11% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	06/13/2018
Artesyn Embedded Technologies, Inc. – 1st Lien/Senior Secured Debt	09/26/2013
Bolttech Mannings, Inc. – Common Stock	12/22/2017
CB-HDT Holdings, Inc. – Preferred Stock	07/01/2016
CB-HDT Holdings, Inc. – Common Stock	07/01/2016
Collaborative Imaging Holdco, LLC – Class B – Common Stock	03/30/2018
Collaborative Imaging Holdco, LLC – Class C – Common Stock	03/30/2018
Conergy Asia Holdings, Ltd. – Common Stock	07/31/2017
Conergy Asia Holdings, Ltd. – Preferred Stock	08/23/2017
Continuum Managed Services LLC – Class A – Common Stock	06/08/2017
Continuum Managed Services LLC – Class B – Common Stock	06/08/2017
Elah Holdings, Inc. – Common Stock	05/09/2018
Heligear Acquisition Co. – 1st Lien/Senior Secured Debt	09/30/2014
Iracore International Holdings, Inc. – Common Stock	04/13/2017
Kawa Solar Holdings Limited – Common Stock	08/17/2016
Kawa Solar Holdings Limited – Preferred Stock	10/25/2016
NTS Communications, Inc. – Preferred Stock	07/22/2016
NTS Communications, Inc. – Common Stock	07/22/2016
National Spine and Pain Centers, LLC – Common Stock	06/02/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	03/23/2017

(6)

The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(7)

The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2018 the aggregate fair value of these securities is $126,214 or 9.03% of the Company’s total assets.

(8)	The investment includes an exit fee that is receivable upon repayment of the loan. See Note 2 “Significant Accounting Policies”.
(9)	The investment is on non-accrual status as of December 31, 2018.
(10)	Non-income producing security.
(11)

In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.

PIK – Payment-In-Kind

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	USD 352	EUR 300	01/04/2019	$8
Bank of America, N.A.	USD 288	EUR 245	02/05/2019	6
Bank of America, N.A.	USD 355	EUR 301	04/03/2019	8
Bank of America, N.A.	USD 309	EUR 260	05/06/2019	7
Bank of America, N.A.	USD 375	EUR 315	07/03/2019	8
Bank of America, N.A.	USD 311	EUR 260	08/05/2019	7
Bank of America, N.A.	USD 394	EUR 329	10/04/2019	9
Bank of America, N.A.	USD 324	EUR 269	11/05/2019	7
Bank of America, N.A.	USD 393	EUR 325	01/06/2020	9
Bank of America, N.A.	USD 399	EUR 327	04/06/2020	10
Bank of America, N.A.	USD 400	EUR 325	07/06/2020	10

				$89

Currency Abbreviations:

EUR – Euro

USD – U.S. Dollar

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs BDC, Inc.

Notes to the Consolidated Financial Statements

(in thousands, except share and per share amounts)

(Unaudited)

1. ORGANIZATION

Goldman Sachs BDC, Inc. (the “Company,” which term refers to either Goldman Sachs BDC, Inc. or Goldman Sachs BDC, Inc. together with its consolidated subsidiaries, as the context may require) was initially established as Goldman Sachs Liberty Harbor Capital, LLC, a single member Delaware limited liability company (“SMLLC”), on September 26, 2012 and commenced operations on November 15, 2012 with The Goldman Sachs Group, Inc. (“Group Inc.”) as its sole member. On March 29, 2013, the Company elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective April 1, 2013, the Company converted from a SMLLC to a Delaware corporation. In addition, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ended December 31, 2013.

The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien debt, unitranche, including last-out portions of such loans, and second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership and an affiliate of Goldman Sachs & Co. LLC (including its predecessors, “GS & Co.”), is the investment adviser (the “Investment Adviser”) of the Company. The term “Goldman Sachs” refers to Group Inc., together with GS & Co., GSAM and its other subsidiaries.

On March 23, 2015, the Company completed its initial public offering (“IPO”) and the Company’s common stock began trading on the New York Stock Exchange (“NYSE”) under the symbol “GSBD”.

The Company has formed wholly owned subsidiaries, which are structured as Delaware limited liability companies, to hold certain equity or equity-like investments in portfolio companies.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s functional currency is U.S. dollars (“USD”) and these consolidated financial statements have been prepared in that currency. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X. This requires the Company to make certain estimates and assumptions that may affect the amounts reported in the consolidated financial statements and accompanying notes. These consolidated financial statements reflect normal and recurring adjustments that in the opinion of the Company are necessary for the fair statement of the results for the periods presented. Actual results may differ from the estimates and assumptions included in the consolidated financial statements.

Certain financial information that is included in annual consolidated financial statements, including certain financial statement disclosures, prepared in accordance with GAAP, is not required for interim reporting purposes and has been condensed or omitted herein. These consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and notes related thereto for the year ended December 31, 2018, included in the Company’s Annual Report on Form 10-K, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2019. The results for the three and nine months ended September 30, 2019 are not necessarily indicative of the results to be expected for the full fiscal year, any other interim period or any future year or period.

Certain prior period information has been reclassified to conform to the current period presentation. The reclassification has no effect on the Company’s consolidated financial position or the consolidated results of operations as previously reported.

As an investment company, the Company applies the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”) issued by the Financial Accounting Standards Board (“FASB”).

Basis of Consolidation

As provided under ASC 946, the Company will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the financial position and results of operations of its wholly owned subsidiaries, BDC Blocker I, LLC (formerly known as My-On BDC Blocker, LLC), GSBD Blocker II, LLC and GSBD Wine I, LLC. All significant intercompany transactions and balances have been eliminated in consolidation.

The Company did not consolidate its previous equity interest in Senior Credit Fund, LLC (the “Senior Credit Fund”). For further description of the Company’s previous investment in the Senior Credit Fund, see Note 4 “Investments”.

Revenue Recognition

The Company records its investment transactions on a trade date basis, which is the date when the Company assumes the risks for gains and losses related to that instrument. Realized gains and losses are based on the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums to par value on investments purchased are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount (“OID”) and market discounts or premiums are capitalized and amortized into interest income using the effective interest method or straight-line method, as applicable. Exit fees that are receivable upon repayment of a loan or debt security are amortized into interest income over the life of the respective investment. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income. For the three and nine months ended September 30, 2019, the Company earned $0 and $1,714 in prepayment premiums, respectively, and $1,227 and $3,924 in accelerated accretion of upfront loan origination fees and unamortized discounts, respectively. For the three and nine months ended September 30, 2018, the Company earned $545 and $2,411 in prepayment premiums, respectively, and $1,371 and $2,712 in accelerated accretion of upfront loan origination fees and unamortized discounts, respectively.

Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to the Company, unless, to the extent required by applicable law or exemptive relief, if any, therefrom, the Company only receives its allocable portion of such fees when invested in the same portfolio company as another account managed by the Investment Adviser.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Interest and dividend income are presented net of withholding tax, if any.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the principal amount or shares (if equity) of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon the investment being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest or dividend income, respectively.

Certain structuring fees, amendment fees, syndication fees and commitment fees are recorded as other income when earned. Administrative agent fees received by the Company are recorded as other income when the services are rendered over time.

Non-Accrual Investments

Investments are placed on non-accrual status when it is probable that principal, interest or dividends will not be collected according to the contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. The Company may make exceptions to this treatment if an investment has sufficient collateral value and is in the process of collection. As of September 30, 2019, the Company had certain investments held in two portfolio companies on non-accrual status, which represented 1.4% and 1.0% of the total investments (excluding an investment in a money market fund, if any, managed by an affiliate of Group Inc.) at amortized cost and at fair value, respectively. As of December 31, 2018, the Company had certain investments held in three portfolio companies on non-accrual status, which represented 8.3% and 7.0% of the total investments (excluding an investment in a money market fund, if any, managed by an affiliate of Group Inc.) at amortized cost and at fair value, respectively.

Investments

The Company carries its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), issued by the FASB, which defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. Fair value is generally based on quoted market prices provided by independent pricing services, broker or dealer quotations or alternative price sources. In the absence of quoted market prices, broker or dealer quotations or alternative price sources, investments are measured at fair value as determined by the board of directors (the “Board of Directors”) within the meaning of the Investment Company Act.

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See Note 5 “Fair Value Measurement”.

The Company generally invests in illiquid securities, including debt and equity investments, of middle-market companies. The Board of Directors has delegated to the Investment Adviser day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Company’s portfolio investments. Under valuation procedures adopted by the Board of Directors, market quotations are generally used to assess the value of the investments for which market quotations are readily available. The Investment Adviser obtains these market quotations from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available; otherwise from a principal market maker or a primary market dealer. To assess the continuing appropriateness of pricing sources and methodologies, the Investment Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. If the Board of Directors or Investment Adviser has a bona fide reason to believe any such market quotation does not reflect the fair value of an investment, it may independently value such investment in accordance with valuation procedures for investments for which market quotations are not readily available.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the Board of Directors contemplate a multi-step valuation process each quarter, as described below:

(1)

The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)

The Board of Directors also engages independent valuation firms (the “Independent Valuation Advisors”) to provide independent valuations of the investments for which market quotations are not readily available, or are readily available but deemed not reflective of the fair value of an investment. The Independent Valuation Advisors independently value such investments using quantitative and qualitative information provided by the investment professionals of the Investment Adviser and the portfolio companies as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The Independent Valuation Advisors also provide analyses to support their valuation methodology and calculations. The Independent Valuation Advisors provide an opinion on a final range of values on such investments to the Board of Directors or the Audit Committee. The Independent Valuation Advisors define fair value in accordance with ASC 820 and utilize valuation approaches including the market approach, the income approach or both. A portion of the portfolio is reviewed on a quarterly basis, and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, are reviewed at least annually by an Independent Valuation Advisor;

(3)

The Independent Valuation Advisors’ preliminary valuations are reviewed by the Investment Adviser and the Valuation Oversight Group (“VOG”), a team that is part of the Controllers Department within the Finance Division of Goldman Sachs. The Independent Valuation Advisors’ valuation ranges are compared to the Investment Adviser’s valuations to ensure the Investment Adviser’s valuations are reasonable. VOG presents the valuations to the Private Investment Valuation and Side Pocket Working Group of the Investment Management Division Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment decision making process;

(4)	The Investment Management Division Valuation Committee ratifies fair valuations and makes recommendations to the Audit Committee of the Board of Directors;

(5)

The Audit Committee of the Board of Directors reviews valuation information provided by the Investment Management Division Valuation Committee, the Investment Adviser and the Independent Valuation Advisors. The Audit Committee then assesses such valuation recommendations; and

(6)

The Board of Directors discusses the valuations and, within the meaning of the Investment Company Act, determines the fair value of the investments in good faith, based on the inputs of the Investment Adviser, the Independent Valuation Advisors and the Audit Committee.

Money Market Funds

Investments in money market funds are valued at net asset value (“NAV”) per share. See Note 3 “Significant Agreements and Related Party Transactions.”

Cash

Cash consists of deposits held at a custodian bank. As of September 30, 2019 and December 31, 2018, the Company held an aggregate cash balance of $11,102 and $6,113, respectively. Foreign currency of $1,211 and

$257 (acquisition cost of $1,238 and $255) is included in cash as of September 30, 2019 and December 31, 2018, respectively.

Foreign Currency Translation

Amounts denominated in foreign currencies are translated into USD on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into USD based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into USD based upon currency exchange rates prevailing on the transaction dates.

The Company does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gains or losses on investments. Fluctuations arising from the translation of non-investment assets and liabilities are included with the net change in unrealized gains (losses) on foreign currency translations on the Consolidated Statements of Operations.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Derivatives

The Company may enter into foreign currency forward contracts to reduce the Company’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Company agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. Unrealized appreciation (depreciation) on foreign currency forward contracts are recorded on the Consolidated Statements of Assets and Liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Notional amounts of foreign currency forward contract assets and liabilities are presented separately on the Consolidated Schedules of Investments. Purchases and settlements of foreign currency forward contracts having the same settlement date and counterparty are generally settled net and any realized gains or losses are recognized on the settlement date.

The Company does not utilize hedge accounting and as such, the Company recognizes its derivatives at fair value with changes in the net unrealized appreciation (depreciation) on foreign currency forward contracts recorded on the Consolidated Statements of Operations.

Income Taxes

The Company recognizes tax positions in its consolidated financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement. The Company reports any interest expense related to income tax matters in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations.

The Company’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction, and based on such review, the Company has concluded that no additional provision for income tax is required in the consolidated financial statements. The Company is subject to potential examination by certain taxing authorities in various jurisdictions. The Company’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

The Company has elected to be treated as a RIC commencing with its taxable year ended December 31, 2013. So long as the Company maintains its status as a RIC, it will generally not be required to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. As a result, any U.S. federal income tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the consolidated financial statements of the Company.

To maintain its tax treatment as a RIC, the Company must meet specified source-of-income and asset diversification requirements and timely distribute to its stockholders for each taxable year at least 90% of its investment company taxable income (generally, its net ordinary income plus the excess of its realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction). In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income. If the Company chooses to do so, this generally would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on estimated undistributed taxable income as required. For the three and nine months ended September 30, 2019, the Company accrued excise taxes of $458 and $1,346, respectively. As of September 30, 2019, $1,510 of accrued excise taxes remained payable. For the three and nine months ended September 30, 2018, the Company accrued excise taxes of $428 and $1,017, respectively.

Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes. Income tax expense, if any, is included under the income category for which it applies in the Consolidated Statements of Operations. For the three and nine months ended September 30, 2019, the Company accrued provision for taxes on realized gains on investments of $0 and $(121), respectively. For the three and nine months ended September 30, 2019, the Company accrued provision for taxes on unrealized gains on investments of $0 and $(52), respectively. As of September 30, 2019, $220 of income taxes remained payable. For the three and nine months ended September 30, 2018, the Company accrued provision for taxes on realized gains on investments of $0 and $446, respectively. For the three and nine months ended September 30, 2018, the Company accrued provision for taxes on unrealized gains on investments of $146 and $146, respectively.

Distributions

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. The Company may pay distributions in excess of its taxable net investment income. This excess would be a tax-free return of capital in the period and reduce the stockholder’s tax basis in its shares. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged or credited to paid-in capital in excess of par, accumulated undistributed net investment income or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses. These differences are generally determined in conjunction with the preparation of the Company’s annual RIC tax return. Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by the Investment Adviser. The Company may pay distributions to its stockholders in a year in excess of its net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The Company intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that the Company may retain certain net capital gains for reinvestment and carry forward taxable income for distribution in the following year and pay any applicable tax. The specific tax characteristics of the Company’s distributions will be reported to stockholders after the end of the calendar year. All distributions will be subject to available funds, and no assurance can be given that the Company will be able to declare such distributions in future periods.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of all cash distributions declared by the Board of Directors unless a stockholder elects to “opt out” of the plan. As a result, if the Board of Directors declares a cash distribution, then the stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of common stock, rather than receiving the cash distribution. Stockholders who receive distributions in the form of shares of common stock will generally be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions and, for this purpose, stockholders receiving distributions in the form of stock will generally be treated as receiving distributions equal to the fair market value of the stock received through the plan; however, since their cash distributions will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes. Due to regulatory considerations, Group Inc. has opted out of the dividend reinvestment plan, and GS & Co. has opted out of the dividend reinvestment plan in respect of shares of the Company’s common stock acquired through its 10b5-1 plan.

Deferred Financing and Debt Issuance Costs

Deferred financing and debt issuance costs consist of fees and expenses paid in connection with the closing of and amendments to the Company’s senior secured revolving credit agreement (as amended, the “Revolving Credit Facility”) with SunTrust Bank, as administrative agent, and Bank of America, N.A., as syndication agent, and the offering of the Company’s 4.50% Convertible Notes due 2022 (the “Convertible Notes”). These costs are amortized using the straight-line method over the respective term of the Revolving Credit Facility and Convertible Notes. Deferred financing costs related to the Revolving Credit Facility are presented separately as an asset on the Company’s Consolidated Statements of Assets and Liabilities. Deferred debt issuance costs related to the Convertible Notes are presented net against the outstanding debt balance on the Consolidated Statements of Assets and Liabilities.

Deferred Offering Costs

The Company records expenses related to registration statement filings and applicable offering costs as deferred offering costs. To the extent such expenses relate to equity offerings, these expenses are charged as a reduction of paid-in-capital upon each such offering.

New Accounting Pronouncements

In October 2018, the U.S. Securities Exchange Commission (“SEC”) adopted the final rule under SEC release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The Company is no longer required to present components of distributable earnings on the Consolidated Statements of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Consolidated Statements of Changes in Net Assets. Prior period information has been reclassified to conform to the current period presentation and this had no effect on the Company’s consolidated financial position or the consolidated results of operations as previously reported. The following provides the prior period reclassifications.

Consolidated Statements of Changes in Net Assets – The table below provides a reconciliation for previously disclosed distributions from net investment income and realized gain for the nine months ended September 30, 2018 to distributions from distributable earnings as disclosed in the current filing.

Distributions to stockholders from:	For the nine months ended September 30, 2018
Net investment income	$(54,237)

Total distributions to stockholders	$(54,237)

3. SIGNIFICANT AGREEMENTS AND RELATED PARTY TRANSACTIONS

Investment Management Agreement

The Company has entered into an investment management agreement (as amended and restated as of June 15, 2018, the “Investment Management Agreement”) with the Investment Adviser, pursuant to which the Investment Adviser manages the Company’s investment program and related activities.

Management Fee

The Company pays the Investment Adviser a management fee (the “Management Fee”), accrued and payable quarterly in arrears. The Management Fee is calculated at (i) an annual rate of 1.50% (0.375% per quarter) (the “Original Rate”) through June 14, 2018 and (ii) an annual rate of 1.00% (0.25% per quarter) (the “New Rate”) thereafter, in each case, of the average value of the Company’s gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters. The Management Fee for any partial quarter (including any quarter during which both the Original Rate and the New Rate were in effect) will be appropriately prorated based on the actual number of days elapsed relative to the total number of days in such calendar quarter.

For the three and nine months ended September 30, 2019, Management Fees amounted to $3,766 and $11,044, respectively. As of September 30, 2019, $3,766 remained payable. For the three and nine months ended September 30, 2018, Management Fees amounted to $3,255 and $12,537, respectively.

Incentive Fee

The incentive fee (the “Incentive Fee”) consists of two components that are determined independent of each other, with the result that one component may be payable even if the other is not. Effective as of January 1, 2015, the Incentive Fee is calculated as follows:

A portion of the Incentive Fee is based on income and a portion is based on capital gains, each as described below. The Investment Adviser is entitled to receive the Incentive Fee based on income if Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” of 1.75%. For this purpose, the hurdle is computed by reference to the Company’s NAV and does not take into account changes in the market price of the Company’s common stock.

The Incentive Fee based on income is determined and paid quarterly in arrears at the end of each calendar quarter by reference to the Company’s aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2015) (such period the “Trailing Twelve Quarters”). The Incentive Fee based on capital gains is determined and paid annually in arrears at the end of each calendar year by reference to an “Annual Period,” which means the period beginning on January 1 of each calendar year and ending on December 31 of such calendar year or, in the case of the first and last year, the appropriate portion thereof.

The hurdle amount for the Incentive Fee based on income is determined on a quarterly basis and is equal to 1.75% multiplied by the Company’s NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments for subscriptions (which includes all of the Company’s issuances of shares of its common stock, including issuances pursuant to its dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarters. The Incentive Fee for any partial period will be appropriately prorated.

i. Quarterly Incentive Fee Based on Income

For the portion of the Incentive Fee based on income, the Company pays the Investment Adviser a quarterly Incentive Fee based on the amount by which (A) aggregate net investment income (“Ordinary Income”) in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve

Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount”. Ordinary Income is net of all fees and expenses, including the Management Fee but excluding any Incentive Fee.

The Incentive Fee based on income for each quarter is determined as follows:

•	No Incentive Fee based on income is payable to the Investment Adviser for any calendar quarter for which there is no Excess Income Amount;

•

100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, referred to as the “Catch-up Amount,” determined as the sum of 2.1875% multiplied by the Company’s NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters is included in the calculation of the Incentive Fee based on income; and

•	20% of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the Incentive Fee based on income.

The amount of the Incentive Fee based on income that is paid to the Investment Adviser for a particular quarter equals the excess of the Incentive Fee so calculated minus the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The Incentive Fee based on income that is paid to the Investment Adviser for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

“Cumulative Net Return” means (x) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company pays no Incentive Fee based on income to the Investment Adviser for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the Incentive Fee based on income that is payable to the Investment Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company pays an Incentive Fee based on income to the Investment Adviser equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the Incentive Fee based on income that is payable to the Investment Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company pays an Incentive Fee based on income to the Investment Adviser equal to the Incentive Fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

ii. Annual Incentive Fee Based on Capital Gains

The portion of the Incentive Fee based on capital gains is calculated on an annual basis. For each Annual Period, the Company pays the Investment Adviser an amount equal to (A) 20% of the difference, if positive, of the sum of the Company’s aggregate realized capital gains, if any, computed net of the Company’s aggregate realized capital losses, if any, and the Company’s aggregate unrealized capital depreciation, in each case from April 1, 2013 until the end of such Annual Period minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to the Investment Adviser from April 1, 2013. For the avoidance of doubt, unrealized capital appreciation is excluded from the calculation in clause (A) above.

The Company accrues, but does not pay, a portion of the Incentive Fee based on capital gains with respect to net unrealized appreciation. Under GAAP, the Company is required to accrue an Incentive Fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the accrual for the Incentive Fee based on capital gains, the Company considers the cumulative aggregate unrealized capital appreciation in the calculation, since an Incentive Fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then the Company records a capital gains incentive fee equal to 20% of such amount, minus the aggregate amount of actual Incentive Fees based on capital gains paid in all prior periods. If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future.

For the three and nine months ended September 30, 2019, the Company incurred Incentive Fees based on income of $2,339 and $6,976, respectively. As of September 30, 2019, $2,339 remained payable. For the three and nine months ended September 30, 2018, the Company incurred Incentive Fees based on income of $4,962 and $13,988, respectively. For the three and nine months ended September 30, 2019 and 2018, the Company did not accrue or pay any Incentive Fees based on capital gains.

Administration and Custodian Fees

The Company has entered into an administration agreement with State Street Bank and Trust Company (the “Administrator”) under which the Administrator provides various accounting and administrative services to the Company. The Company pays the Administrator fees for its services as it determines to be commercially reasonable in its sole discretion. The Company also reimburses the Administrator for all reasonable expenses. To the extent that the Administrator outsources any of its functions, the Administrator pays any compensation associated with such functions. The Administrator also serves as the Company’s custodian (the “Custodian”).

For the three and nine months ended September 30, 2019, the Company incurred expenses for services provided by the Administrator and the Custodian of $246 and $718, respectively. As of September 30, 2019, $160 remained payable. For the three and nine months ended September 30, 2018, the Company incurred expenses for services provided by the Administrator and the Custodian of $227 and $682, respectively.

Transfer Agent Fees

Effective May 2, 2016, the Company entered into a transfer agency and services agreement pursuant to which Computershare Trust Company, N.A. serves as the Company’s transfer agent (the “Transfer Agent”), dividend agent and registrar. From the IPO to May 1, 2016, State Street Bank and Trust Company served as the Transfer Agent and dividend agent. Prior to the IPO, GS & Co. was the Transfer Agent. For the three and nine months ended September 30, 2019, the Company incurred expenses for services provided by the Transfer Agent of $3 and $10, respectively. As of September 30, 2019, $3 remained payable. For the three and nine months ended September 30, 2018, the Company incurred expenses for services provided by the Transfer Agent of $3 and $11, respectively.

Common Stock Repurchase Plans

In February 2016, the Board of Directors authorized the Company to repurchase up to $25,000 of the Company’s common stock if the stock trades below the most recently announced NAV per share (including any updates, corrections or adjustments publicly announced by the Company to any previously announced NAV per share), from March 18, 2016 to March 18, 2017, subject to certain limitations. In February 2017, the Company’s Board of Directors renewed its authorization of the stock repurchase plan to extend the expiration to March 18, 2018, in February 2018, again renewed its authorization of the stock repurchase plan to extend the expiration to March 18,

2019 and, in February 2019, again renewed its authorization of the stock repurchase plan to extend the expiration to March 18, 2020.

In connection with this authorization, the Company entered into a 10b5-1 plan (the “Company 10b5-1 Plan”). The Company 10b5-1 Plan initially took effect on March 18, 2016 (with any purchases to commence after the opening of NYSE trading on March 21, 2016), was subsequently renewed and expired on March 18, 2018. The Company entered into an agreement to renew the Company 10b5-1 Plan on May 14, 2018, which was terminated on June 27, 2018 in connection with the Company’s offering of Convertible Notes. See Notes 6 “Debt”. On June 27, 2018, the Company entered into an agreement to renew the Company 10b5-1 Plan with any purchases pursuant to the agreement to commence on September 25, 2018. The Company 10b5-1 Plan expired on March 18, 2019.

In February 2019, our Board of Directors approved a new common stock repurchase plan (the “New Company 10b5-1 Plan”), which provides for us to repurchase up to $25,000 of shares of our common stock if the stock trades below the most recently announced net asset value per share, subject to limitations. Under the New Company 10b5-1 Plan, no purchases will be made if such purchases would (i) cause the aggregate ownership of our outstanding stock by Group Inc. and GS & Co. to equal or exceed 25.0% (due to the reduction in outstanding shares of stock as a result of purchase) or (ii) cause our Debt/Equity Ratio to exceed the lower of (a) 1.40 or (b) the Maximum Debt/Equity Ratio. In the New Company 10b5-1 Plan, “Debt/Equity Ratio” means the sum of debt on the Consolidated Statements of Assets and Liabilities and the total notional value of the Purchaser’s unfunded commitments divided by 85% of total equity, as of the most recent reported financial statement end date, and “Maximum Debt/Equity Ratio” means the sum of debt on the balance sheet and committed uncalled debt divided by net assets, as of the most recent reported financial statement end date. The New Company 10b5-1 Plan took effect on March 18, 2019, expires on March 18, 2020 and purchases thereunder will be conducted on a programmatic basis in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act and other applicable securities laws.

The Company’s repurchase of its common stock under the New Company 10b5-1 Plan or otherwise may result in the price of the Company’s common stock being higher than the price that otherwise might exist in the open market. For the three and nine months ended September 30, 2019 and 2018, the Company did not repurchase any of its common stock pursuant to the Company 10b5-1 Plan, the New Company 10b5-1 Plan or otherwise.

Affiliates

As of September 30, 2019 and December 31, 2018, Group Inc. owned 16.07% and 16.12%, respectively, of the outstanding shares of the Company’s common stock.

The Company’s investments in affiliates for the nine months ended September 30, 2019 were as follows:

	Fair Value as of December 31, 2018	Gross Additions(3)	Gross Reductions(4)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value as of September 30, 2019	Dividend, Interest, PIK and Other Income
Controlled Affiliates
Animal Supply Holdings LLC	$–	$58,041	$–	$–	$(2,733)	$55,308	$209
Bolttech Mannings, Inc.	23,863	3,242	–	–	(3,078)	24,027	1,653
Senior Credit Fund, LLC(1)	96,456	125,555	(224,894)	(661)	3,544	–	3,450

Total Controlled Affiliates	$120,319	$186,838	$(224,894)	$(661)	$(2,267)	$79,335	$5,312

Non-Controlled Affiliates
Goldman Sachs Financial Square Government Fund(2)	$–	$271,044	$(271,044)	$–	$–	$–	$62
Accuity Delivery Systems, LLC	13,730	39	–	–	1,023	14,792	787
CB-HDT Holdings, Inc.	26,854	336	–	–	1,648	28,838	517
Collaborative Imaging Holdco, LLC	10,273	12	–	–	416	10,701	702
Conergy Asia Holdings, Ltd	1,064	–	–	–	–	1,064	80
Elah Holdings, Inc.	2,234	–	–	–	–	2,234	–
Iracore International Holdings, Ltd	7,807	–	–	–	1,939	9,746	294
Kawa Solar Holdings Limited	8,066	–	(4,547)	–	336	3,855	–
NTS Communications, Inc.	55,557	576	(55,826)	(7,217)	6,910	–	732
Prairie Provident Resources, Inc.	504	–	–	–	(355)	149	–

Total Non-Controlled Affiliates	$126,089	$272,007	$ (331,417)	$(7,217)	$11,917	$71,379	$3,174

Total Affiliates	$246,408	$458,845	$(556,311)	$(7,878)	$9,650	$150,714	$8,486

(1)	Together with The Regents of the University of California (“Cal Regents”, and collectively with the Company, the “Members”), the Company previously invested through the Senior Credit Fund. Although the Company owned more than 25% of the voting securities of the Senior Credit Fund, the Company does not believe that it had control over the Senior Credit Fund (other than for purposes of the Investment Company Act). See Note 4 “Investments”.
(2)	Fund advised by an affiliate of Goldman Sachs.
(3)	Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(4)	Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

The Company’s investments in affiliates for the year ended December 31, 2018 were as follows:

	Fair Value as of December 31, 2017	Gross Additions(3)	Gross Reductions(4)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value as of December 31, 2018	Dividend, Interest, PIK and Other Income
Controlled Affiliates
Bolttech Mannings, Inc.	$20,569	$5,648	$–	$–	$(2,354)	$23,863	$1,791
Senior Credit Fund, LLC(1)	92,097	5,658	–	–	(1,299)	96,456	10,550

Total Controlled Affiliates	$112,666	$11,306	$–	$–	$(3,653)	$120,319	$12,341

Non-Controlled Affiliates
Goldman Sachs Financial Square Government Fund(2)	$11,539	$243,137	$(254,676)	$–	$–	$–	$53
Accuity Delivery Systems, LLC	–	13,092	–	–	638	13,730	568
CB-HDT Holdings, Inc.	19,345	2,148	–	–	5,361	26,854	589
Collaborative Imaging Holdco, LLC	–	10,077	–	–	196	10,273	703
Conergy Asia Holdings, Ltd	4,832	664	–	–	(4,432)	1,064	68
Elah Holdings, Inc.	–	2,234	–	–	–	2,234	–
Iracore International Holdings, Ltd	9,602	–	–	–	(1,795)	7,807	380
Kawa Solar Holdings Limited	8,918	153	(664)	9	(350)	8,066	151
NTS Communications, Inc.	51,538	6,459	–	–	(2,440)	55,557	6,453
Prairie Provident Resources, Inc.	1,233	–	–	–	(729)	504	–

Total Non-Controlled Affiliates	$107,007	$277,964	$(255,340)	$9	$(3,551)	$126,089	$8,965

Total Affiliates	$219,673	$289,270	$(255,340)	$9	$(7,204)	$246,408	$21,306

(1)	Together with Cal Regents, the Company previously invested through the Senior Credit Fund. Although the Company owns more than 25% of the voting securities of the Senior Credit Fund, the Company does not believe that it had control over the Senior Credit Fund (other than for purposes of the Investment Company Act). See Note 4 “Investments”.
(2)	Fund advised by an affiliate of Goldman Sachs.
(3)	Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(4)	Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

Due to Affiliates

The Investment Adviser pays certain general and administrative expenses, including legal expenses, on behalf of the Company in the ordinary course of business. As of September 30, 2019 and December 31, 2018, there were $159 and $282, respectively, included within Accrued expenses and other liabilities paid by the Investment Adviser and its affiliates on behalf of the Company.

Co-investment Activity

In certain circumstances, negotiated co-investments by the Company and other funds managed by the Investment Adviser may be made only pursuant to an order from the SEC permitting the Company to do so. On January 4, 2017, the SEC granted exemptive relief (“Exemptive Relief”) that permits the Company to co-invest with Goldman Sachs Private Middle Market Credit LLC (“GS PMMC”), Goldman Sachs Middle Market Lending Corp. (“GS MMLC”), Goldman Sachs Private Middle Market Credit II LLC (“GS PMMC II”) and certain other funds that may be managed by GSAM, including the GSAM Credit Alternatives Team, after the date of the exemptive order, subject to certain conditions including that co-investments are made in a manner consistent with the Company’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the Exemptive Relief, and are allocated fairly among participants. The GSAM Credit Alternatives Team is comprised of investment professionals dedicated to the Company’s investment strategy and other funds that share a similar investment strategy with the Company, who are responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, negotiating and structuring the Company’s investments and monitoring and servicing the Company’s investments, together with investment professionals who are primarily focused on investment strategies in syndicated, liquid credit. Under the terms of the Exemptive Relief, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to the Company and the Company’s stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the then-current investment objectives and strategies of the Company. As a result of the Exemptive Relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolios of GS PMMC, GS MMLC, GS PMMC II and/or other funds established by the GSAM Credit Alternatives Team that could avail themselves of the Exemptive Relief.

4. INVESTMENTS

As of the dates indicated, the Company’s investments (excluding an investment in a money market fund, if any, managed by an affiliate of Group Inc.) consisted of the following:

	September 30, 2019		December 31, 2018
Investment Type	Cost	Fair Value	Cost	Fair Value
1st Lien/Senior Secured Debt	$1,051,036	$1,036,750	$738,626	$729,604
1st Lien/Last-Out Unitranche	35,312	35,290	114,004	106,879
2nd Lien/Senior Secured Debt	271,461	251,245	411,551	391,931
Unsecured Debt	7,047	7,047	6,711	6,697
Preferred Stock	41,664	49,709	16,851	21,534
Common Stock	67,882	50,114	37,815	22,343
Investment Funds & Vehicles(1)	–	–	100,000	96,456

Total Investments	$1,474,402	$1,430,155	$1,425,558	$1,375,444

(1)	Includes equity investment in the Senior Credit Fund as of December 31, 2018.

As of the dates indicated, the industry composition of the Company’s portfolio at fair value and net assets was as follows:

	September 30, 2019		December 31, 2018
Industry	Fair Value	Net Assets	Fair Value	Net Assets
Health Care Providers & Services	11.4%	23.7%	8.0%	15.5%
Software	8.3	17.4	11.5	22.3
Internet Software & Services	7.3	15.3	5.2	10.0
Health Care Technology	6.3	13.2	1.6	3.1
Media	5.9	12.3	5.5	10.7
IT Services	5.8	12.1	4.8	9.4
Health Care Equipment & Supplies	5.3	11.0	4.3	8.2
Real Estate Management & Development	5.2	10.8	0.9	1.8
Commercial Services & Supplies	4.6	9.7	2.0	3.8
Distributors	3.9	8.1	5.8	11.2
Air Freight & Logistics	3.3	6.9	3.0	5.8
Professional Services	2.9	6.1	3.0	5.7
Diversified Financial Services	2.8	5.9	3.1	6.1
Road & Rail	2.6	5.5	2.2	4.3
Chemicals	2.6	5.3	4.9	9.5
Hotels, Restaurants & Leisure	2.4	5.1	–	–

	September 30, 2019		December 31, 2018
Industry	Fair Value	Net Assets	Fair Value	Net Assets
Diversified Consumer Services	2.0	4.2	–	–
Aerospace & Defense	2.0	4.2	3.2	6.2
Internet & Catalog Retail	1.8	3.7	1.5	3.0
Household Products	1.7	3.6	1.8	3.6
Transportation Infrastructure	1.5	3.2	–	–
Auto Components	1.5	3.1	2.0	3.8
Diversified Telecommunication Services	1.5	3.1	5.6	10.9
Electronic Equipment, Instruments & Components	1.4	2.9	4.0	7.6
Life Sciences Tools & Services	1.0	2.1	0.4	0.8
Textiles, Apparel & Luxury Goods	0.9	1.9	–	–
Leisure Equipment & Products	0.7	1.5	0.8	1.5
Energy Equipment & Services	0.7	1.4	0.6	1.1
Food Products	0.6	1.3	1.1	2.2
Beverages	0.6	1.2	0.6	1.2
Communications Equipment	0.5	1.1	–	–
Containers & Packaging	0.4	0.8	0.4	0.9
Construction & Engineering	0.3	0.7	0.7	1.3
Capital Markets	0.2	0.3	0.2	0.3
Oil, Gas & Consumable Fuels	0.1	0.1	–	0.1
Investment Funds & Vehicles	–	–	7.0	13.6
Specialty Retail	–	–	2.1	4.1
Machinery	–	–	2.2	4.2

Total	100.0%	208.8%	100.0%	193.8%

As of the dates indicated, the geographic composition of the Company’s portfolio at fair value was as follows:

Geographic	September 30, 2019	December 31, 2018
United States	95.6%	97.9%
Canada	2.7	–
Ireland	1.3	1.4
Germany	0.3	0.6
Singapore	0.1	0.1

Total	100.0%	100.0%

Senior Credit Fund, LLC

The Senior Credit Fund, an unconsolidated Delaware limited liability company, was formed on May 7, 2014 and commenced operations on October 1, 2014. The Company invested together with Cal Regents through the Senior Credit Fund. The Senior Credit Fund’s principal purpose was to make investments, either directly or indirectly through its wholly owned subsidiary, Senior Credit Fund SPV I, LLC (“SPV I”), primarily in senior secured loans to middle-market companies. Each of the Company and Cal Regents were responsible for sourcing the Senior Credit Fund’s investments. Each of the Company and Cal Regents had a 50% economic ownership in the Senior Credit Fund and each had subscribed to and has fully contributed $100,000. On December 19, 2016, SPV I entered into an amended and restated credit facility (as amended, the “Asset Based Facility”), which consisted of a revolving credit facility (the “SPV I Revolving Credit Facility”), a term loan facility (the “SPV I Term Loan Facility”) and a Class B loan facility (the “SPV I Class B Facility”), with various lenders. For the Asset Based Facility, Natixis, New York Branch (“Natixis”) served as the facility agent, and State Street Bank and Trust Company served as the collateral agent. On February 27, 2019, the board of managers of the Senior Credit Fund authorized the liquidation and subsequent dissolution of the Senior Credit Fund and the pro-rata distribution of its assets and liabilities to the members of the Senior Credit Fund. On May 8, 2019, the Company and Cal Regents each contributed $125,555 to the Senior Credit Fund, which was used by the Senior Credit Fund to repay in full all outstanding indebtedness, including all accrued and unpaid interest and fees, under the Asset Based Facility and to fund certain other related expenses that the Senior Credit Fund expects to incur in connection with its dissolution. The Asset Based Facility was then terminated and all liens securing the collateral under the Asset Based Facility were released and terminated.

Following the repayment and termination of the aforementioned Asset Based Facility, the Senior Credit Fund distributed to its members their pro rata share of the assets of the Senior Credit Fund. The pro rata portion of the assets received by the Company included senior secured loans of $215,103 and $210,088 at amortized cost and at fair value, respectively and cash of $9,625. In addition the Company assumed the obligation to fund outstanding unfunded commitments of the Senior Credit Fund that totaled $5,664, representing its pro rata portion of all unfunded commitments of the Senior Credit Fund at such time. The pro rata portion of the assets received by the Company have been included in the Company’s consolidated financial statements and notes thereto.

As of September 30, 2019, the Senior Credit Fund consisted of cash and cash equivalents, and other liabilities that represents an amount due to its members of approximately $330. The Company included $165 within Other Assets on the Consolidated Statements of Asset and Liabilities in respect of its pro rata portion of the amount due from the Senior Credit Fund to its members. After the satisfaction of all remaining liabilities and the distribution of any remaining assets, the Senior Credit Fund will be terminated.

As of December 31, 2018, the Senior Credit Fund had total investments at fair value of $451,801 and had an investment in a money market fund managed by an affiliate of Group Inc. with a total fair value of $5,292. As of December 31, 2018, the Senior Credit Fund had one portfolio company on non-accrual status. In addition, as of December 31, 2018, the Senior Credit Fund had ten portfolio companies with unfunded commitments totaling $17,114.

Senior Credit Fund Portfolio as of December 31, 2018

Portfolio Company	Industry	Interest Rate(+)	Reference Rate and Spread(+)	Maturity	Par Amount	Cost	Fair Value
1st Lien/Senior Secured Debt
3SI Security Systems, Inc.	Commercial Services & Supplies	8.54%	L + 5.75%; 1.00% Floor	06/16/2023	$29,849	$29,533	$29,550
A Place For Mom, Inc.	Diversified Consumer Services	6.27%	L + 3.75%; 1.00% Floor	08/10/2024	17,865	17,849	17,865
AMCP Clean Acquisition Company, LLC	Commercial Services & Supplies	7.05%	L + 4.25%	06/16/2025	8,827	8,785	8,705
AMCP Clean Acquisition Company, LLC(1)	Commercial Services & Supplies	6.93%	L + 4.25%	06/16/2025	2,129	826	804
Ansira Partners, Inc.	Media	8.27%	L + 5.75%; 1.00% Floor	12/20/2022	9,249	9,182	9,203
Ansira Partners, Inc.(1)	Media	8.27%	L + 5.75%; 1.00% Floor	12/20/2022	566	136	138
ATX Networks Corp.	Communications Equipment	9.80%	L + 7.00% (Incl. 1.00% PIK); 1.00% Floor	06/11/2021	14,976	14,903	14,078
ATX Networks Corp.	Communications Equipment	9.80%	L + 7.00% (Incl. 1.00% PIK); 1.00% Floor	06/11/2021	952	936	895
Badger Sportswear, Inc.	Textiles, Apparel & Luxury Goods	7.02%	L + 4.50%; 1.00% Floor	09/11/2023	14,660	14,555	14,367
Barbri, Inc.	Media	6.60%	L + 4.25%; 1.00% Floor	12/01/2023	12,486	12,434	12,174
CST Buyer Company	Diversified Consumer Services	7.52%	L + 5.00%; 1.00% Floor	03/01/2023	18,671	18,290	18,438
CST Buyer Company(1) (2)	Diversified Consumer Services		L + 5.00%; 1.00% Floor	03/01/2023	1,800	(35)	(22)
DBRS Limited	Capital Markets	7.96%	L + 5.25%; 1.00% Floor	03/04/2022	11,550	11,490	11,377
DiscoverOrg, LLC(3)	Software	7.03%	L + 4.50%; 1.00% Floor	08/25/2023	7,900	7,868	7,861
Drilling Info Holdings, Inc.	Oil & Gas	6.77%	L + 4.25%	07/30/2025	17,001	16,920	16,895
Drilling Info Holdings, Inc.(1) (2)	Oil & Gas		L + 4.25%	07/30/2025	1,460	(7)	(9)
FWR Holding Corporation	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	8,989	8,806	8,809
FWR Holding Corporation	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	1,791	1,756	1,755

Portfolio Company	Industry	Interest Rate(+)	Reference Rate and Spread(+)	Maturity	Par Amount	Cost	Fair Value
FWR Holding Corporation	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	$1,135	$1,113	$1,113
FWR Holding Corporation(1)	Hotels, Restaurants & Leisure	10.25%	P + 4.75%; 2.00% Floor	08/21/2023	1,175	417	417
GH Holding Company	Real Estate Management & Development	7.02%	L + 4.50%	02/28/2023	14,888	14,824	14,813
GI Revelation Acquisition LLC	Internet Software & Services	7.52%	L + 5.00%	04/16/2025	9,459	9,415	9,281
GK Holdings, Inc.	IT Services	8.80%	L + 6.00%; 1.00% Floor	01/20/2021	17,280	17,232	15,725
GlobalTranz Enterprises, Inc.	Road & Rail	6.77%	L + 4.25%	06/29/2025	21,945	21,840	21,835
GlobalTranz Enterprises, Inc.(1) (2)	Road & Rail		L + 4.25%	06/29/2025	4,000	—	(20)
Halo Branded Solutions, Inc.	Commercial Services & Supplies	7.02%	L + 4.50%; 1.00% Floor	06/30/2025	10,503	10,403	10,188
Halo Branded Solutions, Inc.	Commercial Services & Supplies	7.02%	L + 4.50%; 1.00% Floor	06/30/2025	4,423	4,380	4,290
HC Group Holdings III, Inc.	Health Care Providers & Services	6.27%	L + 3.75%	04/07/2022	8,708	8,684	8,599
Hygiena Borrower LLC(3)	Life Sciences Tools & Services	6.80%	L + 4.00%; 1.00% Floor	08/26/2022	17,762	17,623	17,406
Hygiena Borrower LLC(1) (2) (3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	288	(2)	(6)
Hygiena Borrower LLC(1) (2) (3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	1,867	(20)	(37)
Jill Acquisition LLC	Textiles, Apparel & Luxury Goods	7.53%	L + 5.00%; 1.00% Floor	05/08/2022	13,839	13,774	13,620
Lattice Semiconductor Corporation	Semiconductors & Semiconductor Equipment	6.63%	L + 4.25%; 1.00% Floor	03/10/2021	9,212	9,122	9,212
Output Services Group, Inc.	Diversified Consumer Services	6.77%	L + 4.25%; 1.00% Floor	03/27/2024	6,978	6,951	6,751
Output Services Group, Inc.(1) (2)	Diversified Consumer Services		L + 4.25%; 1.00% Floor	03/27/2024	1,026	—	(33)
Pharmalogic Holdings Corp.	Health Care Equipment & Supplies	6.52%	L + 4.00%	06/11/2023	6,542	6,528	6,526
Pharmalogic Holdings Corp.	Health Care Equipment & Supplies	6.52%	L + 4.00%	06/11/2023	1,878	1,874	1,874
Pharmalogic Holdings Corp.(1) (2)	Health Care Equipment & Supplies		L + 4.00%	06/11/2023	3,537	(8)	(9)
Professional Physical Therapy(4)	Health Care Providers & Services		L + 7.50% PIK; 1.00% Floor	12/16/2022	11,265	10,283	9,350
Regulatory DataCorp, Inc.	Diversified Financial Services	7.02%	L + 4.50%; 1.00% Floor	09/21/2022	4,962	4,962	4,863
SciQuest, Inc.	Internet Software & Services	6.53%	L + 4.00%; 1.00% Floor	12/28/2024	19,850	19,763	19,453
SMS Systems Maintenance Services, Inc.	IT Services	7.52%	L + 5.00%; 1.00% Floor	10/30/2023	14,700	14,644	10,924
Stackpath, LLC	Internet Software & Services	7.59%	L + 5.00%; 1.00% Floor	02/03/2023	16,703	16,580	16,034
Tronair Parent Inc.	Air Freight & Logistics	7.56%	L + 4.75%; 1.00% Floor	09/08/2023	13,685	13,589	13,138
U.S. Acute Care Solutions, LLC	Health Care Providers & Services	7.52%	L + 5.00%; 1.00% Floor	05/14/2021	12,740	12,665	12,676
VRC Companies, LLC(3)	Commercial Services & Supplies	9.02%	L + 6.50%; 1.00% Floor	03/31/2023	27,361	26,966	27,087
VRC Companies, LLC(1) (3)	Commercial Services & Supplies	9.45%	L + 6.50%; 1.00% Floor	03/31/2022	1,412	699	706

Total 1st Lien/Senior Secured Debt						438,528	428,659

Portfolio Company	Industry	Interest Rate(+)	Reference Rate and Spread(+)	Maturity	Par Amount	Cost	Fair Value

1st Lien/Last-Out Unitranche (5)
ASC Acquisition Holdings, LLC(3)	Distributors	10.03%	L + 7.50%; 1.00% Floor	12/15/2021	$8,063	$8,010	$7,861

Total 1st Lien/Last-Out Unitranche						8,010	7,861

2nd Lien/Senior Secured Debt
DiscoverOrg, LLC(3)	Software	11.03%	L + 8.50%; 1.00% Floor	02/23/2024	10,500	10,370	10,421
GK Holdings, Inc.	IT Services	13.05%	L + 10.25%; 1.00% Floor	01/20/2022	6,000	5,935	4,860

Total 2nd Lien/Senior Secured Debt						16,305	15,281

Total Corporate Debt						462,843	451,801

	Yield	Shares	Cost	Fair Value
Investments in Affiliated Money Market Fund
Goldman Sachs Financial Square Government Fund - Institutional Shares^^^	2.34%(6)	5,292,068	$5,292	$5,292

Total Investments in Affiliated Money Market Fund			5,292	5,292

TOTAL INVESTMENTS			$468,135	$457,093

^^^	While representing less than 5% of the portfolio company’s outstanding voting securities, the portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940.
(+)	The terms in the Schedule above disclose the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2018, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 3.01%, 2.88%, 2.81%, 2.61%, 2.50% and 2.41%, respectively. As of December 31, 2018, P was 5.50%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2018.
(1)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated.
(2)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.
(3)	The Company also holds a portion of senior secured debt in this portfolio company.
(4)	The investment is on non-accrual status as of December 31, 2018.
(5)	In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.
(6)	The rate shown is the annualized seven-day yield as of December 31, 2018.

PIK – Payment-In-Kind

Below is selected balance sheet information for the Senior Credit Fund as of December 31, 2018:

As of December 31, 2018
Selected Balance Sheet Information
Total investments, at fair value	$457,093
Cash and other assets	42,847

Total assets	$499,940

Debt(1)	$298,339
Other liabilities	8,689

Total liabilities	$307,028

Members’ equity	192,912

Total liabilities and members’ equity	$499,940

(1)	Net of deferred financing costs for the SPV I Term Loan Facility, which were in the amount of $2,161 as of December 31, 2018.

Below is selected statements of operations information for the Senior Credit Fund for the nine months ended September 30, 2019 and the three and nine months ended September 30, 2018:

	For the Nine Months Ended September 30, 2019*	For the Three Months Ended September 30, 2018	For the Nine Months Ended September 30, 2018
Selected Statements of Operations Information:
Total investment income	$12,818	$10,299	$29,469

Expenses:
Interest and other debt expenses	$10,566	$4,112	$11,362
Professional fees	449	126	538
Administration and custodian fees	156	100	295
Other expenses	2	24	53

Total expenses	$11,173	$4,362	$12,248

Total net income	$1,645	$5,937	$17,221

*	Senior Credit Fund ceased operations effective May 8, 2019.

5. FAIR VALUE MEASUREMENT

The fair value of a financial instrument is the amount that would be received to sell an asset or would be paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).

The fair value hierarchy under ASC 820 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

Basis of Fair Value Measurement

Level 1 – Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

Level 2 – Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The types of financial instruments in this category include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3 – Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Note 2 “Significant Accounting Policies” should be read in conjunction with the information outlined below.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 2 Instruments.

Level 2 Instruments	Valuation Techniques and Significant Inputs
Equity and Fixed Income

The types of instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency include commercial paper, most government agency obligations, most corporate debt securities, certain mortgage-backed securities, certain bank loans, less liquid publicly listed equities, certain state and municipal obligations, certain money market instruments and certain loan commitments.

Valuations of Level 2 Equity and Fixed Income instruments can be verified to quoted prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations (e.g. indicative or firm) and the relationship of recent market activity to the prices provided from alternative pricing sources.

Derivative Contracts	OTC derivatives (both centrally cleared and bilateral) are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources with reasonable levels of price transparency. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 3 Instruments.

Level 3 Instruments	Valuation Techniques and Significant Inputs
Bank Loans, Corporate Debt, and Other Debt Obligations	Valuations are generally based on discounted cash flow techniques, for which the significant inputs are the amount and timing of expected future cash flows, market yields and recovery assumptions. The significant inputs are generally determined based on relative value analyses, which incorporate comparisons both to credit default swaps that reference the same underlying credit risk and to other debt instruments for the same issuer for which observable prices or broker quotes are available. Other valuation methodologies are used as appropriate including market comparables, transactions in similar instruments and recovery/liquidation analysis.
Equity

Recent third-party investments or pending transactions are considered to be the best evidence for any change in fair value. When these are not available, the following valuation methodologies are used, as appropriate and available:

•  Transactions in similar instruments;

•  Discounted cash flow techniques;

•  Third party appraisals; and

•  Industry multiples and public comparables.

Evidence includes recent or pending reorganizations (for example, merger proposals, tender offers and debt restructurings) and significant changes in financial metrics, including:

•  Current financial performance as compared to projected performance;

•  Capitalization rates and multiples; and

•  Market yields implied by transactions of similar or related assets.

The tables below present the ranges of significant unobservable inputs used to value the Company’s Level 3 assets and liabilities as of September 30, 2019 and December 31, 2018. These ranges represent the significant unobservable inputs that were used in the valuation of each type of instrument, but they do not represent a range of values for any one instrument. For example, the lowest yield in 1st Lien/Senior Secured Debt is appropriate for valuing that specific debt investment, but may not be appropriate for valuing any other debt investments in this asset class. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 assets and liabilities.

Level 3 Instruments	Level 3 Assets as of September 30, 2019(1)	Significant Unobservable Inputs by Valuation Techniques(2)	Range(3) of Significant Unobservable Inputs (Weighted Average(4)) as of September 30, 2019
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured $751,943	Discounted cash flows: • Discount Rate	5.4% – 23.1% (9.1%)
Collateral analysis:
		• Recovery Rate	100.0%
	1st Lien/Last-Out Unitranche	Discounted cash flows:
	$35,290	• Discount Rate	8.1% – 9.8% (9.4%)
	2nd Lien/Senior Secured	Discounted cash flows:
	$193,781	• Discount Rate	9.5% – 10.4% (10.0%)
Comparable multiples:
		• EV/EBITDA(5)	11.1x – 12.3x (8.0x)
Collateral analysis:
		• Recovery Rate	70.4%
	Unsecured Debt	Discounted cash flows:
	$7,047	• Discount Rate	11.9% – 12.0% (11.9%)
Collateral analysis:
		• Recovery Rate	100.0%
Equity	Preferred Stock	Comparable multiples:
	$49,709	• EV/Revenue	1.1x – 3.4x (1.3x)
Comparable multiples:
		• EV/EBITDA(5)	7.0x – 19.8x (9.0x)
	Common Stock	Discounted cash flows:
	$49,965	• Discount Rate	14.7% – 31.1% (24.4%)
Comparable multiples:
		• EV/Revenue	0.6x – 9.5x (7.8x)
Comparable multiples:
		• EV/EBITDA(5)	3.0x – 16.6x (7.7x)

(1)	Included within Level 3 Assets of $1,286,073 is an amount of $198,338 for which the Investment Adviser did not develop the unobservable inputs (examples include single source broker quotations, third party pricing, and prior transactions).
(2)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
(3)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.

(4)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(5)	Enterprise value of portfolio company as a multiple of earnings before interest, taxes, depreciation and amortization (“EBITDA”).

Level 3 Instruments	Level 3 Assets as of December 31, 2018(1)	Significant Unobservable Inputs by Valuation Techniques(2)	Range(3) of Significant Unobservable Inputs (Weighted Average(4)) as of December 31, 2018
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured $608,844	Discounted cash flows: • Discount Rate	8.4% – 24.5% (11.6%)
Collateral analysis:
		• Recovery Rate	95.3%
	1st Lien/Last-Out Unitranche	Discounted cash flows:
	$106,879	• Discount Rate	9.3% – 16.1% (11.8%)
Collateral analysis:
		• Recovery Rate	83.5% – 100.0% (85.4%)
	2nd Lien/Senior Secured	Discounted cash flows:
	$263,142	• Discount Rate	10.7% – 16.5% (11.6%)
Comparable multiples:
		• EV/EBITDA(5)	7.0x – 17.5x (8.3x)
Collateral analysis:
		• Recovery Rate	71.8%
	Unsecured Debt	Discounted cash flows:
	$6,697	• Discount Rate	12.1% – 12.3% (12.2%)
Collateral analysis:
		• Recovery Rate	100.0%
Equity	Preferred Stock	Comparable multiples:
	$19,634	• EV/EBITDA(5)	6.8x – 18.9x (9.1x)
	Common Stock	Discounted cash flows:
	$19,674	• Discount Rate	14.6% – 31.0% (24.4%)
Comparable multiples:
		• EV/Revenue	0.4x – 1.6x (0.6x)
Comparable multiples:
		• EV/EBITDA(5)	5.5x – 13.0x (6.9x)

(1)	Included within Level 3 assets of $1,216,894 is an amount of $192,024 for which the Investment Adviser did not develop the unobservable inputs (examples include single source broker quotations, third party pricing, and prior transactions).
(2)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
(3)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.
(4)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(5)	Enterprise value of portfolio company as a multiple of EBITDA.

As noted above, the income and market approaches were used in the determination of fair value of certain Level 3 assets as of September 30, 2019 and December 31, 2018. The significant unobservable inputs used in the income approach are the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. An increase in the discount rate or market yield would result in a decrease in the fair value. Included in the consideration and selection of discount rates is risk of default, rating of the investment, call provisions and comparable company investments. The significant unobservable inputs used in the market approach are based on market comparable transactions and market multiples of publicly traded comparable companies. Increases or decreases in market comparable transactions or market multiples would result in an increase or decrease, respectively, in the fair value.

The following is a summary of the Company’s assets categorized within the fair value hierarchy as of September 30, 2019:

Assets	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured Debt	$–	$88,719	$948,031	$1,036,750
1st Lien/Last-Out Unitranche	–	–	35,290	35,290
2nd Lien/Senior Secured Debt	–	55,214	196,031	251,245
Unsecured Debt	–	–	7,047	7,047
Preferred Stock	–	–	49,709	49,709
Common Stock	149	–	49,965	50,114

Total assets	$149	$143,933	$1,286,073	$1,430,155

Derivatives	Level 1	Level 2	Level 3	Total
Foreign currency forward contracts (asset)(1)	$–	$179	$–	$179

Total	$–	$179	$–	$179

(1)	Amounts disclosed represent the unrealized appreciation on the foreign currency forward contracts.

The following is a summary of the Company’s assets categorized within the fair value hierarchy as of December 31, 2018:

Assets	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured Debt	$–	$18,400	$711,204	$729,604
1st Lien/Last-Out Unitranche	–	–	106,879	106,879
2nd Lien/Senior Secured Debt	–	43,190	348,741	391,931
Unsecured Debt	–	–	6,697	6,697
Preferred Stock	–	–	21,534	21,534
Common Stock	–	504	21,839	22,343

Subtotal	$–	$62,094	$1,216,894	$1,278,988

Investments measured at NAV(1)				96,456

Total assets				$1,375,444

(1)	Includes equity investment in the Senior Credit Fund.

Derivatives	Level 1	Level 2	Level 3	Total
Foreign currency forward contracts (asset)(1)	$–	$89	$–	$89
Total	$–	$89	$–	$89

(1)	Amounts disclosed represent the unrealized appreciation on the foreign currency forward contracts.

The following is a reconciliation of Level 3 assets for the nine months ended September 30, 2019:

Level 3	Beginning Balance as of January 1, 2019	Purchases(1)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(2)	Sales and Settlements(1)	Net Amortization of Premium/ Discount	Transfers In	Transfers Out	Ending Balance as of September 30, 2019
1st Lien/Senior Secured Debt	$711,204	$506,376	$14	$(2,296)	$(274,131)	$6,864	$–	$–	$948,031
1st Lien/Last-Out Unitranche	106,879	1,015	(6,915)	7,102	(73,121)	330	–	–	35,290
2nd Lien/Senior Secured Debt	348,741	5,828	(33,239)	7,904	(120,954)	1,823	–	(14,072)	196,031
Unsecured Debt	6,697	336	–	14	–	–	–	–	7,047
Preferred Stock	21,534	25,000	(187)	3,362	–	–	–	–	49,709
Common Stock	21,839	30,070	(3)	(1,941)	–	–	–	–	49,965

Total assets	$1,216,894	$568,625	$(40,330)	$14,145	$(468,206)	$9,017	$–	$(14,072)	$1,286,073

(1)	Purchases may include PIK and securities received in corporate actions and restructurings. Sales and Settlements may include securities delivered in corporate actions and restructuring of investments.
(2)	Change in unrealized appreciation (depreciation) relating to assets still held at September 30, 2019 totaled $(9,054) consisting of the following: 1st Lien/Senior Secured Debt $(2,558), 1st Lien/Last-Out Unitranche $(24), 2nd Lien/Senior Secured Debt $(7,718), Unsecured Debt $14, Preferred Stock $3,175 and Common Stock $(1,943).

The following is a reconciliation of Level 3 assets for the nine months ended September 30, 2018:

Level 3	Beginning Balance as of January 1, 2018	Purchases(1)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(2)	Sales and Settlements(1)	Net Amortization of Premium/ Discount	Transfers In	Transfers Out	Ending Balance as of September 30, 2018
1st Lien/Senior Secured Debt	$387,473	$219,622	$4	$(314)	$(17,959)	$1,836	$–	$–	$590,662
1st Lien/Last-Out Unitranche	273,965	26,224	–	(565)	(170,254)	2,713	–	–	132,083
2nd Lien/Senior Secured Debt	374,915	90,064	–	(1,041)	(72,990)	2,056	18,545	–	411,549
Unsecured Debt	3,900	2,489	–	–	–	–	–	–	6,389
Preferred Stock	12,836	3,200	–	1,571	–	–	–	–	17,607
Common Stock	22,606	3,533	1,550	(5,151)	(2,150)	–	–	–	20,388

Total assets	$1,075,695	$345,132	$1,554	$(5,500)	$(263,353)	$6,605	$18,545	$–	$1,178,678

(1)	Purchases may include PIK and securities received in corporate actions and restructurings. Sales and Settlements may include securities delivered in corporate actions and restructuring of investments.
(2)	Change in unrealized appreciation (depreciation) relating to assets still held at September 30, 2018 totaled $(5,367) consisting of the following: 1st Lien/Senior Secured Debt $(314), 1st Lien/Last-Out Unitranche $(475), 2nd Lien/Senior Secured Debt $(998), Unsecured Debt $0, Preferred Stock $1,571 and Common Stock $(5,151).

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. For the nine months ended September 30, 2019, transfers from Level 3 to Level 2 were primarily due to increased price transparency. For the nine months ended September 30, 2018, transfers from Level 2 to Level 3 were primarily due to decreased price transparency.

Debt Not Carried at Fair Value

The fair value of the Revolving Credit Facility, which would be categorized as Level 3 within the fair value hierarchy as of September 30, 2019 and December 31, 2018, approximates its carrying value. The fair value of the Company’s Convertible Notes, which would be categorized as Level 2 within the fair value hierarchy, as of September 30, 2019 and December 31, 2018 was $159,844 and $151,125, respectively, based on broker quotes received by the Company.

6. DEBT

On June 15, 2018, the Company’s stockholders approved the application of the reduced asset coverage requirements in Section 61(a)(2) of the Investment Company Act to the Company. As a result of this approval, the Company is now permitted to borrow amounts such that its asset coverage ratio, as defined in the Investment Company Act, is at least 150% after such borrowing (if certain requirements are met), rather than 200%, as previously required. As of September 30, 2019 and December 31, 2018, the Company’s asset coverage ratio based on the aggregate amount outstanding of senior securities was 193% and 206%, respectively.

The Company’s outstanding debt as of September 30, 2019 and December 31, 2018 was as follows:

	As of
	September 30, 2019			December 31, 2018
	Aggregate Borrowing Amount Committed	Amount Available	Carrying Value(4)	Aggregate Borrowing Amount Committed	Amount Available	Carrying Value(4)
Revolving Credit Facility(1)(2)	$795,000	$216,211	$576,836	$695,000	$186,049	$509,419
Convertible Notes(3)	155,000	–	150,906	155,000	–	149,682

Total Debt	$950,000	$216,211	$727,742	$850,000	$186,049	$659,101

(1)	Provides, under certain circumstances, a total borrowing capacity of $1,000,000.
(2)	The Company may borrow amounts in USD or certain other permitted currencies. As of September 30, 2019, the Company had outstanding borrowings denominated in USD of $540,050 and in Euros (EUR) of EUR 33,750. As of December 31, 2018, the Company had outstanding borrowings denominated in USD of $470,750 and in Euros (EUR) of EUR 33,750.
(3)	The carrying value of the Company’s Convertible Notes is presented net of unamortized debt issuance costs of $2,954 and OID net of accretion of $1,140 as of September 30, 2019, and net of unamortized debt issuance costs of $3,862 and OID net of accretion of $1,456 as of December 31, 2018.
(4)	Debt outstanding denominated in currencies other than USD have been converted to USD using the applicable foreign currency exchange rate as of September 30, 2019 and December 31, 2018.

The combined weighted average interest rate of the aggregate borrowings outstanding for the nine months ended September 30, 2019 and the year ended December 31, 2018 was 4.35% and 4.10% respectively.

Revolving Credit Facility

On September 19, 2013, the Company entered into a Revolving Credit Facility with various lenders. SunTrust Bank serves as administrative agent and Bank of America, N.A. serves as syndication agent under the Revolving Credit Facility. The Company has amended and restated the Revolving Credit Facility on October 3, 2014, November 3, 2015, December 16, 2016, February 21, 2018 and September 17, 2018.

The aggregate committed borrowing amount under the Revolving Credit Facility is $795,000. The Revolving Credit Facility includes an uncommitted accordion feature that allows the Company, under certain circumstances, to increase the borrowing capacity of the Revolving Credit Facility up to $1,000,000.

Borrowings denominated in USD, including amounts drawn in respect of letters of credit, bear interest (at the Company’s election) of either (i) LIBOR plus a margin of either 1.75% or 2.00%, subject to borrowing base conditions or (ii) an alternative base rate, which is the higher of the Prime Rate, Federal Funds Rate plus 0.50% or overnight LIBOR plus 1.00%, plus either 0.75% or 1.00%, subject to borrowing base conditions. Borrowings denominated in EUR bear interest (at the company’s election) of EUR LIBOR plus a margin of either 1.75% or 2.00%, subject to borrowing base conditions. The Company may elect either the LIBOR, EUR LIBOR, or an alternative base rate at the time of borrowing, and borrowings may be converted from one rate to another at any time, subject to certain conditions. Interest is payable quarterly in arrears. The Company pays a fee of 0.375% per annum on committed but undrawn amounts under the Revolving Credit Facility, payable quarterly in arrears. Any amounts borrowed under the Revolving Credit Facility will mature, and all accrued and unpaid interest will be due and payable, on February 21, 2023.

The Revolving Credit Facility may be guaranteed by certain of the Company’s domestic subsidiaries, including any that are formed or acquired by the Company in the future (collectively, the “Guarantors”). Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The Company’s obligations to the lenders under the Revolving Credit Facility are secured by a first priority security interest in substantially all of the Company’s portfolio of investments and cash, with certain exceptions. The Revolving Credit Facility contains certain covenants, including: (i) maintaining a minimum stockholder’s equity of $500,000 plus 25% of net proceeds of the sale of equity interests after February 21, 2018, (ii) maintaining a minimum asset coverage ratio of at least 150%, (iii) maintaining a minimum asset coverage ratio of 200% with respect to the consolidated assets (with certain limitations on the contribution of equity in financing subsidiaries as specified therein) of the Company and its subsidiary guarantors to the secured debt of the Company and its subsidiary guarantors, (iv) maintaining a minimum Company net worth of at least $350,000, (v) maintaining a minimum liquidity test of at least 10% of the covered debt amount during any period when the adjusted covered debt balance is greater than 90% of the adjusted borrowing base, as defined in the Revolving Credit Facility, and (vi) complying with restrictions on industry concentrations in the Company’s investment portfolio. The Company is in compliance with these covenants.

Costs of $12,093 were incurred in connection with obtaining and amending the Revolving Credit Facility, which have been recorded as deferred financing costs on the Consolidated Statements of Assets and Liabilities and are being amortized over the life of the Revolving Credit Facility using the straight-line method. As of September 30, 2019 and December 31, 2018, deferred financing costs were $4,790 and $5,436, respectively.

The summary information of the Revolving Credit Facility for the three and nine months ended September 30, 2019 and 2018 is as follows:

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Borrowing interest expense	$7,220	$3,578	$19,827	$11,307
Facility fees	156	379	506	878
Amortization of financing costs	363	337	1,061	982

Total	$7,739	$4,294	$21,394	$13,167

Weighted average interest rate	4.19%	4.04%	4.32%	3.88%
Average outstanding balance	$683,367	$351,357	$614,321	$389,819

Convertible Notes

On October 3, 2016, the Company closed an offering of $115,000 aggregate principal amount of unsecured Convertible Notes, which includes $15,000 aggregate principal amount issued pursuant to the initial purchasers’ exercise in full of an over-allotment option (the “Initial Convertible Notes”). The sale of the Initial Convertible Notes generated net proceeds of approximately $110,900. The Company used the net proceeds of the offering to pay down debt under the Revolving Credit Facility.

On July 2, 2018, the Company closed an additional offering of $40,000 aggregate principal amount of Convertible Notes (the “Additional Convertible Notes” and together with Initial Convertible Notes, the “Convertible Notes”). The Additional Convertible Notes have identical terms, are fungible with and are part of the Initial Convertible Notes. The sale of the Additional Convertible Notes generated net proceeds of approximately $38,569. The Company used the net proceeds of the offering to pay down debt under the Revolving Credit Facility.

The Convertible Notes were issued pursuant to an indenture between the Company and Wells Fargo Bank, National Association, as Trustee. Wells Fargo Bank, National Association and/or its affiliates provide bank lending and distribution services to certain Goldman Sachs funds. The Convertible Notes bear interest at a rate of 4.50% per year, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2017. The Convertible Notes will mature on April 1, 2022, unless repurchased or converted in accordance with their terms prior to such date. In certain circumstances, the Convertible Notes will be convertible into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, based on an initial conversion rate of 40.8397 shares of the Company’s common stock per one thousand dollars principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $24.49 per share of common stock, subject to customary anti-dilution adjustments and the other terms of the indenture governing the Convertible Notes. The conversion price is approximately 10.0% above the $22.26 per share closing price of the Company’s common stock on September 27, 2016 and 16.7% above the $20.99 per share closing price of our common stock on June 26, 2018. The Company will not have the right to redeem the Convertible Notes prior to maturity.

Holders may convert their notes at their option at any time prior to the close of business on the business day immediately preceding October 1, 2021 only under the following circumstances: (1) during any calendar quarter, if the last reported sale price of the Company’s common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per one thousand dollars principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. On or after October 1, 2021, until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the occurrence or nonoccurrence of any of the foregoing circumstances.

The Convertible Notes are accounted for in accordance with ASC Topic 470-20, Debt with Conversion and Other Options. Upon conversion of any of the Convertible Notes, the Company intends to pay the outstanding principal amount in cash and, to the extent that the conversion value exceeds the principal amount, has the option to pay the excess amount in cash or shares of the Company’s common stock (or a combination of cash and shares), subject to the requirements of the indenture governing the Convertible Notes. The Company has determined that the embedded conversion options in the Convertible Notes are not required to be separately accounted for as derivatives under ASC Topic 815, Derivatives and Hedging. At the time of issuance the values of the debt and equity components of the Initial Convertible Notes and Additional Convertible Notes were approximately 99.4% and 0.6%, and 97.9% and 2.1%, respectively.

The OID equal to the equity component of the Convertible Notes was recorded in “paid-in capital in excess of par” in the accompanying Consolidated Statements of Assets and Liabilities. The Company records interest expense comprised of both stated interest and amortization of the OID. At the time of issuance, the equity components of the Initial Convertible Notes and the Additional Convertible Notes were $743 and $836, respectively. Additionally, the issuance costs associated with the Convertible Notes were allocated to the debt and equity components in proportion to the allocation of the values at the time of issuance and accounted for as debt issuance costs and equity issuance costs, respectively.

As of September 30, 2019 and December 31, 2018, the components of the carrying value of the Convertible Notes were as follows:

	September 30, 2019	December 31, 2018
Principal amount of debt	$155,000	$155,000
OID, net of accretion	1,140	1,456
Unamortized debt issuance costs	2,954	3,862

Carrying value	$150,906	$149,682

Stated interest rate	4.50%	4.50%
Effective interest rate (stated interest rate plus accretion of OID)	4.77%	4.76%

For the three and nine months ended September 30, 2019 and 2018, the components of interest and other debt expenses related to the Convertible Notes were as follows:

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Borrowing interest expense	$1,744	$1,739	$5,232	$4,326
Accretion of OID	107	101	316	164
Amortization of debt issuance costs	306	299	908	671

Total	$2,157	$2,139	$6,456	$5,161

7. DERIVATIVES

The Company enters into foreign currency forward contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies.

In order to better define its contractual rights and to secure rights that will help the Company mitigate its counterparty risk, the Company may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Company and a counterparty that governs OTC derivatives, including foreign currency forward contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Company and cash collateral received from the counterparty, if any, is included in the Consolidated Statements of Assets and Liabilities as due to/due from broker. The Company minimizes counterparty credit risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For the three and nine months ended September 30, 2019, the Company’s average USD notional exposure to foreign currency forward contracts was $2,159 and $2,811, respectively. The Company did not hold any derivative instruments prior to August 8, 2018.

The following table sets forth the Company’s net exposure to foreign currency forward contracts that are subject to ISDA Master Agreements or similar agreements as of September 30, 2019.

Counterparty	Gross Amount of Assets on the Consolidated Statements of Assets and Liabilities	Gross Amount of (Liabilities) on the Consolidated Statements of Assets and Liabilities	Net Amount of Assets or (Liabilities) Presented on the Consolidated Statements of Assets and Liabilities	Collateral (Received) Pledged(1)	Net Amounts(2)
Bank of America, N.A.	$179	$–	$179	$–	$179

Total	$179	$–	$179	$–	$179

(1)	Amount excludes excess cash collateral paid.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual setoff rights under the agreement. Net amount excludes any over-collateralized amounts.

The following table sets forth the Company’s net exposure to foreign currency forward contracts that are subject to ISDA Master Agreements or similar agreements as of December 31, 2018.

Counterparty	Gross Amount of Assets on the Consolidated Statements of Assets and Liabilities	Gross Amount of (Liabilities) on the Consolidated Statements of Assets and Liabilities	Net Amount of Assets or (Liabilities) Presented on the Consolidated Statements of Assets and Liabilities	Collateral (Received) Pledged(1)	Net Amounts(2)
Bank of America, N.A.	$89	$–	$89	$–	$89

Total	$89	$–	$89	$–	$89

(1)	Amount excludes excess cash collateral paid.
(2)

Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual setoff rights under the agreement. Net amount excludes any over-collateralized amounts.

For the three and nine months ended September 30, 2019 and 2018, the effect of transactions in derivative instruments to the Consolidated Statements of Operations was as follows:

	For the Three Months Ended September 30,		For the nine months ended September 30,
	2019	2018	2019	2018
Net realized gain (loss) on foreign currency forward contracts	$39	$–	$91	$–

Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	57	2	90	2

Total net realized and unrealized gains (losses) on foreign currency forward contracts	$96	$2	$181	$2

8. COMMITMENTS AND CONTINGENCIES

Commitments

The Company may enter into investment commitments through signed commitment letters which in certain circumstances may be disclosed by the Company. In many circumstances, borrower acceptance and final terms are subject to transaction-related contingencies. These are disclosed as commitments upon execution of a final agreement. As of September 30, 2019, the Company believed that it had adequate financial resources to satisfy its unfunded commitments. As of the dates indicated, the Company had the following unfunded commitments by investment types:

	September 30, 2019			December 31, 2018
	Commitment Expiration Date(1)	Unfunded Commitment(2)	Fair Value(3)	Commitment Expiration Date(1)	Unfunded Commitment(2)	Fair Value(3)
1st Lien/Senior Secured Debt
Legacy Buyer Corp.	10/24/2019	$2,500	$–	10/24/2019	$2,500	$–
Mailgun Technologies, Inc.	12/10/2019	2,756	–	–	–	–
Output Services Group, Inc.	3/27/2020	513	(72)	–	–	–
Gastro Health Holdco, LLC	4/13/2020	4,876	(85)	–	–	–
Ansira Partners, Inc.	4/16/2020	96	–	–	–	–
Businessolver.com, Inc.	5/15/2020	533	(9)	5/15/2020	1,398	(28)
Hygiena Borrower LLC	6/29/2020	715	(14)	6/29/2020	567	(11)
Convene 237 Park Avenue, LLC	8/30/2020	6,220	(62)	–	–	–
Diligent Corporation	12/19/2020	5,994	(60)	12/19/2020	9,590	(120)
Pathway Vet Alliance LLC	12/21/2020	382	(4)	–	–	–
Brillio, LLC	2/6/2021	1,510	(15)	–	–	–
CorePower Yoga LLC	5/14/2021	1,806	(27)	–	–	–
CFS Management, LLC	7/1/2021	1,418	(14)	–	–	–
Associations, Inc.	7/30/2021	1,241	(12)	7/30/2021	1,892	(19)
The Center for Orthopedic and Research Excellence, Inc.	8/15/2021	4,643	(41)	–	–	–

	September 30, 2019			December 31, 2018
	Commitment Expiration Date(1)	Unfunded Commitment(2)	Fair Value(3)	Commitment Expiration Date(1)	Unfunded Commitment(2)	Fair Value(3)
WebPT, Inc.	8/28/2021	$1,274	$(13)	–	$–	$–
Gastro Health Holdco, LLC	9/13/2021	5,100	(89)	–	–	–
Elemica Parent, Inc.	9/18/2021	560	(7)	–	–	–
Bullhorn, Inc.	10/01/2021	895	–	–	–	–
Netvoyage Corporation	3/24/2022	654	(8)	3/24/2022	654	(8)
VRC Companies, LLC	3/31/2022	294	(2)	3/31/2022	86	(1)
Diligent Corporation	4/14/2022	156	(2)	4/14/2022	780	(10)
Continuum Managed Services LLC	6/8/2022	2,220	–	6/8/2022	2,220	(44)
DDS USA Holding, Inc.	6/30/2022	1,079	(5)	6/30/2022	1,079	(8)
Xactly Corporation	7/29/2022	1,697	(21)	7/29/2022	1,697	(25)
Hygiena Borrower LLC	8/26/2022	1,313	(26)	8/26/2022	380	(8)
Lithium Technologies, Inc.	10/3/2022	2,147	(38)	10/3/2022	2,684	(54)
CST Buyer Company	3/1/2023	900	(4)	–	–	–
Businessolver.com, Inc.	5/15/2023	1,224	(21)	5/15/2023	941	(19)
Integral Ad Science, Inc.	7/19/2023	1,815	(32)	7/19/2023	1,815	(36)
FWR Holding Corporation	8/21/2023	440	(4)	–	–	–
Gastro Health Holdco, LLC	9/4/2023	2,000	(35)	9/4/2023	2,000	(40)
Empirix, Inc.	9/25/2023	1,300	(62)	9/25/2023	1,300	(23)
SPay, Inc.	6/17/2024	380	(12)	6/17/2024	304	(8)
Associations, Inc.	7/30/2024	587	(6)	7/30/2024	587	(6)
WebPT, Inc.	8/28/2024	1,062	(21)	–	–	–
Fenergo Finance 3 Limited	9/5/2024	1,635	(125)	9/5/2024	1,744	(59)
Fenergo Finance 3 Limited	9/5/2024	1,182	(12)	9/5/2024	1,182	(24)
iCIMS, Inc.	9/12/2024	1,868	(33)	9/12/2024	1,868	(37)
MMIT Holdings	11/15/2024	3,188	(56)	11/15/2024	2,550	(51)
Wrike, Inc.	12/31/2024	1,600	(32)	12/31/2024	1,600	(32)
Apptio, Inc.	1/10/2025	2,225	(44)	1/10/2025	2,180	–
Mailgun Technologies, Inc.	3/26/2025	1,530	(31)	–	–	–
Internet Truckstop Group	4/2/2025	1,800	(45)	–	–	–
PlanSource Holdings, Inc.	4/22/2025	3,142	(63)	–	–	–
CorePower Yoga LLC	5/14/2025	678	(10)	–	–	–
Wolfpack IP Co.	6/13/2025	3,169	(63)	–	–	–
Riverpoint Medical, LLC	6/21/2025	1,644	(16)	–	–	–
HS4 AcquisitionCo, Inc.	7/9/2025	1,883	(38)	–	–	–
WorkForce Software, LLC	7/31/2025	771	(15)	–	–	–
The Center for Orthopedic and Research Excellence, Inc.	8/15/2025	1,579	(28)	–	–	–
Elemica Parent, Inc.	9/18/2025	266	(7)	–	–	–
Bullhorn, Inc.	10/01/2025	537	–	–	–	–
VRC Companies, LLC	–	–	–	9/27/2019	872	(9)
Picture Head Midco LLC	–	–	–	3/31/2019	2,540	(51)
SPay, Inc.	–	–	–	6/15/2020	5,663	(143)
Diligent Corporation	–	–	–	8/3/2020	247	(3)
Gastro Health Holdco, LLC	–	–	–	9/4/2020	5,062	(102)
Elemica Parent, Inc.	–	–	–	7/7/2021	6,000	(75)
Datto, Inc.	–	–	–	12/7/2022	2,492	(19)
Picture Head Midco LLC	–	–	–	8/31/2023	1,760	(36)
Apptio, Inc.	–	–	–	1/10/2025	26,162	–

Total 1st Lien/Senior Secured Debt		$90,997	$(1,441)		$94,396	$(1,109)

2nd Lien/Senior Secured Debt
Hygiena Borrower LLC	6/29/2020	$583	$(10)	6/29/2020	$577	$(10)
Genesis Acquisition Co.	7/31/2020	1,800	(45)	7/31/2020	1,777	(49)

Total 2nd Lien/Senior Secured Debt		$2,383	$(55)		$2,354	$(59)

Total		$93,380	$(1,496)		$96,750	$(1,168)

(1)	Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

(2)	Unfunded commitments denominated in currencies other than USD have been converted to USD using the applicable foreign currency exchange rate as of September 30, 2019 and December 31, 2018.
(3)	The fair value is reflected as investments, at fair value in the Consolidated Statements of Assets and Liabilities.

Contingencies

In the normal course of business, the Company enters into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

9. NET ASSETS

Equity Issuances

There were no sales of the Company’s common stock during the nine months ended September 30, 2019 and 2018.

Distributions

The following table reflects the distributions declared on shares of the Company’s common stock during the nine months ended September 30, 2019:

Date Declared	Record Date	Payment Date	Amount Per Share
February 20, 2019	March 29, 2019	April 15, 2019	$0.45
May 7, 2019	June 28, 2019	July 15, 2019	$0.45
July 30, 2019	September 30, 2019	October 15, 2019	$0.45

The following table reflects the distributions declared on shares of the Company’s common stock during the nine months ended September 30, 2018:

Date Declared	Record Date	Payment Date	Amount Per Share
February 21, 2018	March 30, 2018	April 16, 2018	$0.45
May 1, 2018	June 29, 2018	July 16, 2018	$0.45
July 31, 2018	September 28, 2018	October 15, 2018	$0.45

Dividend Reinvestment Plan

Concurrent with the IPO, the Company adopted a dividend reinvestment plan that provides for reinvestment of all cash distributions declared by the Board of Directors, unless a stockholder elects to “opt out” of the plan. As a result, if the Board of Directors declares a cash distribution, then the stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of common stock, rather than receiving the cash distribution.

The following table summarizes shares distributed pursuant to the dividend reinvestment plan during the nine months ended September 30, 2019 to stockholders who had not opted out of the dividend reinvestment plan:

Date Declared	Record Date	Payment Date	Shares
October 30, 2018	December 31, 2018	January 15, 2019	39,591
February 20, 2019	March 29, 2019	April 15, 2019	35,306
May 7, 2019	June 28, 2019	July 15, 2019	35,408

The following table summarizes shares distributed pursuant to the dividend reinvestment plan during the nine months ended September 30, 2018 to stockholders who had not opted out of the dividend reinvestment plan:

Date Declared	Record Date	Payment Date	Shares
October 31, 2017	December 29, 2017	January 16, 2018	23,824
February 21, 2018	March 30, 2018	April 16, 2018	20,916
May 1, 2018	June 29, 2018	July 16, 2018	20,644

10. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted earnings per share for the three and nine months ended September 30, 2019 and 2018:

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Numerator for basic and diluted earnings per share— increase in net assets resulting from operations	$8,900	$19,019	$27,245	$54,937
Denominator for basic and diluted earnings per share—weighted average shares outstanding	40,332,542	40,192,683	40,297,158	40,171,874
Basic and diluted earnings per share	$0.22	$0.47	$0.68	$1.37

For the purpose of calculating diluted earnings per common share, the average closing price of the Company’s common stock for the three and nine months ended September 30, 2019 and 2018 was less than the conversion price for the Convertible Notes outstanding as of September 30, 2019 and 2018, respectively. Therefore, for the three and nine months ended September 30, 2019 and 2018, diluted earnings per share equals basic earnings per share because the underlying shares for the intrinsic value of the embedded options in the Convertible Notes were not dilutive.

11. FINANCIAL HIGHLIGHTS

Below is the schedule of financial highlights of the Company for the nine months ended September 30, 2019 and 2018:

	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Per Share Data:(1)
NAV, beginning of period	$17.65	$18.09
Net investment income	1.50	1.51
Net realized and unrealized gains (losses)(2)	(0.82)	(0.13)
Income tax provision, realized and unrealized gains	–	(0.01)

Net increase (decrease) in net assets resulting from operations	0.68	1.37

Equity component of convertible notes	–	0.02
Distributions declared from net investment income(3)	(1.35)	(1.35)

Total increase (decrease) in net assets	(0.67)	0.04

NAV, end of period	$16.98	$18.13

Market price, end of period	$20.09	$22.18
Shares outstanding, end of period	40,337,930	40,196,049
Weighted average shares outstanding	40,297,158	40,171,874
Total return based on NAV(4)	3.20%	7.35%
Total return based on market value(5)	17.25%	7.11%

Ratio/Supplemental Data (all amounts in thousands except ratios):
Net assets, end of period	$684,839	$728,640
Ratio of net expenses to average net assets(6)	9.84%	9.19%
Ratio of expenses (without incentive fees and interest and other debt expenses) to average net assets(6)	3.15%	3.25%
Ratio of interest and other debt expenses to average net assets(7)	5.35%	3.37%
Ratio of incentive fees to average net assets(7)	1.34%	2.57%
Ratio of total expenses to average net assets(6)	9.84%	9.19%
Ratio of net investment income (loss) to average net assets(6)(8)	11.65%	11.18%
Average debt outstanding	$769,321	$518,152
Average debt per share(9)	$19.09	$12.90
Portfolio turnover	36%	23%

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(2)	The amount shown may not correspond with the aggregate amount for the period as it includes the effect of the timing of the distribution.
(3)	The per share data for distributions declared reflects the actual amount of distributions declared per share for the applicable period.
(4)	Total return based on NAV is calculated as the change in NAV per share during the respective periods, assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan.
(5)	Total return based on market value is calculated as the change in market value per share during the respective periods, assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan.
(6)	Annualized except for certain operating expenses.
(7)	Annualized.
(8)	Annualized except for certain components of other income.
(9)	Average debt per share is calculated as average debt outstanding divided by the weighted average shares outstanding during the applicable period.

12. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated through the date the unaudited consolidated financial statements were issued. Other than the items discussed below, the Company has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

On October 30, 2019 the Board of Directors declared a quarterly distribution of $0.45 per share payable on January 15, 2020 to holders of record as of December 31, 2019.

Management’s Report on Internal Control over Financial Reporting.

GSBD’s management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act). Under the supervision and with the participation of management, including the Chief Executive Officer and Chief Financial Officer, GSBD conducted an evaluation of the effectiveness of its internal control over financial reporting based on the criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on GSBD’s evaluation, management concluded that its internal control over financial reporting was effective as of December 31, 2018.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

The effectiveness of GSBD’s internal control over financial reporting as of December 31, 2018 has been attested to by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report included in this prospectus.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Goldman Sachs BDC, Inc.

Opinions on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Goldman Sachs BDC, Inc. and its subsidiaries (the “Company”) as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2018, including the related notes (collectively referred to as the “consolidated financial statements”). We also have audited the Company’s internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control - Integrated Framework (2013) issued by the COSO.

Basis for Opinions

The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on the Company’s consolidated financial statements and on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 and 2017 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received, we performed other auditing procedures. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2019

We have served as the auditor of one or more investment companies in the following group of business development companies

since 2012 - Goldman Sachs BDC, Inc.,

Goldman Sachs Private Middle Market Credit LLC, and

Goldman Sachs Middle Market Lending Corp.

Goldman Sachs BDC, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

	December 31, 2018	December 31, 2017
Assets
Investments, at fair value
Non-controlled/non-affiliated investments (cost of $1,155,641 and $1,053,226, respectively)	$1,129,036	$1,050,179
Non-controlled affiliated investments (cost of $143,700 and $109,528, respectively)	126,089	95,468
Controlled affiliated investments (cost of $126,217 and $114,911, respectively)	120,319	112,666
Investments in affiliated money market fund (cost of $0 and $11,539, respectively)	–	11,539
Cash	6,113	11,606
Receivable for investments sold	47	–
Unrealized appreciation on foreign currency forward contracts	89	–
Interest and dividends receivable from non-controlled/affiliated investments and non-controlled/non-affiliated investments	6,969	8,302
Dividend receivable from controlled affiliated investments	2,550	2,400
Other income receivable from controlled affiliated investments	–	1,308
Deferred financing costs	5,436	4,847
Deferred offering costs	165	275
Other assets	163	2

Total assets	$1,396,976	$1,298,592

Liabilities
Debt (net of debt issuance costs of $5,318 and $3,724, respectively)	$659,101	$542,526
Interest and other debt expenses payable	2,428	1,688
Management fees payable	3,434	4,647
Incentive fees payable	–	3,180
Distribution payable	18,102	18,059
Accrued offering costs	2	289
Accrued expenses and other liabilities	4,017	2,373

Total liabilities	$687,084	$572,762

Commitments and Contingencies (Note 8)

Net Assets
Preferred stock, par value $0.001 per share (1,000,000 shares authorized, no shares issued and outstanding)	$–	$–
Common stock, par value $0.001 per share (200,000,000 shares authorized, 40,227,625 and 40,130,665 shares issued and outstanding as of December 31, 2018 and December 31, 2017, respectively)	40	40
Paid-in capital in excess of par	802,216	799,936
Distributable earnings	(90,943)	(72,725)
Allocated income tax expense	(1,421)	(1,421)

TOTAL NET ASSETS	$709,892	$725,830

TOTAL LIABILITIES AND NET ASSETS	$1,396,976	$1,298,592

Net asset value per share	$17.65	$18.09

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Investment Income:
From non-controlled/non-affiliated investments:
Interest income	$122,600	$113,402	$109,568
Payment-in-kind	761	–	–
Dividend income	–	–	2,107
Other income	2,064	3,273	2,058

Total investment income from non-controlled/non-affiliated investments	125,425	116,675	113,733
From non-controlled affiliated investments:
Payment-in-kind	6,235	7,198	1,503
Interest income	2,545	1,861	1,026
Dividend income	148	27	46
Other income	37	25	13

Total investment income from non-controlled affiliated investments	8,965	9,111	2,588
From controlled affiliated investments:
Payment-in-kind	1,791	37	–
Dividend income	10,550	9,650	6,575
Other income	–	1,308	2,212

Total investment income from controlled affiliated investments	12,341	10,995	8,787

Total investment income	$146,731	$136,781	$125,108

Expenses:
Interest and other debt expenses	$26,232	$19,607	$14,299
Management fees	15,971	17,828	17,012
Incentive fees	13,988	12,775	10,422
Professional fees	3,083	2,194	2,563
Administration, custodian and transfer agent fees	936	824	865
Directors’ fees	461	716	1,012
Other expenses	1,642	1,292	1,671

Total expenses	$62,313	$55,236	$47,844

NET INVESTMENT INCOME (LOSS) BEFORE TAXES	$84,418	$81,545	$77,264

Income tax expense, including excise tax	$1,582	$1,552	$1,037

NET INVESTMENT INCOME (LOSS) AFTER TAXES	$82,836	$79,993	$76,227

Net realized and unrealized gains (losses) on investment transactions:
Net realized gain (loss) from:
Non-controlled/non-affiliated investments	$1,722	$(63,821)	$(21,994)
Non-controlled affiliated investments	9	(2,492)	–
Foreign currency forward contracts	7	–	–
Foreign currency transactions	(189)	–	–
Net change in unrealized appreciation (depreciation) from:
Non controlled/non-affiliated investments	(23,558)	47,363	(21,154)
Non-controlled affiliated investments	(3,551)	(8,448)	5,501
Controlled affiliated investments	(3,653)	(3,047)	2,072
Foreign currency forward contracts	89	–	–
Foreign currency translations	688	–	–

Net realized and unrealized gains (losses)	$(28,436)	$(30,445)	$(35,575)

(Provision) benefit for taxes on realized gain/loss on investments	$(446)	$–	$–
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	(276)	–	–

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,678	$49,548	$40,652

Net investment income (loss) per share (basic and diluted)	$2.06	$2.07	$2.10
Earnings per share (basic and diluted)	$1.34	$1.28	$1.12
Weighted average shares outstanding	40,184,715	38,633,652	36,317,131

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Statements of Changes in Net Assets

(in thousands, except share and per share amounts)

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Increase (decrease) in net assets resulting from operations:
Net investment income	$82,836	$79,993	$76,227
Net realized gain (loss)	1,549	(66,313)	(21,994)
Net change in unrealized appreciation (depreciation)	(29,985)	35,868	(13,581)
(Provision) benefit for taxes on realized gain/loss on investments	(446)	–	–
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	(276)	–	–

Net increase (decrease) in net assets resulting from operations	$53,678	$49,548	$40,652

Distributions to stockholders from:
Distributable earnings	$(72,339)	$(70,504)	$(65,373)

Total distributions to stockholders	$(72,339)	$(70,504)	$(65,373)

Capital transactions:
Issuance of common stock, net of offering and underwriting costs (0, 3,737,500 and 0, respectively)	$–	$80,288	$–
Equity component of convertible notes	799	–	717
Reinvestment of stockholder distributions (96,960, 61,503 and 24,780 shares, respectively)	1,924	1,361	491

Net increase (decrease) in net assets resulting from capital transactions	$2,723	$81,649	$1,208

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(15,938)	$60,693	$(23,513)

Net assets at beginning of period	$725,830	$665,137	$688,650

Net assets at end of period	$709,892	$725,830	$665,137

Distributions declared per share	$1.80	$1.80	$1.80

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Statements of Cash Flows

(in thousands, except share and per share amounts)

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations:	$53,678	$49,548	$40,652
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments	(450,078)	(569,463)	(310,173)
Payment-in-kind interest capitalized	(8,672)	(7,188)	(2,045)
Investments in affiliated money market fund, net	11,539	(11,538)	10,116
Proceeds from sales of investments and principal repayments	321,717	464,259	195,363
Net realized (gain) loss on investments	(1,731)	66,313	21,994
Net change in unrealized (appreciation) depreciation on investments	30,762	(35,868)	13,581
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts and transactions	(90)	–	–
Amortization of premium and accretion of discount, net	(9,129)	(9,076)	(4,946)
Amortization of deferred financing and debt issuance costs	2,301	1,986	1,399
Amortization of original issue discount on convertible notes	267	117	30
Increase (decrease) in operating assets and liabilities:
(Increase) decrease in receivable for investments sold	(47)	–	313
(Increase) decrease in interest and dividends receivable	1,183	(936)	1,983
(Increase) decrease in other income receivable	1,308	904	(1,531)
(Increase) decrease in other assets	(161)	74	274
Increase (decrease) in interest and other debt expenses payable	661	179	1,130
Increase (decrease) in management fees payable	(1,213)	241	168
Increase (decrease) in incentive fees payable	(3,180)	1,706	1,114
Increase (decrease) in directors’ fees payable	–	(8)	8
Increase (decrease) in accrued expenses and other liabilities	1,644	(547)	(781)

Net cash provided by (used for) operating activities	$(49,241)	$(49,297)	$(31,351)

Cash flows from financing activities:
Proceeds from issuance of common stock (net of underwriting costs)	$–	$81,571	$–
Offering costs paid	(177)	(1,182)	(127)
Distributions paid	(70,372)	(67,433)	(64,871)
Deferred financing and debt issuance costs paid	(3,873)	(118)	(5,546)
Borrowings on debt	483,919	516,850	387,000
Repayments of debt	(365,750)	(473,350)	(303,250)

Net cash provided by (used for) financing activities	$43,747	$56,338	$13,206

Net increase (decrease) in cash	(5,494)	7,041	(18,145)
Effect of foreign exchange rate changes on cash and cash equivalents	1	–	–
Cash, beginning of year	11,606	4,565	22,710

Cash, end of year	$6,113	$11,606	$4,565

Supplemental and non-cash financing activities
Interest expense paid	$22,120	$16,340	$11,174
Accrued but unpaid excise tax expense	$1,787	$1,515	$1,031
Accrued but unpaid deferred financing and debt issuance costs	$79	$–	$60
Accrued but unpaid offering costs	$2	$289	$518
Accrued but unpaid distributions	$18,102	$18,059	$16,349
Reinvestment of stockholder distributions	$1,924	$1,361	$491
Exchange of Investments	$19,915	$65,713	$4,726

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate(+)	Reference Rate and Spread(+)	Maturity	Par Amount(++)	Cost	Fair Value
Investments at Fair Value – 193.75%#
Corporate Debt(1) – 173.98%

1st Lien/Senior Secured Debt – 102.78%
Accuity Delivery Systems, LLC^ (2) (3)	Health Care Providers & Services	9.78%	L + 7.00%; 1.00% Floor	06/13/2023	$10,170	$9,892	$9,890
Apptio, Inc.(2) (4)	IT Services		L + 7.25%; 1.00% Floor	1/10/2025	26,696	—	—
Apptio, Inc.(2) (4)	IT Services		L + 7.25%; 1.00% Floor	1/10/2025	2,225	—	—
Artesyn Embedded Technologies, Inc.(5)	Electronic Equipment, Instruments & Components	9.75%		10/15/2020	20,000	20,000	18,400
Associations, Inc.(2) (3)	Real Estate Management & Development	9.40%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	11,788	11,650	11,671
Associations, Inc.(2) (3) (4)	Real Estate Management & Development	9.40%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	2,938	1,012	1,017
Associations, Inc.(2) (3) (4) (6)	Real Estate Management & Development		L + 4.00%; 1.00% Floor	07/30/2024	587	(7)	(6)
Avenue Stores, LLC(3)	Specialty Retail	10.62%	L + 8.00%; 1.00% Floor	09/18/2020	30,300	29,874	29,467
Businessolver.com, Inc.(2) (3)	Health Care Technology	10.12%	L + 7.50%; 1.00% Floor	05/15/2023	12,549	12,323	12,298
Businessolver.com, Inc.(2) (3) (4)	Health Care Technology	12.00%	P + 6.50%; 2.00% Floor	05/15/2023	1,569	600	596
Businessolver.com, Inc.(2) (3) (4)	Health Care Technology	10.12%	L + 7.50%; 1.00% Floor	05/15/2023	1,882	450	433
Collaborative Imaging, LLC^^^ (2) (3)	Health Care Providers & Services	9.03%	L + 6.50%; 1.00% Floor	03/28/2025	8,900	8,777	8,722
Continuum Managed Services LLC(2) (3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	21,335	20,870	20,908
Continuum Managed Services LLC(2) (3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	6,140	6,017	6,017
Continuum Managed Services LLC(2) (3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	1,800	1,763	1,764
Continuum Managed Services LLC(2) (3) (4) (6)	IT Services		L + 6.00%; 1.00% Floor	06/08/2022	2,220	(42)	(44)
Dade Paper & Bag, LLC(2) (3)	Distributors	10.02%	L + 7.50%; 1.00% Floor	06/10/2024	10,934	10,752	10,769
Dade Paper & Bag, LLC(2) (3)	Distributors	9.52%	L + 7.00%; 1.00% Floor	06/10/2024	1,395	1,382	1,342
Datto, Inc.(2)	IT Services	10.46%	L + 8.00%; 1.00% Floor	12/07/2022	37,027	36,429	36,749
Datto, Inc.(2) (4) (6)	IT Services		L + 8.00%; 1.00% Floor	12/07/2022	2,492	(39)	(19)
DDS USA Holding, Inc.(2)	Health Care Equipment & Supplies	8.57%	L + 5.75%; 1.00% Floor	06/30/2022	3,972	3,953	3,942
DDS USA Holding, Inc.(2)	Health Care Equipment & Supplies	8.57%	L + 5.75%; 1.00% Floor	06/30/2022	3,843	3,825	3,815
DDS USA Holding, Inc.(2) (4) (6)	Health Care Equipment & Supplies		L + 5.75%; 1.00% Floor	06/30/2022	1,079	(5)	(8)
Diligent Corporation(2) (3)	Professional Services	8.03%	L + 5.50%; 1.00% Floor	04/14/2022	€16,179	18,496	18,305
Diligent Corporation(2) (3)	Professional Services	8.03%	L + 5.50%; 1.00% Floor	04/14/2022	512	505	505
Diligent Corporation(2) (3) (4)	Professional Services	8.28%	L + 5.50%; 1.00% Floor	04/14/2022	1,300	491	504
Diligent Corporation(2) (3) (4) (6)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	247	(3)	(3)
Diligent Corporation(2) (3) (4) (6)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	9,590	(120)	(120)
Elemica, Inc.(3)	Software	9.52%	L + 7.00%; 1.00% Floor	07/07/2021	41,438	40,844	40,920
Elemica, Inc.(3) (4) (6)	Software		L + 7.00%; 1.00% Floor	07/07/2021	6,000	(80)	(75)
Empirix, Inc.(2) (3)	Diversified Telecommunication Services	8.93%	L + 6.25%; 1.00% Floor	09/25/2024	22,300	21,924	21,910

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate(+)	Reference Rate and Spread(+)	Maturity	Par Amount(++)	Cost	Fair Value
Empirix, Inc.(2) (3) (4) (6)	Diversified Telecommunication Services		L + 6.25%; 1.00% Floor	09/25/2023	$1,300	$(22)	$(23)
Fenergo Finance 3 Limited(2) (3) (7)	Diversified Financial Services	9.13%	L + 6.25%; 1.00% Floor	09/05/2024	€17,800	20,344	19,986
Fenergo Finance 3 Limited(2) (3) (4) (6) (7)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	1,182	(20)	(24)
Fenergo Finance 3 Limited(2) (3) (4) (6) (7)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€1,500	(29)	(59)
Gastro Health Holdco, LLC(2) (3)	Health Care Providers & Services	8.74%	L + 6.00%; 1.00% Floor	09/04/2024	10,200	10,005	9,996
Gastro Health Holdco, LLC(2) (3) (4) (6)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2023	$2,000	$(37)	$(40)
Gastro Health Holdco, LLC(2) (3) (4) (6)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2024	5,100	(60)	(102)
Heligear Acquisition Co.(3) (5)	Aerospace & Defense	10.25%		10/15/2019	17,500	17,438	17,106
Hygiena Borrower LLC	Life Sciences Tools & Services	6.80%	L + 4.00%; 1.00% Floor	08/26/2022	3,769	3,719	3,694
Hygiena Borrower LLC(4) (6)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	380	(5)	(8)
Hygiena Borrower LLC(4) (6)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	571	(4)	(11)
iCIMS, Inc.(2) (3)	Software	8.94%	L + 6.50%; 1.00% Floor	09/12/2024	29,895	29,321	29,297
iCIMS, Inc.(2) (3) (4) (6)	Software		L + 6.50%; 1.00% Floor	09/12/2024	1,868	(35)	(37)
Infinity Sales Group(3) (8)	Media	13.31%	L + 10.50%; 1.00% Floor	11/23/2020	29,529	30,739	29,529
Integral Ad Science, Inc.(2) (3)	Media	9.78%	L + 7.25% (incl.1.25% PIK); 1.00% Floor	07/19/2024	23,733	23,289	23,258
Integral Ad Science, Inc.(2) (3) (4) (6)	Media		L + 6.00%; 1.00% Floor	07/19/2023	1,815	(33)	(36)
Iracore International Holdings, Inc.^ (3)	Energy Equipment & Services	11.63%	L + 9.00%; 1.00% Floor	04/12/2021	3,389	3,389	3,389
Kawa Solar Holdings Limited^ (3) (7) (9)	Construction & Engineering		L + 8.00% PIK	05/26/2020	8,460	8,150	8,066
Kawa Solar Holdings Limited^ (3) (7) (10)	Construction & Engineering			05/26/2020	5,201	2,683	—
Legacy Buyer Corp.(3)	Health Care Providers & Services	10.81%	L + 8.00%; 1.00% Floor	10/24/2019	22,841	22,746	22,841
Legacy Buyer Corp.(3) (4) (6)	Health Care Providers & Services		L + 8.00%; 1.00% Floor	10/24/2019	2,500	(10)	—
Lithium Technologies, Inc.(2) (3)	Internet Software & Services	10.39%	L + 8.00%; 1.00% Floor	10/03/2022	38,966	38,194	38,187
Lithium Technologies, Inc.(2) (3) (4) (6)	Internet Software & Services		L + 8.00%; 1.00% Floor	10/03/2022	2,684	(50)	(54)
Madison-Kipp Corporation(3)	Machinery	11.53%	L + 9.00%; 1.00% Floor	05/26/2020	29,879	29,677	29,805
Midwest Transport, Inc.(2)	Road & Rail	9.80%	L + 7.00%; 1.00% Floor	10/02/2023	12,541	12,421	12,416
MMIT Holdings, LLC(2)	Health Care Technology	8.02%	L + 5.50%; 1.00% Floor	11/15/2024	8,900	8,725	8,722
MMIT Holdings, LLC(2) (4) (6)	Health Care Technology		L + 5.50%; 1.00% Floor	11/15/2024	2,550	(50)	(51)
Netvoyage Corporation(2) (3)	Software	11.53%	L + 9.00%; 1.00% Floor	03/24/2022	8,601	8,477	8,494
Netvoyage Corporation(2) (3) (4) (6)	Software		L + 9.00%; 1.00% Floor	03/24/2022	654	(8)	(8)
Picture Head Midco LLC(2) (3)	Media	9.27%	L + 6.75%; 1.00% Floor	08/31/2023	23,120	22,683	22,658
Picture Head Midco LLC(2) (3) (4)	Media	9.27%	L + 6.75%; 1.00% Floor	08/31/2023	2,540	738	711

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate(+)	Reference Rate and Spread(+)	Maturity	Par Amount(++)	Cost	Fair Value
Picture Head Midco LLC(2) (3) (4) (6)	Media		L + 6.75%; 1.00% Floor	08/31/2023	$2,540	$(47)	$(51)
Power Stop, LLC(2)	Auto Components	7.55%	L + 4.75%	10/19/2025	7,600	7,581	7,562
SF Home Décor, LLC(2) (3)	Household Products	12.31%	L + 9.50%; 1.00% Floor	07/13/2022	20,063	19,601	19,511
SPay, Inc.(2) (3)	Internet Software & Services	8.22%	L + 5.75%; 1.00% Floor	06/17/2024	10,300	10,109	10,042
SPay, Inc.(2) (3) (4)	Internet Software & Services	8.34%	L + 5.75%; 1.00% Floor	06/17/2024	1,140	815	807
SPay, Inc.(2) (3) (4) (6)	Internet Software & Services		L + 5.75%; 1.00% Floor	06/17/2024	5,720	(52)	(143)
The Merit Distribution Group, LLC(3)	Distributors	14.06%	L + 11.25%; 0.50% Floor	04/08/2021	22,375	22,071	22,207
US Med Acquisition, Inc.(3)	Health Care Equipment & Supplies	11.80%	L + 9.00%; 1.00% Floor	08/13/2021	29,954	29,643	27,782
Vexos, Inc.(3)	Electronic Equipment, Instruments & Components	11.90%	L + 9.50%; 1.00% Floor	10/09/2019	36,235	36,089	35,872
VRC Companies, LLC(3) (4)	Commercial Services & Supplies	9.03%	L + 6.50%; 1.00% Floor	03/31/2023	3,683	2,776	2,774
VRC Companies, LLC(3) (4)	Commercial Services & Supplies	9.45%	L + 6.50%; 1.00% Floor	03/31/2022	175	88	88
Wine.com, LLC(2)	Beverages	9.86%	L + 7.00%; 1.00% Floor	11/14/2024	$6,400	$6,274	$6,272
Wrike, Inc.(2)	Professional Services	9.28%	L + 6.75%; 1.00% Floor	12/31/2024	19,712	19,317	19,317
Wrike, Inc.(2) (4) (6)	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	1,600	(32)	(32)
Xactly Corporation(2) (3)	Internet Software & Services	9.78%	L + 7.25%; 1.00% Floor	07/29/2022	22,860	22,504	22,517
Xactly Corporation(2) (3) (4) (6)	Internet Software & Services		L + 7.25%; 1.00% Floor	07/29/2022	1,697	(25)	(25)
Yasso, Inc.(2) (3)	Food Products	10.27%	L + 7.75%; 1.00% Floor	03/23/2022	8,119	8,006	7,733

Total 1st Lien/Senior Secured Debt						738,626	729,604

1st Lien/Last-Out Unitranche (11) – 15.05%
ASC Acquisition Holdings, LLC(3)	Distributors	10.03%	L + 7.50%; 1.00% Floor	12/15/2021	6,000	5,883	5,850
Intelligent Document Solutions, Inc.(2) (3)	Diversified Financial Services	8.80%	L + 6.00%; 1.00% Floor	02/28/2024	11,900	11,555	11,543
Mervin Manufacturing, Inc.(3)	Leisure Equipment & Products	9.94%	L + 7.50%	10/10/2019	11,165	11,120	10,746
NTS Communications, Inc.^ (3) (9)	Diversified Telecommunication Services		L + 9.00% PIK; 1.25% Floor	06/06/2019	58,747	55,968	49,054
NTS Communications, Inc.^ (3)	Diversified Telecommunication Services	11.81%	L + 9.00% PIK; 1.25% Floor	06/06/2019	6,503	6,309	6,503
RugsUSA, LLC(2) (3)	Household Products	9.31%	L + 6.50%; 1.00% Floor	04/30/2023	5,840	5,788	5,781
Smarsh, Inc.(2) (3)	Software	10.41%	L + 7.88%; 1.00% Floor	03/31/2021	17,578	17,381	17,402

Total 1st Lien/Last-Out Unitranche						114,004	106,879

2nd Lien/Senior Secured Debt – 55.21%
American Dental Partners, Inc.(2) (3)	Health Care Providers & Services	11.30%	L + 8.50%; 1.00% Floor	09/25/2023	5,738	5,624	5,623
ASC Acquisition Holdings, LLC(3) (9)	Distributors		L + 17.00% (incl. 4.00% PIK); 1.00% Floor	12/15/2022	30,307	29,689	21,745
ASC Acquisition Holdings, LLC (3) (9)	Distributors		L + 17.00% (incl. 4.00% PIK); 1.00% Floor	12/15/2022	24,851	24,423	17,831

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate(+)	Reference Rate and Spread(+)	Maturity	Par Amount(++)	Cost	Fair Value
Bolttech Mannings, Inc.^^ (3)	Commercial Services & Supplies	10.74%	L + 8.00% PIK	11/19/2021	$19,626	$19,626	$19,429
Country Fresh Holdings, LLC(2) (3)	Food Products	11.20%	L + 8.75%; 1.00% Floor	10/02/2023	9,400	9,246	7,802
DiscoverOrg, LLC(3)	Software	11.03%	L + 8.50%; 1.00% Floor	02/23/2024	59,500	58,540	59,054
DuBois Chemicals, Inc.(2)	Chemicals	10.52%	L + 8.00%; 1.00% Floor	03/15/2025	26,220	25,775	25,696
ERC Finance, LLC(2) (3)	Health Care Providers & Services	10.74%	L + 8.22%; 1.00% Floor	09/22/2025	19,800	19,404	19,404
Genesis Acquisition Co.(2) (3)	Diversified Financial Services	10.02%	L + 7.50%	07/31/2025	7,000	6,832	6,808
Genesis Acquisition Co.(2) (3) (4) (6)	Diversified Financial Services		L + 7.50%	07/31/2025	1,800	(21)	(49)
Hygiena Borrower LLC(3)	Life Sciences Tools & Services	10.55%	L + 7.75%; 1.00% Floor	08/26/2023	1,860	1,826	1,827
Hygiena Borrower LLC(3) (4)	Life Sciences Tools & Services	10.55%	L + 7.75%; 1.00% Floor	08/26/2023	680	90	85
ICP Industrial, Inc.(2) (3)	Chemicals	10.68%	L + 8.25%; 1.00% Floor	05/03/2024	20,400	19,960	19,941
IHS Intermediate Inc.(3)	Health Care Providers & Services	10.74%	L + 8.25%; 1.00% Floor	07/20/2022	10,000	9,880	9,350
Institutional Shareholder Services Inc.(2)	Diversified Financial Services	10.55%	L + 7.75%; 1.00% Floor	10/16/2025	5,100	5,077	4,998
Market Track, LLC(2) (3)	Internet Catalog & Retail	10.18%	L + 7.75%; 1.00% Floor	06/05/2025	22,200	21,628	21,090
MPI Products LLC(3)	Auto Components	11.71%	L + 9.00%; 1.00% Floor	01/30/2020	20,000	19,924	19,700
National Spine and Pain Centers, LLC(2) (3)	Health Care Providers & Services	10.77%	L + 8.25%; 1.00% Floor	12/02/2024	19,100	18,615	18,623
Odyssey Logistics & Technology Corporation(2)	Road & Rail	10.52%	L + 8.00%; 1.00% Floor	10/12/2025	18,722	18,339	18,207
P2 Upstream Acquisition Co.	Software	10.60%	L + 8.00%; 1.00% Floor	04/30/2021	3,500	3,486	3,325
SMB Shipping Logistics, LLC(2)	Air Freight & Logistics	10.86%	L + 8.00%; 1.00% Floor	02/03/2025	$41,667	$41,027	$40,833
Spectrum Plastics Group, Inc.(2)	Containers & Packaging	9.52%	L + 7.00%; 1.00% Floor	01/31/2026	6,248	6,219	6,060
Viant Medical Holdings, Inc.(2)	Health Care Equipment & Supplies	10.55%	L + 7.75%	07/02/2026	8,260	8,181	8,012
YI, LLC(2) (3)	Health Care Equipment & Supplies	10.55%	L + 7.75%; 1.00% Floor	11/07/2025	15,300	14,887	14,879
Zep Inc.(2)	Chemicals	11.05%	L + 8.25%; 1.00% Floor	08/11/2025	23,800	23,274	21,658

Total 2nd Lien/Senior Secured Debt						411,551	391,931

Unsecured Debt – 0.94%
CB-HDT Holdings, Inc.^ (3)	Aerospace & Defense	12.00% PIK		12/15/2019	3,931	3,931	3,922
CB-HDT Holdings, Inc.^ (3)	Aerospace & Defense	12.00% PIK		03/05/2021	1,716	1,716	1,711
Conergy Asia & ME Pte. LTD.^ (3) (7)	Construction & Engineering	10.00%		05/26/2020	1,064	1,064	1,064

Total Unsecured Debt						6,711	6,697

Total Corporate Debt						1,270,892	1,235,111

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Coupon	Shares	Cost	Fair Value

Preferred Stock (1) – 3.03%
Accuity Delivery Systems, LLC^ (2) (3) (5) (10)	Health Care Providers & Services		97,130	$3,200	$3,840
CB-HDT Holdings, Inc.^ (3) (5) (10)	Aerospace & Defense		1,108,333	10,186	15,794
Conergy Asia Holdings, Ltd.^ (3) (5) (7) (10)	Construction & Engineering		600,000	600	—
Kawa Solar Holdings Limited^ (3) (5) (7) (9)	Construction & Engineering	8.00% PIK	58,430	778	—
NTS Communications, Inc.^ (3) (5) (10)	Diversified Telecommunication Services		263	187	—
Wine.com, LLC(2) (5) (10)	Beverages		221,072	1,900	1,900

Total Preferred Stock				16,851	21,534

Common Stock(1) – 3.15%
Bolttech Mannings, Inc.^^ (3) (5) (10)	Commercial Services & Supplies		8,000	6,591	4,434
CB-HDT Holdings, Inc.^ (3) (5) (10)	Aerospace & Defense		453,383	2,393	5,427
Collaborative Imaging Holdco, LLC – Class B^^^ (2) (3) (5)	Health Care Providers & Services		8,464	1,141	1,330
Collaborative Imaging Holdco, LLC – Class C^^^ (2) (3) (5) (7) (10)	Health Care Providers & Services		7,988	159	221
Conergy Asia Holdings, Ltd.^ (3) (5) (7) (10)	Construction & Engineering		2,000	4,700	—
Continuum Managed Services LLC – Class A(2) (3) (5) (10)	IT Services		733	732	842
Continuum Managed Services LLC – Class B(2) (3) (5) (10)	IT Services		496,698	7	268
Elah Holdings, Inc.^ (2) (3) (5) (10)	Capital Markets		46,214	2,234	2,234
Iracore International Holdings, Inc.^ (3) (5) (10)	Energy Equipment & Services		28,898	7,003	4,418
Kawa Solar Holdings Limited^ (3) (5) (7) (10)	Construction & Engineering		1,399,556	—	—
National Spine and Pain Centers, LLC(2) (3) (5) (10)	Health Care Providers & Services		600	600	318
NTS Communications, Inc.^ (3) (5) (10)	Diversified Telecommunication Services		595,215	3	—
Prairie Provident Resources, Inc.^^^ (7) (10)	Oil, Gas & Consumable Fuels		3,579,988	9,237	504
Wrike, Inc.(2) (5) (10)	Professional Services		348,478	2,165	2,165
Yasso, Inc.(2) (3) (5) (10)	Food Products		850	850	182

Total Common Stock				37,815	22,343

Portfolio Company	LLC Interest	Cost	Fair Value

Investment Funds & Vehicles(1) – 13.59%
Senior Credit Fund, LLC^^ (7)	$100,000	$100,000	$96,456

Total Investment Funds & Vehicles		100,000	96,456

TOTAL INVESTMENTS – 193.75%		$1,425,558	$1,375,444

LIABILITIES IN EXCESS OF OTHER ASSETS – (93.75%)			$(665,552)

NET ASSETS – 100.00%			$709,892

(+)	The Consolidated Schedule of Investments discloses the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2018, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 3.01%, 2.88%, 2.81%, 2.61%, 2.50% and 2.41%, respectively. As of December 31, 2018, P was 5.50%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2018.
(++)	Par amount is denominated in U.S. Dollars (“$”) unless otherwise noted, Euro (“€”).
#	Percentages are based on net assets.

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

^	As defined in the Investment Company Act of 1940, the investment is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions”.
^^	As defined in the Investment Company Act of 1940, the investment is deemed to be a “controlled affiliated person” of the Company because the Company owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company. See Note 3 “Significant Agreements and Related Party Transactions”.
^^^	The portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940. See Note 3 “Significant Agreements and Related Party Transactions”.
(1)	Assets are pledged as collateral for the Revolving Credit Facility. See Note 6 “Debt”.
(2)	Represent co-investments made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions”.
(3)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(4)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See Note 8 “Commitments and Contingencies”.
(5)	Securities exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2018, the aggregate fair value of these securities is $78,879 or 11.11% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	06/13/2018
Artesyn Embedded Technologies, Inc. – 1st Lien/Senior Secured Debt	09/26/2013
Bolttech Mannings, Inc. – Common Stock	12/22/2017
CB-HDT Holdings, Inc. – Preferred Stock	07/01/2016
CB-HDT Holdings, Inc. – Common Stock	07/01/2016
Collaborative Imaging Holdco, LLC – Class B – Common Stock	03/30/2018
Collaborative Imaging Holdco, LLC – Class C – Common Stock	03/30/2018
Conergy Asia Holdings, Ltd. – Common Stock	07/31/2017
Conergy Asia Holdings, Ltd. – Preferred Stock	08/23/2017
Continuum Managed Services LLC – Class A – Common Stock	06/08/2017
Continuum Managed Services LLC – Class B – Common Stock	06/08/2017
Elah Holdings, Inc. – Common Stock	05/09/2018
Heligear Acquisition Co. – 1st Lien/Senior Secured Debt	09/30/2014
Iracore International Holdings, Inc. – Common Stock	04/13/2017
Kawa Solar Holdings Limited – Common Stock	08/17/2016
Kawa Solar Holdings Limited – Preferred Stock	10/25/2016
NTS Communications, Inc. – Preferred Stock	07/22/2016
NTS Communications, Inc. – Common Stock	07/22/2016
National Spine and Pain Centers, LLC – Common Stock	06/02/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	03/23/2017

(6)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.
(7)	The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2018 the aggregate fair value of these securities is $126,214 or 9.03% of the Company’s total assets.
(8)	The investment includes an exit fee that is receivable upon repayment of the loan. See Note 2 “Significant Accounting Policies”.
(9)	The investment is on non-accrual status as of December 31, 2018.
(10)	Non-income producing security.
(11)	In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.

PIK – Payment-In-Kind

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

ADDITIONAL INFORMATION

Foreign currency forward contracts
Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	USD 352	EUR 300	01/04/2019	$8
Bank of America, N.A.	USD 288	EUR 245	02/05/2019	6
Bank of America, N.A.	USD 355	EUR 301	04/03/2019	8
Bank of America, N.A.	USD 309	EUR 260	05/06/2019	7
Bank of America, N.A.	USD 375	EUR 315	07/03/2019	8
Bank of America, N.A.	USD 311	EUR 260	08/05/2019	7
Bank of America, N.A.	USD 394	EUR 329	10/04/2019	9
Bank of America, N.A.	USD 324	EUR 269	11/05/2019	7
Bank of America, N.A.	USD 393	EUR 325	01/06/2020	9
Bank of America, N.A.	USD 399	EUR 327	04/06/2020	10
Bank of America, N.A.	USD 400	EUR 325	07/06/2020	10

				$89

Currency Abbreviations:

EUR – Euro

USD – U.S. Dollar

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2017

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest(+)	Maturity	Par Amount	Cost	Fair Value
Investments at Fair Value – 173.36%#
Corporate Debt(1) – 155.62%

1st Lien/Senior Secured Debt – 56.08%
Artesyn Embedded Technologies, Inc.(2)	Electronic Equipment, Instruments & Components	9.75%	10/15/2020	$20,000	$20,000	$19,600
Continuum Managed Services LLC(3) (4)	IT Services	10.32% (L + 8.75%; 1.00% Floor)	06/08/2023	21,552	20,999	21,013
Continuum Managed Services LLC(3) (4) (5) (6)	IT Services	(L + 8.75%; 1.00% Floor)	06/08/2023	1,800	(44)	(45)
Continuum Managed Services LLC(3) (4) (5) (6)	IT Services	(L + 8.75%; 1.00% Floor)	06/08/2022	2,220	(54)	(56)
Dade Paper & Bag, LLC(3) (4)	Distributors	8.93% (L + 7.50%; 1.00% Floor)	06/10/2024	11,045	10,836	10,851
Datto, Inc.(3)	IT Services	9.41% (L + 8.00%; 1.00% Floor)	12/07/2022	35,750	35,044	35,035
Datto, Inc.(3) (5) (6)	IT Services	(L + 8.00%; 1.00% Floor)	12/07/2022	2,406	(48)	(48)
Elemica, Inc.(4)	Software	9.57% (L + 8.00%; 1.00% Floor)	07/07/2021	41,863	41,059	41,130
Elemica, Inc.(4) (5) (6)	Software	(L + 8.00%; 1.00% Floor)	07/07/2021	6,000	(111)	(105)
Heligear Acquisition Co.(2) (4)	Aerospace & Defense	10.25%	10/15/2019	17,500	17,365	17,719
Infinity Sales Group(4)	Media	12.20% (L + 10.50%; 1.00% Floor)	11/21/2018	28,277	28,137	27,146
Iracore International Holdings, Inc.^ (4)	Energy Equipment & Services	10.63% (L + 9.00%; 1.00% Floor)	04/12/2021	3,389	3,389	3,389
Kawa Solar Holdings Limited^(4) (7)	Construction & Engineering	9.69% PIK (L + 8.00%)	07/02/2018	9,720	9,624	8,918
Kawa Solar Holdings Limited^(4) (7) (8)	Construction & Engineering		07/02/2018	4,229	1,711	—
Legacy Buyer Corp.(4)	Health Care Providers & Services	9.70% (L + 8.00%; 1.00% Floor)	10/24/2019	24,495	24,276	24,127
Legacy Buyer Corp.(4) (5) (6)	Health Care Providers & Services	(L + 8.00%; 1.00% Floor)	10/24/2019	2,500	(22)	(37)
Lithium Technologies, Inc.(3)	Internet Software & Services	9.39% (L + 8.00%; 1.00% Floor)	10/03/2022	21,100	20,642	20,625
Lithium Technologies, Inc.(3) (5) (6)	Internet Software & Services	(L + 8.00%; 1.00% Floor)	10/03/2022	1,544	(33)	(35)
Madison-Kipp Corporation(4)	Machinery	10.57% (L + 9.00%; 1.00% Floor)	05/26/2020	33,447	33,075	33,280
Netvoyage Corporation(3) (4)	Software	11.07% (L + 9.50%; 1.00% Floor)	03/24/2022	7,849	7,710	7,711
Netvoyage Corporation(3) (4) (5) (6)	Software	(L + 9.50%; 1.00% Floor)	03/24/2022	654	(11)	(11)
SF Home Décor, LLC(3) (4)	Household Products	11.20% (L + 9.50%; 1.00% Floor)	07/13/2022	20,865	20,281	20,239
The Merit Distribution Group, LLC(4)	Distributors	12.95% (L + 11.25%; 0.50% Floor)	04/08/2021	23,875	23,433	23,875
US Med Acquisition, Inc.(4)	Health Care Equipment & Supplies	10.69% (L + 9.00%; 1.00% Floor)	08/13/2021	30,264	29,850	28,448
Vexos, Inc.(4)	Electronic Equipment, Instruments & Components	10.84% (L + 9.50%; 1.00% Floor)	10/09/2019	37,485	37,153	36,173
Xactly Corporation(3) (4)	Internet Software & Services	8.82% (L + 7.25%; 1.00% Floor)	07/29/2022	19,800	19,430	19,404
Xactly Corporation(3) (4) (5) (6)	Internet Software & Services	(L + 7.25%; 1.00% Floor)	07/29/2022	1,697	(31)	(34)
Yasso, Inc.(3) (4)	Food Products	9.44% (L + 7.75%; 1.00% Floor)	03/23/2022	9,032	8,874	8,761

Total 1st Lien/Senior Secured Debt					412,534	407,073

1st Lien/Last-Out Unitranche(9) – 37.75%
Associations, Inc.(4)	Real Estate Management & Development	8.69% (L + 7.00%; 1.00% Floor)	12/23/2019	57,541	57,019	57,253
Avenue Stores, LLC(4)	Specialty Retail	11.50% (P + 7.00%)	09/19/2019	30,000	29,696	29,550
Bolttech Mannings, Inc.^^ (4)	Commercial Services & Supplies	9.66% PIK (L + 8.00%; 1.00% Floor)	12/22/2022	8,087	8,087	8,087

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2017 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest(+)	Maturity	Par Amount	Cost	Fair Value
Bolttech Mannings, Inc.^^	Commercial Services & Supplies	9.66% PIK (L + 8.00%; 1.00% Floor)	12/22/2022	5,891	5,891	5,891
Bolttech Mannings, Inc.^^ (5)	Commercial Services & Supplies	(L + 8.00%; 1.00% Floor)	12/21/2018	1,500	—	—
Intelligent Document Solutions, Inc.(3) (4)	Diversified Financial Services	9.95% (L + 8.25%; 1.00% Floor)	08/31/2022	11,900	11,618	11,722
Mervin Manufacturing, Inc.(4)	Leisure Equipment & Products	8.86% (L + 7.50%; 1.00% Floor)	10/10/2019	11,165	11,066	10,327
myON, LLC(3) (4)	Internet Software & Services	10.07% (L + 8.50%; 1.00% Floor)	02/17/2022	7,100	6,977	6,976
NTS Communications, Inc.^ (4)	Diversified Telecommunication Services	10.70% PIK (L + 9.00%; 1.25% Floor)	06/06/2019	58,400	55,818	51,538
Pro-Pet, LLC(4)	Household Products	8.88% (L + 7.25%; 0.75% Floor)	11/21/2019	$31,600	$31,253	$31,284
Smarsh, Inc.(3) (4)	Software	9.45% (L + 7.88%; 1.00% Floor)	03/31/2021	17,711	17,437	17,445
The Service Companies Inc.(4)	Professional Services	11.95% (L + 10.25%; 1.00% Floor)	03/26/2019	44,448	44,169	43,892

Total 1st Lien/Last-Out Unitranche					279,031	273,965

2nd Lien/Senior Secured Debt – 61.25%
American Dental Partners, Inc.(3) (4)	Health Care Providers & Services	10.19% (L + 8.50%; 1.00% Floor)	09/25/2023	8,500	8,306	8,309
ASC Acquisition Holdings, LLC(4)	Distributors	14.34% (L + 13.00%; 1.00% Floor)	12/15/2022	30,000	29,275	29,700
Country Fresh Holdings, LLC(3) (4)	Food Products	10.11% (L + 8.75%; 1.00% Floor)	10/02/2023	9,400	9,222	9,118
DiscoverOrg, LLC(4)	Software	10.07% (L + 8.50%; 1.00% Floor)	02/23/2024	59,500	58,404	58,905
DuBois Chemicals, Inc.(3) (4)	Chemicals	9.49% (L + 8.00%; 1.00% Floor)	03/15/2025	20,700	20,265	20,493
ERC Finance, LLC(3) (4)	Health Care Providers & Services	9.58% (L + 8.22%; 1.00% Floor)	09/21/2025	19,800	19,365	19,354
Global Tel*Link Corporation	Diversified Telecommunication Services	9.94% (L + 8.25%; 1.25% Floor)	11/23/2020	23,000	22,778	22,971
ICP Industrial, Inc.(3)	Chemicals	9.62% (L + 8.25%; 1.00% Floor)	05/03/2024	16,600	16,193	16,185
ICP Industrial, Inc.(3) (5) (6)	Chemicals	(L + 8.25%; 1.00% Floor)	05/03/2024	3,800	(93)	(95)
IHS Intermediate Inc.(4)	Health Care Providers & Services	9.62% (L + 8.25%; 1.00% Floor)	07/20/2022	10,000	9,853	9,550
Institutional Shareholder Services Inc.(3)	Diversified Financial Services	9.11% (L + 7.75%; 1.00% Floor)	10/16/2025	5,100	5,075	5,113
Market Track, LLC(3) (4)	Internet Catalog & Retail	9.10% (L + 7.75%; 1.00% Floor)	06/05/2025	22,200	21,567	21,534
MedPlast Holdings, Inc.(4)	Health Care Equipment & Supplies	10.23% (L + 8.75%; 1.00% Floor)	06/06/2023	46,500	45,452	45,453
MPI Products LLC(4)	Auto Components	10.38% (L + 9.00%; 1.00% Floor)	01/30/2020	20,000	19,860	19,900
National Spine and Pain Centers, LLC(3) (4)	Health Care Providers & Services	9.94% (L + 8.25%; 1.00% Floor)	12/02/2024	19,100	18,558	18,575
Oasis Outsourcing Holdings, Inc.(3) (4)	Diversified Financial Services	8.82% (L + 7.25%; 1.00% Floor)	07/01/2024	22,760	22,436	22,419
Odyssey Logistics & Technology Corporation(3)	Road & Rail	9.57% (L + 8.00%; 1.00% Floor)	10/12/2025	13,500	13,168	13,433
P2 Upstream Acquisition Co.	Software	9.40% (L + 8.00%; 1.00% Floor)	04/30/2021	5,000	4,973	4,550
Pathway Partners Vet Management Company, LLC	Health Care Providers & Services	9.57% (L + 8.00%; 1.00% Floor)	10/10/2025	13,889	13,753	13,750
Pathway Partners Vet Management Company, LLC(5) (6)	Health Care Providers & Services	(L + 8.00%; 1.00% Floor)	10/10/2025	6,111	(60)	(61)

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2017 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest(+)	Maturity	Par Amount	Cost	Fair Value
PPC Industries Inc.(3)	Containers & Packaging	9.33% (L + 8.00%; 1.00% Floor)	05/08/2025	8,330	8,252	8,309
SMB Shipping Logistics, LLC(3) (4)	Air Freight & Logistics	10.20% (L + 8.75%; 1.00% Floor)	02/03/2025	25,000	24,655	24,625
SW Holdings, LLC(4)	Media	10.44% (L + 8.75%; 1.00% Floor)	12/30/2021	14,265	14,067	14,051
Young Innovations, Inc.(3)	Health Care Equipment & Supplies	9.44% (L + 7.75%; 1.00% Floor)	11/07/2025	15,300	14,847	14,841
Zep Inc.(3)	Chemicals	9.63% (L + 8.25%; 1.00% Floor)	08/11/2025	23,800	23,220	23,621

Total 2nd Lien/Senior Secured Debt					443,391	444,603

Unsecured Debt – 0.54%
CB-HDT Holdings, Inc.^ (4)	Aerospace & Defense	12.00% PIK	12/15/2019	3,500	3,500	3,500
Conergy Asia & ME Pte. LTD.^ (7)	Construction & Engineering	10.00%	06/30/2018	400	400	400

Total Unsecured Debt					3,900	3,900

Total Corporate Debt					1,138,856	1,129,541

Portfolio Company	Industry	Coupon	Shares	Cost	Fair Value

Preferred Stock(1) – 1.77%
CB-HDT Holdings, Inc.^ (2) (4) (8)	Aerospace & Defense		1,108,333	$10,185	$12,236
Conergy Asia Holdings, Ltd.^ (2) (4) (7) (8)	Construction & Engineering		600,000	600	600
Kawa Solar Holdings Limited^ (2) (4) (7) (10)	Construction & Engineering	8.00% PIK	53,968	778	—
NTS Communications, Inc.^ (2) (4) (8)	Diversified Telecommunication Services		263	187	—

Total Preferred Stock				11,750	12,836

Common Stock(1) – 3.28%
Bolttech Mannings, Inc.^^ (2) (4) (8)	Commercial Services & Supplies		8,000	6,591	6,591
CB-HDT Holdings, Inc.^ (2) (4) (8)	Aerospace & Defense		453,383	2,393	3,609
Conergy Asia Holdings, Ltd.^ (2) (4) (7) (8)	Construction & Engineering		2,000	4,700	3,832
Continuum Managed Services LLC – Class A(2) (3) (4) (8)	IT Services		733	733	733
Continuum Managed Services LLC – Class B(2) (3) (4) (8)	IT Services		496,698	7	7
Iracore International Holdings, Inc.^ (2) (4) (8)	Energy Equipment & Services		28,898	7,003	6,213
Kawa Solar Holdings Limited^ (2) (4) (7) (8)	Construction & Engineering		1,399,556	—	—
myON, LLC(2) (3) (4) (8)	Internet Software & Services		16,087	600	600
National Spine and Pain Centers, LLC(2) (3) (4) (8)	Health Care Providers & Services		600	600	510
NTS Communications, Inc.^ (2) (4) (8)	Diversified Telecommunication Services		595,215	3	—
Prairie Provident Resources, Inc.^^^ (7) (8)	Oil, Gas & Consumable Fuels		3,579,988	9,237	1,233
Yasso, Inc. (2) (3) (4) (8)	Food Products		850	850	511

Total Common Stock				32,717	23,839

Portfolio Company	LLC Interest	Cost	Fair Value

Investment Funds & Vehicles (1) – 12.69%
Senior Credit Fund, LLC^^ (7)	$94,342	$94,342	$92,097

Total Investment Funds & Vehicles		94,342	92,097

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2017 (continued)

(in thousands, except share and per share amounts)

	Yield	Shares	Cost	Fair Value

Investments in Affiliated Money Market Fund (1) – 1.59%#
Goldman Sachs Financial Square Government Fund – Institutional Shares^^^	1.21%(11)	11,539,321	$11,539	$11,539

Total Investments in Affiliated Money Market Fund			11,539	11,539

TOTAL INVESTMENTS – 174.95%			$1,289,204	$1,269,852

LIABILITIES IN EXCESS OF OTHER ASSETS – (74.95%)				$(544,022)

NET ASSETS – 100.00%				$725,830

(+)	The Consolidated Schedule of Investments discloses the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either L or alternate base rate (commonly based on P), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2017, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L were 2.11%, 1.84%, 1.69%, 1.62%, 1.56% and 1.48%, respectively. As of December 31, 2017, P was 4.50%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2017.
#	Percentages are based on net assets.
^	As defined in the Investment Company Act of 1940, the portfolio company is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions”.
^^	As defined in the Investment Company Act of 1940, the portfolio company is deemed to be a “controlled affiliated person” of the Company because the Company owns, either directly or indirectly, 25% or more of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company. See Note 3 “Significant Agreements and Related Party Transactions”.
^^^	The portfolio company is deemed to be an “affiliated person” of the Company because it falls under the definition of “affiliated person” in the Investment Company Act of 1940 with respect to the Company.
(1)	Assets are pledged as collateral for the Revolving Credit Facility. See Note 6 “Debt”.
(2)	Securities exempt from registration under the Securities Act, and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2017, the aggregate fair value of these securities is $72,761 or 10.02% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Artesyn Embedded Technologies, Inc.	9/26/2013
Bolttech Mannings, Inc.	12/22/2017
CB-HDT Holdings – Common	7/1/2016
CB-HDT Holdings – Preferred	7/1/2016
Conergy Asia Holdings, Ltd. – Common	7/31/2017
Conergy Asia Holdings, Ltd. – Preferred	8/23/2017
Continuum Managed Services LLC – Class A	6/8/2017
Continuum Managed Services LLC – Class B	6/8/2017
Heligear Acquisition Co.	9/30/2014
Iracore International Holdings, Inc.	4/13/2017
Kawa Solar Holdings Limited – Common	8/17/2016
Kawa Solar Holdings Limited – Preferred	10/25/2016
myOn Holdings	2/17/2017
National Spine and Pain Centers, LLC	6/2/2017
NTS Communications – Common	7/22/2016
NTS Communications – Preferred	7/22/2016
Yasso, Inc.	3/23/2017

(3)	Represent co-investments made with the Company’s affiliates in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions”.

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Consolidated Schedule of Investments as of December 31, 2017 (continued)

(in thousands, except share and per share amounts)

(4)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(5)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See Note 8 “Commitments and Contingencies”.
(6)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.
(7)	The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2017 the aggregate fair value of non-qualifying assets was $107,080 or 8.25% of the Company’s total assets.
(8)	Non-income producing security.
(9)	In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.
(10)	The investment was on non-accrual status as of December 31, 2017.
(11)	The rate shown is the annualized seven-day yield as of December 31, 2017.

PIK – Payment-In-Kind

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs BDC, Inc.

Notes to the Consolidated Financial Statements

(in thousands, except share and per share amounts)

1. ORGANIZATION

Goldman Sachs BDC, Inc. (the “Company,” which term refers to either Goldman Sachs BDC, Inc. or Goldman Sachs BDC, Inc. together with its consolidated subsidiaries, as the context may require) was initially established as Goldman Sachs Liberty Harbor Capital, LLC, a single member Delaware limited liability company (“SMLLC”), on September 26, 2012 and commenced operations on November 15, 2012 with The Goldman Sachs Group, Inc. (“Group Inc.”) as its sole member. On March 29, 2013, the Company elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective April 1, 2013, the Company converted from a SMLLC to a Delaware corporation. In addition, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ended December 31, 2013.

The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche, including last-out portions of such loans, and second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership and an affiliate of Goldman Sachs & Co. LLC (including its predecessors, “GS & Co.”), is the investment adviser (the “Investment Adviser”) of the Company. The term “Goldman Sachs” refers to Group Inc., together with GS & Co., GSAM and its other subsidiaries.

On March 23, 2015, the Company completed its initial public offering (“IPO”) and the Company’s common stock began trading on the New York Stock Exchange (“NYSE”) under the symbol “GSBD”.

The Company has formed wholly owned subsidiaries, which are structured as Delaware limited liability companies, to hold certain equity or equity-like investments in portfolio companies.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s functional currency is U.S. dollars (“USD”) and these consolidated financial statements have been prepared in that currency. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X. This requires the Company to make certain estimates and assumptions that may affect the amounts reported in the consolidated financial statements and accompanying notes. These consolidated financial statements reflect normal and recurring adjustments that in the opinion of the Company are necessary for the fair statement of the results for the periods presented. Actual results may differ from the estimates and assumptions included in the consolidated financial statements.

Certain prior period information has been reclassified to conform to the current period presentation. The reclassification has no effect on the Company’s consolidated financial position or the consolidated results of operations as previously reported.

As an investment company, the Company applies the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”) issued by the Financial Accounting Standards Board (“FASB”).

Basis of Consolidation

As provided under ASC 946, the Company will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the financial position and results of operations of its wholly owned subsidiaries, BDC Blocker I, LLC (formerly known as My-On BDC Blocker, LLC), GSBD Blocker II, LLC and GSBD Wine I, LLC. All significant intercompany transactions and balances have been eliminated in consolidation.

The Company does not consolidate its equity interest in Senior Credit Fund, LLC (the “Senior Credit Fund”). For further description of the Company’s investment in the Senior Credit Fund, see Note 4 “Investments”.

Revenue Recognition

The Company records its investment transactions on a trade date basis, which is the date when the Company assumes the risks for gains and losses related to that instrument. Realized gains and losses are based on the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums to par value on investments purchased are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount (“OID”) and market discounts or premiums are capitalized and amortized into interest income using the effective interest method or straight-line method, as applicable. Exit fees that are receivable upon repayment of a loan or debt security are amortized into interest income over the life of the respective investment. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income. For the years ended December 31, 2018, 2017 and 2016, the Company earned $2,643, $2,538 and $704, respectively, in prepayment premiums and $3,265, $4,531 and $1,252, respectively, in accelerated accretion of upfront loan origination fees and unamortized discounts.

Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to the Company, unless, to the extent required by applicable law or exemptive relief, if any, therefrom, the Company only receives its allocable portion of such fees when invested in the same portfolio company as another account managed by the Investment Adviser.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Interest and dividend income are presented net of withholding tax, if any.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the principal amount or shares (if equity) of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon the investment being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest or dividend income, respectively.

Certain structuring fees, amendment fees and syndication fees are recorded as other income when earned. Administrative agent fees received by the Company are recorded as other income when the services are rendered over time.

Non-Accrual Investments

Investments are placed on non-accrual status when it is probable that principal, interest or dividends will not be collected according to the contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. The Company may make exceptions to this treatment if an investment has sufficient collateral value and is in the process of collection. As of December 31, 2018, the Company had certain investments held in three portfolio companies on non-accrual status, which represented 8.3% and 7.0% of the total investments (excluding an investment in a money market fund managed by an affiliate of Group Inc. of $0) at amortized cost and at fair value, respectively. As of December 31, 2017, the Company had a certain investment held in one portfolio company on non-accrual status, which represented 0.1% and 0.0% of the total investments (excluding an investment in a money market fund managed by an affiliate of Group Inc. of $11,539) at amortized cost and at fair value, respectively.

Investments

The Company carries its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), issued by the FASB, which defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. Fair value is generally based on quoted market prices provided by independent pricing services, broker or dealer quotations or alternative price sources. In the absence of quoted market prices, broker or dealer quotations or alternative price sources, investments are measured at fair value as determined by the board of directors (the “Board of Directors”) within the meaning of the Investment Company Act.

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See Note 5 “Fair Value Measurement”.

The Company generally invests in illiquid securities, including debt and equity investments, of middle-market companies. The Board of Directors has delegated to the Investment Adviser day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Company’s portfolio investments. Under valuation procedures adopted by the Board of Directors, market quotations are generally used to assess the value of the investments for which market quotations are readily available. The Investment Adviser obtains these market quotations from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available; otherwise from a principal market maker or a primary market dealer. To assess the continuing appropriateness of pricing sources and methodologies, the Investment Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. If the Board of Directors or Investment Adviser has a bona fide reason to believe any such market quotation does not reflect the fair value of an investment, it may independently value such investment in accordance with valuation procedures for investments for which market quotations are not readily available.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the Board of Directors contemplate a multi-step valuation process each quarter, as described below:

(1)

The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)

The Board of Directors also engages independent valuation firms (the “Independent Valuation Advisors”) to provide independent valuations of the investments for which market quotations are not readily available, or are readily available but deemed not reflective of the fair value of an investment. The Independent Valuation Advisors independently value such investments using quantitative and qualitative information provided by the investment professionals of the

Investment Adviser and the portfolio companies as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The Independent Valuation Advisors also provide analyses to support their valuation methodology and calculations. The Independent Valuation Advisors provide an opinion on a final range of values on such investments to the Board of Directors or the Audit Committee. The Independent Valuation Advisors define fair value in accordance with ASC 820 and utilize valuation approaches including the market approach, the income approach or both. A portion of the portfolio is reviewed on a quarterly basis, and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, are reviewed at least annually by an Independent Valuation Advisor;

(3)

The Independent Valuation Advisors’ preliminary valuations are reviewed by the Investment Adviser and the Valuation Oversight Group (“VOG”), a team that is part of the Controllers Department within the Finance Division of Goldman Sachs. The Independent Valuation Advisors’ valuation ranges are compared to the Investment Adviser’s valuations to ensure the Investment Adviser’s valuations are reasonable. VOG presents the valuations to the Private Investment Valuation and Side Pocket Sub-Committee of the Investment Management Division Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment decision making process;

(4)	The Investment Management Division Valuation Committee ratifies fair valuations and makes recommendations to the Audit Committee of the Board of Directors;

(5)

The Audit Committee of the Board of Directors reviews valuation information provided by the Investment Management Division Valuation Committee, the Investment Adviser and the Independent Valuation Advisors. The Audit Committee then assesses such valuation recommendations; and

(6)

The Board of Directors discusses the valuations and, within the meaning of the Investment Company Act, determines the fair value of the investments in good faith, based on the inputs of the Investment Adviser, the Independent Valuation Advisors and the Audit Committee.

Money Market Funds

Investments in money market funds are valued at net asset value (“NAV”) per share. See Note 3 “Significant Agreements and Related Party Transactions.”

Cash

Cash consists of deposits held at a custodian bank. As of December 31, 2018 and December 31, 2017, the Company held an aggregate cash balance of $6,113 and $11,606, respectively. Foreign currency of $257 (acquisition cost of $255) and $0 is included in cash as of December 31, 2018 and December 31, 2017, respectively.

Foreign Currency Translation

Amounts denominated in foreign currencies are translated into USD on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into USD based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into USD based upon currency exchange rates prevailing on the transaction dates.

The Company does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gains or losses on investments. Fluctuations arising from the translation of non-investment assets and liabilities are included with the net change in unrealized gains (losses) on foreign currency translations on the Consolidated Statements of Operations.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Derivatives

Foreign currency forward contracts

The Company may enter into foreign currency forward contracts to reduce the Company’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Company agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. Unrealized appreciation (depreciation) on foreign currency forward contracts are recorded on the Consolidated Statements of Assets and Liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Notional amounts of foreign currency forward contract assets and liabilities are presented separately on the Consolidated Schedules of Investments. Purchases and settlements of foreign currency forward contracts having the same settlement date and counterparty are generally settled net and any realized gains or losses are recognized on the settlement date.

The Company does not utilize hedge accounting and as such, the Company recognizes its derivatives at fair value with changes in the net unrealized appreciation (depreciation) on foreign currency forward contracts recorded on the Consolidated Statements of Operations.

Income Taxes

The Company recognizes tax positions in its consolidated financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement. The Company reports any interest expense related to income tax matters in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations.

The Company’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction, and based on such review, the Company has concluded that no additional provision for income tax is required in the consolidated financial statements. The Company is subject to potential examination by certain taxing authorities in various jurisdictions. The Company’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

The Company has elected to be treated as a RIC commencing with its taxable year ended December 31, 2013. So long as the Company maintains its status as a RIC, it will generally not be required to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. As a result, any U.S. federal income tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the consolidated financial statements of the Company.

To maintain its tax treatment as a RIC, the Company must meet specified source-of-income and asset diversification requirements and timely distribute to its stockholders for each taxable year at least 90% of its investment company taxable income (generally, its net ordinary income plus the excess of its realized net short-

term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction). In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income. If the Company chooses to do so, this generally would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on estimated undistributed taxable income as required. For the years ended December 31, 2018, 2017 and 2016 the Company accrued excise taxes of $1,589, $1,552 and $1,037, respectively. As of December 31, 2018, $1,787 of accrued excise taxes remained payable.

Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes. Income tax expense, if any, is included under the income category for which it applies in the Consolidated Statements of Operations. For the years ended December 31, 2018, 2017 and 2016 the Company accrued provision for taxes on realized gains on investments of $446, $0 and $0, respectively. For the years ended December 31, 2018, 2017 and 2016 the Company accrued provision for taxes on unrealized gains on investments of $276, $0 and $0, respectively. As of December 31, 2018, $722 of income taxes remained payable. For the years ended December 31, 2017 and 2016 the Company did not accrue any income taxes.

Distributions

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. The Company may pay distributions in excess of its taxable net investment income. This excess would be a tax-free return of capital in the period and reduce the stockholder’s tax basis in its shares. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged or credited to paid-in capital in excess of par, accumulated undistributed net investment income or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses. These differences are generally determined in conjunction with the preparation of the Company’s annual RIC tax return. Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by the Investment Adviser. The Company may pay distributions to its stockholders in a year in excess of its net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The Company intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that the Company may retain certain net capital gains for reinvestment and the Company may choose to carry forward taxable income for distribution in the following year and pay any applicable tax. The specific tax characteristics of the Company’s distributions will be reported to stockholders after the end of the calendar year. All distributions will be subject to available funds, and no assurance can be given that the Company will be able to declare such distributions in future periods.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of all cash distributions declared by the Board of Directors unless a stockholder elects to “opt out” of the plan. As a result, if the Board of Directors declares a cash distribution, then the stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of common stock, rather than receiving the cash distribution. Stockholders who receive distributions in the form of shares of common stock will generally be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions and, for this purpose, stockholders receiving distributions in the form of stock will generally be treated as receiving distributions equal to the fair market value of the stock received through the plan; however, since their cash distributions will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes. Due to regulatory considerations, Group Inc. has opted out of the dividend reinvestment plan, and GS & Co. has opted out of the dividend reinvestment plan in respect of shares of the Company’s common stock acquired through its 10b5-1 plan.

Deferred Financing and Debt Issuance Costs

Deferred financing and debt issuance costs consist of fees and expenses paid in connection with the closing of and amendments to the Company’s senior secured revolving credit agreement (as amended, the “Revolving Credit Facility”) with SunTrust Bank, as administrative agent, and Bank of America, N.A., as syndication agent, and the offering of the Company’s 4.50% Convertible Notes due 2022 (the “Convertible Notes”). These costs are amortized using the straight-line method over the respective term of the Revolving Credit Facility and Convertible Notes. Deferred financing costs related to the Revolving Credit Facility are presented separately as an asset on the Company’s Consolidated Statements of Assets and Liabilities. Deferred debt issuance costs related to the Convertible Notes are presented net against the outstanding debt balance on the Consolidated Statements of Assets and Liabilities.

Deferred Offering Costs

The Company records expenses related to registration statement filings and applicable offering costs as deferred offering costs. To the extent such expenses relate to equity offerings, these expenses are charged as a reduction of paid-in-capital upon each such offering.

New Accounting Pronouncements

In October 2018, the U.S Securities Exchange Commission (“SEC”) adopted the final rule under SEC release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant duplicative, overlapping, outdated or superseded. Effective with the current reporting period, the Company is no longer required to present components of distributable earnings on the Consolidated Statements of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Consolidated Statements of Changes in Net Assets. Prior period information has been reclassified to conform to the current period presentation and has no effect on the Company’s consolidated financial position or the consolidated results of operations as previously reported. The following provides the prior period reclassifications.

Consolidated Statements of Assets and Liabilities – The table below provides a reconciliation for previously disclosed components of distributable earnings on the Consolidated Statements of Assets and Liabilities as of December 31, 2017 to distributable earnings as of December 31, 2017 as disclosed in the current filing.

December 31, 2017
Accumulated net realized gain (loss)	$(85,451)
Accumulated undistributed net investment income	32,078
Net unrealized appreciation (depreciation) on investments	(19,352)

Distributable earnings	$(72,725)

Consolidated Statements of Changes in Net Assets – The table below provides a reconciliation for previously disclosed distributions from net investment income and realized gain for the years ended December 31, 2017 and 2016 to distributions from distributable earnings as disclosed in the current filing.

Distributions to stockholders from:	For the year ended December 31, 2017	For the year ended December 31, 2016
Net investment income	$(70,504)	$(65,373)

Total distributions to stockholders	$(70,504)	$(65,373)

3. SIGNIFICANT AGREEMENTS AND RELATED PARTY TRANSACTIONS

Investment Management Agreement

The Company has entered into an investment management agreement (as amended and restated as of June 15, 2018, the “Investment Management Agreement”) with the Investment Adviser, pursuant to which the Investment Adviser manages the Company’s investment program and related activities.

Management Fee

The Company pays the Investment Adviser a management fee (the “Management Fee”), accrued and payable quarterly in arrears. The Management Fee is calculated at (i) an annual rate of 1.50% (0.375% per quarter) (the “Original Rate”) through June 14, 2018 and (ii) an annual rate of 1.00% (0.25% per quarter) (the “New Rate”) thereafter, in each case, of the average value of the Company’s gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters. The Management Fee for any partial quarter (including any quarter during which both the Original Rate and the New Rate were in effect) will be appropriately prorated based on the actual number of days elapsed relative to the total number of days in such calendar quarter.

For the years ended December 31, 2018, 2017 and 2016, Management Fees amounted to $15,971, $17,828 and $17,012, respectively. As of December 31, 2018, $3,434 remained payable.

Incentive Fee

The incentive fee (the “Incentive Fee”) consists of two components that are determined independent of each other, with the result that one component may be payable even if the other is not. Effective as of January 1, 2015, the Incentive Fee is calculated as follows:

A portion of the Incentive Fee is based on income and a portion is based on capital gains, each as described below. The Investment Adviser is entitled to receive the Incentive Fee based on income if Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” of 1.75%. For this purpose, the hurdle is computed by reference to the Company’s NAV and does not take into account changes in the market price of the Company’s common stock.

Beginning with the calendar quarter that commenced on January 1, 2015, the Incentive Fee based on income is determined and paid quarterly in arrears at the end of each calendar quarter by reference to the Company’s aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2015) (such period the “Trailing Twelve Quarters”). The Incentive Fee based on capital gains is determined and paid annually in arrears at the end of each calendar year by reference to an “Annual Period,” which means the period beginning on January 1 of each calendar year and ending on December 31 of such calendar year or, in the case of the first and last year, the appropriate portion thereof.

The hurdle amount for the Incentive Fee based on income is determined on a quarterly basis and is equal to 1.75% multiplied by the Company’s NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments for subscriptions (which includes all of the Company’s issuances of shares of its common stock, including issuances pursuant to its dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarters. The Incentive Fee for any partial period will be appropriately prorated.

i. Quarterly Incentive Fee Based on Income

For the portion of the Incentive Fee based on income, the Company pays the Investment Adviser a quarterly Incentive Fee based on the amount by which (A) aggregate net investment income (“Ordinary Income”) in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve

Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount”. Ordinary Income is net of all fees and expenses, including the Management Fee but excluding any Incentive Fee.

The Incentive Fee based on income for each quarter is determined as follows:

•	No Incentive Fee based on income is payable to the Investment Adviser for any calendar quarter for which there is no Excess Income Amount;

•

100% of the Ordinary Income, if any, that exceeds the hurdle amount, but is less than or equal to an amount, referred to as the “Catch-up Amount,” determined as the sum of 2.1875% multiplied by the Company’s NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters is included in the calculation of the Incentive Fee based on income; and

•	20% of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the Incentive Fee based on income.

The amount of the Incentive Fee based on income that is paid to the Investment Adviser for a particular quarter equals the excess of the Incentive Fee so calculated minus the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The Incentive Fee based on income that is paid to the Investment Adviser for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

“Cumulative Net Return” means (x) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company pays no Incentive Fee based on income to the Investment Adviser for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the Incentive Fee based on income that is payable to the Investment Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company pays an Incentive Fee based on income to the Investment Adviser equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the Incentive Fee based on income that is payable to the Investment Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company pays an Incentive Fee based on income to the Investment Adviser equal to the Incentive Fee calculated as described above for such quarter without regard to the Incentive Fee Cap.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

ii. Annual Incentive Fee Based on Capital Gains.

The portion of the Incentive Fee based on capital gains is calculated on an annual basis. For each Annual Period, the Company pays the Investment Adviser an amount equal to (A) 20% of the difference, if positive, of the sum of the Company’s aggregate realized capital gains, if any, computed net of the Company’s aggregate realized capital losses, if any, and the Company’s aggregate unrealized capital depreciation, in each case from April 1, 2013 until the end of such Annual Period minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to the Investment Adviser from April 1, 2013. For the avoidance of doubt, unrealized capital appreciation is excluded from the calculation in clause (A) above.

The Company accrues, but does not pay, a portion of the Incentive Fee based on capital gains with respect to net unrealized appreciation. Under GAAP, the Company is required to accrue an Incentive Fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the accrual for the Incentive Fee based on capital gains, the Company considers the cumulative aggregate unrealized capital appreciation in the calculation, since an Incentive Fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then the Company records a capital gains incentive fee equal to 20% of such amount, minus the aggregate amount of actual Incentive Fees based on capital gains paid in all prior periods. If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future.

For the years ended December 31, 2018, 2017 and 2016 the Company incurred Incentive Fees based on income of $13,988, $12,775 and $10,422, respectively. As of December 31, 2018, $0 remained payable. For the years ended December 31, 2018, 2017 and 2016 the Company did not accrue or pay any Incentive Fees based on capital gains.

Administration and Custodian Fees

The Company has entered into an administration agreement with State Street Bank and Trust Company (the “Administrator”) under which the Administrator provides various accounting and administrative services to the Company. The Company pays the Administrator fees for its services as it determines to be commercially reasonable in its sole discretion. The Company also reimburses the Administrator for all reasonable expenses. To the extent that the Administrator outsources any of its functions, the Administrator pays any compensation associated with such functions. The Administrator also serves as the Company’s custodian (the “Custodian”).

For the years ended December 31, 2018, 2017 and 2016, the Company incurred expenses for services provided by the Administrator and the Custodian of $920, $803 and $842, respectively. As of December 31, 2018, $234 remained payable.

Transfer Agent Fees

Effective May 2, 2016, the Company entered into a transfer agency and services agreement pursuant to which Computershare Trust Company, N.A. serves as the Company’s transfer agent (the “Transfer Agent”), dividend agent and registrar. From the IPO to May 1, 2016, State Street Bank and Trust Company served as the Transfer Agent and dividend agent. Prior to the IPO, GS & Co. was the Transfer Agent. For the years ended December 31, 2018, 2017 and 2016, the Company incurred expenses for services provided by the Transfer Agent of $16, $21 and $23, respectively. As of December 31, 2018, $2 remained payable.

10b5-1 Plan

GS & Co. adopted a 10b5-1 plan (the “GS 10b5-1 Plan”) in accordance with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which provided for the purchase by GS & Co. in the open market up to the lesser of (i) $25,000 in the aggregate of the Company’s common stock and (ii) such amount that would not bring its collective ownership (with Group Inc.) of the Company’s common stock over 19.9%. The GS 10b5-1 Plan expired on March 18, 2016. The GS 10b5-1 Plan required GS & Co. to purchase shares of the Company’s common stock when the market price per share was below the Company’s most recently reported NAV per share (including any updates, corrections or adjustments publicly announced by the Company to any previously announced NAV per share). The purchase of shares by GS & Co. pursuant to the GS 10b5-1 Plan was intended to satisfy the conditions of Rules 10b5-1 and 10b-18 under the Exchange Act, and was otherwise subject to applicable law, including Regulation M. Under the GS 10b5-1 Plan, GS & Co. increased the volume of purchases made anytime the market price per share of the Company’s common stock declined below the most recently reported NAV per share, subject to volume restrictions. Purchases of the Company’s common stock by GS & Co. under the GS 10b5-1 Plan may have resulted in the price of the Company’s common stock being higher than the price that otherwise might have existed in the open market. For the period January 1, 2016 through March 18, 2016, GS & Co. purchased 432,638 shares of the Company’s common stock pursuant to the GS 10b5-1 Plan.

Common Stock Repurchase Plan

In February 2016, the Board of Directors authorized the Company to repurchase up to $25,000 of the Company’s common stock if the stock trades below the most recently announced NAV per share (including any updates, corrections or adjustments publicly announced by the Company to any previously announced NAV per share), from March 18, 2016 to March 18, 2017, subject to certain limitations. In February 2017, the Company’s Board of Directors renewed its authorization of the stock repurchase plan to extend the expiration to March 18, 2018 and, in February 2018, again renewed its authorization of the stock repurchase plan to extend the expiration to March 18, 2019.

In connection with this authorization, the Company entered into a 10b5-1 plan (the “Company 10b5-1 Plan”). The Company 10b5-1 Plan provides that purchases will be conducted on the open market on a programmatic basis in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances. No purchases will be effected pursuant to the Company 10b5-1 Plan if such purchase would (i) cause the aggregate ownership of the Company’s outstanding common stock by Group Inc. and GS & Co. to equal or exceed 25.0% (due to the reduction in outstanding shares of stock as a result of such purchase) or (ii) cause the Company’s debt/equity ratio to exceed 0.75. The Company 10b5-1 Plan initially took effect on March 18, 2016 (with any purchases to commence after the opening of NYSE trading on March 21, 2016), was subsequently renewed and expired on March 18, 2018. The Company entered into an agreement to renew the Company 10b5-1 Plan on May 14, 2018, which was terminated on June 27, 2018 in connection with the Company’s offering of Convertible Notes. See Notes 6 “Debt”. On June 27, 2018, the Company entered into an agreement to renew the Company 10b5-1 Plan with any purchases pursuant to the agreement to commence on September 25, 2018. The Company 10b5-1 Plan is scheduled to expire on March 18, 2019. Further, no purchases will be effected during the applicable restricted period under Regulation M as a result of an offering of securities by the Company or for a period of 60 days after the expiration of any overallotment option included in any common equity offering.

The Company’s repurchase of its common stock under the Company 10b5-1 Plan or otherwise may result in the price of the Company’s common stock being higher than the price that otherwise might exist in the open market. For the years ended December 31, 2018, 2017 and 2016 the Company did not repurchase any of its common stock pursuant to the Company 10b5-1 Plan or otherwise.

Affiliates

As of December 31, 2018 and December 31, 2017, Group Inc. owned 16.12% and 16.16%, respectively, of the outstanding shares of the Company’s common stock.

The Company’s investments in affiliates for the year ended December 31, 2018 were as follows:

	Fair Value as of December 31, 2017	Gross Additions(3)	Gross Reductions(4)	Net Realized Gains/ (Losses)	Change in Unrealized Gains/ (Losses)	Fair Value as of December 31, 2018	Dividend, Interest, PIK and Other Income
Controlled Affiliates
Bolttech Mannings, Inc.	$20,569	$5,648	$–	$–	$(2,354)	$23,863	$1,791
Senior Credit Fund, LLC(1)	92,097	5,658	–	–	(1,299)	96,456	10,550

Total Controlled Affiliates	$112,666	$11,306	$–	$–	$(3,653)	$120,319	$12,341

Non-Controlled Affiliates
Goldman Sachs Financial Square Government Fund (2)	$11,539	$243,137	$(254,676)	$–	$–	$–	$53
Accuity Delivery Systems, LLC	–	13,092	–	–	638	13,730	568
CB-HDT Holdings, Inc.	19,345	2,148	–	–	5,361	26,854	589
Collaborative Imaging Holdco, LLC	–	10,077	–	–	196	10,273	703
Conergy Asia Holdings, Ltd	4,832	664	–	–	(4,432)	1,064	68
Elah Holdings, Inc.	–	2,234	–	–	–	2,234	–
Iracore International Holdings, Ltd	9,602	–	–	–	(1,795)	7,807	380
Kawa Solar Holdings Limited	8,918	153	(664)	9	(350)	8,066	151
NTS Communications, Inc.	51,538	6,459	–	–	(2,440)	55,557	6,453
Prairie Provident Resources, Inc.	1,233	–	–	–	(729)	504	–

Total Non-Controlled Affiliates	$107,007	$277,964	$ (255,340)	$9	$(3,551)	$126,089	$8,965

Total Affiliates	$219,673	$289,270	$(255,340)	$9	$(7,204)	$246,408	$21,306

(1)	Together with The Regents of the University of California (“Cal Regents”, and collectively with the Company, the “Members”), the Company invests through the Senior Credit Fund. Although the Company owns more than 25% of the voting securities of the Senior Credit Fund, the Company does not believe that it has control over the Senior Credit Fund (other than for purposes of the Investment Company Act). See Note 4 “Investments”.
(2)	Fund advised by an affiliate of Goldman Sachs.
(3)	Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(4)	Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

The Company’s investments in affiliates for the year ended December 31, 2017 were as follows:

	Fair Value as of December 31, 2016	Gross Additions(3)	Gross Reductions(4)	Net Realized Gains/ (Losses)	Change in Unrealized Gains/ (Losses)	Fair Value as of December 31, 2017	Dividend, Interest, PIK and Other Income
Controlled Affiliates
Bolttech Mannings, Inc.	$–	$20,569	$–	$–	$–	$20,569	$37
Senior Credit Fund, LLC(1)	78,394	16,750	–	–	(3,047)	92,097	10,958

Total Controlled Affiliates	$78,394	$37,319	$–	$–	$(3,047)	$112,666	$10,995

Non-Controlled Affiliates
Goldman Sachs Financial Square Government Fund(2)	$1	$302,380	$(290,842)	$–	$–	$11,539	$27
CB-HDT Holdings, Inc.	18,510	384	–	–	451	19,345	384
Conergy Asia Holdings, Ltd	–	5,700	–	–	(868)	4,832	1
Iracore International Holdings, Ltd	–	10,392	–	–	(790)	9,602	253
Kawa Solar Holdings Limited	15,917	4,161	(5,425)	(2,492)	(3,243)	8,918	1,307
NTS Communications, Inc.	47,498	7,093	–	–	(3,053)	51,538	7,139
Prairie Provident Resources, Inc.	2,178	–	–	–	(945)	1,233	–

Total Non-Controlled Affiliates	$84,104	$330,110	$(296,267)	$(2,492)	$(8,448)	$107,007	$9,111

Total Affiliates	$162,498	$367,429	$(296,267)	$(2,492)	$(11,495)	$219,673	$20,106

(1)	Together with Cal Regents, the Company invests through the Senior Credit Fund. Although the Company owns more than 25% of the voting securities of the Senior Credit Fund, the Company does not believe that it has control over the Senior Credit Fund (other than for purposes of the Investment Company Act). See Note 4 “Investments”.
(2)	Fund advised by an affiliate of Goldman Sachs.
(3)	Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(4)	Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

Due to Affiliates

The Investment Adviser pays certain general and administrative expenses, including legal expenses, on behalf of the Company in the ordinary course of business. As of December 31, 2018 and December 31, 2017, there were $282 and $39, respectively, included within Accrued expenses and other liabilities paid by the Investment Adviser and its affiliates on behalf of the Company.

Co-investment Activity

In certain circumstances, negotiated co-investments by the Company and other funds managed by the Investment Adviser may be made only pursuant to an order from the SEC permitting the Company to do so. On January 4, 2017, the SEC granted GSAM, Goldman Sachs Private Middle Market Credit LLC (“GS PMMC”), Goldman Sachs Middle Market Lending Corp. (“GS MMLC”) and the Company exemptive relief (“Exemptive Relief”) that permits the Company to co-invest with GS PMMC, GS MMLC and certain other funds that may be managed by GSAM, including the GSAM Credit Alternatives Team, in the future, subject to certain terms and conditions in the Exemptive Relief. The GSAM Credit Alternatives Team is comprised of investment professionals dedicated to the Company’s investment strategy and other funds that share a similar investment strategy with the Company, who are responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, negotiating and structuring the Company’s investments and monitoring and servicing the Company’s investments, together with investment professionals who are primarily focused on investment strategies in syndicated, liquid credit. Under the terms of the Exemptive Relief, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to the Company and the Company’s stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the then-current investment objectives and strategies of the Company. As a result of the Exemptive Relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolios of GS PMMC, GS MMLC and/or other funds established by the GSAM Credit Alternatives Team that could avail themselves of the Exemptive Relief.

4. INVESTMENTS

As of the dates indicated, the Company’s investments (excluding an investment in a money market fund managed by an affiliate of Group Inc. of $0 and $11,539, respectively) consisted of the following:

	December 31, 2018		December 31, 2017
Investment Type	Cost	Fair Value	Cost	Fair Value
1st Lien/Senior Secured Debt	$738,626	$729,604	$412,534	$407,073
1st Lien/Last-Out Unitranche	114,004	106,879	279,031	273,965
2nd Lien/Senior Secured Debt	411,551	391,931	443,391	444,603
Unsecured Debt	6,711	6,697	3,900	3,900
Preferred Stock	16,851	21,534	11,750	12,836
Common Stock	37,815	22,343	32,717	23,839
Investment Funds & Vehicles(1)	100,000	96,456	94,342	92,097

Total Investments	$1,425,558	$1,375,444	$1,277,665	$1,258,313

(1)	Includes equity investments in the Senior Credit Fund.

As of the dates indicated, the industry composition of the Company’s portfolio at fair value and net assets was as follows:

	December 31, 2018		December 31, 2017
Industry	Fair Value	Net Assets	Fair Value	Net Assets
Software	11.5%	22.3%	10.3%	17.9%
Health Care Providers & Services	8.0	15.5	7.5	13.0
Investment Funds & Vehicles	7.0	13.6	7.3	12.7
Distributors	5.8	11.2	5.1	8.9
Diversified Telecommunication Services	5.6	10.9	5.9	10.3
Media	5.5	10.7	3.3	5.7
Internet Software & Services	5.2	10.0	3.8	6.5
Chemicals	4.9	9.5	4.8	8.3
IT Services	4.8	9.4	4.5	7.8
Health Care Equipment & Supplies	4.3	8.2	7.1	12.2
Electronic Equipment, Instruments & Components	4.0	7.6	4.4	7.7
Aerospace & Defense	3.2	6.2	2.9	5.1
Diversified Financial Services	3.1	6.1	3.1	5.4
Air Freight & Logistics	3.0	5.8	2.0	3.4
Professional Services	3.0	5.7	3.5	6.0
Road & Rail	2.2	4.3	1.1	1.9
Machinery	2.2	4.2	2.6	4.6
Specialty Retail	2.1	4.1	2.3	4.1

	December 31, 2018		December 31, 2017
Industry	Fair Value	Net Assets	Fair Value	Net Assets
Auto Components	2.0	3.8	1.6	2.7
Commercial Services & Supplies	2.0	3.8	1.6	2.8
Household Products	1.8	3.6	4.1	7.1
Health Care Technology	1.6	3.1	0.0	0.0
Internet Catalog & Retail	1.5	3.0	1.7	3.0
Food Products	1.1	2.2	1.5	2.5
Real Estate Management & Development	0.9	1.8	4.5	7.9
Leisure Equipment & Products	0.8	1.5	0.8	1.4
Construction & Engineering	0.7	1.3	1.1	1.9
Energy Equipment & Services	0.6	1.1	0.8	1.3
Beverages	0.6	1.2	0.0	0.0
Containers & Packaging	0.4	0.9	0.7	1.1
Life Sciences Tools & Services	0.4	0.8	0.0	0.0
Capital Markets	0.2	0.3	0.0	0.0
Oil, Gas & Consumable Fuels	0.0	0.1	0.1	0.2

Total	100.0%	193.8%	100.0%	173.4%

As of the dates indicated, the geographic composition of the Company’s portfolio at fair value was as follows:

Geographic	December 31, 2018	December 31, 2017
United States	97.9%	98.8%
Ireland	1.4	–
Germany	0.6	0.7
Singapore	0.1	0.4
Canada	–	0.1

Total	100.0%	100.0%

Senior Credit Fund, LLC

The Senior Credit Fund, an unconsolidated Delaware limited liability company, was formed on May 7, 2014 and commenced operations on October 1, 2014. The Company invests together with Cal Regents through the Senior Credit Fund. The Senior Credit Fund’s principal purpose is to make investments, either directly or indirectly through its wholly owned subsidiary, Senior Credit Fund SPV I, LLC (“SPV I”), primarily in senior secured loans to middle-market companies. Each of the Company and Cal Regents are responsible for sourcing the Senior Credit Fund’s investments. Each of the Company and Cal Regents has a 50% economic ownership in the Senior Credit Fund and each has subscribed to fund $100,000. Except under certain circumstances, contributions to the Senior Credit Fund cannot be redeemed. The Senior Credit Fund is managed by a six member board of managers, on which the Company and Cal Regents have equal representation. Investment decisions generally must be unanimously approved by a quorum of the board of managers. On August 24, 2018, the Company and Cal Regents, as the Members of the Senior Credit Fund, entered into an amendment to the amended and restated limited liability company agreement of the Senior Credit Fund to extend the investment period to December 19, 2018.

On December 19, 2016, SPV I entered into an amended and restated credit facility (as amended, the “Asset Based Facility”), which consists of a revolving credit facility (the “SPV I Revolving Credit Facility”), a term loan facility (the “SPV I Term Loan Facility”) and a Class B loan facility (the “SPV I Class B Facility”), with various lenders. For the Asset Based Facility, Natixis, New York Branch (“Natixis”) serves as the facility agent, and State Street Bank and Trust Company serves as the collateral agent. Through the investment period of December 19, 2018, the SPV I Revolving Credit Facility provided for borrowings in an aggregate amount up to $120,000 on a committed basis. After the investment period, the SPV I Revolving Credit Facility consisted of a $20,500 fully drawn loan and no additional borrowings are available under it. Borrowings under the SPV I Revolving Credit Facility bear interest at LIBOR plus 2.30%. As of December 31, 2018, the SPV I Term Loan Facility consisted of a $240,000 fully drawn term loan and the SPV I Class B Facility consisted of a $40,000 fully drawn Class B loan. Borrowings under the SPV I Term Loan Facility and SPV I Class B Facility bear interest at LIBOR plus 2.30% and LIBOR plus 3.50%, respectively. Any amounts borrowed under the Asset Based Facility will mature, and all accrued and unpaid interest will be due and payable, on December 19, 2025.

The Senior Credit Fund had entered into a revolving credit facility (the “Subscription Facility”) with Versailles Assets LLC, as lender, and Natixis, as the facility agent. The Subscription Facility provided for borrowings in an aggregate amount up to $50,000 on a committed basis. The Senior Credit Fund’s obligations to Natixis and the lenders were secured by the unfunded subscriptions of the Company and Cal Regents, proceeds of such subscriptions and certain other assets. On September 30, 2016, the Senior Credit Fund paid in full all loans outstanding, and the Subscription Facility was terminated. In connection thereof, the related documents governing the Subscription Facility were also terminated.

As of December 31, 2018 and December 31, 2017, the Company and Cal Regents had subscribed to fund and contributed the following to the Senior Credit Fund:

	December 31, 2018		December 31, 2017
Member	Subscribed to fund	Contributed	Subscribed to fund	Contributed
Company	$100,000	$100,000	$100,000	$94,342
Cal Regents	100,000	100,000	100,000	94,342

Total	$200,000	$200,000	$200,000	$188,684

As of December 31, 2018 and December 31, 2017, the Senior Credit Fund had total investments in senior secured debt at fair value of $451,801 and $467,071, respectively. As of December 31, 2018, the Senior Credit Fund had one portfolio company on non-accrual status. As of December 31, 2017, the Senior Credit Fund had no investments on non-accrual status. As of December 31, 2018 and December 31, 2017, the Senior Credit Fund had an investment in a money market fund managed by an affiliate of Group Inc. with a total fair value of $5,292 and $5,840, respectively. In addition, as of December 31, 2018, the Senior Credit Fund had ten portfolio companies with unfunded commitments totaling $17,114 and as of December 31, 2017, the Senior Credit Fund had eight portfolio companies with unfunded commitments totaling $17,138.

Below is a summary of the Senior Credit Fund’s portfolio, excluding an investment in a money market fund managed by an affiliate of Group Inc., followed by a listing of the individual loans in the Senior Credit Fund’s portfolio as of December 31, 2018 and December 31, 2017:

	As of
	December 31, 2018	December 31, 2017
Total senior secured debt(1)	$484,407	$496,582
Weighted average current interest rate on senior secured debt(2)	7.7%	7.3%
Number of borrowers in the Senior Credit Fund	32	34
Largest loan to a single borrower(1)	$29,849	$29,041

(1)	At par amount, including fully unfunded commitments.
(2)	Computed as (a) the annual stated interest rate on accruing senior secured debt, divided by (b) total income producing senior secured debt at par amount, excluding fully unfunded commitments.

Senior Credit Fund Portfolio as of December 31, 2018

Portfolio Company	Industry	Interest Rate(+)	Reference Rate and Spread(+)	Maturity	Par Amount	Cost	Fair Value
1st Lien/Senior Secured Debt (+)
3SI Security Systems, Inc.	Commercial Services & Supplies	8.54%	L + 5.75%; 1.00% Floor	06/16/2023	$29,849	$29,533	$29,550
A Place For Mom, Inc.	Diversified Consumer Services	6.27%	L + 3.75%; 1.00% Floor	08/10/2024	17,865	17,849	17,865
AMCP Clean Acquisition Company, LLC	Commercial Services & Supplies	7.05%	L + 4.25%	06/16/2025	8,827	8,785	8,705
AMCP Clean Acquisition Company, LLC(1)	Commercial Services & Supplies	6.93%	L + 4.25%	06/16/2025	2,129	826	804
Ansira Partners, Inc.	Media	8.27%	L + 5.75%; 1.00% Floor	12/20/2022	9,249	9,182	9,203
Ansira Partners, Inc.(1)	Media	8.27%	L + 5.75%; 1.00% Floor	12/20/2022	566	136	138
ATX Networks Corp.	Communications Equipment	9.80%	L + 7.00% (Incl. 1.00% PIK); 1.00% Floor	06/11/2021	14,976	14,903	14,078
ATX Networks Corp.	Communications Equipment	9.80%	L + 7.00% (Incl. 1.00% PIK); 1.00% Floor	06/11/2021	952	936	895
Badger Sportswear, Inc.	Textiles, Apparel & Luxury Goods	7.02%	L + 4.50%; 1.00% Floor	09/11/2023	14,660	14,555	14,367
Barbri, Inc.	Media	6.60%	L + 4.25%; 1.00% Floor	12/01/2023	12,486	12,434	12,174
CST Buyer Company	Diversified Consumer Services	7.52%	L + 5.00%; 1.00% Floor	03/01/2023	18,671	18,290	18,438
CST Buyer Company(1) (2)	Diversified Consumer Services		L + 5.00%; 1.00% Floor	03/01/2023	1,800	(35)	(22)
DBRS Limited	Capital Markets	7.96%	L + 5.25%; 1.00% Floor	03/04/2022	11,550	11,490	11,377
DiscoverOrg, LLC(3)	Software	7.03%	L + 4.50%; 1.00% Floor	08/25/2023	7,900	7,868	7,861
Drilling Info Holdings, Inc.	Oil & Gas	6.77%	L + 4.25%	07/30/2025	17,001	16,920	16,895
Drilling Info Holdings, Inc.(1) (2)	Oil & Gas		L + 4.25%	07/30/2025	1,460	(7)	(9)
FWR Holding Corporation	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	8,989	8,806	8,809
FWR Holding Corporation	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	1,791	1,756	1,755
FWR Holding Corporation	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	1,135	1,113	1,113
FWR Holding Corporation(1)	Hotels, Restaurants & Leisure	10.25%	P + 4.75%; 2.00% Floor	08/21/2023	1,175	417	417
GH Holding Company	Real Estate Management & Development	7.02%	L + 4.50%	02/28/2023	14,888	14,824	14,813
GI Revelation Acquisition LLC	Internet Software & Services	7.52%	L + 5.00%	04/16/2025	9,459	9,415	9,281
GK Holdings, Inc.	IT Services	8.80%	L + 6.00%; 1.00% Floor	01/20/2021	17,280	17,232	15,725
GlobalTranz Enterprises, Inc.	Road & Rail	6.77%	L + 4.25%	06/29/2025	21,945	21,840	21,835
GlobalTranz Enterprises, Inc.(1) (2)	Road & Rail		L + 4.25%	06/29/2025	4,000	—	(20)
Halo Branded Solutions, Inc.	Commercial Services & Supplies	7.02%	L + 4.50%; 1.00% Floor	06/30/2025	$10,503	$10,403	$10,188
Halo Branded Solutions, Inc.	Commercial Services & Supplies	7.02%	L + 4.50%; 1.00% Floor	06/30/2025	4,423	4,380	4,290
HC Group Holdings III, Inc.	Health Care Providers & Services	6.27%	L + 3.75%	04/07/2022	8,708	8,684	8,599
Hygiena Borrower LLC(3)	Life Sciences Tools & Services	6.80%	L + 4.00%; 1.00% Floor	08/26/2022	17,762	17,623	17,406
Hygiena Borrower LLC(1) (2) (3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	288	(2)	(6)

Portfolio Company	Industry	Interest Rate(+)	Reference Rate and Spread(+)	Maturity	Par Amount	Cost	Fair Value
Hygiena Borrower LLC(1) (2) (3)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	1,867	(20)	(37)
Jill Acquisition LLC	Textiles, Apparel & Luxury Goods	7.53%	L + 5.00%; 1.00% Floor	05/08/2022	13,839	13,774	13,620
Lattice Semiconductor Corporation	Semiconductors & Semiconductor Equipment	6.63%	L + 4.25%; 1.00% Floor	03/10/2021	9,212	9,122	9,212
Output Services Group, Inc.	Diversified Consumer Services	6.77%	L + 4.25%; 1.00% Floor	03/27/2024	6,978	6,951	6,751
Output Services Group, Inc.(1) (2)	Diversified Consumer Services		L + 4.25%; 1.00% Floor	03/27/2024	1,026	–	(33)
Pharmalogic Holdings Corp.	Health Care Equipment & Supplies	6.52%	L + 4.00%	06/11/2023	6,542	6,528	6,526
Pharmalogic Holdings Corp.	Health Care Equipment & Supplies	6.52%	L + 4.00%	06/11/2023	1,878	1,874	1,874
Pharmalogic Holdings Corp.(1) (2)	Health Care Equipment & Supplies		L + 4.00%	06/11/2023	3,537	(8)	(9)
Professional Physical Therapy(4)	Health Care Providers & Services		L + 7.50% PIK; 1.00% Floor	12/16/2022	11,265	10,283	9,350
Regulatory DataCorp, Inc.	Diversified Financial Services	7.02%	L + 4.50%; 1.00% Floor	09/21/2022	4,962	4,962	4,863
SciQuest, Inc.	Internet Software & Services	6.53%	L + 4.00%; 1.00% Floor	12/28/2024	19,850	19,763	19,453
SMS Systems Maintenance Services, Inc.	IT Services	7.52%	L + 5.00%; 1.00% Floor	10/30/2023	14,700	14,644	10,924
Stackpath, LLC	Internet Software & Services	7.59%	L + 5.00%; 1.00% Floor	02/03/2023	16,703	16,580	16,034
Tronair Parent Inc.	Air Freight & Logistics	7.56%	L + 4.75%; 1.00% Floor	09/08/2023	13,685	13,589	13,138
U.S. Acute Care Solutions, LLC	Health Care Providers & Services	7.52%	L + 5.00%; 1.00% Floor	05/14/2021	12,740	12,665	12,676
VRC Companies, LLC(3)	Commercial Services & Supplies	9.02%	L + 6.50%; 1.00% Floor	03/31/2023	27,361	26,966	27,087
VRC Companies, LLC(1) (3)	Commercial Services & Supplies	9.45%	L + 6.50%; 1.00% Floor	03/31/2022	1,412	699	706

Total 1st Lien/Senior Secured Debt						438,528	428,659

1st Lien/Last-Out Unitranche(5)
ASC Acquisition Holdings, LLC(3)	Distributors	10.03%	L + 7.50%; 1.00% Floor	12/15/2021	8,063	8,010	7,861

Total 1st Lien/Last-Out Unitranche						8,010	7,861

2nd Lien/Senior Secured Debt
DiscoverOrg, LLC(3)	Software	11.03%	L + 8.50%; 1.00% Floor	02/23/2024	10,500	10,370	10,421
GK Holdings, Inc.	IT Services	13.05%	L + 10.25%; 1.00% Floor	01/20/2022	6,000	5,935	4,860

Total 2nd Lien/Senior Secured Debt						16,305	15,281

Total Corporate Debt						462,843	451,801

	Yield	Shares	Cost	Fair Value
Investments in Affiliated Money Market Fund
Goldman Sachs Financial Square Government Fund - Institutional Shares^^^	2.34%(6)	5,292,068	$5,292	$5,292

Total Investments in Affiliated Money Market Fund			5,292	5,292

TOTAL INVESTMENTS			$468,135	$457,093

^^^	While representing less than 5% of the portfolio company’s outstanding voting securities, the portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940.

(+)	The terms in the Schedule above disclose the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2018, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 3.01%, 2.88%, 2.81%, 2.61%, 2.50% and 2.41%, respectively. As of December 31, 2018, P was 5.50%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2018.
(1)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated.
(2)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.
(3)	The Company also holds a portion of senior secured debt in this portfolio company.
(4)	The investment is on non-accrual status as of December 31, 2018.
(5)	In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.
(6)	The rate shown is the annualized seven-day yield as of December 31, 2018.

PIK – Payment-In-Kind

Senior Credit Fund Portfolio as of December 31, 2017

Portfolio Company	Industry	Interest(+)	Maturity	Par Amount	Cost	Fair Value
1st Lien/Senior Secured Debt
3SI Security Systems, Inc.	Commercial Services & Supplies	7.87% (L + 6.25%; 1.00% Floor)	06/16/2023	$14,963	$14,754	$14,738
A Place For Mom, Inc.	Diversified Consumer Services	5.69% (L + 4.00%; 1.00% Floor)	08/10/2024	3,990	3,971	3,985
Ansira Partners, Inc.	Media	8.19% (L + 6.50%; 1.00% Floor)	12/20/2022	8,640	8,564	8,575
Ansira Partners, Inc.(1)	Media	8.19% (L + 6.50%; 1.00% Floor)	12/20/2022	1,269	692	693
ASC Acquisition Holdings, LLC (2)	Distributors	8.89% (L + 7.50%; 1.00% Floor)	12/15/2021	10,688	10,599	10,474
ASC Acquisition Holdings, LLC(1) (2) (3)	Distributors	(L + 7.50%; 1.00% Floor)	12/15/2021	3,750	(37)	(75)
ATX Networks Corp.	Communications Equipment	8.69% (L + 6.00%; 1.00% Floor) (7.69% Cash and 1.00% PIK)	06/11/2021	16,426	16,299	16,179
Badger Sportswear, Inc.	Textiles, Apparel & Luxury Goods	6.07% (L + 4.50%; 1.00% Floor)	09/11/2023	14,812	14,687	14,535
Barbri, Inc.	Media	5.73% (L + 4.25%; 1.00% Floor)	12/01/2023	14,000	13,931	13,965
Crowne Group, LLC	Auto Components	10.73% (L + 9.25%; 1.00% Floor)	05/26/2021	16,363	16,239	16,526
CST Buyer Company	Diversified Consumer Services	7.75% (L + 6.25%; 1.00% Floor)	03/01/2023	19,658	19,176	19,265
CST Buyer Company (1) (3)	Diversified Consumer Services	(L + 6.25%; 1.00% Floor)	03/01/2023	1,800	(43)	(36)
DBRS Limited	Capital Markets	6.73% (L + 5.25%; 1.00% Floor)	03/04/2022	11,670	11,593	11,670
DiscoverOrg, LLC (2)	Software	6.07% (L + 4.50%; 1.00% Floor)	08/25/2023	7,980	7,942	7,900
FWR Holding Corporation	Hotels, Restaurants & Leisure	7.66% (L + 6.00%; 1.00% Floor)	08/21/2023	9,080	8,863	8,853
FWR Holding Corporation(1)	Hotels, Restaurants & Leisure	7.60% (L + 6.00%; 1.00% Floor)	08/21/2023	2,936	400	396
FWR Holding Corporation (1)	Hotels, Restaurants & Leisure	7.57% (L + 6.00%; 1.00% Floor)	08/21/2023	1,175	119	118
GK Holdings, Inc.	IT Services	7.69% (L + 6.00%; 1.00% Floor)	01/20/2021	17,460	17,392	13,628

Portfolio Company	Industry	Interest(+)	Maturity	Par Amount	Cost	Fair Value
HC Group Holdings III, Inc.	Health Care Providers & Services	6.57% (L + 5.00%; 1.00% Floor)	04/07/2022	8,798	8,768	8,875
Help/Systems, LLC	Software	6.19% (L + 4.50%; 1.00% Floor)	10/08/2021	17,721	17,300	17,765
Hygiena Borrower LLC	Life Sciences Tools & Services	6.44% (L + 4.75%; 1.00% Floor)	08/26/2022	15,880	15,741	15,562
Hygiena Borrower LLC (1) (3)	Life Sciences Tools & Services	(L + 4.75%; 1.00% Floor)	08/26/2022	$1,667	$(21)	$(33)
Jill Acquisition LLC	Textiles, Apparel & Luxury Goods	6.38% (L + 5.00%; 1.00% Floor)	05/08/2022	13,997	13,914	13,183
Lattice Semiconductor Corporation	Semiconductors & Semiconductor Equipment	5.65% (L + 4.25%; 1.00% Floor)	03/10/2021	10,745	10,608	10,852
Liquidnet Holdings, Inc.	Capital Markets	5.82% (L + 4.25%; 1.00% Floor)	07/15/2024	9,750	9,658	9,774
MB Aerospace Holdings Inc.	Aerospace & Defense	7.13% (L + 5.50%; 1.00% Floor)	12/15/2022	15,689	15,568	15,649
Netsmart Technologies, Inc.	Health Care Technology	6.19% (L + 4.50%; 1.00% Floor)	04/19/2023	18,747	18,696	18,935
Pathway Partners Vet Management Company, LLC(2)	Health Care Providers & Services	5.82% (L + 4.25%; 1.00% Floor)	10/10/2024	6,963	6,929	6,963
Pathway Partners Vet Management Company, LLC(1) (2)	Health Care Providers & Services	5.82% (L + 4.25%; 1.00% Floor)	10/10/2024	3,020	277	291
Pomeroy Group LLC	IT Services	7.51% (L + 6.00%; 1.00% Floor)	11/30/2021	15,759	15,390	15,404
Professional Physical Therapy	Health Care Providers & Services	9.50% (P + 5.00%)	12/16/2022	10,395	10,306	10,187
Radiology Partners Holdings, LLC	Health Care Providers & Services	7.59% (L + 5.75%; 1.00% Floor)	12/04/2023	7,710	7,634	7,710
Radiology Partners Holdings, LLC (1)	Health Care Providers & Services	7.59% (L + 5.75%; 1.00% Floor)	12/04/2023	2,290	1,389	1,412
RealD, Inc.	Media	8.98% (L + 7.50%; 1.00% Floor)	03/22/2021	16,639	16,516	16,431
SciQuest, Inc.(4)	Internet Software & Services	5.56% (L + 4.00%; 1.00% Floor)	12/28/2024	20,000	19,900	19,900
Smarte Carte, Inc.	Air Freight & Logistics	7.20% (L + 5.50%; 1.00% Floor)	08/30/2021	10,558	10,477	10,479
SMS Systems Maintenance Services, Inc.	IT Services	6.57% (L + 5.00%; 1.00% Floor)	10/30/2023	14,850	14,784	12,474
Stackpath, LLC	Internet Software & Services	6.38% (L + 5.00%; 1.00% Floor)	02/03/2023	16,915	16,765	16,746
Tronair Parent Inc.	Air Freight & Logistics	6.16% (L + 4.75%; 1.00% Floor)	09/08/2023	13,825	13,710	13,652
U.S. Acute Care Solutions, LLC	Health Care Providers & Services	6.69% (L + 5.00%; 1.00% Floor)	05/14/2021	12,870	12,765	12,741
VRC Companies, LLC	Commercial Services & Supplies	8.12% (L + 6.50%; 1.00% Floor)	03/31/2023	19,906	19,501	19,657
VRC Companies, LLC	Commercial Services & Supplies	7.85% (L + 6.50%; 1.00% Floor)	03/31/2023	3,523	3,452	3,480
VRC Companies, LLC (1)	Commercial Services & Supplies	7.97% (L + 6.50%; 1.00% Floor)	03/31/2023	4,200	2,179	2,177
VRC Companies, LLC (1)	Commercial Services & Supplies	10.00% (P + 5.50%)	03/31/2022	1,412	1,102	1,112

Total 1st Lien/Senior Secured Debt					448,449	442,767

1st Lien/First-Out Unitranche
Infogix, Inc.	Software	6.69% (L + 5.00%; 1.00% Floor)	12/31/2021	9,593	9,524	9,569

Total 1st Lien/First-Out Unitranche					9,524	9,569

Portfolio Company	Industry	Interest(+)	Maturity	Par Amount	Cost	Fair Value

2nd Lien/Senior Secured Debt
DiscoverOrg, LLC(2)	Software	10.07% (L + 8.50%; 1.00% Floor)	02/23/2024	10,500	10,350	10,395
GK Holdings, Inc.	IT Services	11.94% (L + 10.25%; 1.00% Floor)	01/20/2022	6,000	5,918	4,340

Total 2nd Lien/Senior Secured Debt					16,268	14,735

Total Corporate Debt					474,241	467,071

		Yield		Shares	Cost	Fair Value
Investments in Affiliated Money Market Fund
Goldman Sachs Financial Square Government Fund - Institutional Shares		1.21%(5)		5,839,827	$5,840	$5,840

Total Investments in Affiliated Money Market Fund					5,840	5,840

TOTAL INVESTMENTS					$480,081	$472,911

(+)	The schedule above discloses the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2017, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 2.11%, 1.84%, 1.69%, 1.62%, 1.56% and 1.48%, respectively. As of December 31, 2017, P was 4.50%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2017.
(1)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date, that may expire prior to the maturity date stated.
(2)	The Company also holds a portion of the 2nd lien/senior secured debt in this portfolio company.
(3)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.
(4)	Position or portion thereof unsettled as of December 31, 2017.
(5)	The rate shown is the annualized seven-day yield as of December 31, 2017.

PIK – Payment-in-kind

Below is selected balance sheet information for the Senior Credit Fund as of December 31, 2018 and December 31, 2017:

	As of December 31, 2018	As of December 31, 2017
Selected Balance Sheet Information
Total investments, at fair value	$457,093	$472,911
Cash and other assets	42,847	31,826

Total assets	$499,940	$504,737

Debt(1)	$298,339	$291,515
Other liabilities	8,689	29,028

Total liabilities	$307,028	$320,543

Members’ equity	192,912	184,194

Total liabilities and members’ equity	$499,940	$504,737

(1)	Net of deferred financing costs for the SPV I Term Loan Facility, which were in the amount of $2,161 and $2,485 as of December 31, 2018 and December 31, 2017, respectively.

Below is selected statements of operations information for the Senior Credit Fund for the years ended December 31, 2018, 2017 and 2016:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Selected Statements of Operations Information:
Total investment income	$39,129	$37,681	$25,534

Expenses
Interest and other debt expense	15,599	13,452	9,101
Excess loan origination and structuring fees	–	1,308	2,312
Professional fees	694	625	430
Administration and custodian fees	396	400	347
Other expenses	67	150	103

Total expenses	16,756	15,935	12,293

Total net income	22,373	21,746	13,241
Net realized gain(loss) on investments	–	106	(21)
Net change in unrealized appreciation (depreciation) on investments	(3,872)	(8,646)	4,074

Net increase (decrease) in members’ equity	$18,501	$13,206	$17,294

Loan Origination and Structuring Fees

If the loan origination and structuring fees earned by the Senior Credit Fund (including directly or indirectly through SPV I or another vehicle) during a period exceed the Senior Credit Fund’s expenses (excluding interest and other debt expenses), such excess is paid as a fee to the Member(s) responsible for the origination of the loans pro rata in accordance with the total loan origination and structuring fees earned by the Senior Credit Fund with respect to the loans originated by such Member. The loan origination and structuring fee is accrued quarterly and included in other income from controlled affiliated investments on the Consolidated Statements of Operations and paid annually. For the years ended December 31, 2018, 2017 and 2016, the Company accrued income based on loan origination and structuring fees of $0, $1,308 and $2,312, respectively.

5. FAIR VALUE MEASUREMENT

The fair value of a financial instrument is the amount that would be received to sell an asset or would be paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).

The fair value hierarchy under ASC 820 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

Basis of Fair Value Measurement

Level 1 – Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

Level 2 – Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The types of financial instruments in this category include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3 – Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Note 2 “Significant Accounting Policies” should be read in conjunction with the information outlined below.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 2 Instruments.

Level 2 Instruments	Valuation Techniques and Significant Inputs
Equity and Fixed Income

The types of instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency include commercial paper, most government agency obligations, most corporate debt securities, certain mortgage-backed securities, certain bank loans, less liquid publicly listed equities, certain state and municipal obligations, certain money market instruments and certain loan commitments.

Valuations of Level 2 Equity and Fixed Income instruments can be verified to quoted prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations (e.g. indicative or firm) and the relationship of recent market activity to the prices provided from alternative pricing sources.

Derivative Contracts	OTC derivatives (both centrally cleared and bilateral) are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources with reasonable levels of price transparency. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 3 Instruments.

Level 3 Instruments	Valuation Techniques and Significant Inputs
Bank Loans, Corporate Debt, and Other Debt Obligations	Valuations are generally based on discounted cash flow techniques, for which the significant inputs are the amount and timing of expected future cash flows, market yields and recovery assumptions. The significant inputs are generally determined based on relative value analyses, which incorporate comparisons both to credit default swaps that reference the same underlying credit risk and to other debt instruments for the same issuer for which observable prices or broker quotes are available. Other valuation methodologies are used as appropriate including market comparables, transactions in similar instruments and recovery/liquidation analysis.
Equity

Recent third-party investments or pending transactions are considered to be the best evidence for any change in fair value. When these are not available, the following valuation methodologies are used, as appropriate and available:

•  Transactions in similar instruments;

•  Discounted cash flow techniques;

•  Third party appraisals; and

•  Industry multiples and public comparables.

Evidence includes recent or pending reorganizations (for example, merger proposals, tender offers and debt restructurings) and significant changes in financial metrics, including:

•  Current financial performance as compared to projected performance;

•  Capitalization rates and multiples; and

•  Market yields implied by transactions of similar or related assets.

The tables below present the ranges of significant unobservable inputs used to value the Company’s Level 3 assets and liabilities as of December 31, 2018 and December 31, 2017. These ranges represent the significant unobservable inputs that were used in the valuation of each type of instrument, but they do not represent a range of values for any one instrument. For example, the lowest yield in 1st Lien/Senior Secured Debt is appropriate for valuing that specific debt investment, but may not be appropriate for valuing any other debt investments in this asset class. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 assets and liabilities.

Level 3 Instruments	Level 3 Assets as of December 31, 2018(1)	Significant Unobservable Inputs by Valuation Techniques(2)	Range(3) of Significant Unobservable Inputs (Weighted Average(4)) as of December 31, 2018
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured	Discounted cash flows:
	$608,844	• Discount Rate	8.4% – 24.5% (11.6%)
Collateral analysis:
		• Recovery Rate	95.3%
	1st Lien/Last-Out Unitranche	Discounted cash flows:
	$106,879	• Discount Rate	9.3% – 16.1% (11.8%)
Collateral analysis:
		• Recovery Rate	83.5% –100.0% (85.4%)
	2nd Lien/Senior Secured	Discounted cash flows:
	$263,142	• Discount Rate	10.7% – 16.5% (11.6%)
Comparable multiples:
		• EV/EBITDA(5)	7.0x – 17.5x (8.3x)
Collateral analysis:
		• Recovery Rate	71.8%
	Unsecured Debt	Discounted cash flows:
	$6,697	• Discount Rate	12.1% – 12.3% (12.2%)
Collateral analysis:
		• Recovery Rate	100.0%
Equity	Preferred Stock	Comparable multiples:
	$19,634	• EV/EBITDA(5)	6.8x – 18.9x (9.1x)
	Common Stock	Discounted cash flows:
	$19,674	• Discount Rate	14.6% – 31.0% (24.4%)
Comparable multiples:
		• EV/Revenue	0.4x – 1.6x (0.6x)
Comparable multiples:
		• EV/EBITDA(5)	5.5x – 13.0x (6.9x)
(1)	Included within Level 3 Assets of $1,216,894 is an amount of $192,024 for which the Investment Adviser did not develop the unobservable inputs (examples include single source broker quotations, third party pricing, and prior transactions).
(2)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
(3)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.

(4)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(5)	Enterprise value of portfolio company as a multiple of earnings before interest, taxes, depreciation and amortization (“EBITDA”).

Level 3 Instruments	Level 3 Assets as of December 31, 2017(1)	Significant Unobservable Inputs by Valuation Techniques(2)	Range(3) of Significant Unobservable Inputs (Weighted Average(4)) as of December 31, 2017
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured	Discounted cash flows:
	$331,896	• Discount Rate	9.4% – 17.3% (12.3%)
Collateral analysis:
		• Recovery Rate	91.8%
	1st Lien/Last-Out Unitranche	Discounted cash flows:
	$268,074	• Discount Rate	10.5% –15.3% (11.8%)
Comparable multiples:
		• EV/Revenue	0.4x – 0.9x (0.6x)
Comparable multiples:
		• EV/EBITDA(5)	7.0x – 7.0x (7.0x)
	2nd Lien/Senior Secured	Discounted cash flows:
	$321,986	• Discount Rate	9.9% – 15.6% (11.6%)
	Unsecured Debt	Discounted cash flows:
	$3,500	• Discount Rate	4.3% – 5.7% (12.0%)
Equity	Preferred Stock	Comparable multiples:
	$12,836	• EV/EBITDA(5)	5.1x – 16.6x (6.5x)
	Common Stock $22,606	Collateral analysis:
		• Recovery Rate	100.0%
Comparable multiples:
		• EV/Revenue	0.6x – 2.7x (0.9x)
Comparable multiples:
		• EV/EBITDA(5)	5.8x – 15.3x (7.0x)
Collateral analysis:
		• Recovery Rate	81.9%

(1)	Included within Level 3 Assets of $1,075,695 is an amount of $114,797 for which the Investment Adviser did not develop the unobservable inputs (examples include single source broker quotations, third party pricing, and prior transactions).
(2)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
(3)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.
(4)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(5)	Enterprise value of portfolio company as a multiple of earnings before interest, taxes, depreciation and amortization (“EBITDA”).

As noted above, the income and market approaches were used in the determination of fair value of certain Level 3 assets as of December 31, 2018 and December 31, 2017. The significant unobservable inputs used in the income approach are the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. An increase in the discount rate or market yield would result in a decrease in the fair value. Included in the consideration and selection of discount rates is risk of default, rating of the investment, call provisions and comparable company investments. The significant unobservable inputs used in the market approach are based on market comparable transactions and market multiples of publicly traded comparable companies. Increases or decreases in market comparable transactions or market multiples would result in an increase or decrease, respectively, in the fair value.

The following is a summary of the Company’s assets categorized within the fair value hierarchy as of December 31, 2018:

Assets	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured Debt	$–	$18,400	$711,204	$729,604
1st Lien/Last-Out Unitranche	–	–	106,879	106,879
2nd Lien/Senior Secured Debt	–	43,190	348,741	391,931
Unsecured Debt	–	–	6,697	6,697
Preferred Stock	–	–	21,534	21,534
Common Stock	–	504	21,839	22,343

Subtotal	$–	$62,094	$1,216,894	$1,278,988

Investments measured at NAV(1)				96,456

Total assets				$1,375,444

(1)	Includes equity investment in the Senior Credit Fund.

Derivatives	Level 1		Level 2	Level 3		Total
Foreign currency forward contracts (asset)		$–	$89		$–	$89
Foreign currency forward contracts (liability)		–	–		–	–

Total	$		$89	$		$89

The following is a summary of the Company’s assets categorized within the fair value hierarchy as of December 31, 2017:

Assets	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured Debt	$–	$19,600	$387,473	$407,073
1st Lien/Last-Out Unitranche	–	–	273,965	273,965
2nd Lien/Senior Secured Debt	–	69,688	374,915	444,603
Unsecured Debt	–	–	3,900	3,900
Preferred Stock	–	–	12,836	12,836
Common Stock	–	1,233	22,606	23,839
Affiliated Money Market Fund	11,539	–	–	11,539

Subtotal	$11,539	$90,521	$1,075,695	$1,177,755

Investments measured at NAV(1)				92,097

Total assets				$1,269,852

(1)	Includes equity investment in the Senior Credit Fund.

The following is a reconciliation of Level 3 assets for the year ended December 31, 2018:

Level 3	Beginning Balance as of January 1, 2018	Purchases(1)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(2)	Sales and Settlements(1)	Net Amortization of Premium/ Discount	Transfers In	Transfers Out	Ending Balance as of December 31, 2018
1st Lien/Senior Secured Debt	$387,473	$347,195	$(10)	$(2,216)	$(24,800)	$3,562	$–	$–	$711,204
1st Lien/Last– Out Unitranche	273,965	32,302	–	(2,204)	(199,848)	2,664	–	–	106,879
2nd Lien/Senior Secured Debt	374,915	103,342	–	(18,487)	(118,934)	2,792	5,113	–	348,741
Unsecured Debt	3,900	2,811	–	(14)	–	–	–	–	6,697
Preferred Stock	12,836	5,100	–	3,598	–	–	–	–	21,534
Common Stock	22,606	5,698	1,550	(5,865)	(2,150)	–	–	–	21,839

Total assets	$1,075,695	$496,448	$1,540	$(25,188)	$(345,732)	$9,018	$5,113	$–	$1,216,894

(1)	Purchases may include PIK and securities received in corporate actions and restructurings. Sales and Settlements may include securities delivered in corporate actions and restructuring of investments.
(2)	Change in unrealized appreciation (depreciation) relating to assets still held at December 31, 2018 totaled $(25,077) consisting of the following: 1st Lien/Senior Secured Debt $(2,216), 1st Lien/Last-Out Unitranche $(2,114), 2nd Lien/Senior Secured Debt $(18,466), Unsecured Debt $(14), Preferred Stock $3,598 and Common Stock $(5,865).

The following is a reconciliation of Level 3 assets for the year ended December 31, 2017:

Level 3	Beginning Balance as of January 1, 2017	Purchases(1)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(2)	Sales and Settlements(1)	Net Amortization of Premium/ Discount	Transfers In	Transfers Out	Ending Balance as of December 31, 2017
1st Lien/Senior Secured Debt	$379,181	$166,639	$(16,898)	$8,295	$(153,916)	$4,172	$–	$–	$387,473
1st Lien/Last-Out Unitranche	310,254	59,807	(25,091)	14,134	(87,934)	2,795	–	–	273,965
2nd Lien/Senior Secured Debt	269,018	335,228	(23,565)	13,808	(221,699)	2,125	–	–	374,915
Unsecured Debt	3,115	785	–	–	–	–	–	–	3,900
Preferred Stock	11,833	628	–	375	–	–	–	–	12,836
Common Stock	4,312	21,084	–	(2,790)	–	–	–	–	22,606

Total assets	$977,713	$584,171	$(65,554)	$33,822	$(463,549)	$9,092	$–	$–	$1,075,695

(1)	Purchases may include PIK and securities received in corporate actions and restructurings. Sales and Settlements may include securities delivered in corporate actions and restructuring of investments.
(2)	Change in unrealized appreciation (depreciation) relating to assets still held at December 31, 2017 totaled $23,197 consisting of the following: 1st Lien/Senior Secured Debt $11,169, 1st Lien/Last-Out Unitranche $14,226, 2nd Lien/Senior Secured Debt $217, Unsecured Debt $0, Preferred Stock $375 and Common Stock $(2,790).

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. For the year ended December 31, 2018, transfers from Level 2 to Level 3 were primarily due to decreased price transparency. For the year ended December 31, 2017, there were no transfers between levels.

Debt Not Carried at Fair Value

The fair value of the Revolving Credit Facility, which would be categorized as Level 3 within the fair value hierarchy as of December 31, 2018 and December 31, 2017, approximates its carrying value. The fair value of the Company’s Convertible Notes, which would be categorized as Level 2 within the fair value hierarchy, as of December 31, 2018 and December 31, 2017 was $151,125 and $119,959, respectively, based on broker quotes received by the Company.

6. DEBT

On June 15, 2018, the Company’s stockholders approved the application of the reduced asset coverage requirements in Section 61(a)(2) of the Investment Company Act to the Company. As a result of this approval, the Company is now permitted to borrow amounts such that its asset coverage ratio, as defined in the Investment Company Act, is at least 150% after such borrowing (if certain requirements are met), rather than 200%, as previously required. As of December 31, 2018 and December 31, 2017, the Company’s asset coverage ratio based on the aggregate amount outstanding of senior securities was 206% and 233%, respectively.

The Company’s outstanding debt as of December 31, 2018 and December 31, 2017 was as follows:

	As of
	December 31, 2018			December 31, 2017
	Aggregate Borrowing Amount Committed	Amount Available	Carrying Value(4)	Aggregate Borrowing Amount Committed	Amount Available	Carrying Value
Revolving Credit Facility(1)(2)	$695,000	$186,049	$509,419	$620,000	$188,750	$431,250
Convertible Notes(3)	155,000	–	149,682	115,000	–	111,276

Total Debt	$850,000	$186,049	$659,101	$735,000	$188,750	$542,526

(1)	Provides, under certain circumstances, a total borrowing capacity of $1,000,000.
(2)	The Company may borrow amounts in USD or certain other permitted currencies. As of December 31, 2018, the Company had outstanding borrowings denominated in USD of $470,750 and in Euros (EUR) of EUR 33,750. As of December 31, 2017, all outstanding borrowings were in USD.
(3)	The carrying value of the Company’s Convertible Notes is presented net of unamortized debt issuance costs of $3,862 and OID net of accretion of $1,456 as of December 31, 2018, and net of unamortized debt issuance costs of $3,133 and OID net of accretion of $591 as of December 31, 2017.
(4)	Debt outstanding denominated in currencies other than USD have been converted to USD using the applicable foreign currency exchange rate as of December 31, 2018.

The combined weighted average interest rate of the aggregate borrowings outstanding for the years ended December 31, 2018 and 2017 was 4.10% and 3.47% respectively.

Revolving Credit Facility

On September 19, 2013, the Company entered into a Revolving Credit Facility with various lenders. SunTrust Bank serves as administrative agent and Bank of America, N.A. serves as syndication agent under the Revolving Credit Facility. The Company has amended and restated the Revolving Credit Facility on October 3, 2014, November 3, 2015, December 16, 2016, February 21, 2018, and September 17, 2018.

The aggregate committed borrowing amount under the Revolving Credit Facility is $695,000. The Revolving Credit Facility includes an uncommitted accordion feature that allows the Company, under certain circumstances, to increase the borrowing capacity of the Revolving Credit Facility up to $1,000,000.

Borrowings denominated in USD, including amounts drawn in respect of letters of credit, bear interest (at the Company’s election) of either (i) LIBOR plus a margin of either 1.75% or 2.00%, subject to borrowing base conditions or (ii) an alternative base rate, which is the higher of the Prime Rate, Federal Funds Rate plus 0.50% or overnight LIBOR plus 1.00%, plus either 0.75% or 1.00%, subject to borrowing base conditions. Borrowings denominated in EUR bear interest (at the company’s election) of EUR LIBOR plus a margin of either 1.75% or 2.00%, subject to borrowing base conditions. The Company may elect either the LIBOR, EUR LIBOR, or an alternative base rate at the time of borrowing, and borrowings may be converted from one rate to another at any time, subject to certain conditions. Interest is payable quarterly in arrears. The Company pays a fee of 0.375% per annum on committed but undrawn amounts under the Revolving Credit Facility, payable quarterly in arrears. Any amounts borrowed under the Revolving Credit Facility will mature, and all accrued and unpaid interest will be due and payable, on February 21, 2023.

The Revolving Credit Facility may be guaranteed by certain of the Company’s domestic subsidiaries, including any that are formed or acquired by the Company in the future (collectively, the “Guarantors”). The Senior Credit Fund is not a Guarantor of the Revolving Credit Facility. Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The Company’s obligations to the lenders under the Revolving Credit Facility are secured by a first priority security interest in substantially all of the Company’s portfolio of investments and cash, with certain exceptions. The Revolving Credit Facility contains certain covenants, including: (i) maintaining a minimum stockholder’s equity of $500,000 plus 25% of net proceeds of the sale of equity interests after February 21, 2018, (ii) maintaining a minimum asset coverage ratio of at least 150%, (iii) maintaining a minimum asset coverage ratio of 200% with respect to the consolidated assets (with certain limitations on the contribution of equity in financing subsidiaries as specified therein) of the Company and its subsidiary guarantors to the secured debt of the Company and its subsidiary guarantors, (iv) maintaining a minimum Company net worth of at least $350,000, (v) maintaining a minimum liquidity test of at least 10% of the covered debt amount during any period when the adjusted covered debt balance is greater than 90% of the adjusted borrowing base, as defined in the Revolving Credit Facility, and (vi) complying with restrictions on industry concentrations in the Company’s investment portfolio. The Company is in compliance with these covenants.

Costs of $11,678 were incurred in connection with obtaining and amending the Revolving Credit Facility, which have been recorded as deferred financing costs on the Consolidated Statements of Assets and Liabilities and are being amortized over the life of the Revolving Credit Facility using the straight-line method. As of December 31, 2018 and December 31, 2017, deferred financing costs were $5,436 and $4,847, respectively.

The summary information of the Revolving Credit Facility for the years ended December 31, 2018, 2017 and 2016 is as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Borrowing interest expense	$16,523	$11,340	$11,033
Facility fees	1,071	989	572
Amortization of financing costs	1,318	1,235	1,214

Total	$18,912	$13,564	$12,819

Weighted average interest rate	3.97%	3.14%	2.53%
Average outstanding balance	$416,119	$360,981	$436,161

Convertible Notes

On October 3, 2016, the Company closed an offering of $115,000 aggregate principal amount of unsecured Convertible Notes, which includes $15,000 aggregate principal amount issued pursuant to the initial purchasers’ exercise in full of an over-allotment option (the “Initial Convertible Notes”). The sale of the Initial Convertible Notes generated net proceeds of approximately $110,900. The Company used the net proceeds of the offering to pay down debt under the Revolving Credit Facility.

On July 2, 2018, the Company closed an additional offering of $40,000 aggregate principal amount of Convertible Notes (the “Additional Convertible Notes” and together with Initial Convertible Notes, the “Convertible Notes”). The Additional Convertible Notes have identical terms, are fungible with and are part of the Initial Convertible Notes. The sale of the Additional Convertible Notes generated net proceeds of approximately $38,569. The Company used the net proceeds of the offering to pay down debt under the Revolving Credit Facility.

The Convertible Notes were issued pursuant to an indenture between the Company and Wells Fargo Bank, National Association, as Trustee. Wells Fargo Bank, National Association and/or its affiliates provide bank lending and distribution services to certain Goldman Sachs funds. The Convertible Notes bear interest at a rate of 4.50% per year, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1,

2017. The Convertible Notes will mature on April 1, 2022, unless repurchased or converted in accordance with their terms prior to such date. In certain circumstances, the Convertible Notes will be convertible into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, based on an initial conversion rate of 40.8397 shares of the Company’s common stock per one thousand dollars principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $24.49 per share of common stock, subject to customary anti-dilution adjustments and the other terms of the indenture governing the Convertible Notes. The conversion price is approximately 10.0% above the $22.26 per share closing price of the Company’s common stock on September 27, 2016 and 16.7% above the $20.99 per share closing price of our common stock on June 26, 2018. The Company will not have the right to redeem the Convertible Notes prior to maturity.

Holders may convert their notes at their option at any time prior to the close of business on the business day immediately preceding October 1, 2021 only under the following circumstances: (1) during any calendar quarter, if the last reported sale price of the Company’s common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per one thousand dollars principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the conversion rate on each such trading day; or (3) upon the occurrence of specified corporate events. On or after October 1, 2021, until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the occurrence or nonoccurrence of any of the foregoing circumstances.

The Convertible Notes are accounted for in accordance with ASC Topic 470-20, Debt with Conversion and Other Options. Upon conversion of any of the Convertible Notes, the Company intends to pay the outstanding principal amount in cash and, to the extent that the conversion value exceeds the principal amount, has the option to pay the excess amount in cash or shares of the Company’s common stock (or a combination of cash and shares), subject to the requirements of the indenture governing the Convertible Notes. The Company has determined that the embedded conversion options in the Convertible Notes are not required to be separately accounted for as derivatives under ASC Topic 815, Derivatives and Hedging. At the time of issuance the values of the debt and equity components of the Initial Convertible Notes and Additional Convertible Notes were approximately 99.4% and 0.6%, and 97.9% and 2.1%, respectively.

The OID equal to the equity component of the Convertible Notes was recorded in “paid-in capital in excess of par” in the accompanying Consolidated Statements of Assets and Liabilities. The Company records interest expense comprised of both stated interest and amortization of the OID. At the time of issuance, the equity components of the Initial Convertible Notes and the

Additional Convertible Notes were $743 and $836, respectively. Additionally, the issuance costs associated with the Convertible Notes were allocated to the debt and equity components in proportion to the allocation of the values at the time of issuance and accounted for as debt issuance costs and equity issuance costs, respectively.

As of December 31, 2018 and December 31, 2017, the components of the carrying value of the Convertible Notes were as follows:

	December 31, 2018	December 31, 2017
Principal amount of debt	$155,000	$115,000
OID, net of accretion	1,456	591
Unamortized debt issuance costs	3,862	3,133

Carrying value	$149,682	$111,276

Stated interest rate	4.50%	4.50%
Effective interest rate (stated interest rate plus accretion of OID)	4.76%	4.60%

For the years ended December 31, 2018 and 2017, the components of interest and other debt expenses related to the Convertible Notes were as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Borrowing interest expense	$6,070	$5,175	$1,265
Accretion of OID	267	117	30
Amortization of debt issuance costs	983	751	185

Total	$7,320	$6,043	$1,480

7. DERIVATIVES

The Company enters into foreign currency forward contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies.

In order to better define its contractual rights and to secure rights that will help the Company mitigate its counterparty risk, the Company may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Company and a counterparty that governs OTC derivatives, including foreign currency forward contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Company and cash collateral received from the counterparty, if any, is included in the Consolidated Statements of Assets and Liabilities as due to/due from broker. The Company minimizes counterparty credit risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For the period from August 8, 2018 to December 31, 2018, the Company’s average USD notional exposure to foreign currency forward contracts was $3,215. The Company did not hold any derivative instruments prior to August 8, 2018.

The following table sets forth the Company’s net exposure to foreign currency forward contracts that are subject to ISDA Master Agreements or similar agreements as of December 31, 2018.

Counterparty	Gross Amount of Assets on the Consolidated Statements of Assets and Liabilities	Gross Amount of (Liabilities) on the Consolidated Statements of Assets and Liabilities	Net Amount of Assets or (Liabilities) Presented on the Consolidated Statements of Assets and Liabilities	Collateral (Received) Pledged(1)	Net Amounts(2)
Bank of America, N.A.	$89	$–	$89	$–	$89

Total	$89	$–	$89	$–	$89

(1)	Amount excludes excess cash collateral paid.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual setoff rights under the agreement. Net amount excludes any over-collateralized amounts.

The Company did not hold any derivative instruments as of December 31, 2017.

For the year ended December 31, 2018, the effect of transactions in derivative instruments to the Consolidated Statements of Operations was as follows:

For the year ended December 31, 2018
Net realized gain (loss) on foreign currency forward contracts	$7

Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	$89

Total net realized and unrealized gains (losses) on foreign currency forward contracts	$96

The Company did not hold any derivative instruments during the years ended December 31, 2017 and 2016.

8. COMMITMENTS AND CONTINGENCIES

Commitments

The Company may enter into investment commitments to fund investments either verbally or through signed commitment letters which in certain circumstances may be disclosed by the Company. In many circumstances, borrower acceptance and final terms are subject to transaction-related contingencies. These are disclosed as commitments upon execution of a final agreement. As of December 31, 2018, the Company believed that it had adequate financial resources to satisfy its unfunded commitments. The Company had the following unfunded commitments by investment types as of the dates indicated:

	December 31, 2018			December 31, 2017
	Commitment Expiration Date(1)	Unfunded Commitment	Fair Value(2)(3)	Commitment Expiration Date(1)	Unfunded Commitment	Fair Value(2)(3)
1st Lien/Senior Secured Debt
Picture Head Midco LLC	03/31/2019	$2,540	$(51)	–	$–	$–
VRC Companies, LLC	09/27/2019	872	(9)	–	–	–
Legacy Buyer Corp.	10/24/2019	2,500	–	10/24/2019	2,500	(37)
Businessolver.com, Inc.	05/15/2020	1,398	(28)	–	–	–
SPay, Inc.	06/15/2020	5,663	(143)	–	–	–
Hygiena Borrower LLC	06/29/2020	567	(11)	–	–	–
Diligent Corporation	08/03/2020	247	(3)	–	–	–
Gastro Health, LLC	09/04/2020	5,062	(102)	–	–	–
Diligent Corporation	12/19/2020	9,590	(120)	–	–	–
Elemica, Inc.	07/07/2021	6,000	(75)	07/07/2021	6,000	(105)
Associations, Inc.	07/30/2021	1,892	(19)	–	–	–
Netvoyage Corporation	03/24/2022	654	(8)	03/24/2022	654	(11)
VRC Companies, LLC	03/31/2022	86	(1)	–	–	–
Diligent Corporation	04/14/2022	780	(10)	–	–	–
Continuum Managed Services LLC	06/08/2022	2,220	(44)	06/08/2022	2,220	(56)
DDS USA Holding, Inc.	06/30/2022	1,079	(8)	–	–	–
Xactly Corporation	07/29/2022	1,697	(25)	07/29/2022	1,697	(34)
Hygiena Borrower LLC	08/26/2022	380	(8)	–	–	–
Lithium Technologies, Inc.	10/03/2022	2,684	(54)	10/03/2022	1,544	(35)
Datto, Inc.	12/07/2022	2,492	(19)	12/07/2022	2,406	(48)
Businessolver.com, Inc.	05/15/2023	941	(19)	–	–	–
Integral Ad Science, Inc.	07/19/2023	1,815	(36)	–	–	–
Picture Head Midco LLC	08/31/2023	1,760	(36)	–	–	–
Gastro Health, LLC	09/04/2023	2,000	(40)	–	–	–
Empirix, Inc.	09/25/2023	1,300	(23)	–	–	–
SPay, Inc.	06/17/2024	304	(8)	–	–	–
Associations, Inc.	07/30/2024	587	(6)	–	–	–
Fenergo Finance 3 Limited(3)	09/05/2024	1,744	(59)	–	–	–
Fenergo Finance 3 Limited	09/05/2024	1,182	(24)	–	–	–
iCIMS, Inc.	09/12/2024	1,868	(37)	–	–	–

	December 31, 2018			December 31, 2017
	Commitment Expiration Date(1)	Unfunded Commitment	Fair Value(2)(3)	Commitment Expiration Date(1)	Unfunded Commitment	Fair Value(2)(3)
MMIT Holdings	11/15/2024	$2,550	$(51)	–	$–	$–
Wrike, Inc.	12/31/2024	1,600	(32)	–	–	–
Apptio, Inc.	01/10/2025	2,180	–	–	–	–
Apptio, Inc.	01/10/2025	26,162	–	–	–	–
Continuum Managed Services LLC	–	–	–	06/08/2019	1,800	(45)

Total 1st Lien/Senior Secured Debt		94,396	(1,109)		18,821	(371)

1st Lien/Last-Out Unitranche
Bolttech Mannings, Inc.	–	–	–	12/21/2018	1,500	–

Total 1st Lien/Last-Out Unitranche		–	–		1,500	–

2nd Lien/Senior Secured Debt
Hygiena Borrower LLC	06/29/2020	$577	$(10)	–	$–	$–
Genesis Acquisition Co.	07/31/2020	1,777	(49)	–	–	–
Pathway Partners Vet Management Company, LLC	–	–	–	10/10/2019	6,111	(61)
ICP Industrial, Inc.	–	–	–	11/04/2019	3,800	(95)

Total 2nd Lien/Senior Secured Debt		2,354	(59)		9,911	(156)

Total		$96,750	$ (1,168)		$30,232	$ (527)

(1)	Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.
(2)	A negative fair value was reflected as investments, at fair value in the Consolidated Statements of Assets and Liabilities. The negative fair value is the result of the capitalized discount on the loan.
(3)	Unfunded commitments denominated in currencies other than USD have been converted to USD using the applicable foreign currency exchange rate as of December 31, 2018.

Contingencies

In the normal course of business, the Company enters into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

9. NET ASSETS

Equity Issuances

There were no sales of the Company’s common stock during the year ended December 31, 2018.
On May 24, 2017, the Company completed a follow-on offering under its shelf registration statement, issuing 3,250,000 shares of its common stock at a public offering price of $22.50 per share. Net of offering and underwriting costs, the Company received cash proceeds of $69,648.

On May 26, 2017, the Company sold an additional 487,500 shares of its common stock pursuant to the underwriters’ exercise of the option to purchase additional shares the Company granted in connection with the aforementioned offering. Net of underwriting costs, the Company received additional cash proceeds of $10,640.

There were no sales of the Company’s common stock during the year ended December 31, 2016.

Distributions

The following table reflects the distributions declared on shares of the Company’s common stock during the year ended December 31, 2018:

Date Declared	Record Date	Payment Date	Amount Per Share
February 21, 2018	March 30, 2018	April 16, 2018	$0.45
May 1, 2018	June 29, 2018	July 16, 2018	$0.45
July 31, 2018	September 28, 2018	October 15, 2018	$0.45
October 30, 2018	December 31, 2018	January 15, 2019	$0.45

The following table reflects the distributions declared on shares of the Company’s common stock during the year ended December 31, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share
February 22, 2017	March 31, 2017	April 17, 2017	$ 0.45
May 1, 2017	June 30, 2017	July 17, 2017	$ 0.45
August 1, 2017	September 29, 2017	October 16, 2017	$ 0.45
October 31, 2017	December 29, 2017	January 16, 2018	$ 0.45

The following table reflects the distributions declared on shares of the Company’s common stock during the year ended December 31, 2016:

Date Declared	Record Date	Payment Date	Amount Per Share
February 25, 2016	March 31, 2016	April 15, 2016	$ 0.45
May 3, 2016	June 30, 2016	July 15, 2016	$ 0.45
August 2, 2016	September 30, 2016	October 17, 2016	$ 0.45
November 1, 2016	December 31, 2016	January 17, 2017	$ 0.45

Dividend Reinvestment Plan

Concurrent with the IPO, the Company adopted a dividend reinvestment plan that provides for reinvestment of all cash distributions declared by the Board of Directors, unless a stockholder elects to “opt out” of the plan. As a result, if the Board of Directors declares a cash distribution, then the stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of common stock, rather than receiving the cash distribution.

The following table summarizes shares distributed pursuant to the dividend reinvestment plan during the year ended December 31, 2018 to stockholders who had not opted out of the dividend reinvestment plan:

Date Declared	Record Date	Payment Date	Shares
October 31, 2017	December 29, 2017	January 16, 2018	23,824
February 21, 2018	March 30, 2018	April 16, 2018	20,916
May 1, 2018	June 29, 2018	July 16, 2018	20,644
August 1, 2018	September 28, 2018	October 15, 2018	31,576

The following table summarizes shares distributed pursuant to the dividend reinvestment plan during the year ended December 31, 2017 to stockholders who had not opted out of the dividend reinvestment plan:

Date Declared	Record Date	Payment Date	Shares
November 1, 2016	December 31, 2016	January 17, 2017	11,124
February 22, 2017	March 31, 2017	April 17, 2017	11,202
May 1, 2017	June 30, 2017	July 17, 2017	18,417
August 1, 2017	September 29, 2017	October 16, 2017	20,760

The following table summarizes shares distributed pursuant to the dividend reinvestment plan during the year ended December 31, 2016 to stockholders who had not opted out of the dividend reinvestment plan:

Date Declared	Record Date	Payment Date	Shares
November 3, 2015	December 31, 2015	January 28, 2016	8,206
February 25, 2016	March 31, 2016	April 15, 2016	5,555
May 3, 2016	June 30, 2016	July 15, 2016	8,937
August 2, 2016	September 30, 2016	October 17, 2016	10,288

10. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted earnings per share for the years ended December 31, 2018, 2017 and 2016:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Numerator for basic and diluted earnings per share—increase in net assets resulting from operations	$53,678	$49,548	$40,652
Denominator for basic and diluted earnings per share—weighted average shares outstanding	40,184,715	38,633,652	36,317,131
Basic and diluted earnings per share	$1.34	$1.28	$1.12

For the purpose of calculating diluted earnings per common share, the average closing price of the Company’s common stock for the years ended December 31, 2018 and 2017 was less than the conversion price for the Convertible Notes outstanding as of December 31, 2018 and 2017, respectively. Therefore, for the years ended December 31, 2018, 2017 and 2016, diluted earnings per share equals basic earnings per share because the underlying shares for the intrinsic value of the embedded options in the Convertible Notes were not dilutive.

11. TAX INFORMATION

The tax character of distributions during the years ended December 31, 2018, 2017 and 2016 was as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from:
Ordinary Income	$72,339	$70,504	$65,373
Net Long-Term Capital Gains	$–	$–	$–

Total Taxable Distributions	$72,339	$70,504	$65,373

As of December 31, 2018, December 31, 2017 and December 31, 2016 the components of Accumulated Earnings (Losses) on a tax basis were as follows:

	December 31, 2018	December 31, 2017	December 31, 2016
Undistributed Ordinary Income—net	$42,231	$33,790	$28,801
Undistributed Long-Term Capital Gains	$–	$–	$–

Total Undistributed Earnings	$42,231	$33,790	$28,801

Capital Loss Carryforward:
Perpetual Long-Term	$(78,249)	$(56,664)	$(20,433)
Perpetual Short-Term	$(1,503)	$–	$–

Total capital loss carryforwards	$(79,752)	$(56,664)	$(20,433)
Timing Differences (Post October Loss Deferral)	$(227)	$(25,328)	$(9)
Unrealized Earnings (Losses)—net	$(53,195)	$(24,521)	$(61,683)

Total Accumulated Earnings (Losses)—net	$(90,943)	$(72,723)	$(53,324)

As of December 31, 2018, December 31, 2017 and December 31, 2016 the Company’s aggregate unrealized appreciation and depreciation on investments based on cost for U.S. federal income tax purposes were as follows:

	December 31, 2018	December 31, 2017	December 31, 2016
Tax cost	$1,429,140	$1,294,373	$1,228,974
Gross unrealized appreciation	$12,268	$6,787	$11,946
Gross unrealized depreciation	$(65,463)	$(31,308)	$(73,629)

Net unrealized investment appreciation (depreciation)	$(53,195)	$(24,521)	$(61,683)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments.

In order to present certain components of the Company’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Company’s accounts. These reclassifications have no impact on the net asset value of the Company and result primarily from certain non-deductible expenses, and differences in the tax treatment of underlying fund investments. For the year ended December 31, 2018, December 31, 2017 and December 31, 2016, the Company reclassified $(443), $(1,556) and $(1,051), respectively, from total distributable earnings to paid-in capital in excess of par.

The following reconciles net increase in net assets resulting from operations to taxable income for the years ended December 31, 2018, 2017 and 2016:

	December 31, 2018	December 31, 2017	December 31, 2016
Net increase in net assets resulting from operations	$53,678	$49,548	$40,652
Adjustments:
Net unrealized loss (gain)	30,260	(35,868)	13,581
Income not currently taxable	(2,986)	(1,461)	(330)
Income for tax but not book	–	–	3,521
Expenses not currently deductible	2,058	1,552	1,037
Expenses for tax but not for book	–	–	–
Realized gain (loss) differences	(83,109)	5,060	309

Taxable income net of capital loss carryforward	$(99)	$18,831	$58,770
Capital loss carryforward	79,752	56,664	20,433

Taxable income(1)	$79,653	$75,495	$79,203

(1)	Taxable income is an estimate and is not fully determined until the Company’s tax return is filed.

ASC Topic 740, “Accounting for Uncertainty in Income Taxes” (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current and prior years, as applicable), the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. Such open tax years remain subject to examination and adjustment by tax authorities.

12. FINANCIAL HIGHLIGHTS

Below is the schedule of financial highlights of the Company for the years ended December 31, 2018, 2017, 2016, 2015 and 2014:

	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014
Per Share Data:(1)
NAV, beginning of year	$18.09	$18.31	$18.97	$19.56		$20.00
Net investment income (loss)	2.06	2.07	2.10	2.14		1.77
Net realized and unrealized gains (losses)(2)	(0.70)	(0.80)	(0.98)	(0.84)		(0.52)
Income tax provision, realized and unrealized gains	(0.02)	–	–	–		–

Net increase (decrease) in net assets resulting from operations	1.34	1.27	1.12	1.30		1.25

Issuance of common stock, net of underwriting and offering costs	–	0.31	–	(0.09)		–
Equity component of convertible notes	0.02	–	0.02	–		–
Distributions declared from net investment income(3)	(1.80)	(1.80)	(1.80)	(1.76)		(1.61)
Distributions declared from net realized gains(3)	–	–	–	(0.04)		(0.08)

Total increase (decrease) in net assets	(0.44)	(0.22)	(0.66)	(0.59)		(0.44)

NAV, end of year	$17.65	$18.09	$18.31	$18.97		$19.56

Market price, end of year	$18.38	$22.18	$23.52	$19.00	$	N.A.
Shares outstanding, end of year	40,227,625	40,130,665	36,331,662	36,306,882		29,381,127
Weighted average shares outstanding	40,184,715	38,633,652	36,317,131	34,782,967		29,737,113
Total return based on NAV(4)	6.96%	7.17%	5.42%	6.07%		6.36%
Total return based on market value(5)	(9.16)%	2.30%	35.20%	3.90%		N.A.%

Ratio/Supplemental Data (all amounts in thousands except ratios):
Net assets, end of year	$709,892	$725,830	$665,137	$688,650		$574,582
Ratio of net expenses to average net assets	8.81%	8.07%	7.25%	6.51%		3.45%
Ratio of expenses (without incentive fees and interest and other debt expenses) to average net assets	3.26%	3.47%	3.58%	3.17%		2.41%
Ratio of interest and other debt expenses to average net assets	3.62%	2.79%	2.12%	1.59%		0.79%
Ratio of incentive fees to average net assets	1.93%	1.81%	1.55%	1.75%		0.25%
Ratio of total expenses to average net assets	8.81%	8.07%	7.25%	6.51%		3.45%
Ratio of net investment income (loss) to average net assets	11.42%	11.36%	11.30%	11.06%		8.85%
Average debt outstanding	$551,174	$475,981	$464,440	$358,444		$102,285
Average debt per share(6)	$13.72	$12.32	$12.79	$10.31		$3.44
Portfolio turnover	26%	45%	17%	13%		41%

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable year.
(2)	For the year ended December 31, 2018, the amount shown may not correspond with the aggregate amount for the period as it includes the effect of the timing of the distribution.
(3)	The per share data for distributions declared reflects the actual amount of distributions declared per share for the applicable year.
(4)	Total return based on NAV is calculated as the change in NAV per share during the respective periods, assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan.
(5)	Total return based on market value is calculated as the change in market value per share during the respective periods, assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan. For the year ended December 31, 2015, the beginning market value per share is based on the IPO price of $20.00 per share.
(6)	Average debt per share is calculated as average debt outstanding divided by the weighted average shares outstanding during the applicable year.

13. SELECTED QUARTERLY FINANCIAL DATA (Unaudited)

The following are the quarterly results of operations for the years ended December 31, 2018 and 2017. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Investment income	$35,969	$37,983	$37,238	$35,541
Total expenses	13,032	15,989	16,771	16,521

Net investment income (loss) before taxes	22,937	21,994	20,467	19,020
Income tax expense, including excise tax	565	428	304	285

Net investment income (loss) after taxes	22,372	21,566	20,163	18,735

Net realized and unrealized gains (losses)	(23,501)	(2,401)	(2,697)	163
Income tax provision, realized gain	–	–	1	(447)
Income tax provision, unrealized gain	(130)	(146)	–	–

Net increase in net assets resulting from operations after tax	$(1,259)	$19,019	$17,467	$18,451

Net investment income per share (basic and diluted)	$0.56	$0.54	$0.50	$0.47

Earnings per share (basic and diluted)	$(0.03)	$0.47	$0.43	$0.46

Weighted average shares outstanding	40,222,820	40,192,683	40,171,957	40,150,518

	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Investment income	$34,160	$34,412	$36,017	$32,192
Total expenses	14,724	15,084	11,556	13,872

Net investment income (loss) before taxes	19,436	19,328	24,461	18,320
Income tax expense, including excise tax	436	383	368	365

Net investment income (loss) after taxes	19,000	18,945	24,093	17,955

Net realized and unrealized gains (losses)	(6,714)	(833)	(19,508)	(3,390)
Income tax expense	–	–	–	–

Net increase in net assets resulting from operations after tax	$12,286	$18,112	$4,585	$14,565

Net investment income per share (basic and diluted)	$0.47	$0.47	$0.64	$0.49

Earnings per share (basic and diluted)	$0.31	$0.45	$0.12	$0.40

Weighted average shares outstanding	40,127,280	40,106,702	37,902,018	36,340,808

The sum of quarterly per share amounts may not equal per share amounts reported for the years ended December 31, 2018 and 2017. This is due to changes in the number of weighted average shares outstanding and the effects of rounding for each period.

14. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated through the date the consolidated financial statements were issued. Other than the items discussed below, the Company has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

On February 20, 2019, the Board of Directors declared a quarterly distribution of $0.45 per share payable on April 15, 2019 to holders of record as of March 29, 2019.

In February 2019, the Company’s Board of Directors approved a new common stock repurchase plan (the “New Company 10b5-1 Plan”), which provides for the Company to repurchase of up to $25,000 of shares of the Company’s common stock if the stock trades below the most recently announced net asset value per share, subject to limitations. Under the New Company 10b5-1 Plan, no purchases will be made if such purchases would (i) cause the aggregate ownership of the Company’s outstanding stock by Group Inc. and GS & Co. to equal or exceed 25.0% (due to the reduction in outstanding shares of stock as a result of purchase) or (ii) cause the Company’s Debt/Equity Ratio to exceed the lower of (a) 1.40 or (b) the Maximum Debt/Equity Ratio. In the New Company 10b5-1 Plan, “Debt/Equity Ratio” means the sum of debt on the Consolidated Statements of Assets and Liabilities and the total notional value of the Purchaser’s unfunded commitments divided by 85% of total equity, as of the most recent reported financial statement end date, and “Maximum Debt/Equity Ratio” means the sum of debt on the balance sheet and committed uncalled debt divided by net assets, as of the most recent reported financial statement end date. The New Company 10b5-1 Plan takes effect on March 18, 2019, expires on March 18, 2020 and purchases thereunder will be conducted on a programmatic basis in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act and other applicable securities laws.

Effective February 22, 2019, the Company entered into certain agreements with the new parent company of the operating subsidiaries of ASC Acquisition Holdings, LLC whereby the Company invested $19,000 and exchanged its second lien debt and first lien/last-out unitranche debt for preferred equity and common equity. The transaction resulted in a realized loss of approximately $24,833 on the second lien debt investment relative to the Company’s amortized cost basis. As a result of these agreements, the Company’s investment in ASC Acquisition Holdings, LLC was taken off of non-accrual status effective February 22, 2019.

On February 27, 2019, the Company entered into a joinder agreement with MUFG Union Bank, N.A. (the “MUFG Joinder Agreement”), pursuant to which MUFG Union Bank, N.A. agreed to provide a $100 million commitment through the accordion feature in the Revolving Credit Facility. The MUFG Joinder Agreement increased the aggregate commitments under the Revolving Credit Facility from $695 million to $795 million.

On February 27, 2019, the board of managers of the Senior Credit Fund authorized the liquidation and subsequent dissolution of the Senior Credit Fund and the pro-rata distribution of its assets and liabilities to the members of the Senior Credit Fund. Following the distribution of underlying assets and liabilities held by the Senior Credit Fund to its members, including the Company, the pro-rata portion of such assets and liabilities received by the Company will become assets and liabilities of the Company and will be directly included in its financial statements and notes thereto, and will also be included for purposes of determining the Company’s asset coverage ratio. There can be no assurance that the liquidation of the Senior Credit Fund and related transactions will be effectuated, and such transactions will remain subject to any requisite approvals.

Goldman Sachs BDC, Inc. — Tax Information (unaudited)

During the year ended December 31, 2018, Goldman Sachs BDC, Inc. designated 100% of its distributions from net investment income as interest-related dividends pursuant to Section 871(k) of the Internal Revenue Code.

Goldman Sachs Middle Market Lending Corp.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

	September 30, 2019 (unaudited)	December 31, 2018
Assets
Investments, at fair value
Non-controlled/non-affiliated investments (cost of $1,568,446 and $1,076,982, respectively)	$1,549,986	$1,069,946
Non-controlled affiliated investments (cost of $36,143 and $36,072, respectively)	39,326	37,239
Cash	11,317	15,010
Unrealized appreciation on foreign currency forward contracts	245	122
Interest and dividends receivable from non-controlled/affiliated investments and non-controlled/non-affiliated investments	8,502	5,977
Deferred financing costs	3,005	3,233
Receivable for investments sold	77	66
Other assets	230	355

Total assets	$1,612,688	$1,131,948

Liabilities
Debt	$639,563	$286,189
Interest and other debt expenses payable	765	727
Management fees payable	3,489	2,899
Incentive fees payable	3,265	3,512
Distribution payable	21,272	16,190
Payable for investments purchased	15,868	—
Directors’ fees payable	99	—
Accrued expenses and other liabilities	2,408	2,277

Total liabilities	$686,729	$311,794

Commitments and Contingencies (Note 8)
Net Assets
Preferred stock, par value $0.001 per share (1,000,000 shares authorized, no shares issued and outstanding)	$—	$—
Common stock, par value $0.001 per share (200,000,000 shares authorized, 49,470,258 and 43,004,880 shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively)	49	43
Paid-in capital in excess of par	951,632	827,483
Distributable earnings	(25,722)	(7,372)

TOTAL NET ASSETS	$925,959	$820,154

TOTAL LIABILITIES AND NET ASSETS	$1,612,688	$1,131,948

Net asset value per share	$18.72	$19.07

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Investment Income:
From non-controlled/non-affiliated investments:
Interest income	$37,135	$21,441	$101,019	$53,199
Other income	535	439	1,502	834

Total investment income from non-controlled/non-affiliated investments	37,670	21,880	102,521	54,033
From non-controlled affiliated investments:
Interest income	654	649	1,986	1,005
Dividend income	58	110	149	129
Other income	7	7	20	10

Total investment income from non-controlled affiliated investments	719	766	2,155	1,144

Total investment income	$38,389	$22,646	$104,676	$55,177

Expenses:
Interest and other debt expenses	$7,001	$3,393	$16,469	$6,577
Management fees	3,489	2,409	10,145	6,248
Incentive fees	3,265	(85)	14,605	(77)
Offering costs	—	—	—	41
Professional fees	517	395	1,252	1,081
Administration, custodian and transfer agent fees	566	378	1,636	1,001
Directors’ fees	114	114	327	328
Other expenses	339	449	852	808

Total expenses	$15,291	$7,053	$45,286	$16,007

NET INVESTMENT INCOME	$23,098	$15,593	$59,390	$39,170

Net realized and unrealized gains (losses):
Net realized gain (loss) from:
Non-controlled/non-affiliated investments	$(7)	$—	$(10,568)	$1,285
Foreign currency forward contracts	53	—	65	—
Foreign currency transactions	(19)	(259)	19	(259)
Net change in unrealized appreciation (depreciation) from:
Non controlled/non-affiliated investments	(7,236)	(1,332)	(11,424)	(2,057)
Non controlled affiliated investments	479	689	2,016	554
Foreign currency forward contracts	78	3	123	3
Foreign currency translations	2,225	243	2,642	243

Net realized and unrealized gains (losses)	$(4,427)	$(656)	$(17,127)	$(231)

(Provision) benefit for taxes on realized gain/loss on investments	$—	$—	$100	$(372)
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	(171)	(205)	(614)	(205)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,500	$14,732	$41,749	$38,362

Net investment income per share (basic and diluted)	$0.47	$0.52	$1.27	$1.44
Earnings (loss) per share (basic and diluted)	$0.37	$0.49	$0.89	$1.41
Weighted average shares outstanding	49,470,258	29,987,263	46,754,248	27,201,088

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Statements of Changes in Net Assets

(in thousands, except share and per share amounts)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Net assets at beginning of period	$928,731	$563,219	$820,154	$458,128
Increase (decrease) in net assets resulting from operations:
Net investment income	$23,098	$15,593	$59,390	$39,170
Net realized gain (loss)	27	(259)	(10,484)	1,026
Net change in unrealized appreciation (depreciation)	(4,454)	(397)	(6,643)	(1,257)
(Provision) benefit for taxes on realized gain/loss on investments	—	—	100	(372)
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	(171)	(205)	(614)	(205)

Net increase (decrease) in net assets resulting from operations	$18,500	$14,732	$41,749	$38,362

Distributions to stockholders from:
Distributable earnings	$(21,272)	$(12,745)	$(60,099)	$(34,760)

Total distributions to stockholders	$(21,272)	$(12,745)	$(60,099)	$(34,760)

Capital transactions:
Issuance of common shares (0, 8,011,747, 6,465,378 and 13,402,214 shares, respectively)	$—	$154,825	$124,155	$258,301

Net increase (decrease) in net assets resulting from capital transactions	$—	$154,825	$124,155	$258,301

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(2,772)	$156,812	$105,805	$261,903

Net assets at end of period	$925,959	$720,031	$925,959	$720,031

Distributions declared per share	$0.43	$0.43	$1.29	$1.29

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Statements of Cash Flows

(in thousands, except share and per share amounts)

(Unaudited)

	For the Nine Months Ended
	September 30, 2019	September 30, 2018
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations:	$41,749	$38,362
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments	(643,023)	(519,897)
Payment-in-kind interest capitalized	(794)	(172)
Investments in affiliated money market fund, net	—	(2)
Proceeds from sales of investments and principal repayments	146,770	45,883
Net realized (gain) loss	10,575	(1,285)
Net change in unrealized (appreciation) depreciation on investments	9,408	1,503
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts and transactions	(89)	(3)
Amortization of premium and accretion of discount, net	(5,063)	(2,266)
Amortization of deferred financing costs	974	680
Amortization of deferred offering costs	—	41
Increase (decrease) in operating assets and liabilities:
(Increase) decrease in interest and dividends receivable	(2,525)	(2,394)
(Increase) decrease in receivable for investments sold	(11)	(338)
(Increase) decrease in other assets	125	(282)
Increase (decrease) in interest and other debt expenses payable	38	351
Increase (decrease) in management fees payable	590	857
Increase (decrease) in incentive fees payable	(247)	(77)
Increase (decrease) in payable for investments purchased	15,868	5,099
Increase (decrease) in directors’ fees payable	99	100
Increase (decrease) in accrued expenses and other liabilities	131	1,245

Net cash provided by (used for) operating activities	$(425,425)	$(432,595)

Cash flows from financing activities:
Proceeds from issuance of common stock	$124,155	$258,301
Offering costs paid	—	(18)
Distributions paid	(55,017)	(31,287)
Borrowings on debt	586,924	459,922
Repayments of debt	(233,550)	(245,500)
Financing costs paid	(745)	(1,308)

Net cash provided by (used for) financing activities	$421,767	$440,110

Net increase (decrease) in cash	(3,658)	7,515
Effect of foreign exchange rate changes on cash and cash equivalents	(35)	—
Cash, beginning of period	15,010	3,537

Cash, end of period	$11,317	$11,052

Supplemental and non-cash financing activities
Interest expense paid	$14,745	$4,862
Accrued but unpaid offering costs	$—	$2
Accrued but unpaid distributions	$21,272	$12,745
Accrued but unpaid deferred financing costs	$—	$23
Accrued but unpaid excise tax expense	$8	$—
Exchange of investments	$1,054	$994

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of September 30, 2019

(in thousands, except share and per share amounts)

(Unaudited)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Investments at Fair Value – 171.64% #
Corporate Debt (1) – 169.14%
1st Lien/Senior Secured Debt – 121.47%
Accuity Delivery Systems, LLC^ (2) (3)	Health Care Providers & Services	9.13%	L + 7.00%; 1.00% Floor	06/13/2023	$14,480	$14,139	$14,227
Apptio, Inc.(2) (3)	IT Services	9.56%	L + 7.25%; 1.00% Floor	01/10/2025	46,452	45,602	45,523
Apptio, Inc.(2) (3) (4) (5)	IT Services		L + 7.25%; 1.00% Floor	01/10/2025	3,160	(56)	(63)
Associations, Inc.(2) (3)	Real Estate Management & Development	9.32%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	19,153	18,954	18,961
Associations, Inc.(2) (3) (4)	Real Estate Management & Development	9.32%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	4,229	2,418	2,418
Associations, Inc.(2) (3) (4) (5)	Real Estate Management & Development		L + 4.00%; 1.00% Floor	07/30/2024	836	(8)	(8)
BJH Holdings III Corp.(2)	Hotels, Restaurants & Leisure	7.79%	L + 5.75%	08/19/2025	9,119	9,030	9,028
Brillio, LLC(2) (3)	IT Services	6.79%	L + 4.75%; 1.00% Floor	02/06/2025	6,584	6,540	6,534
Brillio, LLC(2) (3) (4)	IT Services		L + 4.75%; 1.00% Floor	02/06/2025	2,200	—	(22)
Bullhorn, Inc.(2) (3)	Internet Software & Services	8.91%	L + 6.75%; 1.00% Floor	11/21/2022	18,867	18,724	18,867
Bullhorn, Inc.(2) (10)	Internet Software & Services		L + 5.50%; 1.00% Floor	10/01/2025	16,109	15,868	15,868
Bullhorn, Inc.(2) (3)	Internet Software & Services	8.91%	L + 6.75%; 1.00% Floor	11/21/2022	4,519	4,488	4,519
Bullhorn, Inc.(2) (4) (10)	Internet Software & Services		L + 5.50%; 1.00% Floor	10/01/2025	1,331	—	—
Bullhorn, Inc.(2) (3) (4) (5)	Internet Software & Services		L + 6.75%; 1.00% Floor	11/21/2022	899	(12)	—
Bullhorn, Inc.(2) (4) (10)	Internet Software & Services		L + 5.50%; 1.00% Floor	10/01/2025	799	—	—
Businessolver.com, Inc.(2) (3)	Health Care Technology	9.66%	L + 7.50%; 1.00% Floor	05/15/2023	30,076	29,612	29,550
Businessolver.com, Inc.(2) (3) (4)	Health Care Technology	9.66%	L + 7.50%; 1.00% Floor	05/15/2023	4,511	3,171	3,154
Businessolver.com, Inc.(2) (3) (4)	Health Care Technology	9.55%	L + 7.50%; 1.00% Floor	05/15/2023	3,760	772	761
CFS Management, LLC(2)	Health Care Providers & Services	7.95%	L + 5.75%; 1.00% Floor	07/01/2024	7,010	6,941	6,940
CFS Management, LLC(2) (4) (5)	Health Care Providers & Services		L + 5.75%; 1.00% Floor	07/01/2024	2,067	(20)	(21)
Clarkson Eyecare, LLC(2)	Health Care Providers & Services	8.37%	L + 6.25%; 1.00% Floor	04/02/2021	10,980	10,770	10,760
Clarkson Eyecare, LLC(2)	Health Care Providers & Services	8.39%	L + 6.25%; 1.00% Floor	04/02/2021	7,260	7,114	7,114
Collaborative Imaging, LLC^^^ (2) (3)	Health Care Providers & Services	8.76%	L + 6.50%; 1.00% Floor	03/28/2025	12,700	12,541	12,446
Continuum Managed Services LLC(2) (3)	IT Services	8.05%	L + 6.00%; 1.00% Floor	06/08/2023	19,051	18,696	19,051
Continuum Managed Services LLC(2) (3)	IT Services	8.05%	L + 6.00%; 1.00% Floor	06/08/2023	5,479	5,386	5,479

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of September 30, 2019 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Continuum Managed Services LLC(2) (3)	IT Services	8.05%	L + 6.00%; 1.00% Floor	06/08/2023	$1,614	$1,586	$1,614
Continuum Managed Services LLC(2) (3) (4) (5)	IT Services		L + 6.00%; 1.00% Floor	06/08/2022	2,000	(30)	—
Convene 237 Park Avenue, LLC(2)	Real Estate Management & Development	9.54%	L + 7.50%; 1.50% Floor	08/30/2024	31,000	30,389	30,380
Convene 237 Park Avenue, LLC(2) (4) (5)	Real Estate Management & Development		L + 7.50%; 1.50% Floor	08/30/2024	9,120	(90)	(91)
CorePower Yoga LLC(2)	Diversified Consumer Services	6.61%	L + 4.50%	05/14/2025	12,420	12,243	12,233
CorePower Yoga LLC(2) (4) (5)	Diversified Consumer Services		L + 4.75%	05/14/2025	1,010	(14)	(15)
CorePower Yoga LLC(2) (4) (5)	Diversified Consumer Services		L + 4.50%	05/14/2025	2,692	(38)	(40)
DDS USA Holding, Inc.(2) (3)	Health Care Equipment & Supplies	7.35%	L + 5.25%; 1.00% Floor	06/30/2022	5,418	5,397	5,391
DDS USA Holding, Inc.(2) (3)	Health Care Equipment & Supplies	7.35%	L + 5.25%; 1.00% Floor	06/30/2022	5,126	5,106	5,100
DDS USA Holding, Inc.(2) (3) (4) (5)	Health Care Equipment & Supplies		L + 5.25%; 1.00% Floor	06/30/2022	1,533	(6)	(8)
Diligent Corporation(2) (3)	Professional Services	7.75%	L + 5.50%; 1.00% Floor	04/14/2022	€22,880	26,229	24,689
Diligent Corporation(2) (3) (4)	Professional Services	7.73%	L + 5.50%; 1.00% Floor	04/14/2022	11,551	2,896	2,892
Diligent Corporation(2) (3)	Professional Services	7.81%	L + 5.50%; 1.00% Floor	04/14/2022	2,108	2,088	2,087
Diligent Corporation(2) (3) (4)	Professional Services	7.64%	L + 5.50%; 1.00% Floor	04/14/2022	1,800	1,552	1,566
Diligent Corporation(2) (3)	Professional Services	7.56%	L + 5.50%; 1.00% Floor	04/14/2022	728	721	721
Diligent Corporation(2) (3)	Professional Services	7.81%	L + 5.50%; 1.00% Floor	04/14/2022	352	349	349
DiscoverOrg, LLC(2)	Software	6.54%	L + 4.50%	02/02/2026	23,582	23,362	23,471
DocuTAP, Inc.(2) (3)	Health Care Technology	7.79%	L + 5.75%; 1.00% Floor	05/12/2025	35,154	34,320	34,802
E2open, LLC(2)	Software	7.87%	L + 5.75%; 1.00% Floor	11/26/2024	24,300	24,066	24,057
Elemica Parent, Inc.(2)	Chemicals	7.65%	L + 5.50%	09/18/2025	4,268	4,162	4,161
Elemica Parent, Inc.(2) (4)	Chemicals	7.63%	L + 5.50%	09/18/2025	550	151	151
Elemica Parent, Inc.(2) (4) (5)	Chemicals		L + 5.50%	09/18/2025	830	(10)	(10)
Empirix, Inc.(2) (3)	Diversified Telecommunication Services	8.36%	L + 6.25%; 1.00% Floor	09/25/2024	31,569	31,092	30,070
Empirix, Inc.(2) (3) (4) (5)	Diversified Telecommunication Services		L + 6.25%; 1.00% Floor	09/25/2023	1,800	(25)	(85)
Fenergo Finance 3 Limited(2) (3) (6)	Diversified Financial Services	8.31%	L + 6.25%; 1.00% Floor	09/05/2024	€25,300	28,966	27,300

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of September 30, 2019 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Fenergo Finance 3 Limited(2) (3) (4) (5) (6)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	$1,683	$(24)	$(17)
Fenergo Finance 3 Limited(2) (3) (4) (5) (6)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€2,200	(37)	(183)
FWR Holding Corporation(3)	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	11,437	11,237	11,323
FWR Holding Corporation(3)	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	4,053	4,017	4,012
FWR Holding Corporation(3)	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	3,032	3,005	3,002
FWR Holding Corporation(3)	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	2,285	2,246	2,262
FWR Holding Corporation(3)	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	1,445	1,420	1,430
FWR Holding Corporation(3) (4)	Hotels, Restaurants & Leisure	7.55%	L + 5.50%; 1.00% Floor	08/21/2023	1,506	351	361
FWR Holding Corporation(3) (4) (5)	Hotels, Restaurants & Leisure		L + 5.50%; 1.00% Floor	08/21/2023	3,040	(26)	(30)
Gastro Health Holdco, LLC(2) (3)	Health Care Providers & Services	8.11%	L + 6.00%; 1.00% Floor	09/04/2024	18,008	17,699	17,693
Gastro Health Holdco, LLC(2) (3)	Health Care Providers & Services	8.12%	L + 6.00%; 1.00% Floor	09/04/2024	7,189	7,063	7,063
Gastro Health Holdco, LLC(2) (3) (4) (5)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2023	2,900	(46)	(51)
Gastro Health Holdco, LLC(2)(3) (4) (5)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2024	6,933	(52)	(121)
Gastro Health Holdco, LLC(2)(3) (4) (5)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2024	7,200	(62)	(126)
GlobalTranz Enterprises, Inc.(2)	Road & Rail	7.06%	L + 5.00%	05/15/2026	11,473	11,252	10,976
Granicus, Inc.(2)	Software	6.85%	L + 4.75%; 1.00% Floor	09/07/2022	12,206	12,102	12,084
HS4 AcquisitionCo, Inc.(2)	Hotels, Restaurants & Leisure	8.85%	L + 6.75%; 1.00% Floor	07/09/2025	34,501	33,831	33,811
HS4 AcquisitionCo, Inc.(2) (4) (5)	Hotels, Restaurants & Leisure		L + 6.75%; 1.00% Floor	07/09/2025	2,805	(54)	(56)
Hygiena Borrower LLC	Life Sciences Tools & Services	6.10%	L + 4.00%; 1.00% Floor	08/26/2022	5,328	5,270	5,221
Hygiena Borrower LLC(4) (5)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	550	(6)	(11)
Hygiena Borrower LLC(4) (5)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	814	(4)	(16)
iCIMS, Inc.(2) (3)	Software	8.56%	L + 6.50%; 1.00% Floor	09/12/2024	42,594	41,862	41,849
iCIMS, Inc.(2) (3)	Software	8.56%	L + 6.50%; 1.00% Floor	09/12/2024	7,844	7,695	7,707
iCIMS, Inc.(2) (3) (4) (5)	Software		L + 6.50%; 1.00% Floor	09/12/2024	2,662	(44)	(47)
Integral Ad Science, Inc.(2) (3)	Media	9.37%	L + 7.25% (incl. 1.25% PIK); 1.00% Floor	07/19/2024	34,139	33,576	33,541
Integral Ad Science, Inc.(2) (3) (4) (5)	Media		L + 6.00%; 1.00% Floor	07/19/2023	2,586	(40)	(45)
Internet Truckstop Group, LLC(2) (3)	Transportation Infrastructure	7.61%	L + 5.50%; 1.00% Floor	04/02/2025	32,459	31,703	31,647
Internet Truckstop Group, LLC(2) (3) (4) (5)	Transportation Infrastructure		L + 5.50%; 1.00% Floor	04/02/2025	2,600	(60)	(65)

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of September 30, 2019 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Lithium Technologies, Inc.(2) (3)	Internet Software & Services	10.04%	L + 8.00%; 1.00% Floor	10/03/2022	$50,047	$49,225	$49,171
Lithium Technologies, Inc.(2) (3) (4)	Internet Software & Services	10.04%	L + 8.00%; 1.00% Floor	10/03/2022	3,448	638	629
Mailgun Technologies, Inc.(2) (3)	Internet Software & Services	7.61%	L + 5.50%; 1.00% Floor	03/26/2025	19,124	18,767	18,741
Mailgun Technologies, Inc.(2)(3) (4)	Internet Software & Services		L + 5.50%; 1.00% Floor	03/26/2025	4,104	—	—
Mailgun Technologies, Inc.(2) (3) (4) (5)	Internet Software & Services		L + 5.50%; 1.00% Floor	03/26/2025	2,230	(41)	(45)
Midwest Transport, Inc.(2) (3)	Road & Rail	9.06%	L + 7.00%; 1.00% Floor	10/02/2023	17,195	17,051	17,023
MMIT Holdings, LLC(2) (3)	Health Care Technology	7.60%	L + 5.50%; 1.00% Floor	11/15/2024	29,807	29,263	29,285
MMIT Holdings, LLC(2) (3) (4) (5)	Health Care Technology		L + 5.50%; 1.00% Floor	11/15/2024	4,525	(78)	(79)
Netvoyage Corporation(2) (3)	Software	10.30%	L + 8.25%; 1.00% Floor	03/22/2024	7,957	7,846	7,858
Netvoyage Corporation(2) (3) (4) (5)	Software		L + 8.25%; 1.00% Floor	03/24/2022	610	(6)	(8)
Pathway Vet Alliance LLC(2) (3)	Health Care Providers & Services	6.55%	L + 4.50%	12/20/2024	6,973	6,910	6,904
Pathway Vet Alliance LLC(2) (3) (4)	Health Care Providers & Services	6.55%	L + 4.50%	12/20/2024	2,465	1,888	1,883
Picture Head Midco LLC(2) (3)	Media	8.79%	L + 6.75%; 1.00% Floor	08/31/2023	27,467	26,988	27,055
Picture Head Midco LLC(2) (3)	Media	8.81%	L + 6.75%; 1.00% Floor	08/31/2023	2,750	2,750	2,709
PlanSource Holdings, Inc.(2) (3)	Health Care Technology	8.81%	L + 6.25%; 1.00% Floor	04/22/2025	33,940	33,300	33,261
PlanSource Holdings, Inc.(2) (3) (4) (5)	Health Care Technology		L + 6.25%; 1.00% Floor	04/22/2025	4,681	(87)	(94)
Power Stop, LLC(2)	Auto Components	6.85%	L + 4.75%	10/19/2025	10,818	10,794	10,710
Riverpoint Medical, LLC(2) (3)	Health Care Equipment & Supplies	7.10%	L + 5.00%; 1.00% Floor	06/21/2025	13,439	13,375	13,305
Riverpoint Medical, LLC(2) (3) (4) (5)	Health Care Equipment & Supplies		L + 5.00%; 1.00% Floor	06/21/2025	2,450	(12)	(24)
SF Home Décor, LLC(2) (3)	Household Products	11.86%	L + 9.75%; 1.00% Floor	07/13/2022	24,300	23,721	23,510
Shopatron, LLC(2) (3)	Internet & Catalog Retail	11.83%	L + 9.50%; 1.00% Floor	12/18/2020	6,352	6,264	6,257
SPay, Inc.(2) (3)	Internet Software & Services	7.80%	L + 5.75%; 1.00% Floor	06/17/2024	14,745	14,504	14,266
SPay, Inc.(2) (3) (4)	Internet Software & Services	7.90%	L + 5.75%; 1.00% Floor	06/17/2024	1,630	1,060	1,034
SPay, Inc.(2) (3)	Internet Software & Services	8.06%	L + 5.75%; 1.00% Floor	06/17/2024	543	539	526
The Center for Orthopedic and Research Excellence, Inc.(2)	Health Care Providers & Services	7.56%	L + 5.50%; 1.00% Floor	08/15/2025	19,627	19,338	19,284

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of September 30, 2019 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
The Center for Orthopedic and Research Excellence, Inc.(2) (4)	Health Care Providers & Services	7.56%	L + 5.50%; 1.00% Floor	08/15/2025	$2,707	$366	$359
The Center for Orthopedic and Research Excellence, Inc.(2) (4) (5)	Health Care Providers & Services		L + 5.50%; 1.00% Floor	08/15/2025	6,768	(56)	(59)
VRC Companies, LLC(3)	Commercial Services & Supplies	8.54%	L + 6.50%; 1.00% Floor	03/31/2023	10,026	9,946	9,951
VRC Companies, LLC(3) (4)	Commercial Services & Supplies	9.33%	L + 6.50%; 1.00% Floor	03/31/2022	249	164	164
WebPT, Inc.(2)	Health Care Technology	8.89%	L + 6.75%; 1.00% Floor	08/28/2024	14,933	14,639	14,635
WebPT, Inc.(2) (4) (5)	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,867	(18)	(19)
WebPT, Inc.(2) (4) (5)	Health Care Technology		L + 6.75%; 1.00% Floor	08/28/2024	1,556	(31)	(31)
Wine.com, LLC(2) (3)	Beverages	9.59%	L + 7.00%; 1.00% Floor	11/14/2024	9,000	8,840	8,820
Wolfpack IP Co.(2) (3) (6)	Real Estate Management & Development	8.56%	L + 6.50%; 1.00% Floor	06/13/2025	47,220	46,312	46,275
Wolfpack IP Co.(2) (3) (4) (5) (6)	Real Estate Management & Development		L + 6.50%; 1.00% Floor	06/13/2025	4,722	(90)	(94)
WorkForce Software, LLC(2)	Software	8.76%	L + 6.50%; 1.00% Floor	07/31/2025	12,732	12,483	12,477
WorkForce Software, LLC(2) (4) (5)	Software		L + 6.50%; 1.00% Floor	07/31/2025	1,123	(22)	(22)
Wrike, Inc.(2) (3)	Professional Services	8.80%	L + 6.75%; 1.00% Floor	12/31/2024	23,044	22,628	22,583
Wrike, Inc.(2) (3) (4) (5)	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	2,300	(40)	(46)
Xactly Corporation(2) (3)	Internet Software & Services	9.30%	L + 7.25%; 1.00% Floor	07/29/2022	34,852	34,377	34,416
Xactly Corporation(2) (3) (4) (5)	Internet Software & Services		L + 7.25%; 1.00% Floor	07/29/2022	2,177	(25)	(27)
Yasso, Inc.(2) (3)	Food Products	9.79%	L + 7.75%; 1.00% Floor	03/23/2022	7,432	7,349	7,172

Total 1st Lien/Senior Secured Debt						1,129,825	1,124,800
1st Lien/Last-Out Unitranche (7) – 10.89%
Doxim, Inc.(2) (3)	Diversified Financial Services	8.10%	L + 6.00%; 1.00% Floor	02/28/2024	27,300	26,603	26,549
Doxim, Inc.(2) (3)	Diversified Financial Services	8.15%	L + 6.00%; 1.00% Floor	02/28/2024	22,376	21,819	21,760
RugsUSA, LLC(2) (3)	Household Products	8.55%	L + 6.50%; 1.00% Floor	04/30/2023	8,330	8,267	8,268
Smarsh, Inc.(2) (3)	Software	9.93%	L + 7.88%; 1.00% Floor	03/31/2021	44,542	44,121	44,208

Total 1st Lien/Last-Out Unitranche						100,810	100,785
2nd Lien/Senior Secured Debt – 36.78%
American Dental Partners, Inc.(2) (3)	Health Care Providers & Services	10.60%	L + 8.50%; 1.00% Floor	09/25/2023	5,333	5,241	5,239
Chase Industries, Inc.(2) (3)	Building Products	10.05%	L + 8.00%; 1.00% Floor	05/11/2026	24,300	23,659	22,781

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of September 30, 2019 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Chase Industries, Inc.(2) (3) (4) (5)	Building Products		L + 8.00%; 1.00% Floor	05/11/2026	$6,100	$(153)	$(381)
DiscoverOrg, LLC(2)	Software	10.60%	L + 8.50%	02/01/2027	14,600	14,392	14,478
ERC Finance, LLC(2) (3)	Health Care Providers & Services	10.26%	L + 8.22%; 1.00% Floor	09/22/2025	25,400	24,933	24,956
Genesis Acquisition Co.(2) (3)	Diversified Financial Services	9.82%	L + 7.50%	07/31/2025	10,000	9,780	9,750
Genesis Acquisition Co.(2) (3) (4) (5)	Diversified Financial Services		L + 7.50%	07/31/2025	2,500	(26)	(63)
Hygiena Borrower LLC(3)	Life Sciences Tools & Services	9.85%	L + 7.75%; 1.00% Floor	08/26/2023	2,650	2,608	2,604
Hygiena Borrower LLC(3) (4)	Life Sciences Tools & Services	10.08%	L + 7.75%; 1.00% Floor	08/26/2023	970	130	122
ICP Industrial, Inc.(2) (3)	Chemicals	10.31%	L + 8.25%; 1.00% Floor	05/03/2024	28,900	28,345	28,322
Intelligent Medical Objects, Inc.(2) (3)	Health Care Technology	10.81%	L + 8.50%; 1.00% Floor	12/22/2024	21,900	21,444	21,626
Market Track, LLC(2) (3)	Internet & Catalog Retail	9.79%	L + 7.75%; 1.00% Floor	06/05/2025	20,000	19,529	19,200
National Spine and Pain Centers, LLC(2) (3)	Health Care Providers & Services	10.29%	L + 8.25%; 1.00% Floor	12/02/2024	17,400	17,000	16,878
Odyssey Logistics & Technology Corporation(2)	Road & Rail	10.04%	L + 8.00%; 1.00% Floor	10/12/2025	26,626	26,126	26,093
RSC Acquisition, Inc.(2) (3)	Insurance	10.26%	L + 8.00%; 1.00% Floor	11/30/2023	12,100	12,006	11,979
RSC Acquisition, Inc.(2) (3)	Insurance	10.26%	L + 8.00%; 1.00% Floor	11/30/2023	7,840	7,776	7,762
RSC Acquisition, Inc.(2) (3)	Insurance	10.18%	L + 8.00%; 1.00% Floor	11/30/2023	6,760	6,639	6,692
RSC Acquisition, Inc.(2) (3)	Insurance	10.18%	L + 8.00%; 1.00% Floor	11/30/2023	6,100	6,055	6,039
SMB Shipping Logistics, LLC(2) (3)	Air Freight & Logistics	10.17%	L + 8.00%; 1.00% Floor	02/03/2025	25,000	24,651	24,563
Spectrum Plastics Group, Inc.(2)	Containers & Packaging	9.04%	L + 7.00%; 1.00% Floor	01/31/2026	6,278	6,251	5,650
USRP Holdings, Inc.(2) (3)	Insurance	10.79%	L + 8.75%; 1.00% Floor	09/29/2025	9,700	9,596	9,603
USRP Holdings, Inc.(2) (3) (4)	Insurance	10.79%	L + 8.75%; 1.00% Floor	09/29/2025	2,400	1,560	1,560
Viant Medical Holdings, Inc.(2)	Health Care Equipment & Supplies	9.85%	L + 7.75%	07/02/2026	11,770	11,665	10,887
Xcellence, Inc.(2) (3)	IT Services	10.86%	L + 8.75%; 1.00% Floor	06/22/2024	26,100	25,544	25,708
YI, LLC(2) (3)	Health Care Equipment & Supplies	9.85%	L + 7.75%; 1.00% Floor	11/07/2025	21,608	21,071	21,014
Zep Inc.(2)	Chemicals	10.35%	L + 8.25%; 1.00% Floor	08/11/2025	30,500	29,881	17,538

Total 2nd Lien/Senior Secured Debt						355,703	340,600

Total Corporate Debt						1,586,338	1,566,185

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of September 30, 2019 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

Portfolio Company	Industry	Coupon	Shares	Cost	Fair Value
Preferred Stock (1) – 1.03%
Accuity Delivery Systems, LLC^ (2) (3) (8) (9)	Health Care Providers & Services		136,589	$4,500	$6,750
Wine.com, LLC(2) (3) (8) (9)	Beverages		314,154	2,700	2,743

Total Preferred Stock				7,200	9,493
Common Stock (1) – 1.47%
Collaborative Imaging Holdco, LLC – Class B^^^ (2) (3) (8)	Health Care Providers & Services		11,719	1,580	2,179
Collaborative Imaging Holdco, LLC – Performance Units^^^ (2) (3) (6) (8) (9)	Health Care Providers & Services		11,060	220	561
Continuum Managed Services LLC – Class A(2) (3) (8) (9)	IT Services		663	663	815
Continuum Managed Services LLC – Class B(2) (3) (8) (9)	IT Services		449,713	7	1,340
Country Fresh Holding Company Inc.(2) (3) (8) (9)	Food Products		843	1,053	979
Elah Holdings, Inc.^ (2) (3) (8) (9)	Capital Markets		65,436	3,163	3,163
National Spine and Pain Centers, LLC(2) (3) (8) (9)	Health Care Providers & Services		500	500	144
Wrike, Inc.(2) (3) (8) (9)	Professional Services		494,952	3,075	4,123
Yasso, Inc.(2) (3) (8) (9)	Food Products		790	790	330

Total Common Stock				11,051	13,634

TOTAL INVESTMENTS – 171.64%				$1,604,589	$1,589,312

LIABILITIES IN EXCESS OF OTHER ASSETS – (71.64%)					$(663,353)

NET ASSETS – 100.00%					$925,959

#	Percentages are based on net assets.
(+)

The Consolidated Schedule of Investments discloses the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of September 30, 2019, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 2.03%, 2.06%, 2.09%, 2.07%, 2.02% and 1.91%, respectively. As of September 30, 2019, P was 5.00%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at September 30, 2019.

(++)	Par amount is denominated in U.S. Dollars (“$”) unless noted as denominated in Euro (“€”).
^

As defined in the Investment Company Act of 1940, the portfolio company is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions”.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940. See Note 3 “Significant Agreements and Related Party Transactions”.
(1)	Assets are pledged as collateral for the SunTrust Revolving Credit Facility. See Note 6 “Debt”.
(2)

Represent co-investments made with certain funds managed by the Investment Adviser in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions”.

(3)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(4)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See Note 8 “Commitments and Contingencies”.

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of September 30, 2019 (continued)

(in thousands, except share and per share amounts)

(Unaudited)

(5)

The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

(6)

The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2019 the aggregate fair value of these securities is $73,842 or 4.58% of the Company’s total assets.

(7)

In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.

(8)

Securities exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of September 30, 2019, the aggregate fair value of these securities is $23,127 or 2.50% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	06/13/2018
Collaborative Imaging Holdco, LLC – Class B – Common Stock	03/30/2018
Collaborative Imaging Holdco, LLC – Performance Units – Common Stock	03/30/2018
Continuum Managed Services LLC – Class A – Common Stock	06/08/2017
Continuum Managed Services LLC – Class B – Common Stock	06/08/2017
Country Fresh Holding Company Inc. – Common Stock	04/29/2019
Elah Holdings, Inc. – Common Stock	05/09/2018
National Spine and Pain Centers, LLC – Common Stock	06/02/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	03/23/2017

(9)	Non-income producing security.
(10)	Position or portion thereof unsettled as of September 30, 2019.

PIK – Payment-In-Kind

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A	USD 541	EUR 451	10/04/2019	$49
Bank of America, N.A	USD 444	EUR 369	11/05/2019	41
Bank of America, N.A	USD 540	EUR 446	01/06/2020	50
Bank of America, N.A	USD 547	EUR 448	04/06/2020	52
Bank of America, N.A	USD 549	EUR 446	07/06/2020	53

				$245

Currency Abbreviations:

EUR – Euro

USD – U.S. Dollar

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Investments at Fair Value – 135.00% #
Corporate Debt (1) – 132.81%
1st Lien/Senior Secured Debt – 78.63%
Accuity Delivery Systems, LLC^ (2) (3)	Health Care Providers & Services	9.78%	L + 7.00%; 1.00% Floor	06/13/2023	$14,480	$14,084	$14,082
Apptio, Inc.(2) (4)	IT Services		L + 7.25%; 1.00% Floor	1/10/2025	37,920	—	—
Apptio, Inc.(2) (4)	IT Services		L + 7.25%; 1.00% Floor	1/10/2025	3,160	—	—
Associations, Inc.(2) (3)	Real Estate Management & Development	9.40%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	16,796	16,598	16,628
Associations, Inc.(2) (3) (4)	Real Estate Management & Development	9.40%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	4,186	1,441	1,448
Associations, Inc.(2) (3) (4) (5)	Real Estate Management & Development		L + 4.00%; 1.00% Floor	07/30/2024	836	(10)	(8)
Bullhorn, Inc.(2) (3)	Internet Software & Services	9.40%	L + 6.75%; 1.00% Floor	11/21/2022	17,208	17,064	17,079
Bullhorn, Inc.(2) (3)	Internet Software & Services	9.40%	L + 6.75%; 1.00% Floor	11/21/2022	4,553	4,516	4,519
Bullhorn, Inc.(2) (3)	Internet Software & Services	9.33%	L + 6.75%; 1.00% Floor	11/21/2022	899	885	892
Businessolver.com, Inc.(2) (3)	Health Care Technology	10.12%	L + 7.50%; 1.00% Floor	05/15/2023	30,076	29,535	29,474
Businessolver.com, Inc.(2) (3) (4)	Health Care Technology	12.00%	P + 6.50%; 2.00% Floor	05/15/2023	3,760	1,438	1,429
Businessolver.com, Inc.(2) (3) (4)	Health Care Technology	10.12%	L + 7.50%; 1.00% Floor	05/15/2023	4,511	1,078	1,038
Collaborative Imaging, LLC^^^ (2) (3)	Health Care Providers & Services	9.03%	L + 6.50%; 1.00% Floor	03/28/2025	12,700	12,525	12,446
Continuum Managed Services LLC(2)(3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	19,198	18,779	18,814
Continuum Managed Services LLC(2)(3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	5,520	5,410	5,410
Continuum Managed Services LLC(2)(3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	1,626	1,593	1,593
Continuum Managed Services LLC(2)(3) (4) (5)	IT Services		L + 6.00%; 1.00% Floor	06/08/2022	2,000	(38)	(40)
Dade Paper & Bag, LLC(2) (3)	Distributors	10.02%	L + 7.50%; 1.00% Floor	06/10/2024	9,850	9,687	9,702
Dade Paper & Bag, LLC(2) (3)	Distributors	9.52%	L + 7.00%; 1.00% Floor	06/10/2024	1,256	1,245	1,209
Datto, Inc.(2)	IT Services	10.46%	L + 8.00%; 1.00% Floor	12/07/2022	52,418	51,572	52,024
Datto, Inc.(2) (4) (5)	IT Services		L + 8.00%; 1.00% Floor	12/07/2022	3,529	(55)	(26)
DDS USA Holding, Inc.(2)	Health Care Equipment & Supplies	8.57%	L + 5.75%; 1.00% Floor	06/30/2022	5,641	5,614	5,599
DDS USA Holding, Inc.(2)	Health Care Equipment & Supplies	8.57%	L + 5.75%; 1.00% Floor	06/30/2022	5,459	5,433	5,418
DDS USA Holding, Inc.(2) (4) (5)	Health Care Equipment & Supplies		L + 5.75%; 1.00% Floor	06/30/2022	1,533	(7)	(12)

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Diligent Corporation(2) (3)	Professional Services	8.03%	L + 5.50%; 1.00% Floor	04/14/2022	€23,054	$26,356	$26,084
Diligent Corporation(2) (3)	Professional Services	8.03%	L + 5.50%; 1.00% Floor	04/14/2022	734	724	725
Diligent Corporation(2) (3) (4)	Professional Services	8.28%	L + 5.50%; 1.00% Floor	04/14/2022	1,800	680	697
Diligent Corporation(2) (3) (4) (5)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	354	(5)	(4)
Diligent Corporation(2) (3) (4) (5)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	13,670	(171)	(171)
Empirix, Inc.(2) (3)	Diversified Telecommunication Services	8.93%	L + 6.25%; 1.00% Floor	09/25/2024	31,800	31,263	31,243
Empirix, Inc.(2) (3) (4) (5)	Diversified Telecommunication Services		L + 6.25%; 1.00% Floor	09/25/2023	1,800	(30)	(32)
Fenergo Finance 3 Limited(2) (3) (6)	Diversified Financial Services	9.13%	L + 6.25%; 1.00% Floor	09/05/2024	€25,300	28,916	28,408
Fenergo Finance 3 Limited(2) (3) (4) (5) (6)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	1,683	(28)	(34)
Fenergo Finance 3 Limited(2) (3) (4) (5) (6)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€2,200	(42)	(87)
FWR Holding Corporation(3)	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	11,525	11,290	11,294
FWR Holding Corporation(3)	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	2,296	2,251	2,251
FWR Holding Corporation(3)	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	1,456	1,427	1,427
FWR Holding Corporation(3) (4)	Hotels, Restaurants & Leisure	10.25%	P + 4.75%; 2.00% Floor	08/21/2023	1,506	535	535
Gastro Health Holdco, LLC(2) (3)	Health Care Providers & Services	8.74%	L + 6.00%; 1.00% Floor	09/04/2024	14,500	14,222	14,210
Gastro Health Holdco, LLC(2) (3) (4) (5)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2023	2,900	(54)	(58)
Gastro Health Holdco, LLC(2) (3) (4) (5)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2024	7,200	(85)	(144)
Hygiena Borrower LLC	Life Sciences Tools & Services	6.80%	L + 4.00%; 1.00% Floor	08/26/2022	5,369	5,297	5,261
Hygiena Borrower LLC (4) (5)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	550	(7)	(11)
Hygiena Borrower LLC (4) (5)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	814	(5)	(16)
iCIMS, Inc.(2) (3)	Software	8.94%	L + 6.50%; 1.00% Floor	09/12/2024	42,594	41,776	41,742
iCIMS, Inc.(2) (3) (4) (5)	Software		L + 6.50%; 1.00% Floor	09/12/2024	2,662	(51)	(53)
Integral Ad Science, Inc.(2) (3)	Media	9.78%	L + 7.25% (incl.1.25% PIK); 1.00% Floor	07/19/2024	33,817	33,185	33,141
Integral Ad Science, Inc.(2) (3) (4) (5)	Media		L + 6.00%; 1.00% Floor	07/19/2023	2,586	(47)	(52)
Lithium Technologies, Inc.(2) (3)	Internet Software & Services	10.39%	L + 8.00%; 1.00% Floor	10/03/2022	50,047	49,056	49,046
Lithium Technologies, Inc.(2) (3) (4) (5)	Internet Software & Services		L + 8.00%; 1.00% Floor	10/03/2022	3,448	(65)	(69)

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Midwest Transport, Inc.(2)	Road & Rail	9.80%	L + 7.00%; 1.00% Floor	10/02/2023	$17,874	$17,702	$17,695
MMIT Holdings, LLC(2)	Health Care Technology	8.02%	L + 5.50%; 1.00% Floor	11/15/2024	12,700	12,450	12,446
MMIT Holdings, LLC(2) (4) (5)	Health Care Technology		L + 5.50%; 1.00% Floor	11/15/2024	3,620	(71)	(72)
Netvoyage Corporation(2) (3)	Software	11.53%	L + 9.00%; 1.00% Floor	03/24/2022	8,018	7,903	7,918
Netvoyage Corporation(2) (3) (4) (5)	Software		L + 9.00%; 1.00% Floor	03/24/2022	610	(8)	(8)
Picture Head Midco LLC(2) (3)	Media	9.27%	L + 6.75%; 1.00% Floor	08/31/2023	32,950	32,327	32,291
Picture Head Midco LLC(2) (3) (4)	Media	9.27%	L + 6.75%; 1.00% Floor	08/31/2023	3,620	1,052	1,014
Picture Head Midco LLC(2) (3) (4) (5)	Media		L + 6.75%; 1.00% Floor	08/31/2023	3,620	(68)	(72)
Power Stop, LLC(2)	Auto Components	7.55%	L + 4.75%	10/19/2025	10,900	10,873	10,845
SF Home Décor, LLC(2) (3)	Household Products	12.31%	L + 9.50%; 1.00% Floor	07/13/2022	25,313	24,730	24,616
SPay, Inc.(2) (3)	Internet Software & Services	8.22%	L + 5.75%; 1.00% Floor	06/17/2024	14,700	14,428	14,332
SPay, Inc.(2) (3) (4)	Internet Software & Services	8.34%	L + 5.75%; 1.00% Floor	06/17/2024	1,630	1,165	1,155
SPay, Inc.(2) (3) (4) (5)	Internet Software & Services		L + 5.75%; 1.00% Floor	06/17/2024	8,150	(74)	(204)
VRC Companies, LLC(3)(4)	Commercial Services & Supplies	9.03%	L + 6.50%; 1.00% Floor	03/31/2023	5,231	3,943	3,941
VRC Companies, LLC(3)	Commercial Services & Supplies	9.02%	L + 6.50%; 1.00% Floor	03/31/2023	2,667	2,644	2,640
VRC Companies, LLC(3)(4)	Commercial Services & Supplies	9.45%	L + 6.50%; 1.00% Floor	03/31/2022	249	125	125
Wine.com, LLC(2)	Beverages	9.86%	L + 7.00%; 1.00% Floor	11/14/2024	9,000	8,823	8,820
Wrike, Inc.(2)	Professional Services	9.28%	L + 6.75%; 1.00% Floor	12/31/2024	28,000	27,440	27,440
Wrike, Inc.(2) (4) (5)	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	2,300	(46)	(46)
Xactly Corporation(2) (3)	Internet Software & Services	9.78%	L + 7.25%; 1.00% Floor	07/29/2022	29,320	28,863	28,880
Xactly Corporation(2) (3) (4) (5)	Internet Software & Services		L + 7.25%; 1.00% Floor	07/29/2022	2,177	(32)	(33)
Yasso, Inc.(2) (3)	Food Products	10.27%	L + 7.75%; 1.00% Floor	03/23/2022	7,495	7,390	7,139

Total 1st Lien/Senior Secured Debt						646,334	644,913
1st Lien/Last-Out Unitranche (7) – 11.05%
Intelligent Document Solutions, Inc.(2) (3)	Diversified Financial Services	8.80%	L + 6.00%; 1.00% Floor	02/28/2024	27,300	26,508	26,481
Intelligent Document Solutions, Inc.(2) (3) (4)	Diversified Financial Services	8.79%	L + 6.00%; 1.00% Floor	02/28/2024	19,900	11,454	11,422
RugsUSA, LLC(2) (3)	Household Products	9.31%	L + 6.50%; 1.00% Floor	04/30/2023	8,330	8,256	8,247
Smarsh, Inc.(2) (3)	Software	10.41%	L + 7.88%; 1.00% Floor	03/31/2021	44,881	44,265	44,432

Total 1st Lien/Last-Out Unitranche						90,483	90,582
2nd Lien/Senior Secured Debt – 43.13%
American Dental Partners, Inc.(2) (3)	Health Care Providers & Services	11.30%	L + 8.50%; 1.00% Floor	09/25/2023	5,333	5,228	5,226
Chase Industries, Inc.(2) (3)	Building Products	10.61%	L + 8.00%; 1.00% Floor	05/11/2026	24,300	23,610	23,510
Chase Industries, Inc.(2) (3) (4) (5)	Building Products		L + 8.00%; 1.00% Floor	05/11/2026	6,100	(169)	(198)

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate (+)	Reference Rate and Spread (+)	Maturity	Par Amount (++)	Cost	Fair Value
Country Fresh Holdings, LLC(2) (3)	Food Products	11.20%	L + 8.75%; 1.00% Floor	10/02/2023	$11,800	$11,606	$9,794
DuBois Chemicals, Inc.(2)	Chemicals	10.52%	L + 8.00%; 1.00% Floor	03/15/2025	24,450	24,035	23,961
ERC Finance, LLC(2) (3)	Health Care Providers & Services	10.74%	L + 8.22%; 1.00% Floor	09/22/2025	25,400	24,892	24,892
Genesis Acquisition Co.(2) (3)	Diversified Financial Services	10.02%	L + 7.50%	07/31/2025	10,000	9,760	9,725
Genesis Acquisition Co.(2) (3) (4) (5)	Diversified Financial Services		L + 7.50%	07/31/2025	2,500	(30)	(69)
Hygiena Borrower LLC(3)	Life Sciences Tools & Services	10.55%	L + 7.75%; 1.00% Floor	08/26/2023	2,650	2,601	2,604
Hygiena Borrower LLC(3) (4)	Life Sciences Tools & Services	10.55%	L + 7.75%; 1.00% Floor	08/26/2023	970	128	121
ICP Industrial, Inc.(2) (3)	Chemicals	10.68%	L + 8.25%; 1.00% Floor	05/03/2024	28,900	28,276	28,250
Institutional Shareholder Services Inc.(2)	Diversified Financial Services	10.55%	L + 7.75%; 1.00% Floor	10/16/2025	7,200	7,168	7,056
Intelligent Medical Objects, Inc.(2) (3)	Health Care Technology	11.27%	L + 8.50%; 1.00% Floor	12/22/2024	17,500	17,109	17,325
Market Track, LLC(2) (3)	Internet Catalog & Retail	10.18%	L + 7.75%; 1.00% Floor	06/05/2025	20,000	19,484	19,000
National Spine and Pain Centers, LLC(2) (3)	Health Care Providers & Services	10.77%	L + 8.25%; 1.00% Floor	12/02/2024	17,400	16,958	16,965
Odyssey Logistics & Technology Corporation(2)	Road & Rail	10.52%	L + 8.00%; 1.00% Floor	10/12/2025	26,626	26,082	25,894
RSC Acquisition, Inc.(2) (3)	Insurance	10.53%	L + 8.00%; 1.00% Floor	11/30/2023	12,100	11,993	11,979
RSC Acquisition, Inc.(2) (3)	Insurance	10.80%	L + 8.00%; 1.00% Floor	11/30/2023	7,840	7,767	7,762
RSC Acquisition, Inc.(2) (3) (4) (5)	Insurance		L + 8.00%; 1.00% Floor	11/30/2023	6,100	(52)	(61)
SMB Shipping Logistics, LLC(2)	Air Freight & Logistics	10.86%	L + 8.00%; 1.00% Floor	02/03/2025	25,000	24,616	24,500
Spectrum Plastics Group, Inc.(2)	Containers & Packaging	9.52%	L + 7.00%; 1.00% Floor	01/31/2026	6,278	6,249	6,089
USRP Holdings, Inc.(2) (3)	Insurance	11.55%	L + 8.75%; 1.00% Floor	09/29/2025	9,700	9,587	9,579
USRP Holdings, Inc.(2) (3) (4)	Insurance	11.43%	L + 8.75%; 1.00% Floor	09/29/2025	2,400	1,557	1,554
Viant Medical Holdings, Inc.(2)	Health Care Equipment & Supplies	10.55%	L + 7.75%	07/02/2026	11,770	11,657	11,417
Xcellence, Inc.(2) (3)	IT Services	11.57%	L + 8.75%; 1.00% Floor	06/22/2024	18,400	17,986	18,032
YI, LLC(2) (3)	Health Care Equipment & Supplies	10.55%	L + 7.75%; 1.00% Floor	11/07/2025	21,700	21,115	21,103
Zep Inc.(2)	Chemicals	11.05%	L + 8.25%; 1.00% Floor	08/11/2025	30,500	29,826	27,755

Total 2nd Lien/Senior Secured Debt						359,039	353,765

Total Corporate Debt						1,095,856	1,089,260

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Coupon	Shares	Cost	Fair Value
Preferred Stock (1) – 0.99%
Accuity Delivery Systems, LLC^ (2) (3) (8) (9)	Health Care Providers & Services		136,589	$4,500	$5,400
Wine.com, LLC(2) (8) (9)	Beverages		314,154	2,700	2,700

Total Preferred Stock				7,200	8,100

Common Stock (1) – 1.20%
Collaborative Imaging Holdco, LLC – Class B^^^ (2) (3) (8)	Health Care Providers & Services		11,719	1,580	1,842
Collaborative Imaging Holdco, LLC – Class C^^^ (2) (3) (6) (8) (9)	Health Care Providers & Services		11,060	220	306
Continuum Managed Services LLC – Class A(2) (3) (8) (9)	IT Services		663	663	762
Continuum Managed Services LLC – Class B(2) (3) (8) (9)	IT Services		449,713	7	243
Elah Holdings, Inc.^ (2) (3) (8) (9)	Capital Markets		65,436	3,163	3,163
National Spine and Pain Centers, LLC(2) (3) (8) (9)	Health Care Providers & Services		500	500	265
Wrike, Inc.(2) (8) (9)	Professional Services		494,952	3,075	3,075
Yasso, Inc.(2) (3) (8) (9)	Food Products		790	790	169

Total Common Stock				9,998	9,825

TOTAL INVESTMENTS – 135.00%				$1,113,054	$1,107,185

LIABILITIES IN EXCESS OF OTHER ASSETS – (35.00%)					$(287,031)

NET ASSETS – 100.00%					$820,154

#	Percentages are based on net assets.
(+)

The Consolidated Schedule of Investments discloses the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2018, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 3.01%, 2.88%, 2.81%, 2.61%, 2.50% and 2.41%, respectively. As of December 31, 2018, P was 5.50%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2018.

(++)	Par amount is denominated in U.S. Dollars (“$”) unless noted as denominated in Euro (“€”).
^

As defined in the Investment Company Act of 1940, the portfolio company is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions”.

^^^	The portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940. See Note 3 “Significant Agreements and Related Party Transactions”.
(1)	Assets are pledged as collateral for the SunTrust Revolving Credit Facility. See Note 6 “Debt”.
(2)

Represent co-investments made with certain funds managed by the Investment Adviser in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions”.

(3)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(4)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See Note 8 “Commitments and Contingencies”.

(5)

The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

(6)

The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2018 the aggregate fair value of these securities is $28,593 or 2.53% of the Company’s total assets.

(7)

In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.

(8)

Securities exempt from registration under the Securities Act, and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2018, the aggregate fair value of these securities is $17,925 or 2.19% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	6/13/2018
Collaborative Imaging Holdco, LLC – Class B – Common Stock	3/30/2018
Collaborative Imaging Holdco, LLC – Class C – Common Stock	3/30/2018
Continuum Managed Services LLC – Class A – Common Stock	6/8/2017
Continuum Managed Services LLC – Class B – Common Stock	6/8/2017
Elah Holdings, Inc. – Common Stock	5/9/2018
National Spine and Pain Centers, LLC – Common Stock	6/2/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	3/23/2017

(9)	Non-income producing security.

PIK – Payment-In-Kind

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A	USD 481	EUR 411	01/04/2019	$10
Bank of America, N.A	USD 394	EUR 335	02/05/2019	9
Bank of America, N.A	USD 486	EUR 412	04/03/2019	11
Bank of America, N.A	USD 423	EUR 357	05/06/2019	10
Bank of America, N.A	USD 514	EUR 432	07/03/2019	11
Bank of America, N.A	USD 426	EUR 357	08/05/2019	10
Bank of America, N.A	USD 541	EUR 451	10/04/2019	12
Bank of America, N.A	USD 444	EUR 369	11/05/2019	10
Bank of America, N.A	USD 540	EUR 446	01/06/2020	12
Bank of America, N.A	USD 547	EUR 448	04/06/2020	13
Bank of America, N.A	USD 549	EUR 446	07/06/2020	14

				$122

Currency Abbreviations:

EUR – Euro

USD – U.S. Dollar

The accompanying notes are part of these unaudited consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Notes to the Consolidated Financial Statements

(in thousands, except share and per share amounts)

(Unaudited)

1. ORGANIZATION

Goldman Sachs Middle Market Lending LLC (“MMLC LLC”) was formed on June 13, 2016. Effective January 30, 2017, MMLC LLC converted from a Delaware limited liability company to a Delaware corporation named Goldman Sachs Middle Market Lending Corp. (the “Company”), which, by operation of law, is deemed for purposes of Delaware law the same entity as MMLC LLC. The Company commenced operations on January 11, 2017. On January 30, 2017, the Company’s initial investors (other than the Initial Member (as defined below)) funded the initial portion of their capital commitment to purchase shares of common stock, at which time the Initial Member’s initial capital contribution to MMLC LLC was canceled. The Company has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). In addition, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ended December 31, 2017.

The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation. The Company will seek to achieve this objective, primarily through direct originations of secured debt, including first lien debt, unitranche, including last out portions of such loans, and second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership and an affiliate of Goldman Sachs & Co. LLC (including its predecessors, “GS & Co.”), is the investment adviser (the “Investment Adviser”) of the Company. The term “Goldman Sachs” refers to The Goldman Sachs Group, Inc. (“Group Inc.”), together with GS & Co., GSAM and its other subsidiaries.

From December 29, 2016 through September 29, 2017 (the “Final Closing Date”) the Company conducted an offering pursuant to which investors made capital commitments (each, a “Commitment”) to purchase shares of the Company’s common stock pursuant to subscription agreements (“Subscription Agreements”) entered into with the Company pursuant to which each investor agreed to purchase common stock for an aggregate purchase price equal to its Commitment. Each investor is required to purchase shares of the Company’s common stock each time the Company delivers a drawdown notice at least five business days prior to the required funding date (the “Drawdown Date”). The offering and sale of common stock is exempt from registration pursuant to Regulation D and Regulation S promulgated under the U.S. Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering and for offers and sale of securities outside of the United States.

GS & Co. and Goldman Sachs International assisted the Company in conducting its private placement offering pursuant to agreements between the Company and each of GS & Co. and Goldman Sachs International.

The investment period commenced on December 29, 2016 (the “Initial Closing Date”). On August 8, 2019, the Board of Directors (the “Board of Directors”) extended the investment period for one additional six-month period from September 29, 2019 to March 29, 2020. With the approval of a majority-in-interest of the stockholders, the investment period may be extended for up to one additional year thereafter (such period, including any extensions, the “Investment Period”). In addition, the Board of Directors may terminate the Investment Period at any time in its discretion.

Following the end of the investment period, the Company will have the right to issue drawdowns only (i) to pay, and/or establish reserves for, actual or anticipated Company expenses, liabilities, including the payment or repayment of indebtedness for borrowed money (including through the issuance of notes and other evidence of indebtedness), other indebtedness, financings or extensions of credit, or other obligations, contingent or otherwise, including the Management Fee (as defined below), whether incurred before or after the end of the investment period, (ii) to fulfill investment commitments made or approved by the investment committee prior to the expiration of the Investment Period, (iii) to engage in hedging transactions or (iv) to make additional investments in existing portfolio companies (including transactions to hedge interest rate or currency risks related to such additional investment).

The Company will continue to operate as a private BDC reporting company, until the earlier of the following events, each referred to as an “Exit Event”: (i) any listing of the Company’s shares of common stock on a national securities exchange (a “listing”), including in connection with an initial public offering (“IPO”), (ii) merger with another entity, including an affiliated company, subject to any limitations under the Investment Company Act or (iii) the sale of all or substantially all of the assets of the Company. If the Company has not consummated an Exit Event by the sixth anniversary of the Final Closing Date, the Board of Directors (to the extent consistent with its fiduciary duties and subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act and the Code) will meet to consider the Company’s potential wind down and/or liquidation and dissolution.

An affiliate of the Investment Adviser, (the “Initial Member”), made a capital contribution to the Company of one hundred dollars on January 13, 2017 and served as the sole initial member of the Company. The Company cancelled the Initial Member’s interest in the Company on January 30, 2017, the first date on which investors (other than the Initial Member) made their initial capital contribution to purchase stock (the “Initial Drawdown Date”).

The Company has formed wholly owned subsidiaries, which are structured as Delaware limited liability companies, to hold certain equity or equity-like investments in portfolio companies.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s functional currency is U.S. dollars (“USD”) and these consolidated financial statements have been prepared in that currency. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X. This requires the Company to make certain estimates and assumptions that may affect the amounts reported in the consolidated financial statements and accompanying notes. These consolidated financial statements reflect normal and recurring adjustments that in the opinion of the Company are necessary for the fair statement of the results for the periods presented. Actual results may differ from the estimates and assumptions included in the consolidated financial statements.

Certain financial information that is included in annual consolidated financial statements, including certain financial statement disclosures, prepared in accordance with GAAP, is not required for interim reporting purposes and has been condensed or omitted herein. These consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and notes related thereto for the year ended December 31, 2018, included in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 1, 2019. The results for the three and nine months ended September 30, 2019 are not necessarily indicative of the results to be expected for the full fiscal year, any other interim period or any future year or period.

Certain prior period information has been reclassified to conform to the current period presentation. The reclassification has no effect on the Company’s consolidated financial position or the consolidated results of operations as previously reported.

As an investment company, the Company applies the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”) issued by the Financial Accounting Standards Board (“FASB”).

Basis of Consolidation

As provided under ASC 946, the Company will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the financial position and results of operations of its wholly owned subsidiaries, MMLC Blocker I, LLC (formerly known as My-On MMLC Blocker, LLC), MMLC Blocker II, LLC, and MMLC Wine I, LLC. All significant intercompany transactions and balances have been eliminated in consolidation.

Revenue Recognition

The Company records its investment transactions on a trade date basis, which is the date when the Company assumes the risks for gains and losses related to that investment. Realized gains and losses are based on the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums to par value on investments purchased are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount (“OID”) and market discounts or premiums are capitalized and amortized into interest income using the effective interest method or straight-line method, as applicable. Exit fees that are receivable upon repayment of a loan or debt security are amortized into interest income over the life of the respective investment. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income. For the three and nine months ended September 30, 2019, the Company earned $0 and $1,213 in prepayment premiums, respectively, and $520 and $1,747 in accelerated accretion of upfront loan origination fees and unamortized discounts, respectively. For the three and nine months ended September 30, 2018, the Company earned $0 and $537 in prepayment premiums, respectively, and $15 and $601 in accelerated accretion of upfront loan origination fees and unamortized discounts, respectively.

Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to the Company, unless, to the extent required by applicable law or exemptive relief, if any, therefrom, the Company only receives its allocable portion of such fees when invested in the same portfolio company as another account managed by the Investment Adviser.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Interest and dividend income are presented net of withholding tax, if any.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the principal amount or shares (if equity) of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon the investment being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest or dividend income, respectively.

Certain structuring fees, amendment fees, syndication fees and commitment fees are recorded as other income when earned. Administrative agent fees received by the Company are recorded as other income when the services are rendered over time.

Non-Accrual Investments

Investments are placed on non-accrual status when it is probable that principal, interest, or dividends will not be collected according to contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. The Company may make exceptions to this treatment if an investment has sufficient collateral value and is in the process of collection. As of September 30, 2019, the Company did not have any investments on non-accrual status. As of December 31, 2018, the Company did not have any investments on non-accrual status.

Investments

The Company carries its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), issued by the FASB, which defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. Fair value is generally based on quoted market prices provided by independent pricing services, broker or dealer quotations or alternative price sources. In the absence of quoted market prices, broker or dealer quotations or alternative price sources, investments are measured at fair value as determined by the Company’s Board of Directors within the meaning of the Investment Company Act.

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See Note 5 “Fair Value Measurement”.

The Company generally invests in illiquid securities, including debt and equity investments, of middle-market companies. The Board of Directors has delegated to the Investment Adviser day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Company’s portfolio investments. Under valuation procedures adopted by the Board of Directors, market quotations are generally used to assess the value of the investments for which market quotations are readily available. The Investment Adviser obtains these market quotations from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available; otherwise from a principal market maker or a primary market dealer. To assess the continuing appropriateness of pricing sources and methodologies, the Investment Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. If the Board of Directors or Investment Adviser has a bona fide reason to believe any such market quotation does not reflect the fair value of an investment, it may independently value such investment in accordance with valuation procedures for investments for which market quotations are not readily available.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the Board of Directors contemplate a multi-step valuation process each quarter, as described below:

(1)

The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)

The Board of Directors also engages independent valuation firms (the “Independent Valuation Advisors”) to provide independent valuations of the investments for which market quotations are not readily available, or are readily available but deemed not reflective of the fair value of an investment. The Independent Valuation Advisors independently value such investments using quantitative and qualitative information provided by the investment professionals of the Investment Adviser and the portfolio companies as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The Independent Valuation Advisors also provide analyses to support their valuation methodology and calculations. The Independent Valuation Advisors provide an opinion on a final range of values on such investments to the Board of Directors or the Audit Committee. The Independent Valuation Advisors define fair value in accordance with ASC 820 and utilize valuation approaches including the market approach, the income approach or both. A portion of the portfolio is reviewed on a quarterly basis, and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, are reviewed at least annually by an Independent Valuation Advisor;

(3)

The Independent Valuation Advisors’ preliminary valuations are reviewed by the Investment Adviser and the Valuation Oversight Group (“VOG”), a team that is part of the Controllers Department within the Finance Division of Goldman Sachs. The Independent Valuation Advisors’ valuation ranges are compared to the Investment Adviser’s valuations to ensure the Investment Adviser’s valuations are reasonable. VOG presents the valuations to the Private Investment Valuation and Side Pocket Working Group of the Investment Management Division Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment decision making process;

(4)	The Investment Management Division Valuation Committee ratifies fair valuations and makes recommendations to the Audit Committee of the Board of Directors;

(5)

The Audit Committee of the Board of Directors reviews valuation information provided by the Investment Management Division Valuation Committee, the Investment Adviser and the Independent Valuation Advisors. The Audit Committee then assesses such valuation recommendations; and

(6)

The Board of Directors discusses the valuations and, within the meaning of the Investment Company Act, determines the fair value of the investments in good faith, based on the inputs of the Investment Adviser, the Independent Valuation Advisors and the Audit Committee.

Money Market Funds

Investments in money market funds are valued at net asset value (“NAV”) per share. See Note 3 “Significant Agreements and Related Party Transactions”.

Cash

Cash consists of deposits held at a custodian bank. As of September 30, 2019 and December 31, 2018, the Company held an aggregate cash balance of $11,317 and $15,010, respectively. Foreign currency of $1,598 (acquisition cost of $1,632) and $252 (acquisition cost of $250) is included in cash as of September 30, 2019 and December 31, 2018, respectively.

Foreign Currency Translation

Amounts denominated in foreign currencies are translated into USD on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into USD based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into USD based upon currency exchange rates prevailing on the transaction dates.

The Company does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gains or losses on investments. Fluctuations arising from the translation of non-investment assets and liabilities are included with the net change in unrealized gains (losses) on foreign currency translations on the Consolidated Statements of Operations.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Derivatives

The Company may enter into foreign currency forward contracts to reduce the Company’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Company agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. Unrealized appreciation (depreciation) on foreign currency forward contracts are recorded on the Consolidated Statements of Assets and Liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Notional amounts of foreign currency forward contract assets and liabilities are presented separately on the Consolidated Schedules of Investments. Purchases and settlements of foreign currency forward contracts having the same settlement date and counterparty are generally settled net and any realized gains or losses are recognized on the settlement date.

The Company does not utilize hedge accounting and as such, the Company recognizes its derivatives at fair value with changes in the net unrealized appreciation (depreciation) on foreign currency forward contracts recorded on the Consolidated Statements of Operations.

Income Taxes

The Company recognizes tax positions in its consolidated financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement. The Company reports any interest expense related to income tax matters in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations.

The Company’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction, and based on such review, the Company has concluded that no additional provision for income tax is required in the consolidated financial statements. The Company is subject to potential examination by certain taxing authorities in various jurisdictions. The Company’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

The Company has elected to be treated as a RIC commencing with its taxable year ended December 31, 2017. So long as the Company maintains its status as a RIC, it will generally not be required to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. As a result, any U.S. federal income tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the consolidated financial statements of the Company.

To maintain our tax treatment as a RIC, the Company must meet specified source-of-income and asset diversification requirements and timely distribute to its stockholders for each taxable year at least 90% of its investment company taxable income (generally, its net ordinary income plus the excess of its realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction). In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income. If the Company chooses to do so, this generally would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on estimated undistributed taxable income as required.

Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes. Income tax expense, if any, is included under the income category for which it applies in the Consolidated Statements of Operations. For the three and nine months ended September 30, 2019, the Company accrued provision for taxes on realized gains on investments of $0 and $(100), respectively. For the three and nine months ended September 30, 2018, the Company accrued provision for taxes on realized gains on investments of $0 and $372, respectively. For the three and nine months ended September 30, 2019, the Company accrued provision for taxes on unrealized gains on investments of $171 and $614, respectively. For the three and nine months ended September 30, 2018, the Company accrued provision for taxes on unrealized gains on investments of $205 and $205, respectively. As of September 30, 2019, $996 of income taxes remained payable.

Distributions

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. The Company may pay distributions in excess of its taxable net investment income. This excess would be a tax-free return of capital in the period and reduce a stockholder’s tax basis in its shares. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged or credited to paid-in capital in excess of par, accumulated undistributed net investment income or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses. These differences are generally determined in conjunction with the preparation of the Company’s annual RIC tax return. Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by the Investment Adviser. The Company may pay distributions to its stockholders in a year in excess of its net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The Company intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that the Company may retain certain net capital gains for reinvestment and carry forward taxable income for distribution in the following year and pay any applicable tax. The specific tax characteristics of the Company’s distributions will be reported to stockholders after the end of the calendar year. All distributions will be subject to available funds, and no assurance can be given that the Company will be able to declare such distributions in future periods.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing of and amendments to the revolving credit facility between the Company and SunTrust Bank (the “SunTrust Revolving Credit Facility”). These costs are amortized using the straight-line method over the term of the SunTrust Revolving Credit Facility. Deferred financing costs related to the SunTrust Revolving Credit Facility are presented separately as an asset on the Company’s Consolidated Statements of Assets and Liabilities.

Offering Costs

Offering costs consist primarily of fees and expenses incurred in connection with the continuous offering of shares, including legal, printing and other costs, as well as costs associated with the preparation and filing of the Company’s registration statement on Form 10. Offering costs are recognized as a deferred charge and are amortized on a straight line basis over 12 months beginning on the date of commencement of operations. All costs have been fully amortized through January 11, 2018.

New Accounting Pronouncements

In October 2018, the SEC adopted the final rule under SEC release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The Company is no longer required to present components of distributable earnings on the Consolidated Statements of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Consolidated Statements of Changes in Net Assets. Prior period information has been reclassified to conform to the current period presentation and this had no effect on the Company’s consolidated financial position or the consolidated results of operations as previously reported. The following provides the prior period reclassifications.

Consolidated Statements of Changes in Net Assets – The table below provides a reconciliation for previously disclosed distributions from net investment income and realized gain for the nine months ended September 30, 2018 to distributions from distributable earnings as disclosed in the current filing.

Distributions to stockholders from:	For the Nine Months Ended September 30, 2018
Net investment income	$(34,760)
Total distributions to stockholders	$(34,760)

3. SIGNIFICANT AGREEMENTS AND RELATED PARTY TRANSACTIONS

Investment Management Agreement

The Company entered into an investment management agreement effective as of January 13, 2017 (the “Investment Management Agreement”) with the Investment Adviser, pursuant to which the Investment Adviser manages the Company’s investment program and related activities.

Management Fee

The Company pays the Investment Adviser a management fee (the “Management Fee”), payable quarterly in arrears, equal to 0.375% (i.e., an annual rate of 1.50%) of the average NAV of the Company (including un-invested cash and cash equivalents) at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter, the NAV as of such quarter-end). The Management Fee for any partial quarter will be appropriately prorated. Following the occurrence (if any) of a listing, average gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter-end following such event, the Company’s gross assets as of such quarter-end) will be used instead of average NAV to calculate the Management Fee.

For the three and nine months ended September 30, 2019, Management Fees amounted to $3,489 and $10,145, respectively. For the three and nine months ended September 30, 2018, Management Fees amounted to $2,409 and $6,248, respectively. As of September 30, 2019, net Management Fees payable amounted to $3,489.

Incentive Fee

Pursuant to the Investment Management Agreement, the Company pays to the Investment Adviser an incentive fee (the “Incentive Fee”) as follows:

The Incentive Fee will consist of two components that are determined independently of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee will be based on the Company’s income and a portion will be based on the Company’s capital gains, each as described below.

i. Quarterly Incentive Fee Based on Income

For the portion of the Incentive Fee based on income, the Company’s Investment Adviser is entitled to receive the Incentive Fee based on income from the Company if the Company’s Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” (as defined below) of 1.75%. For this purpose, the hurdle is computed by reference to the Company’s NAV and does not take into account changes in the market price of the Company’s common stock (if any). The Incentive Fee based on income will be determined and paid quarterly in arrears at the end of each calendar quarter by reference to the Company’s aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since the Initial Drawdown Date) (in either case, the “Trailing Twelve Quarters”). However, following the occurrence (if any) of a listing, the Trailing Twelve Quarters will be “reset” so as to include, as of the end of any quarter, the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since the listing, rather than the number of quarters that have occurred since the Initial Drawdown Date).

The “hurdle amount” for the Incentive Fee based on income is determined on a quarterly basis, and is equal to 1.75% multiplied by the Company’s NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments for subscriptions (which shall include all issuances by the Company of shares of its common stock) and distributions that occurred during the relevant Trailing Twelve Quarters. The Incentive Fee for any partial period will be appropriately prorated. For the portion of the Incentive Fee based on income, the Company pays the Investment Adviser a quarterly Incentive Fee based on the amount by which (A) Ordinary Income in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.”

The Incentive Fee based on income for each quarter is determined as follows:

•	No Incentive Fee based on income is payable to the Investment Adviser for any calendar quarter for which there is no Excess Income Amount;

•

100% of the Ordinary Income (as defined below), if any, that exceeds the hurdle amount, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined as the sum of 2.0588% (or 2.1875% in the event of a listing) multiplied by the Company’s NAV at the beginning of each applicable calendar quarter included in the relevant Trailing Twelve Quarters is included in the calculation of the Incentive Fee based on income; and

•

15% (which will be increased to 20% in the event of a listing, from the date of such listing) of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the Incentive Fee based on income.

The amount of the Incentive Fee based on income that will be paid to the Investment Adviser for a particular quarter will equal the excess of the Incentive Fee so calculated minus the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but will not exceed the Incentive Fee Cap (as described below, and will be subject to the limitations set forth in Section 205(b)(3) of the Advisers Act).

The Incentive Fee based on income that is paid to the Investment Adviser for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 15% (which will be increased to 20% in the event of a listing, from the date of such listing) of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

“Ordinary Income” means interest income, dividend income and any other income (including any accrued income that we have not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter minus our operating expenses accrued during the calendar quarter (including the Management Fee, administrative expenses and any interest expense and dividends paid on issued and outstanding preferred stock, but excluding the Incentive Fee).

“Cumulative Net Return” means (x) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss (as defined below), if any, in respect of the relevant Trailing Twelve Quarters.

If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no Incentive Fee based on income to the Investment Adviser for such quarter. If, in any quarter, the Incentive Fee Cap is a positive value but is less than the Incentive Fee based on income that is payable to the Investment Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an Incentive Fee based on income to the Investment Adviser equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the Incentive Fee based on income that is payable to the Investment Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an Incentive Fee based on income to the Investment Adviser equal to the Incentive Fee calculated as described above for such quarter without regard to the Incentive Fee Cap. In certain limited circumstances, an Incentive Fee based on income will be payable to the Investment Adviser although the net income for such quarter did not exceed the hurdle rate or the Incentive Fee will be higher than it would have been if calculated based on the Company’s performance for the applicable quarter without taking into account the Trailing Twelve Quarters.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

ii. Annual Incentive Fee Based on Capital Gains

The portion of Incentive Fee based on capital gains is determined and paid annually in arrears at the end of each calendar year or, in the event of a listing, the date on which such event occurs. At the end of each calendar year (or the occurrence of a listing), the Company will pay the Investment Adviser an Incentive Fee equal to (A) 15% (which will be increased to 20% in the event of a listing, from the date of such listing) of the difference, if positive, of the sum of the Company’s aggregate realized capital gains, if any, computed net of the Company’s aggregate realized capital losses, if any, and the Company’s aggregate unrealized capital depreciation, in each case from the Initial Drawdown Date (or, following the occurrence (if any) of a listing, from the date on which such event occurs) until the end of such calendar year or listing, as applicable, minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to the Investment Adviser from the Initial Drawdown Date (or, following the occurrence (if any) of a listing, from the date on which such event occurs) through the end of such calendar year or listing, as applicable. For the avoidance of doubt, unrealized capital appreciation is excluded from the calculation in clause (A), above.

The Company accrues, but does not pay, a portion of the Incentive Fee based on capital gains with respect to net unrealized appreciation. Under GAAP, the Company is required to accrue an Incentive Fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the accrual for the Incentive Fee based on capital gains, the Company considers the cumulative aggregate unrealized capital appreciation in the calculation, since an Incentive Fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then the Company records a capital gains incentive fee equal to 15% (which will be increased to 20% in the event of a listing, from the date of such listing) of such amount, minus the aggregate amount of actual Incentive Fees based on capital gains paid in all prior periods (or, following the occurrence (if any) of a listing, in all prior periods beginning with the date on which such event occurs). If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future.

For the three and nine months ended September 30, 2019, the Company accrued an Incentive Fee based on income of $3,265 and $14,605, respectively. For the three and nine months ended September 30, 2018, the Company accrued an Incentive Fee based on income of $0 and $0, respectively. As of September 30, 2019, $3,265 remained payable.

For the three and nine months ended September 30, 2019, the Company accrued an Incentive Fee based on capital gains under GAAP of $0 and $0, respectively, for which none were realized. For the three and nine months ended September 30, 2018, the Company accrued an Incentive Fee based on capital gains under GAAP of $(85) and $(77), respectively, for which none were realized.

Administration and Custodian Fees

The Company has entered into an administration agreement with State Street Bank and Trust Company (the “Administrator”) under which the Administrator provides various accounting and administrative services to the Company. The Company pays the Administrator fees for its services as it determines are commercially reasonable in its sole discretion. The Company also reimburses the Administrator for all reasonable expenses. To the extent that the Administrator outsources any of its functions, the Administrator pays any compensation associated with such functions. The Administrator also serves as the Company’s custodian (the “Custodian”).

For the three and nine months ended September 30, 2019, the Company incurred expenses for services provided by the Administrator and the Custodian of $287 and $824, respectively. As of September 30, 2019, $187 remained payable. For the three and nine months ended September 30, 2018, the Company incurred expenses for services provided by the Administrator and the Custodian of $185 and $501, respectively.

Transfer Agent Fees

The Company has entered into a transfer agency agreement (the “Transfer Agency Agreement”), with GS & Co. pursuant to which GS & Co. serves as the Company’s transfer agent (“Transfer Agent”), registrar and disbursing agent. The Company pays the Transfer Agent fees at an annual rate of 0.12% of the average NAV of the Company at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter, the Company’s NAV as of such quarter-end).

For the three and nine months ended September 30, 2019, the Company incurred expenses for services provided by the Transfer Agent of $279 and $812, respectively. As of September 30, 2019, $279 remained payable. For the three and nine months ended September 30, 2018, the Company incurred expenses for services provided by the Transfer Agent of $193 and $500, respectively.

Affiliates

The Company’s investments in affiliates for the nine months ended September 30, 2019 were as follows:

	Fair Value as of December 31, 2018	Gross Additions(2)	Gross Reductions(3)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value as of September 30, 2019	Dividend, Interest and Other Income
Non-Controlled Affiliates
Goldman Sachs Financial Square Government Fund(1)	$–	$159,916	$(159,916)	$–	$–	$–	$37
Accuity Delivery Systems, LLC	19,482	55	–	–	1,440	20,977	1,120
Collaborative Imaging, LLC	14,594	16	–	–	576	15,186	998
Elah Holdings, Inc.	3,163	–	–	–	–	3,163	–

Total Non-Controlled Affiliates	$37,239	$159,987	$(159,916)	$–	$2,016	$39,326	$2,155

(1)	Fund advised by an affiliate of Goldman Sachs.
(2)	Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(3)	Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

The Company’s investments in affiliates for the year ended December 31, 2018 were as follows:

	Fair Value as of December 31, 2017		Gross Additions(2)	Gross Reductions(3)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value as of December 31, 2018	Dividend, Interest and Other Income
Non-Controlled Affiliates
Goldman Sachs Financial Square Government Fund(1)	$–	(4)	$212,620	$(212,620)	$–	$–	$–	$55
Accuity Delivery Systems, LLC	–		18,584	–	–	898	19,482	810
Collaborative Imaging, LLC	–		14,325	–	–	269	14,594	999
Elah Holdings, Inc.	–		3,163	–	–	–	3,163	–

Total Non-Controlled Affiliates	$–	(4)	$248,692	$(212,620)	$–	$1,167	$37,239	$1,864

(1)	Fund advised by an affiliate of Goldman Sachs.
(2)	Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(3)	Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
(4)	Amount rounds to less than $1.

Due to Affiliates

The Investment Adviser paid certain general and administrative expenses, including legal expenses, on behalf of the Company in the ordinary course of business. As of September 30, 2019 and December 31, 2018, there were $306 and $475, respectively, included within accrued expenses and other liabilities paid by the Investment Adviser and its affiliates on behalf of the Company.

Co-investment Activity

In certain circumstances, negotiated co-investments by the Company and other funds managed by the Investment Adviser may be made only pursuant to an order from the SEC permitting the Company to do so. On January 4, 2017, the SEC granted exemptive relief (“Exemptive Relief”) that permits the Company to co-invest with

Goldman Sachs BDC, Inc. (“GS BDC”), Goldman Sachs Private Middle Market Credit LLC (“GS PMMC”), Goldman Sachs Private Middle Market Credit II LLC (“GS PMMC II”) and certain other funds that may be managed by GSAM, including the GSAM Credit Alternatives Team, after the date of the exemptive order, subject to certain conditions including that co-investments are made in a manner consistent with the Company’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the Exemptive Relief, and are allocated fairly among participants. The GSAM Credit Alternatives Team is comprised of investment professionals dedicated to the Company’s investment strategy and other funds that share a similar investment strategy with the Company, who are responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, negotiating and structuring the Company’s investments and monitoring and servicing the Company’s investments, together with investment professionals who are primarily focused on investment strategies in syndicated, liquid credit. Under the terms of the Exemptive Relief, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to the Company and the Company’s stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the then-current investment objectives and strategies of the Company. As a result of the Exemptive Relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolios of GS BDC, GS PMMC, GS PMMC II and/or other funds established by the GSAM Credit Alternatives Team that could avail themselves of the Exemptive Relief.

4. INVESTMENTS

As of the dates indicated, the Company’s investments (excluding an investment in a money market fund, if any, managed by an affiliate of Group Inc.) consisted of the following:

	September 30, 2019		December 31, 2018
Investment Type	Cost	Fair Value	Cost	Fair Value
1st Lien/Senior Secured Debt	$1,129,825	$1,124,800	$646,334	$644,913
1st Lien/Last-Out Unitranche	100,810	100,785	90,483	90,582
2nd Lien/Senior Secured Debt	355,703	340,600	359,039	353,765
Preferred Stock	7,200	9,493	7,200	8,100
Common Stock	11,051	13,634	9,998	9,825
Total Investments	$1,604,589	$1,589,312	$1,113,054	$1,107,185

As of the dates indicated, the industry composition of the Company’s portfolio at fair value and net assets was as follows:

	September 30, 2019		December 31, 2018
Industry	Fair Value	Net Assets	Fair Value	Net Assets
Software	11.8%	20.3%	8.5%	11.5%
Health Care Technology	10.5	18.0	5.6	7.5
Health Care Providers & Services	10.1	17.4	8.6	11.6
Internet Software & Services	9.9	17.1	10.4	14.1
IT Services	6.7	11.4	8.8	11.8
Real Estate Management & Development	6.2	10.6	1.6	2.2
Diversified Financial Services	5.4	9.2	7.5	10.1
Hotels, Restaurants & Leisure	4.1	7.0	1.4	1.9
Media	4.0	6.8	6.0	8.1
Professional Services	3.7	6.4	5.2	7.1
Health Care Equipment & Supplies	3.5	6.0	3.9	5.3
Road & Rail	3.4	5.8	3.9	5.3
Chemicals	3.2	5.4	7.2	9.8
Insurance	2.7	4.7	2.8	3.8

	September 30, 2019		December 31, 2018
Industry	Fair Value	Net Assets	Fair Value	Net Assets
Household Products	2.0	3.4	3.0	4.0
Transportation Infrastructure	2.0	3.4	–	–
Diversified Telecommunication Services	1.9	3.2	2.8	3.8
Internet & Catalog Retail	1.6	2.8	1.7	2.3
Air Freight & Logistics	1.5	2.7	2.2	3.0
Building Products	1.4	2.4	2.1	2.8
Diversified Consumer Services	0.8	1.3	–	–
Beverages	0.7	1.3	1.0	1.4
Auto Components	0.7	1.2	1.0	1.3
Commercial Services & Supplies	0.6	1.1	0.6	0.8
Food Products	0.5	0.9	1.6	2.1
Life Sciences Tools & Services	0.5	0.9	0.7	1.0
Containers & Packaging	0.4	0.6	0.6	0.7
Capital Markets	0.2	0.3	0.3	0.4
Distributors	–	–	1.0	1.3
Total	100.0%	171.6%	100.0%	135.0%

As of the dates indicated, the geographic composition of the Company’s portfolio at fair value was as follows:

Geographic	September 30, 2019	December 31, 2018
United States	95.4%	97.4%
Canada	2.9	–
Ireland	1.7	2.6
Total	100.0%	100.0%

5. FAIR VALUE MEASUREMENT

The fair value of a financial instrument is the amount that would be received to sell an asset or would be paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).

The fair value hierarchy under ASC 820 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

Basis of Fair Value Measurement

Level 1 – Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

Level 2 – Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The types of financial instruments in this category include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3 – Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Note 2 “Significant Accounting Policies” should be read in conjunction with the information outlined below.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 2 Instruments.

Level 2 Instruments	Valuation Techniques and Significant Inputs
Equity and Fixed Income

The types of instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency include commercial paper, most government agency obligations, most corporate debt securities, certain mortgage-backed securities, certain bank loans, less liquid publicly listed equities, certain state and municipal obligations, certain money market instruments and certain loan commitments.

Valuations of Level 2 Equity and Fixed Income instruments can be verified to quoted prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations (e.g. indicative or firm) and the relationship of recent market activity to the prices provided from alternative pricing sources.

Derivative Contracts	OTC derivatives (both centrally cleared and bilateral) are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources with reasonable levels of price transparency. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 3 Instruments.

Level 3 Instruments	Valuation Techniques and Significant Inputs
Bank Loans, Corporate Debt, and Other Debt Obligations	Valuations are generally based on discounted cash flow techniques, for which the significant inputs are the amount and timing of expected future cash flows, market yields and recovery assumptions. The significant inputs are generally determined based on relative value analyses, which incorporate comparisons both to credit default swaps that reference the same underlying credit risk and to other debt instruments for the same issuer for which observable prices or broker quotes are available. Other valuation methodologies are used as appropriate including market comparables, transactions in similar instruments and recovery/liquidation analysis.
Equity

Recent third-party investments or pending transactions are considered to be the best evidence for any change in fair value. When these are not available, the following valuation methodologies are used, as appropriate and available:

•  Transactions in similar instruments;

•  Discounted cash flow techniques;

•  Third party appraisals; and

•  Industry multiples and public comparables.

Evidence includes recent or pending reorganizations (for example, merger proposals, tender offers and debt restructurings) and significant changes in financial metrics, including:

•  Current financial performance as compared to projected performance;

•  Capitalization rates and multiples; and

•  Market yields implied by transactions of similar or related assets.

The tables below present the ranges of significant unobservable inputs used to value the Company’s Level 3 assets and liabilities as of September 30, 2019 and December 31, 2018. These ranges represent the significant unobservable inputs that were used in the valuation of each type of instrument, but they do not represent a range of values for any one instrument. For example, the lowest yield in 1st Lien/Senior Secured Debt is appropriate for valuing that specific debt investment, but may not be appropriate for valuing any other debt investments in this asset class. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 assets and liabilities.

Level 3 Instruments	Level 3 Assets as of September 30, 2019(1)	Significant Unobservable Inputs by Valuation Techniques(2)	Range(3) of Significant Unobservable Inputs (Weighted Average(4)) as of September 30, 2019
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured Debt	Discounted cash flows:
	$861,471	• Discount Rate	6.1% – 12.5% (8.3%)
	1st Lien/Last-Out Unitranche	Discounted cash flows:
	$100,785	• Discount Rate	8.1% – 9.8% (9.5%)
	2nd Lien/Senior Secured Debt	Discounted cash flows:
	$265,954	• Discount Rate	9.5% – 10.8% (10.1%)
Equity	Preferred Stock	Comparable multiples:
	$9,493	• EV/EBITDA(5)	3.6x – 31.0x (19.8x)

Comparable multiples:
		• EV/Revenue	1.1x – 3.4x (1.3x)
	Common Stock	Discounted cash flows:
	$13,634	• Discount Rate	14.7% – 31.1% (24.5%)

Comparable multiples:
		• EV/EBITDA(5)	8.5x – 16.6x (13.8x)

Comparable multiples:
		• EV/Revenue	4.8x – 25.0x (9.5x)

(1)	Included within Level 3 assets of $1,480,219 is an amount of $228,882 for which the Investment Adviser did not develop the unobservable inputs (examples include single source broker quotations, third party pricing, and prior transactions).
(2)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
(3)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.
(4)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(5)	Enterprise value of portfolio company as a multiple of earnings before interest, taxes, depreciation and amortization (“EBITDA”).

Level 3 Instruments	Level 3 Assets as of December 31, 2018(1)	Significant Unobservable Inputs by Valuation Techniques(2)	Range(3) of Significant Unobservable Inputs (Weighted Average(4)) as of December 31, 2018
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured Debt	Discounted cash flows:
	$499,548	• Discount Rate	8.4% – 13.0% (9.9%)
	1st Lien/Last-Out Unitranche	Discounted cash flows:
	$90,582	• Discount Rate	9.3% – 10.9% (10.6%)
	2nd Lien/Senior Secured Debt	Discounted cash flows:
	$227,093	• Discount Rate	10.8% – 16.5% (11.5%)
Equity	Preferred Stock	Comparable multiples:
	$5,400	• EV/EBITDA(5)	4.0x – 27.6x (18.9x)
	Common Stock	Discounted cash flows:
	$6,750	• Discount Rate	14.6% – 31.0% (24.5%)

Comparable multiples:
		• EV/EBITDA(5)	8.4x – 13.0x (11.7x)

(1)	Included within Level 3 assets of $1,053,536 is an amount of $224,163 for which the Investment Adviser did not develop the unobservable inputs (examples include single source broker quotations, third party pricing, and prior transactions).
(2)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
(3)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.
(4)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(5)	Enterprise value of portfolio company as a multiple of EBITDA.

As noted above, the income and market approaches were used in the determination of fair value of certain Level 3 assets as of September 30, 2019 and December 31, 2018. The significant unobservable inputs used in the income approach are the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. An increase in the discount rate or market yield would result in a decrease in the fair value. Included in the consideration and selection of discount rates is risk of default, rating of the investment, call provisions and comparable company investments. The significant unobservable inputs used in the market approach are based on market comparable transactions and market multiples of publicly traded comparable companies. Increases or decreases in market comparable transactions or market multiples would result in an increase or decrease, respectively, in the fair value.

The following is a summary of the Company’s assets categorized within the fair value hierarchy as of September 30, 2019:

Investments – Assets	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured Debt	$–	$34,447	$1,090,353	$1,124,800
1st Lien/Last-Out Unitranche	–	–	100,785	100,785
2nd Lien/Senior Secured Debt	–	74,646	265,954	340,600
Preferred Stock	–	–	9,493	9,493
Common Stock	–	–	13,634	13,634

Total	$–	$109,093	$1,480,219	$1,589,312

Derivatives	Level 1	Level 2	Level 3	Total
Foreign currency forward contracts (asset)(1)	$–	$245	$–	$245

Total	$–	$245	$–	$245

(1)	Amounts disclosed represent the unrealized appreciation on the foreign currency forward contracts.

The following is a summary of the Company’s assets categorized within the fair value hierarchy as of December 31, 2018:

Investments – Assets	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured Debt	$–	$–	$644,913	$644,913
1st Lien/Last-Out Unitranche	–	–	90,582	90,582
2nd Lien/Senior Secured Debt	–	53,649	300,116	353,765
Preferred Stock	–	–	8,100	8,100
Common Stock	–	–	9,825	9,825

Total	$–	$53,649	$1,053,536	$1,107,185

Derivatives	Level 1	Level 2	Level 3	Total
Foreign currency forward contracts (asset)(1)	$–	$122	$–	$122

Total	$–	$122	$–	$122

(1)	Amounts disclosed represent the unrealized appreciation on the foreign currency forward contracts.

The following is a reconciliation of Level 3 assets for the nine months ended September 30, 2019:

Level 3	Beginning Balance as of January 1, 2019	Purchases(1)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(2)	Sales and Settlements(1)	Net Amortization of Premium/ Discount	Transfers In	Transfers Out	Ending Balance as of September 30, 2019
1st Lien/Senior Secured Debt	$644,913	$559,371	$(21)	$(3,437)	$(114,031)	$3,558	$–	$–	$1,090,353
1st Lien/Last-Out Unitranche	90,582	10,294	–	(124)	(339)	372	–	–	100,785
2nd Lien/Senior Secured Debt	300,116	24,522	(10,553)	1,181	(32,795)	987	–	(17,504)	265,954
Preferred Stock	8,100	–	–	1,393	–	–	–	–	9,493
Common Stock	9,825	1,054	–	2,755	–	–	–	–	13,634

Total assets	$1,053,536	$595,241	$(10,574)	$1,768	$(147,165)	$4,917	$–	$(17,504)	$1,480,219

(1)	Purchases may include PIK and securities received in corporate actions and restructurings. Sales and Settlements may include securities delivered in corporate actions and restructuring of investments.
(2)	Change in unrealized appreciation (depreciation) relating to assets still held at September 30, 2019 totaled $227 consisting of the following: 1st Lien/Senior Secured Debt $(2,981), 1st Lien/Last-Out Unitranche $(124), 2nd Lien/Senior Secured Debt $(816), Preferred Stock $1,393 and Common Stock $2,755.

The following is a reconciliation of Level 3 assets for the nine months ended September 30, 2018:

Level 3	Beginning Balance as of January 1, 2018	Purchases(1)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(2)	Sales and Settlements(1)	Net Amortization of Premium/ Discount	Transfers In	Transfers Out	Ending Balance as of September 30, 2018
1st Lien/Senior Secured Debt	$199,464	$331,171	$(6)	$(126)	$(13,696)	$816	$–	$–	$517,623
1st Lien/Last-Out Unitranche	37,138	74,740	–	(151)	(22,026)	763	–	–	90,464
2nd Lien/Senior Secured Debt	226,781	104,731	–	(696)	(8,370)	601	26,322	–	349,369
Preferred Stock	–	4,500	–	450	–	–	–	–	4,950
Common Stock	2,070	4,963	1,291	290	(1,791)	–	–	–	6,823

Total assets	$465,453	$520,105	$1,285	$(233)	$(45,883)	$2,180	$26,322	$–	$969,229

(1)	Purchases may include PIK and securities received in corporate actions and restructurings. Sales and Settlements may include securities delivered in corporate actions and restructuring of investments.
(2)	Change in unrealized appreciation (depreciation) relating to assets still held at September 30, 2018 totaled $(44), consisting of the following: 1st Lien/Senior Secured Debt $(126), 1st Lien/Last-Out Unitranche $(20), 2nd Lien/Senior Secured Debt $(638), Preferred Stock $450 and Common Stock $290.

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. For the nine months ended September 30, 2019, transfers from Level 3 to Level 2 were primarily due to increased price transparency. For the nine months ended September 30, 2018, transfers from Level 2 to Level 3 were primarily due to decreased price transparency.

Debt Not Carried at Fair Value

The fair value of the Company’s debt, which would have been categorized as Level 3 within the fair value hierarchy as of September 30, 2019 and December 31, 2018, approximates its carrying value.

6. DEBT

In accordance with the Investment Company Act, with certain exceptions, the Company is currently allowed to borrow amounts such that its asset coverage ratio, as defined in the Investment Company Act, is at least 200% after such borrowing (or 150% if certain requirements are met). As of September 30, 2019 and December 31, 2018, the Company’s asset coverage ratio based on the aggregate amount outstanding of senior securities was 244% and 381%, respectively.

The Company’s outstanding debt as of September 30, 2019 and December 31, 2018 was as follows:

	As of
	September 30, 2019			December 31, 2018
	Aggregate Borrowing Amount Committed	Amount Available	Carrying Value(3)	Aggregate Borrowing Amount Committed	Amount Available	Carrying Value(3)
SunTrust Revolving Credit Facility(1)(2)	$850,000	$210,186	$639,563	$600,000	$314,401	$286,189

Total Debt	$850,000	$210,186	$639,563	$600,000	$314,401	$286,189

(1)	The Company may borrow amounts in USD or certain other permitted currencies. As of September 30, 2019, the Company had outstanding borrowings denominated in USD of $587,300 and in Euros (EUR) of EUR 47,950. As of December 31, 2018, the Company had outstanding borrowings denominated in USD of $231,250 and in Euros (EUR) of EUR 47,950.
(2)	Provides, under certain circumstances, a total borrowing capacity of $900,000.
(3)	Debt outstanding denominated in currencies other than USD have been converted to USD using the applicable foreign currency exchange rate as of September 30, 2019 and December 31, 2018.

The combined weighted average interest rate of the aggregate borrowings outstanding for the nine months ended September 30, 2019 and for the year ended December 31, 2018 were 4.40% and 4.20%, respectively.

SunTrust Revolving Credit Facility

On September 11, 2017, the Company entered into the SunTrust Revolving Credit Facility with various lenders. SunTrust Bank serves as administrative agent and Bank of America, N.A. serves as syndication agent. The Company amended the SunTrust Revolving Credit Facility on September 17, 2018 and July 10, 2019.

The SunTrust Revolving Credit Facility is a multicurrency facility, and as of September 30, 2019, total commitments under the SunTrust Revolving Credit Facility were $850,000. The accordion feature of the SunTrust Revolving Credit Facility allows the Company, subject to the satisfaction of various conditions, to bring total commitments under the SunTrust Revolving Credit Facility to $900,000.

Borrowings under the SunTrust Revolving Credit Facility, including amounts drawn in respect of letters of credit, bear interest (at the Company’s election) of either the Adjusted LIBO Rate (as defined in the SunTrust Revolving Credit Facility) plus the Applicable Margin (as defined in the SunTrust Revolving Credit Facility) or the Applicable Margin plus the higher of the Prime Rate (as defined in the SunTrust Revolving Credit Facility), Federal Funds Effective Rate (as defined in the SunTrust Revolving Credit Facility) plus 0.5% or overnight London Interbank Offered Rate (“LIBOR”) plus 1.0%. Interest is payable quarterly in arrears or as defined in the SunTrust Revolving Credit Facility. The Company pays a fee of 0.375% per annum on committed but undrawn amounts under the SunTrust Revolving Credit Facility, payable quarterly in arrears. Any amounts borrowed under the SunTrust Revolving Credit Facility will mature, and all accrued and unpaid interest will be due and payable, on September 13, 2021.

The SunTrust Revolving Credit Facility may be guaranteed by certain of the Company’s subsidiaries that are formed or acquired by the Company in the future (collectively, the “Guarantors”). Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The Company’s obligations to the lenders under the SunTrust Revolving Credit Facility are secured by a first priority security interest in substantially all of the Company’s portfolio of investments and cash, with certain exceptions. The SunTrust Revolving Credit Facility contains certain customary covenants, including: (i) maintaining a minimum shareholder’s equity, (ii) maintaining an asset coverage ratio of at least 2 to 1, (iii) maintaining a minimum liquidity test of at least 15% of the “covered debt amount” during any period when the “adjusted covered debt balance” is greater than 85% of the “adjusted borrowing base,” as such quoted terms are defined in the SunTrust Revolving Credit Facility and (iv) restrictions on industry concentrations in the Company’s investment portfolio.

The SunTrust Revolving Credit Facility also includes customary representations and warranties, conditions precedent to funding of draws and events of default (including a change in control event of default trigger).

Costs of $5,196 were incurred in connection with obtaining and amending the SunTrust Revolving Credit Facility and exercising its right under the accordion feature, which have been recorded as deferred financing costs on the Consolidated Statements of Assets and Liabilities and are being amortized over the life of the SunTrust Revolving Credit Facility using the straight-line method. As of September 30, 2019 and December 31, 2018, deferred financing costs were $3,005 and $3,233, respectively.

The summary information of the SunTrust Revolving Credit Facility for the three and nine months ended September 30, 2019 and 2018 is as follows:

	For the Three Months Ended September 30, 2019	For the Three Months Ended September 30, 2018	For the Nine Months Ended September 30, 2019	For the Nine Months Ended September 30, 2018
Borrowing interest expense	$6,399	$2,950	$14,810	$5,268
Facility fees	228	187	685	629
Amortization of financing costs	374	256	974	680

Total	$7,001	$3,393	$16,469	$6,577

Weighted average interest rate	4.34%	4.21%	4.40%	4.17%
Average outstanding balance	$584,493	$278,343	$450,012	$168,956

7. DERIVATIVES

The Company enters into foreign currency forward contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies.

In order to better define its contractual rights and to secure rights that will help the Company mitigate its counterparty risk, the Company may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Company and a counterparty that governs OTC derivatives, including foreign currency forward contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Company and cash collateral received from the counterparty, if any, is included in the Consolidated Statements of Assets and Liabilities as due to/due from a broker. The Company minimizes counterparty credit risk by only entering into agreements with counterparties that they believe to be in good standing and by monitoring the financial stability of those counterparties.

For the three and nine months ended September 30, 2019, the Company’s average USD notional exposure to foreign currency forward contracts was $2,963 and $3,855, respectively. For the period from August 8, 2018 to September 30, 2018, the Company’s average USD notional exposure to foreign currency forward contracts was $3,334. The Company did not hold any derivative instruments prior to August 8, 2018.

The following table sets forth the Company’s net exposure to foreign currency forward contracts that are subject to ISDA Master Agreements or similar agreements as of September 30, 2019.

Counterparty	Gross Amount of Assets on the Consolidated Statements of Assets and Liabilities	Gross Amount of (Liabilities) on the Consolidated Statements of Assets and Liabilities	Net Amount of Assets or (Liabilities) Presented on the Consolidated Statements of Assets and Liabilities	Collateral (Received) Pledged(1)	Net Amounts(2)
Bank of America, N.A.	$245	$–	$245	$–	$245

Total	$245	$–	$245	$–	$245

(1)	Amount excludes excess cash collateral paid.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual setoff rights under the agreement. Net amount excludes any over-collateralized amounts.

The following table sets forth the Company’s net exposure to foreign currency forward contracts that are subject to ISDA Master Agreements or similar agreements as of December 31, 2018.

Counterparty	Gross Amount of Assets on the Consolidated Statements of Assets and Liabilities	Gross Amount of (Liabilities) on the Consolidated Statements of Assets and Liabilities	Net Amount of Assets or (Liabilities) Presented on the Consolidated Statements of Assets and Liabilities	Collateral (Received) Pledged(1)	Net Amounts(2)
Bank of America, N.A.	$122	$–	$122	$–	$122

Total	$122	$–	$122	$–	$122

(1)	Amount excludes excess cash collateral paid.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual setoff rights under the agreement. Net amount excludes any over-collateralized amounts.

The effect of transactions in derivative instruments to the Consolidated Statements of Operations during the three and nine months ended September 30, 2019 and 2018 was as follows:

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Net realized gain (loss) on foreign currency forward contracts	$53	$–	$65	$–
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	78	3	123	3
Total net realized and unrealized gains (losses) on foreign currency forward contracts	$131	$3	$188	$3

8. COMMITMENTS AND CONTINGENCIES

Capital Commitments

The Company had aggregate capital commitments and undrawn capital commitments from investors as follows as of the dates indicated:

	September 30, 2019			December 31, 2018
	Capital Commitments	Unfunded Capital Commitments	% of Capital Commitments Funded	Capital Commitments	Unfunded Capital Commitments	% of Capital Commitments Funded
Common Stock	$1,034,998	$82,878	92%	$1,035,043	$207,078	80%

Portfolio Company Commitments

The Company may enter into investment commitments to fund investments through signed commitment letters which in certain circumstances may be disclosed by the Company. In many circumstances, borrower acceptance and final terms are subject to transaction-related contingencies. These are disclosed as commitments upon execution of a final agreement to fund investments. As of September 30, 2019, the Company believed that it had adequate financial resources to satisfy its unfunded commitments. The Company had the following unfunded commitments by investment types as of the dates indicated:

	September 30, 2019			December 31, 2018
	Commitment Expiration Date(1)	Unfunded Commitment(2)	Fair Value(3)	Commitment Expiration Date(1)	Unfunded Commitment(2)	Fair Value(3)
1st Lien/Senior Secured Debt
Picture Head Midco LLC	–	$–	$–	3/31/2019	$3,620	$(72)
VRC Companies, LLC	–	–	–	9/27/2019	1,238	(12)
SPay, Inc.	–	–	–	6/15/2020	8,069	(204)
Diligent Corporation	–	–	–	8/3/2020	354	(4)
Gastro Health Holdco, LLC	–	–	–	9/4/2020	7,146	(144)
Datto, Inc.	–	–	–	12/7/2022	3,529	(26)
Picture Head Midco LLC	–	–	–	8/31/2023	2,509	(51)
Apptio, Inc.	–	–	–	1/10/2025	37,161	–
Mailgun Technologies, Inc.	12/10/2019	4,022	–	–	–	–
Gastro Health Holdco, LLC	4/13/2020	6,933	(121)	–	–	–
Businessolver.com, Inc.	5/15/2020	1,278	(22)	5/15/2020	3,350	(68)
Hygiena Borrower LLC	6/29/2020	814	(16)	6/29/2020	808	(16)
Convene 237 Park Avenue, LLC	8/30/2020	9,120	(91)	–	–	–
Diligent Corporation	12/19/2020	8,544	(85)	12/19/2020	13,670	(171)
Pathway Vet Alliance LLC	12/21/2020	557	(6)	–	–	–
Brillio, LLC	2/6/2021	2,200	(22)	–	–	–
FWR Holding Corporation	2/28/2021	3,040	(30)	–	–	–
CorePower Yoga, LLC	5/14/2021	2,692	(40)	–	–	–
CFS Management, LLC	7/1/2021	2,067	(21)
Associations, Inc.	7/30/2021	1,768	(18)	7/30/2021	2,696	(27)
The Center for Orthopedic and Research Excellence, Inc.	8/15/2021	6,768	(59)	–	–	–
WebPT, Inc.	8/28/2021	1,867	(19)	–	–	–
Gastro Health Holdco, LLC	9/13/2021	7,200	(126)	–	–	–
Elemica Parent, Inc.	9/18/2021	830	(10)	–	–	–
Bullhorn, Inc.	10/1/2021	1,311	–	–	–	–
Netvoyage Corporation	3/24/2022	610	(8)	3/24/2022	610	(8)
VRC Companies, LLC	3/31/2022	83	(1)	3/31/2022	122	(1)
Diligent Corporation	4/14/2022	216	(2)	4/14/2022	1,080	(14)
Continuum Managed Services LLC	6/8/2022	2,000	–	6/8/2022	2,000	(40)
DDS USA Holding, Inc.	6/30/2022	1,533	(8)	6/30/2022	1,533	(12)
Xactly Corporation	7/29/2022	2,177	(27)	7/29/2022	2,177	(33)
Hygiena Borrower LLC	8/26/2022	550	(11)	8/26/2022	550	(11)
Lithium Technologies, Inc.	10/3/2022	2,758	(48)	10/3/2022	3,448	(69)
Bullhorn, Inc.	11/21/2022	899	–	–	–	–
Businessolver.com, Inc.	5/15/2023	2,932	(51)	5/15/2023	2,256	(45)
Integral Ad Science, Inc.	7/19/2023	2,586	(45)	7/19/2023	2,586	(52)
FWR Holding Corporation	8/21/2023	1,129	(11)	8/21/2023	941	(19)
Gastro Health Holdco, LLC	9/4/2023	2,900	(51)	9/4/2023	2,900	(58)
Empirix, Inc.	9/25/2023	1,800	(85)	9/25/2023	1,800	(32)
SPay, Inc.	6/17/2024	543	(18)	6/17/2024	435	(11)
Associations, Inc.	7/30/2024	836	(8)	7/30/2024	836	(8)
WebPT, Inc.	8/28/2024	1,556	(31)	–	–	–
Fenergo Finance 3 Limited	9/5/2024	2,398	(183)	9/5/2024	2,521	(87)
Fenergo Finance 3 Limited	9/5/2024	1,683	(17)	9/5/2024	1,683	(34)
iCIMS, Inc.	9/12/2024	2,662	(47)	9/12/2024	2,662	(53)
MMIT Holdings, LLC	11/15/2024	4,525	(79)	11/15/2024	3,620	(72)
Wrike, Inc.	12/31/2024	2,300	(46)	12/31/2024	2,300	(46)
Apptio, Inc.	1/10/2025	3,160	(63)	1/10/2025	3,097	–
Mailgun Technologies, Inc.	3/26/2025	2,230	(45)	–	–	–
Internet Truckstop Group, LLC	4/2/2025	2,600	(65)	–	–	–
PlanSource Holdings, Inc.	4/22/2025	4,681	(94)	–	–	–
CorePower Yoga LLC	5/14/2025	1,010	(15)	–	–	–
Wolfpack IP Co.	6/13/2025	4,722	(94)	–	–	–

	September 30, 2019			December 31, 2018
	Commitment Expiration Date(1)	Unfunded Commitment(2)	Fair Value(3)	Commitment Expiration Date(1)	Unfunded Commitment(2)	Fair Value(3)
Riverpoint Medical, LLC	6/21/2025	$2,450	$(24)	–	$–	$–
HS4 AcquisitionCo, Inc.	7/9/2025	2,805	(56)	–	–	–
WorkForce Software, LLC	7/31/2025	1,123	(22)	–	–	–
The Center for Orthopedic and Research Excellence, Inc.	8/15/2025	2,301	(40)	–	–	–
Elemica Parent, Inc.	9/18/2025	385	(10)	–	–	–
Bullhorn, Inc.	10/1/2025	787	–	–	–	–

Total 1st Lien/Senior Secured Debt		$127,941	$(1,991)		$123,307	$(1,500)

1st Lien/Last-Out Unitranche
Intelligent Document Solutions, Inc.	–	$–	$–	2/28/2020	$7,880	$(236)

Total 1st Lien/Last-Out Unitranche		$–	$–		$7,880	$(236)

2nd Lien/Senior Secured Debt
RSC Acquisition, Inc.	–	$–	$–	3/5/2020	$6,100	$(61)
USRP Holdings, Inc.	3/29/2020	816	(8)	3/29/2020	816	(10)
Chase Industries, Inc.	5/11/2020	6,100	(381)	5/11/2020	6,100	(198)
Hygiena Borrower LLC	6/29/2020	831	(15)	6/29/2020	823	(15)
Genesis Acquisition Co.	7/31/2020	2,500	(63)	7/31/2020	2,469	(69)

Total 2nd Lien/Senior Secured Debt		$10,247	$(467)		$16,308	$(353)

Total		$138,188	$(2,458)		$147,495	$(2,089)

(1)	Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.
(2)	Unfunded commitments denominated in currencies other than U.S. dollars have been converted to U.S. dollars using the applicable foreign currency exchange rate as of September 30, 2019 and December 31, 2018.
(3)	The fair value is reflected as investments, at fair value on the Consolidated Statements of Assets and Liabilities.

Contingencies

In the normal course of business, the Company enters into contracts that provide a variety of general indemnifications. Any exposure to the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

9. NET ASSETS

Capital Drawdowns

The following table summarizes the total shares issued and proceeds received related to capital drawdowns delivered pursuant to the Subscription Agreements for the nine months ended September 30, 2019:

Share Issue Date	Shares Issued	Proceeds Received
March 25, 2019	4,286,182	$82,610
June 27, 2019	2,179,196	41,545

Total capital drawdowns	6,465,378	$124,155

The following table summarizes the total shares issued and proceeds received related to capital drawdowns delivered pursuant to the Subscription Agreements for the nine months ended September 30, 2018:

Share Issue Date	Shares Issued	Proceeds Received
March 26, 2018	2,700,602	$51,856
June 25, 2018	2,689,865	51,620
September 27, 2018	8,011,747	154,825

Total capital drawdowns	13,402,214	$258,301

Distributions

The following table reflects the distributions declared on shares of the Company’s common stock for the nine months ended September 30, 2019:

Date Declared	Record Date	Payment Date	Amount Per Share
February 28, 2019	March 15, 2019	April 30, 2019	$0.43
May 9, 2019	June 14, 2019	July 31, 2019	$0.43
August 8, 2019	September 13, 2019	October 31, 2019	$0.43

The following table reflects the distributions declared on shares of the Company’s common stock for the nine months ended September 30, 2018:

Date Declared	Record Date	Payment Date	Amount Per Share
March 1, 2018	March 15, 2018	April 30, 2018	$0.43
May 3, 2018	June 15, 2018	July 31, 2018	$0.43
August 2, 2018	September 14, 2018	October 31, 2018	$0.43

10. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted earnings per share for the three and nine months ended September 30, 2019 and 2018:

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Numerator for basic and diluted earnings per share—increase in net assets resulting from operations	$18,500	$14,732	$41,749	$38,362
Denominator for basic and diluted earnings per share—weighted average shares outstanding	49,470,258	29,987,263	46,754,248	27,201,088
Basic and diluted earnings per share	$0.37	$0.49	$0.89	$1.41

Diluted earnings per share equal basic earnings per share because there were no common share equivalents outstanding during the period presented.

11. FINANCIAL HIGHLIGHTS

Below is the schedule of financial highlights of the Company for the nine months ended September 30, 2019 and 2018:

	For the Nine Months Ended September 30, 2019	For the Nine Months Ended September 30, 2018
Per Share Data:(1)
NAV, beginning of period	$19.07	$18.89
Net investment income	1.27	1.44
Net realized and unrealized gains (losses)(2)	(0.32)	0.10
Income tax provision, realized and unrealized gains	(0.01)	(0.02)

Net increase (decrease) in net assets resulting from operations(2)	0.94	1.52
Distributions declared from net investment income(3)	(1.29)	(1.29)

Total increase (decrease) in net assets	(0.35)	0.23

NAV, end of period	$18.72	$19.12

Shares outstanding, end of period	49,470,258	37,650,673
Weighted average shares outstanding	46,754,248	27,201,088
Total return based on NAV(4)	4.93%	8.05%

	For the Nine Months Ended September 30, 2019	For the Nine Months Ended September 30, 2018

Ratio/Supplemental Data (all amounts in thousands except ratios):
Net assets, end of period	$925,959	$720,031
Ratio of net expenses to average net assets(5)	6.85%	4.09%
Ratio of expenses (without incentive fees and interest and other debt expenses) to average net assets(5)	2.13%	2.40%
Ratio of interest and other debt expenses to average net assets(5)	2.50%	1.70%
Ratio of incentive fees to average net assets(6)	2.22%	(0.01)%
Ratio of total expenses to average net assets(5)	6.85%	4.09%
Ratio of net investment income to average net assets(5)	9.04%	10.19%
Average debt outstanding	$450,012	$168,956
Average debt per share(7)	$9.63	$6.21
Portfolio turnover	11%	6%

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.
(2)	The amount shown may not correspond with the aggregate amount for the period as it includes the effect of the timing of the distribution.
(3)	The per share data for distributions declared reflects the actual amount of distributions declared per share for the applicable period.
(4)	Total return based on NAV is calculated as the change in NAV per share during the period plus dividends declared per share, divided by the beginning NAV per share.
(5)	Annualized except for certain operating expenses.
(6)	Annualized.
(7)	Average debt per share is calculated as average debt outstanding divided by the weighted average shares outstanding during the applicable period.

12. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated through the date the unaudited consolidated financial statements were issued. Other than the items discussed below, the Company has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

On November 7, 2019, the Board of Directors declared a distribution of $0.43 per share payable on January 23, 2020 to stockholders of record as of December 13, 2019.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Goldman Sachs Middle Market Lending Corp.

Opinions on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Goldman Sachs Middle Market Lending Corp. and its subsidiaries (the “Company”) as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations, changes in its net assets and its cash flows for the year ended December 31, 2018 and for the period January 11, 2017 (commencement of operations) to December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 and 2017 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 1, 2019

We have served as the auditor of one or more investment companies in the following group of business development companies

since 2012 - Goldman Sachs Middle Market Lending Corp.,

Goldman Sachs Private Middle Market Credit LLC,

and Goldman Sachs BDC, Inc.

Goldman Sachs Middle Market Lending Corp.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

	December 31, 2018	December 31, 2017
Assets
Investments, at fair value
Non-controlled/non-affiliated investments (cost of $1,076,982 and $521,524, respectively)	$1,069,946	$522,046
Non-controlled affiliated investments (cost of $36,072 and $–, respectively)	37,239	–
Investments in affiliated money market fund (cost of $– and $–(1), respectively)	–	–	(1)
Cash	15,010	3,537
Unrealized appreciation on foreign currency forward contracts	122	–
Interest and dividends receivable from non-controlled/affiliated investments and non-controlled/non-affiliated investments	5,977	3,636
Deferred financing costs	3,233	2,860
Deferred offering costs	–	39
Receivable for investments sold	66	–
Other assets	355	11

Total assets	$1,131,948	$532,129

Liabilities
Debt	$286,189	$62,000
Interest and other debt expenses payable	727	312
Management fees payable	2,899	1,552
Incentive fees payable	3,512	77
Distribution payable	16,190	9,272
Accrued offering costs	–	18
Accrued expenses and other liabilities	2,277	770

Total liabilities	$311,794	$74,001

Commitments and Contingencies (Note 8)

Net Assets
Preferred stock, par value $0.001 per share (1,000,000 shares authorized, no shares issued and outstanding)	$–	$–
Common stock, par value $0.001 per share (200,000,000 shares authorized, 43,004,880 and 24,248,459 shares issued and outstanding as of December 31, 2018 and December 31, 2017, respectively)	43	24
Paid-in capital in excess of par	827,483	464,460
Distributable earnings	(7,372)	(6,356)

TOTAL NET ASSETS	$820,154	$458,128

TOTAL LIABILITIES AND NET ASSETS	$1,131,948	$532,129

Net asset value per share	$19.07	$18.89

(1)	Amount rounds to less than $1.

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	For the Year Ended December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Investment Income:
From non-controlled/non-affiliated investments:
Interest income	$80,932	$19,583
Other income	1,438	205

Total investment income from non-controlled/non-affiliated investments	82,370	19,788
From non-controlled affiliated investments:
Interest income	1,661	–
Dividend income	186	57
Other income	17	–

Total investment income from non-controlled affiliated investments	1,864	57

Total investment income	$84,234	$19,845

Expenses:
Interest and other debt expenses	$10,856	$2,167
Management fees	9,147	3,494
Incentive fees	3,435	77
Offering costs	41	1,380
Professional fees	1,697	1,015
Administration, custodian and transfer agent fees	1,506	669
Directors’ fees	452	655
Organization expenses	–	450
Other expenses	1,177	627

Total expenses	$28,311	$10,534

Management fees waiver	$–	$(203)

Net expenses	$28,311	$10,331

NET INVESTMENT INCOME (LOSS) BEFORE TAXES	$55,923	$9,514

Income tax expense, including excise tax	$4	$–

NET INVESTMENT INCOME (LOSS) AFTER TAXES	$55,919	$9,514

Net realized and unrealized gains (losses):
Net realized gain (loss) from:
Non-controlled/non-affiliated investments	$1,267	$(7)
Foreign currency forward contracts	1	–
Foreign currency transactions	(258)	–
Net change in unrealized appreciation (depreciation) from:
Non-controlled/non-affiliated investments	(7,558)	522
Non-controlled affiliated investments	1,167	–
Foreign currency forward contracts	122	–
Foreign currency translations	978	–

Net realized and unrealized gains (losses)	$(4,281)	$515

(Provision) benefit for taxes on realized gain/loss on investments	$(372)	$–
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	(387)	–

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$50,879	$10,029

Net investment income (loss) per share (basic and diluted)	$1.87	$0.89
Earnings (loss) per share (basic and diluted)	$1.70	$0.93
Weighted average shares outstanding	29,908,301	10,739,306

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Statements of Changes in Net Assets

(in thousands, except share and per share amounts)

	For the Year Ended December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$55,919	$9,514
Net realized gain (loss)	1,010	(7)
Net change in unrealized appreciation (depreciation)	(5,291)	522
(Provision) benefit for taxes on realized gain/loss on investments	(372)	–
(Provision) benefit for taxes on unrealized appreciation/depreciation on investments	(387)	–

Net increase (decrease) in net assets resulting from operations	$50,879	$10,029

Distributions to stockholders from:
Distributable earnings	$(50,949)	$(17,770)

Total distributions to stockholders	$(50,949)	$(17,770)

Capital transactions:
Issuance of common shares (18,756,421 and 24,248,459 shares, respectively)	$362,096	$465,869

Net increase (decrease) in net assets resulting from capital transactions	$362,096	$465,869

TOTAL INCREASE (DECREASE) IN NET ASSETS	$362,026	$458,128

Net assets at beginning of period	$458,128	$–

Net assets at end of period	$820,154	$458,128

Distributions declared per share	$1.72	$1.29

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Statements of Cash Flows

(in thousands, except share and per share amounts)

	For the Year Ended December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations:	$50,879	$10,029
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments	(675,770)	(536,486)
Payment-in-kind interest capitalized	(287)	–
Investments in affiliated money market fund, net	– (1)	– (1)
Proceeds from sales of investments and principal repayments	89,418	15,526
Net realized (gain) loss on investments	(1,267)	7
Net change in unrealized (appreciation) depreciation on investments	6,391	(522)
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts and transactions	(123)	–
Amortization of premium and accretion of discount, net	(3,624)	(571)
Amortization of deferred financing costs	983	947
Amortization of deferred offering costs	41	1,380
Increase (decrease) in operating assets and liabilities:
(Increase) decrease in interest and dividends receivable	(2,341)	(3,636)
(Increase) decrease in receivable for investments sold	(66)	–
(Increase) decrease in other assets	(344)	(11)
Increase (decrease) in interest and other debt expense payable	415	312
Increase (decrease) in management fees payable	1,347	1,552
Increase (decrease) in incentive fees payable	3,435	77
Increase (decrease) in accrued expenses and other liabilities	1,507	770

Net cash provided by (used for) operating activities	$(529,406)	$(510,626)

Cash flows from financing activities:
Proceeds from issuance of common stock	$362,096	$465,869
Offering costs paid	(20)	(1,401)
Distributions paid	(44,031)	(8,498)
Borrowings on debt	576,189	325,000
Repayments of debt	(352,000)	(263,000)
Financing costs paid	(1,356)	(3,807)

Net cash provided by (used for) financing activities	$540,878	$514,163

Net increase (decrease) in cash	11,472	3,537
Effect of foreign exchange rate changes on cash and cash equivalents	1	–
Cash, beginning of period	3,537	–

Cash, end of period	$15,010	$3,537

Supplemental and non-cash financing activities
Interest expense paid	$8,586	$539
Accrued but unpaid offering costs	$–	$18
Accrued but unpaid distributions	$16,190	$9,272
Accrued but unpaid excise tax expense	$8	$–
Exchange of investments	$994	$–

(1)	Amount rounds to less than $1.

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate(+)	Reference Rate and Spread(+)	Maturity	Par Amount(++)	Cost	Fair Value
Investments at Fair Value – 135.00% #
Corporate Debt (1) – 132.81%
1st Lien/Senior Secured Debt – 78.63%
Accuity Delivery Systems, LLC^ (2) (3)	Health Care Providers & Services	9.78%	L + 7.00%; 1.00% Floor	06/13/2023	$14,480	$14,084	$14,082
Apptio, Inc.(2) (4)	IT Services		L + 7.25%; 1.00% Floor	1/10/2025	37,920	—	—
Apptio, Inc.(2) (4)	IT Services		L + 7.25%; 1.00% Floor	1/10/2025	3,160	—	—
Associations, Inc.(2) (3)	Real Estate Management & Development	9.40%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	16,796	16,598	16,628
Associations, Inc.(2) (3) (4)	Real Estate Management & Development	9.40%	L + 7.00% (incl. 3.00% PIK); 1.00% Floor	07/30/2024	4,186	1,441	1,448
Associations, Inc.(2) (3) (4) (5)	Real Estate Management & Development		L + 4.00%; 1.00% Floor	07/30/2024	836	(10)	(8)
Bullhorn, Inc.(2) (3)	Internet Software & Services	9.40%	L + 6.75%; 1.00% Floor	11/21/2022	17,208	17,064	17,079
Bullhorn, Inc.(2) (3)	Internet Software & Services	9.40%	L + 6.75%; 1.00% Floor	11/21/2022	4,553	4,516	4,519
Bullhorn, Inc.(2) (3)	Internet Software & Services	9.33%	L + 6.75%; 1.00% Floor	11/21/2022	899	885	892
Businessolver.com, Inc.(2) (3)	Health Care Technology	10.12%	L + 7.50%; 1.00% Floor	05/15/2023	30,076	29,535	29,474
Businessolver.com, Inc.(2) (3) (4)	Health Care Technology	12.00%	P + 6.50%; 2.00% Floor	05/15/2023	3,760	1,438	1,429
Businessolver.com, Inc.(2) (3) (4)	Health Care Technology	10.12%	L + 7.50%; 1.00% Floor	05/15/2023	4,511	1,078	1,038
Collaborative Imaging, LLC^^^ (2) (3)	Health Care Providers & Services	9.03%	L + 6.50%; 1.00% Floor	03/28/2025	12,700	12,525	12,446
Continuum Managed Services LLC(2) (3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	19,198	18,779	18,814
Continuum Managed Services LLC(2) (3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	5,520	5,410	5,410
Continuum Managed Services LLC(2) (3)	IT Services	8.53%	L + 6.00%; 1.00% Floor	06/08/2023	1,626	1,593	1,593
Continuum Managed Services LLC(2) (3) (4) (5)	IT Services		L + 6.00%; 1.00% Floor	06/08/2022	2,000	(38)	(40)
Dade Paper & Bag, LLC(2) (3)	Distributors	10.02%	L + 7.50%; 1.00% Floor	06/10/2024	9,850	9,687	9,702
Dade Paper & Bag, LLC(2) (3)	Distributors	9.52%	L + 7.00%; 1.00% Floor	06/10/2024	1,256	1,245	1,209
Datto, Inc.(2)	IT Services	10.46%	L + 8.00%; 1.00% Floor	12/07/2022	52,418	51,572	52,024
Datto, Inc.(2) (4) (5)	IT Services		L + 8.00%; 1.00% Floor	12/07/2022	3,529	(55)	(26)
DDS USA Holding, Inc.(2)	Health Care Equipment & Supplies	8.57%	L + 5.75%; 1.00% Floor	06/30/2022	5,641	5,614	5,599
DDS USA Holding, Inc.(2)	Health Care Equipment & Supplies	8.57%	L + 5.75%; 1.00% Floor	06/30/2022	5,459	5,433	5,418
DDS USA Holding, Inc.(2) (4) (5)	Health Care Equipment & Supplies		L + 5.75%; 1.00% Floor	06/30/2022	1,533	(7)	(12)
Diligent Corporation(2) (3)	Professional Services	8.03%	L + 5.50%; 1.00% Floor	04/14/2022	€23,054	26,356	26,084
Diligent Corporation(2) (3)	Professional Services	8.03%	L + 5.50%; 1.00% Floor	04/14/2022	734	724	725
Diligent Corporation(2) (3) (4)	Professional Services	8.28%	L + 5.50%; 1.00% Floor	04/14/2022	1,800	680	697
Diligent Corporation(2) (3) (4) (5)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	354	(5)	(4)
Diligent Corporation(2) (3) (4) (5)	Professional Services		L + 5.50%; 1.00% Floor	04/14/2022	13,670	(171)	(171)
Empirix, Inc.(2) (3)	Diversified Telecommunication Services	8.93%	L + 6.25%; 1.00% Floor	09/25/2024	31,800	31,263	31,243
Empirix, Inc.(2) (3) (4) (5)	Diversified Telecommunication Services		L + 6.25%; 1.00% Floor	09/25/2023	1,800	(30)	(32)

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate(+)	Reference Rate and Spread(+)	Maturity	Par Amount(++)	Cost	Fair Value
Fenergo Finance 3 Limited(2) (3) (6)	Diversified Financial Services	9.13%	L + 6.25%; 1.00% Floor	09/05/2024	€25,300	28,916	28,408
Fenergo Finance 3 Limited(2) (3) (4) (5) (6)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	$1,683	$(28)	$ (34)
Fenergo Finance 3 Limited(2) (3) (4) (5) (6)	Diversified Financial Services		L + 6.25%; 1.00% Floor	09/05/2024	€2,200	(42)	(87)
FWR Holding Corporation(3)	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	11,525	11,290	11,294
FWR Holding Corporation(3)	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	2,296	2,251	2,251
FWR Holding Corporation(3)	Hotels, Restaurants & Leisure	8.26%	L + 5.75%; 1.00% Floor	08/21/2023	1,456	1,427	1,427
FWR Holding Corporation(3) (4)	Hotels, Restaurants & Leisure	10.25%	P + 4.75%; 2.00% Floor	08/21/2023	1,506	535	535
Gastro Health Holdco, LLC(2) (3)	Health Care Providers & Services	8.74%	L + 6.00%; 1.00% Floor	09/04/2024	14,500	14,222	14,210
Gastro Health Holdco, LLC(2) (3) (4) (5)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2023	2,900	(54)	(58)
Gastro Health Holdco, LLC(2) (3) (4) (5)	Health Care Providers & Services		L + 6.00%; 1.00% Floor	09/04/2024	7,200	(85)	(144)
Hygiena Borrower LLC	Life Sciences Tools & Services	6.80%	L + 4.00%; 1.00% Floor	08/26/2022	5,369	5,297	5,261
Hygiena Borrower LLC (4) (5)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	550	(7)	(11)
Hygiena Borrower LLC (4) (5)	Life Sciences Tools & Services		L + 4.00%; 1.00% Floor	08/26/2022	814	(5)	(16)
iCIMS, Inc.(2) (3)	Software	8.94%	L + 6.50%; 1.00% Floor	09/12/2024	42,594	41,776	41,742
iCIMS, Inc.(2) (3) (4) (5)	Software		L + 6.50%; 1.00% Floor	09/12/2024	2,662	(51)	(53)
Integral Ad Science, Inc.(2) (3)	Media	9.78%	L + 7.25% (incl.1.25% PIK); 1.00% Floor	07/19/2024	33,817	33,185	33,141
Integral Ad Science, Inc.(2) (3) (4) (5)	Media		L + 6.00%; 1.00% Floor	07/19/2023	2,586	(47)	(52)
Lithium Technologies, Inc.(2) (3)	Internet Software & Services	10.39%	L + 8.00%; 1.00% Floor	10/03/2022	50,047	49,056	49,046
Lithium Technologies, Inc.(2) (3) (4) (5)	Internet Software & Services		L + 8.00%; 1.00% Floor	10/03/2022	3,448	(65)	(69)
Midwest Transport, Inc.(2)	Road & Rail	9.80%	L + 7.00%; 1.00% Floor	10/02/2023	17,874	17,702	17,695
MMIT Holdings, LLC(2)	Health Care Technology	8.02%	L + 5.50%; 1.00% Floor	11/15/2024	12,700	12,450	12,446
MMIT Holdings, LLC(2) (4) (5)	Health Care Technology		L + 5.50%; 1.00% Floor	11/15/2024	3,620	(71)	(72)
Netvoyage Corporation(2) (3)	Software	11.53%	L + 9.00%; 1.00% Floor	03/24/2022	8,018	7,903	7,918
Netvoyage Corporation(2) (3) (4) (5)	Software		L + 9.00%; 1.00% Floor	03/24/2022	610	(8)	(8)
Picture Head Midco LLC(2) (3)	Media	9.27%	L + 6.75%; 1.00% Floor	08/31/2023	32,950	32,327	32,291
Picture Head Midco LLC(2) (3) (4)	Media	9.27%	L + 6.75%; 1.00% Floor	08/31/2023	3,620	1,052	1,014
Picture Head Midco LLC(2) (3) (4) (5)	Media		L + 6.75%; 1.00% Floor	08/31/2023	3,620	(68)	(72)
Power Stop, LLC(2)	Auto Components	7.55%	L + 4.75%	10/19/2025	10,900	10,873	10,845
SF Home Décor, LLC(2) (3)	Household Products	12.31%	L + 9.50%; 1.00% Floor	07/13/2022	25,313	24,730	24,616
SPay, Inc.(2) (3)	Internet Software & Services	8.22%	L + 5.75%; 1.00% Floor	06/17/2024	14,700	14,428	14,332
SPay, Inc.(2) (3) (4)	Internet Software & Services	8.34%	L + 5.75%; 1.00% Floor	06/17/2024	1,630	1,165	1,155
SPay, Inc.(2) (3) (4) (5)	Internet Software & Services		L + 5.75%; 1.00% Floor	06/17/2024	8,150	(74)	(204)
VRC Companies, LLC(3) (4)	Commercial Services & Supplies	9.03%	L + 6.50%; 1.00% Floor	03/31/2023	5,231	3,943	3,941
VRC Companies, LLC(3)	Commercial Services & Supplies	9.02%	L + 6.50%; 1.00% Floor	03/31/2023	2,667	2,644	2,640

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate(+)	Reference Rate and Spread(+)	Maturity	Par Amount(++)	Cost	Fair Value
VRC Companies, LLC(3) (4)	Commercial Services & Supplies	9.45%	L + 6.50%; 1.00% Floor	03/31/2022	$249	$125	$125
Wine.com, LLC(2)	Beverages	9.86%	L + 7.00%; 1.00% Floor	11/14/2024	9,000	8,823	8,820
Wrike, Inc.(2)	Professional Services	9.28%	L + 6.75%; 1.00% Floor	12/31/2024	28,000	27,440	27,440
Wrike, Inc.(2) (4) (5)	Professional Services		L + 6.75%; 1.00% Floor	12/31/2024	2,300	(46)	(46)
Xactly Corporation(2) (3)	Internet Software & Services	9.78%	L + 7.25%; 1.00% Floor	07/29/2022	29,320	28,863	28,880
Xactly Corporation(2) (3) (4) (5)	Internet Software & Services		L + 7.25%; 1.00% Floor	07/29/2022	2,177	(32)	(33)
Yasso, Inc.(2) (3)	Food Products	10.27%	L + 7.75%; 1.00% Floor	03/23/2022	7,495	7,390	7,139

Total 1st Lien/Senior Secured Debt						646,334	644,913

1st Lien/Last-Out Unitranche(7) – 11.05%
Intelligent Document Solutions, Inc.(2) (3)	Diversified Financial Services	8.80%	L + 6.00%; 1.00% Floor	02/28/2024	27,300	26,508	26,481
Intelligent Document Solutions, Inc.(2) (3) (4)	Diversified Financial Services	8.79%	L + 6.00%; 1.00% Floor	02/28/2024	19,900	11,454	11,422
RugsUSA, LLC(2) (3)	Household Products	9.31%	L + 6.50%; 1.00% Floor	04/30/2023	8,330	8,256	8,247
Smarsh, Inc.(2) (3)	Software	10.41%	L + 7.88%; 1.00% Floor	03/31/2021	44,881	44,265	44,432

Total 1st Lien/Last-Out Unitranche						90,483	90,582

2nd Lien/Senior Secured Debt – 43.13%
American Dental Partners, Inc.(2) (3)	Health Care Providers & Services	11.30%	L + 8.50%; 1.00% Floor	09/25/2023	5,333	5,228	5,226
Chase Industries, Inc.(2) (3)	Building Products	10.61%	L + 8.00%; 1.00% Floor	05/11/2026	24,300	23,610	23,510
Chase Industries, Inc.(2) (3) (4) (5)	Building Products		L + 8.00%; 1.00% Floor	05/11/2026	6,100	(169)	(198)
Country Fresh Holdings, LLC(2) (3)	Food Products	11.20%	L + 8.75%; 1.00% Floor	10/02/2023	11,800	11,606	9,794
DuBois Chemicals, Inc.(2)	Chemicals	10.52%	L + 8.00%; 1.00% Floor	03/15/2025	24,450	24,035	23,961
ERC Finance, LLC(2) (3)	Health Care Providers & Services	10.74%	L + 8.22%; 1.00% Floor	09/22/2025	25,400	24,892	24,892
Genesis Acquisition Co.(2) (3)	Diversified Financial Services	10.02%	L + 7.50%	07/31/2025	10,000	9,760	9,725
Genesis Acquisition Co.(2) (3) (4) (5)	Diversified Financial Services		L + 7.50%	07/31/2025	2,500	(30)	(69)
Hygiena Borrower LLC(3)	Life Sciences Tools & Services	10.55%	L + 7.75%; 1.00% Floor	08/26/2023	2,650	2,601	2,604
Hygiena Borrower LLC(3) (4)	Life Sciences Tools & Services	10.55%	L + 7.75%; 1.00% Floor	08/26/2023	970	128	121
ICP Industrial, Inc.(2) (3)	Chemicals	10.68%	L + 8.25%; 1.00% Floor	05/03/2024	28,900	28,276	28,250
Institutional Shareholder Services Inc.(2)	Diversified Financial Services	10.55%	L + 7.75%; 1.00% Floor	10/16/2025	7,200	7,168	7,056
Intelligent Medical Objects, Inc.(2) (3)	Health Care Technology	11.27%	L + 8.50%; 1.00% Floor	12/22/2024	17,500	17,109	17,325
Market Track, LLC(2) (3)	Internet Catalog & Retail	10.18%	L + 7.75%; 1.00% Floor	06/05/2025	20,000	19,484	19,000
National Spine and Pain Centers, LLC(2) (3)	Health Care Providers & Services	10.77%	L + 8.25%; 1.00% Floor	12/02/2024	17,400	16,958	16,965
Odyssey Logistics & Technology Corporation(2)	Road & Rail	10.52%	L + 8.00%; 1.00% Floor	10/12/2025	26,626	26,082	25,894
RSC Acquisition, Inc.(2) (3)	Insurance	10.53%	L + 8.00%; 1.00% Floor	11/30/2023	12,100	11,993	11,979
RSC Acquisition, Inc.(2) (3)	Insurance	10.80%	L + 8.00%; 1.00% Floor	11/30/2023	7,840	7,767	7,762
RSC Acquisition, Inc.(2) (3) (4) (5)	Insurance		L + 8.00%; 1.00% Floor	11/30/2023	6,100	(52)	(61)
SMB Shipping Logistics, LLC(2)	Air Freight & Logistics	10.86%	L + 8.00%; 1.00% Floor	02/03/2025	25,000	24,616	24,500

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest Rate(+)	Reference Rate and Spread(+)	Maturity	Par Amount(++)	Cost	Fair Value
Spectrum Plastics Group, Inc.(2)	Containers & Packaging	9.52%	L + 7.00%; 1.00% Floor	01/31/2026	$6,278	6,249	6,089
USRP Holdings, Inc.(2) (3)	Insurance	11.55%	L + 8.75%; 1.00% Floor	09/29/2025	9,700	9,587	9,579
USRP Holdings, Inc.(2) (3) (4)	Insurance	11.43%	L + 8.75%; 1.00% Floor	09/29/2025	2,400	1,557	1,554
Viant Medical Holdings, Inc.(2)	Health Care Equipment & Supplies	10.55%	L + 7.75%	07/02/2026	11,770	11,657	11,417
Xcellence, Inc.(2) (3)	IT Services	11.57%	L + 8.75%; 1.00% Floor	06/22/2024	18,400	17,986	18,032
YI, LLC(2) (3)	Health Care Equipment & Supplies	10.55%	L + 7.75%; 1.00% Floor	11/07/2025	21,700	21,115	21,103
Zep Inc.(2)	Chemicals	11.05%	L + 8.25%; 1.00% Floor	08/11/2025	30,500	29,826	27,755

Total 2nd Lien/Senior Secured Debt						359,039	353,765

Total Corporate Debt						1,095,856	1,089,260

Portfolio Company	Industry	Coupon	Shares	Cost	Fair Value

Preferred Stock(1) – 0.99%
Accuity Delivery Systems, LLC^ (2) (3) (8) (9)	Health Care Providers & Services		136,589	$4,500	$5,400
Wine.com, LLC(2) (8) (9)	Beverages		314,154	2,700	2,700

Total Preferred Stock				7,200	8,100

Common Stock(1) – 1.20%
Collaborative Imaging Holdco, LLC - Class B^^^ (2) (3) (8)	Health Care Providers & Services		11,719	1,580	1,842
Collaborative Imaging Holdco, LLC - Class C^^^ (2) (3) (6) (8) (9)	Health Care Providers & Services		11,060	220	306
Continuum Managed Services LLC - Class A(2) (3) (8) (9)	IT Services		663	663	762
Continuum Managed Services LLC - Class B(2) (3) (8) (9)	IT Services		449,713	7	243
Elah Holdings, Inc.^ (2) (3) (8) (9)	Capital Markets		65,436	3,163	3,163
National Spine and Pain Centers, LLC(2) (3) (8) (9)	Health Care Providers & Services		500	500	265
Wrike, Inc.(2) (8) (9)	Professional Services		494,952	3,075	3,075
Yasso, Inc.(2) (3) (8) (9)	Food Products		790	790	169

Total Common Stock				9,998	9,825

TOTAL INVESTMENTS – 135.00%				$1,113,054	$1,107,185

LIABILITIES IN EXCESS OF OTHER ASSETS – (35.00%)					$(287,031)

NET ASSETS – 100.00%					$820,154

#	Percentages are based on net assets.
(+)	The Consolidated Schedule of Investments discloses the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (“L”) or alternate base rate (commonly based on the Prime Rate (“P”)), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2018, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L are 3.01%, 2.88%, 2.81%, 2.61%, 2.50% and 2.41%, respectively. As of December 31, 2018, P was 5.50%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2018.
(++)	Par amount is denominated in U.S. Dollars (“$”) unless noted as denominated in Euro (“€”).
^	As defined in the Investment Company Act of 1940, the portfolio company is deemed to be an “affiliated person” of the Company because the Company owns, either directly or indirectly, 5% or more of the portfolio company’s outstanding voting securities. See Note 3 “Significant Agreements and Related Party Transactions”.
^^^	The portfolio company is otherwise deemed to be an “affiliated person” of the Company under the Investment Company Act of 1940. See Note 3 “Significant Agreements and Related Party Transactions”.

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2018 (continued)

(in thousands, except share and per share amounts)

(1)	Assets are pledged as collateral for the SunTrust Revolving Credit Facility. See Note 6 “Debt”.
(2)	Represent co-investments made with certain funds managed by the Investment Adviser in accordance with the terms of the exemptive relief that the Company received from the U.S. Securities and Exchange Commission. See Note 3 “Significant Agreements and Related Party Transactions”.
(3)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(4)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See Note 8 “Commitments and Contingencies”.
(5)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.
(6)	The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2018 the aggregate fair value of these securities is $28,593 or 2.53% of the Company’s total assets.
(7)	In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.
(8)	Securities exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2018, the aggregate fair value of these securities is $17,925 or 2.19% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Accuity Delivery Systems, LLC – Preferred Stock	6/13/2018
Collaborative Imaging Holdco, LLC – Class B – Common Stock	3/30/2018
Collaborative Imaging Holdco, LLC – Class C – Common Stock	3/30/2018
Continuum Managed Services LLC – Class A – Common Stock	6/8/2017
Continuum Managed Services LLC – Class B – Common Stock	6/8/2017
Elah Holdings, Inc. – Common Stock	5/9/2018
National Spine and Pain Centers, LLC – Common Stock	6/2/2017
Wine.com, LLC – Preferred Stock	11/14/2018
Wrike, Inc. – Common Stock	12/31/2018
Yasso, Inc. – Common Stock	3/23/2017

(9)	Non-income producing security.

PIK – Payment-In-Kind

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
Bank of America, N.A	USD 481	EUR 411	01/04/2019	$10
Bank of America, N.A	USD 394	EUR 335	02/05/2019	9
Bank of America, N.A	USD 486	EUR 412	04/03/2019	11
Bank of America, N.A	USD 423	EUR 357	05/06/2019	10
Bank of America, N.A	USD 514	EUR 432	07/03/2019	11
Bank of America, N.A	USD 426	EUR 357	08/05/2019	10
Bank of America, N.A	USD 541	EUR 451	10/04/2019	12
Bank of America, N.A	USD 444	EUR 369	11/05/2019	10
Bank of America, N.A	USD 540	EUR 446	01/06/2020	12
Bank of America, N.A	USD 547	EUR 448	04/06/2020	13
Bank of America, N.A	USD 549	EUR 446	07/06/2020	14

				$122

Currency Abbreviations:

EUR – EURO

USD – U.S. Dollar

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2017

(in thousands, except share and per share amounts)

Portfolio Company	Industry	Interest (+)	Maturity	Par Amount	Cost	Fair Value
Investments at Fair Value – 113.95% #
Corporate Debt(1) – 113.50%
1st Lien/Senior Secured Debt – 43.54%
Bullhorn, Inc.(2)	Internet Software & Services	8.20% (L + 6.75%; 1.00% Floor)	11/21/2022	$17,382	$17,205	$17,202
Bullhorn, Inc.(2) (3)	Internet Software & Services	8.20% (L + 6.75%; 1.00% Floor)	11/21/2022	899	66	66
Bullhorn, Inc.(2) (3) (4)	Internet Software & Services	(L + 6.75%; 1.00% Floor)	11/21/2022	5,994	(29)	(30)
Continuum Managed Services LLC(2) (5)	IT Services	10.32% (L + 8.75%; 1.00% Floor)	06/08/2023	19,393	18,895	18,908
Continuum Managed Services LLC(2) (3) (4) (5)	IT Services	(L + 8.75%; 1.00% Floor)	06/08/2023	1,626	(40)	(41)
Continuum Managed Services LLC(2) (3) (4) (5)	IT Services	(L + 8.75%; 1.00% Floor)	06/08/2022	2,000	(49)	(50)
Dade Paper & Bag, LLC(2) (5)	Distributors	8.93% (L + 7.50%; 1.00% Floor)	06/10/2024	9,950	9,762	9,776
Datto, Inc.(2)	IT Services	9.41% (L + 8.00%; 1.00% Floor)	12/07/2022	50,610	49,609	49,598
Datto, Inc.(2) (3) (4)	IT Services	(L + 8.00%; 1.00% Floor)	12/07/2022	3,407	(67)	(68)
FWR Holding Corporation(5)	Hotels, Restaurants & Leisure	7.66% (L + 6.00%; 1.00% Floor)	08/21/2023	11,641	11,364	11,350
FWR Holding Corporation(3) (5)	Hotels, Restaurants & Leisure	7.60% (L + 6.00%; 1.00% Floor)	08/21/2023	3,765	514	508
FWR Holding Corporation(3) (5)	Hotels, Restaurants & Leisure	7.57% (L + 6.00%; 1.00% Floor)	08/21/2023	1,506	152	151
Lithium Technologies, Inc.(2)	Internet Software & Services	9.39% (L + 8.00%; 1.00% Floor)	10/03/2022	27,100	26,511	26,490
Lithium Technologies, Inc.(2) (3) (4)	Internet Software & Services	(L + 8.00%; 1.00% Floor)	10/03/2022	1,983	(43)	(44)
Netvoyage Corporation(2) (5)	Software	11.07% (L + 9.50%; 1.00% Floor)	03/24/2022	7,316	7,187	7,188
Netvoyage Corporation(2) (3) (4) (5)	Software	(L + 9.50%; 1.00% Floor)	03/24/2022	610	(10)	(11)
SF Home Décor, LLC(2) (5)	Household Products	11.20% (L + 9.50%; 1.00% Floor)	07/13/2022	26,325	25,587	25,535
Xactly Corporation(2) (5)	Internet Software & Services	8.82% (L + 7.25%; 1.00% Floor)	07/29/2022	25,400	24,925	24,892
Xactly Corporation(2) (3) (4) (5)	Internet Software & Services	(L + 7.25%; 1.00% Floor)	07/29/2022	2,177	(40)	(43)
Yasso, Inc.(2) (5)	Food Products	9.44% (L + 7.75%; 1.00% Floor)	03/23/2022	8,337	8,191	8,087

Total 1st Lien/Senior Secured Debt					199,690	199,464

1st Lien/Last-Out Unitranche(6) – 8.11%
Intelligent Document Solutions, Inc.(2) (5)	Diversified Financial Services	9.95% (L + 8.25%; 1.00% Floor)	08/31/2022	15,200	14,840	14,972
myON, LLC(2) (5)	Internet Software & Services	10.07% (L + 8.50%; 1.00% Floor)	02/17/2022	6,600	6,485	6,485
Smarsh, Inc.(2) (5)	Software	9.45% (L + 7.88%; 1.00% Floor)	03/31/2021	15,920	15,673	15,681

Total 1st Lien/Last-Out Unitranche					36,998	37,138

2nd Lien/Senior Secured Debt – 61.85%
American Dental Partners, Inc.(2) (5)	Health Care Providers & Services	10.19% (L + 8.50%; 1.00% Floor)	09/25/2023	7,900	7,721	7,722
Country Fresh Holdings, LLC(2) (5)	Food Products	10.11% (L + 8.75%; 1.00% Floor)	10/02/2023	11,800	11,576	11,446
DuBois Chemicals, Inc.(2) (5)	Chemicals	9.49% (L + 8.00%; 1.00% Floor)	03/15/2025	19,300	18,894	19,107
ERC Finance, LLC(2) (5)	Health Care Providers & Services	9.58% (L + 8.22%; 1.00% Floor)	09/21/2025	25,400	24,841	24,828
ICP Industrial, Inc.(2)	Chemicals	9.62% (L + 8.25%; 1.00% Floor)	05/03/2024	23,500	22,923	22,912
ICP Industrial, Inc.(2) (3) (4)	Chemicals	(L + 8.25%; 1.00% Floor)	05/03/2024	5,400	(132)	(135)
Institutional Shareholder Services Inc.(2)	Diversified Financial Services	9.11% (L + 7.75%; 1.00% Floor)	10/16/2025	7,200	7,165	7,218
Intelligent Medical Objects, Inc.(2)	Health Care Technology	10.16% (L + 8.50%; 1.00% Floor)	12/22/2024	17,500	17,064	17,063
Market Track, LLC(2)(5)	Internet Catalog & Retail	9.10% (L + 7.75%; 1.00% Floor)	06/05/2025	20,000	19,428	19,400
National Spine and Pain Centers, LLC(2)(5)	Health Care Providers & Services	9.94% (L + 8.25%; 1.00% Floor)	12/02/2024	17,400	16,906	16,922
Oasis Outsourcing Holdings, Inc.(2)(5)	Diversified Financial Services	8.82% (L + 7.25%; 1.00% Floor)	07/01/2024	28,660	28,252	28,230
Odyssey Logistics & Technology Corporation(2)	Road & Rail	9.57% (L + 8.00%; 1.00% Floor)	10/12/2025	19,200	18,727	19,104
PPC Industries Inc.(2)	Containers & Packaging	9.33% (L + 8.00%; 1.00% Floor)	05/08/2025	8,370	8,291	8,349

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2017 (continued)

(in thousands, except unit and per unit amounts)

Portfolio Company	Industry	Interest (+)	Maturity	Par Amount	Cost	Fair Value
SMB Shipping Logistics, LLC(2)(5)	Air Freight & Logistics	10.20% (L + 8.75%; 1.00% Floor)	02/03/2025	15,000	14,792	14,775
Xcellence, Inc.(2)	IT Services	10.41% (L + 8.75%; 1.00% Floor)	06/22/2024	15,500	15,114	15,113
Young Innovations, Inc.(2)	Health Care Equipment & Supplies	9.44% (L + 7.75%; 1.00% Floor)	11/07/2025	21,700	21,057	21,049
Zep Inc.(2)	Chemicals	9.63% (L + 8.25%; 1.00% Floor)	08/11/2025	30,500	29,757	30,271

Total 2nd Lien/Senior Secured Debt					282,376	283,374

Total Corporate Debt					519,064	519,976

Portfolio Company	Industry	Shares	Cost	Fair Value
Common Stock (1) – 0.45%
Continuum Managed Services LLC –Class A(2) (5) (7) (10)	IT Services	663	$663	$663
Continuum Managed Services LLC –Class B(2) (5) (7) (10)	IT Services	449,713	7	7
myON, LLC(2) (5) (7) (10)	Internet Software & Services	13,406	500	500
National Spine and Pain Centers, LLC(2)(5) (7)(10)	Health Care Providers & Services	500	500	425
Yasso, Inc.(2) (5) (7) (10)	Food Products	790	790	475

Total Common Stock			2,460	2,070

	Yield	Shares	Cost	Fair Value
Investments in Affiliated Money Market Fund(1) – 0.00% #
Goldman Sachs Financial Square Government Fund – Institutional Shares	1.21%(8)	371	$—	$—	(9)

Total Investments in Affiliated Money Market Fund			—	—

TOTAL INVESTMENTS – 113.95%			$521,524	$522,046

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.95%)				$(63,918)

NET ASSETS – 100.00%				$458,128

#	Percentages are based on net assets.
(+)	The Consolidated Schedule of Investments discloses the actual interest rate for partially or fully funded debt in effect as of the reporting date. Variable rate loans bear interest at a rate that may be determined by reference to either L or alternate base rate (commonly based on P), at the borrower’s option, which reset periodically based on the terms of the credit agreement. L loans are typically indexed to 12 month, 6 month, 3 month, 2 month, 1 month or 1 week L rates. As of December 31, 2017, rates for the 12 month, 6 month, 3 month, 2 month, 1 month and 1 week L were 2.11%, 1.84%, 1.69%, 1.62%, 1.56% and 1.48%, respectively. As of December 31, 2017, P was 4.50%. For investments with multiple reference rates or alternate base rates, the interest rate shown is the weighted average interest rate in effect at December 31, 2017.
(1)	Assets are pledged as collateral for the SunTrust Revolving Credit Facility. See Note 6 “Debt”.
(2)	Represent co-investments made with certain funds managed by the Investment Adviser in accordance with the terms of the exemptive relief that the Company received from the SEC. See Note 3 “Significant Agreements and Related Party Transactions”.
(3)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See Note 8 “Commitments and Contingencies”.
(4)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value is the result of the capitalized discount on the loan.
(5)	The fair value of the investment was determined using significant unobservable inputs. See Note 5 “Fair Value Measurement”.
(6)	In exchange for the greater risk of loss, the “last-out” portion of the Company’s unitranche loan investment generally earns a higher interest rate than the “first-out” portions. The “first-out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last-out” portion that the Company would continue to hold.
(7)	Non-income producing security.

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Consolidated Schedule of Investments as of December 31, 2017 (continued)

(in thousands, except unit and per unit amounts)

(8)	The rate shown is the annualized seven-day yield as of December 31, 2017.
(9)	Amount rounds to less than $1.
(10)	Securities exempt from registration under the Securities Act of 1933 (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act. As of December 31, 2017, the aggregate fair value of these securities is $2,070 or 0.45% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Investment	Acquisition Date
Continuum Managed Services LLC – Class A	6/8/2017
Continuum Managed Services LLC – Class B	6/8/2017
myON, LLC	2/17/2017
National Spine and Pain Centers, LLC	6/2/2017
Yasso, Inc.	3/23/2017

The accompanying notes are part of these consolidated financial statements.

Goldman Sachs Middle Market Lending Corp.

Notes to the Consolidated Financial Statements

(in thousands, except share and per share amounts)

1. ORGANIZATION

Goldman Sachs Middle Market Lending LLC (“MMLC LLC”) was formed on June 13, 2016. Effective January 30, 2017, MMLC LLC converted from a Delaware limited liability company to a Delaware corporation named Goldman Sachs Middle Market Lending Corp. (the “Company”), which, by operation of law, is deemed for purposes of Delaware law the same entity as MMLC LLC. The Company commenced operations on January 11, 2017. On January 30, 2017, the Company’s initial investors (other than the Initial Member (as defined below)) funded the initial portion of their capital commitment to purchase shares of common stock, at which time the Initial Member’s initial capital contribution to MMLC LLC was canceled. The Company has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). In addition, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ended December 31, 2017.

The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation. The Company will seek to achieve this objective, primarily through direct originations of secured debt, including first lien, unitranche, including last out portions of such loans, and second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

Goldman Sachs Asset Management, L.P. (“GSAM”), a Delaware limited partnership and an affiliate of Goldman Sachs & Co. LLC (including its predecessors, “GS & Co.”), is the investment adviser (the “Investment Adviser”) of the Company. The term “Goldman Sachs” refers to The Goldman Sachs Group, Inc. (“Group Inc.”), together with GS & Co., GSAM and its other subsidiaries.

From December 29, 2016 through September 29, 2017 (the “Final Closing Date”) the Company conducted an offering pursuant to which investors made capital commitments (each, a “Commitment”) to purchase shares of the Company’s common stock pursuant to subscription agreements (“Subscription Agreements”) entered into with the Company pursuant to which each investor agreed to purchase common stock for an aggregate purchase price equal to its Commitment. Each investor is required to purchase shares of the Company’s common stock each time the Company delivers a drawdown notice at least five business days prior to the required funding date (the “Drawdown Date”). The offering and sale of common stock is exempt from registration pursuant to Regulation D and Regulation S promulgated under the U.S. Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering and for offers and sale of securities outside of the United States.

GS & Co. and Goldman Sachs International assisted the Company in conducting its private placement offering pursuant to agreements between the Company and each of GS & Co. and Goldman Sachs International.

The investment period commenced on December 29, 2016 (the “Initial Closing Date”) and will continue until September 29, 2019, provided that it may be extended by the Board of Directors (the “Board of Directors”), in its discretion, for one additional six-month period, and, with the approval of a majority-in-interest of the stockholders, for up to one additional year thereafter (such period, including any extensions, the “Investment Period”). In addition, the Board of Directors may terminate the Investment Period at any time in its discretion.

The Company will continue to operate as a private BDC reporting company, until the earlier of the following events, each referred to as an “Exit Event”: (i) any listing of the Company’s shares of common stock on a national securities exchange (a “listing”), including in connection with an initial public offering (“IPO”), (ii) merger with another entity, including an affiliated company, subject to any limitations under the Investment Company Act or (iii) the sale of all or substantially all of the assets of the Company. If the Company has not consummated an Exit Event by the sixth anniversary of the Final Closing Date, the Board of Directors (to the extent consistent with its fiduciary duties and subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act and the Code) will meet to consider the Company’s potential wind down and/or liquidation and dissolution.

An affiliate of the Investment Adviser, (the “Initial Member”), made a capital contribution to the Company of one hundred dollars on January 13, 2017 and served as the sole initial member of the Company. The Company cancelled the Initial Member’s interest in the Company on January 30, 2017, the first date on which investors (other than the Initial Member) made their initial capital contribution to purchase stock (the “Initial Drawdown Date”).

The Company has formed wholly owned subsidiaries, which are structured as Delaware limited liability companies, to hold certain equity or equity-like investments in portfolio companies.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s functional currency is U.S. dollars (“USD”) and these consolidated financial statements have been prepared in that currency. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X. This requires the Company to make certain estimates and assumptions that may affect the amounts reported in the consolidated financial statements and accompanying notes. These consolidated financial statements reflect normal and recurring adjustments that in the opinion of the Company are necessary for the fair statement of the results for the periods presented. Actual results may differ from the estimates and assumptions included in the consolidated financial statements.

Certain prior period information has been reclassified to conform to the current period presentation. The reclassification has no effect on the Company’s consolidated financial position or the consolidated results of operations as previously reported.

As an investment company, the Company applies the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”) issued by the Financial Accounting Standards Board (“FASB”).

Basis of Consolidation

As provided under ASC 946, the Company will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the financial position and results of operations of its wholly owned subsidiaries, MMLC Blocker I, LLC (formerly known as My-On MMLC Blocker, LLC), MMLC Blocker II, LLC, and MMLC Wine I, LLC. All significant intercompany transactions and balances have been eliminated in consolidation.

Revenue Recognition

The Company records its investment transactions on a trade date basis, which is the date when the Company assumes the risks for gains and losses related to that investment. Realized gains and losses are based on the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discounts and premiums to par value on investments purchased are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount (“OID”) and market discounts or premiums are capitalized and amortized into interest income using the effective interest method or straight-line method, as applicable. Exit fees that are receivable upon repayment of a loan or debt security are amortized into interest income over the life of the respective investment. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income. For the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, the Company earned $596 and $0 in prepayment premiums, respectively, and $1,097 and $26 in accelerated accretion of upfront loan origination fees and unamortized discounts, respectively.

Fees received from portfolio companies (directors’ fees, consulting fees, administrative fees, tax advisory fees and other similar compensation) are paid to the Company, unless, to the extent required by applicable law or exemptive relief, if any, therefrom, the Company only receives its allocable portion of such fees when invested in the same portfolio company as another account managed by the Investment Adviser.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Interest and dividend income are presented net of withholding tax, if any.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the principal amount or shares (if equity) of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon the investment being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest or dividend income, respectively.

Certain structuring fees, amendment fees and syndication fees are recorded as other income when earned. Administrative agent fees received by the Company are recorded as other income when the services are rendered over time.

Non-Accrual Investments

Investments are placed on non-accrual status when it is probable that principal, interest, or dividends will not be collected according to contractual terms. Accrued interest or dividends generally are reversed when an investment is placed on non-accrual status. Interest or dividend payments received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual investments are restored to accrual status when past due principal and interest or dividends are paid and, in management’s judgment, principal and interest or dividend payments are likely to remain current. The Company may make exceptions to this treatment if an investment has sufficient collateral value and is in the process of collection. As of each of December 31, 2018 and December 31, 2017, the Company did not have any investments on non-accrual status.

Investments

The Company carries its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), issued by FASB, which defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. Fair value is generally based on quoted market prices provided by independent pricing services, broker or dealer quotations or alternative price sources. In the absence of quoted market prices, broker or dealer quotations or alternative price sources, investments are measured at fair value as determined by the Company’s Board of Directors within the meaning of the Investment Company Act.

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See Note 5 “Fair Value Measurement”.

The Company generally invests in illiquid securities, including debt and equity investments, of middle-market companies. The Board of Directors has delegated to the Investment Adviser day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Company’s portfolio investments. Under valuation procedures adopted by the Board of Directors, market quotations are generally used to assess the value of the investments for which market quotations are readily available. The Investment Adviser obtains these market quotations from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available; otherwise from a principal market maker or a primary market dealer. To assess the continuing appropriateness of pricing sources and methodologies, the Investment Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. If the Board of Directors or Investment Adviser has a bona fide reason to believe any such market quotation does not reflect the fair value of an investment, it may independently value such investment in accordance with valuation procedures for investments for which market quotations are not readily available.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the Board of Directors contemplate a multi-step valuation process each quarter, as described below:

(1)

The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)

The Board of Directors also engages independent valuation firms (the “Independent Valuation Advisors”) to provide independent valuations of the investments for which market quotations are not readily available, or are readily available but deemed not reflective of the fair value of an investment. The Independent Valuation Advisors independently value such investments using quantitative and qualitative information provided by the investment professionals of the Investment Adviser and the portfolio companies as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The Independent Valuation Advisors also provide analyses to support their valuation methodology and calculations. The Independent Valuation Advisors provide an opinion on a final range of values on such investments to the Board of Directors or the Audit Committee. The Independent Valuation Advisors define fair value in accordance with ASC 820 and utilize valuation approaches including the market approach, the income approach or both. A portion of the portfolio is reviewed on a quarterly basis, and all investments in the portfolio for which market quotations are not readily available, or are readily available, but deemed not reflective of the fair value of an investment, are reviewed at least annually by an Independent Valuation Advisor;

(3)

The Independent Valuation Advisors’ preliminary valuations are reviewed by the Investment Adviser and the Valuation Oversight Group (“VOG”), a team that is part of the Controllers Department within the Finance Division of Goldman Sachs. The Independent Valuation Advisors’ valuation ranges are compared to the Investment Adviser’s valuations to ensure the Investment Adviser’s valuations are reasonable. VOG presents the valuations to the Private Investment Valuation and Side Pocket Sub-Committee of the Investment Management Division Valuation Committee, which is comprised of representatives from GSAM who are independent of the investment decision making process;

(4)	The Investment Management Division Valuation Committee ratifies fair valuations and makes recommendations to the Audit Committee of the Board of Directors;

(5)

The Audit Committee of the Board of Directors reviews valuation information provided by the Investment Management Division Valuation Committee, the Investment Adviser and the Independent Valuation Advisors. The Audit Committee then assesses such valuation recommendations; and

(6)

The Board of Directors discusses the valuations and, within the meaning of the Investment Company Act, determines the fair value of the investments in good faith, based on the inputs of the Investment Adviser, the Independent Valuation Advisors and the Audit Committee.

Money Market Funds

Investments in money market funds are valued at net asset value (“NAV”) per share. See Note 3 “Significant Agreements and Related Party Transactions”.

Cash

Cash consists of deposits held at a custodian bank. As of December 31, 2018 and December 31, 2017, the Company held an aggregate cash balance of $15,010 and $3,537, respectively. Foreign currency of $252 (acquisition cost of $250) and $0 (acquisition cost of $0) is included in cash as of December 31, 2018 and December 31, 2017, respectively.

Foreign Currency Translation

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on the transaction dates.

The Company does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gains or losses on investments. Fluctuations arising from the translation of non-investment assets and liabilities are included with the net change in unrealized gains (losses) on foreign currency translations on the Consolidated Statements of Operations.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Derivatives

Foreign currency forward contracts

The Company may enter into foreign currency forward contracts to reduce the Company’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Company agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. Unrealized appreciation (depreciation) on foreign currency forward contracts are recorded on the Consolidated Statements of Assets and Liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Notional amounts of foreign currency forward contract assets and liabilities are presented separately on the Consolidated Schedules of Investments. Purchases and settlements of foreign currency forward contracts having the same settlement date and counterparty are generally settled net and any realized gains or losses are recognized on the settlement date.

The Company does not utilize hedge accounting and as such, the Company recognizes its derivatives at fair value with changes in the net unrealized appreciation (depreciation) on foreign currency forward contracts recorded on the Consolidated Statements of Operations.

Income Taxes

The Company recognizes tax positions in its consolidated financial statements only when it is more likely than not that the position will be sustained upon examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized upon settlement. The Company reports any interest expense related to income tax matters in income tax expense, and any income tax penalties under expenses in the Consolidated Statements of Operations.

The Company’s tax positions have been reviewed based on applicable statutes of limitation for tax assessments, which may vary by jurisdiction, and based on such review, the Company has concluded that no additional provision for income tax is required in the consolidated financial statements. The Company is subject to potential examination by certain taxing authorities in various jurisdictions. The Company’s tax positions are subject to ongoing interpretation of laws and regulations by taxing authorities.

The Company has elected to be treated as a RIC commencing with its taxable year ended December 31, 2017. So long as the Company maintains its status as a RIC, it will generally not be required to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. As a result, any U.S. federal income tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the consolidated financial statements of the Company.

To maintain our tax treatment as a RIC, the Company must meet specified source-of-income and asset diversification requirements and timely distribute to its stockholders for each taxable year at least 90% of its investment company taxable income (generally, its net ordinary income plus the excess of its realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction). In order for the Company not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income. If the Company chooses to do so, this generally would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on estimated undistributed taxable income as required. For the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, the Company accrued excise tax of $8 and $0, respectively. As of December 31, 2018, $8 of accrued excise taxes remained payable.

Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes. Income tax expense, if any, is included under the income category for which it applies in the Consolidated Statements of Operations. For the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, the Company accrued provision for taxes on realized gains on investments of $372 and $0, respectively. For the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, the Company accrued provision for taxes on unrealized gains on investments of $387 and $0, respectively. As of December 31, 2018, $759 of income taxes remained payable.

Distributions

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. The Company may pay distributions in excess of its taxable net investment income. This excess would be a tax-free return of capital in the period and reduce a stockholder’s tax basis in its shares. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged or credited to paid-in capital in excess of par, accumulated undistributed net investment income or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses. These differences are generally determined in conjunction with the preparation of the Company’s annual RIC tax return. Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by the Investment Adviser. The Company may pay distributions to its stockholders in a year in excess of its net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The Company intends to timely distribute to its stockholders substantially all of its annual taxable income for each year, except that the Company may retain certain net capital gains for reinvestment and the Company may choose to carry forward taxable income for distribution in the following year and pay any applicable tax. The specific tax characteristics of the Company’s distributions will be reported to stockholders after the end of the calendar year. All distributions will be subject to available funds, and no assurance can be given that the Company will be able to declare such distributions in future periods.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing of and amendments to the revolving credit facility between the Company and SunTrust Bank (the “SunTrust Revolving Credit Facility”). These costs are amortized using the straight-line method over the term of the SunTrust Revolving Credit Facility. Deferred financing costs related to the SunTrust Revolving Credit Facility are presented separately as an asset on the Company’s Consolidated Statements of Assets and Liabilities.

Organization Costs

Organization costs include costs relating to the formation and organization of the Company. These costs are expensed as incurred. Upon the Initial Drawdown Date, stockholders bore such costs. Stockholders that made capital commitments after the Initial Drawdown Date bore a pro rata portion of such costs at the time of their first investment in the Company.

Offering Costs

Offering costs consist primarily of fees and expenses incurred in connection with the continuous offering of shares, including legal, printing and other costs, as well as costs associated with the preparation and filing of the Company’s registration statement on Form 10. Offering costs are recognized as a deferred charge and are amortized on a straight line basis over 12 months beginning on the date of commencement of operations.

New Accounting Pronouncements

In October 2018, the SEC adopted the final rule under SEC release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. Effective with the current reporting period, the Company is no longer required to present components of distributable earnings on the Consolidated Statements of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Consolidated Statements of Changes in Net Assets. Prior period information has been reclassified to conform to the current period presentation and this had no effect on the Company’s consolidated financial position or the consolidated results of operations as previously reported. The following provides the prior period reclassifications.

Consolidated Statements of Assets and Liabilities – The table below provides a reconciliation for previously disclosed components of distributable earnings on the Consolidated Statement of Assets and Liabilities as of December 31, 2017 to total distributable earnings as of December 31, 2017 as disclosed in the current filing.

December 31, 2017
Accumulated net realized gain (loss)	$–
Accumulated undistributed (distributions in excess of) net investment income (loss)	(6,878)
Net unrealized appreciation (depreciation) on investments	522

Distributable earnings	$(6,356)

Consolidated Statements of Changes in Net Assets – The table below provides a reconciliation for previously disclosed distributions from net investment income and realized gain for the period from January 11, 2017 (commencement of operations) to December 31, 2017 to distributions from distributable earnings as disclosed in the current filing.

Distributions to stockholders from:	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Net investment income	$(17,770)

Total distributions to stockholders	$(17,770)

3. SIGNIFICANT AGREEMENTS AND RELATED PARTY TRANSACTIONS

Investment Management Agreement

The Company entered into an investment management agreement effective as of January 13, 2017 (the “Investment Management Agreement”) with the Investment Adviser, pursuant to which the Investment Adviser manages the Company’s investment program and related activities.

Management Fee

The Company pays the Investment Adviser a management fee (the “Management Fee”), payable quarterly in arrears, equal to 0.375% (i.e., an annual rate of 1.50%) of the average NAV of the Company (including un-invested cash and cash equivalents) at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter, the NAV as of such quarter-end). The Management Fee for any partial quarter will be appropriately prorated. Following the occurrence (if any) of a listing, average gross assets (excluding cash or cash equivalents but including assets purchased with borrowed amounts) at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter-end following such event, the Company’s gross assets as of such quarter-end) will be used instead of average NAV to calculate the Management Fee.

For the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, Management Fees amounted to $9,147 and $3,494, respectively. For the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, the Investment Adviser voluntarily agreed to permanently waive $0 and $203 of the Management Fees, respectively. As of December 31, 2018, net Management Fees payable amounted to $2,899.

Incentive Fee

Pursuant to the Investment Management Agreement, the Company pays to the Investment Adviser an incentive fee (the “Incentive Fee”) as follows:

The Incentive Fee will consist of two components that are determined independently of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee will be based on the Company’s income and a portion will be based on the Company’s capital gains, each as described below.

i. Quarterly Incentive Fee Based on Income.

For the portion of the Incentive Fee based on income, the Company’s Investment Adviser is entitled to receive the Incentive Fee based on income from the Company if the Company’s Ordinary Income (as defined below) exceeds a quarterly “hurdle rate” (as defined below) of 1.75%. For this purpose, the hurdle is computed by reference to the Company’s NAV and does not take into account changes in the market price of the Company’s common stock (if any). The Incentive Fee based on income will be determined and paid quarterly in arrears at the end of each calendar quarter by reference to the Company’s aggregate net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since the Initial Drawdown Date) (in either case, the “Trailing Twelve Quarters”). However, following the occurrence (if any) of a listing, the Trailing Twelve Quarters will be “reset” so as to include, as of the end of any quarter, the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since the listing, rather than the number of quarters that have occurred since the Initial Drawdown Date).

The “hurdle amount” for the Incentive Fee based on income is determined on a quarterly basis, and is equal to 1.75% multiplied by the Company’s NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The hurdle amount is calculated after making appropriate adjustments for subscriptions (which shall include all issuances by the Company of shares of its common stock) and distributions that occurred during the relevant Trailing Twelve Quarters. The Incentive Fee for any partial period will be appropriately prorated. For the portion of the Incentive Fee based on income, the Company pays the Investment Adviser a quarterly Incentive Fee based on the amount by which (A) Ordinary Income in respect of the relevant Trailing Twelve Quarters exceeds (B) the hurdle amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.”

The Incentive Fee based on income for each quarter is determined as follows:

•	No Incentive Fee based on income is payable to the Investment Adviser for any calendar quarter for which there is no Excess Income Amount;

•

100% of the Ordinary Income (as defined below), if any, that exceeds the hurdle amount, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined as the sum of 2.0588% (or 2.1875% in the event of a listing) multiplied by the Company’s NAV at the beginning of each applicable calendar quarter included in the relevant Trailing Twelve Quarters is included in the calculation of the Incentive Fee based on income; and

•

15% (which will be increased to 20% in the event of a listing, from the date of such listing) of the Ordinary Income that exceeds the Catch-up Amount is included in the calculation of the Incentive Fee based on income.

The amount of the Incentive Fee based on income that will be paid to the Investment Adviser for a particular quarter will equal the excess of the Incentive Fee so calculated minus the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters but will not exceed the Incentive Fee Cap (as described below, and will be subject to the limitations set forth in Section 205(b)(3) of the Advisers Act).

The Incentive Fee based on income that is paid to the Investment Adviser for a particular quarter is subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap for any quarter is an amount equal to (a) 15% (which will be increased to 20% in the event of a listing, from the date of such listing) of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters minus (b) the aggregate Incentive Fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters.

“Ordinary Income” means interest income, dividend income and any other income (including any accrued income that we have not yet received in cash and any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter minus our operating expenses accrued during the calendar quarter (including the Management Fee, administrative expenses and any interest expense and dividends paid on issued and outstanding preferred stock, but excluding the Incentive Fee).

“Cumulative Net Return” means (x) the Ordinary Income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss (as defined below), if any, in respect of the relevant Trailing Twelve Quarters.

If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no Incentive Fee based on income to the Investment Adviser for such quarter. If, in any quarter, the Incentive Fee Cap is a positive value but is less than the Incentive Fee based on income that is payable to the Investment Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an Incentive Fee based on income to the Investment Adviser equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the Incentive Fee based on income that is payable to the Investment Adviser for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an Incentive Fee based on income to the Investment Adviser equal to the Incentive Fee calculated as described above for such quarter without regard to the Incentive Fee Cap. In certain limited circumstances, an Incentive Fee based on income will be payable to the Investment Adviser although the net income for such quarter did not exceed the hurdle rate or the Incentive Fee will be higher than it would have been if calculated based on the Company’s performance for the applicable quarter without taking into account the Trailing Twelve Quarters.

“Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

ii. Annual Incentive Fee Based on Capital Gains.

The portion of Incentive Fee based on capital gains is determined and paid annually in arrears at the end of each calendar year or, in the event of a listing, the date on which such event occurs. At the end of each calendar year (or the occurrence of a listing), the Company will pay the Investment Adviser an Incentive Fee equal to (A) 15% (which will be increased to 20% in the event of a listing, from the date of such listing) of the difference, if positive, of the sum of the Company’s aggregate realized capital gains, if any, computed net of the Company’s aggregate realized capital losses, if any, and the Company’s aggregate unrealized capital depreciation, in each case from the Initial Drawdown Date (or, following the occurrence (if any) of a listing, from the date on which such event occurs) until the end of such calendar year or listing, as applicable, minus (B) the cumulative amount of Incentive Fees based on capital gains previously paid to the Investment Adviser from the Initial Drawdown Date (or, following the occurrence (if any) of a listing, from the date on which such event occurs) through the end of such calendar year or listing, as applicable. For the avoidance of doubt, unrealized capital appreciation is excluded from the calculation in clause (A), above.

The Company accrues, but does not pay, a portion of the Incentive Fee based on capital gains with respect to net unrealized appreciation. Under GAAP, the Company is required to accrue an Incentive Fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the accrual for the Incentive Fee based on capital gains, the Company considers the cumulative aggregate unrealized capital appreciation in the calculation, since an Incentive Fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then the Company records a capital gains incentive fee equal to 15% (which will be increased to 20% in the event of a listing, from the date of such listing) of such amount, minus the aggregate amount of actual Incentive Fees based on capital gains paid in all prior periods (or, following the occurrence (if any) of a listing, in all prior periods beginning with the date on which such event occurs). If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future.

For the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, the Company accrued an Incentive Fee based on income of $3,512 and $0, respectively. As of December 31, 2018, $3,512 remained payable.

For the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, the Company accrued an Incentive Fee based on capital gains under GAAP of $(77) and $77, respectively, for which none were realized.

Administration and Custodian Fees

The Company has entered into an administration agreement with State Street Bank and Trust Company (the “Administrator”) under which the Administrator provides various accounting and administrative services to the Company. The Company pays the Administrator fees for its services as it determines are commercially reasonable in its sole discretion. The Company also reimburses the Administrator for all reasonable expenses. To the extent that the Administrator outsources any of its functions, the Administrator pays any compensation associated with such functions. The Administrator also serves as the Company’s custodian (the “Custodian”).

For the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, the Company incurred expenses for services provided by the Administrator and the Custodian of $774 and $388, respectively. As of December 31, 2018, $231 remained payable.

Transfer Agent Fees

The Company has entered into a transfer agency agreement (the “Transfer Agency Agreement”), with GS & Co. pursuant to which GS & Co., serves as the Company’s transfer agent (“Transfer Agent”), registrar and disbursing agent. The Company pays the Transfer Agent fees at an annual rate of 0.12% of the average NAV of the Company at the end of the then-current quarter and the prior calendar quarter (and, in the case of the Company’s first quarter, the Company’s NAV as of such quarter-end).

For the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, the Company incurred expenses for services provided by the Transfer Agent of $732 and $281, respectively. As of December 31, 2018, $232 remained payable.

Affiliates

The Company’s investments in affiliates for the year ended December 31, 2018 were as follows:

	Fair Value as of December 31, 2017		Gross Additions(2)	Gross Reductions(3)	Net Realized Gains/ (Losses)	Change in Unrealized Gains/ (Losses)	Fair Value as of December 31, 2018	Dividend, Interest and Other Income
Non-Controlled Affiliates
Goldman Sachs Financial Square Government Fund(1)	$–	(4)	$212,620	$(212,620)	$–	$–	$–	$55
Accuity Delivery Systems, LLC	–		18,584	–	–	898	19,482	810
Collaborative Imaging, LLC	–		14,325	–	–	269	14,594	999
Elah Holdings, Inc.	–		3,163	–	–	–	3,163	–

Total Non-Controlled Affiliates	$–	(4)	$248,692	$(212,620)	$–	$1,167	$37,239	$1,864

(1)	Fund advised by an affiliate of Goldman Sachs.
(2)	Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(3)	Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
(4)	Amount rounds to less than $1.

The Company’s investments in affiliates for the period from January 11, 2017 (commencement of operations) to December 31, 2017 were as follows:

	Fair Value as of January 11, 2017	Gross Additions(2)	Gross Reductions(3)	Net Realized Gains/ (Losses)	Change in Unrealized Gains/ (Losses)	Fair Value as of December 31, 2017		Dividend, Interest and Other Income
Non-Controlled Affiliates
Goldman Sachs Financial Square Government Fund(1)	$–	$277,550	$(277,550)	$–	$–	$–	(4)	$57

Total Non-Controlled Affiliates	$–	$277,550	$(277,550)	$–	$–	$–	(4)	$57

(1)	Fund advised by an affiliate of Goldman Sachs.
(2)	Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(3)	Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
(4)	Amount rounds to less than $1.

Due to Affiliates

The Investment Adviser paid certain general and administrative expenses, including legal expenses, on behalf of the Company in the ordinary course of business. As of December 31, 2018 and December 31, 2017, there were $475 and $270, respectively, included within Accrued expenses and other liabilities, and $0 and $18, respectively, included within Accrued offering costs paid by the Investment Adviser and its affiliates on behalf of the Company.

Co-investment Activity

In certain circumstances, negotiated co-investments by the Company and other funds managed by the Investment Adviser may be made only pursuant to an order from the SEC permitting the Company to do so. On January 4, 2017, the SEC granted GSAM, Goldman Sachs BDC, Inc. (“GS BDC”), Goldman Sachs Private Middle Market

Credit LLC (“GS PMMC”) and the Company exemptive relief (“Exemptive Relief”) that permits the Company to co-invest with GS BDC, GS PMMC and certain other funds that may be managed by GSAM, including the GSAM Credit Alternatives Team in the future, subject to certain terms and conditions in the Exemptive Relief. The GSAM Credit Alternatives Team is comprised of investment professionals dedicated to the Company’s investment strategy and other funds that share a similar investment strategy with the Company, who are responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, negotiating and structuring the Company’s investments and monitoring and servicing the Company’s investments, together with investment professionals who are primarily focused on investment strategies in syndicated, liquid credit. Under the terms of the Exemptive Relief, a “required majority” (as defined in Section 57(o) of the Investment Company Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to the Company and the Company’s stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the then-current investment objectives and strategies of the Company. As a result of the Exemptive Relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolios of GS BDC, GS PMMC and/or other funds established by the GSAM Credit Alternatives Team that could avail themselves of the Exemptive Relief.

4. INVESTMENTS

As of the dates indicated, the Company’s investments (excluding an investment in a money market fund managed by an affiliate of Group Inc. of $0 and an amount less than $1, respectively) consisted of the following:

	December 31, 2018		December 31, 2017
Investment Type	Cost	Fair Value	Cost	Fair Value
1st Lien/Senior Secured Debt	$646,334	$644,913	$199,690	$199,464
1st Lien/Last-Out Unitranche	90,483	90,582	36,998	37,138
2nd Lien/Senior Secured Debt	359,039	353,765	282,376	283,374
Preferred Stock	7,200	8,100	–	–
Common Stock	9,998	9,825	2,460	2,070

Total Investments	$1,113,054	$1,107,185	$521,524	$522,046

As of the dates indicated, the industry composition of the Company’s portfolio at fair value and net assets was as follows:

	December 31, 2018		December 31, 2017
Industry	Fair Value	Net Assets	Fair Value	Net Assets
Internet Software & Services	10.4%	14.1%	14.5%	16.5%
IT Services	8.8	11.8	16.0	18.4
Health Care Providers & Services	8.6	11.6	9.6	10.9
Software	8.5	11.5	4.4	5.0
Diversified Financial Services	7.5	10.1	9.7	11.0
Chemicals	7.2	9.8	13.8	15.8
Media	6.0	8.1	–	–
Health Care Technology	5.6	7.5	3.3	3.7
Professional Services	5.2	7.1	–	–
Road & Rail	3.9	5.3	3.7	4.2
Health Care Equipment & Supplies	3.9	5.3	4.0	4.6
Household Products	3.0	4.0	4.9	5.6
Diversified Telecommunication Services	2.8	3.8	–	–
Insurance	2.8	3.8	–	–
Air Freight & Logistics	2.2	3.0	2.8	3.2
Building Products	2.1	2.8	–	–
Internet Catalog & Retail	1.7	2.3	3.7	4.2
Real Estate Management & Development	1.6	2.2	–	–
Food Products	1.6	2.1	3.8	4.4

	December 31, 2018		December 31, 2017
Industry	Fair Value	Net Assets	Fair Value	Net Assets
Hotels, Restaurants & Leisure	1.4	1.9	2.3	2.6
Beverages	1.0	1.4	–	–
Distributors	1.0	1.3	1.9	2.1
Auto Components	1.0	1.3	–	–
Life Sciences Tools & Services	0.7	1.0	–	–
Commercial Services & Supplies	0.6	0.8	–	–
Containers & Packaging	0.6	0.7	1.6	1.8
Capital Markets	0.3	0.4	–	–

Total	100.0%	135.0%	100.0%	114.0%

As of the dates indicated, the geographic composition of the Company’s portfolio at fair value was as follows:

Geographic	December 31, 2018	December 31, 2017
United States	97.4%	100.0%
Ireland	2.6	–

Total	100.0%	100.0%

5. FAIR VALUE MEASUREMENT

The fair value of a financial instrument is the amount that would be received to sell an asset or would be paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).

The fair value hierarchy under ASC 820 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

Basis of Fair Value Measurement

Level 1 – Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

Level 2 – Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The types of financial instruments in this category include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3 – Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Note 2 “Significant Accounting Policies” should be read in conjunction with the information outlined below.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 2 Instruments.

Level 2 Instruments	Valuation Techniques and Significant Inputs
Equity and Fixed Income

The types of instruments that trade in markets that are not considered to be active but are valued based on quoted market prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency include commercial paper, most government agency obligations, most corporate debt securities, certain mortgage-backed securities, certain bank loans, less liquid publicly listed equities, certain state and municipal obligations, certain money market instruments and certain loan commitments.

Valuations of Level 2 Equity and Fixed Income instruments can be verified to quoted prices, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. Consideration is given to the nature of the quotations (e.g. indicative or firm) and the relationship of recent market activity to the prices provided from alternative pricing sources.

Derivative Contracts	OTC derivatives (both centrally cleared and bilateral) are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources with reasonable levels of price transparency. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

The table below presents the valuation techniques and the nature of significant inputs generally used in determining the fair value of Level 3 Instruments.

Level 3 Instruments	Valuation Techniques and Significant Inputs
Bank Loans, Corporate Debt, and Other Debt Obligations	Valuations are generally based on discounted cash flow techniques, for which the significant inputs are the amount and timing of expected future cash flows, market yields and recovery assumptions. The significant inputs are generally determined based on relative value analyses, which incorporate comparisons both to credit default swaps that reference the same underlying credit risk and to other debt instruments for the same issuer for which observable prices or broker quotes are available. Other valuation methodologies are used as appropriate including market comparables, transactions in similar instruments and recovery/liquidation analysis.
Equity

Recent third-party investments or pending transactions are considered to be the best evidence for any change in fair value. When these are not available, the following valuation methodologies are used, as appropriate and available:

•  Transactions in similar instruments;

•  Discounted cash flow techniques;

•  Third party appraisals; and

•  Industry multiples and public comparables.

Evidence includes recent or pending reorganizations (for example, merger proposals, tender offers and debt restructurings) and significant changes in financial metrics, including:

•  Current financial performance as compared to projected performance;

•  Capitalization rates and multiples; and

•  Market yields implied by transactions of similar or related assets.

The tables below present the ranges of significant unobservable inputs used to value the Company’s Level 3 assets and liabilities as of December 31, 2018 and December 31, 2017. These ranges represent the significant unobservable inputs that were used in the valuation of each type of instrument, but they do not represent a range of values for any one instrument. For example, the lowest yield in 1st Lien/Senior Secured Debt is appropriate for valuing that specific debt investment, but may not be appropriate for valuing any other debt investments in this asset class. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 assets and liabilities.

Level 3 Instruments	Level 3 Assets as of December 31, 2018(1)	Significant Unobservable Inputs by Valuation Techniques(2)	Range(3) of Significant Unobservable Inputs (Weighted Average(4)) as of December 31, 2018
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured Debt	Discounted cash flows:	8.4% – 13.0% (9.9%)
	$499,548	• Discount Rate
	1st Lien/Last-Out Unitranche	Discounted cash flows:	9.3% – 10.9% (10.6%)
	$90,582	• Discount Rate
	2nd Lien/Senior Secured Debt	Discounted cash flows:	10.8% – 16.5% (11.5%)
	$227,093	• Discount Rate
Equity	Preferred Stock	Comparable multiples:	4.0x – 27.6x (18.9x)
	$5,400	• EV/EBITDA(5)
	Common Stock	Discounted cash flows:	14.6% – 31.0% (24.5%)
	$6,750	• Discount Rate

		Comparable multiples:	8.4x – 13.0x (11.7x)
• EV/EBITDA(5)

(1)	Included within Level 3 Assets of $1,053,536 is an amount of $224,163 for which the Investment Adviser did not develop the unobservable inputs (examples include single source broker quotations, third party pricing, and prior transactions).
(2)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.
(3)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.
(4)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(5)	Enterprise value of portfolio company as a multiple of earnings before interest, taxes, depreciation and amortization (“EBITDA”).

Level 3 Instruments	Level 3 Assets as of December 31, 2017(1)	Significant Unobservable Inputs by Valuation Techniques(2)	Range(3) of Significant Unobservable Inputs (Weighted Average(4)) as of December 31, 2017
Bank Loans, Corporate Debt, and Other Debt Obligations	1st Lien/Senior Secured Debt	Discounted cash flows:	8.9% – 12.7% (11.1%)
	$106,250	• Discount Rate
	1st Lien/Last-Out Unitranche	Discounted cash flows:	10.7% –11.3% (10.9%)
	$37,138	• Discount Rate
	2nd Lien/Senior Secured Debt	Discounted cash flows:	9.9% – 11.8% (10.9%)
	$142,430	• Discount Rate
Equity	Common Stock	Comparable multiples:	1.4x – 11.2x (2.7x)
	$2,070	• EV/Revenue

		Comparable multiples:	8.4x – 15.3x (12.1x)
• EV/EBITDA(5)

(1)	Included within Level 3 Assets of $465,453 is an amount of $177,565 for which the Investment Adviser did not develop the unobservable inputs (examples include single source broker quotations, third party pricing, and prior transactions).
(2)	The fair value of any one instrument may be determined using multiple valuation techniques. For example, market comparable and discounted cash flows may be used together to determine fair value. Therefore, the Level 3 balance encompasses both of these techniques.

(3)	The range for an asset category consisting of a single investment represents the relevant market data considered in determining the fair value of the investment.
(4)	Weighted average for an asset category consisting of multiple investments is calculated by weighting the significant unobservable input by the relative fair value of the investment. Weighted average for an asset category consisting of a single investment represents the significant unobservable input used in the fair value of the investment.
(5)	Enterprise value of portfolio company as a multiple of EBITDA.

As noted above, the income and market approaches were used in the determination of fair value of certain Level 3 assets as of December 31, 2018 and December 31, 2017. The significant unobservable inputs used in the income approach are the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. An increase in the discount rate or market yield would result in a decrease in the fair value. Included in the consideration and selection of discount rates is risk of default, rating of the investment, call provisions and comparable company investments. The significant unobservable inputs used in the market approach are based on market comparable transactions and market multiples of publicly traded comparable companies. Increases or decreases in market comparable transactions or market multiples would result in an increase or decrease, respectively, in the fair value.

The following is a summary of the Company’s assets and liabilities categorized within the fair value hierarchy as of December 31, 2018:

Investments – Assets	Level 1	Level 2	Level 3	Total
1st Lien/Senior Secured Debt	$–	$–	$644,913	$644,913
1st Lien/Last-Out Unitranche	–	–	90,582	90,582
2nd Lien/Senior Secured Debt	–	53,649	300,116	353,765
Preferred Stock	–	–	8,100	8,100
Common Stock	–	–	9,825	9,825
Affiliated Money Market Fund	–	–	–	–

Total	$–	$53,649	$1,053,536	$1,107,185

Derivatives	Level 1	Level 2	Level 3	Total
Foreign currency forward contracts (asset)(1)	$–	$122	$–	$122

Total	$–	$122	$–	$122

(1)	Amounts disclosed represent the unrealized appreciation on the foreign currency forward contracts.

The following is a summary of the Company’s assets categorized within the fair value hierarchy as of December 31, 2017:

Assets	Level 1		Level 2	Level 3	Total
1st Lien/Senior Secured Debt	$–		$–	$199,464	$199,464
1st Lien/Last-Out Unitranche	–		–	37,138	37,138
2nd Lien/Senior Secured Debt	–		56,593	226,781	283,374
Common Stock	–		–	2,070	2,070
Affiliated Money Market Fund	–	(1)	–	–	–	(1)

Total assets	$–	(1)	$56,593	$465,453	$522,046

(1)	Amount rounds to less than $1.

The Company did not hold any derivative instruments as of December 31, 2017.

The following is a reconciliation of Level 3 assets for the year ended December 31, 2018:

Level 3	Beginning Balance as of January 1, 2018	Purchases(1)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(2)	Sales and Settlements(1)	Net Amortization of Premium/ Discount	Transfers In	Transfers Out	Ending Balance as of December 31, 2018
1st Lien/Senior Secured Debt	$199,464	$468,855	$(24)	$(1,196)	$(23,588)	$1,402	$–	$–	$644,913
1st Lien/Last-Out Unitranche	37,138	74,739	–	(40)	(22,139)	884	–	–	90,582
2nd Lien/Senior Secured Debt	226,781	110,913	–	(3,123)	(42,893)	1,220	7,218	–	300,116
Preferred Stock	–	7,200	–	900	–	–	–	–	8,100
Common Stock	2,070	8,038	1,291	217	(1,791)	–	–	–	9,825

Total assets	$465,453	$669,745	$1,267	$(3,242)	$(90,411)	$3,506	$7,218	$–	$1,053,536

(1)	Purchases may include PIK and securities received in corporate actions and restructurings. Sales and Settlements may include securities delivered in corporate actions and restructuring of investments.
(2)	Change in unrealized appreciation (depreciation) relating to assets still held at December 31, 2018 totaled $(3,075), consisting of the following: 1st Lien/Senior Secured Debt $(1,196), 1st Lien/Last-Out Unitranche $91, 2nd Lien/Senior Secured Debt $(3,087), Preferred Stock $900 and Common Stock $217.

The following is a reconciliation of Level 3 assets for the period from January 11, 2017 (commencement of operations) to December 31, 2017:

Level 3	Beginning Balance as of January 11, 2017 (commencement of operations)	Purchases(1)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)(2)	Sales and Settlements(1)	Net Amortization of Premium/ Discount	Transfers In	Transfers Out	Ending Balance as of December 31, 2017
1st Lien/Senior Secured Debt	$–	$214,865	$(7)		$(225)	$(15,446)	$277	$–	$–	$199,464
1st Lien/Last-Out Unitranche	–	37,008	–		140	(80)	70	–	–	37,138
2nd Lien/Senior Secured Debt	–	226,532	–		54	–	195	–	–	226,781
Common Stock	–	2,460	–		(390)	–	–	–	–	2,070

Total assets	$–	$480,865		$(7)	$(421)	$(15,526)	$542	$–	$–	$465,453

(1)	Purchases may include PIK and securities received in corporate actions and restructurings. Sales and Settlements may include securities delivered in corporate actions and restructuring of investments.
(2)	Change in unrealized appreciation (depreciation) relating to assets still held at December 31, 2017 totaled $(421), consisting of the following: 1st Lien/Senior Secured Debt $(225), 1st Lien/Last-Out Unitranche $140, 2nd Lien/Senior Secured Debt $54 and Common Stock $(390).

Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. For the year ended December 31, 2018, transfers from Level 2 to Level 3 were primarily due to decreased price transparency. For the period from January 11, 2017 (commencement of operations) to December 31, 2017, there were no transfers between levels.

Debt Not Carried at Fair Value

The fair value of the Company’s debt, which would have been categorized as Level 3 within the fair value hierarchy as of December 31, 2018 and December 31, 2017, approximates its carrying value.

6. DEBT

In accordance with the Investment Company Act, with certain exceptions, the Company is currently allowed to borrow amounts such that its asset coverage ratio, as defined in the Investment Company Act, is at least 200%

after such borrowing (or 150% if certain requirements are met). As of December 31, 2018 and December 31, 2017, the Company’s asset coverage ratio based on the aggregate amount outstanding of senior securities was 381% and 839%, respectively.

The Company’s outstanding debt as of December 31, 2018 and December 31, 2017 was as follows:

	As of
	December 31, 2018			December 31, 2017
	Aggregate Borrowing Amount Committed	Amount Available	Carrying Value(3)	Aggregate Borrowing Amount Committed	Amount Available	Carrying Value
SunTrust Revolving Credit Facility(1)(2)	$600,000	$314,401	$286,189	$275,000	$213,000	$62,000

Total Debt	$600,000	$314,401	$286,189	$275,000	$213,000	$62,000

(1)	The Company may borrow amounts in USD or certain other permitted currencies. As of December 31, 2018, the Company had outstanding borrowings denominated in USD of $231,250 and in Euros (EUR) of EUR 47,950. As of December 31, 2017, all outstanding borrowings were in USD.
(2)	Provides, under certain circumstances, a total borrowing capacity of $800,000.
(3)	Debt outstanding denominated in currencies other than USD have been converted to USD using the applicable foreign currency exchange rate as of December 31, 2018.

The combined weighted average interest rate of the aggregate borrowings outstanding for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017 were 4.20% and 3.66%, respectively.

HSBC Revolving Credit Facility

The Company entered into the HSBC Revolving Credit Facility on March 15, 2017 with HSBC Bank USA, National Association, as administrative agent (the “Administrative Agent”) and a lender.

On April 12, 2017, the Company amended the HSBC Revolving Credit Facility to, among other things, increase the maximum committed principal amount of the HSBC Revolving Credit Facility by $90,000 to $200,000.

On September 11, 2017, the Company repaid in full all indebtedness, liabilities and other obligations under, and terminated, the HSBC Revolving Credit Facility. In connection with the termination of the HSBC Revolving Credit Facility, all liens on collateral securing the HSBC Revolving Credit Facility were released.

The maximum principal amount of the HSBC Revolving Credit Facility was subject to availability under the “Borrowing Base”. The Borrowing Base was calculated based on the unfunded capital commitments of the investors meeting various eligibility requirements (subject to investor concentration limits) multiplied by specified advance rates.

Interest rates on obligations under the HSBC Revolving Credit Facility were based on prevailing London Interbank Offered Rate (“LIBOR”) for one, two- or three- months or an Alternate Base Rate (the greater of (i) the prime rate of the Administrative Agent and (ii) the federal funds rate plus 2.00%) (“ABR”), plus, in each case, 1.80% per annum. The Company had the ability to elect either LIBOR or ABR at the time of draw-down, and loans could have been converted from one rate to another at any time, subject to certain conditions.

Amounts drawn under the HSBC Revolving Credit Facility could have been prepaid at any time without premium or penalty, subject to applicable breakage costs. Loans were subject to mandatory prepayment for amounts exceeding the Borrowing Base or the lenders’ aggregate commitment and to the extent required to comply with the Investment Company Act, as applied to BDCs. Transfers of interests in the Company by investors were subject to certain restrictions under the HSBC Revolving Credit Facility and could have triggered mandatory prepayment obligations.

The HSBC Revolving Credit Facility was secured by a perfected first priority security interest in the unfunded capital commitments of the Company’s investors (with certain exceptions) and the proceeds thereof, including assignment of the right to make capital calls, receive and apply capital contributions, and enforce remedies and claims related thereto, and a pledge of the collateral account into which capital call proceeds are deposited. Additionally, under the HSBC Revolving Credit Facility, the lenders were able to directly require stockholders to fund their capital commitments, but lenders could not seek recourse against a stockholder in excess of such stockholder’s obligation to contribute capital to the Company.

The HSBC Revolving Credit Facility contained customary representations, warranties, and affirmative and negative covenants on the Company, including without limitation treatment as a RIC under the Code and as a BDC under the Investment Company Act and restrictions on certain operations, including without limitation certain distributions. The HSBC Revolving Credit Facility included customary conditions precedent to draw-down of loans and customary events of default. The Company was in compliance with these covenants.

Costs of $712 were incurred in connection with obtaining, amending and terminating the HSBC Revolving Credit Facility. The cost incurred in connection with obtaining and amending the HSBC Revolving Credit Facility were recorded as deferred financing costs on the Consolidated Statements of Assets and Liabilities and were amortized over the life of the HSBC Revolving Credit Facility using the straight-line method. As of December 31, 2018 and December 31, 2017, outstanding deferred financing costs were $0 and $0, respectively.

The summary information of the HSBC Revolving Credit Facility for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017 is as follows:

	For the Year Ended December 31, 2018		For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Borrowing interest expense	$	N/A	$200
Facility fees		N/A	304
Amortization of financing costs		N/A	710

Total	$	N/A	$1,214

Weighted average interest rate		N/A	3.27%
Average outstanding balance	$	N/A	$12,392	*#

*	Average outstanding debt balance was calculated beginning on March 15, 2017, the date on which the Company entered into the HSBC Revolving Credit Facility.
#	Average outstanding debt balance was calculated ending on September 11, 2017, the date on which the Company terminated the HSBC Revolving Credit Facility.

SunTrust Revolving Credit Facility

On September 11, 2017, the Company entered into the SunTrust Revolving Credit Facility with various lenders. SunTrust Bank serves as administrative agent and Bank of America, N.A. serves as syndication agent.

On April 6, 2018, the Company exercised its right under the accordion feature and increased the size of the SunTrust Revolving Credit Facility to $400,000 on a committed basis.

On August 20, 2018, the Company exercised its right under the accordion feature and increased the size of the SunTrust Revolving Credit Facility to $500,000 on a committed basis.

On September 17, 2018, the Company entered into the first amendment to the SunTrust Revolving Credit Facility pursuant to which the maximum size of the SunTrust Revolving Credit Facility under the accordion feature was increased from $500,000 to $800,000. Also, on September 17, 2018, the Company exercised its right under the accordion feature and increased the size of the SunTrust Revolving Credit Facility to $600,000 on a committed basis.

Borrowings under the SunTrust Revolving Credit Facility, including amounts drawn in respect of letters of credit, bear interest (at the Company’s election) of either the Adjusted LIBO Rate (as defined in the SunTrust Revolving Credit Facility) plus the Applicable Margin (as defined in the SunTrust Revolving Credit Facility) or the Applicable Margin plus the higher of the Prime Rate (as defined in the SunTrust Revolving Credit Facility), Federal Funds Effective Rate (as defined in the SunTrust Revolving Credit Facility) plus 0.5% or overnight LIBOR plus 1.0%. Interest is payable quarterly in arrears or as defined in the SunTrust Revolving Credit Facility. The Company pays a fee of 0.375% per annum on committed but undrawn amounts under the SunTrust Revolving Credit Facility, payable quarterly in arrears. Any amounts borrowed under the Revolving Credit Facility will mature, and all accrued and unpaid interest will be due and payable, on September 13, 2021.

The SunTrust Revolving Credit Facility is a multicurrency facility, and as of December 31, 2018, total commitments under the SunTrust Revolving Credit Facility were $600,000. The accordion feature of the SunTrust Revolving Credit Facility allows the Company, subject to the satisfaction of various conditions, to bring total commitments under the SunTrust Revolving Credit Facility to $800,000.

The SunTrust Revolving Credit Facility may be guaranteed by certain of the Company’s subsidiaries that are formed or acquired by the Company in the future (collectively, the “Guarantors”). Proceeds from borrowings may be used for general corporate purposes, including the funding of portfolio investments.

The Company’s obligations to the lenders under the SunTrust Revolving Credit Facility are secured by a first priority security interest in substantially all of the Company’s portfolio of investments and cash, with certain exceptions. The SunTrust Revolving Credit Facility contains certain customary covenants, including: (i) maintaining a minimum shareholder’s equity, (ii) maintaining an asset coverage ratio of at least 2 to 1, (iii) maintaining a minimum liquidity test of at least 15% of the “covered debt amount” during any period when the “adjusted covered debt balance” is greater than 85% of the “adjusted borrowing base,” as such quoted terms are defined in the SunTrust Revolving Credit Facility and (iv) restrictions on industry concentrations in the Company’s investment portfolio.

The SunTrust Revolving Credit Facility also includes customary representations and warranties, conditions precedent to funding of draws and events of default (including a change in control event of default trigger).

Costs of $4,451 were incurred in connection with obtaining and amending the SunTrust Revolving Credit Facility and exercising its right under the accordion feature, which have been recorded as deferred financing costs on the Consolidated Statements of Assets and Liabilities and are being amortized over the life of the SunTrust Revolving Credit Facility using the straight-line method. As of December 31, 2018 and December 31, 2017, outstanding deferred financing costs were $3,233 and $2,860, respectively.

The summary information of the SunTrust Revolving Credit Facility for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017 is as follows:

	For the Year Ended December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Borrowing interest expense	$8,988	$421
Facility fees	885	295
Amortization of financing costs	983	237

Total	$10,856	$953

Weighted average interest rate	4.20%	3.88%
Average outstanding balance	$213,762	$35,429	*

*	Average outstanding debt balance was calculated beginning on September 11, 2017, the date on which the Company entered into the SunTrust Revolving Credit Facility.

7. DERIVATIVES

The Company enters into foreign currency forward contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies.

In order to better define its contractual rights and to secure rights that will help the Company mitigate its counterparty risk, the Company may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Company and a counterparty that governs OTC derivatives, including foreign currency forward contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Company and cash collateral received from the counterparty, if any, is included in the Consolidated Statement of Assets and Liabilities as due to/due from a broker. The Company minimizes counterparty credit risk by only entering into agreements with counterparties that they believe to be in good standing and by monitoring the financial stability of those counterparties.

For the period from August 8, 2018 to December 31, 2018, the Company’s average U.S. dollars notional exposure to foreign currency forward contracts was $4,405. The Company did not hold any derivative instruments prior to August 8, 2018.

The following table sets forth the Company’s net exposure to foreign currency forward contracts that are subject to ISDA Master Agreements or similar agreements as of December 31, 2018.

Counterparty	Gross Amount of Assets on the Consolidated Statements of Assets and Liabilities	Gross Amount of (Liabilities) on the Consolidated Statements of Assets and Liabilities	Net Amount of Assets or (Liabilities) Presented on the Consolidated Statements of Assets and Liabilities	Collateral (Received) Pledged(1)	Net Amounts(2)
Bank of America, N.A.	$122	$–	$122	$–	$122

Total	$122	$–	$122	$–	$122

(1)	Amount excludes excess cash collateral paid.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual setoff rights under the agreement. Net amount excludes any over-collateralized amounts.

The Company did not hold any derivative instruments as of December 31, 2017.

The effect of transactions in derivative instruments to the Consolidated Statements of Operations during the year ended December 31, 2018 was as follows:

For the Year Ended December 31, 2018
Net realized gain (loss) on foreign currency forward contracts	$1
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	122

Total net realized and unrealized gains (losses) on foreign currency forward contracts	$123

The Company did not hold any derivative instruments during the period from January 11, 2017 (commencement of operations) to December 31, 2017.

8. COMMITMENTS AND CONTINGENCIES

Capital Commitments

The Company had aggregate capital commitments and undrawn capital commitments from investors as follows as of the dates indicated:

	December 31, 2018			December 31, 2017
	Capital Commitments	Unfunded Capital Commitments	% of Capital Commitments Funded	Capital Commitments	Unfunded Capital Commitments	% of Capital Commitments Funded
Common Stock	$1,035,043	$207,078	80%	$1,035,203	$569,334	45%

Portfolio Company Commitments

The Company may enter into investment commitments either verbally or through signed commitment letters which in certain circumstances may be disclosed by the Company. In many circumstances, borrower acceptance and final terms are subject to transaction-related contingencies. These are disclosed as commitments upon execution of a final agreement. to fund investments. As of December 31, 2018, the Company believed that it had adequate financial resources to satisfy its unfunded commitments. The Company had the following unfunded commitments by investment types as of the dates indicated:

	December 31, 2018			December 31, 2017
	Commitment Expiration Date(1)	Unfunded Commitment	Fair Value(2)	Commitment Expiration Date(1)	Unfunded Commitment	Fair Value(2)
1st Lien/Senior Secured Debt
Bullhorn, Inc.	–	$–	$–	11/21/2018	$5,994	$(30)
Picture Head Midco LLC	3/31/2019	3,620	(72)	–	–	–
Continuum Managed Services LLC	–	–	–	6/8/2019	1,626	(41)
FWR Holding Corporation	–	–	–	8/21/2019	3,162	(79)
VRC Companies, LLC	9/27/2019	1,238	(12)	–	–	–
Businessolver.com, Inc.	5/15/2020	3,350	(68)	–	–	–
SPay, Inc.	6/15/2020	8,069	(204)	–	–	–
Hygiena Borrower LLC	6/29/2020	808	(16)	–	–	–
Diligent Corporation	8/3/2020	354	(4)	–	–	–
Gastro Health Holdco, LLC	9/4/2020	7,146	(144)	–	–	–
Diligent Corporation	12/19/2020	13,670	(171)	–	–	–
Associations, Inc.	7/30/2021	2,696	(27)	–	–	–
Netvoyage Corporation	3/24/2022	610	(8)	3/24/2022	610	(11)
VRC Companies, LLC	3/31/2022	122	(1)	–	–	–
Diligent Corporation	4/14/2022	1,080	(14)	–	–	–
Continuum Managed Services LLC	6/8/2022	2,000	(40)	6/8/2022	2,000	(50)
DDS USA Holding, Inc.	6/30/2022	1,533	(12)	–	–	–
Xactly Corporation	7/29/2022	2,177	(33)	7/29/2022	2,177	(43)
Hygiena Borrower LLC	8/26/2022	550	(11)	–	–	–
Lithium Technologies, Inc.	10/3/2022	3,448	(69)	10/3/2022	1,983	(44)
Bullhorn, Inc.	–	–	–	11/21/2022	815	(16)
Datto, Inc.	12/7/2022	3,529	(26)	12/7/2022	3,407	(68)
Businessolver.com, Inc.	5/15/2023	2,256	(45)	–	–	–
Integral Ad Science, Inc.	7/19/2023	2,586	(52)	–	–	–
FWR Holding Corporation	8/21/2023	941	(19)	8/21/2023	1,318	(33)
Picture Head Midco LLC	8/31/2023	2,509	(51)	–	–	–
Gastro Health Holdco, LLC	9/4/2023	2,900	(58)	–	–	–
Empirix, Inc.	9/25/2023	1,800	(32)	–	–	–
SPay, Inc.	6/17/2024	435	(11)	–	–	–
Associations, Inc.	7/30/2024	836	(8)	–	–	–
Fenergo Finance 3 Limited(3)	9/5/2024	2,521	(87)	–	–	–
Fenergo Finance 3 Limited	9/5/2024	1,683	(34)	–	–	–
iCIMS, Inc.	9/12/2024	2,662	(53)	–	–	–
MMIT Holdings, LLC	11/15/2024	3,620	(72)	–	–	–
Wrike, Inc.	12/31/2024	2,300	(46)	–	–	–

	December 31, 2018			December 31, 2017
	Commitment Expiration Date(1)	Unfunded Commitment	Fair Value(2)	Commitment Expiration Date(1)	Unfunded Commitment	Fair Value(2)
Apptio, Inc.	1/10/2025	3,097	–
Apptio, Inc.	1/10/2025	37,161	–

Total 1st Lien/Senior Secured Debt		$123,307	$(1,500)		$23,092	$(415)

1st Lien/Last-Out Unitranche
Intelligent Document Solutions, Inc.	2/28/2020	$7,880	$(236)	–	$–	$–

Total 1st Lien/Last-Out Unitranche		$7,880	$(236)		$–	$–

2nd Lien/Senior Secured Debt
ICP Industrial, Inc.	–	$–	$–	11/4/2019	5,400	(135)
RSC Acquisition, Inc.	3/5/2020	6,100	(61)	–	–	–
USRP Holdings, Inc.	3/29/2020	816	(10)	–	–	–
Chase Industries, Inc.	5/11/2020	6,100	(198)	–	–	–
Hygiena Borrower LLC	6/29/2020	823	(15)	–	–	–
Genesis Acquisition Co.	7/31/2020	2,469	(69)	–	–	–

Total 2nd Lien/Senior Secured Debt		$16,308	$(353)		$5,400	$(135)

Total		$147,495	$(2,089)		$28,492	$(550)

(1)	Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.
(2)	A negative fair value was reflected as investments, at fair value in the Consolidated Statements of Assets and Liabilities. The negative fair value is the result of the capitalized discount on the loan.
(3)	Unfunded commitments denominated in currencies other than U.S. dollars have been converted to U.S. dollars using the applicable foreign currency exchange rate as of December 31, 2018.

Contingencies

In the normal course of business, the Company enters into contracts that provide a variety of general indemnifications. Any exposure of the Company under these arrangements could involve future claims that may be made against the Company. Currently, no such claims exist or are expected to arise and, accordingly, the Company has not accrued any liability in connection with such indemnifications.

9. NET ASSETS

Capital Drawdowns

The following table summarizes the total shares issued and proceeds received related to capital drawdowns delivered pursuant to the Subscription Agreements for the year ended December 31, 2018:

Share Issue Date	Shares Issued	Proceeds Received
March 26, 2018	2,700,602	$51,856
June 25, 2018	2,689,865	51,620
September 27, 2018	8,011,747	154,825
December 27, 2018	5,354,207	103,795

Total capital drawdowns	18,756,421	$362,096

The following table summarizes the total shares issued and proceeds received related to capital drawdowns delivered pursuant to the Subscription Agreements for the period from January 11, 2017 (commencement of operations) to December 31, 2017:

Share Issue Date	Shares Issued	Proceeds Received
January 30, 2017	1,520,857	$30,417
February 27, 2017	30,240	585
March 24, 2017	3,226,393	61,929
April 27, 2017	390,953	7,511
June 26, 2017	5,202,980	100,051
July 27, 2017	4,221,946	80,469
September 25, 2017	4,849,366	93,132
October 27, 2017	2,120,202	40,240
December 26, 2017	2,685,522	51,535

Total capital drawdowns	24,248,459	$465,869

Distributions

The following table reflects the distributions declared on shares of the Company’s common stock for the year ended December 31, 2018:

Date Declared	Record Date	Payment Date	Amount Per Share
March 1, 2018	March 15, 2018	April 30, 2018	$0.43
May 3, 2018	June 15, 2018	July 31, 2018	$0.43
August 2, 2018	September 14, 2018	October 31, 2018	$0.43
October 31, 2018	December 14, 2018	January 23, 2019	$0.43

The following table reflects the distributions declared on shares of the Company’s common stock for the period from January 11, 2017 (commencement of operations) to December 31, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share
May 4, 2017	June 15, 2017	August 15, 2017	$0.43
August 3, 2017	September 15, 2017	October 31, 2017	$0.43
November 1, 2017	December 15, 2017	January 23, 2018	$0.43

10. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted earnings per share for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017:

	For the Year Ended December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Numerator for basic and diluted earnings per share—increase in net assets resulting from operations	$50,879	$10,029
Denominator for basic and diluted earnings per share—the weighted average shares outstanding	29,908,301	10,739,306
Basic and diluted earnings (loss) per share	$1.70	$0.93

Diluted earnings per share equal basic earnings per share because there were no common share equivalents outstanding during the period presented.

11. TAX INFORMATION

The tax character of distributions for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, were as follows:

	For the Year Ended December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Distributions paid from:
Ordinary Income	$50,423	$17,770
Net Long-Term Capital Gains	$526	$–

Total Taxable Distributions	$50,949	$17,770

As of December 31, 2018 and December 31, 2017, the components of Accumulated Earnings (Losses) on a tax basis were as follows:

	December 31, 2018	December 31, 2017
Undistributed Ordinary Income—net	$–	$–
Undistributed Long-Term Capital Gains	$–	$–

Total Undistributed Earnings	$–	$–

Timing Differences (Distribution Payable, Post October Currency Loss Deferral)	$(2,070)	$(6,878)
Unrealized Earnings (Losses)—net	$(5,302)	$522

Total Accumulated Earnings (Losses)—net	$(7,372)	$(6,356)

As of December 31, 2018 and December 31, 2017, the Company’s aggregate unrealized appreciation and depreciation on investments based on cost for U.S. federal income tax purposes were as follows:

	December 31, 2018	December 31, 2017
Tax cost	$1,113,201	$521,524
Gross unrealized appreciation	$3,239	$1,400
Gross unrealized depreciation	$(8,541)	$(878)

Net unrealized appreciation/(depreciation)	$(5,302)	$522

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to net mark to market gains/(losses) on foreign currency contracts, differences in the tax treatment of underlying fund investments, and material modification of debt securities.

In order to present certain components of the Company’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Company’s accounts. These reclassifications have no impact on the net asset value of the Company and result primarily from certain non-deductible expenses, and differences in the tax treatment of underlying fund investments. For the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, the Company reclassified $946 and $(1,385), respectively, from distributable earnings to paid-in capital in excess of par.

The following reconciles net increase in net assets resulting from operations to taxable income for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017:

	For the Year Ended December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Net increase in net assets resulting from operations	$50,879	$10,029
Adjustments:
Net unrealized loss (gain)	5,678	(522)
Income not currently taxable	(1,366)	–
Income for tax but not book	151	–
Expenses not currently deductible	314	1,894
Expenses for tax but not for book	–	–
Realized gain (loss) differences	25	–
Taxable income net of capital loss carryforward	$55,681	$11,401
Capital loss carryforward	–	–

Taxable income(1)	$55,681	$11,401

(1)	Taxable income is an estimate and is not fully determined until the Company’s tax return is filed

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance on the accounting for and disclosure of uncertainty in tax position. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Based on its analysis of its tax position for all open tax years (the current year, as applicable), the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740. Such open tax year remains subject to examination and adjustment by tax authorities.

12. FINANCIAL HIGHLIGHTS

Below is the schedule of financial highlights of the Company for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017:

	For the Year Ended December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017
Per Share Data:(1)
NAV, beginning of period	$18.89	$20.00
Net investment income (loss)	1.87	0.89
Net realized and unrealized gains (losses)(2)	0.06	(0.71)
Income tax provision, realized and unrealized gains	(0.03)	–

Net increase (decrease) in net assets resulting from operations(2)	1.90	0.18
Distributions declared from net investment income(3)	(1.72)	(1.29)

Total increase (decrease) in net assets	0.18	(1.11)

NAV, end of period	$19.07	$18.89

Shares outstanding, end of period	43,004,880	24,248,459
Weighted average shares outstanding	29,908,301	10,739,306
Total return based on NAV(4)	10.06%	0.90%

	For the Year Ended December 31, 2018	For the period from January 11, 2017 (commencement of operations) to December 31, 2017

Ratio/Supplemental Data (all amounts in thousands except ratios):
Net assets, end of period	$820,154	$458,128
Ratio of net expenses to average net assets	4.98%	5.18%	(5)
Ratio of expenses (without incentive fees and interest and other debt expenses) to average net assets	2.47%	4.15%	(5)
Ratio of interest and other debt expenses to average net assets	1.91%	1.09%	(5)
Ratio of incentive fees to average net assets	0.60%	0.04%	(5)
Ratio of total expenses to average net assets	4.98%	5.28%	(5)
Ratio of net investment income (loss) to average net assets	9.83%	4.84%	(5)
Average debt outstanding	$213,762	$21,228	(6)
Average debt per share(7)	$7.15	$1.98
Portfolio turnover	11%	7%

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.
(2)	For the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017, the amount shown may not correspond with the aggregate amount for the period as it includes the effect of the timing of the distribution.
(3)	The per share data for distributions declared reflects the actual amount of distributions declared per share for the applicable period.
(4)	Total return based on NAV is calculated as the change in NAV per share during the period plus dividends declared per share, divided by the beginning NAV per share.
(5)	Annualized, except for, as applicable, unvested Incentive Fees and certain operating expenses.
(6)	Average outstanding debt balance was calculated beginning on March 15, 2017, the date on which the Company entered into the HSBC Revolving Credit Facility.
(7)	Average debt per share is calculated as average debt outstanding divided by the weighted average shares outstanding during the applicable period.

13. SELECTED QUARTERLY FINANCIAL DATA (Unaudited)

The following are the quarterly results of operations for each quarter during the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Investment income	$29,057	$22,646	$17,301	$15,230
Expenses:
Total expenses	12,304	7,053	4,694	4,260
Less: Management fees waiver	–	–	–	–

Net expenses	12,304	7,053	4,694	4,260

Net investment income (loss) before taxes	16,753	15,593	12,607	10,970
Income tax expense, including excise tax	4	–	–	–

Net investment income (loss) after taxes	16,749	15,593	12,607	10,970

Net realized and unrealized gains (losses)	(4,050)	(656)	(1,199)	1,624
(Provision) benefit for taxes on realized and unrealized gains	(182)	(205)	1	(373)

Net increase in net assets resulting from operations after tax	$12,517	$14,732	$11,409	$12,221

Net investment income per share (basic and diluted)	$0.44	$0.52	$0.46	$0.45

Earnings per share (basic and diluted)	$0.33	$0.49	$0.42	$0.50

Weighted average shares outstanding	37,941,663	29,987,263	27,126,415	24,428,499

	Quarter Ended
	December 31, 2017	September 30, 2017	June 30, 2017	For the period from January 11, 2017 (commencement of operations) to March 31, 2017
Investment income	$10,774	$6,424	$2,288	$359
Expenses:
Total expenses	3,850	2,670	2,045	1,969
Less: Management fees waiver	–	–	–	(203)

Net expenses	3,850	2,670	2,045	1,766

Net investment income (loss) before taxes	6,924	3,754	243	(1,407)
Income tax expense, including excise tax	–	–	–	–

Net investment income (loss) after taxes	6,924	3,754	243	(1,407)

Net realized and unrealized gains (losses)	94	174	15	232

Net increase in net assets resulting from operations after tax	$7,018	$3,928	$258	$(1,175)

Net investment income per share (basic and diluted)	$0.33	$0.27	$0.05	$(0.94)

Earnings per share (basic and diluted)	$0.33	$0.29	$0.05	$(0.79)

Weighted average shares outstanding	21,138,892	13,716,473	5,342,620	1,494,768

The sum of quarterly per share amounts may not equal per share amounts reported for the year ended December 31, 2018 and the period ended December 31, 2017. This is due to changes in the number of weighted average shares outstanding and the effects of rounding for each period.

14. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated through the date the consolidated financial statements were issued. Other than the items discussed below, the Company has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

On February 28, 2019, the Board of Directors declared a distribution of $0.43 per share payable on April 30, 2019 to stockholders of record as of March 15, 2019.

Goldman Sachs Middle Market Lending Corp. — Tax Information (unaudited)

During the year ended December 31, 2018, the Company designated 97.12% of its distributions from net investment income and short-term gains as interest-related dividends and short-term capital gain dividends, pursuant to Section 871(k) of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, the Company designated $526,538 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2018.

GOLDMAN SACHS BDC, INC.

% Notes due 20

PROSPECTUS

[Joint Book-Running Managers]

[•]

, 2020

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial Statements

The following financial statements are provided in Part A of this Registration Statement for Goldman Sachs BDC, Inc. (the “Registrant” or the “Company”):

Goldman Sachs BDC, Inc. Financial Statements for the fiscal years ended December 31, 2018, 2017 and 2016

The following financial statements are provided in Part A of this Registration Statement for Goldman Sachs Middle Market Lending Corp.:

Goldman Sachs Middle Market Lending Corp. Financial Statements for the fiscal year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017

Report of Independent Registered Public Accounting Firm	F-161
Consolidated Statements of Assets and Liabilities as of December 31, 2018 and 2017	F-162

Consolidated Statements of Operations for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017	F-163
Consolidated Statements of Changes in Net Assets for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017	F-164
Consolidated Statements of Cash Flows for the year ended December 31, 2018 and for the period from January 11, 2017 (commencement of operations) to December 31, 2017	F-165
Consolidated Schedules of Investments as of December 31, 2018 and 2017	F-166
Notes to Consolidated Financial Statements	F-174

(2) Exhibits

(a)	Certificate of Incorporation (incorporated by reference to Exhibit (a) to pre-effective Amendment No. 7 to GSBD’s Registration Statement on Form N-2 (file no. 333-187642), filed on March 3, 2015).

(b)	Bylaws (incorporated by reference to Exhibit (a) to pre-effective Amendment No. 7 to GSBD’s Registration Statement on Form N-2 (file no. 333-187642), filed on March 3, 2015).

(c)	Not applicable.

(d)(1)	Indenture, dated October 3, 2016, between Goldman Sachs BDC, Inc. and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to GSBD’s Current Report on Form 8-K (file no. 814-00998), filed on October 3, 2016).

(d)(2)	Form of 4.50% Convertible Note Due 2022 (incorporated by reference to Exhibit 4.2 to GSBD’s Current Report on Form 8-K (file no. 814-00998), filed on October 3, 2016).

(d)(3)**	Form of Base Indenture for the Notes.

(d)(4)**	Form of First Supplemental Indenture for the Notes.

(d)(5)**	Form of Note.

(d)(6)**	Statement of Eligibility of Trustee on Form T-1.

(e)	Dividend Reinvestment Plan, amended as of August 1, 2017 (incorporated by reference to Exhibit 10.1 to GSBD’s Quarterly Report on Form 10-Q (file no. 814-00998), filed on August 3, 2017).

(f)	Not applicable.

(g)(1)	Amended and Restated Investment Management Agreement, dated as of January 1, 2015, between GSBD and Goldman Sachs Asset Management, L.P. (incorporated by reference to Exhibit (g) to pre-effective Amendment No. 7 to GSBD’s Registration Statement on Form N-2 (file no. 333-187642), filed on March 3, 2015).

(g)(2)	Second Amended and Restated Investment Management Agreement, dated as of June 15, 2018, between Goldman Sachs BDC, Inc. and Goldman Sachs Asset Management, L.P. (incorporated by reference to Exhibit 10.1 to GSBD’s Current Report on Form 8-K (file no. 814-00998), filed on June 15, 2018).

(h)(1)**	Form of Underwriting Agreement for the Notes.

(i)	Not applicable.

(j)	Custody Agreement, dated as of April 1, 2013, between Registrant and State Street Bank and Trust Company (incorporated by reference to Exhibit (j) to pre-effective Amendment No. 8 to GSBD’s Registration Statement on Form N-2 (file no. 333-187642), filed on March 10, 2015).

(k)(1)	Administration Agreement, dated as of April 1, 2013, between GSBD and State Street Bank and Trust Company (incorporated by reference to Exhibit (k)(3) to pre-effective Amendment No. 7 to GSBD’s Registration Statement on Form N-2 (file no. 333-187642), filed on March 3, 2015).

(k)(2)	Senior Secured Revolving Credit Agreement, dated as of September 19, 2013 among GSBD, as Borrower, the Lenders party thereto, and SunTrust Bank, as Administrative Agent (incorporated by reference to Exhibit (k)(5) to pre-effective Amendment No. 8 to GSBD’s Registration Statement on Form N-2 (file no. 333-187642), filed on March 10, 2015).

(k)(3)	First Omnibus Amendment to Senior Secured Revolving Credit Agreement and Guarantee and Security Agreement, dated as of October 3, 2014 among GSBD, as Borrower, the Lenders party thereto, and SunTrust Bank, as Administrative Agent and as Collateral Agent (incorporated by reference to Exhibit 10.1 to GSBD’s Quarterly Report on Form 10-Q (file no. 001-35851), filed on May 14, 2015).

(k)(4)	Joinder Agreement, dated as of January 16, 2015, by HSBC Bank USA, National Association, as Assuming Lender, in favor of GSBD as Borrower, and SunTrust Bank, as administrative agent under the Revolving Credit Facility (incorporated by reference to Exhibit 10.2 to GSBD’s Quarterly Report on Form 10-Q (file no. 001-35851), filed on May 14, 2015).

(k)(5)	Joinder Agreement, dated as of March 27, 2015, by CIT Finance LLC, as Assuming Lender, in favor of GSBD as Borrower, and Sun Trust Bank, as administrative agent under the Revolving Credit Facility (incorporated by reference to Exhibit 10.3 to GSBD’s Quarterly Report on Form 10-Q (file no. 001-35851), filed on May 14, 2015).

(k)(6)	Joinder Agreement, dated as of February 27, 2019, by MUFG Union Bank, N.A., as Assuming Lender, in favor of GSBD as Borrower, and SunTrust Bank, as administrative agent under the Revolving Credit Facility (incorporated by reference to Exhibit 10.25 to GSBD’s Annual Report on Form 10-K (file no. 814-00998), filed on February 28, 2019).

(k)(7)	Second Amendment to Senior Secured Revolving Credit Agreement, dated as of November 4, 2015, among Goldman Sachs BDC, Inc., as Borrower, the Lenders party thereto, SunTrust Bank, as Administrative Agent and as Collateral Agent, and, solely with respect to Section 5.9, DDDS BL, LLC (incorporated by reference to Exhibit 10.1 to GSBD’s Form 8-K (File No. 814-00998), filed on November 5, 2015).

(k)(8)	Third Amendment to Senior Secured Revolving Credit Agreement, dated as of December 16, 2016, among Goldman Sachs BDC, Inc., as Borrower, the Lenders party thereto, and SunTrust Bank, as Administrative Agent and as Collateral Agent (incorporated by reference to Exhibit 10.1 to GSBD’s Form 8-K (File No. 814-00998), filed on December 21, 2016).

(k)(9)	Fourth Amendment to Senior Secured Revolving Credit Agreement, dated as of February 21, 2018, among Goldman Sachs BDC. Inc., as Borrower, the Lenders party thereto, and SunTrust Bank as Administrative Agent and as Collateral Agent (incorporated by reference to Exhibit 10.8 to GSBD’s Annual Report on Form 10-K (File No. 814-00998), filed on February 22, 2018).

(k)(10)	Fifth Amendment to Senior Secured Revolving Credit Agreement, dated as of September 17, 2018, among Goldman Sachs BDC, Inc., as Borrower, the Lenders party thereto and SunTrust Bank, as Administrative Agent and as Collateral Agent (incorporated by reference to Exhibit 10.1 to GSBD’s Current Report on Form 8-K (file no. 814-00998), filed on September 17, 2018).

(k)(11)	Senior Credit Fund, LLC Limited Liability Company Agreement, dated as of July 18, 2014, between Goldman Sachs BDC, Inc. and Regents of the University of California (incorporated by reference to Exhibit (k)(6) to pre-effective Amendment No. 7 to GSBD’s Registration Statement on Form N-2 (file no. 333-187642), filed on March 3, 2015).

(k)(12)	First Amendment to Senior Credit Fund, LLC Limited Liability Company Agreement, dated as of October 1, 2014, between Goldman Sachs BDC, Inc. and Regents of the University of California (incorporated by reference to Exhibit (k)(6)(a) to pre-effective Amendment No. 10 to GSBD’s Registration Statement on Form N-2 (file no. 333-187642), filed on March 17, 2015).

(k)(13)	Second Amendment to Senior Credit Fund, LLC Limited Liability Company Agreement, dated as of July 31, 2017, between Goldman Sachs BDC, Inc. and Regents of the University of California (incorporated by reference to Exhibit 10.2 to GSBD’s Quarterly Report on Form 10-Q (file no. 814-00998), filed on August 3, 2017).

(k)(14)	Third Amendment to Senior Credit Fund, LLC Limited Liability Company Agreement, dated as of November 1, 2017, between Goldman Sachs BDC, Inc. and Regents of the University of California (incorporated by reference to Exhibit 10.3 to GSBD’s Quarterly Report on Form 10-Q (file no. 814-00998), filed on November 2, 2017).

(k)(15)	Fourth Amendment to Senior Credit Fund, LLC Limited Liability Company Agreement, dated as of January 2, 2018, between Goldman Sachs BDC, Inc. and Regents of University of California (incorporated by reference to Exhibit 10.1 to GSBD’s Current Report on Form 8-K (file no. 814-00998), filed on January 3, 2018).

(k)(16)	Fifth Amendment to Senior Credit Fund, LLC Limited Liability Company Agreement, dated as of March 2, 2018, between Goldman Sachs BDC, Inc. and Regents of University of California (incorporated by reference to Exhibit 10.1 to GSBD’s Current Report on Form 8-K (file no. 814-00998), filed on March 6, 2018).

(k)(17)	Sixth Amendment to Senior Credit Fund, LLC Limited Liability Company Agreement, dated as of August 24, 2018, between Goldman Sachs BDC, Inc. and Regents of the University of California (incorporated by reference to Exhibit 10.1 to GSBD’s Current Report on Form 8-K (file no. 814-00998), filed on August 24, 2018).

(k)(18)	Transfer Agency and Services Agreement, effective as of May 2, 2016, by and between GSBD, Computershare Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 10.2 to the to GSBD’s Quarterly Report on Form 10-Q (file no. 814-00998), filed on May 9, 2016).

(k)(19)	License Agreement, dated as of April 1, 2013, between the Registrant and the Goldman, Sachs & Co. (incorporated by reference to Exhibit (k)(4) to pre-effective Amendment No. 7 to GSBD’s Registration Statement on Form N-2 (file no. 333-187642), filed on March 3, 2015).

(k)(20)	Agreement and Plan of Merger, by and among Goldman Sachs BDC, Inc., Goldman Sachs Middle Market Lending Corp., Evergreen Merger Sub Inc., and Goldman Sachs Asset Management, L.P., dated as of December 9, 2019 (incorporated by reference to Exhibit 2.1 to GSBD’s Current Report on Form 8-K (file no. 814-00998), filed December 9, 2019).

(l)**	Opinion and Consent of Fried, Frank, Harris, Shriver & Jacobson LLP.

(m)	Not applicable.

(n)(1)*	Independent Registered Public Accounting Firm Consent of Goldman Sachs BDC, Inc.

(n)(2)*	Report of Independent Registered Public Accounting Firm regarding “Senior Securities” table contained herein of Goldman Sachs BDC, Inc.

(n)(3)*	Independent Registered Public Accounting Firm Consent of Goldman Sachs Middle Market Lending Corp.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of the Registrant (incorporated by reference to Exhibit 14.1 to GSBD’s Annual Report on Form 10-K (file no. 814-00998), filed on February 22, 2018).

(r)(2)	Code of Ethics of Goldman Sachs Asset Management, L.P. (incorporated by reference to Exhibit (r)(2) to pre-effective Amendment No. 8 to GSBD’s Registration Statement on Form N-2 (file no. 333-187642), filed on March 10, 2015).

*	Filed herewith.
**	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$38,940
Printing expenses	*
Legal fees and expenses	*
Accounting fees and expenses	*
Miscellaneous	*

Total	*

Note: All listed amounts, except the SEC registration fee, are estimates.

*	To be included by amendment.

Item 28. Persons Controlled by or Under Common Control with Registrant

The following list sets forth the Registrant’s subsidiaries, the state under whose laws the subsidiaries are organized and the voting securities owned by the Registrant, directly or indirectly, in such subsidiary, which is included in the Registrant’s consolidated financial statements:

BDC Blocker I, LLC (Delaware)	100.0%
GSBD Blocker II, LLC (Delaware)	100.0%
GSBD Wine I, LLC (Delaware)	100.0%

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s securities as of                :

Title of Class	Number of Record Holders
Common shares, par value $0.001 per share

Convertible Notes due 2022	1

Item 30. Indemnification

As permitted by Section 102 of the DGCL, the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the Registrant, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s certificate of incorporation and bylaws each provide that all directors, officers, employees and agents of the Registrant will be entitled to be indemnified by the Registrant to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL empowers the Registrant to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that the person is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL empowers the Registrant to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the Registrant, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the Registrant unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of the Registrant has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding.

Section 145(d) of the DGCL provides that in all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the Registrant only if it is consistent with the 1940 Act and as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person to be indemnified has met the applicable standard of conduct set forth in those subsections. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders.

Section 145(e) authorizes the Registrant to pay expenses (including attorneys’ fees) incurred by an officer or director of the Registrant in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person to whom the advancement will be made to repay the advanced amounts if it is ultimately determined that he or she was not entitled to be indemnified by the Registrant as authorized by Section 145. Section 145(e) also provides that such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the Registrant, or persons serving at the request of the Registrant as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Registrant deems appropriate.

Section 145(f) provides that indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of such Section are not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

Section 145(g) authorizes the Registrant to purchase and maintain insurance on behalf of its current and former directors, officers, employees and agents (and on behalf of any person who is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, regardless of whether the Registrant would have the power to indemnify such persons against such liability under Section 145.

Section 102(b)(7) of the DGCL allows the Registrant to provide in its certificate of incorporation a provision that limits or eliminates the personal liability of a director of the Registrant to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision may not limit or eliminate the liability of a director (1) for any breach of the director’s duty of loyalty to the Registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derived an improper personal benefit. GSBD’s certificate of incorporation will provide that its directors will not be liable to it or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended.

The Administration Agreement provides that the Registrant shall indemnify and hold the administrator harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the administrator resulting from any claim, demand, action or suit in connection with the administrator’s acceptance of the Administration Agreement, any action or omission by it in the performance of its duties hereunder, or as a result of acting upon any instructions reasonably believed by it to have been duly authorized by the Registrant or upon reasonable reliance on information or records given or made by the Registrant or

GSAM, provided that this indemnification shall not apply to actions or omissions of the administrator, its officers or employees in cases of its or their own negligence, bad faith or willful misconduct.

The Registrant has agreed to indemnify the underwriter[s] against certain liabilities, including liabilities under the Securities Act.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of GSAM

A description of any other business, profession, vocation or employment of a substantial nature in which GSAM, and each managing director, director or executive officer of GSAM, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding GSAM and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-37591), and is incorporated herein by reference.

Item 32. Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Goldman Sachs BDC, Inc., c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282;

(2)	the Transfer Agent, Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021;

(3)	the Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111; and

(4)	GSAM, Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.

The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

(a)	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon

Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)

For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has duly caused this Pre-Effective No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York on the 28th day of January 2020.

GOLDMAN SACHS BDC, INC.

By:	/s/ Brendan McGovern
Name:	Brendan McGovern
Title:	Chief Executive Officer and President

KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints Brendan McGovern, Jonathan Lamm, Caroline L. Kraus, Robert Griffith and Joseph McClain, jointly and severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-2 and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Brendan McGovern	Chief Executive Officer and President	January 28, 2020
Brendan McGovern	(Principal Executive Officer)

/s/ Jonathan Lamm	Chief Financial Officer and Treasurer	January 28, 2020
Jonathan Lamm	(Principal Financial Officer)

/s/ Carmine Rossetti	Principal Accounting Officer	January 28, 2020
Carmine Rossetti

/s/ Jaime Ardila
Jaime Ardila	Director	January 28, 2020

Signature	Title	Date
/s/ Ross J. Kari	Director	January 28, 2020
Ross J. Kari

/s/ Ann B. Lane	Director	January 28, 2020
Ann B. Lane

/s/ Susan B. McGee	Director	January 28, 2020
Susan B. McGee

/s/ Katherine Uniacke	Director	January 28, 2020
Katherine Uniacke